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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3732
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                            MFS/SUN LIFE SERIES TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000
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                   Date of fiscal year end: December 31, 2002
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                    Date of reporting period: June 30, 2003
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ITEM 1.  REPORTS TO STOCKHOLDERS.
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[MFS (R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2003


BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL ASSET ALLOCATION SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL VALUE SERIES
(FORMERLY KNOWN AS INTERNATIONAL INVESTORS TRUST SERIES)
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

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TABLE OF CONTENTS

Letter from the Chairman                                                       1

Management Reviews                                                             2

Performance Summary                                                            8

Portfolio of Investments                                                      12

Financial Statements                                                          40

Notes to Financial Statements                                                 56

Board of Managers and Officers                                        Back Cover


    NOT FDIC INSURED       MAY LOSE VALUE             NO BANK GUARANTEE
    NOT A DEPOSIT          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

We believe that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

MFS has structured its equity and fixed-income investment teams to capitalize on the strength of its investment process and the global reach of analysts based around the world. The global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. The U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe this structure will enable the firm to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of MFS' environment of collaboration between research analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. The goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe this collaborative environment allows MFS to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe this structure assures that the analysts maintain their peripheral vision rather than become too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, the entire MFS research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When MFS hires new analysts, the firm requires them to spend an average of one year in Boston to learn the company's culture and to build relationships with their peers. This interaction among the analysts fosters a collaborative process that we believe is essential to deliver investment performance for our investors. The analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, the equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, the equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, the firm's fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to obtain a more complete view of a company.

WORKING TOGETHER

Portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of the team is involved in our investment process. In fact, the portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. The portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, this culture empowers the members of the investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and Sun Life, and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

July 21, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

                                        1
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MARKET ENVIRONMENT DURING THE PERIOD

GLOBAL STOCK MARKETS RALLIED

During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in a few years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

FIXED-INCOME INVESTORS SOUGHT OUT HIGHER-YIELDING BONDS

During the six-month period ended June 30, events that influenced U.S. and international fixed-income markets included U.S. mortgage rates that fell to near 40-year lows, a weak U.S. dollar relative to foreign currencies, and interest rate cuts by the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank (ECB).

Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. In our view, that interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance sheet quality of corporate issuers, and increased investor confidence. Low yields on U.S. Treasury securities made higher-yielding corporate issues more attractive to investors, in our opinion. High-grade corporate bonds performed well for the period, but they were well behind the strong results achieved by high-yield corporate issues. The period was marked by near-record inflows into the high-yield sector at a time when there was only a modest supply of new high-yield issues available. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices overall.

Although interest rates offered by overseas government bonds declined during the six-month period, the rates of return they offered were generally higher than those of U.S. Treasuries throughout the period. Emerging market bonds were among the top international performers because of the attractive yields they offered and the generally improving credit quality in developing nations.

MANAGEMENT REVIEWS

BOND SERIES

For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 8.04% and Service Class shares provided a total return of 7.92%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 5.23% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt. Over the same period, the average corporate-debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.84%.

CONTRIBUTORS TO PERFORMANCE

In our view, three main factors drive fixed-income returns: interest rates, sector allocation, and individual security selection. Our strategy is to be neutral on interest rates and to try to add value through sector allocation and security selection, those areas where we believe we have the most control. Our aim is to overweight sectors that our analysts believe will perform best and avoid issuers that may face credit pressure. We strive to find bonds with improving credit profiles and those that may be upgraded to a higher credit rating, as credit upgrades often cause the price of corporate bonds to appreciate.

During the period, investors showed renewed interest in corporate bonds of all quality levels, including investment-grade corporate bonds. In our view, that interest was sparked by historically low yields offered by U.S. Treasury securities, improvement in overall credit quality for many corporate issuers, and improving investor confidence. Additionally, many market participants considered the premium over Treasury securities offered by investment-grade bonds attractive, especially as the U.S. economy looked to be stabilizing. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The period saw corporate bonds post some of their best returns on record, and we had an overweight position in this sector relative to the series' benchmark, which boosted our overall relative performance. In particular, the series benefited from large positions in bonds issued by telecommunications companies such as Verizon Communications and Sprint in the U.S. and TELUS Corp. in Canada.

We also owned a sizable stake in electric utility bonds, which suffered late last year from industry-wide liquidity concerns but rebounded this year as companies began addressing balance-sheet issues. Holdings in the utility sector, such as PSEG Power, benefited greatly from improved conditions in that sector following scandals that harmed it during 2002.

DETRACTORS FROM PERFORMANCE

Our auto industry holdings hurt performance over the period. The auto sector has been weak, and we think the market began to worry during the period that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits. The sector recovered some lost ground as the corporate market improved, but it remains one of the more challenging sectors in the market.

EMERGING MARKETS EQUITY SERIES

For the six months ended June 30, 2003, the series' Initial Class shares provided a total return of 14.12% and the Service

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Class shares provided a return of 13.94%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare to returns over the same period of 15.96% and 16.13%, respectively, for the series' benchmarks, the Lipper Emerging Markets Fund Index (the Lipper Index) and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper Emerging Markets Fund Index measures the performance of emerging market equity funds. The MSCI EMF Index measures the performance of emerging market stocks.

DETRACTORS FROM PERFORMANCE

Generally speaking, the market environment over the period was not favorable for the series' style of investing. We try to manage the series with a somewhat conservative value style and believe that this strategy may moderate the portfolio's volatility but still offer the potential to outperform the market, as represented by the series' benchmark, over the longer term. During the stock market rally of the past six months, we saw that some of the better-performing stocks were, in our view, higher-volatility, higher-valuation, more risky issues. We felt many of those stocks did not fit the series' long-term strategy of investing in more-established firms that we feel have strong business fundamentals and are selling at attractive valuations.

The basic materials sector proved to be the biggest detractor for the series over the period. We were overweight relative to the MSCI EMF index in several stocks that performed poorly during the period. In particular, we had positions in gold and precious metals companies such as Gold Fields, a South African mining company, and Anglo American Platinum, both of which posted negative returns during the period. These companies were hurt during the period by rising government royalties and by the falling U.S. dollar, as platinum is a commodity priced in dollars.

The series generated positive returns in the health care sector, but relative to its benchmark the portfolio underperformed in this area. One source of our relative underperformance was that we did not own benchmark-component Teva Pharmaceutical Industries, an Israel-based generic pharmaceutical firm whose stock rose sharply during the period. In our view, the stock's high valuation made it a poor fit with the portfolio's investment style. However, we did own stock in Taro Pharmaceutical Industries, another Israel-based generic drug maker that we believed was selling at a more attractive valuation. This stock also rose sharply during the period and helped mitigate the negative performance to the portfolio that resulted from not owning Teva.

CONTRIBUTORS TO PERFORMANCE

The energy sector proved to be the biggest contributor to performance relative to the benchmark during the period. Our stock selection was also a source of the series' out-performance in the energy sector, particularly our investments in Russian oil and gas exploration and production firms. Our shares in YUKOS Corp. and Siberian Oil Company (Sibneft) were helped by high oil prices and by improving investor confidence in Russia. During the period, Sibneft and YUKOS announced details of a merger of the two companies.

GLOBAL ASSET ALLOCATION SERIES

For the six months ended June 30, 2003, the Initial Class shares of the series provided a total return of 8.68% and Service Class shares 8.53%. These returns, which include the reinvestment of any dividends or capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the following returns over the same period for the series' multiple benchmarks:
11.75% for the Standard & Poor's 500 Stock Index (the S&P 500), 9.85% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index; 3.93% for the Lehman Brothers Aggregate Bond Index, and 8.14% for the
J. P. Morgan Non-Dollar Government Bond Index. The S&P 500 is a commonly used measure of the broad U.S. stock market. MSCI EAFE is a commonly used measure of the international stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market and the J.P. Morgan Non-Dollar Government Bond Index measures the performance of international government bonds. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that tracks mutual fund performance, returned 10.22%.

PORTFOLIO TACTICAL POSITIONING

From January through April, the series' top level allocations to stocks and fixed-income securities was close to the portfolio's neutral position of 65% stocks and 35% bonds. Since then, the series has been overweighted in equity holdings. Throughout the period, we emphasisized U.S. stocks. That emphasis benefited series performance because the U.S. stock market outperformed overseas stock markets for the first half of 2003.

Our international stock holdings detracted from series performance for the period. The series was conservatively invested and was overweighted in consumer staples and basic materials.

The series' fixed-income allocation was fairly stable throughout the six-month reporting period. To take advantage of the opportunities we saw in the high-yield market, we went to our upper limit in that sector. The series benefited from this positioning because the high-yield market performed extremely well for the period. However, we chose bonds on the more conservative end of the high-yield spectrum that did not participate as fully in the high-yield market rally as their higher-risk counterparts did.

CONTRIBUTORS TO PERFORMANCE

Some of the portfolio's better-performing stocks were Australian insurer QBE Insurance, British retailer Next, Spanish utilities company Iberdrola, U.S. technology company Amazon.com, and Canadian telecommunications company BCE.

The stock price of multi-line insurer QBE Insurance increased in the first quarter when the company announced that it expected a 10% to 15% pricing increase and a substantial increase in net income for 2003. In spite of flat first quarter same-store sales, Next's stock price rose, in our view, because of positive sentiment regarding the U.K. consumer. Iberdrola, Spain's second largest electric utility, continued to benefit from its cost-cutting efforts and a favorable regulatory environment. The price of Amazon.com rose steadily through the first half of 2003, buoyed in part by a general stock market rally in technology. The lift in BCE's stock price was attributable in part to a general price rally among communications companies as well as increased earnings for Bell Canada (which is owned by BCE) and improvements in BCE's operating costs.

DETRACTORS TO PERFORMANCE

The series' stock investments in the basic materials and consumer staples sectors trailed that of the S&P 500 and the MSCI EAFE indices.

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Basic materials stock performance was lackluster primarily because of the sluggish global economy. Syngenta and Akzo Nobel were the group's most disappointing investments. Syngenta, a Swiss agro-chemical company, was the victim of weakening trends in the agricultural industry. The stock of Akzo Nobel, a Dutch chemical and pharmaceutical company, declined amid concerns about the company's operations and pension contribution requirements. The portfolio no longer held a position in Akzo Nobel at period end.

In our view, investors moved away from consumer staples and gravitated toward higher risk stocks that were more sensitive to cyclical stock market trends. Dutch consumer products company Unilever let down investors with lower-than-expected sales for the six months ended June 30. U.K. household products manufacturer Reckitt Benckiser slipped on news that it was not going to repurchase some of its outstanding shares and had walked away from the acquisition of Pfizer's Shick razor business. The stock of Japan's largest cosmetics company, Shiseido, fell after the company reported that sales were affected by the global economic slowdown.

SPECIAL NOTE TO CONTRACT OWNERS: IN JULY 2003, SHAREHOLDERS APPROVED AN ACQUISITION OF THE SERIES BY THE MFS GLOBAL TOTAL RETURN SERIES. THIS ACQUISITION WILL TAKE EFFECT ON SEPTEMBER 8, 2003. PLEASE SEE THE PROSPECTUS FOR DETAILS.

GLOBAL GOVERNMENTS SERIES

For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 8.44% and Service Class shares 8.30%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 7.11% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes developed country government bond markets around the world.

A BOND-FRIENDLY ENVIRONMENT

The global environment in the first half of 2003 was characterized by weak economic activity and swings in risk aversion, particularly during the period surrounding the U.S. intervention in Iraq. These factors contributed to a bond-friendly environment as central banks in nearly all major economies responded to low-growth, low-inflation conditions with loose monetary policies.

The dollar was generally weak against most major currencies over this period. The large U.S. current account deficit -- equivalent to 5% of the GDP (gross domestic product) and trending higher -- proved to be a powerful depreciating force on the dollar. It declined nearly 10% against the euro for the period. Greater dollar weakness was exhibited against some of the "dollar bloc" currencies, particularly the Canadian and Australian dollars. Japanese official intervention tempered the appreciation of the yen.

Tentative signs of an uptick in global activity began to reverse some of these bond and currency movements as we opened the second half.

KEY CONTRIBUTORS TO PERFORMANCE

The portfolio benefited from a significant overweight position relative to its benchmark in Euro-bloc bonds. Higher yields in Europe and the modest compression of their spread over U.S. Treasuries contributed to their relative outperformance. The portfolio's overweighted exposure to the euro was an additional contributor to outperformance. More recently, we have taken profits and reduced our euro currency position (while maintaining an overweight position in Euro-bloc bonds). The series' overweight bond and currency positions in Canada helped performance as did the bond positions in New Zealand and currency positions in Australia.

KEY DETRACTORS FROM PERFORMANCE

Although the portfolio outperformed its benchmark, we could have done a better job against the U.S. component of the index. Our concerns regarding the relative "richness" of the U.S. Treasury market (particularly in relation to Europe) resulted in our underweighting the U.S. market prematurely. This positioning detracted somewhat from performance in the period. In addition, our underweighting in U.K. gilts and the Swiss franc were modest detractors from performance.

GLOBAL TOTAL RETURN SERIES

For the six months ended June 30, 2003, the series' Initial Class shares provided a total return of 9.42%, and Service Class shares 9.21%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare to the following returns over the same period for the series' benchmarks: 11.75% for the S&P 500; 9.75% for the Lipper Global Flexible Fund Index (the Lipper Index); and 9.60% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index measures the performance of government bond markets around the world. The Lipper Global Flexible Fund Index measures the performance of funds that allocate their investments across various asset classes.

SLOW AND STEADY

During the period, the series had very strong absolute performance due to improvements in the equity and bond markets. The series did underperform the S&P 500 and we believe a major reason for that was its conservative positioning, which has been our long-term strategy regardless of current economic or market conditions. We don't invest to any major extent in less developed markets and have benefited from our primary regional focus on the United States and Europe. Also, we tend to favor higher-quality companies in industries that we believe tend to hold up better under volatile economic conditions. These are market sectors where we find more reliable and predictable earnings and cash flows. The series tries to focus on the higher-quality, consistent performers within these sectors.

POSITIVE EQUITY PERFORMERS

Financial services stocks was our largest sector weighting and represented 15% of the equity portion of the series at the end of period.

Financial services were previously under significant pressure because of rising credit costs and fear of balance sheet write-offs, given concerns over corporate balance sheets. Investor worries lessened during the period, and we saw improved returns for a number of holdings, including Royal Bank of Scotland, which was up over 20%.

Property and casualty insurance companies also fared well during the period, buoyed by generally rising premium rates and our holdings in QBE Insurance Group of Australia greatly helped the series' performance.

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The series' overweighted position in utilities and communications also helped us during the period as we were up over 9% in that area. Specifically our holdings in Iberdrola and Telefonica, both of Spain, helped the series.

EQUITY DETRACTORS

Basic materials holdings detracted from performance during the period. While the sector as a whole did well, several of the series' key holdings did poorly. In particular Syngenta, a Swiss agri-chemical company, disappointed by reporting weak revenues.

We also had weak performance from Dutch pharmaceutical company Akzo-Nobel, which struggled over product issues and increased balance sheet concerns. The portfolio no longer held a position in Akzo-Nobel at period end.

Our overweighted position in the consumer staples sector hurt the series, as that sector trailed the S&P 500. Specifically, our overweighted position in Shiseido, a Japanese cosmetics company, hurt performance.

FIXED INCOME STRATEGY

Our overweight position in Euro-bloc bonds and currency, as well as in certain "dollar-bloc" bonds and currencies (e.g. Australia, New Zealand, Canada), benefited the series, particularly given the U.S. dollar weakness against those currencies. We were too early reducing our U.S. Treasury exposure, underestimating the strong technical bid against a backdrop of persistent U.S. economic weakness and the easing bias of the Federal Reserve. This positioning helped performance as we entered the second half and U.S. Treasury yields began widening.

GOVERNMENT SECURITIES SERIES

For the six months ended June 30, 2003, the series provided a total return of 2.53% for Initial Class shares and 2.40% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 2.61% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index measures the performance of the government and mortgage securities markets. Over the same period, the average general U.S. government portfolio tracked by Lipper Inc. returned 2.46%.

A TURBULENT YIELD ENVIRONMENT

Global economic weakness, the U.S./Iraq war, and weaker-than-expected growth in U.S. gross domestic product contributed to a general decline in interest rates. During the first six months of 2003, the fixed-income markets continued to react to mixed economic signals and growing evidence of the U.S. Federal Reserve Board's (the Fed's) concerns about possible deflation. Investors took the Fed's mention in May of the possibility of "an unwelcome substantial fall in inflation," I.E., deflation, to mean that short-term rates would remain low for the foreseeable future. As a result, they drove interest rates on longer-term bonds to their lowest levels since the 1950s and triggered a rally in bond prices. The yield on 10-year Treasuries fell from 3.85% on May 1 to 3.1% by June 13.

As yields fell and prices rose, Fed watchers began predicting that the Fed would cut rates 0.50% at its Open Market Committee meeting on June 25. They were disappointed by a cut of only 0.25%. Five days later, on June 30, the yield on the 10-year Treasury had risen to 3.51% and prices had fallen back to earlier levels.

DETRACTORS AND CONTRIBUTORS TO SERIES PERFORMANCE

U.S. Treasury securities posted lackluster returns throughout the period due in part to volatility in the Treasury market. Holdings of premium coupon mortgage-backed securities experienced prepayments throughout the period and dampened returns for the six months ended June 30. However, the series' lower coupon mortgage-backed securities performed slightly better over the period.

Performance from the series' government agency positions surpassed Treasury results, particularly Small Business Administration (SBA) and Financing Corporation (FICO) holdings. (FICO was formed in the late 1980s by the Federal Home Loan Bank Board to help rescue thrift institutions.) Issues from these two agencies are less liquid than other agency securities and are traded less frequently. As a consequence, SBA and FICO issues provide a slight yield advantage over other federal agency paper.

HIGH YIELD SERIES

For the six months ended June 30, 2003, the series' Initial Class shares provided a total return of 11.75% and the Service Class shares provided a return of 11.82%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare to returns over the same period of 18.49% and 15.74%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Index (The Lehman Index) and the Lipper High Yield Index (the Lipper Index). The Lehman Brothers High Yield Index measures the performance of the high-yield bond market. The Lipper Mutual Fund Indices measure the performance of funds within their respective classification.

DETRACTORS FROM PERFORMANCE

Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have underweight exposure to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE

The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints. Within our wireless telecom industry weighting, we favored select names with the ability to generate strong free cash flow.

We had overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow.

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Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

INTERNATIONAL VALUE SERIES

For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 9.01% and Service Class shares 8.93%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns over the same period of 9.85% and 9.18%, respectively, for the series' benchmarks, the MSCI EAFE Index, and the Lipper International Fund Index. The Lipper International Fund Index measures the performance of international equity funds.

IMPACT OF MARKET ENVIRONMENT ON PERFORMANCE

We consider the series to be one of our conservative international portfolios and manage it accordingly. We look for high-quality companies that we believe are undervalued, and have steady earnings and solid balance sheets. That conservative positioning was a positive contributor to performance when markets declined, but it detracted somewhat from performance when the markets rebounded in the first half of 2003.

SOLID RETURNS FROM FINANCIAL SERVICES, PLUS UTILITIES AND COMMUNICATIONS

Holdings in the financial services, utilities and communications, and energy sectors all contributed to the series' performance during the period.

The series' holdings in financial services were boosted when investor concerns over rising credit costs and bad loans subsided during the period. As a result, several of our bank holdings, such as Danske Bank of Denmark and Depfa Bank of Ireland, enjoyed improved returns. Property and casualty insurance companies such as QBE Insurance also fared well. Generally, these insurance companies have significant exposure to world stock markets. When those markets rallied, the value of our insurance company positions rose with them.

During the period, the series was overweighted in utilities and communications stocks, and that position contributed positively to the series' performance as we were up nearly 15% in this sector at the end of the period. Our best performer was Iberdrola, a Spanish electric utility that continued to benefit from management's focus on restructuring.

The series' position in Telefonica, a Spanish telecommunications company, also helped performance during the period.

WEAKNESS FROM BASIC MATERIALS SECTOR AND SELECTED SECURITIES

Although many economies worldwide showed signs of growth, the rate at which they grew was generally considered to be sluggish. This slow growth rate hurt stocks in the basic materials group. For example, the stock of Akzo Nobel, a Dutch chemical and pharmaceutical company, declined amid concerns about the company's operations and pension contribution requirements.

We also had weak performance from Syngenta, a Swiss agri-chemical company that disappointed by reporting low revenues and fell on investor concerns regarding the negative impact of the weak dollar.

Our overweight position in the consumer staples sector hurt the series, as that sector trailed the benchmark. Specifically, our position in Shiseido, a Japanese cosmetics company, hurt performance.

Relative performance was also hurt because we did not own stock in Deustche Bank, which performed well during the second-quarter 2003 market rally.

MONEY MARKET SERIES(7),(8)

For the six months ended June 30, 2003, the series provided a total return of 0.35% for Initial Class shares and 0.23% for Service Class shares. In addition, the 7-day current yield for the series as of June 30, 2003, was 0.60%.

These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 0.26% for the average money market fund tracked by Lipper Inc.

A FAIRLY STABLE INTEREST RATE ENVIRONMENT

During the period, there was tremendous uncertainty within the marketplace as well as the geopolitical arena. High levels of jobless claims, volatile energy prices, and the war in Iraq all contributed to restrained business and consumer spending.

The U.S. Federal Reserve Board (the Fed) held short-term interest rates steady from January 1, 2003 through June 24. However, on June 25, the Fed cut the federal funds rate by 0.25% to 1.00%. The quarter of a percent reduction was less than the 0.50% that some investment professionals had anticipated. The smaller cut was viewed by many as a sign of optimism by the Fed. In fact, the Fed stated in its release that accompanied the cut, "Recent signs point to a firming in spending, markedly improved financial conditions, and labor and product markets that are stabilizing."

Low interest rates throughout the period led us to concentrate portfolio investments in high-quality commercial paper and asset-backed commercial paper. These short-term obligations typically yielded three to five basis points (0.03% to 0.05%) more than discount agency paper of similar maturity. On June 30, 2003, approximately 88% of the portfolio was invested in commercial paper and asset-backed commercial paper. The balance of the portfolio was invested in U.S. government and government-guaranteed issues.

LIMITED SUPPLY OF COMMERCIAL PAPER

The precarious nature of the economy caused companies to cut costs by reducing overhead, cutting the size of their workforce, and pulling back on merger and acquisition activity. As a result, companies had less need to finance debt through the commercial paper market, and supplies of commercial paper became limited. However, demand for all types of high-quality short-term debt, including commercial paper, was strong throughout the six-month reporting period.

Constricted supply and continued demand caused the money market yield curve to flatten. Investors were unable to earn additional yield by investing in instruments of longer maturities. Given the flattened yield curve, we saw no compelling argument to invest in longer maturities. Until the Fed's interest rate cut in June, we had targeted an average maturity for the portfolio at about 50 days. After the cut, we revised our target maturity downward to 40 to 45 days.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain the portfolio's high quality as we focus on the series' objectives of income, capital preservation, and liquidity.

STRATEGIC INCOME SERIES

For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 8.01%, and Service Class shares returned 7.80%. These returns include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, and compare to the following returns over the same period for the series' four current benchmarks: the Lehman Brothers High Yield Index, 18.49%; the Salomon Brothers World Government Bond non-Dollar Hedged Index, 2.65% (the Salomon Brothers World Government Bond non-Dollar Hedged Index measures government bond markets around the world, ex-U.S.); the Lehman Brothers Aggregate Bond Index, 3.93%; and the J.P. Morgan Emerging Market Bond Index Global, 17.34% (the J.P. Morgan Emerging Markets Bond Index Global tracks debt instruments in the emerging markets, and includes a broader array of countries than the J.P. Morgan Emerging Markets Bond Index Plus). The series' performance also compares to a 7.11% return for the Salomon Brothers World Government Bond Index, and a 5.23% return for the Lehman Brothers Government/Credit Index. During the same period, the average multi-sector income fund tracked by Lipper Inc. returned 10.42%.

This is our most diversified fixed-income series as we actively manage its asset mix across four broad sectors: U.S. government debt, high-grade debt, high-yield debt, and international debt. The period was unique in that both interest rate-sensitive and credit-sensitive bonds experienced strong positive performance as investors showed renewed interest in fixed-income securities. The period was marked by near-record inflows into the high-yield sector, coupled with only a modest supply of new high-yield issues. The result of this was a compression of spreads and a significant appreciation in high-yield bond prices so that the high-yield market outperformed other domestic fixed-income sectors.

High-grade corporate bonds also benefited from solid market conditions, but not to the extent seen in the high-yield market. U.S. government bonds, meanwhile, posted positive results but lagged most other fixed-income asset classes as deflation concerns pushed U.S. Treasury yields to near 45-year lows. Foreign government bonds benefited from falling interest rates and a weaker U.S. dollar as many economies abroad struggled with lackluster growth. Emerging-market bonds were once again among the top performers during the period, as attractive yields combined with prudent monetary and fiscal policies increased demand for them.

DETRACTORS FROM PERFORMANCE

Although our allocation in the high-yield sector helped absolute performance, the series would have performed better relative to its peers if it had greater exposure in this sector. In general, peer portfolios with the greatest exposure to the high-yield sector had the best performance during the period.

The series had relatively low exposure to the volatile-distressed segments of the corporate debt market and these lowest-rated corporate bonds posted the best returns during the period, partly as a result of the strong market conditions mentioned above. In essence, this series did not perform as well as some of its peers because we took less credit risk. Credit concerns did help detract from performance, however. For example, the series had exposure to debt issued by Fleming Companies, Inc. Fleming is one of the nation's largest food wholesalers, but the company defaulted on its debt during the period after suffering from allegations of accounting improprieties.

CONTRIBUTORS TO PERFORMANCE

The series benefited from its increased exposure to high-yield debt. In particular, a number of high-yield media companies, such as Paxson Communications and Charter Communications, contributed to the portfolio's performance.

We funded the purchase of additional high-yield bonds by selling U.S. government debt. The series benefited from this asset shift as U.S. government bonds proved to be the lowest-performing sector of the fixed-income market during the period. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

On the international side, the portfolio benefited from its exposure to debt issued by the Brazilian government, as uncertainty surrounding newly elected political leadership there subsided. We also increased our exposure on an unhedged basis to foreign government bonds during the period. As the dollar weakened over the period, this increased exposure contributed positively to the performance of the series.

A DIVERSIFIED PORTFOLIO

During the past six months, fixed-income securities around the globe posted solid performance. Our experienced team of investment professionals continues to diligently review securities in each of the four major fixed-income sectors to try to achieve our goal of providing contract owners with a diversified portfolio that takes advantage of relative value opportunities between these sectors.

NOTE TO CONTRACT OWNERS: EFFECTIVE WITH THIS REPORT, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND NON-DOLLAR HEDGED INDEX HAVE REPLACED THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AS BENCHMARKS FOR THE SERIES. WE WILL CONTINUE TO SHOW RETURNS FOR THE SERIES' FORMER BENCHMARKS FOR A PERIOD OF ONE YEAR.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

BOND SERIES(1),(2)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.04%        +16.17%        +36.36%        +44.87%        +47.77%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +16.17%        +10.89%         +7.70%         +7.87%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +7.92%        +15.97%        +35.75%        +44.22%        +47.10%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +15.97%        +10.72%         +7.60%         +7.78%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Average corporate debt
BBB-rated fund +                                 +6.84%        +12.96%         +9.19%         +6.12%         +6.25%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index#                         +5.23%        +13.15%        +10.82%         +7.84%         +8.01%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2003. Index information is from May 1, 1998.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

EMERGING MARKETS EQUITY SERIES(1),(3)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +14.12%         +2.85%         -9.98%        +10.85%         +0.97%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +2.85%         -3.44%         +2.08%         +0.14%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +13.94%         +2.65%        -10.44%        +10.28%         +0.45%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +2.65%         -3.61%         +1.98%         +0.06%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets
Fund Index+                                     +15.96%         +6.15%         -6.56%         +1.89%         -2.97%
-------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets
Free Index#                                     +16.13%         +6.96%         -7.02%         +2.52%         -3.39%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations June 5, 1996, through June 30, 2003. Index information is from June 1, 1996.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL ASSET ALLOCATION SERIES(1),(2),(3),(4)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.68%         +4.92%        -12.37%         +3.50%        +78.85%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +4.92%         -4.30%         +0.69%         +6.96%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.53%         +4.67%        -12.74%         +3.05%        +78.08%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +4.67%         -4.44%         +0.60%         +6.90%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Average global flexible
portfolio+                                      +10.22%         +2.10%         -4.29%         +1.45%         +7.46%
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar
Government Bond Index#                           +8.14%        +18.00%         +8.16%         +6.06%         +5.99%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index#                                      +3.93%        +10.40%        +10.08%         +7.55%         +8.47%
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                 +9.85%         -6.06%        -13.20%         -3.68%         +1.28%
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                    +11.75%         +0.25%        -11.19%         -1.61%        +10.59%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2003. Index information is from November 1, 1994.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

GLOBAL GOVERNMENT SERIES(1),(3),(5),(6)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.44%        +18.42%        +30.68%        +39.69%        +77.49%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +18.42%         +9.33%         +6.91%         +5.91%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.30%        +18.08%        +30.07%        +39.04%        +76.66%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +18.08%         +9.16%         +6.81%         +5.86%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index#                           +7.11%        +16.51%         +8.77%         +6.69%         +6.51%
-------------------------------------------------------------------------------------------------------------------

# Source: Standard & Poor's Micropal, Inc.

GLOBAL TOTAL RETURN(1),(2)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +9.42%         +7.94%         +3.20%        +22.08%       +108.41%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +7.94%         +1.05%         +4.07%         +8.87%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +9.21%         +7.72%         +2.75%        +21.55%       +107.50%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +7.72%         +0.91%         +3.98%         +8.81%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Average global flexible fund+                   +10.22%         +2.10%         -4.29%         +1.45%         +7.46%
-------------------------------------------------------------------------------------------------------------------
Lipper Global Flexible
Fund Index+                                      +9.75%         +2.88%         -4.46%         +1.74%         +6.52%
-------------------------------------------------------------------------------------------------------------------
60% MSCI World/40%
J.P. Morgan Global
Government Bond Index#                           +9.60%         +5.49%         -4.30%         +1.15%         +6.09%
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                    +11.75%         +0.25%        -11.19%         -1.61%        +10.59%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7,1994, through June 30, 2003. Index information is from November 1, 1994.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

GOVERNMENT SECURITIES SERIES(6),(7)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +2.53%         +8.32%        +30.12%        +39.24%        +87.68%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +8.32%         +9.17%         +6.84%         +6.50%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +2.40%         +8.04%        +29.56%        +38.64%        +86.88%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          +8.04%         +9.02%         +6.75%         +6.45%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Average Lipper U.S.
government Fund+                                 +2.46%         +8.63%         +8.74%         +6.29%         +6.06%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/
Mortgage Index#                                  +2.61%         +8.43%         +9.37%         +7.29%         +7.02%
-------------------------------------------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

HIGH YIELD SERIES(1),(2),(5)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +11.75%        +16.36%         +8.84%        +11.21%        +79.55%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +16.36%         +2.86%         +2.15%         +6.03%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +11.82%        +16.09%         +8.41%        +10.77%        +78.84%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +16.09%         +2.73%         +2.07%         +5.99%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
Lipper High Yield Index+                        +15.74%        +19.15%         +0.96%         +0.17%         +5.03%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers
High Yield Index#                               +18.49%        +22.76%         +5.43%         +2.94%         +6.60%
-------------------------------------------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL VALUE SERIES(1),(3)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +9.01%         -0.72%        -17.59%         +1.98%        +38.06%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          -0.72%         -6.25%         +0.39%         +4.25%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.93%         -0.81%        -17.75%         +1.79%        +37.79%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --          -0.81%         -6.31%         +0.36%         +4.23%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Average international fund+                      +8.60%         -7.98%        -14.36%         -3.79%         +1.72%
-------------------------------------------------------------------------------------------------------------------
Lipper International Fund
Index+                                           +9.18%         -6.40%        -12.29%         -2.80%         +2.98%
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                 +9.85%         -6.06%        -13.20%         -3.68%         +1.09%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 2, 1995, through June 30, 2003. Index information is from October 1, 1995.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

STRATEGIC INCOME SERIES(1),(2),(5)

Initial Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +8.01%        +14.34%        +21.41%        +28.22%        +29.63%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +14.34%         +6.68%         +5.10%         +5.17%
-------------------------------------------------------------------------------------------------------------------

Service Class

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +7.80%        +14.01%        +20.82%        +27.59%        +28.99%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --         +14.01%         +6.51%         +4.99%         +5.07%
-------------------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                              6 MONTHS         1 YEAR        3 YEARS        5 YEARS          LIFE*
-------------------------------------------------------------------------------------------------------------------
Average multisector income
portfolio+                                      +10.42%        +16.63%         +7.10%         +4.68%         +4.43%
-------------------------------------------------------------------------------------------------------------------
JP Morgan Emerging Markets
Bond Index Global++                             +17.34%        +31.53%        +12.90%        +11.09%         +9.51%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index#                                      +3.93%        +10.40%        +10.08%         +7.55%         +7.67%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index#                                    +5.23%        +13.15%        +10.82%         +7.84%         +8.01%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield
Index#                                          +18.49%        +22.76%         +5.43%         +2.94%         +2.98%
-------------------------------------------------------------------------------------------------------------------
Salomon Brothers
World Government Bond
non-Dollar Hedged Index#                         +2.65%         +7.69%         +7.05%         +6.79%         +6.93%
-------------------------------------------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index#                           +7.11%        +16.51%         +8.77%         +6.69%         +6.55%
-------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2003. Index information is from May 1, 1998.
+  Source: Lipper Inc.
++ Source: Bloomberg
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown: without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

(5) Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

(6) The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

(7) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(8) Investments in the portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
BOND SERIES
BONDS -- 98.7%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
U.S. BONDS -- 82.9%
ADVERTISING & BROADCASTING -- 1.5%
Chancellor Media Corp., 8s, 2008                         $            760   $       883,500
Clear Channel Communications,
  Inc., 7.65s, 2010                                                   524           630,580
Clear Channel Communications,
  Inc., 4.4s, 2011                                                  1,026         1,029,340
Echostar DBS Corp., 9.125s, 2009                                    1,010         1,128,675
Granite Broadcasting Corp., 10.375s, 2005                             660           658,350
                                                                            ---------------
                                                                            $     4,330,445
                                                                            ---------------
AEROSPACE -- 0.4%
BAE Systems Holdings, Inc., 6.4s, 2011##                 $          1,059   $     1,184,894
                                                                            ---------------
AIRLINES -- 0.7%
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2019                                     $          1,524   $     1,476,505
Delta Air Lines, Inc., 7.379s, 2010                                   646           663,973
                                                                            ---------------
                                                                            $     2,140,478
                                                                            ---------------
ALCOHOLIC BEVERAGES -- 0.3%
Anheuser Busch Cos., Inc., 6.5s, 2043                    $            750   $       880,015
                                                                            ---------------
AUTOMOTIVE -- 4.5%
DaimlerChrysler NA Holdings Co.,
  4.05s, 2008                                            $            815   $       807,106
DaimlerChrysler NA Holdings Co.,
  7.2s, 2009                                                          650           731,874
Dana Corp., 9s, 2011                                                  700           757,750
Dura Operating Corp., 8.625s, 2012                                    445           456,125
Ford Motor Co., 6.625s, 2028                                          658           547,523
Ford Motor Credit Co., 6.875s, 2006                                 2,150         2,280,290
Ford Motor Credit Co., 7.875s, 2010                                   998         1,069,465
General Motors Acceptance Corp.,
  5.36s, 2004                                                         464           477,099
General Motors Acceptance Corp.,
  6.75s, 2006                                                       1,127         1,196,470
General Motors Acceptance Corp.,
  7.25s, 2011                                                         532           545,886
General Motors Corp., 8.375s, 2033                                  2,714         2,673,290
Lear Corp., 7.96s, 2005                                               618           658,170
TRW Automotive, Inc., 9.375s, 2013##                                  575           623,875
                                                                            ---------------
                                                                            $    12,824,923
                                                                            ---------------
BANKS & CREDIT COS. -- 2.7%
Associates Corp., 5.5s, 2004                             $            185   $       190,020
Bank of America Corp., 7.4s, 2011                                   1,085         1,333,044
Bank of America Corp., 4.875s, 2012                                    99           104,481
Citigroup, Inc., 7.25s, 2010                                          890         1,078,338
Credit Suisse First Boston USA, 6.5s, 2012                          1,930         2,214,783
Popular North America, Inc., 4.25s, 2008                            1,212         1,258,008
Wachovia Corp., 6.605s, 2025                                        1,270         1,436,845
                                                                            ---------------
                                                                            $     7,615,519
                                                                            ---------------
BROADCAST & CABLE TV -- 2.8%
Comcast Corp., 5.85s, 2010                               $            721   $       793,315
Cox Communications, Inc., 7.75s, 2010                               1,856         2,270,268
CSC Holdings, Inc., 7.875s, 2007                                      975           996,938
CSC Holdings, Inc., 7.625s, 2011                                      831           839,310
TCI Communications Financing III,
  9.65s, 2027                                                       2,081         2,476,390
TCI Communications, Inc., 9.8s, 2012                                  439           581,534
                                                                            ---------------
                                                                            $     7,957,755
                                                                            ---------------
BROKERAGE -- 1.8%
Goldman Sachs Group, Inc., 5.5s, 2014                    $            629   $       682,907
Lehman Brothers Holdings, Inc., 8.25s, 2007                         2,150         2,567,437
Morgan Stanley Dean Witter & Co.,
  6.1s, 2006                                                        1,028         1,131,718
Morgan Stanley Dean Witter & Co.,
  6.6s, 2012                                                          557           649,941
                                                                            ---------------
                                                                            $     5,032,003
                                                                            ---------------
BUILDING -- 1.6%
American Standard, Inc., 7.375s, 2008                    $          1,150   $     1,270,750
Building Materials Corp., 8s, 2008                                    780           721,500
CRH America, Inc., 6.95s, 2012                                        439           512,243
Masco Corp., 5.875s, 2012                                           1,404         1,559,183
Nortek, Inc., 9.25s, 2007                                             620           638,600
                                                                            ---------------
                                                                            $     4,702,276
                                                                            ---------------
CHEMICALS -- 0.8%
Dow Chemical Co., 5s, 2007                               $            589   $       627,905
Dow Chemical Co., 5.75s, 2008                                       1,475         1,618,037
                                                                            ---------------
                                                                            $     2,245,942
                                                                            ---------------
CONGLOMERATES -- 0.6%
Tyco International Group S.A., 5.8s, 2006                $            930   $       960,225
Tyco International Group S.A., 6.75s, 2011                            636           674,160
                                                                            ---------------
                                                                            $     1,634,385
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 0.9%
Avery Dennison Corp., 4.875s, 2013                       $            306   $       320,614
Cendant Corp., 6.875s, 2006                                           859           960,832
Cendant Corp., 6.25s, 2010                                            779           866,316
Newell Rubbermaid, Inc., 4.625s, 2009                                 517           547,817
                                                                            ---------------
                                                                            $     2,695,579
                                                                            ---------------
CONTAINERS -- 0.1%
Huntsman Packaging Corp., 13s, 2010                      $            125   $       117,500
Pliant Corp., 13s, 2010                                               275           258,500
                                                                            ---------------
                                                                            $       376,000
                                                                            ---------------
CORPORATE ASSET-BACKED -- 8.7%
Amresco Commercial Mortgage Funding I
  Corp., 7s, 2029                                        $            900   $       912,410
Capital One Auto Finance Trust, 2.47s, 2010                           400           401,514
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2030                                                1,400         1,611,444
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                       1,200         1,320,649
Commercial Mortgage Acceptance Corp.,
  5.44s, 2030                                                       1,000           903,987
Commercial Mortgage Acceptance Corp.,
  6.04s, 2030                                                       1,150         1,301,429
Commercial Mortgage Acceptance Corp.,
  7.206s, 2030 (Interest Only)                                     11,145           530,925
Commercial Mortgage Acceptance Corp.,
  7.03s, 2031                                                       1,500         1,778,887
Commercial Mortgage Pass-Through
  Certificate, 5.645s, 2032                                           513           477,295
Commercial Mortgage Pass-Through
  Certificate, 7.146s, 2032 (Interest Only)                        19,310           589,023
CPS Auto Receivables Trust, 3.52s, 2009##                             900           918,281
Criimi Mae Corp., 7s, 2033##                                        1,050         1,189,082
Drivetime Auto Owner Trust, 1.918s, 2008                            1,090         1,090,000
Falcon Franchise Loan LLC, 3.877s, 2023
  (Interest Only)                                                   3,313           644,107
First Union -- Lehman Brothers Commercial,
  7s, 2014                                                            607           585,004
First Union -- Lehman Brothers -- Bank of
  America Corp., 6.56s, 2035                                          678           780,897
Fortress CBO Investments I, Ltd.,
  1.685s, 2038                                                        655           656,023
Fortress CBO Investments I, Ltd.,
  1.835s, 2038                                                        675           673,524
GMAC Commercial Mortgage Security,
  Inc., 6.02s, 2033                                                   800           716,833
Ikon Receivables LLC, 3.27s, 2011                                     735           751,996
Lehman Brothers Commercial Conduit
  Mortgage Trust, 1.182s, 2028
  (Interest Only)                                                   9,846           370,236
Lehman Brothers Commercial Conduit
  Mortgage Trust, 6.78s, 2031                                       1,250         1,463,134

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
U.S BONDS -- continued
CORPORATE ASSET-BACKED -- continued
Morgan Stanley Capital I, Inc., 6.86s, 2010              $            305   $       320,401
Morgan Stanley Capital I, Inc., 6.01s, 2030                           123           132,937
Morgan Stanley Capital I, Inc., 6.48s, 2030                           625           720,259
Morgan Stanley Capital I, Inc., 7.233s, 2030
  (Interest Only)##                                                29,606           920,986
Morgan Stanley Capital I, Inc., 7.702s, 2039                          350           344,419
Morgan Stanley Dean Witter Capital I,
  5.72s, 2032                                                         730           817,915
Mortgage Capital Funding Inc., 7.51s, 2031
  (Interest Only)                                                  11,787           413,010
Residential Asset Mortgage Products, Inc.,
  3.49s, 2029                                                         725           742,469
TIAA Retail Commercial Mortgage Trust,
  7.17s, 2032##                                                       765           847,026
                                                                            ---------------
                                                                            $    24,926,102
                                                                            ---------------
DEFENSE ELECTRONICS -- 1.3%
Litton Industries, Inc., 8s, 2009                        $          1,300   $     1,601,132
Raytheon Co., 8.2s, 2006                                              500           576,879
Raytheon Co., 8.3s, 2010                                            1,228         1,508,630
                                                                            ---------------
                                                                            $     3,686,641
                                                                            ---------------
ENERGY -- INDEPENDENT -- 1.6%
Chesapeake Energy Corp., 8.125s, 2011##                  $            800   $       862,000
Devon Financing Corp. ULC, 7.875s, 2031                               653           829,185
Forest Oil Corp., 8s, 2008                                            875           936,250
Ocean Energy, Inc., 7.625s, 2005                                      475           528,061
Ocean Energy, Inc., 7.25s, 2011                                     1,010         1,204,831
Pioneer Natural Resources Co.,
  9.625s, 2010                                                         80            99,190
                                                                            ---------------
                                                                            $     4,459,517
                                                                            ---------------
ENERGY -- INTEGRATED -- 0.2%
Occidental Petroleum Corp., 7.65s, 2006                  $            410   $       463,263
                                                                            ---------------
ENTERTAINMENT -- 2.3%
AOL Time Warner, Inc., 10.15s, 2012                      $            263   $       359,819
AOL Time Warner, Inc., 9.125s, 2013                                   880         1,127,062
AOL Time Warner, Inc., 7.7s, 2032                                     882         1,027,230
Disney (Walt) Co., 6.75s, 2006                                        725           807,354
News America Holdings, Inc., 6.703s, 2004                           1,000         1,037,120
News America Holdings, Inc., 7.75s, 2024                            1,250         1,448,416
News America Holdings, Inc., 8.5s, 2025                               450           561,857
News America, Inc., 6.55s, 2033##                                     333           354,211
                                                                            ---------------
                                                                            $     6,723,069
                                                                            ---------------
FINANCIAL INSTITUTIONS -- 0.7%
Countrywide Home Loans, Inc., 5.5s, 2006                 $          1,053   $     1,150,887
General Electric Capital Corp., 8.7s, 2007                              4             4,803
Household Finance Corp., 6.75s, 2011                                  550           638,753
Household Finance Corp., 6.375s, 2012                                 200           227,825
                                                                            ---------------
                                                                            $     2,022,268
                                                                            ---------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 0.6%
Dole Foods, Inc., 8.625s, 2009                           $            739   $       781,492
Tyson Foods, Inc., 8.25s, 2011                                        898         1,063,251
                                                                            ---------------
                                                                            $     1,844,743
                                                                            ---------------
FOREST & PAPER PRODUCTS -- 0.8%
MeadWestvaco Corp., 6.8s, 2032                           $          1,048   $     1,146,034
MeadWestvaco Corp., 6.85s, 2012                                       992         1,147,228
                                                                            ---------------
                                                                            $     2,293,262
                                                                            ---------------
GAMING & LODGING -- 0.9%
Harrahs Operating, Inc., 7.125s, 2007                    $            935   $     1,057,611
MGM Grand, Inc., 6.95s, 2005                                        1,035         1,080,281
MGM Mirage, Inc., 8.5s, 2010                                          495           581,625
                                                                            ---------------
                                                                            $     2,719,517
                                                                            ---------------
INDUSTRIAL -- 0.3%
Timken Co., 5.75s, 2010                                  $            823   $       866,459
                                                                            ---------------
INSURANCE -- 0.8%
MetLife Inc., 6.5s, 2032                                 $            901   $     1,028,189
Prudential Insurance Co of America,
  7.65s, 2007##                                                     1,100         1,281,059
                                                                            ---------------
                                                                            $     2,309,248
                                                                            ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.8%
SAFECO Corp., 4.875s, 2010                               $            620   $       655,478
SAFECO Corp., 7.25s, 2012                                             334           402,023
Travelers Property Casualty Corp., 3.75s, 2008                        501           514,018
Willis Corroon Corp., 9s, 2009                                        815           863,900
                                                                            ---------------
                                                                            $     2,435,419
                                                                            ---------------
MACHINERY & TOOLS -- 0.9%
Ingersoll Rand Co., 6.25s, 2006                          $          1,000   $     1,110,930
Joy Global, Inc., 8.75s, 2012                                         355           388,725
Kennametal, Inc., 7.2s, 2012                                          757           828,493
Terex Corp., 8.875s, 2008                                             350           364,000
                                                                            ---------------
                                                                            $     2,692,148
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.2%
HCA Healthcare Co., 8.75s, 2010                          $          1,113   $     1,296,506
HCA Healthcare Co., 7.875s, 2011                                    1,228         1,375,247
Tenet Healthcare Corp., 7.375s, 2013                                  688           663,920
                                                                            ---------------
                                                                            $     3,335,673
                                                                            ---------------
MEDICAL EQUIPMENT -- 0.4%
Wyeth, 5.25s, 2013                                       $          1,154   $     1,219,440
                                                                            ---------------
METALS & MINING -- 0.1%
Phelps Dodge Corp., 8.75s, 2011                          $            157   $       184,589
                                                                            ---------------
MUNICIPALS -- 1.7%
Baltimore Maryland Project Revenue,
  5.125s, 2042                                           $            570   $       596,688
Metropolitan Pier & Exposition Authority
  Illinois, 5s, 2028                                                1,260         1,308,485
Metropolitan Transportation Authority
  New York, 5.5s, 2013                                              1,450         1,697,355
Metropolitan Transportation Authority
  New York, 5s, 2030                                                1,115         1,162,711
                                                                            ---------------
                                                                            $     4,765,239
                                                                            ---------------
NATURAL GAS -- PIPELINE -- 1.0%
Kern River Funding Corp., 4.893s, 2018##                 $            722   $       746,447
Kinder Morgan Energy Partners, 7.4s, 2031                             850         1,026,826
Kinder Morgan Energy Partners, 7.75s, 2032                            888         1,119,699
                                                                            ---------------
                                                                            $     2,892,972
                                                                            ---------------
OIL SERVICES -- 0.3%
Dresser, Inc., 9.375s, 2011                              $            700   $       721,000
                                                                            ---------------
OILS --0.7%
Valero Energy Corp., 7.5s, 2032                          $            712   $       807,112
XTO Energy, Inc., 6.25s, 2013##                                     1,100         1,168,750
                                                                            ---------------
                                                                            $     1,975,862
                                                                            ---------------
POLLUTION CONTROL -- 1.2%
Allied Waste North America, Inc., 10s, 2009              $            970   $     1,030,625
USA Waste Services, Inc., 7s, 2004                                  1,362         1,519,588
WMX Technologies, Inc., 7.1s, 2026                                    864           988,132
                                                                            ---------------
                                                                            $     3,538,345
                                                                            ---------------
PRINTING & PUBLISHING -- 0.4%
Belo (A.H.) Corp., 7.75s, 2027                           $            876   $     1,047,788
Houghton Mifflin Co., 9.875s, 2013##                                   60            65,100
                                                                            ---------------
                                                                            $     1,112,888
                                                                            ---------------
RAILROADS & SHIPPING -- 0.7%
Union Pacific Corp., 6.34s, 2003                         $            256   $       260,451
Union Pacific Corp., 6.39s, 2004                                      288           304,601
Union Pacific Corp., 5.75s, 2007                                    1,350         1,498,620
                                                                            ---------------
                                                                            $     2,063,672
                                                                            ---------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
U.S BONDS -- continued
REAL ESTATE -- 2.1%
EOP Operating Ltd., 6.625s, 2005                         $            535   $       572,301
EOP Operating Ltd., 8.375s, 2006                                      978         1,121,342
EOP Operating Ltd., 6.8s, 2009                                      1,137         1,308,561
Simon Property Group L.P., 6.375s, 2007                             1,200         1,338,816
Simon Property Group L.P., 6.35s, 2012                                629           696,946
Vornado Realty Trust, 5.625s, 2007                                    975         1,046,151
                                                                            ---------------
                                                                            $     6,084,117
                                                                            ---------------
RESTAURANTS & LODGING -- 0.5%
Yum! Brands, Inc., 8.875s, 2011                          $          1,226   $     1,452,810
                                                                            ---------------
STORES -- 1.4%
Dollar General Corp., 8.625s, 2010                       $            370   $       409,313
Gap, Inc., 10.55s, 2008                                               920         1,117,800
Kroger Co., 7.8s, 2007                                                845           978,565
Penney (J.C.) Corp., Inc., 8s, 2010                                   625           654,687
Sears Roebuck Acceptance Corp.,
  7s, 2032                                                            668           747,189
                                                                            ---------------
                                                                            $     3,907,554
                                                                            ---------------
SUPRANATIONAL -- 0.3%
Corporacion Andina de Fomento,
  6.875s, 2012                                           $            831   $       946,043
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.7%
Citizens Communications Co., 8.5s, 2006                  $          1,190   $     1,380,175
Citizens Communications Co., 7.625s, 2008                             950         1,128,402
Sprint Capital Corp., 6.125s, 2008                                    303           328,854
Sprint Capital Corp., 6.875s, 2028                                  1,930         1,936,244
Telecom de Puerto Rico, Inc., 6.65s, 2006                             172           190,262
Telecom de Puerto Rico, Inc., 6.8s, 2009                              274           312,396
Verizon Global Funding Corp.,
  7.75s, 2030-2032                                                  1,829         2,324,244
                                                                            ---------------
                                                                            $     7,600,577
                                                                            ---------------
TOBACCO -- 0.7%
Reynolds (R.J.) Tobacco Holdings, Inc.,
  7.25s, 2012                                            $          1,002   $       989,410
UST, Inc., 6.625s, 2012                                               799           925,161
                                                                            ---------------
                                                                            $     1,914,571
                                                                            ---------------
TRANSPORTATION -- SERVICES -- 0.5%
Federal Express Corp., 9.65s, 2012                       $          1,052   $     1,435,336
                                                                            ---------------
U.S GOVERNMENT AGENCIES -- 12.7%
Federal Home Loan Mortgage Corp.,
  5.5s, 2006                                             $          1,557   $     1,723,034
Federal National Mortgage Assn.,
  5.5s, 2017                                                        6,157         6,374,110
Federal National Mortgage Assn.,
  6s, 2008-2017                                                     8,197         8,936,085
Federal National Mortgage Assn.,
  6.125s, 2012                                                      1,754         2,068,568
Federal National Mortgage Assn.,
  6.5s, 2032                                                        6,125         6,386,947
Federal National Mortgage Assn.,
  7.125s, 2005                                                      2,960         3,237,094
Federal National Mortgage Assn.,
  7.5s, 2030                                                        1,590         1,689,616
Federal National Mortgage Assn TBA 15,
  4.5s, 2018                                                        2,800         2,856,000
Federal National Mortgage Assn TBA 30,
  6s, 2033                                                          1,500         1,558,593
Government National Mortgage Assn.,
  6.5s, 2028                                                        1,217         1,279,176
Government National Mortgage Assn.,
  7.5s, 2029                                                          348           370,243
                                                                            ---------------
                                                                            $    36,479,466
                                                                            ---------------
U.S TREASURY OBLIGATIONS -- 6.5%
U.S Treasury Bonds, 9.875s, 2015                         $          1,397   $     2,220,030
U.S Treasury Bonds, 5.375s, 2031                                    1,891         2,129,370
U.S Treasury Notes, 3.375s, 2007                                    2,644         2,903,497
U.S Treasury Notes, 5.5s, 2008                                        954         1,087,001
U.S Treasury Notes, 6.5s, 2010                                      4,644         5,633,934
U.S Treasury Notes, 3s, 2012                                        1,266         1,394,766
U.S Treasury Notes, 3.625s, 2013                                    3,206         3,231,045
                                                                            ---------------
                                                                            $    18,599,643
                                                                            ---------------
UTILITIES -- ELECTRIC POWER -- 8.1%
Beaver Valley II Funding, 9s, 2017                       $          2,022   $     2,423,850
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                                      446           513,009
Cleveland Electric Illuminating Co.,
  7.67s, 2004                                                         225           237,463
DTE Energy Co., 7.05s, 2011                                         1,068         1,249,087
Entergy Mississippi, Inc., 6.2s, 2004                                  83            85,836
Exelon Generation Co LLC, 6.95s, 2011                               1,370         1,589,229
GGIB Funding Corp., 7.43s, 2011                                       578           602,861
Gulf States Utilities Co., 8.25s, 2004                                271           283,913
MidAmerican Energy Holdings,
  5.875s, 2012                                                        906           993,628
Niagara Mohawk Power Corp., 5.375s, 2004                              550           567,545
Niagara Mohawk Power Corp.,0s to 2003,
  8.5s to 2010                                                      2,111         2,213,172
Nisource Finance Corp., 7.5s, 2003                                    536           546,043
Nisource Finance Corp., 7.875s, 2010                                1,222         1,442,815
Northeast Utilities, 8.58s, 2006                                      601           694,695
Oncor Electric Delivery, 7s, 2022                                     849           946,892
Progress Energy, Inc., 7.1s, 2011                                   1,002         1,165,635
Progress Energy, Inc., 7s, 2031                                     1,118         1,233,811
PSEG Energy Holding, 7.75s, 2007##                                    561           589,050
PSEG Power LLC, 7.75s, 2011                                         1,015         1,211,095
PSEG Power LLC, 8.625s, 2031                                          340           438,310
Reliant Energy Resources Corp.,
  8.125s, 2005                                                        916           992,187
Toledo Edison Co., 7.875s, 2004                                       636           676,140
TXU Corp., 6.375s, 2006                                             1,499         1,594,561
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                         958         1,051,871
                                                                            ---------------
                                                                            $    23,342,698
                                                                            ---------------
WIRELESS COMMUNICATION -- 1.1%
AT&T Wireless Services, Inc., 7.35s, 2006                $            947   $     1,062,668
AT&T Wireless Services, Inc., 8.75s, 2031                             684           845,468
Nextel Communications, Inc., 9.375s, 2009                             675           724,781
Verizon Wireless Capital LLC, 5.375s, 2006                            461           506,337
                                                                            ---------------
                                                                            $     3,139,254
                                                                            ---------------
    Total U.S.Bonds                                                         $   237,773,619
                                                                            ---------------
FOREIGN BONDS -- 15.8%
AUSTRALIA -- 0.5%
Burns Philp Capital Property Ltd.,
  9.75s, 2012 (Food & Non Alcoholic
  Beverage Products)##                                   $            925   $       901,875
WMC Finance USA, Ltd., 5.125s, 2013
  (Metals & Mining)                                                   548           565,751
                                                                            ---------------
                                                                            $     1,467,626
                                                                            ---------------
BULGARIA -- 0.3%
Republic of Bulgaria, 8.25s, 2015##                      $            716   $       844,880
                                                                            ---------------
CANADA -- 2.4%
Abitibi Consolidated, Inc., 6.95s, 2008
  (Forest & Paper Products)                              $            700   $       736,735
Abitibi Consolidated, Inc., 7.875s, 2009
  (Forest & Paper Products)                                           466           517,260

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
FOREIGN BONDS -- continued
CANADA -- continued
Abitibi Consolidated, Inc., 8.85s, 2030
  (Forest & Paper Products)                              $            727   $       772,465
Anderson Exploration, Ltd., 6.75s, 2011
  (Energy -- Independent)                                             675           781,553
Rogers Cable, Inc., 6.25s, 2013
  (Broadcast & Cable TV)##                                            393           392,017
Rogers Cable, Inc., 7.875s, 2012
  (Broadcast & Cable TV)                                              811           883,990
TELUSCorp., 8s, 2011
  (Telecommunications -- Wireline)                                  2,446         2,825,130
                                                                            ---------------
                                                                            $     6,909,150
                                                                            ---------------
CHILE -- 0.1%
Corporacion Nacional del Cobre de Chile,
  6.375s, 2012 (Metals & Mining)##                       $            342   $       376,662
                                                                            ---------------
DENMARK -- 0.3%
Kingdom of Denmark, 6s, 2009                             DKK        4,137   $       733,034
                                                                            ---------------
DOMINICAN REPUBLIC -- 0.4%
Dominican Republic, 9.5s, 2006##                         $            679   $       645,050
Dominican Republic, 9.04s, 2013##                                     505           457,025
                                                                            ---------------
                                                                            $     1,102,075
                                                                            ---------------
FINLAND -- 0.3%
Republic of Finland, 5.375s, 2013                        EUR          559   $       722,785
                                                                            ---------------
FRANCE -- 2.9%
Crown European Holdings S.A., 9.5s, 2011
  (Containers)##                                         $            900   $       972,000
France Telecom SA, 9.25s, 2011
  (Telecommunications -- Wireline)                                    672           845,756
France Telecom SA, 10s, 2031
  (Telecommunications -- Wireline)                                    722           999,056
Natexis AMBS Co LLC, 8.44s to 2008,
  4.634s to 2049 (Banks & Credit Cos.)##                            2,382         2,877,225
Socgen Real Estate Co., 7.64s to 2007,
  3.681s to 2049 (Banks & Credit Cos.)##                            2,382         2,760,126
                                                                            ---------------
                                                                            $     8,454,163
                                                                            ---------------
GERMANY -- 0.8%
Deutsche Telekom International, 8.5s, 2010
  (Telecommunications -- Wireline)                       $          1,250   $     1,535,474
KFW International Finance, Inc., 9.4s, 2004
  (Banks & Credit Cos.)                                               768           824,799
                                                                            ---------------
                                                                            $     2,360,273
                                                                            ---------------
IRELAND -- 0.2%
Republic of Ireland, 5s, 2013                            EUR          572   $       718,474
                                                                            ---------------
ITALY -- 0.7%
Unicredito Italiano Capital Trust, 9.2s, 2049
  (Banks & Credit Cos.)##                                $          1,481   $     1,904,458
                                                                            ---------------
MALAYSIA -- 0.4%
Petronas Capital Ltd., 7.875s, 2022
  (Oil Services)##                                       $            905   $     1,073,544
                                                                            ---------------
MEXICO -- 1.6%
BBVA Bancomer, 10.5s, 2011(Banks &
  Credit Cos.)##                                         $          1,013   $     1,164,950
Pemex Finance, Ltd., 9.69s, 2009
  (Energy -- Integrated)                                              427           515,018
United Mexican States, 11.375s, 2016                                  660           960,300
United Mexican States, 11.5s, 2026                                  1,217         1,821,849
                                                                            ---------------
                                                                            $     4,462,117
                                                                            ---------------
NORWAY -- 0.5%
Union Bank of Norway, 7.35s, 2049
  (Banks & Credit Cos.)##                                $          1,575   $     1,576,370
                                                                            ---------------
PANAMA -- 0.3%
Republic of Panama, 9.375s, 2029                         $            750   $       866,250
                                                                            ---------------
RUSSIA -- 0.7%
Gazprom OAO, 9.625s, 2013
  (Utilities -- Gas)##                                   $            420   $       463,050
Mobile Telesystems Finance SA,
  10.95s, 2004 (Wireless Communication)                               283           299,980
Mobile Telesystems Finance SA, 9.75s, 2008
  (Wireless Communication)##                                          559           607,912
OAO Siberian Oil Co., 10.75s, 2009
  (Energy -- Integrated)                                              659           775,973
                                                                            ---------------
                                                                            $     2,146,915
                                                                            ---------------
SINGAPORE -- 0.2%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.)##                                $            524   $       622,028
                                                                            ---------------
SOUTH KOREA -- 0.3%
Hanvit Bank, 12.75s, 2010 (Banks &
  Credit Cos.)##                                         $            641   $       731,075
                                                                            ---------------
SPAIN -- 0.5%
Telefonica Europe BV, 8.25s, 2030
  (Telecommunications -- Wireline)                       $          1,058   $     1,384,343
                                                                            ---------------
UNITED KINGDOM -- 2.4%
Abbey National Capital Trust I, 8.963s to 2030,
  3.941s to 2049 (Banks & Credit Cos.)                   $            700   $     1,004,306
Barclays Bank PLC, 8.55s, 2049 (Banks &
  Credit Cos.)##                                                    1,682         2,155,091
British Sky Broadcasting Group, 7.3s, 2006
  (Advertising & Broadcasting)                                        700           784,000
British Sky Broadcasting Group, 8.2s, 2009
  (Advertising & Broadcasting)                                      1,282         1,519,170
Orange PLC, 9s, 2009 (Wireless
  Communication)                                                    1,351         1,481,399
                                                                            ---------------
                                                                            $     6,943,966
                                                                            ---------------
    Total Foreign Bonds                                                     $    45,400,188
                                                                            ---------------
    Total Bonds (Identified Cost, $264,259,788)                             $   283,173,807
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 3.3%
Edison Asset Securitization LLC,
  1.37% due 7/01/03                                      $          2,847   $     2,847,000
Federal Home Loan Bank Discount
  Notes, 0.82% due 7/01/03                                          2,965         2,965,000
General Electric Capital Corp.,
  1.37% due 7/01/03                                                 3,722         3,722,000
                                                                            ---------------
    Total Short-Term Obligations, at Amortized Cost                         $     9,534,000
                                                                            ---------------
    Total Investments (Identified Cost, $273,793,788)                       $   292,707,807
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.0%)                                                     (5,853,758)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $   286,854,049
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
EMERGING MARKETS EQUITY SERIES
STOCKS -- 96.6%

ISSUER                                                        SHARES            VALUE
FOREIGN STOCKS -- 96.6%
BRAZIL -- 8.4%
Aracruz Celulose S.A.
  (Forest & Paper Products)                                        17,120   $       360,547
Banco Bradesco S.A.
  (Banks&CreditCos.)                                           78,600,000           294,114
BCO Itau Holding Financeira
  (Banks & Credit Cos.)                                         4,570,000           304,488
Brasil Telecom Participacoes, ADR,
  (Telephone Services)                                              5,800           217,210
Caemi Mineracaoe Metalurgica S.A.
  (Metals & Mining)                                               570,000            97,037
Companhia Siderurgica National, ADR,
  (Steel)                                                           5,300           131,493
Companhia Vale Do Rio Doce, ADR,
  (Metals & Mining)                                                11,000           326,260
Petroleo Brasileiro S.A., ADR
  (Oils)                                                           51,210         1,011,910
                                                                            ---------------
                                                                            $     2,743,059
                                                                            ---------------
CHINA -- 3.4%
Beijing Datang Power Generation Co., Ltd.,
  (Utilities -- Electric Power)                                   306,000   $       135,378
China Oilfield Services, Ltd. (Oil Services)                      614,700           137,946
China Telecom Corp. (Telecommunications)                        1,712,000           392,976
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                                   230,000           262,498
PetroChina Co., Ltd. (Oils)                                       642,000           193,469
                                                                            ---------------
                                                                            $     1,122,267
                                                                            ---------------
CROATIA -- 0.5%
Pliva d.d., GDR, (Pharmaceuticals)                                 11,200   $       155,023
                                                                            ---------------
EGYPT -- 0.2%
Mobinil -- Egyptian Co.
  (Wireless Communications)                                         6,100   $        54,395
                                                                            ---------------
HONG KONG -- 5.6%
Bank of East Asia Ltd.
  (Banks & Credit Cos.)*                                           41,600   $        81,353
China Mobile (Hong Kong) Ltd.
  (Wireless Communications)                                       364,500           860,050
Citic Pacific Ltd. (Conglomerates)                                139,000           253,111
CNOOC Ltd. (Oils)                                                 293,000           428,333
Denway Motors, Ltd. (Automotive)                                  454,000           206,677
                                                                            ---------------
                                                                            $     1,829,524
                                                                            ---------------
HUNGARY -- 1.8%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals)*                                                2,330   $       164,351
Magyar Tavkozlesi Rt., ADR
  (Telephone Services)                                              4,600            79,120
OTP Bank (Banks & Credit Cos.)*                                    17,560           338,030
                                                                            ---------------
                                                                            $       581,501
                                                                            ---------------
INDIA -- 3.6%
Hero Honda Motors Ltd. (Automotive)                                30,200   $       164,976
Hindustan Petroleum Corp., Ltd. (Oils)                             24,100           181,725
Housing Development Finance Corp., Ltd.
  (Banks & Credit Cos.)                                            21,418           189,065
ICICI Bank Ltd., ADR (Banks & Credit Cos.)*                        25,087           182,383
Maruti Udyog (Automotive)*                                          1,800             5,825
Reliance Industries Ltd. (Chemicals)                               49,190           344,489
Sun Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                                15,400           115,724
                                                                            ---------------
                                                                            $     1,184,187
                                                                            ---------------
INDONESIA -- 2.9%
Astra International (Automotive)                                  286,000   $       123,933
Bank Central Asia (Banks & Credit Cos.)                           265,500            92,523
Bank Mandiri (Banks & Credit Cos.)*                               589,000            51,761
Hanjaya Mandala Sampoerna (Tobacco)                               234,500   $       117,961
Indocement Tunggal Prakarsa
  (Building Materials)                                            731,000           110,757
Telekomunikasi Indonesia
  (Telephone Services)                                            800,000           448,485
                                                                            ---------------
                                                                            $       945,420
                                                                            ---------------
ISRAEL -- 0.7%
Bank Leumi le-Isreal (Banks & Credit Cos.)*                       142,700   $       228,650
                                                                            ---------------
LUXEMBOURG -- 0.7%
Tenaris S.A., ADR (Steel)                                           9,400   $       239,700
                                                                            ---------------
MALAYSIA -- 1.0%
Kuala Lumpur Kepg (Specialty Chemicals)                            51,000   $        83,211
IOI Corp. (Specialty Chemicals)                                    58,000            87,000
Resorts World Berhad (Gaming & Lodging)                            54,000           139,263
                                                                            ---------------
                                                                            $       309,474
                                                                            ---------------
MEXICO -- 12.3%
Alfa, S.A., "A" (Conglomerates)                                    54,500   $       109,266
America Movil S.A. de C.V., ADR
  (Wireless Communications)                                        22,300           418,125
Apasco S.A. (Building Materials)                                   26,500           204,909
Corporacion GEO, S.A. de C.V., "B"
  (Home Construction)*                                             76,800           224,899
Fomento Economico Mexicano S.A.
  (Alcoholic Beverages)                                             9,700           399,640
Grupo Elektra, S.A. de C.V.
  (Consumer Goods & Services)                                      33,400           102,250
Grupo Financiero Banorte S.A. de C.V.
  (Banks & Credit Cos.)                                           106,830           301,592
Grupo Financiero BBVA Bancomer, S.A.
  de C.V (Banks & Credit Cos.)*                                   359,500           303,783
Grupo Modelo S.A. de C.V
  (Alcoholic Beverages)                                            65,800           149,868
Kimberly-Clark de Mexico S.A. de C.V
  (Forest & Paper Products)                                       105,200           281,889
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                             41,400         1,300,788
TV Azteca, S.A. de C.V., ADR
  (Broadcast & CableTV)                                            31,300           203,450
                                                                            ---------------
                                                                            $     4,000,459
                                                                            ---------------
PHILIPPINES -- 0.6%
Philippine Long Distance Telephone Co.,
  (Telephone Services)                                             17,000   $       179,650
                                                                            ---------------
POLAND -- 1.0%
Bank Pekao S.A., GDR
  (Banks & Credit Cos.)                                            12,500   $       315,000
RUSSIA -- 7.9%
JSC Mining and Smelting Co., Norilsk
  Nickel, ADR (Metals & Mining)                                    14,140   $       483,588
Lukoil Oil Co., ADR (Oils)                                         11,910           940,890
Lukoil Oil Co., Holdings ADR (Oils)##                               3,900           308,100
YUKOS Corp., ADR (Oils)                                            14,887           833,672
                                                                            ---------------
                                                                            $     2,566,250
                                                                            ---------------
SOUTH AFRICA -- 10.8%
ABSA Group Ltd. (Banks & Credit Cos.)                              63,900   $       299,993
African Bank Investments Ltd.
  (Banks & Credit Cos.)                                            93,600            77,531
Anglo American Platinum Corp., Ltd.
  (Precious Metals)                                                12,560           396,852
AngloGold Ltd. (Precious Metals)                                    5,300           167,816
Gold Fields Ltd. (Precious Metals)                                 41,560           497,332
Impala Platinum Holdings Ltd.
  (Precious Metals)                                                 8,220           489,796

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
SOUTH AFRICA -- continued
MTN Group Ltd. (Wireless Communications)                           90,900   $       197,709
Nedcor Ltd. (Banks & Credit Cos.)                                  12,200           145,878
Sanlam Ltd. (Insurance)                                           167,400           156,553
Sasol Ltd. (Energy -- Integrated)                                  52,200           582,673
Standard Bank Investment Corp., Ltd.
  (Banks & Credit Cos.)                                            73,900           323,837
Telkom Group Ltd. (Telephone Services)*                            34,900           180,678
                                                                            ---------------
                                                                            $     3,516,648
                                                                            ---------------
SOUTH KOREA -- 19.9%
Hana Bank (Banks & Credit Cos.)                                     8,100   $        76,965
Hyundai Motor Co., Ltd. (Automotive)                               17,660           467,188
Kia Motors Corp. (Automotive)                                      23,000           169,443
Korea Electric Power Corp.
  (Utilities -- Electric Power)                                    19,180           303,476
Korea Exchange Bank,
  (Banks & Credit Cos.)                                            25,870            79,916
KT&G Corp. (Tobacco)                                               21,220           349,966
LG Chemical Ltd. (Chemicals)                                        8,410           337,949
POSCO (Steel)                                                      25,380           664,702
Samsung Display Devices Co.
  (Electrical Equipment)                                            4,100           310,632
Samsung Electro Mechanics Co Ltd.
  (Electronics)                                                     4,830           158,709
Samsung Electronics (Electronics)                                   7,550         2,243,826
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance)                                                       5,710           277,732
Shinsegae Co., Ltd. (Stores)                                        2,100           327,878
SK Telecom Co., Ltd.
  (Wireless Communications)                                         4,220           720,703
                                                                            ---------------
                                                                            $     6,489,085
                                                                            ---------------
TAIWAN -- 6.0%
Asustek Computer, Inc.
  (Electrical Equipment)                                           76,000   $       192,141
China Trust Financial Holdings Co. Ltd.
  (Financial Services)                                            419,000           337,766
Formosa Plastic Corp.
  (Chemicals)                                                         990             1,379
Fubon Financial Holdings Co., Ltd.
  (Financial Services)                                            221,000           176,877
Hon Hai Precision Industry Co., Ltd.
  (Computer Assembly)                                              90,000           326,351
Nan Ya Plastic Corp.
  (Chemicals)                                                     288,000           312,048
United Microelectronics Corp.
  (Electronics)                                                   961,000           619,194
                                                                            ---------------
                                                                            $     1,965,756
                                                                            ---------------
THAILAND -- 4.1%
Bangkok Bank (Banks & Credit Cos.)                                118,800   $       190,611
BEC World Public Co., Ltd. PLC
  (Broadcasting & CableTV)                                         52,800           301,212
PTT Exploration & Production Public
  Co., Ltd. (Oils)                                                 57,100           210,376
PTT Public Co., Ltd. (Energy -- Independent)                      181,200           275,655
Siam Cement Co. (Building Materials)                               53,900           215,241
Siam Commercial Bk (Banks & Credit Cos.)                          148,400           126,988
                                                                            ---------------
                                                                            $     1,320,083
                                                                            ---------------
TURKEY -- 1.5%
Akbank T.A.S. (Banks & Credit Cos.)                           159,986,907   $       473,701
                                                                            ---------------
UNITED KINGDOM -- 5.8%
Anglo American PLC
  (Special Products & Services)*                                  103,930   $     1,589,020
Old Mutual PLC (Insurance)                                        201,600           291,572
                                                                            ---------------
                                                                            $     1,880,592
                                                                            ---------------
    Total Foreign Stocks (Identified Cost, $28,407,568)                     $    32,100,424
                                                                            ---------------
COLLATERAL FOR SECURITIES LOANED -- 1.0%
Navigator Securities Lending Prime
  Portfolio, at amortized cost                                    323,025   $       323,025
    Total Investments (Identified Cost, $28,730,593)                        $    32,423,449
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.3%                                                          101,395
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    32,524,844
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
GLOBAL ASSET ALLOCATION SERIES
STOCKS -- 54.6%

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- 27.6%
AEROSPACE  -- 0.3%
Lockheed Martin Corp.                                               4,340   $       206,454
                                                                            ---------------
AEROSPACE & DEFENSE -- 0.1%
Alliant Techsystems, Inc.*                                          1,460   $        75,789
                                                                            ---------------
AUTOMOTIVE -- 0.3%
AutoNation, Inc.*                                                   9,940   $       156,257
                                                                            ---------------
BANKS & CREDIT COS. -- 2.2%
Bank of America Corp.                                               5,600   $       442,568
FleetBoston Financial Corp.                                         8,540           253,723
National City Corp.                                                 6,850           224,064
U.S. Bancorp                                                        9,650           236,425
Wachovia Corp.                                                      2,100            83,916
Washington Mutual, Inc.                                             3,640           150,332
                                                                            ---------------
                                                                            $     1,391,028
                                                                            ---------------
BIOTECHNOLOGY -- 0.1%
Guidant Corp.                                                       1,400   $        62,146
                                                                            ---------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                               4,480   $       369,600
Xerox Corp.*                                                        5,040            53,374
                                                                            ---------------
                                                                            $       422,974
                                                                            ---------------
BUSINESS SERVICES -- 0.5%
Education Management Corp.*                                         1,020   $        54,244
First Data Corp.                                                    5,600           232,064
                                                                            ---------------
                                                                            $       286,308
                                                                            ---------------
CELLULAR PHONES -- 0.3%
Motorola, Inc.                                                     22,110   $       208,497
                                                                            ---------------
CHEMICALS -- 0.3%
Ashland, Inc.                                                       1,820   $        55,838
Dow Chemical Co.                                                    4,760           147,369
                                                                            ---------------
                                                                            $       203,207
                                                                            ---------------
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Dell Computer Corp.*                                                4,620   $       147,655
Lexmark International, Inc.*                                        2,240           158,525
                                                                            ---------------
                                                                            $       306,180
                                                                            ---------------
COMPUTER SOFTWARE -- 1.2%
Microsoft Corp.                                                    16,790   $       429,992
Oracle Corp.*                                                      25,740           309,395
                                                                            ---------------
                                                                            $       739,387
                                                                            ---------------
CONGLOMERATES -- 1.3%
General Electric Co.                                               19,870   $       569,872
Tyco International Ltd.                                            13,436           255,015
                                                                            ---------------
                                                                            $       824,887
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 1.5%
Altria Group, Inc.                                                  7,420   $       337,165
Convergys Corp.*                                                    3,360            53,760
Gillette Co.                                                        5,040           160,574
Procter & Gamble Co.                                                4,340           387,041
                                                                            ---------------
                                                                            $       938,540
                                                                            ---------------
CONTAINERS -- 0.1%
Owens Illinois, Inc.*                                               6,430   $        88,541
                                                                            ---------------
ELECTRONICS -- 0.6%
Analog Devices, Inc.*                                               6,020   $       209,616
Intel Corp.                                                         7,840           162,946
Nvidia Corp.*                                                       2,100            48,321
                                                                            ---------------
                                                                            $       420,883
                                                                            ---------------
ENERGY -- 0.3%
TXU Corp.                                                           9,660   $       216,867
                                                                            ---------------
ENERGY -- INDEPENDENT -- 0.1%
Centerpoint Energy Inc.                                             4,750   $        38,712
                                                                            ---------------
ENTERTAINMENT -- 0.6%
Clear Channel Communications, Inc.*                                 2,240   $        94,954
Hearst-Argyle Television, Inc.*                                     2,800            72,520
Viacom, Inc., "B"*                                                  5,596           244,321
                                                                            ---------------
                                                                            $       411,795
                                                                            ---------------
FINANCIAL INSTITUTIONS -- 2.2%
Citigroup, Inc.                                                    14,973   $       640,844
Fannie Mae                                                          4,340           292,690
Goldman Sachs Group, Inc.                                             840            70,350
Lehman Brothers Holdings, Inc.                                      3,080           204,758
MBNA Corp.                                                          7,700           160,468
Merrill Lynch & Co., Inc.                                           1,260            58,817
                                                                            ---------------
                                                                            $     1,427,927
                                                                            ---------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Anheuser-Busch Cos., Inc.                                             840   $        42,882
Coca-Cola Co.                                                       1,260            58,477
Coca-Cola Enterprises, Inc.                                         2,380            43,197
Kellogg Co.                                                         6,160           211,719
PepsiCo, Inc.                                                       3,644           162,158
Sara Lee Corp.                                                      4,050            76,180
                                                                            ---------------
                                                                            $       594,613
                                                                            ---------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                                             3,920   $       140,062
                                                                            ---------------
HEALTHCARE -- 0.1%
Apria Healthcare Group, Inc.*                                       3,080   $        76,630
                                                                            ---------------
INDUSTRIAL -- 0.1%
Pall Corp.                                                          3,640   $        81,900
                                                                            ---------------
INSURANCE -- 1.0%
Allstate Corp.                                                      5,600   $       199,640
CIGNA Corp.                                                           840            39,430
MetLife, Inc.                                                       7,970           225,710
The St. Paul Cos., Inc.                                             2,800           102,228
UnumProvident Corp.                                                 3,780            50,690
                                                                            ---------------
                                                                            $       617,698
                                                                            ---------------
INTERNET -- 0.5%
Amazon.com, Inc.*                                                   2,520   $        91,955
Ebay, Inc.*                                                           840            87,511
Expedia, Inc.*                                                      1,020            77,907
InterActive Corp*                                                     980            38,779
                                                                            ---------------
                                                                            $       296,152
                                                                            ---------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
Baxter International, Inc.                                          2,940   $        76,440
Becton, Dickinson & Co.                                             2,800           108,780
Boston Scientific Corp.*                                            1,820           111,202
Forest Laboratories, Inc.*                                          3,360           183,960
Johnson & Johnson Co.                                               5,320           275,044
Merck & Co., Inc.                                                   7,550           457,152
Pfizer, Inc.                                                       15,112           516,075
                                                                            ---------------
                                                                            $     1,728,653
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.6%
Apogent Technologies, Inc.*                                         5,740   $       114,800
Express Scripts, Inc.*                                              1,400            95,648
Genzyme Corp.*                                                      4,760           198,968
                                                                            ---------------
                                                                            $       409,416
                                                                            ---------------
MEDICAL EQUIPMENT -- 0.3%
Waters Corp.*                                                       6,570   $       191,384
                                                                            ---------------
METALS & MINERALS -- 0.2%
Alcoa, Inc.                                                         4,760   $       121,380
                                                                            ---------------
OIL SERVICES -- 0.3%
Halliburton Co.                                                     9,090   $       209,070
                                                                            ---------------

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- continued
OILS -- 1.2%
Devon Energy Corp.                                                  1,540   $        82,236
ExxonMobil Corp.                                                   17,210           618,011
Marathon Oil Corp.                                                  3,070            80,895
                                                                            ---------------
                                                                            $       781,142
                                                                            ---------------
PHARMACEUTICALS -- 0.3%
Mylan Laboratories, Inc.                                            5,460   $       189,844
                                                                            ---------------
POLLUTION CONTROL -- 0.1%
Allied Waste Industries, Inc.*                                      7,140   $        71,757
                                                                            ---------------
PRINTING & PUBLISHING -- 0.4%
Gannett Co., Inc.                                                   1,540   $       118,287
Tribune Co.                                                         3,220           155,526
                                                                            ---------------
                                                                            $       273,813
                                                                            ---------------
RAILROADS -- 0.2%
Norfolk Southern Corp.                                              6,430   $       123,456
                                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Co.                                       5,040   $       144,094
                                                                            ---------------
RESTAURANTS & LODGING -- 0.2%
Brinker International, Inc.*                                        2,940   $       105,899
                                                                            ---------------
RETAIL -- 2.0%
Home Depot, Inc.                                                    7,560   $       250,387
Lowe's Cos., Inc.                                                   5,170           222,051
Sears, Roebuck & Co.                                                3,640           122,450
Target Corp.                                                        7,140           270,178
Wal-Mart Stores, Inc.                                               7,690           412,722
                                                                            ---------------
                                                                            $     1,277,788
                                                                            ---------------
SPECIAL PRODUCTS & SERVICES -- 0.2%
SPX Corp.*                                                          2,380   $       104,863
                                                                            ---------------
SUPERMARKETS -- 0.2%
Kroger Co.*                                                         8,390   $       139,945
                                                                            ---------------
TELECOMMUNICATIONS -- 1.1%
Amdocs Ltd.*                                                        3,360   $        80,640
AT&T Corp.                                                          6,160           118,580
BellSouth Corp.                                                    10,630           283,077
Verizon Communications, Inc.                                        5,460           215,397
                                                                            ---------------
                                                                            $       697,694
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.2%
QUALCOMM, Inc.                                                      2,660   $        95,095
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.3%
Cisco Systems, Inc.*                                               12,040   $       200,948
                                                                            ---------------
TRANSPORTATION -- 0.2%
Fedex Corp.                                                         1,960   $       121,579
                                                                            ---------------
UTILITIES -- ELECTRIC -- 0.6%
Dominion Resources, Inc.                                              730   $        46,917
Duke Energy Corp.                                                   3,360            67,032
PG&E Corp.*                                                         7,980           168,777
Public Service Enterprise Group                                     1,960            82,810
                                                                            ---------------
                                                                            $       365,536
                                                                            ---------------
WIRELESS COMMUNICATION -- 0.1%
Spectrasite Inc.*                                                   1,540   $        76,769
                                                                            ---------------
    Total U.S. Stocks                                                       $    17,663,559
                                                                            ---------------
FOREIGN STOCKS -- 27.0%
AUSTRALIA -- 1.1%
QBE Insurance Group Ltd. (Insurance)*                              82,201   $       514,407
The News Corp., Ltd. (Media)*                                      25,282           190,127
                                                                            ---------------
                                                                            $       704,534
                                                                            ---------------
AUSTRIA -- 0.2%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                               1,400   $       123,916
                                                                            ---------------
BERMUDA -- 1.0%
Ace Ltd. (Insurance)                                               19,120   $       655,625
                                                                            ---------------
CANADA -- 1.2%
BCE, Inc. (Telecommunications)                                     17,722   $       406,008
Canadian National Railway Co. (Railroads)                           3,875           187,007
Canadian Natural Resources Ltd. (Oil Services)                      4,300           170,478
                                                                            ---------------
                                                                            $       763,493
                                                                            ---------------
FRANCE -- 5.5%
Aventis S.A. (Pharmaceuticals)                                      4,820   $       265,623
Cap Gemini S.A. (Computer Services)                                 6,100           216,951
Carrefour S.A. (Supermarket)                                        8,700           427,106
France Telecom S.A.
  (Telecommunications)*                                             9,300           228,495
L'Air Liquide S.A. (Gas)                                            4,950           735,062
Sanofi-Synthelabo S.A.
  (Medical & Health Products)                                       9,700           569,029
Societe Television Francaise 1 (Media)                              4,656           143,529
STMicroelectronics N.V. (Electronics)                              10,700           224,738
Total Fina Elf S.A., "B" (Oils)                                     4,625           700,100
                                                                            ---------------
                                                                            $     3,510,633
                                                                            ---------------
GERMANY -- 0.4%
Bayerische Motoren Werke AG
  (Automotive)                                                      6,700   $       258,174
                                                                            ---------------
GRAND CAYMAN ISLANDS -- 0.1%
Fresh Del Monte Produce Inc.,
  (Food Products)                                                   2,240   $        57,546
                                                                            ---------------
HONG KONG
Esprit Asia, (Distribution -- Wholesale)                            4,000   $         9,797
                                                                            ---------------
ITALY -- 0.3%
Snam Rete Gas S.p.A. (Gas)*                                        48,500   $       190,792
                                                                            ---------------
JAPAN -- 2.9%
Canon, Inc. (Business Machines)                                     9,000   $       413,750
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                                29,800           339,136
Honda Motor Co., Ltd. (Automotive)                                 11,000           417,588
Nissan Motor Co. (Automotive)                                      34,000           325,660
Shiseido Co., Ltd. (Consumer Products)                             10,000            97,368
Sony Corp. (Electronics)                                            5,400           152,284
Takeda Chemical Industries Co.
  (Pharmaceuticals)                                                 3,000           110,884
                                                                            ---------------
                                                                            $     1,856,670
                                                                            ---------------
NETHERLANDS -- 1.8%
Elsevier N.V. (Publishing)                                         52,440   $       619,478
Unilever N.V. (Consumer Products)                                   9,200           494,405
                                                                            ---------------
                                                                            $     1,113,883
                                                                            ---------------
NORWAY -- 0.4%
Dnb Holding Asa (Banks)*                                           56,600   $       279,326
                                                                            ---------------
SINGAPORE -- 1.0%
DBS Group Holdings Ltd.
  (Financial Services)                                             39,000   $       228,141
Haw Par Corp. Ltd.,
  (Banks & Credit Cos.)                                               940             2,317
Singapore Telecommunications Ltd.
  (Telecommunications)                                            266,000           228,119
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                                            29,000   $       204,231
                                                                            ---------------
                                                                            $       662,808
                                                                            ---------------
SOUTH KOREA -- 0.2%
Samsung Electronics (Electronics)                                     450   $       133,738
                                                                            ---------------

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
SPAIN -- 1.1%
Iberdrola S.A. (Utilities -- Electric)                             17,300   $       300,082
Telefonica S.A. (Telecommunications)                               33,174           385,781
                                                                            ---------------
                                                                            $       685,863
                                                                            ---------------
SWITZERLAND -- 2.1%
Nestle S.A. (Food & Beverage Products)                              1,733   $       358,370
Novartis AG (Medical & Health Products)                            15,900           630,542
UBS AG (Financial Services)                                         5,935           330,869
                                                                            ---------------
                                                                            $     1,319,781
                                                                            ---------------
UNITED KINGDOM -- 7.7%
AstraZeneca Group PLC
  (Medical & Health Products)                                       5,300   $       212,877
BOC Group PLC (Chemicals)*                                         38,500           494,775
BP Amoco PLC (Oils)*                                               49,700           345,232
British Sky Broadcasting
  Group PLC (Broadcasting)                                         18,760           208,221
Diageo PLC
  (Food & Beverage Products)*                                      64,128           685,802
GlaxoSmithKline PLC (Pharmaceutical)*                              14,400           291,096
Granada Compass PLC (Media)*                                      233,700           351,517
Kingfisher PLC (Retail)*                                           78,600           360,198
Next PLC (Retail)*                                                 18,200           308,800
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                                     42,770           786,124
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                           11,431           321,203
Vodafone Group PLC
  (Telecommunications)*                                           198,589           388,974
William Hill Organization Ltd. (Gaming)                            30,290           142,939
                                                                            ---------------
                                                                            $     4,897,758
                                                                            ---------------
    Total Foreign Stocks                                                    $    17,224,337
                                                                            ---------------
    Total Stocks (Identified Cost, $32,948,318)                             $    34,887,896
                                                                            ---------------

BONDS 30.3%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
U.S. BONDS -- 17.3%
ADVERTISING & BROADCASTING -- 0.7%
Echostar DBS Corp., 9.375s, 2009                         $            400   $       426,500
                                                                            ---------------
BROADCAST & CABLE TV -- 0.7%
Charter Communications Holdings,
  0s to 2004, 9.92s, 2011                                $            100   $        65,750
CSC Holdings, Inc., 8.125s, 2009                                      340           351,900
                                                                            ---------------
                                                                            $       417,650
                                                                            ---------------
BUILDING -- 0.4%
American Standard, Inc., 7.375s, 2008                    $             65   $        71,825
Williams Scotsman, Inc., 9.875s, 2007                                 200           196,000
                                                                            ---------------
                                                                            $       267,825
                                                                            ---------------
CHEMICALS -- 0.3%
Huntsman ICI Holdings, 10.125s, 2009                     $            225   $       216,000
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 0.7%
Kindercare Learning
  Centers, Inc., 9.5s, 2009                              $            100   $       100,750
Simmons Co., 10.25s, 2009                                             350           374,500
                                                                            ---------------
                                                                            $       475,250
                                                                            ---------------
CONTAINERS -- 0.7%
Ball Corp., 8.25s, 2008                                  $            250   $       262,500
Owens-Brockway Glass
  Container Corp.##, 8.25s, 2013                                      175           182,875
                                                                            ---------------
                                                                            $       445,375
                                                                            ---------------
ENERGY -- INDEPENDENT -- 0.9%
Chesapeake Energy Corp.##,
  8.125s, 2011                                           $            505   $       544,137
                                                                            ---------------
GAMING & LODGING -- 1.7%
Host Marriott LP, 8.45s, 2008                            $            600   $       619,500
Park Place Entertainment Corp.,
  8.125s, 2011                                                        350           384,125
Station Casinos, Inc., 8.375s, 2008                                   100           108,000
                                                                            ---------------
                                                                            $     1,111,625
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.9%
Tenet Healthcare Corp., 6.5s, 2012                       $            650   $       602,875
                                                                            ---------------
NATURAL GAS -- PIPELINE -- 0.3%
Williams Cos., Inc., 7.125s, 2011                        $            165   $       160,875
                                                                            ---------------
POLLUTION CONTROL -- 1.1%
Allied Waste North America, Inc.,
  8.875s, 2008                                           $            675   $       732,375
                                                                            ---------------
U.S. TREASURY OBLIGATIONS -- 8.9%
U.S. Treasury Notes, 3.375s, 2007                        $          4,450   $     4,887,151
U.S. Treasury Notes, 5s, 2011                                         712           799,192
                                                                            ---------------
                                                                            $     5,686,343
                                                                            ---------------
    Total U.S. Bonds                                                        $    11,086,830
                                                                            ---------------
FOREIGN BONDS -- 13.0%
AUSTRALIA  -- 2.1%
Goverment of Australia, 6.25s, 2015                      AUD        1,788   $     1,322,081
                                                                            ---------------
DENMARK -- 0.7%
Kingdom of Denmark, 7s, 2007                             DKK          597   $       107,536
Kingdom of Denmark, 5s, 2013                                        1,940           325,336
                                                                            ---------------
                                                                            $       432,872
                                                                            ---------------
FRANCE -- 0.3%
Republic of France, 4.75s, 2007                          EUR          183   $       226,192
                                                                            ---------------
GERMANY -- 0.5%
Federal Republic of Germany, 4.5s, 2009                  EUR          246   $       302,408
                                                                            ---------------
IRELAND -- 1.0%
Republic of Ireland, 4.25s, 2007                         EUR          216   $       262,476
Republic of Ireland, 5s, 2013                                         318           399,432
                                                                            ---------------
                                                                            $       661,908
                                                                            ---------------
ITALY -- 0.2%
Republic of Italy, 4.5s, 2007                            EUR           88   $       107,543
                                                                            ---------------
SINGAPORE -- 0.3%
Flextronics International Ltd.,
6.5s, 2013 (Electronics)##                               $            170   $       163,625
                                                                            ---------------
SPAIN -- 1.0%
Kingdom of Spain, 5.5s, 2017                             EUR          506   $       661,443
                                                                            ---------------
UNITED KINGDOM -- 6.9%
United Kingdom Treasury, 7.25s, 2007                     GBP        1,190   $     2,242,522
United Kingdom Treasury, 5.75s, 2009                                1,188         2,160,403
                                                                            ---------------
                                                                            $     4,402,925
                                                                            ---------------
    Total Foreign Bonds                                                     $     8,280,997
                                                                            ---------------
    Total Bonds (Identified Cost, $18,026,992)                              $    19,367,827
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 14.5%
Federal Home Loan Bank,
  due 7/01/03, at Amortized Cost                         $          9,234   $     9,234,000
                                                                            ---------------
COLLATERAL FOR SECURITIES LOANED -- 0.6%
Navigator Securities Lending
  Prime Portfolio, at Amortized Cost                              417,391   $       417,391

    Total Investments
      (Identified Cost, $60,626,701)                                        $    63,907,114
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES                                                                   (4,405)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    63,902,709
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
GLOBAL GOVERNMENTS SERIES
BONDS -- 87.7%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
FOREIGN BONDS -- 64.8%
AUSTRALIA -- 0.5%
Commonwealth of Australia, 8.75s, 2008                   AUD          251   $       198,819
Commonwealth of Australia, 6.5s, 2013                                 273           203,955
                                                                            ---------------
                                                                            $       402,774
                                                                            ---------------
AUSTRIA -- 3.8%
Republic of Austria, 5.5s, 2007                          EUR        1,237   $     1,574,450
Republic of Austria, 5s, 2012                                         293           368,838
Republic of Austria, 4.65s, 2018                                      949         1,134,477
                                                                            ---------------
                                                                            $     3,077,765
                                                                            ---------------
BELGIUM -- 1.7%
Kingdom of Belgium, 3.75s, 2009                          EUR          832   $       985,784
Kingdom of Belgium, 5s, 2012                                          302           379,649
                                                                            ---------------
                                                                            $     1,365,433
                                                                            ---------------
CANADA -- 4.8%
Government of Canada, 5.5s, 2009                         CAD          478   $       380,408
Government of Canada, 5.25s, 2012                                   3,006         2,345,822
Government of Canada, 8s, 2023                                      1,133         1,142,268
                                                                            ---------------
                                                                            $     3,868,498
                                                                            ---------------
DENMARK -- 5.5%
Kingdom of Denmark, 7s, 2007                             DKK        4,647   $       837,053
Kingdom of Denmark, 6s, 2009                                        4,107           727,718
Kingdom of Denmark, 6s, 2011                                          889           159,350
Kingdom of Denmark, 5s, 2013                                       11,473         1,924,006
Realkredit Danmark, 4s, 2008 (Banks)                                5,071           809,112
                                                                            ---------------
                                                                            $     4,457,239
                                                                            ---------------
FINLAND -- 4.4%
Republic of Finland, 2.75s, 2006                         EUR          168   $       194,962
Republic of Finland, 3s, 2008                                       1,027         1,181,661
Republic of Finland, 5.375s, 2013                                   1,686         2,179,992
                                                                            ---------------
                                                                            $     3,556,615
                                                                            ---------------
FRANCE -- 5.0%
Republic of France, 4.75s, 2007                          EUR          648   $       800,943
Republic of France, 4s, 2009                                        1,415         1,694,061
Republic of France, 4.75s, 2012                                       226           279,356
Republic of France, 5s, 2016                                          481           598,213
Republic of France, 6s, 2025                                          499           683,879
                                                                            ---------------
                                                                            $     4,056,452
                                                                            ---------------
GERMANY -- 5.4%
Federal Republic of Germany,
  4.75s, 2008                                            EUR        1,921   $     2,391,826
Federal Republic of Germany,
  4.5s, 2009                                                        1,217         1,496,061
Federal Republic of Germany,
  5.25s, 2010                                                         368           470,485
                                                                            ---------------
                                                                            $     4,358,372
                                                                            ---------------
IRELAND -- 4.8%
Republic of Ireland, 4.25s, 2007                         EUR        1,034   $     1,256,483
Republic of Ireland, 5s, 2013                                         810         1,017,419
Republic of Ireland, 4.6s, 2016                                     1,353         1,625,741
                                                                            ---------------
                                                                            $     3,899,643
                                                                            ---------------
ITALY -- 5.2%
Republic of Italy, 4.75s, 2013                           EUR        2,167   $     2,665,240
Republic of Italy, 5.25s, 2017                                      1,223         1,545,929
                                                                            ---------------
                                                                            $     4,211,169
                                                                            ---------------
MEXICO -- 0.4%
Pemex Project Funding Master Trust,
  8.625s, 2022 (Finance)                                 $            260   $       297,050
                                                                            ---------------
NETHERLANDS -- 4.7%
Kingdom of Netherlands, 5.75s, 2007                      EUR          591   $       751,483
Kingdom of Netherlands, 3.75s, 2009                                   793           931,995
Kingdom of Netherlands, 5s, 2012                                    1,701         2,137,491
                                                                            ---------------
                                                                            $     3,820,969
                                                                            ---------------
NEW ZEALAND -- 3.5%
Government of New Zealand, 7s, 2009                      NZD        2,395   $     1,537,740
Government of New Zealand, 6.5s, 2013                               1,993         1,266,637
                                                                            ---------------
                                                                            $     2,804,377
                                                                            ---------------
NORWAY -- 1.5%
Kingdom of Norway, 5.5s, 2009                            NOK        2,540   $       374,148
Kingdom of Norway, 6s, 2011                                         2,634           398,551
Kingdom of Norway, 6.5s, 2013                                       2,571           406,020
                                                                            ---------------
                                                                            $     1,178,719
                                                                            ---------------
PORTUGAL -- 0.5%
Republic of Portugal, 5.45s, 2013                        EUR          308   $       398,812
                                                                            ---------------
QATAR -- 0.3%
State of Qatar, 9.75s, 2030                              $            200   $       277,600
                                                                            ---------------
SPAIN -- 7.9%
Kingdom of Spain, 6s, 2008                               EUR        2,729   $     3,541,510
Kingdom of Spain, 5.35s, 2011                                       1,607         2,069,289
Kingdom of Spain, 5.5s, 2017                                          621           811,771
                                                                            ---------------
                                                                            $     6,422,570
                                                                            ---------------
SWEDEN -- 1.8%
Kingdom of Sweden, 8s, 2007                              SEK        3,205   $       469,774
Kingdom of Sweden, 5.25s, 2011                                      4,605           618,823
Spintab AB, 5s, 2008
  (Banks & Credit Cos.)                                             3,100           405,712
                                                                            ---------------
                                                                            $     1,494,309
                                                                            ---------------
UNITED KINGDOM -- 3.1%
United Kingdom Treasury, 7.25s, 2007                     GBP        1,237   $     2,331,092
United Kingdom Treasury, 5.75s, 2009                                   89           161,848
                                                                            ---------------
                                                                            $     2,492,940
                                                                            ---------------
    Total Foreign Bonds                                                     $    52,441,306
                                                                            ---------------
U.S. BONDS -- 22.9%
MUNICIPALS -- 4.9%
Cleveland Ohio, 5.75s, 2012                              $          1,050   $     1,258,152
Dickson County Tennessee, 5s, 2013                                    625           707,050
Eaton Ohio City School District, 5s, 2029                             250           262,313
New Jersey St. Turnpike Authority
  Turnpike Rev., 6s, 2013                                             830         1,009,595
Ocala Florida Capital Imports Rev.,
  5.25s, 2013                                                         300           350,112
University of California Rev., 5s, 2033                               405           421,836
                                                                            ---------------
                                                                            $     4,009,058
                                                                            ---------------
SUPRANATIONAL -- 0.1%
International Bank for Reconstruction &
  Development, 5s, 2006                                  $             95   $       103,530
                                                                            ---------------
U.S. GOVERNMENT AGENCIES -- 8.5%
Federal National Mortgage Assn.,
  1.75s, 2008                                            JPY      550,000   $     4,877,991
Federal National Mortgage Assn.,
  5.5s, 2017                                             $            224           232,466
Federal National Mortgage Assn.,
  6.5s, 2031                                                          416           434,151
Federal National Mortgage Assn.,
  6.5s, 2032                                                          565           588,923
Federal National Mortgage Assn., TBA 30,
  5.5s, 2033                                                          708           732,136
                                                                            ---------------
                                                                            $     6,865,667
                                                                            ---------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 9.4%
U.S. Treasury Bonds, 8s, 2021                            $            517   $       748,983
U.S. Treasury Notes, 2s, 2004                                       1,185         1,199,072
U.S. Treasury Notes, 3.5s, 2006                                       761           802,172
U.S. Treasury Notes, 3.375s, 2007                                     575           631,915
U.S. Treasury Notes, 6.125s, 2007                                   1,486         1,718,943
U.S. Treasury Notes, 4.25s, 2010                                    1,170         1,377,061
U.S. Treasury Notes, 4s, 2012                                       1,059         1,101,980
                                                                            ---------------
                                                                            $     7,580,126
                                                                            ---------------
    Total U.S. Bonds                                                        $    18,558,381
                                                                            ---------------
    Total Bonds
      (Identified Cost, $65,221,785)                                        $    70,999,687
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 12.1%
Federal Home Loan Bank, due 7/01/03,
  at Amortized Cost                                      $          9,775   $     9,775,000

CALL OPTIONS PURCHASED

                                                         PRINCIPAL AMOUNT
                                                           OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                             (000 OMITTED)
Euro/
July/1.1516 (Premiums Paid, $38,149)                     $          3,311   $        27,917
                                                                            ---------------
    Total Investments
      (Identified Cost, $75,034,934)                                        $    80,802,604
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                                          140,509
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    80,943,113
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
GLOBAL TOTAL RETURN SERIES
STOCKS -- 60.1%

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- 31.6%
AEROSPACE -- 0.5%
Northrop Grumman Corp.                                              4,890   $       421,958
                                                                            ---------------
BANKS & CREDIT COS. -- 5.1%
Bank of America Corp.                                              11,690   $       923,861
Bank One Corp.                                                      5,800           215,644
Citigroup, Inc.                                                    25,330         1,084,124
FleetBoston Financial Corp.                                        18,780           557,954
Mellon Financial Corp.                                             27,260           756,465
National City Corp.                                                 5,020           164,204
SunTrust Banks, Inc.                                               11,160           662,234
Wachovia Corp.                                                      6,700           267,732
                                                                            ---------------
                                                                            $     4,632,218
                                                                            ---------------
BROADCAST & CABLE TV -- 0.6%
AOL Time Warner, Inc.*                                             14,400   $       231,696
Cox Communications, Inc.*                                           8,900           283,910
                                                                            ---------------
                                                                            $       515,606
                                                                            ---------------
BROKERAGE/ASSET MANAGEMENT -- 1.4%
Goldman Sachs Group, Inc.                                          10,040   $       840,850
Merrill Lynch & Co., Inc.                                           9,040           421,987
                                                                            ---------------
                                                                            $     1,262,837
                                                                            ---------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                                     13,740   $       571,584
Dow Chemical Co.                                                   13,360           413,626
PPG Industries, Inc.                                                6,750           342,495
                                                                            ---------------
                                                                            $     1,327,705
                                                                            ---------------
COMPUTER SOFTWARE -- 0.3%
Microsoft Corp.                                                    12,000   $       307,320
                                                                            ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
International Business Machines Corp.                               2,000   $       165,000
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 1.0%
Kimberly-Clark Corp.                                               10,870   $       566,762
Procter & Gamble Co.                                                4,230           377,231
                                                                            ---------------
                                                                            $       943,993
                                                                            ---------------
CONTAINERS -- 0.1%
Smurfit-Stone Container Corp.*                                      8,200   $       106,846
                                                                            ---------------
ELECTRICAL EQUIPMENT -- 0.4%
Emerson Electric Co.                                                7,200   $       367,920
                                                                            ---------------
ELECTRONICS -- 0.3%
Intel Corp.                                                         7,680   $       159,621
Texas Instruments, Inc.                                             7,300           128,480
                                                                            ---------------
                                                                            $       288,101
                                                                            ---------------
ENERGY -- INTEGRATED -- 1.9%
ChevronTexaco Corp.                                                 3,200   $       231,040
ConocoPhillips                                                      8,660           474,568
ExxonMobil Corp.                                                   23,522           844,675
Unocal Corp.                                                        6,450           185,051
                                                                            ---------------
                                                                            $     1,735,334
                                                                            ---------------
ENTERTAINMENT -- 0.4%
Viacom, Inc., "B"*                                                  7,410   $       323,521
                                                                            ---------------
FOOD & DRUG STORES -- 0.7%
Kroger Co.*                                                        26,680   $       445,022
Safeway, Inc.*                                                      8,500           173,910
                                                                            ---------------
                                                                            $       618,932
                                                                            ---------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 2.3%
Archer-Daniels-Midland Co.                                         43,980   $       566,023
H.J. Heinz Co.                                                      8,040           265,159
Kellogg Co.                                                        24,300           835,191
PepsiCo, Inc.                                                       7,550           335,975
Tyson Foods, Inc.                                                  10,700           113,634
                                                                            ---------------
                                                                            $     2,115,982
                                                                            ---------------
FOREST & PAPER PRODUCTS -- 0.3%
International Paper Co.                                             7,430   $       265,474
                                                                            ---------------

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- continued
GAMING & LODGING -- 0.2%
Starwood Hotels & Resorts Worldwide, Inc.                           6,800   $       194,412
                                                                            ---------------
INSURANCE -- 2.3%
Allstate Corp.                                                      9,280   $       330,832
Chubb Corp.                                                         3,400           204,000
Hartford Financial Services Group, Inc.                             7,160           360,578
MetLife, Inc.                                                      20,820           589,622
The St. Paul Cos., Inc.                                             7,540           275,285
Travelers Property Casualty Corp.                                  21,200           337,080
                                                                            ---------------
                                                                            $     2,097,397
                                                                            ---------------
MACHINERY & TOOLS -- 1.1%
Caterpillar, Inc.                                                   4,060   $       225,980
Deere & Co.                                                        15,890           726,173
                                                                            ---------------
                                                                            $       952,153
                                                                            ---------------
MEDICAL EQUIPMENT -- 0.2%
Guidant Corp.                                                       4,200   $       186,438
                                                                            ---------------
METALS & MINING -- 0.5%
Alcoa, Inc.                                                        11,380   $       290,190
Phelps Dodge Corp.*                                                 3,730           143,008
                                                                            ---------------
                                                                            $       433,198
                                                                            ---------------
NATURAL GAS DISTRIBUTION -- 0.1%
Keyspan Corp.                                                       1,870   $        66,292
                                                                            ---------------
OIL SERVICES -- 0.9%
Baker Hughes, Inc.                                                  6,100   $       204,777
Noble Corp.*                                                        8,500           291,550
Schlumberger Ltd.                                                   7,500           356,775
                                                                            ---------------
                                                                            $       853,102
                                                                            ---------------
PHARMACEUTICALS -- 2.8%
Abbott Laboratories, Inc.                                          15,590   $       682,218
Johnson & Johnson Co.                                               9,060           468,402
Pfizer, Inc.                                                       22,520           769,058
Schering-Plough Corp.                                              34,300           637,980
                                                                            ---------------
                                                                            $     2,557,658
                                                                            ---------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co.                                                         6,190   $       475,454
Tribune Co.                                                         8,860           427,938
                                                                            ---------------
                                                                            $       903,392
                                                                            ---------------
RAILROADS & SHIPPING -- 0.4%
Union Pacific Corp.                                                 5,600   $       324,912
                                                                            ---------------
REAL ESTATE -- 1.1%
Federal National Mortgage Assn                                     14,080   $       949,555
                                                                            ---------------
SPECIALTY CHEMICALS -- 0.2%
Praxair, Inc.                                                       3,015   $       181,202
                                                                            ---------------
TELECOM -- WIRELINE -- 0.3%
Motorola Inc. - Units                                               1,770   $        57,702
Motorola, Inc.                                                     25,860           243,860
                                                                            ---------------
                                                                            $       301,562
                                                                            ---------------
TELEPHONE SERVICES -- 1.8%
AT&T Corp.                                                          7,270   $       139,948
BellSouth Corp.                                                    28,480           758,422
SBC Communications, Inc.                                           19,080           487,494
Verizon Communications, Inc.                                        7,040           277,728
                                                                            ---------------
                                                                            $     1,663,592
                                                                            ---------------
TOBACCO -- 1.4%
Altria Group, Inc.                                                 28,326   $     1,287,133
                                                                            ---------------
UTILITIES -- ELECTRIC POWER -- 0.3%
Energy East Corp.                                                   6,190   $       128,504
NSTAR                                                               3,560           162,158
                                                                            ---------------
                                                                            $       290,662
                                                                            ---------------
    Total U.S. Stocks                                                       $    28,641,407
                                                                            ---------------
FOREIGN STOCKS -- 28.5%
AUSTRALIA -- 1.0%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                                           25,846   $       322,964
QBE Insurance Group Ltd. (Insurance)*                              99,779           624,408
                                                                            ---------------
                                                                            $       947,372
                                                                            ---------------
AUSTRIA -- 0.2%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                               1,680   $       148,700
                                                                            ---------------
CANADA -- 0.5%
Canadian National Railway Co.
  (Railroad & Shipping)                                             5,943   $       286,809
Encana Corp. (Natural Gas -- Pipeline)                              3,630           138,426
                                                                            ---------------
                                                                            $       425,235
                                                                            ---------------
DENMARK -- 0.7%
Danske Bank (Banks & Credit Cos.)                                  30,050   $       586,078
                                                                            ---------------
FRANCE -- 3.3%
Aventis S.A. (Medical Equipment)                                    6,090   $       335,611
France Telecom S.A.
  (Telephone Services)                                             13,300           326,772
Sanofi-Synthelabo S.A.
  (Medical Equipment)                                               4,070           238,758
Schneider Electric S.A.
  (Machinery & Tools)                                               4,257           200,467
Suez S.A. (Water)                                                  24,700           393,779
Total Fina S.A., ADR
  (Energy -- Integrated)                                           20,002         1,516,152
                                                                            ---------------
                                                                            $     3,011,539
                                                                            ---------------
GERMANY -- 1.5%
Bayerische Motoren Werke AG
  (Automotive)                                                     11,010   $       424,253
Linde AG (Specialty Chemicals)                                      6,580           244,013
Porsche AG (Automotive)                                               722           306,447
Schering AG (Biotechnology)                                         8,530           417,780
                                                                            ---------------
                                                                            $     1,392,493
                                                                            ---------------
HONG KONG -- 0.2%
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric Power)                                    54,420   $       212,847
                                                                            ---------------
IRELAND -- 0.9%
Bank of Ireland (Banks & Credit Cos.)                              38,430   $       464,585
Irish Life & Permanent PLC
  (Financial Institutions)                                         27,940           302,097
                                                                            ---------------
                                                                            $       766,682
                                                                            ---------------
ITALY -- 0.6%
Snam Rete Gas S.p.A
  (Natural Gas -- Pipeline)                                        85,560   $       336,580
Telecom Italia Mobile S.p.A
  (Wireless Communications)                                        45,200           223,043
                                                                            ---------------
                                                                            $       559,623
                                                                            ---------------
JAPAN -- 3.2%
Brother Industries Ltd.
  (Apparel Manufactuers)                                           43,000   $       297,776
Canon, Inc. (PC & Peripheral)                                       9,000           413,750
Credit Saison Co., Ltd.
  (Banks & Credit Cos.)                                            11,900           195,495
Honda Motor Co., Ltd. (Automotive)                                 13,600           516,291
KDDI Corp. (Telecommunications -- Wireline)                            88           341,413
Nippon Telegraph & Telephone Corp.
  (Utilities -- Telephone)                                             21            82,525
Shiseido Co.
  (Consumer Goods & Services)                                      15,000           146,051
Tokyo Broadcasting System, Inc.
  (Advertising & Broadcasting)                                      9,000           109,858
Tokyo Gas Co., Ltd. (Gas)                                         195,000           561,303

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
JAPAN -- continued
Uni-Charm Corp.
  (Consumer Goods & Services)                                       5,270   $       228,203
                                                                            ---------------
                                                                            $     2,892,665
                                                                            ---------------
MEXICO -- 0.1%
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                              3,900   $       122,538
                                                                            ---------------
NETHERLANDS -- 1.0%
Euronext N.V. (Business Services)                                   7,400   $       183,771
Koninklijke Philips Electronics N.V
  (Electronics)                                                    14,200           270,484
Unilever N.V
  (Consumer Goods and Services)                                     3,670           197,225
VNU N.V. (Advertising & Broadcasting)*                              7,208           222,447
                                                                            ---------------
                                                                            $       873,927
                                                                            ---------------
NEW ZEALAND -- 0.2%
Telecom Corp. of New Zealand, Ltd.
  (Telecommunications -- Wireline)*                                66,762   $       205,264
                                                                            ---------------
NORWAY -- 0.5%
DnB Holding ASA (Banks & Credit Cos.)                              41,400   $       204,313
Storebrand ASA (Insurance)                                         59,700           240,003
                                                                            ---------------
                                                                            $       444,316
                                                                            ---------------
SINGAPORE -- 0.2%
Singapore Post Ltd.
  (Printing & Publishing)*                                        117,000   $        45,185
Singapore Telecommunications Ltd.
  (Telecommunications-- Wireline)                                 159,000           136,357
                                                                            ---------------
                                                                            $       181,542
                                                                            ---------------
SOUTH KOREA -- 0.2%
KT&G Corp., GDR (Tobacco)*##                                       23,470   $       193,536
                                                                            ---------------
SPAIN -- 1.8%
Altadis S.A. (Tobacco)                                             16,110   $       413,602
Iberdrola S.A. (Utilities -- Electric Power)                       33,280           577,267
Telefonica S.A.
  (Telecommunications -- Wireline)                                 53,312           619,967
                                                                            ---------------
                                                                            $     1,610,836
                                                                            ---------------
SWEDEN -- 0.3%
Swedish Match AB (Tobacco)                                         36,400   $       275,440
                                                                            ---------------
SWITZERLAND -- 4.1%
Converium Holding AG (Insurance)                                    5,880   $       271,900
Givaudan S.A.
  (Consumer Goods & Services)                                         350           147,603
Nestle S.A.
  (Food & Non Alcoholic Beverages)                                  3,660           756,858
Novartis AG (Biotechnology)                                        24,100           955,727
Syngenta AG (Chemicals)                                            15,792           793,339
Synthes-Stratec, Inc.
  (Medical Equipment)                                                 250           179,972
UBS AG (Banks & Credit Cos.)                                       10,404           580,010
                                                                            ---------------
                                                                            $     3,685,409
                                                                            ---------------
UNITED KINGDOM -- 8.0%
AstraZeneca PLC (Biotechnology)                                     8,940   $       359,079
BP Amoco PLC, ADR
  (Energy -- Integrated)                                           33,552         1,409,855
Cadbury Schweppes PLC
  (Food & Non Alcoholic Beverages)*                                43,830           259,359
Diageo PLC (Alcoholic Beverages)*                                  73,673           787,879
Imperial Tobacco Group PLC (Tobacco)*                              17,830           319,173
Johnston Press PLC
  (Printing & Publishing)                                          26,900           192,583
Kingfisher PLC (Home Construction)*                                67,583           309,710
Next PLC (General Merchandise)                                     12,310           208,864
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                                     35,275           648,364
Reed Elsevier PLC
  (Printing & Publishing)                                          76,030   $       633,691
Rio Tinto PLC (Metals & Mining)                                    14,900           280,762
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                           31,180           876,137
Unilever PLC
  (Consumer Goods & Services)                                      41,350           329,776
Vodafone Group PLC
  (Utilities -- Telephone)*                                       280,614           549,635
Willis Group Holdings Ltd. (Insurance)                              3,360           103,320
                                                                            ---------------
                                                                            $     7,268,187
                                                                            ---------------
    Total Foreign Stocks                                                    $    25,804,229
                                                                            ---------------
    Total Stocks (Identified Cost, $51,151,846)                             $    54,445,636
                                                                            ---------------

BONDS -- 36.7%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
FOREIGN BONDS -- 28.6%
AUSTRALIA -- 0.2%
Australian Government, 8.75s, 2008                       AUD          113   $        89,508
Australian Government, 6.5s, 2013                                     122            91,145
                                                                            ---------------
                                                                            $       180,653
                                                                            ---------------
AUSTRIA -- 1.6%
Republic of Austria, 5.5s, 2007                          EUR          536   $       682,219
Republic of Austria, 5s, 2012                                         261           328,556
Republic of Austria, 4.65s, 2018                                      334           399,278
                                                                            ---------------
                                                                            $     1,410,053
                                                                            ---------------
BELGIUM -- 0.4%
Kingdom of Belgium, 3.75s, 2009                          EUR          144   $       170,617
Kingdom of Belgium, 5s, 2012                                          189           237,595
                                                                            ---------------
                                                                            $       408,212
                                                                            ---------------
CANADA -- 2.1%
Government of Canada, 5.5s, 2009                         CAD          161   $       128,129
Government of Canada, 5.25s, 2012                                   1,659         1,294,651
Government of Canada, 8s, 2023                                        167           168,366
Province of Quebec, 1.6s, 2013                           JPY       39,000           343,285
                                                                            ---------------
                                                                            $     1,934,431
                                                                            ---------------
DENMARK -- 2.7%
Kingdom of Denmark, 7s, 2007                             DKK        3,414   $       614,955
Kingdom of Denmark, 5s, 2013                                        8,657         1,451,767
Realkredit Denmark
  (Mortgage Backed Securities), 4s, 2008                            2,366           377,511
                                                                            ---------------
                                                                            $     2,444,233
                                                                            ---------------
FINLAND -- 1.8%
Republic of Finland, 2.75s, 2006                         EUR           73   $        84,716
Republic of Finland, 3s, 2008                                         469           539,629
Republic of Finland, 5.375s, 2013                                     780         1,008,537
                                                                            ---------------
                                                                            $     1,632,882
                                                                            ---------------
FRANCE -- 2.4%
Government of France, 4.75s, 2007                        EUR           94   $       115,596
Government of France, 4s, 2009                                        682           816,502
Government of France, 5s, 2011                                        222           279,673
Government of France, 4.75s, 2012                                     192           237,329
Government of France, 5s, 2016                                        222           276,098
Government of France, 6s, 2025                                        302           413,891
                                                                            ---------------
                                                                            $     2,139,089
                                                                            ---------------
GERMANY -- 2.3%
Federal Republic of Germany,
  4.75s, 2008                                            EUR          489   $       608,851
Federal Republic of Germany,
  4.5s, 2009                                                          537           660,135
Federal Republic of Germany,
  5.25s, 2010                                                         611           781,159
                                                                            ---------------
                                                                            $     2,050,145
                                                                            ---------------

ISSUER                                                     (000 OMITTED)        VALUE
FOREIGN BONDS -- continued
IRELAND -- 1.8%
Republic of Ireland, 4.25s, 2007                         EUR          297   $       360,905
Republic of Ireland, 5s, 2013                                         564           708,425
Republic of Ireland, 4.6s, 2016                                       477           573,155
                                                                            ---------------
                                                                            $     1,642,485
                                                                            ---------------
ITALY -- 2.0%
Republic of Italy, 4.5s, 2007                            EUR          489   $       597,596
Republic of Italy, 4.75s, 2013                                        657           808,058
Republic of Italy, 5.25s, 2017                                        347           438,624
                                                                            ---------------
                                                                            $     1,844,278
                                                                            ---------------
JAPAN -- 1.0%
International Bank for Reconstruction &
  Development (Supranational),
  5s, 2006                                               $            841   $       916,509
                                                                            ---------------
MALAYSIA -- 0.1%
Petronas Capital Ltd. (Oil Services)##,
  7.875s, 2022                                           $            100   $       118,624
                                                                            ---------------
MEXICO -- 0.3%
Corp. Andina De Fomento
  (Supranational), 6.875s, 2012                          $            110   $       125,228
Pemex Project Funding Master Trust,
  8.625s, 2022
  (Finance -- Other Services)                                         112           127,960
                                                                            ---------------
                                                                            $       253,188
                                                                            ---------------
NETHERLANDS -- 1.7%
Kingdom of Netherlands, 5.75s, 2007                      EUR          307   $       390,364
Kingdom of Netherlands, 3.75s, 2009                                   291           342,006
Kingdom of Netherlands, 5s, 2012                                      626           786,748
                                                                            ---------------
                                                                            $     1,519,118
                                                                            ---------------
NEW ZEALAND -- 1.5%
Government of New Zealand, 7s, 2009                      NZD        1,087   $       697,922
Government of New Zealand, 6.5s, 2013                               1,095           695,920
                                                                            ---------------
                                                                            $     1,393,842
                                                                            ---------------
NORWAY -- 0.5%
Kingdom of Norway, 5.5s, 2009                            NOK        1,056   $       155,551
Kingdom of Norway, 6s, 2011                                         1,174           177,639
Kingdom of Norway, 6.5s, 2013                                         787           124,285
                                                                            ---------------
                                                                            $       457,475
                                                                            ---------------
PORTUGAL -- 0.2%
Republic of Portugal, 5.45s, 2013                        EUR          130   $       168,330
                                                                            ---------------
QATAR -- 0.1%
State of Qatar, 9.75s, 2030                              $             86   $       119,368
                                                                            ---------------
SPAIN -- 3.9%
Kingdom of Spain, 6s, 2008                               EUR          826   $     1,070,968
Kingdom of Spain, 5.35s, 2011                                       1,219         1,569,672
Kingdom of Spain, 5.5s, 2017                                          693           905,889
                                                                            ---------------
                                                                            $     3,546,529
                                                                            ---------------
SWEDEN -- 0.7%
AB Spintab (Banks & Credit Cos.),
  5s, 2008                                               SEK        1,300   $       170,137
Kingdom of Sweden, 8s, 2007                                         1,555           227,925
Kingdom of Sweden, 5.25s, 2011                                      1,600           215,009
                                                                            ---------------
                                                                            $       613,071
                                                                            ---------------
UNITED KINGDOM -- 1.3%
United Kingdom Treasury, 7.25s, 2007                     GBP          390   $       734,944
United Kingdom Treasury, 5.75s, 2009                                  238           432,808
                                                                            ---------------
                                                                            $     1,167,752
                                                                            ---------------
    Total Foreign Bonds                                                     $    25,960,267
                                                                            ---------------
U.S. BONDS -- 6.2%
AEROSPACE  -- 0.1%
BAE Systems Holdings, Inc.##,
  6.4s, 2011                                             $             80   $        89,510
                                                                            ---------------
INDUSTRIAL -- 0.1%
Timken Co., 5.75s, 2010                                  $            114   $       120,020
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.1%
HCA Inc., 8.75s, 2010                                    $             95   $       110,663
                                                                            ---------------
U.S. GOVERNMENT AGENCIES -- 1.3%
Federal National Mortgage Assn.,
  6.5s, 2031                                             $            139   $       144,511
Federal National Mortgage Assn.,
  6.5s, 2032                                                          773           805,701
Federal National Mortgage Assn.,
  TBA, 5.5s, 2032                                                     175           180,373
                                                                            ---------------
                                                                            $     1,130,585
                                                                            ---------------
U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. Treasury Bonds, 8s, 2021                            $            516   $       747,535
U.S. Treasury Bonds, 5.25s, 2028                                      331           360,312
U.S. Treasury Bonds, 5.375s, 2031                                     185           208,320
U.S. Treasury Notes, 3.5s, 2006                                       677           713,627
U.S. Treasury Notes, 3.375s, 2007                                     253           277,737
U.S. Treasury Notes, 6.125s, 2007                                     795           919,622
U.S. Treasury Notes, 4.25s, 2010                                      521           613,313
U.S. Treasury Notes, 4s, 2012                                         309           321,541
                                                                            ---------------
                                                                            $     4,162,007
                                                                            ---------------
    Total U.S. Bonds                                                        $     5,612,785
                                                                            ---------------
MUNICIPAL BONDS -- 1.9%
Cleveland Ohio, 5.75s, 2012                              $            145   $       173,745
Lakeville Minnesota Independent
  School District, 4.5s, 2012                                         400           438,544
Metropolitan Transportation Authority
  New York, 5s, 2032                                                  200           208,402
New Jersey State Turnpike Authority
  Turnpike Revenue, 6s, 2013                                          430           523,043
Ocala Florida Capital Imports
  Revenue, 5.25s, 2013                                                135           157,550
University California Revenues, 5s, 2033                              170           177,067
                                                                            ---------------
    Total Municipal Bonds                                                   $     1,678,351
                                                                            ---------------
    Total Bonds (Identified Cost, $29,858,853)                              $    33,251,403
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 3.1%
Federal National Mortgage Assn.,
  due 7/01/03                                            $          1,921   $     1,921,000
Federal Home Loan Bank, due 7/01/03                                   897           897,000
                                                                            ---------------
    Total Short-Term Obligations,
      at Amortized Cost                                                     $     2,818,000
                                                                            ---------------
COLLATERAL FOR SECURITIES LOANED -- 3.4%
Navigator Securities Lending Prime Portfolio                      224,835   $       224,835
Credit Suisse First Boston Corp.
  1.3% 7/1/03                                                   2,880,225         2,880,225
                                                                            ---------------
    Total Collateral for Securities Loaned,
      at Amortized Cost                                                     $     3,105,060
                                                                            ---------------

PUT OPTIONS PURCHASED

                                                         PRINCIPAL AMOUNT
                                                           OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                              (000 OMITTED)
Euro/July/1.1516
  (Premiums Paid, $17,038)                               $          1,479   $        12,468
                                                                            ---------------
    Total Investments
      (Identified Cost, $86,950,797)                                        $    93,632,567
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES (3.3)%                                                        (3,029,833)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    90,602,734
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003

GOVERNMENT SECURITIES SERIES

BONDS -- 99.3%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. GOVERNMENT AGENCIES -- 68.3%
Aid To Lebanon, 7.62s, 2009                              $          6,171   $     7,181,437
Aid To Peru, 9.98s, 2008                                            3,002         3,587,826
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                                       8,623         9,506,858
Federal Home Loan Bank, 2.25s, 2006                                 5,695         5,772,720
Federal Home Loan Bank, 7.5s, 2027                                    525           558,785
Federal Home Loan Mortgage Corp.,
  2.875s, 2005                                                      5,097         5,247,565
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                                      11,674        12,311,646
Federal Home Loan Mortgage Corp.,
  2.75s, 2008                                                      20,500        20,673,122
Federal Home Loan Mortgage Corp.,
  6.5s, 2032                                                       23,910        24,881,893
Federal Home Loan Mortgage Corp.,
  7s, 2032                                                          3,828         4,012,776
Federal Home Loan Mortgage Corp.,
  5.5s, 2033, TBA                                                  37,574        38,759,911
Federal National Mortgage Assn.,
  5s, 2015,TBA                                                      3,000         3,098,436
Federal National Mortgage Assn.,
  5.409s, 2020                                                         12            12,481
Federal National Mortgage Assn.,
  5.5s, 2017-2018                                                  35,347        36,377,212
Federal National Mortgage Assn.,
  5.5s, 2033,TBA                                                   56,528        58,418,183
Federal National Mortgage Assn.,
  6s, 2008-2032                                                    73,317        79,321,369
Federal National Mortgage Assn.,
  6s, 2033,TBA                                                     87,934        91,368,878
Federal National Mortgage Assn.,
  6.5s, 2016-2032                                                 139,266       145,565,955
Federal National Mortgage Assn.,
  7.5s, 2017-2031                                                   8,974         9,542,041
Financing Corp., 9.8s, 2018                                         7,760        12,211,097
Financing Corp., 10.35s, 2018                                       3,535         5,795,516
Government National Mortgage Assn.,
  12.25s, 2015                                                          2             2,765
Government National Mortgage Assn.,
  7.5s, 2023                                                          299           319,826
Government National Mortgage Assn.,
  6.5s, 2024                                                           15            16,193
Government National Mortgage Assn.,
  7.5s, 2024                                                          503           537,630
Government National Mortgage Assn.,
  6.5s, 2026                                                          236           247,971
Government National Mortgage Assn.,
  6.5s, 2028                                                       11,569        12,163,330
Government National Mortgage Assn.,
  7.5s, 2030                                                        4,194         4,430,047
Resolution Funding Corp., 8.875s, 2020                              6,000         8,940,006
Small Business Administration, 8.4s, 2007                              83            87,422
Small Business Administration,
  9.65s, 2007                                                          44            47,574
Small Business Administration, 8.7s, 2009                             498           538,487
Small Business Administration,
  9.05s, 2009                                                          62            67,275
Small Business Administration,
  10.05s, 2009                                                         44            48,408
Small Business Administration,
  6.34s, 2021                                                       3,604         4,028,655
Small Business Administration,
  6.35s, 2021                                                       4,433         4,956,372
Small Business Administration,
  6.44s, 2021                                            $          4,547   $     5,104,210
Small Business Administration,
  6.625s, 2021                                                      4,677         5,289,020
Small Business Administration,
  6.07s, 2022                                                       3,820         4,224,411
Student Loan Marketing Assn.,
  5.25s, 2006                                                      27,640        30,220,774
Tennessee Valley Authority, 0s, 2042                               12,573         8,703,911
U.S. Department of Housing & Urban
  Development, 6.83s, 2003                                          8,025         8,063,769
U.S. Department of Housing & Urban
  Development, 6.36s, 2016                                          6,000         6,922,800
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                                          5,744         6,529,009
                                                                            ---------------
                                                                            $   685,695,572
                                                                            ---------------
U.S. TREASURY OBLIGATIONS -- 31.0%
Principal Stripped Payments, 0s, 2017                    $         18,000   $     9,761,724
U.S. Treasury Bonds, 12.375s, 2004                                 13,581        14,912,047
U.S. Treasury Bonds, 12s, 2013                                      8,630        12,541,478
U.S. Treasury Bonds, 7.25s, 2016                                    5,592         7,436,924
U.S. Treasury Bonds, 9.25s, 2016                                   14,925        22,852,160
U.S. Treasury Bonds, 0s, 2023                                      13,345         5,083,110
U.S. Treasury Bonds, 6.875s, 2025                                   3,901         5,139,872
U.S. Treasury Bonds, 5.25s, 2028                                    8,726         9,498,731
U.S. Treasury Bonds, 6.125s, 2029                                   4,217         5,152,811
U.S. Treasury Bonds, 6.25s, 2030                                   18,208        22,667,540
U.S. Treasury Bonds, 3.375s, 2032                                   2,859         3,461,430
U.S. Treasury Notes, 1.25s, 2005                                   44,703        44,676,804
U.S. Treasury Notes, 3s, 2007                                       8,349         8,611,860
U.S. Treasury Notes, 3.25s, 2007                                   15,700        16,385,038
U.S. Treasury Notes, 3.375s, 2007                                  17,796        19,542,233
U.S. Treasury Notes, 4.75s, 2008                                   21,650        24,000,216
U.S. Treasury Notes, 5s, 2011                                      46,981        52,734,340
U.S. Treasury Notes, 3.625s, 2013                                  26,792        27,001,299
                                                                            ---------------
                                                                            $   311,459,617
                                                                            ---------------
    Total Bonds (Identified Cost, $961,295,786)                             $   997,155,189
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 0.2%
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost                         $          2,149   $     2,149,000
                                                                            ---------------
REPURCHASE AGREEMENTS -- 20.0%
Goldman Sachs, Inc., dated 6/30/03,
  due 7/1/03, total to be received
  $100,317,344 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account)               $        100,314   $   100,314,000
Merrill Lynch, Inc., dated 6/30/03,
  due 7/1/03, total to be received
  $100,317,204 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account)                                                        100,314       100,314,000
                                                                            ---------------
    Total Repurchase Agreement, at Cost                                     $   200,628,000
                                                                            ---------------
    Total Investments
      (Identified Cost, $1,164,072,786)                                     $ 1,199,932,189
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (19.5%)                                                  (196,209,547)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $ 1,003,722,642
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
HIGH YIELD SERIES
BONDS -- 95.4%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
U.S. BONDS -- 86.7%
ADVERTISING & BROADCASTING -- 9.2%
Allbritton Communications Co.,
  7.75s, 2012                                            $          1,600   $     1,652,000
CBD Media LLC, 8.625s, 2011##                                         220           226,600
Chancellor Media Corp., 8s, 2008                                    2,705         3,144,562
Dex Media East LLC, 9.875s, 2009                                      985         1,098,275
DIRECTV Holdings LLC, 8.375s, 2013##                                2,065         2,302,475
Echostar DBS Corp., 10.375s, 2007                                   1,080         1,196,100
Echostar DBS Corp., 9.375s, 2009                                    1,850         1,972,562
Emmis Communications Corp.,
  8.125s, 2009                                                      1,115         1,167,962
Emmis Communications Corp.,
  0s to 2006, 12.5s to 2011                                         2,537         2,194,505
Entercom Radio LLC, 7.625s, 2014                                      475           517,750
Granite Broadcasting Corp.,
  10.375s, 2005                                                       494           492,765
Granite Broadcasting Corp., 8.875s, 2008                              240           234,600
Lamar Media Corp., 7.25s, 2013                                        540           572,400
Lamar Media Corp., 7.25s, 2013##                                      685           726,100
LIN Television Corp., 8s, 2008                                      1,240         1,329,900
LIN Television Corp., 6.5s, 2013                                      820           817,950
Muzak LLC/ Muzak Finance Corp.,
  10s, 2009##                                                       1,265         1,325,088
Panamsat Corp., 8.5s, 2012                                          1,695         1,834,838
Paxson Communications Corp.,
  10.75s, 2008                                                      1,065         1,144,875
Paxson Communications Corp.,
  0s to 2006, 12.25s to 2009                                        1,285         1,072,975
Pegasus Communications Corp.,
  12.5s, 2007                                                       1,250         1,150,000
Primedia, Inc.,, 8.875s, 2011                                       1,750         1,859,375
Radio One, Inc., 8.875s, 2011                                       2,490         2,739,000
RH Donnelley Finance Corp.,
  8.875s, 2010##                                                      350           386,750
RH Donnelley Finance Corp.,
  10.875s, 2012##                                                     575           669,875
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                      2,590         2,751,875
XM Satellite Radio, Inc.,
  0s to 2005, 14s to 2009                                           1,503         1,070,724
XM Satellite Radio, Inc., 12s, 2010##                                 360           356,400
Young Broadcasting, Inc., 8.5s, 2008                                1,750         1,872,500
                                                                            ---------------
                                                                            $    37,880,781
                                                                            ---------------
AEROSPACE -- 1.8%
Alliant Techsystems, Inc., 8.5s, 2011                    $          1,655   $     1,837,050
Argo-Tech Corp., 8.625s, 2007                                         275           255,750
Esterline Technologies Corp.,
  7.75s, 2013##                                                       440           451,000
Hexcel Corp., 9.875s, 2008##                                          235           258,500
Hexcel Corp., 9.75s, 2009                                           1,900         1,890,500
K & F Industries, Inc., 9.25s, 2007                                 1,610         1,678,425
K & F Industries, Inc., 9.625s, 2010                                  535           593,850
Titan Corp., 8s, 2011##                                               285           302,100
Vought Aircraft, Inc., 8s, 2011##                                     290           292,900
                                                                            ---------------
                                                                            $     7,560,075
                                                                            ---------------
AIRLINES -- 0.3%
Airplane Pass-Through Trust,
  10.875s, 2019+                                         $            691   $        13,828
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2019                                         1,294         1,252,920
                                                                            ---------------
                                                                            $     1,266,748
                                                                            ---------------
APPAREL & MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005**                  $            985   $       211,775
Westpoint Stevens, Inc., 7.875s, 2008**                               610           131,150
                                                                            ---------------
                                                                            $       342,925
                                                                            ---------------
AUTOMOTIVE -- 2.6%
Advanced Accessory Systems LLC,
  10.75s, 2011##                                         $            350   $       371,000
Arvinmeritor, Inc., 8.75s, 2012                                       780           873,600
Collins & Aikman Products Co.,
  10.75s, 2011                                                      1,700         1,496,000
Cummins Engine Co., Inc., 9.5s, 2010##                                555           629,925
Dana Corp., 10.125s, 2010                                             405           446,513
Dana Corp., 9s, 2011                                                  525           568,312
Dura Operating Corp., 9s, 2009                                        555           510,600
General Motors Corp., 7.125s, 2013                                    187           187,587
Metaldyne Corp., 11s, 2012                                            825           684,750
Navistar International Corp., 9.375s, 2006                            740           804,750
Tenneco Automotive, Inc., 11.625s, 2009                             1,005           889,425
Tenneco Automotive, Inc., 10.25s, 2013##                            1,200         1,215,000
TRW Automotive Acquisition Corp.,
  9.375s, 2013##                                                    1,130         1,226,050
TRW Automotive Acquisition Corp.,
  11s, 2013##                                                         480           523,200
Venture Holdings, 9.5s, 2005**                                        980           271,950
                                                                            ---------------
                                                                            $    10,698,662
                                                                            ---------------
BASIC INDUSTRY -- 0.4%
Foamex LP/ Capital Corp., 10.75s, 2009                   $            905   $       724,000
International Wire Group, Inc.,
  11.75s, 2005                                                        290           185,600
Thermadyne Holdings Corp.,
  12.5s, 2008**                                                     2,900               116
Trimas Corp., 9.875s, 2012##                                          590           604,750
                                                                            ---------------
                                                                            $     1,514,466
                                                                            ---------------
BROADCAST & CABLE TV -- 3.6%
Avalon Cable Holdings LLC,
  0s to 2003, 11.875s to 2008                            $          1,950   $     1,864,687
Charter Communications Holdings,
  8.25s, 2007                                                       3,430         2,641,100
CSC Holdings, Inc., 8.125s, 2009                                    3,215         3,323,525
Insight Midwest, 9.75s, 2009                                        2,440         2,580,300
Lenfest Communications, Inc.,
  10.5s, 2006                                                       1,345         1,593,825
Mediacom Broadband LLC, 11s, 2013                                   1,220         1,357,250
Mediacom LLC/Capital Corp., 9.5s, 2013                              1,455         1,538,663
                                                                            ---------------
                                                                            $    14,899,350
                                                                            ---------------
BUILDING -- 2.6%
American Standard, Inc., 7.375s, 2008                    $            210   $       232,050
American Standard, Inc., 7.625s, 2010                                 410           465,350
Atrium Cos, Inc., 10.5s, 2009                                       1,605         1,717,350
Formica Corp., 10.875s, 2009**                                      1,310           327,500
Integrated Electrical Services, Inc.,
  9.375s, 2009                                                        110           111,650
Interface, Inc., 10.375s, 2010                                      1,235         1,185,600
Nortek, Inc., 9.25s, 2007                                           1,955         2,013,650
Nortek, Inc., 8.875s, 2008                                            915           955,031
Texas Industries, Inc., 10.25s, 2011##                              1,140         1,185,600
Williams Scotsman, Inc., 9.875s, 2007                               2,415         2,366,700
                                                                            ---------------
                                                                            $    10,560,481
                                                                            ---------------
BUSINESS SERVICES -- 1.7%
General Binding Corp., 9.375s, 2008                      $          1,840   $     1,766,400
Iron Mountain, Inc., 8.625s, 2013                                   1,550         1,658,500
Iron Mountain, Inc., 7.75s, 2015                                      650           687,375

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)        VALUE
U.S BONDS -- continued
BUSINESS SERVICES -- continued
Lucent Technologies, Inc., 6.45s, 2029                   $          1,550   $     1,061,750
Xerox Corp., 7.625s, 2013                                           1,735         1,737,169
                                                                            ---------------
                                                                            $     6,911,194
                                                                            ---------------
CHEMICALS -- 2.9%
Compass Minerals Group, Inc., 10s, 2011                  $          1,530   $     1,713,600
Huntsman ICI Holdings, 0s, 2009                                       250            97,500
Huntsman ICI Holdings, 10.125s, 2009                                2,005         1,924,800
Huntsman International LLC,
  9.875s, 2009                                                        665           691,600
Johnson Diversey, Inc., 9.625s, 2012                                1,580         1,785,472
Lyondell Chemical Co., 9.625s, 2007                                   905           886,900
Lyondell Chemical Co., 9.875s, 2007                                   780           764,400
Lyondell Chemical Co., 9.5s, 2008                                     650           617,500
Macdermid, Inc., 9.125s, 2011                                       1,230         1,374,525
Noveon, Inc., 11s, 2011                                               785           890,975
Sovereign Specialty Chemicals,
  11.875s, 2010                                                     1,200         1,146,000
                                                                            ---------------
                                                                            $    11,893,272
                                                                            ---------------
CONGLOMERATES -- 0.5%
Rexnord Corp., 10.125s, 2012                             $            620   $       682,000
SPX Corp., 7.5s, 2013                                               1,160         1,255,700
                                                                            ---------------
                                                                            $     1,937,700
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 2.7%
American Safety Razor Co., 9.875s, 2005                  $          1,000   $       930,000
Jacuzzi Brands, Inc., 9.625s, 2010                                    360           360,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                        2,155         2,171,162
Remington Arms, Inc., 10.5s, 2011##                                 1,420         1,483,900
Samsonite Corp., 10.75s, 2008                                       1,175         1,201,438
Sealy Mattress, 9.875s, 2007                                        2,265         2,253,675
Simmons Co., 10.25s, 2009                                           2,360         2,525,200
                                                                            ---------------
                                                                            $    10,925,375
                                                                            ---------------
CONTAINERS -- 4.0%
Ball Corp., 7.75s, 2006                                  $          1,000   $     1,095,000
Ball Corp., 8.25s, 2008                                               825           866,250
Ball Corp., 6.875s, 2012                                            1,850         1,961,000
Graham Packaging Co., 8.75s, 2008##                                 1,100         1,094,500
Graphic Packaging Corp., 8.625s, 2012                               1,495         1,524,900
Huntsman Packaging Corp., 13s, 2010                                 1,630         1,532,200
Owens-Brockway Glass Container,
  8.75s, 2012                                                       1,285         1,394,225
Owens-Brockway Glass Container,
  8.25s, 2013##                                                     2,965         3,098,425
Plastipak Holdings, Inc., 10.75s, 2011                              1,755         1,877,850
Silgan Holdings, Inc., 9s, 2009                                     1,950         2,018,250
                                                                            ---------------
                                                                            $    16,462,600
                                                                            ---------------
CORPORATE ASSET-BACKED -- 2.4%
Anthracite CDO Ltd., 6s, 2037##                          $          1,300   $       965,352
Commercial Mortgage Acceptance Corp.,
  5.44s, 2030                                                       2,700         2,440,765
First Union Lehman Brothers Commercial,
  7s, 2014                                                            600           578,258
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                                         745           782,619
Morgan Stanley Capital I, Inc.,
  7.702s, 2039                                                      1,490         1,466,239
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                      1,000         1,013,941
Nationslink Funding Corp.,
  5s, 2031                                                          3,000         2,790,300
                                                                            ---------------
                                                                            $    10,037,474
                                                                            ---------------
DEFENSE ELECTRONICS -- 0.3%
L-3 Communications Corp., 8s, 2008                       $            800   $       832,000
L-3 Communications Corp., 7.625s, 2012                                290           319,000
                                                                            ---------------
                                                                            $     1,151,000
                                                                            ---------------
ENERGY -- INDEPENDENT -- 3.3%
Belden & Blake Corp., 9.875s, 2007                       $            755   $       713,475
Chesapeake Energy Corp.,
  8.125s, 2011##                                                    3,030         3,264,825
Encore Acquisition Co., 8.375s, 2012                                1,610         1,722,700
Magnum Hunter Resources, Inc.,
  9.6s, 2012                                                          820           902,000
Pioneer Natural Resources Co.,
  9.625s, 2010                                                        870         1,078,689
Pioneer Natural Resources Co.,
  7.5s, 2012                                                          975         1,116,595
Semco Energy, Inc., 7.125s, 2008##                                    145           151,525
Semco Energy, Inc., 7.75s, 2013##                                     145           154,425
Stone Energy Corp., 8.25s, 2011                                       570           601,350
Vintage Petroleum, Inc., 8.25s, 2012                                  975         1,072,500
Westport Resources Corp., 8.25s, 2011                               2,495         2,732,025
                                                                            ---------------
                                                                            $    13,510,109
                                                                            ---------------
ENTERTAINMENT -- 1.4%
AMC Entertainment, Inc., 9.5s, 2011                      $          2,495   $     2,582,325
Premier Parks, Inc., 9.75s, 2007                                      345           341,550
Regal Cinemas Corp., 9.375s, 2012                                   1,700         1,874,250
Six Flags, Inc., 9.75s, 2013##                                      1,190         1,178,100
                                                                            ---------------
                                                                            $     5,976,225
                                                                            ---------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 1.4%
Burns Philip Capital Property Ltd.,
  9.75s, 2012##                                          $          2,580   $     2,515,500
Dominos, Inc., 8.25s, 2011##                                          370           382,025
Merisant Co., 9.5s, 2013##                                            330           341,550
Michael Foods, Inc., 11.75s, 2011                                   2,250         2,587,500
                                                                            ---------------
                                                                            $     5,826,575
                                                                            ---------------
FOREST & PAPER PRODUCTS -- 3.4%
Buckeye Cellulose Corp., 8s, 2010                        $          2,195   $     2,052,325
Fibermark, Inc., 10.75s, 2011                                       1,100         1,100,000
Georgia Pacific Corp., 9.375s, 2013##                               3,635         4,007,587
Greif Brothers Corp., 8.875s, 2012                                  1,515         1,628,625
Jefferson Smurfit Corp., 8.25s, 2012                                1,695         1,817,888
Riverwood International Corp.,
  10.625s, 2007                                                     1,930         2,002,375
Riverwood International Corp.,
  10.875s, 2008                                                       540           553,500
Speciality Paperboard, Inc., 9.375s, 2006                             800           760,000
                                                                            ---------------
                                                                            $    13,922,300
                                                                            ---------------
GAMING & LODGING -- 9.2%
Ameristar Casinos, Inc., 10.75s, 2009                    $            910   $     1,031,712
Argosy Gaming Co., 10.75s, 2009                                     1,135         1,242,825
Argosy Gaming Co., 9s, 2011                                           530           572,400
Aztar Corp., 8.875s, 2007                                           1,365         1,424,719
Boyd Gaming Corp., 9.25s, 2009                                      1,400         1,554,000
CBRE Escrow, Inc., 9.75s, 2010##                                      220           231,275
Coast Hotels & Casinos, Inc., 9.5s, 2009                            2,925         3,129,750
Corrections Corp. of America,
  9.875s, 2009                                                      1,040         1,160,900
Corrections Corp. of America, 7.5s, 2011                              155           161,975
Forest City Enterprises, Inc., 7.625s, 2015                           800           839,000
Hilton Hotels Corp., 7.625s, 2012                                   2,925         3,202,875
Hollywood Park, Inc., 9.25s, 2007                                   1,585         1,561,225
Hollywood Park, Inc., 9.5s, 2007                                      330           327,525
Horseshoe Gaming LLC, 8.625s, 2009                                  1,680         1,780,800
Host Marriott LP, 9.5s, 2007                                           25            26,875
Host Marriott LP, 8.45s, 2008                                       3,180         3,283,350

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
GAMING & LODGING -- continued
Mandalay Resort Group, 9.375s, 2010                      $          1,245   $     1,406,850
MGM Grand, Inc., 9.75s, 2007                                          465           527,775
MGM Mirage, Inc., 8.5s, 2010                                        2,165         2,543,875
Park Place Entertainment Corp.,
  8.125s, 2011                                                      1,280         1,404,800
Starwood Hotels & Resorts, 7.375s, 2007                             1,100         1,157,750
Starwood Hotels & Resorts, 7.875s, 2012                             1,865         2,042,175
Station Casinos, Inc., 8.375s, 2008                                 1,765         1,906,200
Station Casinos, Inc., 8.875s, 2008                                 1,465         1,538,250
Vail Resorts, Inc., 8.75s, 2009                                     1,815         1,896,675
Venetian Casino Resort LLC, 11s, 2010                               1,670         1,882,925
                                                                            ---------------
                                                                            $    37,838,481
                                                                            ---------------
HOME CONSTRUCTION -- 0.7%
D.R. Horton Inc., 8s, 2009                               $          1,730   $     1,924,625
MMI Products, Inc., 11.25s, 2007                                    1,205           846,513
                                                                            ---------------
                                                                            $     2,771,138
                                                                            ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.7%
Willis Corroon Corp., 9s, 2009                           $          2,690   $     2,851,400
                                                                            ---------------
MACHINERY & TOOLS -- 3.9%
Agco Corp., 9.5s, 2008                                   $          2,375   $     2,565,000
Blount, Inc., 7s, 2005                                              1,685         1,634,450
Blount, Inc., 13s, 2009                                               185           157,250
Columbus McKinnon Corp., 8.5s, 2008                                   980           730,100
JLG Industries, Inc., 8.25s, 2008##                                   445           451,675
Joy Global, Inc., 8.75s, 2012                                       1,890         2,069,550
Manitowoc Co., Inc., 10.375s, 2011                                    810           996,922
Manitowoc Co., Inc., 10.5s, 2012                                      865           960,150
Motors & Gears, Inc., 10.75s, 2006                                  1,075           940,625
NMHG Holding Co., 10s, 2009                                           246           270,600
Terex Corp., 9.25s, 2011                                              400           430,000
Terex Corp., 10.375s, 2011                                          1,810         2,000,050
United Rentals, Inc., 10.75s, 2008                                  2,000         2,185,000
United Rentals, Inc., 9.25s, 2009                                     800           788,000
                                                                            ---------------
                                                                            $    16,179,372
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.8%
Alliance Imaging, Inc., 10.375s, 2011                    $          1,550   $     1,619,750
Beverly Enterprises, Inc., 9.625s, 2009                             1,875         1,809,375
Fisher Scientific International, Inc.,
  8.125s, 2012##                                                    2,020         2,161,400
HCA Healthcare Co., 7.875s, 2011                                    1,630         1,825,450
Insight Health Services Corp.,
  9.875s, 2011                                                        510           535,500
NDC Health Corp., 10.5s, 2012##                                       375           402,187
Omnicare, Inc., 6.125s, 2013                                          430           438,600
Prime Medical Services, Inc., 8.75s, 2008                             610           573,400
Tenet Healthcare Corp., 6.5s, 2012                                  1,180         1,094,450
Triad Hospital, Inc., 8.75s, 2009                                     985         1,047,794
                                                                            ---------------
                                                                            $    11,507,906
                                                                            ---------------
MEDICAL EQUIPMENT -- 0.3%
Alpharma, Inc., 8.625s, 2011##                           $          1,120   $     1,176,000
                                                                            ---------------
METALS & MINING -- 1.2%
Arch Western Finance LLC,
  6.75s, 2013##                                          $            970   $       994,250
Doe Run Resources Corp., 8.5s, 2008**                                 611           244,302
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049**                                                    1,275           994,500
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2049**                                                      255            15,938
P&L Coal Holdings Corp.,
  6.875s, 2013##                                                    1,795         1,880,262
U.S. Steel Corp., 9.75s, 2010                                         970           984,550
                                                                            ---------------
                                                                            $     5,113,802
                                                                            ---------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
Amerigas Partners LLP, 8.875s, 2011                      $          1,070   $     1,166,300
                                                                            ---------------
NATURAL GAS -- PIPELINE -- 3.5%
ANR Pipeline Co., 8.875s, 2010##                         $            370   $       404,225
ANR Pipeline Co., 9.625s, 2021                                      1,800         2,124,000
Dynegy, Inc., 6.875s, 2011                                          1,640         1,377,600
El Paso Energy Corp., 7.75s, 2013##                                 1,205         1,201,987
Northwest Pipeline Corp., 8.125s, 2010                                310           333,250
Plains All American Pipeline LP,
  7.75s, 2012                                                       1,710         1,915,200
Southern Natural Gas Co.,
  8.875s, 2010##                                                    1,320         1,438,800
Williams Cos., Inc., 8.625s, 2010                                     555           579,975
Williams Cos., Inc., 7.125s, 2011                                   5,000         4,875,000
                                                                            ---------------
                                                                            $    14,250,037
                                                                            ---------------
OIL SERVICES -- 2.0%
Dresser, Inc., 9.375s, 2011                              $          2,340   $     2,410,200
Grant Prideco, Inc., 9s, 2009                                         135           149,850
Gulfmark Offshore, Inc., 8.75s, 2008                                1,795         1,862,313
Hanover Equipment Trust, 8.75s, 2011                                1,800         1,890,000
Houston Exploration Co., 7s, 2013##                                   550           567,875
SESI LLC, 8.875s, 2011                                              1,190         1,279,250
                                                                            ---------------
                                                                            $     8,159,488
                                                                            ---------------
OILS -- 0.6%
Citgo Petroleum Corp., 11.375s, 2011##                   $          1,055   $     1,176,325
Tesoro Petroleum Corp., 8s, 2008                                      400           410,000
Tesoro Petroleum Corp., 9s, 2008##                                    755           683,275
Tesoro Petroleum Corp., 9.625s, 2012                                  435           398,025
                                                                            ---------------
                                                                            $     2,667,625
                                                                            ---------------
PC & PERIPHERAL -- 0.6%
Unisys Corp., 8.125s, 2006                               $          1,580   $     1,690,600
Unisys Corp., 7.875s, 2008                                            830           856,975
                                                                            $     2,547,575
POLLUTION CONTROL -- 1.5%
Allied Waste North America, Inc.,
  7.625s, 2006                                           $          2,990   $     3,098,387
Allied Waste North America, Inc.,
  8.875s, 2008                                                      1,135         1,231,475
Allied Waste North America, Inc.,
  10s, 2009                                                         1,130         1,200,625
Allied Waste North America, Inc.,
  7.875s, 2013                                                        570           596,363
                                                                            ---------------
                                                                            $     6,126,850
                                                                            ---------------
PRINTING & PUBLISHING -- 1.6%
American Media Operations, Inc.,
  10.25s, 2009                                           $          1,895   $     2,046,600
Hollinger International Publishing, Inc.,
  9s, 2010                                                          1,230         1,316,100
Hollinger International Publishing, Inc.,
  11.875s, 2011##                                                     595           660,450
Houghton Mifflin Co., 8.25s, 2011##                                   305           321,775
Houghton Mifflin Co., 9.875s, 2013##                                  110           119,350
Mail-Well Corp., 9.625s, 2012                                       1,720         1,810,300
Transwestern Publishing Co.,
  9.625s, 2007                                                        425           443,063
                                                                            ---------------
                                                                            $     6,717,638
                                                                            ---------------
RAILROADS & SHIPPING -- 0.4%
Kansas City Southern Railway Co.,
  7.5s, 2009                                             $          1,795   $     1,860,069
                                                                            ---------------
STEEL -- 0.8%
AK Steel Corp., 7.75s, 2012                              $            285   $       236,550
Commonwealth Aluminum Corp.,
  10.75s, 2006                                                      1,405         1,412,025

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
STEEL -- continued
Jorgensen (Earle M) Co., 9.75s, 2012                     $          1,060   $     1,123,600
WCI Steel, Inc., 10s, 2004                                          1,975           612,250
                                                                            ---------------
                                                                            $     3,384,425
                                                                            ---------------
STORES -- 3.3%
Cole National Group, Inc., 8.625s, 2007                  $          1,135   $     1,100,950
Cole National Group, Inc., 8.875s, 2012                             1,645         1,583,312
Dollar General Corp., 8.625s, 2010                                  1,375         1,521,094
Finlay Enterprises, Inc., 9s, 2008                                    450           454,500
Finlay Fine Jewelry Corp., 8.375s, 2008                             1,805         1,868,175
J.Crew Operating Corp., 10.375s, 2007                               1,370         1,328,900
Oxford Industries, Inc., 8.875s, 2011##                               725           761,250
PCA LLC, 11.875s, 2009                                              1,290         1,406,100
Rite Aid Corp., 12.5s, 2006                                           955         1,069,600
Rite Aid Corp., 8.125s, 2010##                                      1,180         1,221,300
Rite Aid Corp., 9.5s, 2011##                                          550           591,250
Rite Aid Corp., 9.25s, 2013##                                         580           574,200
                                                                            ---------------
                                                                            $    13,480,631
                                                                            ---------------
SUPERMARKETS -- 0.8%
Fleming Cos., Inc., 10.125s, 2008**                      $          1,420   $       213,000
Fleming Cos., Inc., 9.25s, 2010**                                     385            57,750
Roundys, Inc., 8.875s, 2012                                         1,685         1,760,825
Southland Corp., 5s, 2003                                           1,330         1,330,000
                                                                            ---------------
                                                                            $     3,361,575
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE -- 1.4%
Qwest Services Corp., 13.5s, 2010##                      $          3,900   $     4,407,000
Time Warner Telecom, Inc.,
  10.125s, 2011                                                     1,400         1,351,000
                                                                            ---------------
                                                                            $     5,758,000
                                                                            ---------------
UTILITIES -- ELECTRIC POWER -- 4.0%
AES Corp., 8.875s, 2011                                  $          1,330   $     1,300,075
AES Corp., 8.75s, 2013##                                            2,175         2,262,000
AES Corp., 9s, 2015##                                               1,175         1,227,875
Aquila, Inc., 8.194s, 2006                                          1,000         1,005,000
Calpine Corp., 8.5s, 2011                                           1,455         1,091,250
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                                    2,271         2,612,204
CMS Energy Corp., 8.5s, 2011                                        1,000         1,043,750
Illinois Power Co., 11.5s, 2010##                                     690           788,325
PG & E Corp., 6.875s, 2008##                                          290           300,875
Reliant Resources, Inc., 9.25s, 2010                                  785           788,925
Reliant Resources, Inc., 9.5s, 2013##                                 925           935,407
Teco Energy, Inc., 10.5s, 2007                                        725           827,406
Teco Energy, Inc., 7.5s, 2010                                         325           334,750
TXU Corp., 6.375s, 2006                                             1,920         2,042,400
                                                                            ---------------
                                                                            $    16,560,242
                                                                            ---------------
WIRELESS COMMUNICATION -- 2.5%
Alamosa Holdings, Inc.,
  0s to 2005, 12.875s to 2010                            $          2,175   $     1,261,500
Alamosa Holdings, Inc., 12.5s, 2011                                   180           147,600
American Tower Corp., 0s, 2008                                        695           448,275
Centennial Cellular Operating Co.,
  10.125s, 2013##                                                   1,240         1,227,600
Nextel Communications, Inc.,
  0s to 2004, 12.25s to 2008                                        2,205         2,304,225
Nextel Communications, Inc.,
  8.125s, 2011##                                                      260           259,350
Rural Cellular Corp., 9.75s, 2010                                   1,225         1,084,125
Triton PCS, Inc., 8.75s, 2011                                       2,325         2,319,187
Triton PCS, Inc., 8.5s, 2013##                                      1,040         1,118,000
                                                                            ---------------
                                                                            $    10,169,862
                                                                            ---------------
    Total U.S. Bonds                                                        $   356,925,728
                                                                            ---------------
FOREIGN BONDS -- 8.7%
CANADA -- 1.9%
Abitibi Consolidated, Inc.,
  8.55s, 2010 (Forest & Paper Products)                  $          1,135   $     1,271,380
Acetex Corp., 10.875s, 2009 (Chemicals)                             1,465         1,627,981
Canwest Media, Inc., 10.625s, 2011
  (Advertising & Broadcasting)                                        320           364,800
Norske Skog Ltd., 8.625s, 2011
  (Forest & Paper Products)##                                       1,735         1,813,075
Quebecor Media, Inc., 11.125s, 2011
  (Advertising & Broadcasting)                                      1,420         1,625,900
Russel Metals, Inc., 10s, 2009
  (Metals & Mining)                                                   870           935,250
                                                                            ---------------
                                                                            $     7,638,386
                                                                            ---------------
FRANCE -- 1.8%
Crown Cork & Seal, 9.5s, 2011
  (Containers)##                                         $          2,045   $     2,208,600
Crown Cork & Seal, 10.25s, 2011
  (Containers)##                                         EUR          345           420,647
Crown Cork & Seal, 10.875s, 2013
  (Containers)##                                         $          2,380         2,594,200
Rhodia S.A., 8.875s, 2011 (Chemicals)##                             1,345         1,392,075
Vivendi Universal SA, 9.25s, 2010
  (Advertising & Broadcasting)##                                      845           961,187
                                                                            ---------------
                                                                            $     7,576,709
                                                                            ---------------
GERMANY -- 0.3%
Kronos International, Inc., 8.875s, 2009
  (Chemicals)                                            EUR           70   $        84,543
Messer Grieshiem, 10.375s, 2011
  (Chemicals)                                                         745           959,769
                                                                            ---------------
                                                                            $     1,044,312
                                                                            ---------------
IRELAND -- 0.5%
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                              $          1,860   $     2,055,300
                                                                            ---------------
LUXEMBOURG -- 1.2%
Tyco International Group SA, 6.75s, 2011
  (Conglomerates)                                        $          2,900   $     3,074,000
Tyco International Group SA, 7s, 2028
  (Conglomerates)                                                   1,745         1,762,450
                                                                            ---------------
                                                                            $     4,836,450
                                                                            ---------------
MEXICO -- 0.7%
Corparacion Durango SA, 13.75s, 2009
  (Forest & Paper Products)**##                          $          1,800   $       945,000
Pemex Project Funding Master Trust,
  9.125s, 2010 (Quasi-Government)                                     807           976,470
United Mexican States, 8.125s, 2019                                   866           987,240
                                                                            ---------------
                                                                            $     2,908,710
                                                                            ---------------
NETHERLANDS -- 0.7%
Kappa Beheer B.V., 10.625s, 2009
  (Forest & Paper Products)                              $          2,415   $     2,587,069
Yell Finance B.V., 10.75s, 2011
  (Printing & Publishing)                                             410           472,525
                                                                            ---------------
                                                                            $     3,059,594
                                                                            ---------------
NORWAY -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                         $            640   $       532,000
                                                                            ---------------
RUSSIA -- 0.2%
Gazpromoao, 9.625s,
  2013 (Utilities -- Gas)##                              $            590   $       650,475
                                                                            ---------------
SINGAPORE -- 0.9%
Flextronics International Ltd.,
  9.875s, 2010 (Electronics)                             $          1,610   $     1,762,950
Flextronics International Ltd.,
  6.5s, 2013 (Electronics)##                                        2,125         2,045,312
                                                                            ---------------
                                                                            $     3,808,262
                                                                            ---------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
SWEDEN -- 0.1%
Stena AB, 9.625s, 2012
  (Transportation -- Services)                           $            275   $       302,156
                                                                            ---------------
UNITED KINGDOM -- 0.3%
Energis PLC, 9.75s, 2009
  (Telecommunications -- Wireline)**                     $            620   $        12,400
Global Tele Systems Ltd., 10.875s, 2008
  (Telecommunications -- Wireline)**                                  200                20
Premier International Foods PLC,
  12s, 2009 (Food & Non Alcoholic
  Beverage Products)                                                  400           448,000
Telewest Communications PLC,
  9.625s, 2006 (Broadcast & Cable TV)**                               440           159,500
Telewest Communications PLC,
  11s, 2007 (Broadcast & Cable TV)**                                  755           273,687
Telewest Communications PLC,
  0s to 2004, 9.25s to 2009 (Broadcast &
  Cable TV)**                                                         850           259,250
Telewest Communications PLC,
  0s to 2005, 11.375s to 2010
  (Broadcast & Cable TV)**                                            415           121,388
                                                                            ---------------
                                                                            $     1,274,245
                                                                            ---------------
    Total Foreign Bonds                                                     $    35,686,599
                                                                            ---------------
    Total Bonds (Identified Cost, $384,059,642)                             $   392,612,327
                                                                            ---------------

STOCKS -- 1.1%

                                                              SHARES
U.S. STOCKS -- 0.8%
APPAREL & MANUFACTURERS -- 0.1%
Sind Holdings, Inc.*                                                3,355   $       218,075
                                                                            ---------------
AUTOMOTIVE -- 0.1%
Hayes Lemmerz International, Inc.*                                 46,631   $       538,588
Oxford Automotive, Inc.*                                               21             4,673
                                                                            ---------------
                                                                            $       543,261
                                                                            ---------------
BASIC INDUSTRY
Thermadyne Holdings Corp.*                                          6,890   $        86,125
BROADCAST & CABLE TV -- 0.4%
NTL, Inc.*                                                         24,647   $       840,955
Sirius Satellite Radio, Inc.*                                     524,213           885,920
                                                                            ---------------
                                                                            $     1,726,875
                                                                            ---------------
CHEMICALS
Sterling Chemicals, Inc.*                                           1,851   $        27,765
                                                                            ---------------
MACHINERY & TOOLS
IKS Corp.*                                                          7,360   $         9,936
                                                                            ---------------
METALS & MINING -- 0.1%
Metal Management, Inc.*                                            26,627   $       473,162
                                                                            ---------------
SPECIAL PRODUCTS & SERVICES
Ranger Industries, Inc.*                                              788   $            71
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE
XO Communications, Inc.*                                              651   $         4,720
                                                                            ---------------
UTILITIES -- TELEPHONE -- 0.1%
ITC Deltacom, Inc.*                                                48,631   $       143,461
                                                                            ---------------
    Total U.S. Stocks                                                       $     3,233,451
                                                                            ---------------
FOREIGN STOCKS -- 0.3%
NETHERLANDS -- 0.1%
Completel Europe N.V
  (Telecommunications -- Wireline)*                                 9,450   $       141,200
Completel Europe N.V. Preferred,
  0s to 2004, thereafter 11s,
  (Telecommunications -- Wireline)*                      EUR           93           187,203
Versatel Telecom International N.V.
  (Telecommunications -- Wireline)*                                20,520            26,671
                                                                            ---------------
                                                                            $       355,074
                                                                            ---------------
SWEDEN -- 0.2%
Song Networks Holding AB,
  (Telephone Services)*                                                77   $             4
Song Networks Holding AB,
  (Telephone Services)                                            134,897           632,709
Song Networks Holding AB Preferred, 0s
  (Telephone Services)*                                            14,580            20,060
                                                                            ---------------
                                                                            $       652,773
                                                                            ---------------
UNITED KINGDOM
Colt Telecom Group PLC, ADR
  (Telephone Services)*                                             3,639   $        15,029
Jazztel PLC,
  (Telecommunications -- Wireline)*                               625,783           187,150
                                                                            ---------------
                                                                            $       202,179
                                                                            ---------------
    Total Foreign Stocks                                                    $     1,210,026
                                                                            ---------------
    Total Stocks (Identified Cost, $17,291,931)                             $     4,443,477
                                                                            ---------------
PREFERRED STOCKS -- 1.1%
AUTOMOTIVE
Hayes Lemmerz International, Inc., 8s**                               155   $        11,935
                                                                            ---------------
BROADCAST & CABLE TV -- 0.6%
CSC Holdings, Inc., 11.125s                                        22,533   $     2,309,632
NTL, Inc., 10.5s**                                                     40               120
                                                                            ---------------
                                                                            $     2,309,752
                                                                            ---------------
PRINTING & PUBLISHING -- 0.5%
Primedia, Inc., 8.625s                                             20,165   $     1,835,015
Primedia, Inc., 10s                                                 4,000           392,000
                                                                            ---------------
                                                                            $     2,227,015
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE
Global Crossings Holdings Ltd., 10.5s**                            12,893   $         6,447
                                                                            ---------------
    Total Preferred Stocks
      (Identified Cost, $5,114,267)                                         $     4,555,149
                                                                            ---------------

CONVERTIBLE BOND -- 0.0%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
UNITED KINGDOM
Jazztel PLC, 12s, 2012
  (Telecommunications -- Wireline)
  (Identified Cost $208,697)                             $            127   $        60,726
                                                                            ---------------

WARRANTS

                                                              SHARES
Doe Run Resources Corp.
  (Metals & Mining)*                                                    2   $             0
GT Group Telecom, Inc.
  (Telephone Services)*                                             2,900             1,088
Loral Orion Network Systems, Inc.
  (Business Services)*                                              1,000               275
Loral Orion Network Systems, Inc.
  (Business Services)*                                              1,100               259
Metronet Communications Corp.
  (Broadcast & Cable TV)*##                                           650                 7
Ono Finance PLC
  (Broadcast & Cable TV)*                                           3,185                32
Ono Finance PLC
  (Broadcast & Cable TV)*                                             750                 7
Pliant Corp. (Containers)*##                                          660               330
Sterling Chemicals, Inc. (Chemicals)*                               2,691                27
Thermadyne Holdings Corp.
  (Basic Industry)*                                                10,899             7,302
Thermadyne Holdings Corp.
  (Basic Industry)*                                                 6,594             4,418

ISSUER                                                             SHARES             VALUE
WARRANTS -- continued
XM Satellite Radio, Inc.
  (Broadcast & Cable TV)*                                           1,030   $         5,665
XO Communications, Inc.
  (Telecommunications -- Wireline)*                                 1,302             3,385
XO Communications, Inc.
  (Telecommunications -- Wireline)*                                   976             1,562
XO Communications, Inc.
  (Telecommunications -- Wireline)*                                   976               537
                                                                            ---------------
    Total Warrants (Identified Cost, $1,135,055)                            $        24,894
                                                                            ---------------

SHORT-TERM OBLIGATIONS -- 1.2%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
Citigroup, Inc., due 7/01/03                             $          1,801   $     1,801,000
Edison Asset Securitization LLC,
  due 7/01/03                                                       1,570         1,570,000
Federal National Mortgage Assn.,
  due 7/01/03                                                       1,635         1,635,000
                                                                            ---------------
    Total Short-Term Obligations, at Amortized Cost                         $     5,006,000
                                                                            ---------------
    Total Investments
      (Identified Cost, $412,815,592)                                       $   406,702,573
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.2%                                                        5,038,196
                                                                            ---------------
    Net Assets -- 100.0%                                                    $   411,740,769
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
INTERNATIONAL VALUE SERIES
STOCK -- 96.5%

ISSUER                                                             SHARES             VALUE
FOREIGN STOCKS -- 96.5%
AUSTRALIA -- 2.8%
APN News & Media Ltd. (Printing &
  Publishing)*                                                     82,200   $       193,176
Australia & New Zealand Banking
  Group Ltd. (Banks & Credit Cos.)*                                43,983           549,598
John Fairfax Holdings Ltd. (Printing &
  Publishing)                                                     100,550           194,441
QBE Insurance Group Ltd. (Insurance)*                              89,712           561,410
                                                                            ---------------
                                                                            $     1,498,625
                                                                            ---------------
AUSTRIA -- 0.5%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                               2,790   $       246,948
                                                                            ---------------
BELGIUM -- 0.8%
Fortis (Banks & Credit Cos.)                                       26,140   $       451,013
                                                                            ---------------
BRAZIL -- 0.3%
Companhia Siderurgica National S.A.
  (Steel)                                                           6,510   $       161,513
                                                                            ---------------
CANADA -- 2.1%
Canadian National Railway Co.
  (Railroad & Shipping)                                             8,292   $       400,172
Encana Corp. (Natural Gas -- Pipeline)                              6,390           243,675
Manulife Financial Corp. (Insurance)                                7,410           208,732
Talisman Energy, Inc. (Energy --
  Independent)                                                      6,200           284,270
Toronto Dominion Bank (Banks &
  Credit Cos.)                                                        103             2,838
                                                                            ---------------
                                                                            $     1,139,687
                                                                            ---------------
CHINA -- 0.7%
China Oilfield Services, Ltd.
  (Oil Services)                                                  710,000   $       159,333
Huaneng Power International, Inc.
  (Energy)                                                        196,000           223,694
                                                                            ---------------
                                                                            $       383,027
                                                                            ---------------
DENMARK -- 1.8%
Danske Bank (Banks & Credit Cos.)                                  51,200   $       998,576
                                                                            ---------------
FINLAND -- 0.4%
Fortum Oyj (Energy -- Independent)                                 27,700   $       222,396
                                                                            ---------------
FRANCE -- 10.3%
Aventis S.A. (Medical Equipment)                                   12,070   $       665,159
Carrefour S.A. (Stores)                                             6,750           331,376
France Telecom S.A. (Telephone
  Services)                                                        26,740           656,984
Generale de Sante (Medical & Health
  Technology Services)*                                            26,900           320,247
Sanofi-Synthelabo S.A. (Medical
  Equipment)                                                        6,625           388,641
Schneider Electric S.A. (Machinery &
  Tools)                                                            7,459           351,254
Societe Television Francaise 1
  (Telecommunications -- Wireline)                                  9,366           288,723
Suez S.A. (Water)                                                  34,200           545,232
Total Fina S.A., ADR (Energy -- Integrated)                        27,220         2,063,276
                                                                            ---------------
                                                                            $     5,610,892
                                                                            ---------------
GERMANY -- 5.1%
Bayerische Motoren Werke AG
  (Automotive)                                                     18,570   $       715,565
Celanese AG (Chemicals)                                             9,460           230,467
Deutsche Post AG (Transportation
  Services)                                                        14,700           216,262
Fresenius Medical Care AG (Medical &
  Health Technology Services)                                       3,740           135,511
Linde AG (Specialty Chemicals)                                      9,850           365,278
Porsche AG (Automotive)                                             1,314           557,717

ISSUER                                                             SHARES             VALUE
FOREIGN STOCKS -- continued
GERMANY -- continued
Schering AG (Biotechnology)                                        10,940   $       535,816
                                                                            ---------------
                                                                            $     2,756,616
                                                                            ---------------
GREECE -- 0.8%
Cosmote Mobile Communications S.A.
  (Telephone Services)                                             28,800   $       308,083
Greek Organization of Football Prognostics
  (Entertainment)                                                  13,200           134,828
                                                                            ---------------
                                                                            $       442,911
                                                                            ---------------
HONG KONG -- 0.8%
Esprit Holdings Ltd. (Consumer Goods &
  Services)                                                         2,000   $         4,899
Hong Kong Electric Holdings Ltd. (Utilities --
  Electric Power)                                                 107,580           420,765
                                                                            ---------------
                                                                            $       425,664
                                                                            ---------------
INDONESIA -- 0.2%
PT Bank Mandiri (Banks & Credit Cos.)*                          1,001,500   $        88,011
                                                                            ---------------
IRELAND -- 3.6%
Anglo Irish Bank Corp., PLC (Banks &
  Credit Cos.)*                                                    21,200   $       185,720
Bank of Ireland (Banks & Credit Cos.)                              82,230           994,089
Depfa Bank PLC (Banks & Credit Cos.)                                4,700           366,269
Irish Life & Permanent PLC (Finance
  Cos. -- Captive)                                                 38,560           416,924
                                                                            ---------------
                                                                            $     1,963,002
                                                                            ---------------
ITALY -- 2.2%
Merloni Elettrodomestici S.p.A
  (Consumer Goods & Services)                                      16,060   $       237,932
Snam Rete Gas S.p.A. (Natural
  Gas -- Pipeline)                                                139,510           548,812
Telecom Italia Mobile S.p.A. (Wireless
  Communications)                                                  88,700           437,697
                                                                            ---------------
                                                                            $     1,224,441
                                                                            ---------------
JAPAN -- 10.9%
Aeon Credit Service Co., Ltd. (Banks &
  Credit Cos.)                                                     11,200   $       355,096
Brother Industries, Ltd. (Apparel
  Manufacturers)                                                   74,000           512,453
Canon, Inc. (PC & Peripheral)                                      14,000           643,611
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                                 8,700            99,010
Credit Saison Co., Ltd. (Banks &
  Credit Cos.)                                                     20,200           331,849
East Japan Railway Co. (Transportation
  Services)                                                            25           111,385
Fast Retailing Co. (Apparel
  Manufacturers)                                                    9,100           281,682
Honda Motor Co., Ltd. (Automotive)                                 24,200           918,693
KDDI Corp. (Telecommunications)                                       170           659,547
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone)                                             50           196,487
Nissin Food Products Co., Ltd. (Food &
  Non-Alcoholic Beverages)                                         10,200           213,183
Shiseido Co., Ltd. (Consumer Goods &
  Services)                                                        24,000           233,682
Takeda Chemical Industries, Ltd.
  (Chemicals)                                                       5,000           184,807
Tokyo Broadcasting System, Inc.
  (Advertising & Broadcasting)                                     23,000           280,748
Tokyo Gas Co., Ltd. (Gas)                                         237,000           682,199
UNI-Charm Corp. (Consumer Goods &
  Services)                                                         5,800           251,153
                                                                            ---------------
                                                                            $     5,955,585
                                                                            ---------------
LUXEMBOURG -- 0.2%
Tenaris S.A., ADR (Steel)                                           3,900   $        99,450
                                                                            ---------------
MEXICO -- 0.5%
Grupo Modelo S.A. de C.V. (Alcoholic
  Beverages)                                                       48,560   $       110,601
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                              5,800           182,236
                                                                            ---------------
                                                                            $       292,837
                                                                            ---------------
NETHERLANDS -- 4.4%
Akzo Nobel N.V. (Specialty Chemicals)                              12,310   $       326,803
Euronext N.V. (Business Services)                                  14,370           356,863
Fugro N.V. (Oil Services)*                                          6,680           276,612
Koninklijke KPN N.V. (Utilities --
  Telephone)                                                       47,750           338,884
Koninklijke Philips Electronics N.V
  (Electronics)                                                    21,537           410,240
Unilever N.V. (Consumer Goods &
  Services)                                                         3,040           163,369
VNU N.V. (Advertising & Broadcasting)*                             17,121           528,375
                                                                            ---------------
                                                                            $     2,401,146
                                                                            ---------------
NEW ZEALAND -- 0.7%
Telecom Corp. of New Zealand, Ltd.
  (Telecommunications-- Wireline)*                                119,911   $       368,675
                                                                            ---------------
NORWAY -- 1.5%
DNB Holding ASA (Banks & Credit Cos.)                              77,160   $       380,791
Storebrand ASA (Insurance)                                        102,950           413,875
                                                                            ---------------
                                                                            $       794,666
                                                                            ---------------
SINGAPORE -- 1.4%
Singapore Post Ltd. (Printing &
  Publishing)*                                                    283,000   $       109,294
Singapore Press Holdings Ltd.
  (Advertising & Broadcasting)                                     16,000           166,293
Singapore Telecommunications Ltd.
  (Telecommunications)                                            356,000           305,302
United Overseas Bank Ltd. (Banks &
  Credit Cos.)                                                     29,000           204,231
                                                                            ---------------
                                                                            $       785,120
                                                                            ---------------
SOUTH KOREA -- 1.1%
Hyundai Motor Co., Ltd. (Automotive)                                8,870   $       234,652
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco)*##                                                     46,930           386,990
                                                                            ---------------
                                                                            $       621,642
                                                                            ---------------
SPAIN -- 5.1%
Acciona S. A. (Engineering -- Construction)                         3,370   $       160,868
Altadis S.A. (Tobacco)                                             22,480           577,142
Cortefiel S.A. (Stores)                                            36,400           251,215
Enagas S.A. (Natural Gas -- Pipeline)                               5,400            46,274
Iberdrola S.A. (Utilities -- Electric Power)                       39,800           690,362
Telefonica S.A.
  (Telecommunications -- Wireline)                                 88,331         1,027,204
                                                                            ---------------
                                                                            $     2,753,065
                                                                            ---------------
SWEDEN -- 1.4%
Autoliv Inc. (Automotive)                                           8,500   $       229,106
Swedish Match AB (Tobacco)                                         71,400           540,287
                                                                            ---------------
                                                                            $       769,393
                                                                            ---------------
SWITZERLAND -- 11.1%
Converium Holding AG (Insurance)                                   10,350   $       478,599
Givaudan S.A. (Consumer Goods &
  Services)                                                           970           409,071
Nestle S.A. (Food & Non-Alcoholic
  Beverages)                                                        6,129         1,267,428
Novartis AG (Biotechnology)                                        36,590         1,451,039
Syngenta AG (Chemicals)                                            23,937         1,202,517

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
SWITZERLAND  continued
Synthes-Stratec, Inc. (Medical
  Equipment)                                                          415           298,753
UBS AG (Banks & Credit Cos.)                                       16,933   $       943,994
                                                                            ---------------
                                                                            $     6,051,401
                                                                            ---------------
UNITED KINGDOM -- 25.8%
Amlin PLC (Insurance)                                              80,820   $       174,331
AstraZeneca PLC (Biotechnology)                                    17,530           704,101
Aviva PLC (Insurance)*                                             50,490           351,137
Benfield Group PLC (Insurance)*                                    63,120           294,214
BG Group PLC (Steel)                                               34,060           151,159
BP Amoco PLC, ADR (Energy -- Integrated)                           40,836         1,715,929
Cadbury Schweppes PLC (Food and
  Non-Alcoholic Beverages)*                                        57,000           337,291
Close Brothers Group PLC (Banks &
  Credit Cos.)                                                     31,080           336,488
Diageo PLC (Alcoholic Beverages)*                                 122,458         1,309,599
EasyJet PLC (Airlines)                                             93,270           354,582
Hiscox PLC (Insurance)                                             64,250           173,104
HSBC Holdings PLC (Insurance)*                                     26,180           309,834
Imperial Tobacco Group PLC (Tobacco)*                              36,320           650,161
Intertek Testing Servicing PLC (Special
  Products & Services)                                             18,830           135,234
Johnston Press PLC (Printing &
  Publishing)                                                      62,120           444,730
Kingfisher PLC (Home Construction)*                                82,268           377,007
Legal & General Group PLC (Insurance)*                            190,000           263,803
Lloyds TSB Group PLC (Banks &
  Credit Cos.)*                                                    26,430           187,960
Next PLC (General Merchandise)                                     19,800           335,947
Reckitt Benckiser PLC (Consumer
  Goods & Services)*                                               48,840           897,692
Reed Elsevier PLC (Publishing)                                    101,930           849,561
Rio Tinto PLC (Metals & Mining)*                                   14,440           272,094
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                           52,471         1,474,399
SSL International PLC (Medical Supplies)                           35,130           170,134
Unilever PLC (Consumer Products)                                   86,830           692,491
Vodafone Group PLC (Utilities --
  Telephone)*                                                     343,753           673,305
Wellington Underwriting PLC (Insurance)                            46,730            79,287
Willis Group Holdings Ltd. (Insurance)                              6,670           205,102
WPP Group PLC (Advertising)                                        17,820           139,910
                                                                            $    14,060,586
                                                                            ---------------
    Total Foreign Stocks                                                    $    52,566,888
                                                                            ---------------
    Total Stocks
      (Identified Cost, $48,273,176)                                        $    52,566,888
                                                                            ---------------

SHORT-TERM OBLIGATIONS -- 3.5%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
Federal National Mortgage Association,
  due 7/01/03, at Amortized Cost                         $          1,908   $     1,908,000
COLLATERAL FOR SECURITIES LOANED -- 7.8%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                             4,282,733         4,282,733
    Total Investments
      (Identified Cost, $54,463,909)                                        $    58,757,621
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (7.8%)                                                     (4,262,239)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    54,495,382
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MONEY MARKET SERIES
COMMERCIAL PAPER -- 88.5%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)         VALUE
Abbey National North America LLC,
  due 7/01/03                                            $         24,233   $    24,233,000
American Express Credit Corp.,
  due 7/11/03                                                      27,000        26,990,775
Archer Daniels Midland Co., due
  10/31/03 - 11/04/03                                              25,400        25,293,404
Bank of America Corp., due 7/10/03                                 16,300        16,294,988
Citibank Credit Card Issuance Trust,
  due 7/08/03 - 8/08/03                                            24,100        24,089,964
Citigroup, Inc., due 7/24/03                                       28,000        27,977,460
Coca-Cola Co., due 7/18/03                                         17,500        17,490,248
Coca-Cola Enterprises, Inc., due 8/11/03                            5,000         4,993,053
Dexia Delaware, due 7/29/03                                        20,000        19,983,978
Edison Asset Securitization LLC,
  due 7/18/03 - 8/11/03                                            24,800        24,777,762
General Electric Capital Corp., due
  7/01/03 - 8/12/03                                                18,116        18,095,728
General Electric Co., due 8/27/03                                   6,150         6,138,218
Goldman Sachs Group LP,
  due 7/15/03 - 8/22/03                                            29,500        29,473,760
GovCo, Inc., due 7/18/03                                           28,000        27,983,340
HBOS Treasury Services PLC,
  due 8/28/03 - 9/09/03                                            25,385        25,334,235
HSBC America, Inc., due 9/04/03                                    10,000         9,978,333
Jupiter Securitization, due 7/28/03                                19,652        19,636,377
Merrill Lynch & Co., Inc., due 7/01/03                             10,418        10,418,000
New Center Asset Trust,
  due 7/01/03 - 10/09/03                                           24,267        24,233,521
Old Line Funding Corp.,
  due 7/08/03 - 8/07/03                                            12,068        12,057,846
Park Avenue Receivables Corp.,
  due 7/01/03                                                      24,233        24,233,000
Preferred Receivables Funding,
  due 8/20/03                                                      13,757        13,736,938
Rabobank Nederland, due 7/01/03                                    13,088        13,088,000
Sheffield Receivables Corp.,
  due 7/01/03 - 7/25/03                                            24,247        24,233,785
Societe General North America, Inc.,
  due 9/04/03                                                      10,000         9,978,514
Societe Generale, due 8/06/03 - 8/29/03                            12,000        11,994,750
Thunder Bay Funding, Inc., due 8/13/03                             19,390        19,365,682
UBS Finance, Inc., due 7/01/03                                     24,233        24,233,000
                                                                            ---------------
    Total Commercial Paper, at Amortized Cost                               $   536,337,659
                                                                            ---------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 11.5%
Federal Farm Credit Bank, due 8/04/03                    $          5,000   $     4,994,192
Federal Home Loan Bank, due 8/08/03                                10,600        10,586,294
Federal Home Loan Mortgage Corp.,
  due 8/29/03 - 2/26/04                                            35,500        35,367,914
Federal National Mortgage Assn.,
  due 9/08/03                                                      19,000        18,955,025
                                                                            ---------------
    Total U.S. Government and Agency
      Obligations, at Amortized Cost                                        $    69,903,425
                                                                            ---------------
    Total Investments, at Amortized Cost                                    $   606,241,084
                                                                            ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.0%                                                          (56,913)
                                                                            ---------------
    Net Assets -- 100.0%                                                    $   606,184,171
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
STRATEGIC INCOME SERIES
BONDS  96.9%

                                                         PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)          VALUE
U.S. BONDS -- 63.5%
ADVERTISING & BROADCASTING -- 3.9%
Allbritton Communications Co.,
  7.75s, 2012##                                          $            300   $       309,750
Dex Media East LLC, 9.875s, 2009                                      200           223,000
Directv Holdings LLC, 8.375s, 2013##                                   85            94,775
Echostar DBS Corp., 9.375s, 2009                                      375           399,844
Lamar Media Corp., 7.25s, 2013##                                      200           212,000
LIN Television Corp., 8s, 2008                                        300           321,750
LIN Television Corp., 6.5s, 2013                                       85            84,787
Muzak LLC/ Muzak Finance Corp.,
  10s, 2009##                                                          60            62,850
Panamsat Corp., 8.5s, 2012                                            380           411,350
Paxson Communications Corp.,
  12.25s, 2009                                                        210           175,350
Radio One, Inc., 8.875s, 2011                                         200           220,000
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                        375           398,438
XM Satellite Radio, Inc., 14s, 2009                                    60            42,750
XM Satellite Radio, Inc., 12s, 2010                                    80            79,200
Young Broadcasting, Inc., 8.5s, 2008                                  250           267,500
                                                                            ---------------
                                                                            $     3,303,344
                                                                            ---------------
AEROSPACE -- 1.1%
BAE Systems Holding Inc., 6.4s, 2011##                   $            253   $       283,077
Hexcel Corp., 9.875s, 2008##                                          200           220,000
Hexcel Corp., 9.75s, 2009                                             130           129,350
K & F Industries, Inc., 9.625s, 2010                                  200           222,000
Vought Aircraft, Inc., 8s, 2011##                                      60            60,600
                                                                            ---------------
                                                                            $       915,027
                                                                            ---------------
AIRLINES -- 0.2%
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2019                                     $            218   $       210,929
                                                                            ---------------
APPAREL & MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005                    $            450   $        96,750
Westpoint Stevens, Inc., 7.875s, 2008                                 110            23,650
                                                                            ---------------
                                                                            $       120,400
                                                                            ---------------
AUTOMOTIVE -- 1.8%
Collins & Aikman Products Co.,
  10.75s, 2011                                           $            289   $       254,320
Daimler Chrysler AG, 7.45s, 2097                                      165           167,001
General Motors Corp., 7.125s, 2013                                    140           140,440
GMAC, 7s, 2012                                                        324           325,979
GMAC, 8s, 2031                                                        177           173,666
Tenneco Automotive, Inc., 10.25s, 2013##                              255           258,187
TRW Automotive Acquisition Corp.,
  9.375s, 2013##                                                       85            92,225
TRW Automotive Acquisition Corp.,
  11s, 2013##                                                          80            87,200
                                                                            ---------------
                                                                            $     1,499,018
                                                                            ---------------
BANKS & CREDIT COS. -- 1.8%
Abbey National Capital, 8.963s, 2049                     $            272   $       390,245
Credit Suisse First Boston USA, 6.5s, 2012                            426           488,859
Popular North America Inc., 4.25s, 2008                               213           221,085
Unicredito Italiano Capital Trust, 1s, 2049##                         320           411,497
                                                                            ---------------
                                                                            $     1,511,686
                                                                            ---------------
BASIC INDUSTRY
Trimas Corp., 9.875s, 2012                               $             30   $        30,750
                                                                            ---------------
BROADCAST & CABLE TV -- 2.2%
Charter Communications Holdings,
  8.625s, 2009                                           $            500   $       360,000
Continental Cablevision, 9.5s, 2013                                   322           370,646
CSC Holdings, Inc., 8.125s, 2009                                      438           452,235
Lenfest Communications, Inc.,
  10.5s, 2006                                                         125           148,125
Mediacom Broadband LLC,
  11s, 2013                                              $            300   $       333,750
Tele Communications, Inc.,
  9.8s, 2012                                                          145           192,079
                                                                            ---------------
                                                                            $     1,856,835
                                                                            ---------------
BUILDING -- 1.6%
American Standard, Inc., 7.625s, 2010                    $            475   $       539,125
Atrium Cos, Inc., 10.5s, 2009                                         200           214,000
Nortek, Inc., 9.25s, 2007                                             400           412,000
Williams Scotsman, Inc., 9.875s, 2007                                 225           220,500
                                                                            ---------------
                                                                            $     1,385,625
                                                                            ---------------
BUSINESS SERVICES -- 0.9%
Iron Mountain, Inc., 8.625s, 2013                        $            330   $       353,100
Iron Mountain, Inc., 7.75s, 2015                                      150           158,625
Xerox Corp., 7.625s, 2013                                             235           235,294
                                                                            ---------------
                                                                            $       747,019
                                                                            ---------------
CHEMICALS -- 1.1%
Huntsman ICI Holdings, 10.125s, 2009                     $            300   $       288,000
Johnson Diversey, Inc., 9.625s, 2012                                  200           223,500
Lyondell Chemical Co., 9.625s, 2007                                   425           416,500
                                                                            ---------------
                                                                            $       928,000
                                                                            ---------------
CONSUMER GOODS & SERVICES -- 1.0%
Jacuzzi Brands, Inc., 9.625s, 2010                       $             75   $        75,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                          250           251,875
Remington Arms, Inc., 10.5s, 2011##                                   250           261,250
Sealy Mattress, 9.875s, 2007                                          250           248,750
                                                                            ---------------
                                                                            $       836,875
                                                                            ---------------
CONTAINERS -- 1.4%
Ball Corp., 8.25s, 2008                                  $             55   $        57,750
Ball Corp., 6.875s, 2012                                              225           238,500
Owens-Brockway Glass Container,
  8.875s, 2009                                                        160           173,600
Owens-Brockway Glass Container,
  8.25s, 2013##                                                       290           303,050
Pliant Corp., 13s, 2010                                               175           164,500
Silgan Holdings, Inc., 9s, 2009                                       275           284,625
                                                                            ---------------
                                                                            $     1,222,025
                                                                            ---------------
CORPORATE ASSET-BACKED -- 5.1%
Anthracite CDO Ltd., 6s, 2037##                          $            200   $       148,516
Chase Commercial Mortgage
  Security Corp., 6.6s, 2012                                          360           352,510
Commercial Mortgage Acceptance Corp.,
  5.44s, 2030                                                         630           569,512
DLJ Commercial Mortgage Corp.,
  0s, 2005 (Interest Only)                                         14,500           217,317
DLJ Mortgage Acceptance Corp.,
  8s, 2003                                                             19            19,378
Falcon Auto Dealership LLC,
  3.404s, 2023 (Interest Only)##                                      942           138,371
Falcon Auto Dealership LLC, 4.195s, 2023
  (Interest Only)                                                     989           192,328
First Union Lehman Brothers Bank,
  0s, 2028 (Interest Only)                                         10,801           302,775
First Union Lehman Brothers Commercial,
  7s, 2014                                                            150           144,565
GMAC Commercial Mortgage
  Security, Inc., 6.02s, 2033                                         350           313,614
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                                         250           262,624
Morgan Stanley Capital I, Inc.,
  7.702s, 2039                                                        250           246,013
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                        250           253,485

                                                         PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)          VALUE
U.S. BONDS -- continued
CORPORATE ASSET-BACKED -- continued
Nationslink Funding Corp., 5s, 2031                      $            740   $       688,274
Residential Accredit Loans Inc.,
  7.75s, 2027                                                         191           190,462
Tiaa Retail Commercial Mortgage Trust,
  7.17s, 2032##                                                       256           283,444
                                                                            ---------------
                                                                            $     4,323,188
                                                                            ---------------
DEFENSE ELECTRONICS -- 0.2%
L-3 Communications Corp., 7.625s, 2012                   $            170   $       187,000
                                                                            ---------------
ENERGY -- INDEPENDENT -- 0.8%
Chesapeake Energy Corp., 8.125s, 2011##                  $            325   $       350,187
Ocean Energy, Inc., 4.375s, 2007                                      113           118,822
Semco Energy, Inc., 7.125s, 2008##                                     30            31,350
Semco Energy, Inc., 7.75s, 2013##                                      30            31,950
Westport Resources Corp., 8.25s, 2011##                               110           119,900
                                                                            ---------------
                                                                            $       652,209
                                                                            ---------------
ENTERTAINMENT -- 2.0%
AMC Entertainment, Inc., 9.5s, 2011                      $            310   $       320,850
Disney Walt Co., 6.75s, 2006                                          276           307,351
News America Holdings Inc., 7.7s, 2025##                               66            77,608
News America Inc., 6.55s, 2033                                         73            77,650
Regal Cinemas Corp., 9.375s, 2012                                     290           319,725
Time Warner Inc., 6.95s, 2028                                         171           183,066
Turner Broadcasting Systems, Inc.,
  8.375s, 2013                                                        334           410,556
                                                                            ---------------
                                                                            $     1,696,806
                                                                            ---------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS - 0.9%
Burns Philip Capital Property Ltd.,
  9.75s, 2012##                                          $            405   $       394,875
Dominos, Inc., 8.25s, 2011##                                           75            77,437
Michael Foods, Inc., 11.75s, 2011                                     250           287,500
                                                                            ---------------
                                                                            $       759,812
                                                                            ---------------
FOREST & PAPER PRODUCTS -- 1.9%
Buckeye Cellulose Corp., 9.25s, 2008                     $            450   $       447,750
Cascades Inc., 7.25s, 2013##                                          255           268,387
Fibermark, Inc., 10.75s, 2011                                         150           150,000
Georgia Pacific Corp., 9.375s, 2013##                                 300           330,750
Meadwestvaco Corp., 6.8s, 2032                                        345           377,273
Riverwood International Corp.,
  10.875s, 2008                                                        45            46,125
                                                                            ---------------
                                                                            $     1,620,285
                                                                            ---------------
GAMING & LODGING -- 3.7%
Aztar Corp., 8.875s, 2007                                $            230   $       240,062
Coast Hotels & Casinos, Inc., 9.5s, 2009                              135           144,450
Forest City Enterprises, Inc., 7.625s, 2015                           160           167,800
Hilton Hotels Corp., 7.625s, 2012                                     150           164,250
Hollywood Park, Inc., 9.5s, 2007                                      300           297,750
Host Marriott LP, 8.45s, 2008                                         375           387,187
MGM Mirage, Inc., 8.375s, 2011                                        190           216,125
Park Place Entertainment Corp.,
  8.875s, 2008                                                        205           226,013
Starwood Hotels & Resorts, 7.875s, 2012                               500           547,500
Station Casinos, Inc., 8.375s, 2008                                   475           513,000
Venetian Casino Resort LLC, 11s, 2010                                 200           225,500
                                                                            ---------------
                                                                            $     3,129,637
                                                                            ---------------
HOME CONSTRUCTION -- 0.9%
D.R. Horton Inc., 8s, 2009                               $            470   $       522,875
Pulte Homes Inc., 6.375s, 2033                                        214           215,845
                                                                            ---------------
                                                                            $       738,720
                                                                            ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.7%
All State Corp., 7.2s, 2009                              $            215   $       260,501
Safeco Corp., 4.2s, 2008                                              257           265,271
Willis Corroon Corp., 9s, 2009                                         85            90,100
                                                                            ---------------
                                                                            $       615,872
                                                                            ---------------
MACHINERY & TOOLS -- 1.3%
Agco Corp., 9.5s, 2008                                   $            250   $       270,000
Blount, Inc., 7s, 2005                                                 65            63,050
Manitowoc Co., Inc., 10.5s, 2012                                      185           205,350
Terex Corp., 9.25s, 2011                                              125           134,375
Terex Corp., 10.375s, 2011                                            180           198,900
United Rentals, Inc., 10.75s, 2008                                    220           240,350
                                                                            ---------------
                                                                            $     1,112,025
                                                                            ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.6%
Alliance Imaging, Inc., 10.375s, 2011                    $            250   $       261,250
Beverly Enterprises, Inc., 9.625s, 2009                               100            96,500
Fisher Scientific International, Inc.,
  8.125s, 2012                                                        140           149,800
                                                                            ---------------
                                                                            $       507,550
                                                                            ---------------
METALS & MINING -- 0.5%
Arch Western Finance LLC, 6.75s, 2013##                  $            115   $       117,875
P&L Coal Holdings Corp., 6.875s, 2013##                                40            41,900
Phelps Dodge Corp., 8.75s, 2011                                        66            77,598
U.S. Steel Corp., 9.75s, 2010                                         155           157,325
                                                                            ---------------
                                                                            $       394,698
                                                                            ---------------
NATURAL GAS -- DISTRIBUTION -- 0.2%
Amerigas Partners LLP, 8.875s, 2011                      $            120   $       130,800
                                                                            ---------------
NATURAL GAS -- PIPELINE -- 1.7%
ANR Pipeline Co., 8.875s, 2010##                         $             60   $        65,550
Dynegy, Inc., 6.875s, 2011                                            250           210,000
Kinder Morgan Energy Partners, 7.3s, 2033                             332           398,685
Southern Natural Gas Co., 8.875s, 2010##                              310           337,900
Williams Cos., Inc., 7.125s, 2011                                     440           429,000
                                                                            ---------------
                                                                            $     1,441,135
                                                                            ---------------
OIL SERVICES -- 0.4%
Gulfmark Offshore, Inc., 8.75s, 2008                     $            300   $       311,250
                                                                            ---------------
OILS -- 0.5%
Valero Energy Corp., 6.875s, 2012                        $            140   $       158,700
XTO Energy, Inc., 6.25s, 2013##                                       225           239,063
                                                                            ---------------
                                                                            $       397,763
                                                                            ---------------
PC & PERIPHERAL -- 0.4%
Unisys Corp., 8.125s, 2006                               $            355   $       379,850
                                                                            ---------------
POLLUTION CONTROL -- 0.6%
Allied Waste North America, Inc.,
  7.625s, 2006                                           $            100   $       103,625
Allied Waste North America, Inc.,
  10s, 2009                                                           375           398,438
                                                                            ---------------
                                                                            $       502,063
                                                                            ---------------
PRINTING & PUBLISHING -- 1.1%
American Media Operations, Inc.,
  8.875s, 2011##                                         $            200   $       216,500
Hollinger International Publishing, Inc.,
  9s, 2010                                                            120           128,400
Houghton Mifflin Co., 8.25s, 2011##                                   145           152,975
Houghton Mifflin Co., 9.875s, 2013##                                   85            92,225
Mail-Well Corp., 9.625s, 2012                                         295           310,487
                                                                            ---------------
                                                                            $       900,587
                                                                            ---------------
REAL ESTATE -- 1.5%
Boston Properties, 5s, 2015##                            $            417   $       408,776
Equity Office Properties, 5.875s, 2013                                284           306,187
Kimco Realty Corp., 6s, 2012                                          178           196,466
Vornado Realty Trust, 5.625s, 2007                                    362           388,417
                                                                            ---------------
                                                                            $     1,299,846
                                                                            ---------------
STEEL -- 0.1%
AK Steel Corp., 7.75s, 2012                              $            120   $        99,600
WCI Steel, Inc., 10s, 2004                                             40            12,400
                                                                            ---------------
                                                                            $       112,000
                                                                            ---------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
STORES -- 1.0%
J.Crew Operating Corp., 10.375s, 2007                    $            180   $       174,600
Penney (JC) Co., Inc., 8s, 2010                                        98           102,655
Rite Aid Corp., 9.5s, 2011##                                          260           279,500
Rite Aid Corp., 9.25s, 2013##                                         115           113,850
Sears Roebuck Acceptance Corp.,
  7s, 2032                                                            196           219,235
                                                                            ---------------
                                                                            $       889,840
                                                                            ---------------
SUPERMARKETS -- 0.4%
Fleming Cos., Inc., 9.25s, 2010                          $            205   $        30,750
Roundys, Inc., 8.875s, 2012                                           300           313,500
                                                                            ---------------
                                                                            $       344,250
                                                                            ---------------
SUPRANATIONAL -- 0.7%
Central American Bank Economic,
  6.75s, 2013##                                          $            193   $       205,694
Corporacion Andina de Fomento,
  6.875s, 2012                                                        359           408,699
                                                                            ---------------
                                                                            $       614,393
                                                                            ---------------
TELECOMMUNICATIONS -- WIRELINE -- 1.5%
Citizens Communications, 8.5s, 2006                      $            166   $       192,529
Qwest Services Corp., 13.5s, 2010##                                   350           395,500
Sprint Capital Corp., 6.875s, 2028                                    137           137,443
Verizon New York Inc., 6.875s, 2012                                   483           568,570
                                                                            ---------------
                                                                            $     1,294,042
                                                                            ---------------
TOBACCO -- 0.1%
Philip Morris Cos., Inc., 6.8s, 2003                     $             82   $        82,408
                                                                            ---------------
U.S. GOVERNMENT AGENCIES -- 4.9%
FNMA, 6s, 2017                                           $            692   $       721,968
FNMA, 6.5s, 2032                                                    1,577         1,644,946
FNMA, TBA 30 5.5s, 2033                                             1,708         1,765,112
                                                                            ---------------
                                                                            $     4,132,026
                                                                            ---------------
U.S. TREASURY OBLIGATIONS -- 6.5%
U.S. Treasury Notes, 3s, 2007                            $          2,910   $     3,001,619
U.S. Treasury Notes, 3.375s, 2007                                   1,587         1,742,863
U.S. Treasury Notes, 4s, 2012                                         760           790,845
                                                                            ---------------
                                                                            $     5,535,327
                                                                            ---------------
UTILITIES -- ELECTRIC POWER -- 4.5%
AES Corp., 8.75s, 2013##                                 $            160   $       166,400
AES Corp., 9s, 2015##                                                 160           167,200
Beaver Valley II Funding, 9s, 2017                                    354           424,354
Calpine Corp., 8.5s, 2011                                             350           262,500
CMS Energy Corp., 8.5s, 2011                                          300           313,125
Midamerican Energy Holdings,
  5.875s, 2012                                                        499           547,263
Midland Funding Corp., "B",
  13.25s, 2006                                                         75            84,750
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                         238           247,722
Nisource Finance Corp., 7.875s, 2010                                  357           421,510
PG & E Corp., 6.875s, 2008##                                           60            62,250
PSEC Energy Holdings LLC,
  7.75s, 2007##                                                       398           420,885
Reliant Resources, Inc., 9.25s, 2010                                   80            80,400
Reliant Resources, Inc., 9.5s, 2013##                                  95            96,069
TXU Corp., 6.375s, 2006                                               508           540,385
                                                                            ---------------
                                                                            $     3,834,813
                                                                            ---------------
WIRELESS COMMUNICATION -- 1.7%
Alamosa Holdings, Inc., 12.5s, 2011                      $            250   $       205,000
AT&T Wireless Services Inc., 8.75s, 2031                               68            84,052
Centennial Cellular Operating Co.,
  10.75s, 2008                                                        200           184,000
Centennial Cellular Operating Co.,
  10.125s, 2013##                                                      70            69,300
Nextel Communications, Inc.,
  9.375s, 2009                                           $            300   $       322,125
Nextel Communications, Inc., 5.25s, 2010                              100            94,000
Nextel Communications, Inc.,
  8.125s, 2011##                                                       35            34,913
Rural Cellular Corp., 9.75s, 2010                                     300           265,500
Triton PCS, Inc., 8.5s, 2013##                                        150           161,250
                                                                            ---------------
                                                                            $     1,420,140
                                                                            ---------------
    Total U.S. Bonds                                                        $    53,927,868
                                                                            ===============
FOREIGN BONDS -- 33.4%
AUSTRIA -- 1.5%
Republic of Austria, 5.5s, 2007                          EUR          584   $       743,314
Republic of Austria, 5s, 2012                                         131           164,907
Republic of Austria, 4.65s, 2018                                      317           378,956
                                                                            ---------------
                                                                            $     1,287,177
                                                                            ---------------
BELGIUM -- 0.5%
Kingdom of Belgium, 3.75s, 2009                          EUR          140   $       165,877
Kingdom of Belgium, 5s, 2012                                          190           238,852
                                                                            ---------------
                                                                            $       404,729
                                                                            ---------------
BRAZIL -- 2.2%
Federal Republic of Brazil, 2.125s, 2006                 $            165   $       155,585
Federal Republic of Brazil, 2.188s, 2009                              697           585,826
Federal Republic of Brazil, 2.188s, 2012                              358           268,500
Federal Republic of Brazil, 10.25s, 2013                              311           297,005
Federal Republic of Brazil, 8s, 2014                                  320           279,345
Federal Republic of Brazil, 8.875s, 2024                              396           308,088
                                                                            ---------------
                                                                            $     1,894,349
                                                                            ---------------
BULGARIA -- 0.4%
Republic of Bulgaria, 8.25s, 2015##                      $            310   $       365,800
                                                                            ---------------
CANADA -- 2.1%
Abitibi Consolidated, Inc., 8.55s, 2010
  (Forest & Paper Products)                              $            140   $       156,822
Government of Canada, 5.5s, 2009                         CAD          297           236,362
Government of Canada, 5.5s, 2010                                      269           213,964
Government of Canada, 5.25s, 2012                                     735           573,579
Government of Canada, 8s, 2023                                        332           334,716
Rogers Cable Inc., 6.25s, 2013
  (Broadcast & Cable TV)                                 $            261           260,348
                                                                            ---------------
                                                                            $     1,775,791
                                                                            ---------------
COLOMBIA -- 0.4%
Republic of Colombia, 9.75s, 2009                        $             65   $        75,075
Republic of Colombia, 10.75s, 2013                                    227           265,590
                                                                            ---------------
                                                                            $       340,665
                                                                            ---------------
DENMARK -- 1.8%
Kingdom of Denmark, 7s, 2007                             DKK        1,739   $       313,242
Kingdom of Denmark, 6s, 2011                                          530            95,000
Kingdom of Denmark, 5s, 2013                                        5,989         1,004,347
Realkredit Danmark, 4s, 2008 (Banks)                                  848           135,304
                                                                            ---------------
                                                                            $     1,547,893
                                                                            ---------------
DOMINICAN REPUBLIC -- 0.3%
Republic of Dominican, 9.5s, 2006##                      $             95   $        90,250
Republic of Dominican, 9.04s, 2013##                                  207           187,335
                                                                            ---------------
                                                                            $       277,585
                                                                            ---------------
FINLAND -- 1.5%
Republic of Finland, 2.75s, 2006                         EUR            6   $         6,963
Republic of Finland, 3s, 2008                                         356           409,612
Republic of Finland, 5.375s, 2013                                     699           903,804
                                                                            ---------------
                                                                            $     1,320,379
                                                                            ---------------
FRANCE -- 2.7%
Crown Cork & Seal, 9.5s, 2011 (Containers)               $            275   $       297,000
Crown Cork & Seal, 10.25s, 2011
  (Containers)##                                         EUR           65            79,252

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
FRANCE -- continued
Crown Cork & Seal, 10.875s, 2013
  (Containers)##                                         $            200   $       218,000
France Telecom S.A., 10s, 2031
  (Telecommunications  -- Wireline)                                   297           410,970
Republic of France, 4.75s, 2007                          EUR          269           332,490
Republic of France, 4s, 2009                                          145           173,596
Republic of France, 4.75s, 2012                                       138           170,580
Republic of France, 5s, 2016                                          170           211,427
Rhodia S.A., 8.875s, 2011 (Chemicals)##                  $            370           382,950
                                                                            ---------------
                                                                            $     2,276,265
                                                                            ---------------
GERMANY -- 1.2%
Federal Republic of Germany,
  4.5s, 2009                                             EUR          290   $       356,498
Federal Republic of Germany,
  5.25s, 2010                                                         488           623,904
Kronos International, Inc., 8.875s, 2009
  (Chemicals)                                                          15            18,116
                                                                            ---------------
                                                                            $       998,518
                                                                            ---------------
IRELAND -- 1.7%
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                              $            115   $       127,075
Republic of Ireland, 4.25s, 2007                         EUR          311           377,917
Republic of Ireland, 5s, 2013                                         590           741,083
Republic of Ireland, 4.6s, 2016                                       137           164,617
                                                                            ---------------
                                                                            $     1,410,692
                                                                            ---------------
ITALY -- 0.8%
Republic of Italy, 4.5s, 2007                            EUR          291   $       355,625
Republic of Italy, 4.75s, 2013                                        150           184,488
Republic of Italy, 5.25s, 2017                                         90           113,764
                                                                            ---------------
                                                                            $       653,877
                                                                            ---------------
KAZAKHSTAN -- 0.6%
Kazkommerts International BV,
  10.125s, 2007 (Banks & Credit Cos.)##                  $            246   $       266,785
Kazkommerts International BV, 8.5s,
  2013 (Banks & Credit Cos.)##                                        130           129,350
Kaztransoil Co., 8.5s, 2006
  (Oil Services)##                                                    120           128,400
                                                                            ---------------
                                                                            $       524,535
                                                                            ---------------
LUXEMBOURG -- 0.5%
Tyco International Group S.A., 6.75s,
  2011 (Conglomerates)                                   $            160   $       169,600
Tyco International Group S.A., 7s, 2028
  (Conglomerates)                                                     250           252,500
                                                                            ---------------
                                                                            $       422,100
                                                                            ---------------
MALAYSIA -- 0.5%
Petroliam Nasional, 7.75s, 2015                          $            120   $       147,600
Petronas Capital Ltd., 7.875s,
  2022 (Oil Services)##                                               236           279,952
                                                                            ---------------
                                                                            $       427,552
                                                                            ---------------
MEXICO -- 2.1%
BBVA Bancomer, 10.5s,
  2011 (Banks & Credit Cos.)##                           $             80   $        92,000
Grupo Televisa S.A. de CV, 8.5s, 2032
  (Broadcast & Cable TV)                                              173           186,840
Pemex Project Funding Master Trust, 9.125s,
  2010 (Quasi-Government)                                              70            84,700
Pemex Project Funding Master Trust,
  8.625s, 2022 (Quasi-Government)                                     443           506,128
Petroleos Mexicanos, 9.5s, 2027
  (Quasi-Government)                                                  390           485,550
United Mexican States, 8.125s, 2019                                    48            54,720
United Mexican States, 11.5s, 2026                                    283           423,651
                                                                            ---------------
                                                                            $     1,833,589
                                                                            ---------------
NETHERLANDS -- 1.5%
Deutsche Telekom International Finance
  BV, 8.75s, 2030
  (Telecommunications  -- Wireline)                      $            184   $       234,433
Kingdom of Netherlands, 3.75s, 2009                      EUR          417           493,413
Kingdom of Netherlands, 5s, 2012                                      446           560,331
                                                                            ---------------
                                                                            $     1,288,177
                                                                            ---------------
NEW ZEALAND -- 1.6%
Government of New Zealand, 7s, 2009                      NZD        1,050   $       674,166
Government of New Zealand, 6.5s, 2013                               1,058           672,404
                                                                            ---------------
                                                                            $     1,346,570
                                                                            ---------------
NORWAY -- 0.5%
Kingdom of Norway, 5.5s, 2009                            NOK          762   $       112,244
Kingdom of Norway, 6s, 2011                                           515            77,925
Kingdom of Norway, 6.5s, 2013                                       1,540           243,201
                                                                            ---------------
                                                                            $       433,370
                                                                            ---------------
PANAMA -- 0.6%
Republic of Panama, 9.375s, 2023                         $            202   $       225,230
Republic of Panama, 9.375s, 2029                                      230           265,650
                                                                            ---------------
                                                                            $       490,880
                                                                            ---------------
POLAND -- 0.2%
PTC International Finance II S.A., 11.25s,
  2009 (Wireless Communications)                         $            157   $       177,410
                                                                            ---------------
PORTUGAL -- 0.2%
Republic of Portugal, 5.45s, 2013                        EUR          107   $       138,548
                                                                            ---------------
QATAR -- 0.7%
State of Qatar, 9.75s, 2030                              $            434   $       602,392
                                                                            ---------------
RUSSIA -- 2.0%
AO Siberian Oil Co, 10.75s, 2009
  (Energy -- Integrated)                                 $            203   $       239,033
Gazprom, 9.625s, 2013 (Utilities -- Gas)##                            540           596,050
Mobile Telesystems Finance S.A., 10.95s,
  2004 (Wireless Communications)                                      130           137,800
Mobile Telesystems Finance S.A., 9.75s,
  2008 (Wireless Communications)##                                    158           171,825
Russian Federation, 5s, 2030##                                        125           121,250
Tyumen Oil Co., 11s, 2007 (Oil Services)                              179           207,819
Vimplecom BV, 10.45s, 2005
  (Wireless Communications)##                                         200           209,500
                                                                            ---------------
                                                                            $     1,683,277
                                                                            ---------------
SINGAPORE -- 0.8%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.)##                                $            234   $       277,776
Flextronics International Ltd.,
  9.875s, 2010 (Electronics)                                          220           240,900
Flextronics International Ltd.,
  6.5s, 2013 (Electronics)##                                          160           154,000
                                                                            ---------------
                                                                            $       672,676
                                                                            ---------------
SPAIN -- 1.6%
Kingdom of Spain, 6s, 2008                               EUR          647   $       839,632
Kingdom of Spain, 5.35s, 2011                                         266           342,521
Kingdom of Spain, 5.5s, 2017                                          111           145,099
                                                                            ---------------
                                                                            $     1,327,252
                                                                            ---------------
SWEDEN -- 0.5%
Kingdom of Sweden, 8s, 2007                              SEK        1,485   $       217,665
Kingdom of Sweden, 5.25s, 2011                                      1,635           219,712
                                                                            ---------------
                                                                            $       437,377
                                                                            ---------------
UNITED KINGDOM -- 1.6%
Barclays Bank PLC, 8.55s, 2049
  (Banks & Credit Cos.)##                                $            272   $       348,505
United Kingdom Treasury, 7.25s, 2007                     GBP          125           235,559
United Kingdom Treasury, 5.75s, 2009                                  446           811,060
                                                                            ---------------
                                                                            $     1,395,124
                                                                            ---------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
UKRAINE -- 0.8%
Ukraine Cabinet of Ministers, 7.65s, 2013                $            667   $       663,251
                                                                            ---------------
    Total Foreign Bonds                                                     $    28,417,800
                                                                            ---------------
    Total Bonds
      (Identified Cost, $77,725,401)                                        $    82,345,668
                                                                            ---------------
SHORT-TERM OBLIGATIONS -- 2.9%
FNMA, due 7/01/03 at Amortized Cost                      $          2,479   $     2,479,000
                                                                            ---------------

PUT OPTIONS PURCHASED

                                                         PRINCIPAL AMOUNT
                                                           OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                      (000 OMITTED)
Euro/July/1.1516 (Premiums Paid, $9,952)                 $            864   $         7,283
                                                                            ---------------
    Total Investments
      (Identified Cost, $80,214,353)                                        $    84,831,951
                                                                            ---------------
OTHER ASSETS, LESS LIABILITIES -- 0.2%                                              137,382
                                                                            ---------------
    Net Assets -- 100.0%                                                    $    84,969,333
                                                                            ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted Security.
 ++ Security valued by or at the direction of the Trustees.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below:
AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Francs
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen
NOK = Norwegian Kroner
NZD = New Zealand Dollars
PLN = Polish Zlotych
SEK = Swedish Kronor
SGD = Singapore Dollars

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2003

                                                                    EMERGING       GLOBAL ASSET        GLOBAL           GLOBAL
                                                     BOND           MARKETS         ALLOCATION       GOVERNMENTS     TOTAL RETURN
                                                    SERIES       EQUITY SERIES        SERIES           SERIES           SERIES
                                                --------------   --------------   --------------   --------------   --------------
Assets:
  Investments--
    Unaffiliated issuers, at identified cost    $  273,793,788   $   28,730,593   $   60,626,701   $   75,034,934   $   86,950,797
    Unrealized appreciation                         18,914,019        3,692,856        3,280,413        5,767,670        6,681,770
                                                --------------   --------------   --------------   --------------   --------------
        Total investments, at value including
          $--, $316,535, $406,950, $--, and
          $2,958,048, respectively, of
          securities on loan                    $  292,707,807   $   32,423,449   $   63,907,114   $   80,802,604   $   93,632,567
  Cash                                                   3,820               --               --              717              306
  Foreign currency, at value (identified cost,
   $--, $398,674, $--, $-- and $--,
   respectively)                                            --          395,254               --               --               --
  Receivable for daily variation margin on open
   futures contracts                                        --               --            1,872               --               --
  Receivable for forward foreign currency
   exchange contracts                                       --               --          141,136          218,807          104,232
  Receivable for investments sold                    4,054,223          799,812          161,635        5,404,772        3,046,631
  Receivable for series shares sold                    837,416            4,322            6,200           96,038           57,773
  Interest and dividends receivable                  3,934,614          122,648          411,725        1,537,636          903,023
  Other assets                                              --              262            1,593               --               --
                                                --------------   --------------   --------------   --------------   --------------
        Total assets                            $  301,537,880   $   33,745,747   $   64,631,275   $   88,060,574   $   97,744,532
                                                ==============   ==============   ==============   ==============   ==============

Liabilities:
  Payable to custodian                          $           --   $      315,929   $        1,031   $           --   $           25
  Payable for TBA purchase commitments               8,658,777               --               --               --          178,982
  Payable for investments purchased                  5,790,801          536,825               --        6,260,831        3,602,369
  Payable for series shares reacquired                 169,314           10,931           62,361          247,172          147,216
  Payable for forward foreign currency exchange
    contracts                                               --               --          213,524          525,481           62,664
  Payable for daily variation margin on open
    future contracts                                        --               --               --           41,507               --
  Collateral for securities loaned, at value                --          323,025          417,391               --        3,105,060
  Payable to affiliates --
    Management fee                                      14,055            3,333            3,972            5,011            5,585
    Administrative fee                                     410               47               92              116              130
    Distribution fee                                       981               47               48              117              141
  Accrued expenses and other liabilities                49,493           30,766           30,147           37,226           39,626
                                                --------------   --------------   --------------   --------------   --------------
        Total liabilities                       $   14,683,831   $    1,220,903   $      728,566   $    7,117,461   $    7,141,798
                                                --------------   --------------   --------------   --------------   --------------
Net assets                                      $  286,854,049   $   32,524,844   $   63,902,709   $   80,943,113   $   90,602,734
                                                ==============   ==============   ==============   ==============   ==============
Net assets consist of:
  Paid-in capital                               $  259,538,825   $   39,951,308   $   77,956,831   $   72,642,044   $   86,087,568
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              18,917,225        3,685,326        3,298,439        5,362,888        6,770,234
  Accumulated undistributed net realized gain
    (loss) on investments and foreign
    currency transactions                            1,531,859      (11,532,265)     (17,319,886)       2,467,933       (3,085,635)
  Accumulated undistributed net investment
    income (loss)                                    6,866,140          420,475          (32,675)         470,248          830,567
                                                --------------   --------------   --------------   --------------   --------------
        Total                                   $  286,854,049   $   32,524,844   $   63,902,709   $   80,943,113   $   90,602,734
                                                ==============   ==============   ==============   ==============   ==============
Net assets:
  Initial Class                                 $  236,266,504       30,269,534   $   61,527,605   $   75,219,471   $   83,762,512
  Service Class                                     50,587,545        2,255,310        2,375,104        5,723,642        6,840,222
                                                --------------   --------------   --------------   --------------   --------------
        Total                                   $  286,854,049       32,524,844   $   63,902,709   $   80,943,113   $   90,602,734
                                                ==============   ==============   ==============   ==============   ==============
Shares of beneficial interest outstanding:
  Initial Class                                     19,369,349        3,149,343        5,498,114        6,206,610        5,998,206
  Service Class                                      4,161,895          235,381          212,840          474,349          491,098
                                                --------------   --------------   --------------   --------------   --------------
        Total                                       23,531,244        3,384,724        5,710,954        6,680,959        6,489,304
                                                ==============   ==============   ==============   ==============   ==============
Net asset value, offering price and redemption
  price per share:
  (net assets DIVIDED BY shares of beneficial
  interest outstanding)
    Initial Class                               $        12.20   $         9.61   $        11.19   $        12.12   $        13.96
    Service Class                               $        12.15   $         9.58   $        11.16   $        12.07   $        13.93
                                                ==============   ==============   ==============   ==============   ==============

                       See notes to financial statements.

                                                    GOVERNMENT                      INTERNATIONAL                     STRATEGIC
                                                    SECURITIES       HIGH YIELD          VALUE       MONEY MARKET       INCOME
                                                      SERIES           SERIES           SERIES          SERIES          SERIES
                                                  ---------------  --------------   --------------  --------------  --------------
Assets:
  Investment--
    Unaffiliated issuers, at identified cost      $   963,444,786  $  412,815,592   $   54,463,909  $  606,241,084  $   80,214,353
    Repurchase Agreements, at identified cost
      and value                                       200,628,000              --               --              --              --
    Unrealized appreciation (depreciation)             35,859,403      (6,113,019)       4,293,712              --       4,617,598
                                                  ---------------  --------------   --------------  --------------  --------------
        Total investments, at value including,
          $--, $--, $4,071,167, $--, and $--,
          respectively, of securities on loan     $ 1,199,932,189  $  406,702,573   $   58,757,621  $  606,241,084  $   84,831,951
  Cash                                                  2,164,555             934           11,959               2              --
  Foreign currency, at value (identified cost,
    $--, $--, $28,857, $--, and $766,
    respectively)                                              --              --           28,730              --             766
  Receivable for forward foreign currency
    exchange contracts                                         --          54,283               --              --         173,287
  Receivable for investments sold                       6,459,854         665,813          747,829              --       2,198,176
  Receivable for series shares sold                       831,337         324,884           20,922       3,025,639         241,798
  Interest and dividends receivable                     7,570,637       7,842,748          111,028           1,011       1,538,800
  Other assets                                              5,536           3,765              338           6,145              --
                                                  ---------------  --------------   --------------  --------------  --------------
        Total assets                              $ 1,216,964,108  $  415,595,000   $   59,678,427  $  609,273,881  $   88,984,778
                                                  ===============  ==============   ==============  ==============  ==============
Liabilities:
  Payable to custodian                            $            --  $           --   $           --  $           --  $       65,602
  Payable for investments purchased                   211,809,278       3,375,740          755,896              --       3,746,269
  Payable for series shares reacquired                  1,265,800         351,684          103,105       2,964,771         142,271
  Payable for forward foreign currency exchange
    contracts                                                  --              --               --              --          31,657
  Collateral for securities loaned, at value                   --              --        4,282,733              --              --
  Payable to affiliates
    Management fee                                         45,348          25,349            4,367          24,847           5,180
    Administrative fee                                      1,443             591               78             869             122
    Distribution fee                                        3,205           1,403               69             975             354
  Accrued expenses and other liabilities                  116,392          99,464           36,797          98,248          23,990
                                                  ---------------  --------------   --------------  --------------  --------------
        Total liabilities                         $   213,241,466  $    3,854,231   $    5,183,045  $    3,089,710  $    4,015,445
                                                  ---------------  --------------   --------------  --------------  --------------
Net assets                                        $ 1,003,722,642  $  411,740,769   $   54,495,382  $  606,184,171  $   84,969,333
                                                  ===============  ==============   ==============  ==============  ==============
Net assets consist of:
  Paid-in capital                                 $   946,751,586  $  515,477,483   $   61,484,338  $  606,184,171  $   80,480,088
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                  35,859,403      (6,058,796)       4,295,784              --       4,777,034
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                        5,235,567    (111,834,643)     (11,820,863)             --      (2,082,024)
  Accumulated undistributed net investment
    income                                             15,876,086      14,156,725          536,123              --       1,794,235
                                                  ---------------  --------------   --------------  --------------  --------------
        Total                                     $ 1,003,722,642  $  411,740,769   $   54,495,382  $  606,184,171  $   84,969,333
                                                  ===============  ==============   ==============  ==============  ==============
Net Assets:
  Initial Class                                   $   847,235,414  $  343,048,771   $   51,133,240  $  557,787,517  $   67,497,555
  Service Class                                       156,487,228      68,691,998        3,362,142      48,396,654      17,471,778
                                                  ---------------  --------------   --------------  --------------  --------------
        Total                                     $ 1,003,722,642  $  411,740,769   $   54,495,382  $  606,184,171  $   84,969,333
                                                  ===============  ==============   ==============  ==============  ==============
Shares of beneficial interest outstanding:
  Initial Class                                        62,797,605      51,272,236        5,107,017     557,787,517       6,344,783
  Service Class                                        11,631,525      10,306,107          335,982      48,396,654       1,648,261
                                                  ---------------  --------------   --------------  --------------  --------------
        Total                                          74,429,130      61,578,343        5,442,999     606,184,171       7,993,044
                                                  ===============  ==============   ==============  ==============  ==============
Net asset value, offering price and redemption
  price per share:
  (net assets DIVIDED BY shares of beneficial
  interest outstanding)
    Initial Class                                 $         13.49  $         6.69   $        10.01  $         1.00  $        10.64
    Service Class                                 $         13.45  $         6.67   $        10.01  $         1.00  $        10.60
                                                  ===============  ==============   ==============  ==============  ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2003

                                                                      EMERGING       GLOBAL ASSET       GLOBAL          GLOBAL
                                                       BOND           MARKETS         ALLOCATION      GOVERNMENTS    TOTAL RETURN
                                                      SERIES       EQUITY SERIES        SERIES          SERIES          SERIES
                                                  ---------------  --------------   --------------  --------------  --------------
Net investment income:
  Income--
    Interest                                      $     7,847,723  $       23,562   $      633,566  $    1,466,261  $      771,425
    Dividends                                                  --         745,690          423,493              --         733,161
    Foreign taxes withheld                                     --         (66,861)         (30,540)             --         (50,196)
                                                  ---------------  --------------   --------------       ---------  --------------
      Total investment income                     $     7,847,723  $      702,391   $    1,026,519       1,466,261  $    1,454,390
                                                  ---------------  --------------   --------------       ---------  --------------
  Expenses--
    Management fee                                $       803,010  $      188,478   $      231,217  $      291,705  $      318,003
    Trustees' compensation                                 10,187           1,268            2,630           2,995           3,487
    Administrative fee                                     23,421           2,639            5,395           6,806           7,420
    Custodian fee                                          63,162          44,158           24,473          35,353          39,973
    Printing fees                                           8,912           3,875            3,440           6,417           6,075
    Auditing fees                                          21,450          17,496           18,565          21,700          20,536
    Legal fees                                              1,418           1,339            2,143           1,476           1,448
    Distribution fee (Service Class)                       53,754           2,543            2,425           6,539           7,574
    Miscellaneous                                           9,234           6,202            9,328           3,597           7,590
                                                  ---------------  --------------   --------------       ---------  --------------
      Total expenses                              $       994,548  $      267,998   $      299,616  $      376,588  $      412,106
    Fees paid indirectly                                     (770)             --             (231)             --            (168)
                                                  ---------------  --------------   --------------       ---------  --------------
      Net expenses                                $       993,778  $      267,998   $      299,385  $      376,588  $      411,938
                                                  ---------------  --------------   --------------       ---------  --------------
        Net investment income                     $     6,853,945  $      434,393   $      727,134  $    1,089,673  $    1,042,452
                                                  ===============  ==============   ==============  ==============  ==============
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost basis)
    Investment transactions                       $     5,961,271  $     (714,095)  $      184,643  $    3,790,284  $    1,025,809
    Foreign currency transactions                        (161,983)        (61,875)      (1,041,799)        356,496        (598,763)
    Futures contracts                                          --              --          735,621         222,521              --
    Written options transactions                               --              --               --         199,039          67,444
                                                  ---------------  --------------   --------------       ---------  --------------
      Net realized gain (loss) on investments
        and foreign currency transactions         $     5,799,288  $     (775,970)  $     (121,535) $    4,568,340  $      494,490
                                                  ---------------  --------------   --------------       ---------  --------------
  Change in unrealized appreciation
    (depreciation) --
    Investments                                   $     8,132,637  $    4,354,088   $    4,216,638  $    1,486,216  $    5,877,908
    Translation of assets and liabilities in
      foreign currencies                                   87,677         (16,502)         (99,372)       (534,369)        271,538
    Futures contracts                                          --              --          349,622        (223,626)             --
                                                  ---------------  --------------   --------------       ---------  --------------
      Net unrealized gain on investments and
        foreign currency translation              $     8,220,314  $    4,337,586   $    4,466,888  $      728,221  $    6,149,446
                                                  ---------------  --------------   --------------       ---------  --------------
        Net realized and unrealized gain on
          investments and foreign currency        $    14,019,602  $    3,561,616   $    4,345,353  $    5,296,561  $    6,643,936
                                                  ---------------  --------------   --------------       ---------  --------------
          Increase in net assets from
            operations                            $    20,873,547  $    3,996,009   $    5,072,487  $    6,386,234  $    7,686,388
                                                  ===============  ==============   ==============  ==============  ==============

                       See notes to financial statements.

                                                    GOVERNMENT          HIGH         INTERNATIONAL                    STRATEGIC
                                                    SECURITIES          YIELD            VALUE       MONEY MARKET      INCOME
                                                      SERIES           SERIES           SERIES          SERIES         SERIES
                                                  ---------------  --------------   --------------       ---------  --------------
Net investment income:
  Income--
    Interest                                      $    19,298,761  $   16,482,957   $       30,624  $    4,503,459  $    2,404,722
    Dividends                                                  --         275,875          948,938              --              --
    Foreign taxes withheld                                     --              --          (96,853)             --              --
                                                  ---------------  --------------   --------------  --------------  --------------
      Total investment income                     $    19,298,761  $   16,758,832   $      882,709  $    4,503,459       2,404,722
                                                  ---------------  --------------   --------------  --------------  --------------
  Expenses
    Management fees                               $     2,829,838  $    1,398,201   $      248,055  $    1,734,179  $      286,263
    Trustees' compensation                                 41,551          14,472            2,127          30,674           2,806
    Administrative fee                                     90,040          32,624            4,452          60,696           6,680
    Custodian fee                                         189,518          76,806           44,557         107,648          32,098
    Printing fees                                          23,139          15,081            3,951          22,963             503
    Auditing fees                                          19,025          20,475           17,271           9,900          12,395
    Legal fees                                                575           1,710            1,062           1,766              76
    Distribution fee (Service Class)                      184,650          68,277            3,122          67,505          18,793
    Miscellaneous                                          43,233           3,534            6,759          75,872             161
                                                  ---------------  --------------   --------------  --------------  --------------
      Total expenses                              $     3,421,569  $    1,631,180   $      331,356  $    2,111,203  $      359,775
    Fees paid indirectly                                   (1,186)         (2,955)             (13)             --            (548)
                                                  ---------------  --------------   --------------  --------------  --------------
      Net expenses                                $     3,420,383  $    1,628,225   $      331,343  $    2,111,203  $      359,227
                                                  ---------------  --------------   --------------  --------------  --------------
        Net investment income                     $    15,878,378  $   15,130,607   $      551,366  $    2,392,256  $    2,045,495
                                                  ---------------  --------------   --------------  --------------  --------------
Realized and unrealized gain (loss) on
  investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis)
    Investment transactions                       $    11,650,902  $      841,760   $   (1,068,203) $           --  $    2,682,945
    Foreign currency transactions                              --        (335,777)          (8,635)             --      (1,403,352)
                                                  ---------------  --------------   --------------  --------------  --------------
      Net realized gain (loss) on investments
        and foreign currency transactions         $    11,650,902  $      505,983   $   (1,076,838)             --  $    1,279,593
                                                  ---------------  --------------   --------------  --------------  --------------
  Change in unrealized appreciation
    (depreciation)
    Investments                                   $    (1,339,000) $   26,516,073   $    4,900,828  $           --  $    2,128,153
    Translation of assets and liabilities in
      foreign currencies                                       --         122,610           (2,658)             --         481,540
                                                  ---------------  --------------   --------------  --------------  --------------
      Net unrealized gain (loss) on investments
        and foreign currency translation          $    (1,339,000) $   26,638,683   $    4,898,170              --  $    2,609,693
                                                  ---------------  --------------   --------------  --------------  --------------
        Net realized and unrealized gain on
          investments and foreign currency        $    10,311,902  $   27,144,666   $    3,821,332              --  $    3,889,286
                                                  ---------------  --------------   --------------  --------------  --------------
          Increase in net assets from operations  $    26,190,280  $   42,275,273   $    4,372,698  $    2,392,256  $    5,934,781
                                                  ===============  ==============   ==============  ==============  ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
2003

                                                                      EMERGING       GLOBAL ASSET      GLOBAL           GLOBAL
                                                       BOND        MARKETS EQUITY     ALLOCATION     GOVERNMENTS     TOTAL RETURN
                                                      SERIES           SERIES           SERIES         SERIES           SERIES
                                                  ---------------  --------------   --------------  --------------  --------------
Increase (decrease) in net assets:
From operations --
  Net investment income                           $     6,853,945  $      434,393   $      727,134  $    1,089,673  $    1,042,452
  Net realized gain (loss) on investments and
    foreign currency transactions                       5,799,288        (775,970)        (121,535)      4,568,340         494,490
  Net unrealized gain on investments and foreign
    currency translation                                8,220,314       4,337,586        4,466,888         728,221       6,149,446
                                                  ---------------  --------------   --------------  --------------  --------------
    Increase in net assets from operations        $    20,873,547  $    3,996,009   $    5,072,487  $    6,386,234  $    7,686,388
                                                  ---------------  --------------   --------------  --------------  --------------
Distributions declared to shareholders--
  From net investment income (Initial Class)      $   (10,972,659) $     (196,547)  $   (1,728,009) $   (3,796,736) $   (2,121,952)
  From net investment income (Service Class)           (2,121,732)        (11,199)         (54,973) $     (292,331)       (160,935)
                                                  ---------------  --------------   --------------  --------------  --------------
    Total distributions declared to shareholders  $   (13,094,391) $     (207,746)  $   (1,782,982) $   (4,089,067) $   (2,282,887)
                                                  ---------------  --------------   --------------  --------------  --------------
Net increase (decrease) in net assets from
    series share transactions                     $    30,358,224  $   (3,723,098)  $   (4,085,913) $    4,063,082  $     (650,617)
                                                  ---------------  --------------   --------------  --------------  --------------
      Total increase (decrease) in net assets     $    38,137,380  $       65,165   $     (796,408) $    6,360,249  $    4,752,884
Net assets--
  At beginning of period                              248,716,669      32,459,679       64,699,117      74,582,864      85,849,850
                                                  ---------------  --------------   --------------  --------------  --------------
  At end of period                                $   286,854,049  $   32,524,844   $   63,902,709  $   80,943,113  $   90,602,734
                                                  ===============  ==============   ==============  ==============  ==============
Accumulated undistributed net investment income
  (loss) included in net assets at end of period  $     6,866,140  $      420,475   $      (32,675) $      470,248  $      830,567
                                                  ===============  ==============   ==============  ==============  ==============

                                                     GOVERNMENT        HIGH         INTERNATIONAL        MONEY        STRATEGIC
                                                     SECURITIES        YIELD            VALUE           MARKET         INCOME
                                                       SERIES         SERIES           SERIES           SERIES         SERIES
                                                  ---------------  --------------   --------------  --------------  --------------
Increase (decrease) in net assets:
From operations--
  Net investment income                           $    15,878,378  $   15,130,607   $      551,366  $    2,392,256  $    2,045,495
  Net realized gain (loss) on investments and
    foreign currency transactions                      11,650,902         505,983       (1,076,838)             --       1,279,593
  Net unrealized gain (loss) on investments and
    foreign currency translation                       (1,339,000)     26,638,683        4,898,170              --       2,609,693
                                                  ---------------  --------------   --------------  --------------  --------------
    Increase in net assets from operations        $    26,190,280  $   42,275,273   $    4,372,698  $    2,392,256  $    5,934,781
                                                  ---------------  --------------   --------------  --------------  --------------
Distributions declared to shareholders--
  From net investment income (Initial Class)      $   (36,917,647) $  (29,599,918)  $     (526,764) $   (2,268,736) $   (2,858,537)
  From net investment income (Service Class)           (6,290,519)     (5,353,220)         (21,942)       (123,520)       (697,541)
  From net realized gain on investments and
    foreign currency transactions (Initial Class)      (7,169,052)             --               --              --              --
  From net realized gain on investments and
    foreign currency transactions (Service Class)      (1,259,686)             --               --              --              --
                                                  ---------------  --------------   --------------  --------------  --------------
    Total distributions declared to shareholders  $   (51,636,904) $  (34,953,138)  $     (548,706) $   (2,392,256) $   (3,556,078)
                                                  ---------------  --------------   --------------  --------------  --------------
Net increase (decrease) in net assets from
    series share transactions                     $    19,918,799  $   54,398,393   $   (2,183,488) $ (136,686,953) $   12,632,003
                                                  ---------------  --------------   --------------  --------------  --------------
      Total increase (decrease) in net assets     $    (5,527,825) $   61,720,528   $    1,640,504  $ (136,686,953) $   15,010,706
Net assets--
  At beginning of period                            1,009,250,467     350,020,241       52,854,878     742,871,124      69,958,627
                                                  ---------------  --------------   --------------  --------------  --------------
  At end of period                                $ 1,003,722,642  $  411,740,769   $   54,495,382  $  606,184,171  $   84,969,333
                                                  ===============  ==============   ==============  ==============  ==============
Accumulated undistributed net investment income
  included in net assets at end of period         $    15,876,086  $   14,156,725   $      536,123  $           --  $    1,794,235
                                                  ===============  ==============   ==============  ==============  ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                     EMERGING        GLOBAL ASSET       GLOBAL           GLOBAL
                                                     BOND         MARKETS EQUITY     ALLOCATION       GOVERNMENTS     TOTAL RETURN
                                                    SERIES            SERIES           SERIES           SERIES           SERIES
                                                ---------------   --------------   --------------   --------------   --------------
Increase (decrease) in net assets:
From operations --
  Net investment income                         $    12,392,091   $      379,796   $    1,736,160   $    1,897,481   $    2,034,321
  Net realized gain (loss) on investments and
    foreign currency transactions                    (3,077,582)        (383,240)      (6,707,660)       2,401,336       (1,270,726)
  Net unrealized gain (loss) on investments
    and foreign currency translation                 11,152,251       (1,951,244)        (781,425)       6,361,734         (378,760)
                                                ---------------   --------------   --------------   --------------   --------------
    Increase (decrease) in net assets from
      operations                                $    20,466,760   $   (1,954,688)  $   (5,752,925)  $   10,660,551   $      384,835
                                                ---------------   --------------   --------------   --------------   --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $    (6,812,055)  $     (443,352)  $   (2,577,575)              --   $   (1,607,431)
  From net investment income (Service Class)           (864,050)         (20,475)         (38,458)              --          (63,012)
  From net realized gain on investments and
    foreign currency transactions
    (Initial Class)                                    (395,159)              --               --               --               --
  From net realized gain on investments and
    foreign currency transactions
    (Service Class)                                     (50,322)              --               --               --               --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Initial Class)                       (663,467)              --               --               --               --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Service Class)                        (84,490)              --               --               --               --
                                                ---------------   --------------   --------------   --------------   --------------
    Total distributions declared to
      shareholders                              $    (8,869,543)  $     (463,827)  $   (2,616,033)              --   $   (1,670,443)
                                                ---------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  from series share transactions                $    56,258,640   $    2,322,482   $  (14,631,862)  $   13,563,870   $   (2,539,460)
                                                ---------------   --------------   --------------   --------------   --------------
    Total increase (decrease) in net assets     $    67,855,857   $      (96,033)  $  (23,000,820)  $   24,224,421   $   (3,825,068)
Net assets --
  At beginning of year                              180,860,812       32,555,712       87,699,937       50,358,443       89,674,918
                                                ---------------   --------------   --------------   --------------   --------------
  At end of year                                $   248,716,669   $   32,459,679   $   64,699,117   $   74,582,864   $   85,849,850
                                                ===============   ==============   ==============   ==============   ==============
Accumulated undistributed net investment
  income included in net assets at end of year  $    13,106,586   $      193,828   $    1,023,173   $    3,469,642   $    2,071,002
                                                ===============   ==============   ==============   ==============   ==============

                                                  GOVERNMENT          HIGH          INTERNATIONAL        MONEY          STRATEGIC
                                                  SECURITIES          YIELD             VALUE           MARKET           INCOME
                                                    SERIES            SERIES           SERIES           SERIES           SERIES
                                                ---------------   --------------   --------------   --------------   --------------
Increase (decrease) in net assets:
From operations --
  Net investment income                         $    36,872,388   $   33,512,905   $      536,070   $    9,444,519   $    3,498,437
  Net realized gain (loss) on investments and
    foreign currency transactions                    13,227,418      (52,741,972)      (5,936,400)              --       (2,906,272)
  Net unrealized gain on investments and
    foreign currency translation                     29,822,285       27,397,612        1,715,389               --        3,985,813
                                                ---------------   --------------   --------------   --------------   --------------
    Increase (decrease) in net assets from
      operations                                $    79,922,091   $    8,168,545   $   (3,684,941)  $    9,444,519   $    4,577,978
                                                ---------------   --------------   --------------   --------------   --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $   (34,598,337)  $  (34,582,305)  $     (465,998)  $   (9,022,879)  $   (2,333,502)
  From net investment income (Service Class)         (2,992,380)      (3,023,477)         (17,107)        (421,640)        (315,293)
                                                ---------------   --------------   --------------   --------------   --------------
    Total distributions declared to
      shareholders                              $   (37,590,717)  $  (37,605,782)  $     (483,105)  $   (9,444,519)  $   (2,648,795)
                                                ---------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net assets from
  series share transactions                     $   240,578,202   $     (505,418)  $   (7,535,951)  $   19,570,019   $   17,632,001
                                                ---------------   --------------   --------------   --------------   --------------
    Total increase (decrease) in net assets     $   282,909,576   $  (29,942,655)  $  (11,703,997)  $   19,570,019   $   19,561,184
Net assets --
  At beginning of year                              726,340,891      379,962,896       64,558,875      723,301,105       50,397,443
                                                ---------------   --------------   --------------   --------------   --------------
  At end of year                                $ 1,009,250,467   $  350,020,241   $   52,854,878   $  742,871,124   $   69,958,627
                                                ===============   ==============   ==============   ==============   ==============
Accumulated undistributed net investment
  income included in net assets at end of year  $    43,205,874   $   33,979,256   $      533,463               --   $    3,304,818
                                                ===============   ==============   ==============   ==============   ==============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                  BOND SERIES
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                        YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                            JUNE 30, 2003      ------------------------------------------------      DECEMBER 31,
                                             (UNAUDITED)          2002         2001         2000         1999            1998*
INITIAL CLASS SHARES                        -------------      ---------    ---------    ---------    ---------      ------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period      $       11.85      $   11.34    $   10.91    $   10.36    $   10.69      $      10.00
                                            -------------      ---------    ---------    ---------    ---------      ------------
Income from investment operations#^^ --
  Net investment income^                    $        0.31      $    0.66    $    0.65    $    0.71    $    0.67      $       0.33
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     0.63           0.37         0.19         0.30        (0.85)             0.36
                                            -------------      ---------    ---------    ---------    ---------      ------------
      Total from investment operations      $        0.94      $    1.03    $    0.84    $    1.01    $   (0.18)     $       0.69
                                            -------------      ---------    ---------    ---------    ---------      ------------
Less distributions declared to
      shareholders
  From net investment income                $       (0.59)     $   (0.45)   $   (0.41)   $   (0.46)   $   (0.10)               --
  From net realized gain on investments
    and foreign currency transactions                  --          (0.03)          --           --        (0.05)               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --          (0.04)          --           --        (0.00)+++            --
                                            -------------      ---------    ---------    ---------    ---------      ------------
      Total distributions declared to
        shareholders                        $       (0.59)     $   (0.52)   $   (0.41)   $   (0.46)   $   (0.15)               --
                                            -------------      ---------    ---------    ---------    ---------      ------------
Net asset value -- end of period            $       12.20      $   11.85    $   11.34    $   10.91    $   10.36      $      10.69
                                            =============      =========    =========    =========    =========      ============
Total return@                                        8.04%++        9.53%        7.85%       10.18%       (1.69)%            6.90%++
Ratios (to average net assets)/
  Supplemental data^:
  Expenses##                                         0.70%+         0.68%        0.71%        0.72%        0.72%             1.03%+
  Net investment income^^                            5.17%+         5.87%        5.80%        6.85%        6.37%             4.88%+
Portfolio turnover                                     46%           130%         236%         252%         267%              161%
Net assets at end of period (000 Omitted)   $     236,267      $ 211,757    $ 170,392    $  75,961    $  52,141      $     19,595

  ^ The investment adviser voluntarily waived a portion of its fee for the Bond
    Series for the period indicated. If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:

    Net investment income                              --             --           --           --           --      $       0.33
    Ratios (to average net assets):
    Expenses ##                                        --             --           --           --           --              1.07%+
    Net investment income                              --             --           --           --           --              4.84%+

                                                                 BOND SERIES
                                              ---------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 JUNE 30,        YEAR ENDED    PERIOD ENDED
                                                   2003         DECEMBER 31,   DECEMBER 31,
SERVICE CLASS SHARES                           (UNAUDITED)          2002          2001**
                                              -------------     ------------   ------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period        $       11.81     $      11.32   $      11.19
                                              -------------     ------------   ------------
Income from investment operations#^^ --
  Net investment income                       $        0.29     $       0.63   $       0.22
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                       0.63             0.38          (0.09)
                                              -------------     ------------   ------------
      Total from investment operations        $        0.92     $       1.01   $       0.13
                                              -------------     ------------   ------------
Less distributions declared to shareholders
  From net investment income                  $       (0.58)    $      (0.45)            --
  From net realized gain on investments
    and foreign currency transactions                    --            (0.03)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                         --            (0.04)            --
                                              -------------     ------------   ------------
      Total distributions declared to
        shareholders                          $       (0.58)    $      (0.52)            --
                                              -------------     ------------   ------------
Net asset value -- end of period              $       12.15     $      11.81   $      11.32
                                              =============     ============   ============
Total return@                                          7.92%++          9.34%          1.16%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                           0.95%+           0.93%          0.96%+
  Net investment income^^                              4.90%+           5.62%          5.52%+
Portfolio turnover                                       46%             130%           236%
Net assets at end of period (000 Omitted)     $      50,588     $     36,960   $     10,468

   + Annualized.
  ++ Not Annualized.
 +++ Per share amount was less than $0.01.
   * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
  ** For the period from the inception of the Service Class shares, August 24,
     2001, through December 31, 2001.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                  EMERGING MARKETS EQUITY SERIES
                                                     ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED                        YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2003  ------------------------------------------------------------
INITIAL CLASS SHARES                                  (UNAUDITED)      2002        2001        2000           1999        1998
                                                     -------------  ---------   ---------   ---------      ---------   ---------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $    8.48    $    8.73   $    8.82   $   11.42      $    7.49   $   11.04
                                                       ---------    ---------   ---------   ---------      ---------   ---------
Income from investment operations# --
  Net investment income (loss)^                        $    0.12    $    0.09   $    0.14   $   (0.01)     $    0.04   $    0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           1.07        (0.24)      (0.23)      (2.59)          3.89       (3.30)
                                                       ---------    ---------   ---------   ---------      ---------   ---------
      Total from investment operations                 $    1.19    $   (0.15)  $   (0.09)  $   (2.60)     $    3.93   $   (3.21)
                                                       ---------    ---------   ---------   ---------      ---------   ---------
Less distributions declared to shareholders --
  From net investment income                           $   (0.06)   $   (0.10)  $      --   $   (0.00)+++  $      --   $   (0.13)
  From net realized gain on investments and
    foreign currency transactions                             --           --          --          --             --       (0.10)
  In excess of net investment income and
    foreign currency transactions                             --           --          --          --             --       (0.05)
  From paid in capital                                        --           --          --          --             --       (0.06)
                                                       ---------    ---------   ---------   ---------      ---------   ---------
      Total distributions declared to shareholders     $   (0.06)   $   (0.10)  $      --   $      --      $      --   $   (0.34)
                                                       ---------    ---------   ---------   ---------      ---------   ---------
Net asset value -- end of period                       $    9.61    $    8.48   $    8.73   $    8.82      $   11.42   $    7.49
                                                       =========    =========   =========   =========      =========   =========
Total return@                                              14.12%++     (1.88)%     (1.02)%    (22.76)%        52.47%     (29.98)%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                1.76%+       1.49%       1.62%       1.57%          1.60%       1.59%
  Net investment income                                     2.90%+       1.01%       1.63%      (0.12)%         0.44%       1.03%
Portfolio turnover                                            72%         246%        179%        149%           137%         92%
Net assets at end of period (000 Omitted)              $  30,270    $  30,393   $  32,175   $  36,345      $  38,139   $  17,119

                                                            EMERGING MARKETS EQUITY SERIES
                                                     --------------------------------------------
                                                       SIX MONTHS
                                                     ENDED JUNE 30,    YEAR ENDED    PERIOD ENDED
                                                         2003         DECEMBER 31,   DECEMBER 31,
SERVICE CLASS SHARES                                  (UNAUDITED)         2002           2001*
                                                     --------------   ------------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                 $    8.45       $    8.72      $    8.35
                                                       ---------       ---------      ---------
Income from investment operations# --
  Net investment income                                $    0.11       $    0.06           0.00+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           1.06           (0.23)          0.37
                                                       ---------       ---------      ---------
      Total from investment operations                 $    1.17       $   (0.17)     $    0.37
                                                       ---------       ---------      ---------
Less distributions declared to shareholders
  From net investment income                           $   (0.04)      $   (0.10)     $      --
                                                       ---------       ---------      ---------
Net asset value -- end of period                       $    9.58       $    8.45      $    8.72
                                                       =========       =========      =========
Total return@                                              13.94%++        (2.12)%         4.43%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                2.01%+          1.74%          1.87%+
  Net investment income                                     2.68%+          0.70%          0.22%+
Portfolio turnover                                            72%            246%           179%
Net assets at end of period (000 Omitted)              $   2,255       $   2,066      $     381

   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   * For the period from the inception of the Service Class shares, August 24, 2001 through December 31, 2001.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                            GLOBAL ASSET ALLOCATION SERIES
                                                     ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                         ENDED                         YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2003    ----------------------------------------------------------
INITIAL CLASS SHARES                                  (UNAUDITED)       2002        2001        2000         1999        1998
                                                     -------------    ---------   ---------   ---------    ---------   ---------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                 $   10.60      $   11.76   $   14.96   $   16.19    $   14.45   $   14.54
                                                       ---------      ---------   ---------   ---------    ---------   ---------
Income from investment operations#^ --
  Net investment income                                $    0.13      $    0.25   $    0.31   $    0.46    $    0.35   $    0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.78          (1.04)      (1.52)      (0.83)        2.20        0.54
                                                       ---------      ---------   ---------   ---------    ---------   ---------
      Total from investment operations                 $    0.91      $   (0.79)  $   (1.21)  $   (0.37)   $    2.55   $    1.01
                                                       ---------      ---------   ---------   ---------    ---------   ---------
Less distributions declared to shareholders --
  From net investment income                           $   (0.32)     $   (0.37)  $   (0.68)  $   (0.73)   $   (0.78)  $   (0.50)
  From net realized gain on investments and
    foreign currency transactions                             --             --       (1.19)      (0.13)       (0.03)      (0.60)
  In excess of net realized gain on investments
    and foreign currency transactions                         --             --          --          --           --       (0.12)
                                                       ---------      ---------   ---------   ---------    ---------   ---------
      Total distributions declared to shareholders     $   (0.32)     $   (0.37)  $   (1.99)  $   (0.86)   $   (0.81)  $   (1.10)
                                                       ---------      ---------   ---------   ---------    ---------   ---------
Net asset value -- end of period                       $   11.19      $   10.60   $   11.76   $   14.96    $   16.19   $   14.45
                                                       =========      =========   =========   =========    =========   =========
Total return@                                               8.68%++^^     (6.94)%     (8.89)%     (2.31)%      18.48%       6.60%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.96%+         0.91%       0.95%       0.90%        0.89%       0.90%
  Net investment income^                                    2.37%+         2.30%       2.38%       2.93%        2.44%       3.21%
Portfolio turnover                                            41%           163%        137%        144%         180%        163%
Net assets at end of period (000 Omitted)              $  61,528      $  62,825   $  87,195   $ 115,411    $ 125,074   $ 126,641

                                                           GLOBAL ASSET ALLOCATION SERIES
                                                     ------------------------------------------
                                                      SIX MONTHS
                                                     ENDED JUNE 30,   YEAR ENDED      PERIOD
                                                         2003        DECEMBER 31,  DECEMBER 31,
SERVICE CLASS SHARES                                  (UNAUDITED)       2002          2001*
                                                     --------------  ------------  ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                 $   10.57      $   11.77    $   12.01
                                                       ---------      ---------    ---------
Income from investment operations#^ --
  Net investment income                                $    0.11      $    0.23    $    0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.78          (1.06)       (0.31)
                                                       ---------      ---------    ---------
      Total from investment operations                 $    0.89      $   (0.83)   $   (0.24)
                                                       ---------      ---------    ---------
Less distributions declared to shareholders --
  From net investment income                           $   (0.30)     $   (0.37)   $      --
  From net realized gain on investments and foreign
    currency transactions                                     --             --           --
                                                       ---------      ---------    ---------
      Total distributions declared to shareholders     $   (0.30)     $   (0.37)   $      --
                                                       ---------      ---------    ---------
Net asset value -- end of period                       $   11.16      $   10.57    $   11.77
                                                       =========      =========    =========
Total return@                                               8.53%++^^     (7.14)%      (1.99)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.21%+         1.16%        1.20%+
  Net investment income^                                    2.15%+         2.08%        1.65%+
Portfolio turnover                                            41%           163%         137%
Net assets at end of period (000 Omitted)              $   2,375      $   1,874    $     505

  + Annualized.
 ++ Not Annualized.
  * For the period from the inception of the Service Class, August 24, 2001, through December 31, 2001.
  # Per share data are based on average assets outstanding
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, and increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.08%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ^^ The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the six months ended June 30, 2003 for the Initial Class and Service Class would have been 8.52% and 8.34%, respectively.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                GLOBAL GOVERNMENTS SERIES
                                                       ----------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                        YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003    -----------------------------------------------------------
INITIAL CLASS SHARES                                    (UNAUDITED)       2002       2001        2000          1999        1998
                                                       -------------    --------   ---------   ---------     ---------    ---------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                  $       11.75    $   9.74   $    9.95   $   10.27     $   12.23    $   10.72
                                                       -------------    --------   ---------   ---------     ---------    ---------
Income from investment operations#^ --
  Net investment income                                $        0.17    $   0.35   $    0.38   $    0.50     $    0.50    $    0.53
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               0.82        1.66       (0.59)      (0.40)        (1.11)        1.11
                                                       -------------    --------   ---------   ---------     ---------    ---------
      Total from investment operations                 $        0.99    $   2.01   $   (0.21)  $    0.10     $   (0.61)   $    1.64
                                                       -------------    --------   ---------   ---------     ---------    ---------
Less distributions declared to shareholders --
  From net investment income                           $       (0.62)   $     --   $      --   $   (0.42)    $   (1.01)   $   (0.13)
  From net realized gain on investments and foreign
    currency transactions                                         --          --          --          --         (0.34)          --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --          --          --          --         (0.00)+++       --
  From paid-in capital                                            --          --          --       (0.00)+++        --           --
                                                       -------------    --------   ---------   ---------     ---------    ---------
      Total distributions declared to shareholders     $       (0.62)   $     --   $      --   $   (0.42)    $   (1.35)   $   (0.13)
                                                       -------------    --------   ---------   ---------     ---------    ---------
Net asset value -- end of period                       $       12.12    $  11.75   $    9.74   $    9.95     $   10.27    $   12.23
                                                       =============    ========   =========   =========     =========    =========
Total return@                                                   8.44%++    20.64%      (2.11)%      1.22%        (5.18)%      15.46%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.95%+      0.93%       0.98%       0.94%         0.90%        0.88%
  Net investment income^                                        2.82%+      3.36%       3.81%       5.11%         4.55%        4.75%
Portfolio turnover                                                68%        120%         67%        131%          176%         315%
Net assets at end of period(000 Omitted)               $      75,219    $ 70,613   $  50,189   $  61,441     $  74,318    $  99,220

                                                                         GLOBAL GOVERNMENTS SERIES
                                                            ----------------------------------------------------
                                                              SIX MONTHS
                                                            ENDED JUNE 30,         YEAR ENDED      PERIOD ENDED
                                                                 2003             DECEMBER 31,      DECEMBER 31,
SERVICE CLASS SHARES                                          (UNAUDITED)             2002              2001*
                                                            ---------------     ---------------   --------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                       $         11.71     $          9.73   $         9.98
                                                            ---------------     ---------------   --------------
Income from investment operations#^
  Net investment income                                     $          0.16     $          0.33   $         0.12
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                  0.81                1.65            (0.37)
                                                            ---------------     ---------------   --------------
      Total from investment operations                      $          0.97     $          1.98   $        (0.25)
                                                            ---------------     ---------------   --------------
Less distributions declared to shareholders --
  From net investment income                                $         (0.61)    $            --   $           --
  From net realized gain on investments and foreign
    currency transactions                                                --                  --               --
  In excess of net realized gain on investments and
    foreign currency transactions                                        --                  --               --
  From paid-in capital                                                   --                  --               --
                                                            ---------------     ---------------   --------------
      Total distributions declared to shareholders          $         (0.61)    $            --   $           --
                                                            ---------------     ---------------   --------------
Net asset value -- end of period                            $         12.07     $         11.71   $         9.73
                                                            ===============     ===============   ==============
Total return@                                                          8.30%++            20.35%           (2.51)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.20%+              1.18%            1.23%+
  Net investment income^                                               2.58%+              3.03%            3.34%+
Portfolio turnover                                                       68%                120%              67%
Net assets at end of period (000 Omitted)                   $         5,724     $         3,969   $          169

   + Annualized.
  ++ Not Annualized.
 +++ Per share amount was less than $0.01.
   * For the period from the inception of the Service Class, August 24 2001, through December 31, 2001.
   # Per share data are based on average assets outstanding
  ## Rations do not reflect reductions from fees paid indirectly.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
   ^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).


                                                                                        GLOBAL TOTAL RETURN SERIES
                                                       --------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                         YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003   ----------------------------------------------------------
INITIAL CLASS SHARES                                    (UNAUDITED)       2002       2001         2000        1999        1998
                                                       -------------   ---------   ---------    ---------   ---------   ---------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                  $      13.11   $   13.28   $   15.74    $   16.65   $   16.61   $   14.70
                                                        ------------   ---------   ---------    ---------   ---------   ---------
Income from investment operations#^ --
  Net investment income                                 $       0.16   $    0.31   $    0.31    $    0.50   $    0.39   $    0.38
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               1.05       (0.23)      (1.24)      (0.16)        0.90        2.26
                                                        ------------   ---------   ---------    ---------   ---------   ---------
      Total from investment operations                  $       1.21   $    0.08   $   (0.93)   $    0.34   $    1.29   $    2.64
                                                        ------------   ---------   ---------    ---------   ---------   ---------
Less distributions declared to shareholders
  From net investment income                            $      (0.36)  $   (0.25)  $   (0.61)   $   (0.37)  $   (0.52)  $   (0.32)
  From net realized gain on investments and foreign
    currency transactions                                         --          --       (0.92)       (0.88)      (0.73)      (0.41)

  In excess of net realized gain on investments                   --          --       (0.00)**       --           --          --
                                                        ------------   ---------   ---------    ---------   ---------   ---------
      Total distributions declared to shareholders      $      (0.36)   $  (0.25)  $   (1.53)   $   (1.25)  $   (1.25)  $   (0.73)
                                                        ------------   ---------   ---------    ---------   ---------   ---------
Net asset value -- end of period                        $      13.96   $   13.11   $   13.28    $   15.74   $   16.65   $   16.61
                                                        ============   =========   =========    =========   =========   =========
Total return@                                                   9.42%++     0.58%      (6.17)%       2.28%       8.43%      18.37%

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.96%+      0.90%       0.91%        0.91%       0.89%       0.93%
  Net investment income^                                        2.48%+      2.34%       2.19%        3.13%       2.48%       2.44%
Portfolio turnover                                                51%         84%         66%          86%        116%        141%
Net assets at end of period (000 Omitted)               $     83,763   $  80,150   $  88,199    $ 101,692   $ 107,099   $  99,955

                                                                        GLOBAL TOTAL RETURN SERIES
                                                            ----------------------------------------------------
                                                              SIX MONTHS
                                                            ENDED JUNE 30,         YEAR ENDED      PERIOD ENDED
                                                                 2003             DECEMBER 31,      DECEMBER 31,
SERVICE CLASS SHARES                                          (UNAUDITED)             2002              2001*
                                                            ---------------     ---------------   --------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                      $         13.08     $       13.28     $        13.58
                                                            ---------------     ---------------   --------------
Income from investment operations#^ --
  Net investment income                                     $          0.15     $        0.27     $         0.09
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                  1.04             (0.22)             (0.39)+++
                                                            ---------------     ---------------   --------------

      Total from investment operations                      $          1.19     $        0.05     $        (0.30)
                                                            ---------------     ---------------   --------------
Less distributions declared to shareholders
  From net investment income                                $         (0.34)    $       (0.25)    $           --
                                                            ---------------     ---------------   --------------
      Total distributions declared to shareholders          $         (0.34)    $       (0.25)    $           --
                                                            ---------------     ---------------   --------------
Net asset value  end of period                              $         13.93     $       13.08     $        13.28
                                                            ===============     ===============   ==============
Total return@                                                          9.21%++           0.41%             (2.20)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.21%+            1.15%              1.16%+
  Net investment income^                                               2.24%+            2.10%              1.82%+
Portfolio turnover                                                       51%               84%                66%
Net assets at end of period (000 Omitted)                   $         6,840     $       5,699     $        1,476

   + Annualized.
  ++ Not Annualized.
 +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becaue of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  ** Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                        See notes to financial statements

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                 GOVERNMENT SECURITIES SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED              YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 2003       -----------------------------
INITIAL CLASS SHARES                                                    (UNAUDITED)            2002             2001
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $       13.85       $      13.28     $      13.11
                                                                       -------------       ------------     ------------
Income from investment operations#^ --
  Net investment income                                                $        0.22       $       0.58     $       0.73
  Net realized and unrealized gain (loss) on investments                        0.13               0.67             0.22
                                                                       -------------       ------------     ------------
      Total from investment operations                                 $        0.35       $       1.25     $       0.95
                                                                       -------------       ------------     ------------
Less distributions declared to shareholders--
  From net investment income                                           $       (0.59)      $      (0.68)    $      (0.78)
  From net realized gain on investments                                        (0.12)                --               --
                                                                       -------------       ------------     ------------
      Total distributions declared to shareholders                     $       (0.71)      $      (0.68)    $      (0.78)
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $       13.49       $      13.85     $      13.28
                                                                       =============       ============     ============
Total return@                                                                   2.53%++            9.80%            7.47%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                    0.63%+             0.60%            0.62%
  Net investment income^                                                        3.13%+             4.33%            5.55%
Portfolio turnover                                                                25%               157%              97%
Net assets at end of period (000 Omitted)                              $     847,235       $    877,180     $    696,167

                                                                                GOVERNMENT SECURITIES SERIES
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
INITIAL CLASS SHARES                                                       2000             1999             1998
                                                                       ------------     ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $      12.48     $      13.40     $      13.04
                                                                       ------------     ------------     ------------
Income from investment operations#^ --
  Net investment income                                                $       0.81     $       0.81     $       0.77
  Net realized and unrealized gain (loss) on investments                       0.62            (1.06)            0.32
                                                                       ------------     ------------     ------------
      Total from investment operations                                 $       1.43     $      (0.25)    $       1.09
                                                                       ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                           $      (0.80)    $      (0.67)    $      (0.73)
  From net realized gain on investments                                          --               --               --
                                                                       ------------     ------------     ------------
      Total distributions declared to shareholders                     $      (0.80)    $      (0.67)    $      (0.73)
                                                                       ------------     ------------     ------------
Net asset value -- end of period                                       $      13.11     $      12.48     $      13.40
                                                                       ============     ============     ============
Total return@                                                                 12.11%           (1.88)%           8.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.62%            0.61%            0.62%
  Net investment income^                                                       6.47%            6.30%            5.82%
Portfolio turnover                                                               70%              83%             107%
Net assets at end of period (000 Omitted)                              $    567,008     $    510,760     $    457,474

                                                                                   GOVERNMENT SECURITIES SERIES
                                                                         -------------------------------------------------
                                                                          SIX MONTHS
                                                                             ENDED            YEAR ENDED      PERIOD ENDED
                                                                         JUNE 30, 2003       DECEMBER 31,     DECEMBER 31,
SERVICE CLASS SHARES                                                      (UNAUDITED)            2002            2001*
                                                                         -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $       13.81       $      13.27     $      13.06
                                                                         -------------       ------------     ------------
Income from investment operations#^ --
  Net investment income                                                  $        0.19       $       0.51     $       0.28
  Net realized and unrealized gain (loss) on investments                          0.14               0.71            (0.07)
                                                                         -------------       ------------     ------------
      Total from investment operations                                   $        0.33       $       1.22     $       0.21
                                                                         -------------       ------------     ------------
Less distributions declared to shareholders--
  From net investment income                                             $       (0.57)      $      (0.68)          $   --
  From net realized gain on investments                                          (0.12)                --               --
                                                                         -------------       ------------     ------------
      Total distributions declared to shareholders                       $       (0.69)      $      (0.68)          $   --
                                                                         -------------       ------------     ------------
Net asset value -- end of period                                         $       13.45       $      13.81     $      13.27
                                                                         =============       ============     ============
Total return                                                                      2.40%++            9.55%            1.61%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                      0.88%+             0.85%            0.87%+
  Net investment income^                                                          2.80%+             3.86%            5.52%+
Portfolio turnover                                                                  25%               157%              97%
Net assets at end of period (000 Omitted)                                $     156,487       $    132,071     $     30,174

  + Annualized.
 ++ Not annualized.
  * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                       HIGH YIELD SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED              YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 2003       -----------------------------
INITIAL CLASS SHARES                                                    (UNAUDITED)            2002             2001
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $        6.56       $       7.05     $       7.63
                                                                       -------------       ------------     ------------
Income from investment operations#^ --
  Net investment income                                                $        0.27       $       0.61     $       0.73
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                            0.49              (0.42)           (0.57)
                                                                       -------------       ------------     ------------
      Total from investment operations                                 $        0.76       $       0.19     $       0.16
                                                                       -------------       ------------     ------------
Less distributions declared to shareholders from net investment
    income                                                             $       (0.63)      $      (0.68)    $      (0.74)
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $        6.69       $       6.56     $       7.05
                                                                       =============       ============     ============
Total return@                                                                  11.75%++            2.70%            1.80%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                    0.84%+             0.82%            0.84%
  Net investment income^                                                        8.17%+             9.15%            9.93%
Portfolio turnover                                                                40%                75%              58%
Net assets at end of period (000 Omitted)                              $     343,049       $    305,487     $    367,973

                                                                                     HIGH YIELD SERIES
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
INITIAL CLASS SHARES                                                       2000             1999             1998
                                                                       ------------     ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $       9.02     $       9.16     $       9.71
                                                                       ------------     ------------     ------------
Income from investment operations#^ --
  Net investment income                                                $       0.84     $       0.83     $       0.83
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          (1.39)           (0.20)           (0.75)
                                                                       ------------     ------------     ------------
      Total from investment operations                                 $      (0.55)    $       0.63     $       0.08
                                                                       ------------     ------------     ------------
Less distributions declared to shareholders from net investment
  income                                                               $      (0.84)    $      (0.77)    $      (0.63)
                                                                       ------------     ------------     ------------
Net asset value -- end of period                                       $       7.63     $       9.02     $       9.16
                                                                       ============     ============     ============
Total return@                                                                 (6.79)%           6.92%            0.58%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.83%            0.83%            0.82%
  Net investment income^                                                       9.96%            9.10%            8.78%
Portfolio turnover                                                               56%              86%             135%
Net assets at end of period (000 Omitted)                              $    333,042     $    355,100     $    326,232

                                                                                         HIGH YIELD SERIES
                                                                         -------------------------------------------------
                                                                          SIX MONTHS
                                                                             ENDED            YEAR ENDED      PERIOD ENDED
                                                                         JUNE 30, 2003       DECEMBER 31,     DECEMBER 31,
SERVICE CLASS SHARES                                                      (UNAUDITED)            2002            2001*
                                                                         -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $        6.53       $       7.04     $       7.09
                                                                         -------------       ------------     ------------
Income from investment operations#^ --
  Net investment income                                                  $        0.26       $       0.58     $       0.25
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                              0.50              (0.41)           (0.30)
                                                                         -------------       ------------     ------------
      Total from investment operations                                   $        0.76       $       0.17     $      (0.05)
                                                                         -------------       ------------     ------------
Less distributions declared to shareholders from net investment
  income                                                                 $       (0.62)      $      (0.68)    $         --
                                                                         -------------       ------------     ------------
Net asset value -- end of period                                         $        6.67       $       6.53     $       7.04
                                                                         =============       ============     ============
Total return                                                                     11.82%++            2.37%            1.66%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                      1.09%+             1.07%            1.09%+
  Net investment income^                                                          7.92%+             8.99%            9.55%+
Portfolio turnover                                                                  40%                75%              58%
Net assets at end of period (000 Omitted)                                $      68,692       $     44,533     $     11,990

  + Annualized.
 ++ Not annualized.
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial class for the year ending December 31, 2001, was to decrease net investment income by $0.01, increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by 0.01%. The effect of this change on the Service class for the period ending December 31, 2001was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets decreased by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                  INTERNATIONAL VALUE SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED              YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 2003       -----------------------------
INITIAL CLASS SHARES                                                    (UNAUDITED)            2002             2001
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $        9.28       $       9.93     $      13.16
                                                                       -------------       ------------     ------------
Income from investment operations# --
  Net investment income                                                $        0.10       $       0.09     $       0.08
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                      $        0.73       $      (0.66)    $      (1.89)
                                                                       -------------       ------------     ------------
      Total from investment operations                                 $        0.83       $      (0.57)    $      (1.81)
                                                                       -------------       ------------     ------------
Less distributions declared to shareholders
  From net investment income                                           $       (0.10)      $      (0.08)    $      (0.24)
  From net realized gain on investments and foreign currency
    transactions                                                                  --                 --            (1.12)
  In excess of net realized gain on investments and foreign
    currency transactions                                                         --                 --            (0.06)
                                                                       -------------       ------------     ------------
      Total distributions declared to shareholders                     $       (0.10)      $      (0.08)    $      (1.42)
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $       10.01       $       9.28     $       9.93
                                                                       =============       ============     ============
Total return@                                                                   9.01%++           (5.86)%         (14.63)%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                    1.29%+             1.24%            1.23%
  Net investment income                                                         2.18%+             0.91%            0.76%
Portfolio turnover                                                                44%                80%             112%
Net assets at end of period (000 omitted)                              $      51,133       $     50,609     $     64,134

                                                                                 INTERNATIONAL VALUE SERIES
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
INITIAL CLASS SHARES                                                       2000             1999             1998
                                                                       ------------     ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $      14.97     $      13.19     $      11.17
                                                                       ------------     ------------     ------------
Income from investment operations# --
  Net investment income                                                $       0.25     $       0.12     $       0.10
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                      $      (0.58)    $       2.07     $       2.31
                                                                       ------------     ------------     ------------
      Total from investment operations                                 $      (0.33)    $       2.19     $       2.41
                                                                       ------------     ------------     ------------
Less distributions declared to shareholders
  From net investment income                                           $      (0.12)    $      (0.09)    $      (0.11)
  From net realized gain on investments and foreign currency
    transactions                                                              (1.36)           (0.32)           (0.28)
  In excess of net realized gain on investments and foreign
    currency transactions                                                        --               --               --
                                                                       ------------     ------------     ------------
      Total distributions declared to shareholders                     $      (1.48)    $      (0.41)    $      (0.39)
                                                                       ------------     ------------     ------------
Net asset value -- end of period                                       $      13.16     $      14.97     $      13.19
                                                                       ============     ============     ============
Total return@                                                                 (2.33)%          17.20%           21.68%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                   1.21%            1.16%            1.16%
  Net investment income                                                        1.81%            0.96%            0.79%
Portfolio turnover                                                               80%             103%              54%
Net assets at end of period (000 omitted)                              $     82,942     $     84,569     $    7 5,410

                                                                                  INTERNATIONAL VALUE SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED            YEAR ENDED      PERIOD ENDED
                                                                       JUNE 30, 2003       DECEMBER 31,     DECEMBER 31,
SERVICE CLASS SHARES                                                    (UNAUDITED)            2002            2001*
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $        9.27       $       9.93     $      10.57
                                                                       -------------       ------------     ------------
Income from investment operations# --
  Net investment income (loss)                                         $        0.09       $       0.04     $      (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                      $        0.73       $      (0.62)    $      (0.63)+++
                                                                       -------------       ------------     ------------
      Total from investment operations                                 $        0.82       $      (0.58)    $      (0.64)
                                                                       -------------       ------------     ------------
Less distributions declared to shareholders
  From net investment income                                           $       (0.08)      $      (0.08)    $         --
                                                                       -------------       ------------     ------------
      Total distributions declared to shareholders                     $       (0.08)      $      (0.08)    $         --
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $       10.01       $       9.27     $       9.93
                                                                       =============       ============     ============
Total return@                                                                   8.93%++           (5.97)%          (6.05)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                    1.54%+             1.49%            1.48%+
  Net investment income (loss)                                                  2.03%+             0.44%           (0.17)%+
Portfolio turnover                                                                44%                80%             112%
Net assets at end of period (000 omitted)                              $       3,362       $      2,246     $        425

   + Annualized.
  ++ Not annualized.
 +++ The per share amount is not in accordance with the net realized and unrealized gain/ loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.) Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                     MONEY MARKET SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED              YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 2003       -----------------------------
INITIAL CLASS SHARES                                                    (UNAUDITED)            2002             2001
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $        1.00       $       1.00     $       1.00
                                                                       -------------       ------------     ------------
Income from investment operations# --
  Net investment income                                                $        0.00+++    $       0.01     $       0.04
                                                                       -------------       ------------     ------------
Less distributions from net investment income                          $       (0.00)+++   $      (0.01)    $      (0.04)
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $        1.00       $       1.00     $       1.00
                                                                       =============       ============     ============
Total return@                                                                   0.35%++            1.27%            3.78%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                    0.59%+             0.57%            0.57%
  Net investment income                                                         0.71%+             1.27%            3.56%
Net assets at end of period (000 Omitted)                              $     557,787       $    690,127     $    702,808

                                                                                    MONEY MARKET SERIES
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
INITIAL CLASS SHARES                                                       2000             1999             1998
                                                                       ------------     ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $       1.00     $       1.00     $       1.00
                                                                       ------------     ------------     ------------
Income from investment operations# --
  Net investment income                                                $       0.06     $       0.05     $       0.05
                                                                       ------------     ------------     ------------
Less distributions from net investment income                          $      (0.06)    $      (0.05)    $      (0.05)
                                                                       ------------     ------------     ------------
Net asset value -- end of period                                       $       1.00     $       1.00     $       1.00
                                                                       ============     ============     ============
Total return@                                                                  5.95%            4.66%            5.02%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.58%            0.57%            0.56%
  Net investment income                                                        5.76%            4.57%            4.94%
Net assets at end of period (000 Omitted)                              $    476,370     $    501,914     $    465,545

                                                                                     MONEY MARKET SERIES
                                                                       --------------------------------------------------
                                                                         SIX MONTHS
                                                                       ENDED JUNE 30,        YEAR ENDED      PERIOD ENDED
                                                                            2003            DECEMBER 31,     DECEMBER 31,
SERVICE CLASS SHARES                                                    (UNAUDITED)             2002            2001*
                                                                       --------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $         1.00       $       1.00     $       1.00
                                                                       --------------       ------------     ------------
Income from investment operations# --
  Net investment income                                                $         0.00+++    $       0.01     $       0.01
                                                                       --------------       ------------     ------------
Less distributions from net investment income                          $        (0.00)+++   $      (0.01)    $      (0.01)
                                                                       --------------       ------------     ------------
Net asset value -- end of period                                       $         1.00       $       1.00     $       1.00
                                                                       ==============       ============     ============
Total return@                                                                    0.23%++            1.02%            0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     0.84%+             0.82%            0.82%+
  Net investment income                                                          0.46%+             0.99%            3.31%+
Net assets at end of period (000 Omitted)                              $       48,397       $     52,745     $     20,493

   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                    STRATEGIC INCOME SERIES
                                                                       -------------------------------------------------
                                                                        SIX MONTHS
                                                                       ENDED JUNE 30,         YEAR ENDED DECEMBER 31,
                                                                           2003            -----------------------------
INITIAL CLASS SHARES                                                    (UNAUDITED)            2002             2001
                                                                       -------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $       10.31       $      10.04     $      10.10
                                                                       -------------       ------------     ------------
Income from investment operations# --
  Net investment income^                                               $        0.28       $       0.57     $       0.67
  Net realized and unrealized loss on investments and
    foreign currency                                                            0.54               0.16            (0.34)
                                                                       -------------       ------------     ------------
      Total from investment operations                                 $        0.82       $       0.73     $       0.33
                                                                       -------------       ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                           $       (0.49)      $      (0.46)    $      (0.35)
  From net realized gain on investments and foreign currency
    transactions                                                                  --                 --            (0.03)
  In excess of net realized gain on investments and foreign
    currency transactions                                                         --                 --            (0.01)
                                                                       -------------       ------------     ------------
      Total distributions declared to shareholders                     $       (0.49)      $      (0.46)    $      (0.39)
                                                                       -------------       ------------     ------------
Net asset value -- end of period                                       $       10.64       $      10.31     $      10.04
                                                                       =============       ============     ============
Total return@                                                                   8.01%++            7.52%            3.31%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                    0.89%+             0.86%            1.01%
  Net investment income                                                         5.42%+             5.74%            6.69%
Portfolio turnover                                                                76%               137%             179%
Net assets at end of period (000 Omitted)                              $      67,498       $     56,980     $     47,813

  ^ The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated.
    If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

  Net investment income                                                           --                 --               --
  Ratios (to average net assets):
    Expenses##                                                                    --                 --               --
    Net investment income                                                         --                 --               --

                                                                          YEAR ENDED DECEMBER 31,        PERIOD ENDED
                                                                       -----------------------------     DECEMBER 31,
INITIAL CLASS SHARES                                                       2000                1999         1998*
                                                                       ------------     ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $      10.25     $      10.04     $      10.00**
                                                                       ------------     ------------     ------------
Income from investment operations# --
  Net investment income^                                               $       0.79     $       0.70     $       0.42
  Net realized and unrealized loss on investments and
    foreign currency                                                          (0.51)           (0.25)           (0.38)
                                                                       ------------     ------------     ------------
      Total from investment operations                                 $       0.28     $       0.45     $       0.04
                                                                       ------------     ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                           $      (0.43)    $      (0.14)    $         --
  From net realized gain on investments and foreign currency
    transactions                                                                 --            (0.04)              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                        --            (0.06)              --
                                                                       ------------     ------------     ------------
      Total distributions declared to shareholders                     $      (0.43)    $      (0.24)    $         --
                                                                       ------------     ------------     ------------
Net asset value -- end of period                                       $      10.10     $      10.25     $      10.04
                                                                       ============     ============     ============
Total return@                                                                  2.87%            4.61%            0.40%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                   0.98%            1.08%            1.29%+
  Net investment income                                                        7.90%            6.90%            6.52%+
Portfolio turnover                                                              107%             150%             182%
Net assets at end of period (000 Omitted)                              $     33,323     $     19,683     $      7,780

  ^ The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated.
    If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

  Net investment income                                                          --               --     $       0.41
  Ratios (to average net assets):
    Expenses##                                                                   --               --             1.42%+
    Net investment income                                                        --               --             6.41%+

                                                                                    STRATEGIC INCOME SERIES
                                                                       --------------------------------------------------
                                                                         SIX MONTHS
                                                                       ENDED JUNE 30,        YEAR ENDED      PERIOD ENDED
                                                                            2003            DECEMBER 31,     DECEMBER 31,
SERVICE CLASS SHARES                                                     (UNAUDITED)            2002           2001***
                                                                       --------------       ------------     ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                 $        10.28       $      10.03     $       9.91
                                                                       --------------       ------------     ------------
Income from investment operations# --
  Net investment income^                                               $         0.27       $       0.53     $       0.21
  Net realized and unrealized loss on investments and foreign
    currency                                                                     0.52               0.18            (0.09)
                                                                       --------------       ------------     ------------
      Total from investment operations                                 $         0.79       $       0.71     $       0.12
                                                                       --------------       ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                           $        (0.47)      $      (0.46)    $         --
                                                                       --------------       ------------     ------------
      Total distributions declared to shareholders                     $        (0.47)      $      (0.46)    $         --
                                                                       --------------       ------------     ------------
Net asset value -- end of period                                       $        10.60       $      10.28     $      10.03
                                                                       ==============       ============     ============
Total return@                                                                    7.80%++            7.31%            3.20%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                     1.14%+             1.11%            1.26%+
  Net investment income                                                          5.18%+             5.41%            6.00%+
Portfolio turnover                                                                 76%               137%             179%
Net assets at end of period (000 Omitted)                              $       17,472       $     12,979     $      2,585

   + Annualized.
  ++ Not annualized.
   * For the period from the commencement of the series' investment operations, May 6, 1998 through December 31, 1998.
  ** Net asset value on date of commencement of operations.
 *** For the period from the commencement of the Service Class Shares,
     August 24, 2001, through December 31, 2001.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
   ^ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income
     (loss) per share by $(0.01), and increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by (0.06)%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Asset Allocation Series*, Global Governments Series*, Global Growth Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Value Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Government Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Forward contracts and currency options will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations), futures contracts and options in the series' portfolios for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements -- Certain series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts -- Certain series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Certain series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Certain series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced under this arrangement as noted below. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                         BOND    EMERGING MARKETS      GLOBAL ASSET     GLOBAL GOVERNMENT   GLOBAL TOTAL
                                        SERIES     EQUITY SERIES    ALLOCATION SERIES        SERIES         RETURN SERIES
          ---------------------------------------------------------------------------------------------------------------
          Balance credits               $  770   $             --   $              65   $              --   $         168
          Directed brokerage credits        --                 --                 166                  --              --
                                        ------   ----------------   -----------------   -----------------   -------------
          Total                         $  770   $             --   $              23   $              --   $         168
                                        ======   ================   =================   =================   =============

                                            GOVERNMENT      HIGH YIELD   INTERNATIONAL     STRATEGIC
                                        SECURITIES SERIES     SERIES     VALUE SERIES    INCOME SERIES
          --------------------------------------------------------------------------------------------
          Balance credits               $           1,186   $    2,955   $          13   $         548
          Directed brokerage credits                   --           --              --              --
                                        -----------------   ----------   -------------   -------------
          Total                         $           1,186   $    2,955   $          13   $         548
                                        =================   ==========   =============   =============

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 were as follows:

               BOND SERIES                                                    DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $       8,505,896   $       4,112,856
               Long-term capital gain                                                   363,647                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $       8,869,543   $       4,112,856
                                                                              =================   =================

               EMERGING MARKETS EQUITY SERIES                                 DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $         463,827   $              --
               Long-term capital gain                                                        --                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $         463,827   $              --
                                                                              =================   =================

               GLOBAL ASSET ALLOCATION SERIES                                 DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $       2,616,033   $       6,671,739
               Long-term capital gain                                                        --           7,880,554
                                                                              -----------------   -----------------
               Total distributions declared                                   $       2,616,033   $      14,552,293
                                                                              =================   =================

               GLOBAL GOVERNMENT SERIES                                       DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $              --   $              --
               Long-term capital gain                                                        --                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $              --   $              --
                                                                              =================   =================

               GLOBAL TOTAL RETURN SERIES                                     DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $       1,670,443   $       3,964,049
               Long-term capital gain                                                        --           5,860,343
                                                                              -----------------   -----------------
               Total distributions declared                                   $       1,670,443   $       9,824,392
                                                                              =================   =================

               GOVERNMENT SECURITIES SERIES                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $      37,590,717   $      33,875,836
               Long-term capital gain                                                        --                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $      37,590,717   $      33,875,836
                                                                              =================   =================

               HIGH YIELD SERIES                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $      37,605,782   $      34,466,446
               Long-term capital gain                                                        --                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $      37,605,782   $      34,466,446
                                                                              =================   =================

               INTERNATIONAL VALUE SERIES                                     DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $         483,105   $       2,552,895
               Long-term capital gain                                                        --           6,322,499
                                                                              -----------------   -----------------
               Total distributions declared                                   $         483,105   $       8,875,394
                                                                              =================   =================

               MONEY MARKET SERIES                                            DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $       9,444,519   $      21,952,049
               Long-term capital gain                                                        --                  --
                                                                              -----------------   -----------------
               Total distributions declared                                   $       9,444,519   $      21,952,049
                                                                              =================   =================

               STRATEGIC INCOME SERIES                                        DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -------------------------------------
               Distributions declared from:
               Ordinary income                                                $       2,648,795   $       1,558,568
               Long-term capital gain                                                        --               2,951
                                                                              -----------------   -----------------
               Total distributions declared                                   $       2,648,795   $       1,561,519
                                                                              =================   =================

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                EMERGING MARKETS          GLOBAL ASSET
                                                           BOND SERIES           EQUITY SERIES          ALLOCATION SERIES
               -----------------------------------------------------------------------------------------------------------
               Undistributed ordinary income          $         13,077,861    $            206,744    $          1,782,758
               Undistributed long-term capital gain                     --                      --                      --
               Capital loss carryforward                        (3,863,892)             (9,346,700)            (16,974,610)
               Unrealized gains (loss)                          10,142,335              (2,061,852)             (1,477,132)
               Other temporary differences                        (202,701)                (12,916)               (674,643)

                                                             GLOBAL                  GLOBAL                GOVERNMENT
                                                           GOVERNMENTS            TOTAL RETURN             SECURITIES
                                                             SERIES                  SERIES                  SERIES
               -----------------------------------------------------------------------------------------------------------
               Undistributed ordinary income          $          4,073,493    $          2,270,806    $         45,337,877
               Undistributed long-term capital gain                     --                      --               6,295,879
               Capital loss carryforward                        (1,698,799)             (3,089,988)                     --
               Unrealized gains (loss)                           3,940,493                 271,129              30,863,355
               Other temporary differences                        (311,285)               (340,282)                (79,434)

                                                           HIGH YIELD             INTERNATIONAL           MONEY MARKET
                                                             SERIES               VALUE SERIES               SERIES
               -----------------------------------------------------------------------------------------------------------
               Undistributed ordinary income          $         34,952,131    $            548,507    $              1,447
               Undistributed long-term capital gain                     --                      --                      --
               Capital loss carryforward                      (104,860,947)             (9,238,371)                 (1,306)
               Unrealized gains (loss)                         (33,483,461)             (2,108,040)                     --
               Other temporary differences                      (7,666,576)                (15,045)                     --

                                                        STRATEGIC INCOME
                                                             SERIES
               -----------------------------------------------------------
               Undistributed ordinary income          $          3,502,632
               Undistributed long-term capital gain                     --
               Capital loss carryforward                        (2,963,665)
               Unrealized gains (loss)                          (2,074,991)
               Other temporary differences                        (503,416)

At December 31, 2002, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                      BOND           EMERGING MARKETS      GLOBAL ASSET       GLOBAL GOVERNMENT     GLOBAL TOTAL
          EXPIRATION DATE            SERIES           EQUITY SERIES      ALLOCATION SERIES         SERIES           RETURN SERIES
          ------------------------------------------------------------------------------------------------------------------------
          December 31, 2006      $            --    $      (2,810,575)   $              --    $              --    $            --
          December 31, 2007                   --                   --                   --                   --                 --
          December 31, 2008                   --                   --                   --           (1,698,799)                --
          December 31, 2009                   --           (6,536,125)         (11,236,729)                  --         (1,908,710)
          December 31, 2010           (3,863,892)                  --           (5,737,881)                  --         (1,181,278)
                                 ---------------    -----------------    -----------------    -----------------    ---------------
          Total                  $    (3,863,892)   $      (9,346,700)   $     (16,974,610)   $      (1,698,799)   $    (3,089,988)
                                 ===============    =================    =================    =================    ===============

                                      HIGH          INTERNATIONAL VALUE     MONEY MARKET          STRATEGIC
          EXPIRATION DATE          YIELD SERIES           SERIES               SERIES           INCOME SERIES
          -----------------------------------------------------------------------------------------------------
          December 31, 2003      $    (2,157,902)   $                --   $             --    $              --
          December 31, 2004                   --                     --               (530)                  --
          December 31, 2005                   --                     --                 --                   --
          December 31, 2006           (5,630,168)                    --                 --                   --
          December 31, 2007           (6,145,967)                    --                 --                   --
          December 31, 2008           (6,617,797)                    --                 --                   --
          December 31, 2009          (37,568,488)            (4,231,454)                --             (541,986)
          December 31, 2010          (46,740,625)            (5,006,917)              (776)          (2,421,679)
                                 ---------------    -------------------   ----------------    -----------------
          Total                  $  (104,860,947)   $        (9,238,371)  $         (1,306)   $      (2,963,665)
                                 ===============    ===================   ================    =================

Multiple Classes of Shares of Beneficial Interest - Each series of the trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                      TOTAL
                                                     MANAGEMENT      EXPENSE
                                                        FEE         LIMITATION
               ---------------------------------------------------------------
               Bond Series                                 0.60%           N/A
               Emerging Markets Equity Series              1.25%           N/A
               Global Asset Allocation Series              0.75%*          N/A
               Global Governments Series                   0.75%*         1.25%
               Global Total Return Series                  0.75%*          N/A
               Government Securities Series                0.55%          1.25%
               High Yield Series                           0.75%*         1.25%
               International Value Series                 0.975%           N/A
               Money Market Series                         0.50%          0.60%**
               Strategic Income Series                     0.75%           N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Value Series is reduced to 0.925% of the average daily net assets in excess of $500 million. The management fee for the High Yield Series is 0.75% of the first $1 billion of average daily nets assets. The management fee is reduced to 0.70% of the average daily net assets in excess of $1 billion.

** Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

Each series pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

               First $2 billion                                         0.0175%
               Next $2.5 billion                                        0.0130%
               Next $2.5 billion                                        0.0005%
               In excess of $7 billion                                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     EMERGING         GLOBAL ASSET         GLOBAL
                                                                  MARKETS EQUITY       ALLOCATION        GOVERNMENT
                                                 BOND SERIES          SERIES             SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                      $    56,416,057   $            --   $     9,545,690   $    16,862,899
                                                ---------------   ---------------   ---------------   ---------------
Investments (non-U.S. government securities     $    95,800,974   $    21,555,934   $    12,791,517   $    37,219,677
                                                ===============   ===============   ===============   ===============
Sales
U.S. government securities                      $    55,108,708   $            --   $    10,060,216   $    12,784,939
                                                ---------------   ---------------   ---------------   ---------------
Investments (non-U.S. government securities     $    68,374,431   $    24,561,981   $    18,359,408   $    32,290,790
                                                ===============   ===============   ===============   ===============

                                                                    GOVERNMENT       GLOBAL TOTAL
                                                                 SECURITIES SERIES   RETURN SERIES   HIGH YIELD SERIES
----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                        $   920,719,372   $     4,163,349   $            --
                                                                  ---------------   ---------------   ---------------
Investments (non-U.S. government securities)                      $            --   $    42,618,656   $   186,408,362
                                                                  ===============   ===============   ===============
Sales
U.S. government securities                                        $   903,657,325   $     5,973,373   $            --
                                                                  ---------------   ---------------   ---------------
Investments (non-U.S. government securities)                      $       219,478   $    34,880,301   $   143,140,469
                                                                  ===============   ===============   ===============

                                                                                     INTERNATIONAL       STRATEGIC
                                                                                      VALUE SERIES     INCOME SERIES
---------------------------------------------------------------------------------------------------------------------

Purchases
U.S. government securities                                                          $            --   $    13,871,914
                                                                                    ---------------   ---------------
Investments (non-U.S. government securities)                                        $    21,564,593   $    53,969,474
                                                                                    ===============   ===============

Sales
U.S. government securities                                                          $            --   $    22,372,740
                                                                                    ---------------   ---------------
Investments (non-U.S. government securities)                                        $    24,136,608   $    32,190,916
                                                                                    ===============   ===============

Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $10,517,923,252 and $10,656,553,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                                                      EMERGING MARKETS       GLOBAL ASSET
                                                                    BOND SERIES        EQUITY SERIES      ALLOCATION SERIES
---------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                    $   274,884,286     $    30,143,217      $    60,775,237
Gross unrealized appreciation                                          18,582,797           4,089,349            5,208,054
Gross unrealized depreciation                                            (759,276)         (1,809,117)          (2,076,177)
                                                                  ---------------     ---------------      ---------------
  Net unrealized appreciation (depreciation)                      $    17,823,521     $     2,280,232      $     3,131,877
                                                                  ===============     ===============      ===============

                                                                       GLOBAL              GLOBAL          GOVERNMENT
                                                                     GOVERNMENT         TOTAL RETURN       SECURITIES
                                                                       SERIES              SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                    $    74,513,061     $    87,479,478   $ 1,171,740,360
Gross unrealized appreciation                                           6,462,680           7,553,631        31,107,061
Gross unrealized depreciation                                            (173,137)         (1,400,542)       (2,915,232)
                                                                  ---------------     ---------------   ---------------
  Net unrealized appreciation                                     $     6,289,543     $     6,153,089   $    28,191,829
                                                                  ===============     ===============   ===============

                                                                    HIGH YIELD         INTERNATIONAL     MONEY MARKET
                                                                      SERIES           VALUE SERIES        SERIES
-----------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                    $   413,745,040     $    55,969,563   $   606,241,084
Gross unrealized appreciation                                          26,301,824           5,540,192                --
Gross unrealized depreciation                                         (33,344,291)         (2,752,134)               --
                                                                  ---------------     ---------------   ---------------
  Net unrealized appreciation (depreciation)                      $    (7,042,467)    $     2,788,058   $   606,241,084
                                                                  ===============     ===============   ===============

                                                                                                      STRATEGIC INCOME
                                                                                                           SERIES
----------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                                        $     80,612,305
Gross unrealized appreciation                                                                                5,104,658
Gross unrealized depreciation                                                                                 (885,012)
                                                                                                      ----------------
  Net unrealized appreciation                                                                         $      4,219,646
                                                                                                      ================

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                 BOND SERIES
                                -----------------------------------------------------------------------------------------------
                                                      INITIAL CLASS                                       SERVICE CLASS
                                ----------------------------------------------------------------  -----------------------------
                                         SIX MONTHS ENDED                   YEAR ENDED                   SIX MONTHS ENDED
                                           JUNE 30, 2003                DECEMBER 31, 2002                  JUNE 30, 2003
                                ----------------------------------------------------------------  -----------------------------
                                       SHARES         AMOUNT          SHARES          AMOUNT           SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                           5,296,804   $  64,098,528      12,385,680   $ 140,102,699       2,040,910   $  24,682,091
Shares issued to shareholders in
  reinvestment of distributions         913,627      10,972,659         722,081       7,870,681         177,254       2,121,732
Shares reacquired                    (4,709,514)    (57,147,000)    (10,268,156)   (116,574,366)     (1,185,914)    (14,369,786)
                                  -------------   -------------   -------------   -------------   -------------   -------------
  Net increase                        1,500,917   $  17,924,187       2,839,605   $  31,399,014       1,032,250   $  12,434,037
                                  =============   =============   =============   =============   =============   =============

                                           BOND SERIES
                                  -----------------------------
                                          SERVICE CLASS
                                  -----------------------------
                                           YEAR ENDED
                                        DECEMBER 31, 2002
                                  -----------------------------
                                      SHARES         AMOUNT
                                  -----------------------------
Shares sold                           4,080,860   $  46,302,782
Shares issued to shareholders in
  reinvestment of distributions          91,807         998,862
Shares reacquired                    (1,967,424)    (22,442,018)
                                  -------------   -------------
  Net increase                        2,205,243   $  24,859,626
                                  =============   =============

                                              EMERGING MARKETS EQUITY SERIES
                                  ------------------------------------------------------------
                                                       INITIAL CLASS
                                  ------------------------------------------------------------
                                         SIX MONTHS ENDED                   YEAR ENDED
                                           JUNE 30, 2003                DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES           AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           1,419,302   $  12,126,519       5,234,531   $  49,235,260
Shares issued to shareholders in
  reinvestment of distributions          22,566         196,547          44,071         443,352
Shares reacquired                    (1,875,558)    (15,949,409)     (5,380,073)    (49,323,031)
                                  -------------   -------------   -------------   -------------
  Net increase (decrease)              (433,690)  $  (3,626,343)       (101,471)  $     355,581
                                  =============   =============   =============   =============

                                                   EMERGING MARKETS EQUITY SERIES
                                  ------------------------------------------------------------
                                                          SERVICE CLASS
                                  ------------------------------------------------------------
                                         SIX MONTHS ENDED                YEAR ENDED
                                           JUNE 30, 2003             DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
                                  -------------------------------------------------------------
Shares sold                             257,142   $   2,170,959         796,161   $   7,197,182
Shares issued to shareholders in
  reinvestment of distributions           1,290          11,199           2,039          20,475
Shares reacquired                      (267,628)     (2,278,913)       (597,276)     (5,250,756)
                                  -------------   -------------   -------------   -------------
  Net increase (decrease)                (9,196)  $     (96,755)        200,924   $   1,966,901
                                  =============   =============   =============   =============

                                                 GLOBAL ASSET ALLOCATION SERIES
                                  -------------------------------------------------------------
                                                          INITIAL CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003                DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             580,125   $   6,394,079       1,319,685   $  14,368,909
Shares issued to shareholders in
  reinvestment of distributions         160,149       1,728,009         230,140       2,577,575
Shares reacquired                    (1,168,857)    (12,602,999)     (3,036,212)    (33,072,185)
                                  -------------   -------------   -------------   -------------
  Net increase (decrease)              (428,583)  $  (4,480,911)     (1,486,387)  $ (16,125,701)
                                  =============   =============   =============   =============

                                                 GLOBAL ASSET ALLOCATION SERIES
                                  -------------------------------------------------------------
                                                         SERVICE CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                   YEAR ENDED
                                           JUNE 30, 2003                DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                              74,330   $     821,314         460,203   $   4,846,744
Shares issued to shareholders in
  reinvestment of distributions           5,109          54,972           3,437          38,458
Shares reacquired                       (43,915)       (481,288)       (329,199)     (3,391,363)
                                  -------------   -------------   -------------   -------------
  Net increase (decrease)                35,524   $     394,998         134,441   $   1,493,839
                                  =============   =============   =============   =============

                                                   GLOBAL GOVERNMENT SERIES
                                  -------------------------------------------------------------
                                                        INITIAL CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           2,873,706   $  34,652,586       5,580,333   $  59,659,317
Shares issued to shareholders in
  reinvestment of distributions         314,821       3,796,736              --              --
Shares reacquired                    (2,991,573)    (36,004,457)     (4,722,829)    (49,541,428)
                                  -------------   -------------   -------------   -------------
  Net increase                          196,954   $   2,444,865         857,504   $  10,117,889
                                  =============   =============   =============   =============

                                                   GLOBAL GOVERNMENT SERIES
                                  -------------------------------------------------------------
                                                          SERVICE CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             363,369   $   4,349,559         700,512   $   7,479,364
Shares issued to shareholders in
  reinvestment of distributions          24,341         292,331              --              --
Shares reacquired                      (252,388)     (3,023,673)       (378,854)     (4,033,383)
                                  -------------   -------------   -------------   -------------
  Net increase                          135,322   $   1,618,217         321,658   $   3,445,981
                                  =============   =============   =============   =============

                                                   GLOBAL TOTAL RETURN SERIES
                                  -------------------------------------------------------------
                                                       INITIAL CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             926,342   $  12,503,084       2,424,009   $  31,595,017
Shares issued to shareholders in
  reinvestment of distributions         156,949       2,121,952         120,859       1,607,431

Shares reacquired                    (1,196,988)    (16,018,284)     (3,072,078)    (39,995,286)
                                  -------------   -------------   -------------   -------------
  Net increase (decrease)              (113,697)  $  (1,393,248)       (527,210)  $  (6,792,838)
                                  =============   =============   =============   =============

                                                   GLOBAL TOTAL RETURN SERIES
                                  -------------------------------------------------------------
                                                       SERVICE CLASS
                                  -------------------------------------------------------------
                                          SIX MONTHS ENDED                 YEAR ENDED
                                            JUNE 30, 2003              DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             200,447   $   2,715,573         711,871  $   9,180,421
Shares issued to shareholders in
  reinvestment of distributions          11,930         160,935           4,745         63,012
Shares reacquired                      (157,090)     (2,133,877)       (392,011)    (4,990,055)
                                  -------------   -------------   -------------  -------------
  Net increase (decrease)                55,287   $     742,631         324,605  $   4,253,378
                                  =============   =============   =============  =============

                                                GOVERNMENT SECURITIES SERIES
                                  -------------------------------------------------------------
                                                      INITIAL CLASS
                                  -------------------------------------------------------------
                                          SIX MONTHS ENDED                   YEAR ENDED
                                            JUNE 30, 2003                DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                          26,455,720   $ 365,593,502      81,951,135  $1,099,691,747
Shares issued to shareholders in
  reinvestment of distributions       3,292,509      44,086,698       2,692,478      34,598,337
Shares reacquired                   (30,304,152)   (418,083,710)    (73,723,693)   (991,269,453)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)              (555,923)  $  (8,403,510)     10,919,920  $  143,020,631
                                  =============   =============   =============  ==============

                                                GOVERNMENT SECURITIES SERIES
                                  -------------------------------------------------------------
                                                        SERVICE CLASS
                                  -------------------------------------------------------------
                                          SIX MONTHS ENDED                  YEAR ENDED
                                            JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           8,039,792   $ 110,539,727      15,552,849  $ 208,950,834
Shares issued to shareholders in
  reinvestment of distributions         565,135       7,550,206         233,051      2,992,380
Shares reacquired                    (6,538,184)    (89,767,624)     (8,494,548)  (114,385,643)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)             2,066,743   $  28,322,309       7,291,352  $  97,557,571
                                  =============   =============   =============  ==============

                                                        HIGH YIELD SERIES
                                  -------------------------------------------------------------
                                                         INITIAL CLASS
                                  -------------------------------------------------------------
                                          SIX MONTHS ENDED                  YEAR ENDED
                                            JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                          19,790,482   $ 134,130,210      48,332,803   $ 321,092,066
Shares issued to shareholders in
  reinvestment of distributions       4,525,981      29,599,917       5,295,912      34,582,305
Shares reacquired                   (19,647,114)   (132,630,464)    (59,255,259)   (390,817,321)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)             4,669,349   $  31,099,663      (5,626,544)  $ (35,142,950)
                                  =============   =============   =============  ==============

                                                        HIGH YIELD SERIES
                                  -------------------------------------------------------------
                                                          SERVICE CLASS
                                  -------------------------------------------------------------
                                           SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2003              DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           6,834,626   $  45,998,213      16,105,341   $ 105,864,564
Shares issued to shareholders in
  reinvestment of distributions         821,046       5,353,220         463,724       3,023,476
Shares reacquired                    (4,167,731)    (28,052,703)    (11,453,728)    (74,250,508)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)             3,487,941   $  23,298,730       5,115,337   $  34,637,532
                                  =============   =============   =============  ==============

                                                   INTERNATIONAL VALUE SERIES
                                  -------------------------------------------------------------
                                                          INITIAL CLASS
                                  -------------------------------------------------------------
                                           SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2003              DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           1,017,884   $   9,673,465       2,226,383   $  21,413,342
Shares issued to shareholders in
  reinvestment of distributions          54,814         526,764          44,850         465,998
Shares reacquired                    (1,421,461)    (13,300,087)     (3,271,412)    (31,165,831)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)              (348,763)  $  (3,099,858)     (1,000,179)  $  (9,286,491)
                                  =============   =============   =============  ==============

                                                   INTERNATIONAL VALUE SERIES
                                  -------------------------------------------------------------
                                                         SERVICE CLASS
                                  -------------------------------------------------------------
                                           SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2003              DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             561,371   $   5,273,025       4,856,425   $  46,038,010
Shares issued to shareholders in
  reinvestment of distributions           2,283          21,942           1,647          17,107
Shares reacquired                      (470,037)     (4,378,597)     (4,658,519)    (44,304,577)
                                  -------------   -------------   -------------  --------------
  Net increase (decrease)                93,617   $     916,370         199,553   $   1,750,540
                                  =============   =============   =============  ==============

                                                       MONEY MARKET SERIES
                                  -------------------------------------------------------------
                                                          INITIAL CLASS
                                  -------------------------------------------------------------
                                        SIX MONTHS ENDED                   YEAR ENDED
                                          JUNE 30, 2003                DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                         191,951,031   $ 191,951,031     821,895,482   $ 821,895,482
Shares issued to shareholders in
  reinvestment of distributions       2,268,736       2,268,736       9,022,879       9,022,879
Shares reacquired                  (326,558,810)   (326,558,810)   (843,599,886)   (843,599,886)
                                  -------------   -------------   -------------  --------------
  Net decrease                     (132,339,043)  $(132,339,043)    (12,681,525)  $ (12,681,525)
                                  =============   =============   =============  ==============

                                                       MONEY MARKET SERIES
                                  -------------------------------------------------------------
                                                          SERVICE CLASS
                                  -------------------------------------------------------------
                                        SIX MONTHS ENDED                 YEAR ENDED
                                         JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES           AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                          98,701,612   $  98,701,612     320,963,947  $  320,963,947
Shares issued to shareholders in
  reinvestment of distributions         123,520         123,520         421,639         421,639
Shares reacquired                  (103,173,042)   (103,173,042)   (289,134,042)   (289,134,042)
                                  -------------   -------------   -------------  --------------
  Net decrease                       (4,347,910)  $  (4,347,910)     32,251,544  $   32,251,544
                                  =============   =============   =============  ==============

                                                    STRATEGIC INCOME SERIES
                                  -------------------------------------------------------------
                                                         INITIAL CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES           AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           2,180,372   $  23,035,883       3,933,969  $   39,411,467
Shares issued to shareholders in
  reinvestment of distributions         272,761       2,858,537         239,825       2,333,502
Shares reacquired                    (1,634,520)    (17,295,555)     (3,408,445)    (34,139,223)
                                  -------------   -------------   -------------  --------------
  Net increase                          818,613   $   8,598,865         765,349  $    7,605,746
                                  =============   =============   =============  ==============

                                                    STRATEGIC INCOME SERIES
                                  -------------------------------------------------------------
                                                          SERVICE CLASS
                                  -------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                           JUNE 30, 2003               DECEMBER 31, 2002
                                  -----------------------------   -----------------------------
                                     SHARES           AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             864,320   $   9,108,804       1,604,389  $   16,041,425
Shares issued to shareholders in
  reinvestment of distributions          66,750         697,541          32,471         315,293
Shares reacquired                      (545,726)     (5,773,207)       (631,538)     (6,330,463)
                                  -------------   -------------   -------------  --------------
  Net increase                          385,344   $   4,033,138       1,005,322  $   10,026,255
                                  =============   =============   =============  ==============

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Each series had no significant borrowings during the period. The commitment fee allocated to each series for the six months ended June 30, 2003, were as follows:

                                                                                               COMMITMENT FEE
            -------------------------------------------------------------------------------------------------
            Bond Series                                                                          $  1,183
            Emerging Markets Equity Series                                                            101
            Global Asset Allocation Series                                                            227
            Global Government Series                                                                  322
            Global Total Return Series                                                                267
            Government Securities Series                                                            6,156
            High Yield Series                                                                       1,408
            International Value Series                                                                139
            Money Market Series                                                                     1,925
            Strategic Income Series                                                                   131

(7) FINANCIAL INSTRUMENTS

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS - GLOBAL TOTAL RETURN SERIES

                                                                                 NUMBER OF       PREMIUMS
                                                                                 CONTRACTS       RECEIVED
                                                                                 ------------------------
                   Outstanding, beginning of year                                       --       $     --
                   Options written                                                       2         67,444
                   Options exercised                                                    (1)       (59,519)
                   Options expired                                                      (1)        (7,925)
                                                                                 ---------       --------
                   Outstanding, end of year                                             --       $     --
                                                                                 =========       ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                     CONTRACTS TO     IN EXCHANGE   CONTRACTS AT  APPRECIATION
                                                  SETTLEMENT DATE   DELIVER/RECEIVE        FOR         VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series           Sales           08/05/03   AUD    2,842,949  $  1,875,664  $  1,901,688  $     (26,024)
                                                         08/05/03   CAD      901,852       665,021       663,699          1,322
                                                         09/17/03   CHF    1,610,910     1,243,802     1,194,008         49,794
                                                         08/04/03   DKK    3,101,315       490,598       479,536         11,062
                                                         08/04/03   EUR      121,592       142,749       139,713          3,036
                                                         08/04/03   GBP    6,192,538    10,279,613    10,209,750         69,863
                                                         08/04/03   SEK       29,439         3,793         3,675            118
                                                         08/04/03   SGD      546,500       316,448       310,507          5,941
                                                                                      ------------  ------------  -------------
                                                                                      $ 15,017,688  $ 14,902,576  $     115,112
                                                                                      ============  ============  =============
                                     Purchases  08/04/03-08/18/03   EUR    3,163,564  $  3,700,525  $  3,634,844  $     (65,681)
                                                         08/04/03   GBP      231,146       383,702       381,095         (2,607)
                                                         08/11/03   JPY  736,047,356     6,269,569     6,150,357       (119,212)
                                                                                      ------------  ------------  -------------
                                                                                      $ 10,353,796  $ 10,166,296  $    (187,500)
                                                                                      ============  ============  =============

                                                                                                                      NET UNREALIZED
                                                                         CONTRACTS TO     IN EXCHANGE   CONTRACTS AT  APPRECIATION
                                                  SETTLEMENT DATE      DELIVER/RECEIVE        FOR           VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Global Governments Series                Sales           08/05/03     AUD        929,194  $    619,311  $    621,551  $      (2,240)
                                                         08/05/03     CAD      1,863,025     1,374,757     1,371,053          3,704
                                                         08/04/03     DKK     18,605,854     2,943,291     2,876,903         66,388
                                                07/25/03-08/18/03     EUR     79,559,631     9,168,303     9,146,289         22,014
                                                07/28/03-08/04/03     GBP        224,668       372,326       370,512          1,814
                                                07/28/03-08/04/03     JPY    529,461,427     4,456,889     4,423,076         33,813
                                                         08/04/03     NOK      8,185,154     1,161,526     1,131,320         30,206
                                                         08/04/03     NZD      5,109,398     2,939,644     2,985,420        (45,776)
                                                         09/15/03     PLN        836,810       218,289       212,953          5,336
                                                         08/04/03     SEK      5,001,310       645,351       624,319         21,032
                                                                                          ------------  ------------  -------------
                                                                                          $ 23,899,687  $ 23,763,396  $     136,291
                                                                                          ============  ============  =============
                                     Purchases  07/28/03-08/05/03     AUD      2,598,477  $  1,712,903  $  1,738,314  $      25,411
                                                         08/04/03     EUR      5,946,683     6,970,282     6,832,920       (137,362)
                                                         08/04/03     GBP        350,012       581,020       577,071         (3,949)
                                                         08/11/03     JPY  2,075,505,918    17,678,926    17,342,772       (336,154)
                                                         08/04/03     NZD        347,572       201,950       203,086          1,136
                                                         09/15/03     PLN        836,810       205,000       212,953          7,953
                                                                                          ------------  ------------  -------------
                                                                                          $ 27,350,081  $ 26,907,116  $    (442,965)
                                                                                          ============  ============  =============

                                                                                                                      NET UNREALIZED
                                                                         CONTRACTS TO     IN EXCHANGE   CONTRACTS AT  APPRECIATION
                                                  SETTLEMENT DATE      DELIVER/RECEIVE        FOR           VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series               Sales           08/05/03     AUD        415,272  $    276,774  $    277,781  $      (1,007)
                                                         08/05/03     CAD        734,048       541,283       540,207          1,076
                                                         08/04/03     DKK     13,106,855     2,073,483     2,026,629         46,854
                                                07/25/03-08/18/03     EUR      3,247,832     3,743,443     3,732,072         11,371
                                                         07/28/03     GBP        136,944       225,902       225,889             13
                                                         07/28/03     JPY     38,743,231       329,645       323,597          6,048
                                                         08/04/03     NOK      3,213,432       455,862       444,147         11,715
                                                         08/04/03     NZD      2,517,085     1,448,319     1,470,733        (22,414)
                                                         09/15/03     PLN        326,560        85,186        83,104          2,082
                                                         08/04/03     SEK      1,751,283       226,056       218,614          7,442
                                                                                          ------------  ------------  -------------
                                                                                          $  9,405,953  $  9,342,773  $      63,180
                                                                                          ============  ============  =============
                                     Purchases  07/28/03-08/05/03     AUD      1,338,752  $    881,662  $    895,680  $      14,018
                                                         08/04/03     EUR      1,241,267     1,452,253     1,426,254        (25,999)
                                                         08/04/03     GBP        252,946       419,890       417,037         (2,853)
                                                         08/11/03     JPY     64,152,023       546,440       536,049        (10,391)
                                                         08/04/03     NZD        155,730        90,484        90,993            509
                                                         09/15/03     PLN        326,560        80,000        83,104          3,104
                                                                                          ------------  ------------  -------------
                                                                                          $  3,470,729  $  3,449,117  $     (21,612)
                                                                                          ============  ============  =============


                                                                       CONTRACTS TO       IN EXCHANGE   CONTRACTS AT  NET UNREALIZED
                                                  SETTLEMENT DATE     DELIVER/RECEIVE         FOR           VALUE     APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Series                        Sales           08/24/03     EUR      2,170,891  $  2,548,703  $  2,494,420  $      54,283

                                                                                                                      NET UNREALIZED
                                                                      CONTRACTS TO        IN EXCHANGE   CONTRACTS AT   APPRECIATION
                                                  SETTLEMENT DATE    DELIVER/RECEIVE          FOR           VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series                  Sales  07/28/03-08/05/03     CAD      1,542,534  $  1,138,631  $  1,135,265  $       3,366
                                                07/28/03-08/04/03     DKK      9,285,845     1,468,406     1,435,832         32,574
                                                07/25/03-08/18/03     EUR      7,103,804     8,264,841     8,162,397        102,444
                                                07/28/03-08/04/03     GBP        597,934       992,570       985,879          6,691
                                                07/28/03-08/04/03     NOK      3,043,692       433,188       420,741         12,447
                                                07/28/03-08/04/03     NZD      2,270,708     1,304,493     1,326,872        (22,379)
                                                07/28/03-08/04/03     SEK      3,129,999       403,418       390,739         12,679
                                                                                          ------------  ------------  -------------
                                                                                          $ 14,005,547  $ 13,857,725  $     147,822
                                                                                          ============  ============  =============
                                     Purchases           08/05/03     AUD        337,083$      222,394  $    225,480  $       3,086
                                                         08/05/03     EUR        469,386       548,617       539,339         (9,278)
                                                                                          ------------  ------------  -------------
                                                                                          $    771,011  $    764,819  $      (6,192)
                                                                                          ============  ============  =============

At June 30, 2003, each series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

                                                                                                              APPRECIATION
                                              DESCRIPTION                  EXPIRATION    CONTRACTS  POSITION  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series                DJ Euro Stoxx              September 2003        115      Long  $      53,622
                                              FTSE 100 Index             September 2003         31     Short         61,484
                                              Nikkei 225 Index           September 2003         22      Long         42,575
                                              S&P 500 Index              September 2003         29      Long        (77,372)
                                                                                                              -------------
                                                                                                              $      80,309
                                                                                                              =============

                                                                                                               UNREALIZED
                                              DESCRIPTION                  EXPIRATION    CONTRACTS  POSITION  DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Global Governments Series                     Japanese Government Bonds  September 2003        6       Long   $    (170,022)
                                                                                                              =============

At June 30, 2003, each series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets.

At June 30, 2003, the High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.003%, respectively, of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                                  DATE OF    SHARE/PRINCIPAL
SERIES                         DESCRIPTION                                      ACQUISITION       AMOUNT         COST      VALUE
----------------------------------------------------------------------------------------------------------------------------------
High Yield Series              Airplane Pass-Through Trust, 10.875S, 2019          03/13/96      691,390      $  691,390  $ 13,828
                                                                                                                          ========

This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized foR distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/SUN LIFE SERIES TRUST

500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
  Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield, Trustee (since May 1997) (born 1/8/40)
  Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop, Trustee (since May 2001) (born 1/13/43)
  AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles, Trustee (since May 2001) (born 3/12/42)
  McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000).

Derwyn F. Phillips, Trustee (since April 1986) (born 8/31/30)
  Retired.

Robert G. Steinhart, Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright, Trustee (since May 2001) (born 7/21/48)
  Hawaii Small Business Development Center, Kaua'i Center, Center Director (since May 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston, Trustee Emeritus (born 4/28/26)
  Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
  Massachusetts Financial Services Company, Chief Executive Officer and
  Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
  Massachusetts Financial Services Company, Vice President (since April 2003); Brown Brothers Harriman & Co., Senior Vice President (November 2002 to April
  2003); ING Groep N.V./Aeltus Investment Management, Senior Vice President (prior to November 2002)

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
  Massachusetts Financial Services Company, Senior Vice President (since July
  2002); The Bank of New York, Senior Vice President (September 2000 to July
  2002); Lexington Global Asset Managers, Inc., Executive Vice President and Chief Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
  Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust. The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. All Trustees currently serve as Trustees of each fund and have served in that capacity continuously since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series. The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++

William J. Adams
S. Irfan Ali
David A. Antonelli
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John E. Lathrop
John D. Laupheimer, Jr.

Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Donald F. Pitcher
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

++ MFS Investment Management(R)

(C) 2003 MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA.

                                                              SUNA-SEM 8/03 198M

[MFS (R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2003


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
GLOBAL TELECOMMUNICATIONS SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

TABLE OF CONTENTS

Letter from the Chairman                                                  1

Management Reviews                                                        2

Performance Summary                                                       9

Portfolio of Investments                                                 12

Financial Statements                                                     39

Notes to Financial Statements                                            55

Board of Managers and Officers                                   Back Cover


    NOT FDIC INSURED              MAY LOSE VALUE             NO BANK GUARANTEE
    NOT A DEPOSIT                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,

We believe that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

MFS has structured its equity and fixed-income investment teams to capitalize on the strength of its investment process and the global reach of analysts based around the world. The global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. The U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe this structure will enable the firm to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of MFS' environment of collaboration between research analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. The goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe this collaborative environment allows MFS to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe this structure assures that the analysts maintain their peripheral vision rather than become too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, the entire MFS research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When MFS hires new analysts, the firm requires them to spend an average of one year in Boston to learn the company's culture and to build relationships with their peers. This interaction among the analysts fosters a collaborative process that we believe is essential to deliver investment performance for our investors. The analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, the equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, the equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, the firm's fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to obtain a more complete view of a company.

WORKING TOGETHER

Portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of the team is involved in our investment process. In fact, the portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. The portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, this culture empowers the members of the investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and Sun Life, and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

July 21, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MARKET ENVIRONMENT DURING THE PERIOD
During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

MANAGEMENT REVIEWS

CAPITAL APPRECIATION SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 15.88% and Service Class shares 15.62%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 13.09% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that tracks performance, returned 12.27%.

PERFORMANCE CONTRIBUTORS

Leisure, health care, and consumer staples were the series' best-performing sectors over the period. Strength among leisure holdings came from a variety of areas. Satellite broadcaster EchoStar grew its customer base while lowering the cost of adding new subscribers and controlling customer turnover. Cendant's various travel-related businesses rebounded as fighting in Iraq subsided. USA Interactive (which changed its name to InterActiveCorp during the period) consolidated its corporate structure by buying the stock it did not already own in subsidiaries TicketMaster, Expedia, and Hotels.com. We believe those actions set the course for potential future growth opportunities. Cable giant Comcast also delivered strong performance. The company made good progress in integrating its AT&T Broadband acquisition, and that progress boosted results from operations.

Within health care, performance was helped by our positioning among health care service providers. Rising drug costs highlighted the value of pharmacy benefit managers -- firms that help other companies lower the cost of providing prescription drug benefits to employees. Our holdings in this industry included Express Scripts and Caremark.

Elsewhere in health care, positions in biotechnology firms boosted returns. Genentech shares climbed dramatically following the release of favorable test results for the company's colon cancer product, Avastin. It is hoped that this compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products. Avoiding HCA, a hospital firm whose stock declined over the period, also helped the portfolio's relative performance.

The series' underweighting in the consumer staples sector helped performance as the market, in our view, rotated away from consumer staples issues to favor stocks that were seen as more aggressive issues. Especially during the second-quarter market rally, the series benefited from not owning familiar names such as Coca Cola and Sara Lee -- stocks that we felt did not fit our growth strategy and that, in fact, underperformed over the period, relative to the Russell Index.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio suffered losses on Cendant stock in 1998.

PERFORMANCE DETRACTORS

A number of holdings in the business services arena failed to meet our expectations over the period. Chief among these was Automatic Data Processing
(ADP). The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Elsewhere in business services, Affiliated Computer Services stock declined as the firm's business in information technology (IT) outsourcing was hurt by weak overall corporate spending. Our positions in transaction processor Concord EFS and consulting firm Accenture also declined over the period. All three stocks were sold out of the portfolio by period-end.

Positioning among industrial goods and services firms also detracted from relative performance. Our holding in Northrop Grumman declined as a number of one-time charges masked otherwise good operating performance. The portfolio's underweighting in General Electric also held back relative results as GE outperformed during the period.

Although several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall performance in the sector slightly lagged our benchmark. Relative results were held back by our underweighting in semiconductor firm Intel, which rose strongly over the period, and by our holdings in software firms Network Associates and PeopleSoft, which declined. PeopleSoft and Intel were not in the portfolio at period-end.

Stock selection among retailers also hurt relative performance. Our chief detractor in the sector was Kohl's, whose sales results were below expectations.

EMERGING GROWTH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 17.41%, and Service Class shares 17.29%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 13.49% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. growth stocks. During the same period, the average multi-cap growth fund tracked by Lipper Inc., returned 16.24%.

CONTRIBUTORS TO PERFORMANCE

Health care was the series' strongest-performing sector over the six-month period. We were underweighted, relative to the Russell Index, in large-cap pharmaceutical firms because we felt their earnings growth was hindered by relatively weak pipelines of new drugs and by patent expirations on existing drugs -- which opened the door for cheaper generic substitutions. Our strategy of underweighting large cap pharmaceutical firms helped relative performance as they generally underperformed other areas in the health care sector.

We overweighted other areas within health care that we felt offered more growth potential. That approach benefited results as specialty pharmaceutical, biotech, and health care services holdings performed relatively well. Stocks that helped performance included Teva Pharmaceutical, which specializes in generic drugs, and biotech firms Genzyme and Gilead Sciences. In the health care services area, pharmacy benefits managers (PBMs) Caremark Rx and Express Scripts did well. PBMs are firms that manage employee drug benefits to help employers control health care costs.

Stock selection and an overweighted position also led to strong results in the leisure sector. Relative to our benchmark, our best-performing holding in this area was satellite broadcaster EchoStar, which grew its customer base, lowered the cost of adding new subscribers, and decreased customer turnover. Cendant's stock did well as the firm's various travel-related businesses rebounded when fighting in Iraq subsided.

Another area of strength was the utilities and communications sector, where Crown Castle International and American Tower, two firms that rent antenna towers to cellular telephone companies, performed strongly. Although these tower firms had seen their share prices plunge with the bursting of the telecom bubble, our research indicated that their businesses still had long-term potential, and our belief in these out-of-favor firms was rewarded over the period.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE

In the industrial goods and services sector, our positions in Lockheed Martin and Northrop Grumman held back performance as those stocks declined over the period. Stock selection among retailers was also negative for performance. Bad weather, high gas prices, and tough year-over-year sales comparisons set back a host of companies in this group, including Nordstrom, which we sold during the period, as well as Office Depot and Kohl's.

In the technology sector, our position in software firm PeopleSoft declined in value despite Oracle's offer to acquire the company at a premium and other factors that looked positive to us: a healthy balance sheet and a strong competitive position. We sold our PeopleSoft position before period-end. In addition, not owning semiconductor manufacturer Intel hurt relative performance, as the bellwether technology stock climbed during the second-quarter 2003 rally. In the consumer staples sector, our holding in Pepsi Bottling Group also hurt performance.

GLOBAL GROWTH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 11.90% and Service Class shares provided a return of 11.89%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 11.63% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index of developed- and emerging-market equities. During the same period, the average global fund tracked by Lipper Inc. returned 10.11%

CONTRIBUTORS TO PERFORMANCE

The energy sector proved to be the biggest contributor to the overall performance of the series relative to its benchmark and peer group.

Driven in part by oil prices that rose for much of the period, several energy stocks in emerging market countries contributed to this performance. These included our holdings in Lukoil, Siberian Oil (Sibneft), and Yukos in Russia, and Petroleo Brasileiro ("Petrobras") in Brazil. These companies were helped by high oil prices and improving investor confidence in Russia. During the period, Sibneft and Yukos announced details of a merger of the two companies.

We also generated strong performance from our holdings in the utilities & communications sector. Companies such as Huaneng Power International, one of China's largest independent power producers, and Telefonica of Spain, a leading provider of telecommunications services in the Spanish- and Portuguese-speaking worlds, both posted strong returns over the period.

In the auto & housing sector, we benefited most from our position with BMW. The German automaker's stock performed very well over the period, thanks in part to renewed hopes in the strength of the consumer. We favor BMW for its exciting new products, such as the already introduced 7 series and the compact, affordable Mini, and for its low valuation.

DETRACTORS FROM PERFORMANCE

Financial services proved to be the sector that detracted the most from the portfolio's overall performance. Namely, the series was harmed by not owning a number of German companies, such as Deutsche Bank and Allianz AG, whose stock rebounded sharply during the second quarter. However, our analysts continued to be concerned about the prospects and fundamentals of these companies have to bad debt, and preferred to remain invested in other companies within the sector that we believe have stronger underlying fundamentals.

The basic materials sector also detracted from the series' overall performance. Swiss agricultural chemical firm Syngenta was a victim of weakening trends in the agricultural industry and a stronger dollar. Its stock stumbled during the period after its management announced that the company was disappointed in its 2002 sales results and that it was lowering expectations for top-line growth in 2003. Our holdings in several South African mining company -- Gold Fields, Anglo American Platinum, and Impala Platinum -- also held back performance. These companies were hurt during the period by rising government royalties and by the falling U.S. dollar, as commodities are priced in dollars.

In the technology area, detractors from performance included Samsung, a Korean semiconductor maker that was hurt by falling memory chip prices, and Tandberg, a Norwegian teleconferencing firm. We sold our position in Tandberg during the period after the company announced lowered growth expectations. Intel performed well over the period but was not held in the portfolio, also detracting from relative performance.

GLOBAL TELECOMMUNICATIONS SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 14.53% and Service Class shares 14.59%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 11.45% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a measure of the global stock market.

STRENGTH FROM TECHNOLOGY AND UTILITIES AND COMMUNICATIONS

A significant portion of the series' relative performance came from sharp rebounds in areas of the market, as well as selected portfolio holdings, that had rallied after falling dramatically over the previous year. Strong stock selection and overweighted postitions in technology and in utilities and communications sectors, compared with the benchmark, were the primary contributors to relative returns over the six-month period.

In the technology sector, our positions in data storage supplier VERITAS Software, the series' strongest individual contributor for the period, semiconductor manufacturer Analog Devices, telecom software supplier Amdocs, and computer networking firm Cisco Systems were all solid contributors to relative performance.

In utilities and communications, holdings that included multinational telecommunications providers Telefonica and America Movil, as well as broadcast tower operator American Tower also contributed to the series' gains during the period.

WEAKNESS IN BUSINESS SERVICES

In contrast, the series' stock holdings in the business services area were collectively the largest detractor from relative returns for the period. Select stocks in this area of the market that worked against us included technology outsourcing company Affiliated Computer Services and electronic transaction services firm Concord EFS.

As this is a concentrated sector portfolio, our lack of exposure to financial services stocks was also a drag on relative returns. The series' broader-based benchmark had a significant weighting in the financial services sector, which gained during the period.

NOTE TO CONTRACT OWNERS: THE BOARD OF TRUSTEES OF THE SERIES HAS APPROVED A PROPOSED ACQUISITION OF THE SERIES BY THE MFS(R) TECHNOLOGY SERIES. THE PROPOSED ACQUISITION IS SUBJECT TO APPROVAL BY THE MFS(R) GLOBAL TELECOMMUNICATIONS SERIES SHAREHOLDERS AT THE SHAREHOLDER MEETING EXPECTED TO BE HELD IN JULY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

MANAGED SECTORS SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 13.55% and Service Class shares 13.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of 13.09% for the series' benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. The series' returns also compare to returns over the same period of 13.49% for the Russell 3000 Growth Index and 11.76% for the Lipper Large-cap Growth Index. The Lipper Indices measure the performance of portfolios within their respective classifications.

PERFORMANCE CONTRIBUTORS

Favorable stock selection in health care, consumer staples, and financial services supported relative performance. In health care, several of our biotechnology positions delivered robust results. Chief among these was Genentech, whose shares climbed dramatically following the release of favorable test results for Avastin, the company's experimental colon cancer drug. It is hoped that the compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products, and Genzyme stock benefited when the firm won FDA approval for two new drugs. Avoiding some disappointing names in the health care sector -- including Tenet Healthcare and HCA -- also helped the portfolio's relative performance.

The series' underweighting in the consumer staples sector helped performance, particularly during the second-quarter market rally. While familiar names such as Coca Cola -- which we did not own -- and Procter & Gamble finished the period higher, their performance lagged the Russell Index.

Stock selection among financial services concerns also helped results during the period. In particular, the portfolio's focus on capital-markets-sensitive franchises such as Citigroup, Merrill Lynch, and Goldman Sachs helped performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

Individual stocks in other areas also helped performance. Our position in retailer Home Depot, for example, reaped rewards as that company showed progress in improving sales and controlling expenses. In the leisure sector, USA Interactive (which changed its name to InterActiveCorp over the period) consolidated its corporate structure by buying the stock it did not already own in subsidiaries TicketMaster, Expedia, and Hotels.com. The stock rose as, we believe, those actions set the course for potential future growth opportunities.

PERFORMANCE DETRACTORS

A number of holdings in the business services arena failed to meet our expectations over the period. Chief among these was Automatic Data Processing
(ADP). The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Elsewhere in business services, Affiliated Computer Services stock declined as the firm's business in information technology (IT) outsourcing was hurt by weak overall corporate spending. The series no longer held this position at period end.

Positioning among industrial goods and services firms also detracted from relative performance. Our holding in Northrop Grumman declined as a number of one-time charges masked otherwise good operating performance. The portfolio's underweighting in General Electric also held back relative results as GE outperformed during the period.

Stock selection among retailers also hurt relative performance. Our chief detractor in the sector was Kohl's, whose sales results were below expectations.

Despite the fact that several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall positioning in the sector detracted from results. Performance was held back by our underweighting in semiconductor firms in general and Intel in particular, which outperformed during the period. Elsewhere in technology, our holdings in software firms Network Associates and PeopleSoft traded lower as those firms reduced future earnings projections.

NOTES TO CONTRACT OWNERS:

EFFECTIVE AUGUST 5, 2002, A TEAM COMPOSED OF MARGARET W. ADAMS, S. IRFAN ALI, JOHN E. LATHROP, AND STEPHEN PESEK BECAME THE MANAGEMENT TEAM OF THE PORTFOLIO. TONI Y. SHIMURA IS NO LONGER A MANAGER OF THE PORTFOLIO.

EFFECTIVE MAY 28, 2003, THE RUSSELL 1000 GROWTH INDEX REPLACED THE RUSSELL 3000 GROWTH INDEX AS THE BENCHMARK OF THE SERIES. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENT DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE SERIES' PERFORMANCE.

MASSACHUSETTS INVESTORS TRUST SERIES
For the six months ended June 30, 2003, the series provided a total return of 9.30% for Initial Class shares and 9.14% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 11.75% for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large cap core fund tracked by Lipper Inc., returned 10.38%.

DETRACTORS FROM PERFORMANCE

Although the series generated solid positive returns, it underperformed its benchmark. The three weakest sectors for the portfolio were financial services, technology, and leisure stocks.

The series was underweighted in financial services throughout the period, particularly in the bank and credit stocks as well as the insurance industry. The series' small position in J.P. Morgan and not owning Capital One, which were among the strongest performers in the group for the period, negatively impacted portfolio performance.

We shifted holdings from Freddie Mac (Federal Home Loan Mortgage Corporation) to Fannie Mae (Federal National Mortgage Association) early in the second quarter of 2003 before Freddie Mac announced the resignations of its top three executives. These actions caused the stocks of both Freddie Mac and Fannie Mae to drop dramatically. The portfolio weathered this event better than if we had not made the shift, but performance was affected by the negative stock reaction to investor perceptions that political and regulatory risk had increased for both companies.

The series was underweighted in insurance stocks; however, our stock selection in this group was disappointing, particularly the series' ownership of Hartford Insurance and Chubb. The stock prices of these companies had declined because they had to increase their liability reserves to cover potential claims. However, when each company announced separately that they were going to issue stock to raise the necessary cash, the stock prices for each company rebounded.

The series was underweighted in technology stocks for the past six months and that hurt performance relative to the series' benchmark. Many of the stocks we didn't own, such as eBay and Yahoo, turned out to be among the best performers for the period. We believed that other opportunities were more attractive and carried less risk to investors.

The leisure sector detracted from results as the print and publishing sector, a large overweight for the portfolio, underperformed the market. Companies such as Gannett, New York Times, and Tribune were all hurt by the impact on advertising from the war with Iraq and sluggish demand for help wanted ads.

SOLID RETURNS FROM SELECTED SECURITIES

The series benefited from strong performance from a wide variety of selected securities such as Genentech, Home Depot, Analog Devices, and VERITAS. Genentech stock rose on positive data from a developmental drug for colorectal cancer and approval of several new drugs. Home Depot's sales thus far in 2003 exceeded many analysts' low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn care equipment manufacturer John Deere and strength in its appliance sales.

The stock price of VERITAS, a data storage technology company, benefited from the rally in technology stocks, and rose further as investors began to detect signs of improvement in some of the company's balance sheet metrics. Semiconductor company Analog Devices is a very high quality firm that many investors believe is well-positioned to benefit from an economic recovery.

MID CAP GROWTH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 19.07% and Service Class shares 18.53%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 18.74% over the same period for the series' benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of U.S. mid-cap growth stocks. Over the same period, the average mid-cap growth fund tracked by Lipper Inc., returned 15.80%.

PERFORMANCE CONTRIBUTORS

The market's rally was fairly broad-based, and the results in our portfolio, which became more diversified in the second half of 2002, were reflective of this. We saw gains in almost every sector in which we were invested. Health care stocks, particularly biotech companies, formed one of the portfolio's strongest-performing sectors. Our diverse health care holdings also included strong performers such as cost-containment firm Caremark Rx Inc., and medical device manufacturer Guidant Corp.

Overall, stock selection was the lead factor behind the portfolio's returns. Internet travel firm Expedia Inc. was our strongest-performing stock holding during the period, with satellite TV firm EchoStar, storage management software supplier VERITAS Software Co., and semiconductor manufacturer Analog Devices also contributing to performance. Likewise, utilities and communication holdings such as tower and broadcast infrastructure operators Crown Castle International Corp. and American Tower also led to gains.

DETRACTORS FROM PERFORMANCE

Stock selections also hurt performance during the period. Network management and security software vendor Network Associates missed its earnings estimates and struggled while being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced. Radio conglomerate Westwood One, Inc. was another disappointment. Fundamentals for Westwood One were challenging in the first half of this year, but we believe the upside for high growth is still solid. ChoicePoint, Inc., which provides risk management and fraud prevention information to insurance and Fortune 1000 companies, also fell during the period as a result of weaker than expected fundamentals. Despite the negative performance from these investments, we remain confident in the long-term fundamental outlook for these companies.

The portfolio's relative underperformance was also a result of our underweighted position in technology compared to the benchmark. We have continued to build into a select group of technology companies where we believe fundamentals (earnings, cash flow, etc.) merit investment. For many companies in this sector, however, the fundamentals picture remains uncertain. It is important to note that several of our strongest stock selections for the period were from this sector, as mentioned above.

DIVERSIFIED APPROACH

Overall, our decision to transition to a more-diversified and less-concentrated portfolio, with more companies represented in the series and smaller positions in individual companies, benefited our six-month returns. We expect to maintain our relatively diversified approach through the remainder of 2003, positioning the portfolio broadly across industries.

RESEARCH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 11.19% and Service Class shares 11.12%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 11.75% for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc., returned 10.38%.

KEY CONTRIBUTORS TO PERFORMANCE

Health care and retailing were the two strongest-performing sectors for the series. Holdings in biotechnology companies performed well for the period. For example, Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. And, Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

Standouts among retail holdings included Home Depot and Target. As the period began, Home Depot's stock price was significantly depressed because of weak comparable store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations helped, in part, by strength in its appliance sales and the company's exclusive arrangement with lawn care equipment manufacturer John Deere.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The portfolio was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE

Technology and basic materials were the two sectors that detracted the most from fund performance. Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

In the basic materials sector, Syngenta and Smurfit-Stone Container were two holdings that detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of U.S. sales when converted back into euros. We no longer held Syngenta stock at the end of the period.

TOTAL RETURN SERIES
For the six months ended June 30, 2003, the series provided a total return of 8.23% for Initial Class shares and 8.03% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with returns of 11.75% and 3.93%, respectively, for the series' benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is a measure of the U.S. bond market. The series' returns also compare to a 5.23% return for the Lehman Brothers Government/Credit Index, which measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt. During the same period, the average balanced fund tracked by Lipper Inc., returned 8.64%.

SLOW AND STEADY

The series recorded positive relative performance for the period, although it trailed the S&P 500. We believe that a major reason for the series' underperformance was its conservative positioning in both the equity and fixed-income portions, which has been our long-term strategy regardless of current economic or market conditions. It also diversifies to reduce portfolio volatility.

As a result of being a value investor, the series is typically underweighted in such sectors as technology and retail, both of which rebounded during the period.

The stocks that performed the best were the high risk stocks that had depreciated significantly during the bear market. Prices of higher-quality, lower-risk stocks rose also, but not as much their more aggressive counterparts. As a result, our emphasis on quality somewhat held back the portfolio's investment performance relative to its equity benchmark.

SOLID CONTRIBUTIONS FROM UTILITIES & COMMUNICATIONS STOCKS

For the period, the series' overweighted stock holdings in utilities & communications helped performance. The two standouts in the utilities & communications sector were AT&T Wireless and Calpine Corp. Calpine, which owns power generating plants and acts as a power merchant, had suffered from weak power demand and concern that it wouldn't meet its debt obligations. As concerns about the company's liquidity dissipated, the stock price rose.

Stock selection among energy stocks also contributed to the series' performance as many oil producing and oil service companies benefited from the continued high price of oil and natural gas, including Occidental Petroleum.

There were bright spots in the retail sectors as well. Shares of Sears reacted very positively to the announcement that it would be selling its credit card portfolio, thereby eliminating a major concern of investors and highlighting the stock's attractive price.

Comcast exceeded investor expectations for new subscriber additions and started to reap benefits from its acquisition of AT&T Broadband. Both developments contributed to higher stock prices.

HEALTH CARE DISAPPOINTING

Health care stock holdings disappointed during the period, including Schering Plough. Its stock price declined sharply because of announcements of lower earnings, investigations of shareholder reporting practices, and marketing difficulties with a prescription allergy drug.

The series' overweighted position in AT&T Corp. also hurt performance during the period. At the end of last year, AT&T appeared ready to turn a corner. However, pricing for the company's long distance service continues to be weak and competition remains fierce. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

FIXED-INCOME PERFORMANCE

Generally, the series likes to keep 40% to 45% of the portfolio invested in bonds. Because of the stock market improvement during the period, we kept the portfolio at the lower end of the range.

Our bond holdings contributed significantly to the series' performance by providing income and a measure of stability to the overall portfolio. We had trimmed our U.S. Treasury position in favor of corporate bonds because we felt that corporate bonds were attractively priced and offered better yields. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, interest rates fell to new 40-year lows and investor demand for the higher yields corporate bonds offer relative to government bonds drove corporate bond prices higher. Despite the rally we've experienced in the corporate bond market over the last several months, we believe there continue to be many companies with strong balance sheets whose bonds trade at attractive valuations. However, in this environment performance will be more bond-specific, therefore, we believe research into individual issuers will be more crucial to investment results.

NOTE TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2002, WE NO LONGER USE THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AS A BENCHMARK BECAUSE WE BELIEVE THE LEHMAN BROTHERS AGGREGATE BOND INDEX BETTER REFLECTS THE SERIES' INVESTMENT POLICIES AND OBJECTIVES. WE WILL CONTINUE TO PROVIDE COMPARATIVE RETURNS FOR THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX FOR A PERIOD OF ONE YEAR.

UTILITIES SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 21.33% and Service Class shares 21.17%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not include any applicable contract or surrender charges, compare with a return of 17.55% over the same period for the series' benchmark, the Standard & Poor's 500 Utilities Index (the S&P Index), which measures the performance of the utilities sector. Over the same period, the average utility fund tracked by Lipper Inc. returned 12.50%.

Over the six-month period, we witnessed a dramatic recovery from what we would term a near-panic in the utilities sector. In mid-2002, in the wake of the Enron scandal, utilities became the poster children for what was wrong with American business. Credit rating agencies seemed to take a dim view of any company with energy trading or merchant generation exposure and viewed most utilities as having too much debt on their balance sheets. This initiated a downward spiral in the middle of last year that decimated both stocks and bonds of many utilities. In our view, the rating agencies and investors largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

At the beginning of the six-month period, the panic had started to subside. In late 2002, utilities had begun to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps those securities had become undervalued. The result was strong performance over the period, as beaten-down utility securities recovered from the turmoil of mid-2002.

In the telecommunications area, however, performance was weaker. Earnings of regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, continued to be hampered by the slow economy and by competition. Long distance firms, on the other hand, were pressured by increasing competition from RBOCs. The wireless business, in our view, continued to be overcrowded, which created intense price competition throughout the industry.

CONTRIBUTORS TO PERFORMANCE

In terms of industries, the top contributor to performance, relative to the S&P Index, was electric power generators. Spanish electric utility Iberdrola, one of the series' better-performing holdings, benefited from new management that delivered on earnings expectations.

Convertible preferred bonds of electric power generator AES Corp. also contributed strongly to performance. The firm's credit outlook, and thus its bond prices, strengthened over the period as the company improved its cash flow and negotiated more favorable terms on its debt. The portfolio also benefited from not having positions in several utilities in the S&P Index that underperformed over the period, including Duke Energy, Southern Co., and Consolidated Edison.

Performance was also helped by holdings in the natural gas distribution and pipeline industries. Kinder Morgan was a strong contributor in this area. In the wireless communications area, our holdings in U.S. cellular operators AT&T Wireless and Sprint PCS, and in Mexican cellular firm America Movil, appreciated strongly over the period. And in the cable and satellite television industry, the series' holdings in Comcast and EchoStar Communications helped relative performance.

DETRACTORS FROM PERFORMANCE

Several of the biggest detractors from relative performance were strong-performing electric generation and natural gas companies that we didn't own or in which we were underweighted, relative to the S&P Index. In several cases, we did not own these securities because we felt they were relatively risky positions. For example, AES stock, in which we were relatively underweighted, performed very well; as mentioned earlier, we had chosen to concentrate on the company's convertible preferred bonds, which we felt entailed less risk. At natural gas company Williams Cos., management succeeded in turning around a failing firm. While we owned Williams Cos. bonds through the period, we did not own the firm's stock until late in the period and therefore missed most of the stock's appreciation. Natural gas firm Dynegy was another successful turnaround in which we did not fully participate.

In the telecommunications area, several RBOCs detracted from relative performance, including Verizon, SBC Communications, and BellSouth.

                     --------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

CAPITAL APPRECIATION SERIES(1)

Initial Class

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +15.88%       +2.16%      -51.24%      -26.21%      +84.19%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        +2.16%      -21.29%       -5.90%       +6.30%
----------------------------------------------------------------------------------------------------------

Service Class

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +15.62%       +1.83%      -51.50%      -26.60%      +83.21%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        +1.83%      -21.43%       -6.00%       +6.24%
----------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------
Average large-cap growth fund+                +12.27%       -0.74%      -20.22%       -4.49%       +6.72%
----------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index#                    +13.09%       +2.94%      -21.54%       -5.03%       +8.28%
----------------------------------------------------------------------------------------------------------

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

EMERGING GROWTH SERIES(1),(2)

Initial Class

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +17.41%       +1.56%      -58.39%      -20.51%      +74.45%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        +1.56%      -25.34%       -4.49%       +7.05%
----------------------------------------------------------------------------------------------------------

Service Class

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +17.29%       +1.32%      -58.59%      -20.90%      +73.60%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        +1.32%      -25.46%       -4.58%       +6.99%
----------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Average multi-cap growth fund+                +16.24%       +2.15%      -21.42%       -2.12%       +7.86%
----------------------------------------------------------------------------------------------------------
Russell 3000 Growth Index#                    +13.49%       +2.79%      -21.19%       -5.00%       +7.24%
----------------------------------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, May
 1, 1995, through June 30, 2003. Index information is from May 1, 1995. +Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

GLOBAL GROWTH SERIES(1),(2),(3)

Initial Class


                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +11.90%       -0.40%      -36.52%       +6.84%      +99.86%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        -0.40%      -14.06%       +1.33%       +7.46%
----------------------------------------------------------------------------------------------------------

Service Class

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +11.89%       -0.57%      -36.86%       +6.27%      +98.79%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --        -0.57%      -14.21%       +1.22%       +7.40%
----------------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                             6 MONTHS       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------------
Average global fund+                          +10.11%       -3.64%      -11.63%       -1.68%       +6.49%
----------------------------------------------------------------------------------------------------------
MSCI All Country World Free Index#            +11.63%       -1.56%      -12.38%       -2.48%       +5.97%
----------------------------------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2003. Index Information is from December 1, 1993.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

GLOBAL TELECOMMUNICATIONS SERIES(1),(3),(4),(5),(6),(7)

Initial Class

                                             6 MONTHS       1 YEAR        LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                       +14.53%       +5.93%      -73.18%
--------------------------------------------------------------------------------
Average Annual Total Return                       --        +5.93%      -37.19%
--------------------------------------------------------------------------------

Service Class

                                             6 MONTHS       1 YEAR        LIFE*
--------------------------------------------------------------------------------
Cumulative Total Return                       +14.59%       +5.53%      -73.28%
--------------------------------------------------------------------------------
Average Annual Total Return                       --        +5.53%      -37.27%
--------------------------------------------------------------------------------

Comparative Benchmarks

                                             6 MONTHS       1 YEAR        LIFE*
--------------------------------------------------------------------------------
MSCI World Index#                             +11.45%       -1.89%      -13.39%
--------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2003. Index information is from September 1, 2000.
#Source: Standard & Poor's Micropal, Inc.

MANAGED SECTORS SERIES(1),(4),(7)

Initial Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +13.55%     -1.45%    -53.84%    -19.93%    +82.23%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -1.45%    -22.71%     -4.35%     +6.18%
-------------------------------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +13.36%     -1.65%    -54.05%    -20.30%    +81.38%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -1.65%    -22.83%     -4.44%     +6.14%
-------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Lipper Large-Cap
Growth Index+                                +11.76%     -2.07%    -21.16%     -5.58%     +7.16%
-------------------------------------------------------------------------------------------------
Russell 1000
Growth Index#                                +13.09%     +2.94%    -21.54%     -5.03%     +8.28%
-------------------------------------------------------------------------------------------------
Russell 3000
Growth Index#                                +13.49%     +2.79%    -21.19%     -5.00%     +7.88%
-------------------------------------------------------------------------------------------------

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

MASSACHUSETTS INVESTORS TRUST SERIES(1)

Initial Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                       +9.30%     -1.90%    -27.88%    -17.51%   +124.40%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -1.90%    -10.32%     -3.78%     +8.42%
-------------------------------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                       +9.14%     -2.17%    -28.23%   -17.91%    +123.31%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -2.17%    -10.47%    -3.87%      +8.37%
-------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Average large-cap
core fund+                                   +10.38%     -1.94%    -12.90%     -2.71%     +8.13%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                 +11.75%     +0.25%    -11.19%     -1.61%    +10.04%
-------------------------------------------------------------------------------------------------

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

MID CAP GROWTH SERIES(1),(8)

Initial Class

                                            6 MONTHS     1 YEAR      LIFE*
---------------------------------------------------------------------------
Cumulative Total Return                      +19.07%     +4.30%    -56.11%
---------------------------------------------------------------------------
Average Annual Total Return                      --      +4.30%    -25.25%
---------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR      LIFE*
---------------------------------------------------------------------------
Cumulative Total Return                      +18.53%     +3.82%    -56.31%
---------------------------------------------------------------------------
Average Annual Total Return                      --      +3.82%    -25.37%
---------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR      LIFE*
---------------------------------------------------------------------------
Average mid-cap growth fund+                 +15.80%     +0.05%    -20.63%
---------------------------------------------------------------------------
Russell MidCap Growth Index#                 +18.74%     +7.35%    -21.57%
---------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2003. Index information is from September 1, 2000.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

RESEARCH SERIES(1)

Initial Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +11.19%     -2.23%    -41.10%    -18.80%    +95.73%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -2.23%    -16.18%     -4.08%     +8.08%
-------------------------------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +11.12%     -2.43%    -41.41%    -19.22%    +94.70%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      -2.43%    -16.32%     -4.18%     +8.01%
-------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Average large-cap core fund+                 +10.38%     -1.94%    -12.90%     -2.71%     +8.35%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index #                                +11.75%     +0.25%    -11.19%     -1.61%    +10.59%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2003. Index information is from November 1, 1994.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

TOTAL RETURN SERIES(1),(9)

Initial Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                       +8.23%     +3.79%    +16.52%    +26.61%   +146.24%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      +3.79%     +5.23%     +4.83%     +9.43%
-------------------------------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Cumulative Total Return                       +8.03%     +3.52%    +15.93%    +25.97%   +145.00%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --      +3.52%     +5.05%     +4.73%     +9.37%
-------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Average balanced fund+                        +8.64%     +2.90%     -2.70%     +1.38%     +7.61%
-------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index#                                   +3.93%    +10.40%    +10.08%     +7.55%     +7.21%
-------------------------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index#                                 +5.23%    +13.19%    +10.82%     +7.84%     +7.35%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                                 +11.75%     +0.25%    -11.19%     -1.61%    +10.04%
-------------------------------------------------------------------------------------------------

+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

UTILITIES SERIES(1),(5),(6),(9)

Initial Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +21.33%    +16.43%    -28.07%     +3.46%   +132.42%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +16.43%    -10.40%     +0.68%     +9.16%
-------------------------------------------------------------------------------------------------

Service Class

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Cumulative Total Return                      +21.17%    +16.03%    -28.48%     +2.87%   +131.09%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                      --     +16.03%    -10.57%     +0.57%     +9.10%
-------------------------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS     1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------------------------
Average utility fund+                        +12.50%     +1.18%     -9.87%     -1.11%     +5.92%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500
Utilities Index#                             +17.55%     -4.19%     -7.51%     -2.55%     +4.07%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2003. Index information is from December 1, 1993.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

(5) Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

(6) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

(7) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

(8) Investing in mid-sized companies is riskier than investing in more-established companies.

(9) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

     These risks may increase unit price volatility. Please see the prospectus for more details about these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
CAPITAL APPRECIATION SERIES
STOCKS -- 97.3%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 89.5%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., "A"*                                                                101,400   $     3,570,294
                                                                                                     ---------------
AEROSPACE -- 1.4%
Lockheed Martin Corp.                                                                      151,400   $     7,202,098
Northrop Grumman Corp.                                                                      32,400         2,795,796
                                                                                                     ---------------
                                                                                                     $     9,997,894
                                                                                                     ---------------
BIOTECHNOLOGY -- 5.8%
Abbott Laboratories, Inc.                                                                  276,800   $    12,112,768
Amgen, Inc.*                                                                               239,500        15,912,380
Biogen, Inc.*                                                                              115,900         4,404,200
Genentech, Inc.*                                                                            81,200         5,856,144
Gilead Sciences, Inc.*                                                                      53,300         2,962,414
                                                                                                     ---------------
                                                                                                     $    41,247,906
                                                                                                     ---------------
BUSINESS MACHINES -- 2.0%
International Business Machines Corp.                                                      172,700   $    14,247,750
                                                                                                     ---------------
BUSINESS SERVICES -- 2.9%
Apollo Group, Inc.*                                                                         47,000   $     2,902,720
BISYS Group, Inc.*                                                                         289,200         5,312,604
DST Systems, Inc.*                                                                          99,600         3,784,800
First Data Corp.                                                                           178,200         7,384,608
Thermo Electron Corp.*                                                                      67,400         1,416,748
                                                                                                     ---------------
                                                                                                     $    20,801,480
                                                                                                     ---------------
COMPUTER HARDWARE -- SYSTEMS -- 1.4%
Dell Computer Corp.*                                                                       311,300   $     9,949,148
                                                                                                     ---------------
COMPUTER SOFTWARE -- 1.4%
Oracle Corp.*                                                                              833,860   $    10,022,997
                                                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS-- 3.9%
Microsoft Corp.                                                                          1,082,200   $    27,715,142
                                                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 3.2%
SunGard Data Systems, Inc.*                                                                326,400   $     8,457,024
VERITAS Software Corp.*                                                                    514,815        14,759,746
                                                                                                     ---------------
                                                                                                     $    23,216,770
                                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.5%
Network Associates, Inc.*                                                                  268,800   $     3,408,384
                                                                                                     ---------------
CONGLOMERATES -- 3.0%
General Electric Co.                                                                       436,550   $    12,520,254
Tyco International Ltd.                                                                    465,200         8,829,496
                                                                                                     ---------------
                                                                                                     $    21,349,750
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 3.7%
Avon Products, Inc.                                                                        148,200   $     9,218,040
Gillette Co.                                                                               110,120         3,508,423
Kimberly-Clark Corp.                                                                        70,500         3,675,870
Newell Rubbermaid, Inc.                                                                    103,400         2,895,200
Procter & Gamble Co.                                                                        81,300         7,250,334
                                                                                                     ---------------
                                                                                                     $    26,547,867
                                                                                                     ---------------
ELECTRONICS -- 3.6%
Analog Devices, Inc.*                                                                      297,490   $    10,358,602
Linear Technology Corp.                                                                    132,900         4,280,709
Maxim Integrated Products, Inc.                                                            127,700         4,366,063
Microchip Technology, Inc.                                                                  85,500         2,105,865
Novellus Systems, Inc.*                                                                     63,900         2,340,082
Texas Instruments, Inc.                                                                    136,800         2,407,680
                                                                                                     ---------------
                                                                                                     $    25,859,001
                                                                                                     ---------------
ENTERTAINMENT -- 6.2%
AOL Time Warner, Inc.*                                                                     693,500   $    11,158,415
Clear Channel Communications, Inc.*                                                        268,995        11,402,698
Liberty Media Corp., "A"*                                                                  345,800         3,997,448
Viacom, Inc., "B"*                                                                         331,687        14,481,454
Walt Disney Co.                                                                            173,800         3,432,550
                                                                                                     ---------------
                                                                                                     $    44,472,565
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 8.0%
American Express Co.                                                                        91,100   $     3,808,891
Citigroup, Inc.                                                                            372,003        15,921,728
Fannie Mae                                                                                 193,100        13,022,664
Freddie Mac                                                                                 71,500         3,630,055
Goldman Sachs Group, Inc.                                                                  121,380        10,165,575
Merrill Lynch & Co., Inc.                                                                  225,870        10,543,612
                                                                                                     ---------------
                                                                                                     $    57,092,525
                                                                                                     ---------------
FINANCIAL SERVICES -- 1.8%
Mellon Financial Corp.                                                                     287,400   $     7,975,350
Northern Trust Corp.                                                                        70,200         2,933,658
T. Rowe Price Group, Inc.                                                                   54,600         2,061,150
                                                                                                     ---------------
                                                                                                     $    12,970,158
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 1.9%
Archer-Daniels-Midland Co.                                                                 105,500   $     1,357,785
PepsiCo, Inc.                                                                              280,100        12,464,450
                                                                                                     ---------------
                                                                                                     $    13,822,235
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co.                                                                     96,200   $     3,437,226
                                                                                                     ---------------
INDUSTRIAL GASES -- 0.5%
Praxair, Inc.                                                                               60,400   $     3,630,040
                                                                                                     ---------------
INSURANCE -- 2.0%
MetLife, Inc.                                                                              182,190   $     5,159,621
Travelers Property Casualty Corp., "A"                                                     558,029         8,872,661
                                                                                                     ---------------
                                                                                                     $    14,032,282
                                                                                                     ---------------
INTERNET -- 1.3%
InterActiveCorp*                                                                           158,000   $     6,252,060
Yahoo! Inc.*                                                                                93,200         3,053,232
                                                                                                     ---------------
                                                                                                     $     9,305,292
                                                                                                     ---------------
MEDIA -- 0.2%
Westwood One, Inc.*                                                                         41,300   $     1,401,309
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
Baxter International, Inc.                                                                 106,200   $     2,761,200
Boston Scientific Corp.*                                                                    36,600         2,236,260
Caremark Rx, Inc.*                                                                         144,100         3,700,488
Medtronic, Inc.                                                                            181,600         8,711,352
St. Jude Medical, Inc.*                                                                     30,500         1,753,750
                                                                                                     ---------------
                                                                                                     $    19,163,050
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.7%
AmerisourceBergen Corp.                                                                     54,100   $     3,751,835
Express Scripts, Inc., "A"*                                                                100,800         6,886,656
Guidant Corp.                                                                               88,000         3,906,320
Health Management Associates, Inc., "A"                                                    147,100         2,713,995
Tenet Healthcare Corp.*                                                                    189,300         2,205,345
                                                                                                     ---------------
                                                                                                     $    19,464,151
                                                                                                     ---------------
OIL SERVICES -- 1.7%
Baker Hughes, Inc.                                                                         161,800   $     5,431,626
Schlumberger Ltd.                                                                          146,000         6,945,220
                                                                                                     ---------------
                                                                                                     $    12,376,846
                                                                                                     ---------------
PHARMACEUTICALS -- 5.8%
Johnson & Johnson Co.                                                                      126,300   $     6,529,710
Pfizer, Inc.                                                                               514,885        17,583,323
Schering Plough Corp.                                                                      480,000         8,928,000
Wyeth                                                                                      177,200         8,071,460
                                                                                                     ---------------
                                                                                                     $    41,112,493
                                                                                                     ---------------
PRINTING & PUBLISHING -- 1.7%
E.W. Scripps Co., "A"                                                                       38,160   $     3,385,555
New York Times Co., "A"                                                                     78,100         3,553,550
Tribune Co.                                                                                114,100         5,511,030
                                                                                                     ---------------
                                                                                                     $    12,450,135
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co., "B"                                                         107,000   $     3,059,130
                                                                                                     ---------------

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
RESTAURANTS & LODGING -- 2.8%
Brinker International, Inc.*                                                               148,300   $     5,341,766
Cendant Corp.*                                                                             389,500         7,135,640
McDonald's Corp.                                                                           189,900         4,189,194
Outback Steakhouse, Inc.                                                                    82,600         3,221,400
                                                                                                     ---------------
                                                                                                     $    19,888,000
                                                                                                     ---------------
RETAIL -- 8.7%
CVS Corp.                                                                                  233,500   $     6,545,005
Home Depot, Inc.                                                                           477,300        15,808,176
Kohl's Corp.*                                                                              175,700         9,027,466
Lowe's Cos., Inc.                                                                           41,400         1,778,130
PETsMART, Inc.*                                                                            102,900         1,715,343
Staples, Inc.*                                                                              91,700         1,682,695
Target Corp.                                                                               241,240         9,128,521
The TJX Cos., Inc.                                                                         218,100         4,109,004
Wal-Mart Stores, Inc.                                                                      161,600         8,673,072
Williams-Sonoma, Inc.*                                                                     125,200         3,655,840
                                                                                                     ---------------
                                                                                                     $    62,123,252
                                                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 1.1%
3M Co.                                                                                      59,600   $     7,687,208
Career Education Corp.*                                                                      4,881           333,958
                                                                                                     ---------------
                                                                                                     $     8,021,166
                                                                                                     ---------------
TELECOMMUNICATIONS -- 1.3%
EchoStar Communications Corp., "A"*                                                        259,695   $     8,990,641
                                                                                                     ---------------
TELECOMMUNICATIONS & CABLE -- 1.1%
Comcast Corp., "A"*                                                                        248,800   $     7,508,784
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
Sprint Corp. (PCS Group)*                                                                  991,600   $     5,701,700
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.4%
Cisco Systems, Inc.*                                                                     1,008,940   $    16,839,209
                                                                                                     ---------------
TRANSPORTATION -- 0.6%
Fedex Corp.                                                                                 73,500   $     4,559,205
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   639,355,777
                                                                                                     ---------------
FOREIGN STOCKS -- 7.8%
BERMUDA -- 1.8%
Ace Ltd. (Insurance)                                                                       115,800   $     3,970,782
XL Capital Ltd., "A" (Insurance)                                                           102,300         8,490,900
                                                                                                     ---------------
                                                                                                     $    12,461,682
                                                                                                     ---------------
CANADA -- 1.1%
Encana Corp. (Oils)                                                                        204,500   $     7,846,665
                                                                                                     ---------------
GERMANY -- 1.2%
Bayerische Motoren Werke AG (Automotive)                                                   100,100   $     3,857,192
SAP AG (Computer Software -- Systems)                                                       36,400         4,299,957
                                                                                                     ---------------
                                                                                                     $     8,157,149
                                                                                                     ---------------
NETHERLANDS -- 0.7%
STMicroelectronics N.V. (Electronics)                                                      252,300   $     5,245,317
                                                                                                     ---------------
SWITZERLAND -- 1.2%
Novartis AG (Medical & Health Products)                                                    223,700   $     8,871,205
                                                                                                     ---------------
UNITED KINGDOM -- 1.8%
AstraZeneca Group PLC
  (Medical & Health Products)                                                              165,100   $     6,631,322
Vodafone Group PLC
  (Telecommunications)*                                                                  2,610,058         5,112,288
Willis Group Holdings Ltd. (Insurance)                                                      42,600         1,309,950
                                                                                                     ---------------
                                                                                                     $    13,053,560
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    55,635,578
                                                                                                     ---------------
    Total Stocks (Identified Cost, $690,398,643)                                                     $   694,991,355
                                                                                                     ---------------

                                                                                  PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)         VALUE
SHORT-TERM OBLIGATIONS -- 2.1%
Citigroup, Inc., due 7/01/03                                                       $         3,379   $     3,379,000
Federal Home Loan Bank, due 7/01/03                                                          2,937         2,937,000
General Electric Capital Corp., due 7/01/03                                                  8,748         8,748,000
                                                                                                     ---------------
    Total Short-Term Obligations, at
      Amortized Cost                                                                                 $    15,064,000
                                                                                                     ---------------
    Total Investments (Identified Cost, $705,462,643 )                                               $   710,055,355
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                                                                                 4,507,542
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   714,562,897
                                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
EMERGING GROWTH SERIES
STOCKS -- 98.9%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 93.0%
ADVERTISING & BROADCASTING -- 0.1%
Lamar Advertising Co., "A"*                                                                 15,200   $       535,192
                                                                                                     ---------------
AEROSPACE -- 1.2%
Lockheed Martin Corp.                                                                       73,900   $     3,515,423
Northrop Grumman Corp.                                                                      23,200         2,001,928
                                                                                                     ---------------
                                                                                                     $     5,517,351
                                                                                                     ---------------
AEROSPACE & DEFENSE -- 0.3%
Alliant Techsystems, Inc.*                                                                  26,500   $     1,375,615
                                                                                                     ---------------
AIRLINES -- 0.4%
JetBlue Airways Corp.*                                                                      40,000   $     1,691,600
                                                                                                     ---------------
BANKS & CREDIT COS. -- 0.5%
Banknorth Group, Inc.                                                                       34,900   $       890,648
First Tennessee National Corp.                                                              21,300           935,283
Northern Trust Corp.                                                                        10,700           447,153
                                                                                                     ---------------
                                                                                                     $     2,273,084
                                                                                                     ---------------
BIOTECHNOLOGY -- 6.2%
Abbott Laboratories, Inc.                                                                   98,960   $     4,330,489
Affymetrix, Inc.*                                                                           10,800           212,868
Amgen, Inc.*                                                                               124,400         8,265,137
Biogen, Inc.*                                                                               26,400         1,003,200
Celgene Corp.*                                                                              19,600           595,840
Genentech, Inc.*                                                                            12,400           894,288
Genzyme Corp.*                                                                              90,010         3,762,418
Gilead Sciences, Inc.*                                                                      50,300         2,795,674
Guidant Corp.                                                                               43,000         1,908,770
ICOS Corp.*                                                                                 11,600           426,300
IDEC Pharmaceuticals Corp.*                                                                 44,000         1,496,000
InterMune, Inc.*                                                                            10,890           175,438
Medimmune, Inc.*                                                                            41,280         1,501,354
                                                                                                     ---------------
                                                                                                     $    27,367,776
                                                                                                     ---------------
BUSINESS MACHINES -- 2.0%
Affiliated Computer Services, Inc., "A"*                                                    47,040   $     2,151,139
Hewlett-Packard Co.                                                                        102,300         2,178,990
International Business Machines Corp.                                                       54,800         4,521,000
                                                                                                     ---------------
                                                                                                     $     8,851,129
                                                                                                     ---------------
BUSINESS SERVICES -- 5.8%
Apollo Group, Inc.*                                                                         18,900   $     1,167,264
ARAMARK Corp.*                                                                              76,570         1,716,699
BearingPoint, Inc.*                                                                         58,100           560,665
BISYS Group, Inc.*                                                                         298,000         5,474,260
ChoicePoint, Inc.*                                                                          33,600         1,159,872
DST Systems, Inc.*                                                                         109,000         4,142,000
First Data Corp.                                                                            81,306         3,369,321
Fiserv, Inc.*                                                                               45,860         1,633,074
Getty Images, Inc.*                                                                         14,100           582,330
Iron Mountain, Inc.*                                                                        31,130         1,154,612
Manpower, Inc.                                                                              33,840         1,255,126
Paychex, Inc.                                                                               18,800           551,028
Robert Half International, Inc.*                                                            30,100           570,094
Thermo Electron Corp.*                                                                      88,900         1,868,678
WebMD Corp.*                                                                                44,100           477,603
                                                                                                     ---------------
                                                                                                     $    25,682,626
                                                                                                     ---------------
COMPUTER HARDWARE -- SYSTEMS -- 1.4%
Dell Computer Corp.*                                                                       173,080   $     5,531,637
Lexmark International, Inc.*                                                                11,722           829,566
                                                                                                     ---------------
                                                                                                     $     6,361,203
                                                                                                     ---------------
COMPUTER SERVICES -- 0.2%
Apple Computer, Inc.*                                                                       34,400   $       657,728
                                                                                                     ---------------
COMPUTER SOFTWARE -- 2.7%
BEA Systems, Inc.*                                                                          94,792   $     1,029,441
Mercury Interactive Corp.*                                                                  15,500           598,455
Oracle Corp.*                                                                              339,697         4,083,158
VERITAS Software Corp.*                                                                    223,510   $     6,408,032
                                                                                                     ---------------
                                                                                                     $    12,119,086
                                                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.2%
Microsoft Corp.                                                                            378,100   $     9,683,141
                                                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.2%
SunGard Data Systems, Inc.*                                                                210,340   $     5,449,909
                                                                                                     ---------------
CONGLOMERATES -- 2.3%
General Electric Co.                                                                        66,300   $     1,901,484
InterActiveCorp.*                                                                           81,200         3,213,084
Tyco International Ltd.                                                                    271,900         5,160,662
                                                                                                     ---------------
                                                                                                     $    10,275,230
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 1.9%
Avon Products, Inc.                                                                         77,620   $     4,827,964
Energizer Holdings, Inc.*                                                                   19,600           615,440
Gillette Co.                                                                                16,860           537,160
Kimberly-Clark Corp.                                                                        11,560           602,738
Newell Rubbermaid, Inc.                                                                     15,900           445,200
Pepsi Bottling Group, Inc.                                                                  11,900           238,238
Procter & Gamble Co.                                                                        12,400         1,105,832
                                                                                                     ---------------
                                                                                                     $     8,372,572
                                                                                                     ---------------
ELECTRONICS -- 4.4%
Agere Systems, Inc.*                                                                       348,100   $       800,630
Altera Corp.*                                                                              130,000         2,132,000
Analog Devices, Inc.*                                                                      158,572         5,521,477
Lam Research Corp.*                                                                         29,000           528,090
Linear Technology Corp.                                                                     46,130         1,485,847
Maxim Integrated Products, Inc.                                                             46,400         1,586,416
Microchip Technology, Inc.                                                                 118,600         2,921,118
Novellus Systems, Inc.*                                                                     93,476         3,423,185
Texas Instruments, Inc.                                                                     21,000           369,600
Xilinx, Inc.*                                                                               19,800           501,138
                                                                                                     ---------------
                                                                                                     $    19,269,501
                                                                                                     ---------------
ENTERTAINMENT -- 3.3%
AOL Time Warner, Inc.*                                                                     106,400   $     1,711,976
Fox Entertainment Group, Inc.*                                                              21,904           630,397
Liberty Media Corp.*                                                                       198,100         2,290,036
MGM Mirage, Inc.*                                                                           65,400         2,235,372
Viacom, Inc., "B"*                                                                         146,850         6,411,471
Walt Disney Co.                                                                             72,200         1,425,950
                                                                                                     ---------------
                                                                                                     $    14,705,202
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 4.9%
Affiliated Managers Group, Inc.*                                                             9,700   $       591,215
American Express Co.                                                                        13,870           579,905
Citigroup, Inc.                                                                            126,259         5,403,885
Fannie Mae                                                                                  60,070         4,051,121
Freddie Mac                                                                                 29,100         1,477,407
Goldman Sachs Group, Inc.                                                                   39,674         3,322,697
Legg Mason, Inc.                                                                             9,800           636,510
Lehman Brothers Holdings, Inc.                                                              19,800         1,316,304
Merrill Lynch & Co., Inc.                                                                   85,324         3,982,924
Waddell & Reed Financial, Inc., "A"                                                         12,600           323,442
                                                                                                     ---------------
                                                                                                     $    21,685,410
                                                                                                     ---------------
FINANCIAL SERVICES -- 1.6%
Ameritrade Holding Corp.*                                                                   80,600   $       597,246
E*TRADE Group, Inc.*                                                                        42,900           364,650
Investors Financial Services Corp.                                                          58,900         1,708,689
Mellon Financial Corp.                                                                      44,500         1,234,875
SLM Corp.                                                                                   62,400         2,444,208
T. Rowe Price Group, Inc.                                                                   18,700           705,925
                                                                                                     ---------------
                                                                                                     $     7,055,593
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 2.0%
Archer-Daniels-Midland Co.                                                                  22,100   $       284,427
Hershey Foods Corp.                                                                         16,500         1,149,390

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
FOOD & BEVERAGE PRODUCTS -- continued
PepsiCo, Inc.                                                                              123,760   $     5,507,320
Sysco Corp.                                                                                 68,600         2,060,744
                                                                                                     ---------------
                                                                                                     $     9,001,881
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co.                                                                     60,300   $     2,154,519
                                                                                                     ---------------
HEALTHCARE -- 4.0%
Aetna, Inc.                                                                                 39,600   $     2,383,920
Caremark Rx, Inc.*                                                                         210,640         5,409,235
Express Scripts, Inc.*                                                                      38,480         2,628,954
SICOR, Inc.*                                                                                37,900           770,886
Weight Watchers International, Inc.*                                                        82,860         3,769,302
Wellpoint Health Networks, Inc.*                                                            31,620         2,665,566
                                                                                                     ---------------
                                                                                                     $    17,627,863
                                                                                                     ---------------
INDUSTRIAL -- 0.3%
Rockwell Automation, Inc.                                                                   54,200   $     1,292,128
                                                                                                     ---------------
INDUSTRIAL GASES -- 0.6%
Praxair, Inc.                                                                               42,830   $     2,574,083
                                                                                                     ---------------
INSURANCE -- 1.6%
Arthur J. Gallagher & Co.                                                                   16,200   $       440,640
Marsh & McLennan Cos., Inc.                                                                 49,900         2,548,393
MetLife, Inc.                                                                               28,810           815,899
Travelers Property Casualty Corp.                                                          215,666         3,429,090
                                                                                                     ---------------
                                                                                                     $     7,234,022
                                                                                                     ---------------
INTERNET -- 1.2%
eBay, Inc.*                                                                                 13,300   $     1,385,594
Expedia, Inc.*                                                                              29,400         2,245,572
Monster Worldwide, Inc.*                                                                    15,300           301,869
Yahoo!, Inc.*                                                                               36,000         1,179,360
                                                                                                     ---------------
                                                                                                     $     5,112,395
                                                                                                     ---------------
INTERNET SECURITY -- 0.9%
Network Associates, Inc.*                                                                  152,120   $     1,928,882
Symantec Corp.*                                                                             42,200         1,850,892
                                                                                                     ---------------
                                                                                                     $     3,779,774
                                                                                                     ---------------
LEISURE -- 0.2%
Royal Caribbean Cruises Ltd.                                                                41,600   $       963,456
                                                                                                     ---------------
MANUFACTURING -- 0.7%
ITT Industries, Inc.                                                                        19,100   $     1,250,286
Mattel, Inc.                                                                                90,900         1,719,828
Smurfit-Stone Container Corp.*                                                              39,600           515,988
                                                                                                     ---------------
                                                                                                     $     3,486,102
                                                                                                     ---------------
MEDIA -- 2.9%
Clear Channel Communications, Inc.*                                                        108,710   $     4,608,217
Entercom Communications Corp.*                                                              55,088         2,699,863
Hearst-Argyle Television, Inc.*                                                             33,640           871,276
Hispanic Broadcasting Corp.*                                                                13,500           343,575
LIN TV Corp. "A"*                                                                           11,500           270,825
Univision Communications, Inc., "A"*                                                        31,600           960,640
Westwood One, Inc.*                                                                         87,620         2,972,946
                                                                                                     ---------------
                                                                                                     $    12,727,342
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 3.8%
Apogent Technologies, Inc.*                                                                 67,200   $     1,344,000
Baxter International, Inc.                                                                  16,100           418,600
Boston Scientific Corp.*                                                                    27,100         1,655,810
DENTSPLY International, Inc.                                                                53,100         2,171,790
Forest Laboratories, Inc.*                                                                  29,060         1,591,035
Johnson & Johnson Co.                                                                       19,180           991,606
Pfizer, Inc.                                                                                79,050         2,699,558
Schering-Plough Corp.                                                                      159,800         2,972,280
Varian Medical Systems, Inc.*                                                               12,830           738,623
Waters Corp.*                                                                               81,700         2,379,921
                                                                                                     ---------------
                                                                                                     $    16,963,223
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.4%
AmerisourceBergen Corp.                                                                     46,100   $     3,197,035
Cytyc Corp.*                                                                               154,120         1,621,342
Health Management Associates, Inc., "A"                                                    143,330         2,644,438
Invitrogen Corp.*                                                                           29,600         1,135,752
Laboratory Corporation of America
  Holdings*                                                                                 30,140           908,721
Lincare Holdings, Inc.*                                                                     20,210           636,817
Medtronic, Inc.                                                                             64,800         3,108,456
St. Jude Medical, Inc.*                                                                      4,700           270,250
Tenet Healthcare Corp.*                                                                    145,200         1,691,580
                                                                                                     ---------------
                                                                                                     $    15,214,391
                                                                                                     ---------------
OIL SERVICES -- 3.0%
Baker Hughes, Inc.                                                                         115,990   $     3,893,784
BJ Services Co.*                                                                            66,020         2,466,507
Cooper Cameron Corp.*                                                                       22,760         1,146,649
GlobalSantaFe Corp.                                                                         86,300         2,014,242
Nabors Industries Ltd.*                                                                     25,500         1,008,525
Noble Corp.*                                                                                 1,100            37,730
Rowan Cos., Inc.*                                                                           29,500           660,800
Schlumberger Ltd.                                                                           22,200         1,056,054
Smith International, Inc.*                                                                  22,700           833,998
                                                                                                     ---------------
                                                                                                     $    13,118,289
                                                                                                     ---------------
PHARMACEUTICALS -- 1.4%
ICN Pharmaceuticals, Inc.                                                                   63,800   $     1,069,288
Medicis Pharmaceutical Corp.                                                                32,400         1,837,080
Mylan Laboratories, Inc.                                                                    40,135         1,395,494
Watson Pharmaceuticals, Inc.*                                                               17,500           706,475
Wyeth                                                                                       27,200         1,238,960
                                                                                                     ---------------
                                                                                                     $     6,247,297
                                                                                                     ---------------
PRINTING & PUBLISHING -- 1.7%
E.W. Scripps Co.                                                                            26,880   $     2,384,794
McGraw-Hill Cos., Inc.                                                                      16,720         1,036,640
Meredith Corp.                                                                              22,900         1,007,600
New York Times Co. "A"                                                                      19,490           886,795
Tribune Co.                                                                                 43,000         2,076,900
                                                                                                     ---------------
                                                                                                     $     7,392,729
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Starwood Hotels & Resorts Co.                                                              125,060   $     3,575,465
                                                                                                     ---------------
RESTAURANTS & LODGING -- 4.1%
Brinker International, Inc.*                                                                94,330   $     3,397,767
CEC Entertainment, Inc.*                                                                    21,290           786,240
Cendant Corp.*                                                                             291,080         5,332,585
Cheesecake Factory, Inc.*                                                                   18,100           649,609
Four Seasons Hotels, Inc.                                                                   15,000           648,900
McDonald's Corp.                                                                            28,900           637,534
Outback Steakhouse, Inc.                                                                   122,820         4,789,980
Starbucks Corp.*                                                                            28,450           697,594
Wendy's International, Inc.                                                                 35,300         1,022,641
                                                                                                     ---------------
                                                                                                     $    17,962,850
                                                                                                     ---------------
RETAIL -- 7.8%
CVS Corp.                                                                                   76,600   $     2,147,098
Ethan Allen Interiors, Inc.                                                                 28,200           991,512
Family Dollar Stores, Inc.                                                                  35,200         1,342,880
Home Depot, Inc.                                                                           203,400         6,736,608
Kohl's Corp.*                                                                               49,220         2,528,924
Lowe's Cos., Inc.                                                                            6,300           270,585
Office Depot, Inc.*                                                                         89,600         1,300,096
PETsMART, Inc.*                                                                             97,600         1,626,992
Staples, Inc.*                                                                             188,600         3,460,810
Talbots, Inc.                                                                               56,900         1,675,705
Target Corp.                                                                                98,920         3,743,133
Tiffany & Co.                                                                               57,250         1,870,930

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
RETAIL -- continued
TJX Cos., Inc.                                                                              84,300   $     1,588,212
Wal-Mart Stores, Inc.                                                                       24,790         1,330,479
Walgreen Co.                                                                                33,940         1,021,594
Williams-Sonoma, Inc.*                                                                      92,400         2,698,080
                                                                                                     ---------------
                                                                                                     $    34,333,638
                                                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 0.9%
3M Co.                                                                                       9,010   $     1,162,110
Career Education Corp.*                                                                      3,300           225,786
Millipore Corp.*                                                                            57,100         2,533,527
                                                                                                     ---------------
                                                                                                     $     3,921,423
                                                                                                     ---------------
TELECOMMUNICATIONS -- 3.4%
ADTRAN, Inc.*                                                                               32,900   $     1,687,441
Advanced Fibre Communications, Inc.*                                                        49,130           799,345
Amdocs Ltd.*                                                                               126,400         3,033,600
California Amplifier, Inc.*                                                                    135               482
EchoStar Communications Corp. "A"*                                                         244,270         8,456,627
Scientific-Atlanta, Inc.                                                                    37,200           886,848
                                                                                                     ---------------
                                                                                                     $    14,864,343
                                                                                                     ---------------
TELECOMMUNICATIONS & CABLE -- 1.5%
Comcast Corp. "A"*                                                                          38,200   $     1,152,876
Comcast Corp. "Special A"*                                                                 124,540         3,590,488
Cox Communications, Inc.*                                                                   63,400         2,022,460
                                                                                                     ---------------
                                                                                                     $     6,765,824
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.6%
American Tower Corp., "A"*                                                                 186,260   $     1,648,401
AT&T Wireless Services, Inc.*                                                              190,300         1,562,363
Crown Castle International Corp.*                                                          241,400         1,875,678
Sprint Corp. (PCS Group)*                                                                  310,900         1,787,675
                                                                                                     ---------------
                                                                                                     $     6,874,117
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 1.5%
Cisco Systems, Inc.*                                                                       386,461   $     6,450,034
                                                                                                     ---------------
TRANSPORTATION -- SERVICES -- 0.6%
Expeditors International of Washington, Inc.                                                34,300   $     1,188,152
Fedex Corp.                                                                                 11,300           700,939
Swift Transportation, Inc.*                                                                 20,600           383,572
Werner Enterprises, Inc.                                                                    14,000           296,800
                                                                                                     ---------------
                                                                                                     $     2,569,463
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   411,135,599
                                                                                                     ---------------
FOREIGN STOCKS -- 5.9%
BERMUDA -- 0.6%
Ace Ltd. (Insurance)                                                                        18,300   $       627,507
XL Capital Ltd. (Insurance)                                                                 25,070         2,080,810
                                                                                                     ---------------
                                                                                                     $     2,708,317
                                                                                                     ---------------
CANADA -- 0.3%
EnCana Corp. (Oil Production)                                                               31,140   $     1,194,842
                                                                                                     ---------------
FRANCE -- 0.2%
Business Objects S.A., ADR (Computer
  Software -- Systems)*                                                                     39,900   $       875,805
                                                                                                     ---------------
GERMANY -- 1.4%
Bayerische Motoren Werke AG
  (Automotive)                                                                              89,600   $     3,452,591
SAP AG (Computer Software -- Systems)                                                        5,600           661,532
SAP AG, ADR (Computer
  Software -- Systems)                                                                      77,400         2,261,628
                                                                                                     ---------------
                                                                                                     $     6,375,751
                                                                                                     ---------------
GRAND CAYMAN ISLANDS -- 0.1%
Seagate Technology (Computer
  Hardware -- Systems)*                                                                     35,400   $       624,810
                                                                                                     ---------------
ISRAEL -- 1.0%
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                                                         75,700   $     4,309,601
                                                                                                     ---------------
NETHERLANDS -- 0.5%
ASM Lithography Holding N.V. (Computer
  Software-- Systems)*                                                                      58,300   $       557,348
STMicroelectronics N.V. (Electronics)                                                       78,630         1,634,718
                                                                                                     ---------------
                                                                                                     $     2,192,066
                                                                                                     ---------------
SWITZERLAND -- 0.9%
Novartis AG (Medical & Health Products)                                                     76,600   $     3,037,703
Alcon, Inc. (Medical & Health Products)                                                     16,100           735,770
                                                                                                     ---------------
                                                                                                     $     3,773,473
                                                                                                     ---------------
UNITED KINGDOM -- 0.9%
AstraZeneca Group PLC (Medical &
  Health Products)                                                                          25,300   $     1,016,187
Vodafone Group PLC, ADR
  (Telecommunications)                                                                      39,483           775,841
Willis Group Holdings Ltd. (Insurance)                                                      63,000         1,937,250
                                                                                                     ---------------
                                                                                                     $     3,729,278
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    25,783,943
                                                                                                     ---------------
    Total Stocks (Identified Cost, $422,096,602)                                                     $   436,919,542
                                                                                                     ---------------

SHORT-TERM OBLIGATIONS -- 0.5%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost                                                   $         2,007   $     2,007,000
                                                                                                     ---------------
COLLATERAL FOR SECURITIES LOANED -- 7.0%

                                                                                          SHARES
UBS Private Money Market Fund,
  at Amortized Cost                                                                     31,115,023   $    31,115,023
                                                                                                     ---------------
    Total Investments (Identified Cost, $455,218,625)                                                $   470,041,565
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
                                                                                     OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                                                       (000 OMITTED)
PUT OPTIONS WRITTEN
VERITAS Software Corp.*/
  July/30 (Premiums Received, $53,448)                                             $           (41)  $       (24,540)
                                                                                                     ---------------
CALL OPTIONS WRITTEN -- (0.1)%
Affiliated Computer Services, Inc.*/ July/50                                       $           (23)  $        (6,930)
AmerisourceBergen Corp./ July/70                                                               (13)          (20,150)
Amgen, Inc.*/ July/60                                                                          (29)         (173,400)
Analog Devices, Inc.*/ July/40                                                                 (15)           (2,205)
Echostar Communications Corp.*/ July/35                                                        (36)          (32,670)
Genzyme Corp.*/ July/50                                                                        (24)           (1,195)
Lexmark International, Inc.*/ July/65                                                          (12)          (82,410)
Novellus Systems, Inc.*/ July/40                                                               (26)          (13,000)
                                                                                                     ---------------
    Total Call Options Written (Premiums
      Received, $284,416)                                                                            $      (331,960)
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.3)%                                                                            (27,713,255)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   441,971,810
                                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
GLOBAL GROWTH SERIES
STOCKS -- 98.1%

ISSUER                                                                                    SHARES          VALUE
FOREIGN STOCKS -- 66.3%
AUSTRALIA -- 1.1%
Australia & New Zealand Banking Group
  Ltd. (Banks & Credit Cos.)                                                                74,793   $       934,590
John Fairfax Holdings Ltd.
  (Printing & Publishing)                                                                  255,790           494,640
News Corp., Ltd. (Media)*                                                                   66,029           496,554
                                                                                                     ---------------
                                                                                                     $     1,925,784
                                                                                                     ---------------
AUSTRIA -- 0.3%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                                                        4,830   $       427,512
                                                                                                     ---------------
BELGIUM -- 0.6%
Fortis (Financial Services)                                                                 62,340   $     1,075,599
                                                                                                     ---------------
BERMUDA -- 0.6%
Ace Ltd. (Insurance)                                                                         9,700   $       332,613
XL Capital Ltd. (Insurance)                                                                  8,400           697,200
                                                                                                     ---------------
                                                                                                     $     1,029,813
                                                                                                     ---------------
BRAZIL -- 1.5%
Aracruz Celulose S.A. (Forest & Paper
  Products)                                                                                 15,450   $       325,377
Banco Bradesco S.A., Preferred (Banks &
  Credit Cos.)                                                                          72,600,000           271,663
Banco Itau Holding Financeira (Banks &
  Credit Cos.)                                                                           4,270,000           284,497
Brasil Telecom Participacoes, ADR,
  (Telecommunications)                                                                       5,300           198,485
Caemi Mineracao e Metalurgica S.A.
  (Metals & Mining)                                                                        530,000            90,227
Celular CRT Participacoes S.A., Preferred
  (Telecommunications)                                                                           0                 3
Companhia Siderurgica National, ADR,
  (Steel)                                                                                    4,800           119,088
Companhia Vale Do Rio Doce, ADR
  (Metals & Mining)*                                                                        10,200           302,532
Petroleo Brasileiro S.A., ADR (Oils)                                                        47,680           942,157
                                                                                                     ---------------
                                                                                                     $     2,534,029
                                                                                                     ---------------
CANADA -- 2.2%
EnCana Corp. (Natural Gas -- Pipeline)                                                      24,030   $       916,357
EnCana Corp. (Energy -- Independent)                                                        17,100           656,127
Manitoba Telecom Services, Inc.
  (Telecommunications)                                                                      17,850           523,223
Molson, Inc. (Beverages)                                                                    30,300           815,524
Talisman Energy, Inc. (Oils)                                                                19,230           872,318
                                                                                                     ---------------
                                                                                                     $     3,783,549
                                                                                                     ---------------
CHINA -- 1.5%
Beijing Datang Power Generation Co., Ltd.,
  (Utilities -- Electric Power)                                                            278,000   $       122,991
China Oilfield Services, Ltd. (Oil Services)                                             2,418,400           542,718
China Telecom Corp. (Telecommunications)                                                 1,564,000           359,003
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                                                          1,092,000         1,246,296
PetroChina Co., Ltd. (Oils)                                                                600,000           180,812
                                                                                                     ---------------
                                                                                                     $     2,451,820
                                                                                                     ---------------
CROATIA -- 0.1%
Pliva d.d., GDR, (Pharmaceuticals)                                                          10,200   $       141,181
                                                                                                     ---------------
DENMARK -- 0.8%
Danske Bank (Banks & Credit Cos.)                                                           68,560   $     1,337,156
                                                                                                     ---------------
EGYPT
Mobinil -- Egyptian Co.
  (Mobile Phone)                                                                             5,600   $        49,936
                                                                                                     ---------------
FRANCE -- 4.9%
Carrefour S.A. (Retail)                                                                     11,020   $       541,001
France Telecom S.A. (Telecommunications)*                                                   66,810         1,641,478
Generale de Sante (Healthcare)*                                                             32,430           386,082
L'Air Liquide S.A. (Gas)                                                                     5,840   $       867,224
Sanofi-Synthelabo S.A. (Medical & Health
  Products)                                                                                 21,940         1,287,061
Schneider Electric S.A. (Machinery & Tools)                                                 11,548           543,810
Societe Television Francaise 1 (Media)                                                       9,949           306,695
STMicroelectronics N.V. (Electronics)                                                       20,600           428,274
Total Fina Elf S.A., "B" (Oils)                                                             15,460         2,340,226
                                                                                                     ---------------
                                                                                                     $     8,341,851
                                                                                                     ---------------
GERMANY -- 2.9%
Bayerische Motoren Werke AG
  (Automotive)                                                                              41,560   $     1,601,448
Celanese AG (Chemicals)                                                                     19,370           471,898
Fresenius Medical Care AG (Medical &
  Health Products)                                                                           6,916           250,586
Linde AG (Conglomerates)                                                                    18,370           681,234
Porsche AG (Automotive)                                                                      2,452         1,040,733
SAP AG (Computer Software -- Systems)                                                        3,100           366,205
Schering AG (Pharmaceuticals)                                                                5,730           280,642
Stada Arzneimittel AG (Pharmaceuticals)                                                      3,300           210,289
                                                                                                     ---------------
                                                                                                     $     4,903,035
                                                                                                     ---------------
GREECE -- 0.4%
Coca-Cola HBC S.A.
  (Food & Non Alcoholic Beverages)                                                          16,660   $       275,567
Cosmote S.A. (Telecommunications)                                                           38,410           410,884
                                                                                                     ---------------
                                                                                                     $       686,451
                                                                                                     ---------------
HONG KONG -- 1.1%
Bank Of East Asia Ltd. (Banks &
  Credit Cos.)*                                                                             39,000   $        76,268
China Mobile (Hong Kong) Ltd., (Wireless
  Communications)                                                                          364,000           858,870
Citic Pacific Ltd. (Conglomerates)                                                         129,000           234,902
CNOOC Ltd. (Oil)                                                                           273,500           399,826
Denway Motors, Ltd. (Automotive)                                                           792,000           360,547
                                                                                                     ---------------
                                                                                                     $     1,930,413
                                                                                                     ---------------
HUNGARY -- 0.3%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals)*                                                                         2,300   $       162,234
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)                                                                       4,300            73,960
OTP Bank, GDR (Banks & Credit Cos.)                                                         16,500           317,625
                                                                                                     ---------------
                                                                                                     $       553,819
                                                                                                     ---------------
INDIA -- 0.7%
Hero Honda Motors Ltd. (Automotive)                                                         28,200   $       154,051
Hindustan Petroleum Corp., Ltd. (Oils)                                                      22,300           168,152
Housing Development Finance Corp., Ltd.
  (Banks & Credit Cos.)                                                                     19,572           172,770
ICICI Bank Ltd., ADR (Banks &
  Credit Cos.)*                                                                             22,954           166,876
Maruti Udyog (Automotive)*                                                                   6,100            19,741
Reliance Industries Ltd. (Chemicals)                                                        44,900           314,445
Sun Pharmaceutical Industries Ltd.
  (Pharmaceuticals)*                                                                        13,200            99,192
                                                                                                     ---------------
                                                                                                     $     1,095,227
                                                                                                     ---------------
INDONESIA -- 0.5%
Bank Central Asia Tbk
  (Banks & Credit Cos.)                                                                    244,500   $        85,204
Bank Mandiri (Banks & Credit Cos.)*                                                        550,000            48,333
Indocement Tunggal Prakarsa Tbk
  (Computer Software)                                                                      674,500           102,197
PT Astra International Tbk (Automotive)                                                    260,000           112,667
PT Hanjaya Mandala Sampoerna Tbk
  (Tobacco)                                                                                212,500           106,894

ISSUER                                                                                     SHARES         VALUE
FOREIGN STOCKS -- continued
INDONESIA -- continued
PT Telekomunikasi Indonesia
  (Telecommunications)                                                                     730,500   $       409,523
                                                                                                     ---------------
                                                                                                     $       864,818
                                                                                                     ---------------
IRELAND -- 1.0%
Anglo Irish Bank Corp., PLC (Banks &
  Credit Cos.)*                                                                             51,071   $       447,401
Bank Of Ireland (Banks & Credit Cos.)                                                       85,040         1,028,060
Irish Life & Permanent PLC (Financial
  Institutions)                                                                             27,330           295,501
                                                                                                     ---------------
                                                                                                     $     1,770,962
                                                                                                     ---------------
ISRAEL -- 0.1%
Bank Leumi le-Isreal B.M. (Banks &
  Credit Cos.)*                                                                            142,000   $       227,528
                                                                                                     ---------------
JAPAN -- 8.0%
Aeon Credit Service Co., Ltd. (Financial
  Services)                                                                                 10,500   $       332,902
Alps Electric Co., Ltd. (Electronics)                                                        7,000            89,825
Brother Industries Ltd. (Electronics)                                                      243,000         1,682,783
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                                                         60,600           689,653
Credit Saison Co., Ltd. (Banks &
  Credit Cos.)                                                                              44,400           729,411
Fast Retailing Co. (Retail)                                                                 24,700           764,566
Fujikura Ltd. (Electronics)                                                                227,000           750,006
Honda Motor Co., Ltd. (Automotive)                                                          36,300         1,378,040
KDDI Corp. (Telecommunications)                                                                296         1,148,388
Nippon Electric Glass Co., Ltd.
  (Manufacturing)                                                                           42,000           444,337
Nippon Oil Corp. (Energy)                                                                  103,000           447,733
Nissan Motor Co. (Automotive)                                                              104,800         1,003,800
Shiseido Co., Ltd. (Consumer Goods &
  Services)                                                                                 49,000           477,102
Stanley Electric Co., Ltd. (Electronics)                                                    96,000         1,370,456
Tokyo Gas Co., Ltd. (Gas)                                                                  584,000         1,681,031
UNI-Charm Corp. (Forest &
  Paper Products)                                                                           13,700           593,242
                                                                                                     ---------------
                                                                                                     $    13,583,275
                                                                                                     ---------------
LUXEMBOURG -- 0.1%
Tenaris S.A., ADR (Steel)*                                                                   8,600   $       219,300
                                                                                                     ---------------
MALAYSIA -- 0.2%
IOI Corp. (Palm Oil)                                                                        54,000   $        81,000
Kuala Lumpur Kepg (Palm Oil)                                                                47,000            76,684
Resorts World Berhad (Gaming & Lodging)                                                     50,000           128,948
                                                                                                     ---------------
                                                                                                     $       286,632
                                                                                                     ---------------
MEXICO -- 2.5%
Alfa, S.A., "A" (Conglomerates)                                                             50,100   $       100,444
America Movil S.A. de C.V., ADR (Wireless
  Communications)                                                                           49,290           924,188
Apasco S.A. (Building Materials)                                                            24,400           188,671
Corporacion GEO, S.A. de C.V., "B" (Home
  Construction)*                                                                            70,700           207,036
Fomento Economico Mexicano S.A.
  (Food & Beverage Products)                                                                 8,920           367,504
Grupo Elektra, S.A. de C.V. (Consumer
  Goods & Services)                                                                         30,800            94,291
Grupo Financiero Banorte S.A. de C.V.
  (Banks & Credit Cos.)                                                                     97,910           276,410
Grupo Financiero BBVA Bancomer, S.A.
  de C.V. (Finance)                                                                        330,800           279,531
Grupo Modelo S.A. de C.V. (Brewer)                                                          60,300           137,341
Kimberly-Clark de Mexico S.A. de C.V.
  (Personal Care Products)                                                                  95,580           256,112
Telefonos de Mexico S.A., ADR
  (Telecommunications)                                                                      38,000   $     1,193,960
TV Azteca, S.A. de C.V., ADR
  (Broadcasting)                                                                            28,800           187,200
                                                                                                     ---------------
                                                                                                     $     4,212,688
                                                                                                     ---------------
NETHERLANDS -- 1.7%
Fugro N.V. (Engineering -- Construction)*                                                    4,512   $       186,837
Koninklijke KPN N.V. (Telecommunications)                                                   94,880           673,368
Koninklijke Philips Electronics N.V.
  (Electronics)                                                                             49,750           947,645
VNU N.V. (Printing & Publishing)*                                                           32,296           996,694
                                                                                                     ---------------
                                                                                                     $     2,804,544
                                                                                                     ---------------
NORWAY -- 0.2%
Gjensidige NOR ASA (Financial Services)                                                     11,440   $       400,435
                                                                                                     ---------------
PHILIPPINES -- 0.1%
Philippine Long Distance Telephone Co.,
  ADR (Telecommunications)*                                                                 15,500   $       163,799
                                                                                                     ---------------
POLAND -- 0.2%
Bank Pekao S.A., ADR (Banks &
  Credit Cos.)                                                                              11,600   $       292,320
                                                                                                     ---------------
RUSSIA -- 1.4%
JSC Mining & Smelting Company Norilsk
  Nickel, ADR (Metals & Mining)*                                                            14,120   $       482,904
LUKOIL Holdings ADR (Oils)                                                                   3,520           278,080
LUKOIL, Sponsored ADR (Oils)                                                                11,510           909,290
YUKOS Corp., ADR (Oils)                                                                     13,762           770,672
                                                                                                     ---------------
                                                                                                     $     2,440,946
                                                                                                     ---------------
SINGAPORE -- 1.6%
DBS Group Holdings Ltd.
  (Financial Services)                                                                      91,000   $       532,330
MobileOne Asia Ltd.
  (Telecommunications -- Wireless)                                                         266,000           202,436
Singapore Telecommunications Ltd.
  (Telecommunications)                                                                   1,422,000         1,219,492
United Overseas Bank Ltd. (Banks &
  Credit Cos.)                                                                             116,000           816,925
                                                                                                     ---------------
                                                                                                     $     2,771,183
                                                                                                     ---------------
SOUTH AFRICA -- 2.5%
ABSA Group Ltd. (Banks & Credit Cos.)                                                       63,720   $       299,148
African Bank Investments Ltd. (Banks &
  Credit Cos.)                                                                              85,600            70,905
Anglo American Platinum Corp., Ltd.
  (Metals & Mining)                                                                         12,620           398,748
AngloGold Ltd. (Metals & Mining)                                                             4,900           155,150
Gold Fields Ltd. (Precious Metals)                                                          71,360           853,937
Impala Platinum Holdings Ltd. (Metals &
  Mining)                                                                                   16,670           993,296
MTN Group Ltd. (Wireless
  Communications)                                                                           84,600           184,006
Nedcor Ltd. (Banks & Credit Cos.)                                                           11,200           133,921
Sanlam Ltd. (Insurance)                                                                    154,200           144,209
Sasol Ltd. (Energy -- Integrated)                                                           47,900           534,675
Standard Bank Investment Corp., Ltd.
  (Banks & Credit Cos.)                                                                     67,800           297,106
Telkom Group Ltd.
  (Telecommunications -- Wireline)*                                                         32,600           168,771
                                                                                                     ---------------
                                                                                                     $     4,233,872
                                                                                                     ---------------
SOUTH KOREA -- 4.0%
Hana Bank (Banks & Credit Cos.)                                                              7,600   $        72,214
Hyundai Motor Co., Ltd. (Automotive)                                                        25,470           673,798
Kia Motors Corp. (Automotive)                                                               20,900           153,973

ISSUER                                                                                    SHARES          VALUE
FOREIGN STOCKS -- continued
SOUTH KOREA -- continued
Korea Electric Power Corp. (Utilities --
  Electric Power)                                                                           18,990   $       300,470
Korea Exchange Bank (Banks &
  Credit Cos.)                                                                              23,690            73,182
Korea Tobacco & Ginseng Corp. (Tobacco)                                                     19,530           322,094
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco)*##                                                                              55,430           457,081
LG Chemical Ltd. (Chemicals)                                                                 7,730           310,624
POSCO (Steel)                                                                               23,350           611,537
Samsung Display Devices Co. (Electrical
  Equipment)                                                                                 3,710           281,084
Samsung Electro Mechanics Co. Ltd.
  (Electronics)                                                                              4,510           148,194
Samsung Electronics (Electronics)                                                            7,070         2,101,172
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance)                                                                                5,260           255,844
Shinsegae Co., Ltd. (Stores)                                                                 1,900           296,651
SK Telecom Co., Ltd.
  (Wireless Communications)                                                                  3,930           671,176
                                                                                                     ---------------
                                                                                                     $     6,729,094
                                                                                                     ---------------
SPAIN -- 1.3%
Altadis S.A. (Tobacco)                                                                      14,650   $       376,118
Iberdrola S.A. (Utilities -- Electric)                                                      43,280           750,725
Telefonica S.A. (Telecommunications)                                                        98,689         1,147,658
                                                                                                     ---------------
                                                                                                     $     2,274,501
                                                                                                     ---------------
SWEDEN -- 0.7%
Alfa Laval (Engineering & Construction)                                                     48,060   $       459,850
Hennes & Mauritz (Apparel & Textiles)                                                       18,150           417,701
Swedish Match AB (Tobacco)                                                                  31,200           236,091
                                                                                                     ---------------
                                                                                                     $     1,113,642
                                                                                                     ---------------
SWITZERLAND -- 5.5%
Converium Holding AG (Insurance)                                                            11,140   $       515,130
Givaudan S.A. (Chemicals)                                                                      750           316,292
Nestle S.A. (Food & Beverage Products)                                                       7,050         1,457,883
Novartis AG (Medical & Health Products)                                                     93,800         3,719,799
Syngenta AG (Chemicals)                                                                     19,128           960,929
Synthes-Stratec, Inc. (Medical & Health
  Products)                                                                                    940           676,694
UBS AG (Financial Services)                                                                 28,841         1,607,849
                                                                                                     ---------------
                                                                                                     $     9,254,576
                                                                                                     ---------------
TAIWAN -- 1.1%
Asustek Computer, Inc. (Electrical
  Equipment)                                                                                69,000   $       174,444
China Trust Financial Holdings Co. Ltd.
  (Financial Services)                                                                     391,000           315,195
Formosa Plastic Corp. (Chemicals)                                                              150               209
Fubon Financial Holdings Co., Ltd.
  (Financial Services)                                                                     197,000           157,668
Hon Hai Precision Industry Co., Ltd.
  (PC & Peripheral)                                                                         82,000           297,342
Nan Ya Plastic Corp. (Special Products &
  Services)                                                                                269,000           291,462
United Microelectronics Corp.
  (Electronics)                                                                            895,000           576,668
                                                                                                     ---------------
                                                                                                     $     1,812,988
                                                                                                     ---------------
THAILAND -- 0.7%
Bangkok Bank (Banks & Credit Cos.)                                                         108,700   $       174,406
BEC World Public Co., Ltd. PLC
  (Entertainment)                                                                           48,100           274,400
PTT Exploration and Production Public Co.,
  Ltd. (Oils)                                                                               52,200           192,322
PTT Public Co., Ltd.
  (Energy-- Independent)                                                                   166,100           252,683
FOREIGN STOCKS -- continued
THAILAND -- continued
Siam Cement Co. Ltd. (Building Materials)                                                   49,300   $       196,872
Siam Commercial Bank (Banks &
  Credit Cos.)                                                                             137,300           117,490
                                                                                                     ---------------
                                                                                                     $     1,208,173
                                                                                                     ---------------
TURKEY -- 0.3%
Akbank T.A.S. (Banks & Credit Cos.)                                                    147,312,055   $       436,172
                                                                                                     ---------------
UNITED KINGDOM-- 13.6%
Anglo American PLC (Special Products &
  Services)                                                                                 96,060   $     1,468,693
AstraZeneca Group PLC (Medical & Health
  Products)                                                                                 76,570         3,075,471
Aviva PLC (Insurance)                                                                      115,506           803,296
BG Group PLC (Oils)                                                                        185,800           824,587
BHP Billiton PLC (Metals & Mining)                                                         205,280         1,082,391
BP Amoco PLC, ADR (Oils)                                                                    48,628         2,043,348
British Sky Broadcasting Group PLC
  (Broadcast & Cable TV)                                                                    62,790           696,921
Diageo PLC (Food & Beverage Products)*                                                      98,905         1,057,716
Intertek Testing Servicing PLC
  (Business Services)                                                                       81,360           584,316
Johnston Press PLC (Printing & Publishing)                                                  78,228           560,051
Kingfisher PLC (Retail)                                                                    275,994         1,264,789
Legal & General Group PLC (Insurance)                                                      282,990           392,914
Next PLC (Retail)                                                                           73,586         1,248,535
Old Mutual PLC (Insurance)                                                                 184,500           266,840
Reckitt Benckiser PLC (Consumer Goods &
  Services)                                                                                 54,140           995,107
Reed Elsevier PLC (Publishing)                                                             154,230         1,285,469
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)                                                                    103,417         2,905,947
Vodafone Group PLC
  (Telecommunications)                                                                     995,680         1,950,226
Vodafone Group PLC, ADR
  (Telecommunications)                                                                      21,289           418,329
Willis Group Holdings Ltd. (Insurance)                                                       3,300           101,475
                                                                                                     ---------------
                                                                                                     $    23,026,421
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $   112,395,044
                                                                                                     ---------------
U.S. STOCKS -- 31.8%
ADVERTISING & BROADCASTING -- 0.2%
Lamar Advertising Co., "A"*                                                                  8,500   $       299,285
                                                                                                     ---------------
AEROSPACE -- 0.5%
Lockheed Martin Corp.                                                                       12,900   $       613,653
Northrop Grumman Corp.                                                                       2,600           224,354
                                                                                                     ---------------
                                                                                                     $       838,007
                                                                                                     ---------------
BANKS & CREDIT COS. -- 0.1%
Northern Trust Corp.                                                                         5,900   $       246,561
                                                                                                     ---------------
BIOTECHNOLOGY -- 2.0%
Abbott Laboratories, Inc.                                                                   22,400   $       980,224
Amgen, Inc.*                                                                                19,400         1,288,936
Genentech, Inc.*                                                                             6,700           483,204
Gilead Sciences, Inc.*                                                                       4,400           244,552
Guidant Corp.                                                                                7,500           332,925
                                                                                                     ---------------
                                                                                                     $     3,329,841
                                                                                                     ---------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                                                       14,400   $     1,188,000
                                                                                                     ---------------
BUSINESS SERVICES -- 1.2%
Apollo Group, Inc.*                                                                          4,000   $       247,040
BISYS Group, Inc.*                                                                          23,740           436,104
DST Systems, Inc.*                                                                           8,300           315,400
First Data Corp.                                                                            14,680           608,339
Manpower, Inc.                                                                              13,690           507,762
                                                                                                     ---------------
                                                                                                     $     2,114,645
                                                                                                     ---------------

ISSUER                                                                                      SHARES        VALUE
U.S. STOCKS -- continued
COMPUTER HARDWARE -- SYSTEMS -- 0.5%
Dell Computer Corp.*                                                                        25,900   $       827,764
                                                                                                     ---------------
COMPUTER SOFTWARE -- 0.5%
Oracle Corp.*                                                                               70,788   $       850,872
                                                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.5%
Mercury Interactive Corp.*                                                                   5,610   $       216,602
Microsoft Corp.                                                                             92,100         2,358,681
                                                                                                     ---------------
                                                                                                     $     2,575,283
                                                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
SunGard Data Systems, Inc.*                                                                 26,600   $       689,206
VERITAS Software Corp.*                                                                     42,840         1,228,223
                                                                                                     ---------------
                                                                                                     $     1,917,429
                                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Network Associates, Inc.*                                                                   21,900   $       277,692
                                                                                                     ---------------
CONGLOMERATES -- 1.0%
General Electric Co.                                                                        35,360   $     1,014,125
Tyco International Ltd.                                                                     37,500           711,750
                                                                                                     ---------------
                                                                                                     $     1,725,875
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 1.3%
Avon Products, Inc.                                                                         12,300   $       765,060
Gillette Co.                                                                                 9,400           299,484
Kimberly-Clark Corp.                                                                         5,900           307,626
Newell Rubbermaid, Inc.                                                                      8,800           246,400
Procter & Gamble Co.                                                                         6,800           606,424
                                                                                                     ---------------
                                                                                                     $     2,224,994
                                                                                                     ---------------
ELECTRONICS -- 1.3%
Analog Devices, Inc.*                                                                       24,560   $       855,179
Linear Technology Corp.                                                                     11,200           360,752
Maxim Integrated Products, Inc.                                                             10,400           355,576
Microchip Technology, Inc.                                                                   7,000           172,410
Novellus Systems, Inc.*                                                                      5,800           212,402
Texas Instruments, Inc.                                                                     11,600           204,160
                                                                                                     ---------------
                                                                                                     $     2,160,479
                                                                                                     ---------------
ENTERTAINMENT -- 2.2%
AOL Time Warner, Inc.*                                                                      58,900   $       947,701
Clear Channel Communications, Inc.*                                                         21,830           925,374
Liberty Media Corp.*                                                                        29,000           335,240
Viacom, Inc., "B"*                                                                          27,460         1,198,903
Walt Disney Co.                                                                             14,800           292,300
                                                                                                     ---------------
                                                                                                     $     3,699,518
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 2.8%
American Express Co.                                                                         7,600   $       317,756
Citigroup, Inc.                                                                             30,842         1,320,038
Federal Home Loan Mortgage Corp.                                                             6,100           309,697
Federal National Mortgage Assn                                                              16,100         1,085,784
Goldman Sachs Group, Inc.                                                                   10,300           862,625
Merrill Lynch & Co., Inc.                                                                   18,980           885,986
                                                                                                     ---------------
                                                                                                     $     4,781,886
                                                                                                     ---------------
FINANCIAL SERVICES -- 0.5%
Mellon Financial Corp.                                                                      24,000   $       666,000
T. Rowe Price Group, Inc.                                                                    4,400           166,100
                                                                                                     ---------------
                                                                                                     $       832,100
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 0.7%
Archer-Daniels-Midland Co.                                                                   8,900   $       114,543
PepsiCo, Inc.                                                                               22,800         1,014,600
                                                                                                     ---------------
                                                                                                     $     1,129,143
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                                                                      8,200   $       292,986
                                                                                                     ---------------
HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                                                                          11,900   $       305,592
                                                                                                     ---------------
INDUSTRIAL GASES -- 0.2%
Praxair, Inc.                                                                                5,100   $       306,510
                                                                                                     ---------------
INSURANCE -- 0.7%
MetLife, Inc.                                                                               16,000   $       453,120
Travelers Property Casualty Corp.                                                           46,748           743,293
                                                                                                     ---------------
                                                                                                     $     1,196,413
                                                                                                     ---------------
INTERNET -- 0.5%
InterActiveCorp*                                                                            13,100   $       518,367
Yahoo! Inc.*                                                                                 7,800           255,528
                                                                                                     ---------------
                                                                                                     $       773,895
                                                                                                     ---------------
MEDIA -- 0.1%
Westwood One, Inc.*                                                                          3,500   $       118,755
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 2.0%
AmerisourceBergen Corp.                                                                      4,600   $       319,010
Baxter International, Inc.                                                                   8,600           223,600
Boston Scientific Corp.*                                                                     3,000           183,300
Johnson & Johnson Co.                                                                       10,200           527,340
Pfizer, Inc.                                                                                43,740         1,493,721
Schering Plough Corp.                                                                       38,900           723,540
                                                                                                     ---------------
                                                                                                     $     3,470,511
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.3%
Biogen, Inc.*                                                                                9,800   $       372,400
Discovery Partners International*                                                               60               267
Express Scripts, Inc.*                                                                       8,600           587,552
Health Management Associates, Inc., "A"                                                     12,400           228,780
Medtronic, Inc.                                                                             15,100           724,347
St. Jude Medical, Inc.*                                                                      2,600           149,500
Tenet Healthcare Corp.*                                                                     15,900           185,235
                                                                                                     ---------------
                                                                                                     $     2,248,081
                                                                                                     ---------------
OIL SERVICES -- 0.6%
Baker Hughes, Inc.                                                                          13,100   $       439,767
Schlumberger Ltd.                                                                           11,900           566,083
                                                                                                     ---------------
                                                                                                     $     1,005,850
                                                                                                     ---------------
PHARMACEUTICALS -- 0.4%
Wyeth Corp.                                                                                 15,100   $       687,805
                                                                                                     ---------------
PRINTING & PUBLISHING -- 0.6%
E.W. Scripps Co.                                                                             3,220   $       285,678
New York Times Co. "A"                                                                       6,500           295,750
Tribune Co.                                                                                  9,600           463,680
                                                                                                     ---------------
                                                                                                     $     1,045,108
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Starwood Hotels & Resorts Co.                                                                8,700   $       248,733
                                                                                                     ---------------
RESTAURANTS & LODGING -- 1.0%
Brinker International, Inc.*                                                                11,900   $       428,638
Cendant Corp.*                                                                              32,600           597,232
McDonald's Corp.                                                                            16,100           355,166
Outback Steakhouse, Inc.                                                                     6,900           269,100
                                                                                                     ---------------
                                                                                                     $     1,650,136
                                                                                                     ---------------
RETAIL -- 3.0%
CVS Corp.                                                                                   18,800   $       526,964
Home Depot, Inc.                                                                            38,600         1,278,432
Kohl's Corp.*                                                                               14,900           765,562
Lowe's Cos., Inc.                                                                            3,500           150,325
PETsMART, Inc.*                                                                              8,700           145,029
Staples, Inc.*                                                                               7,500           137,625
Target Corp.                                                                                19,700           745,448
TJX Cos., Inc.                                                                              17,900           337,236
Wal-Mart Stores, Inc.                                                                       13,400           719,178
Williams-Sonoma, Inc.*                                                                      10,600           309,520
                                                                                                     ---------------
                                                                                                     $     5,115,319
                                                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
3M Co.                                                                                       4,900   $       632,002
Career Education Corp.*                                                                        400            27,368
Thermo Electron Corp.*                                                                       5,700           119,814
                                                                                                     ---------------
                                                                                                     $       779,184
                                                                                                     ---------------

ISSUER                                                                                      SHARES         VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- 0.4%
EchoStar Communications Corp. "A"*                                                          21,740   $       752,639
                                                                                                     ---------------
TELECOMMUNICATIONS & CABLE -- 0.4%
Comcast Corp. "A"*                                                                          21,100   $       636,798
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
Sprint Corp. (PCS Group)*                                                                   84,200   $       484,150
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.8%
Cisco Systems, Inc.*                                                                        83,570   $     1,394,783
                                                                                                     ---------------
TRANSPORTATION -- 0.2%
Fedex Corp.                                                                                  6,100   $       378,383
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $    53,911,005
                                                                                                     ---------------
    Total Stocks (Identified Cost, $160,251,172)                                                     $   166,306,049
                                                                                                     ---------------

SHORT-TERM OBLIGATIONS -- 2.1%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
Citigroup, Inc., due 7/01/03                                                       $         1,935   $     1,935,000
Federal National Mortgage Assn.,
  due 7/01/03                                                                                1,683         1,683,000
                                                                                                     ---------------
    Total Short-Term Obligations,
      at Amortized Cost                                                                              $     3,618,000
                                                                                                     ---------------
COLLATERAL FOR SECURITIES LOANED -- 3.3%

                                                                                            SHARES
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                                                      5,644,765   $     5,644,765
                                                                                                     ---------------
    Total Investments (Identified Cost, $169,513,937 )                                               $   175,568,814
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.5)%                                                                              (5,987,970)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   169,580,844
                                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
GLOBAL TELECOMMUNICATIONS SERIES
STOCKS -- 94.1%

ISSUER                                                                                      SHARES        VALUE
U.S. STOCKS -- 62.1%
BROADCAST & CABLE TV -- 13.9%
AOL Time Warner, Inc.*                                                                       3,480   $        55,993
Clear Channel Communications, Inc.*                                                          1,270            53,835
Comcast Corp. "A"*                                                                           1,241            37,453
E.W. Scripps Co.                                                                               320            28,391
EchoStar Communications Corp. "A"*                                                             565            19,560
Entercom Communications Corp.*                                                                 540            26,465
Liberty Media Corp.*                                                                         3,210            37,108
LIN TV Corp. "A"*                                                                              920            21,666
                                                                                                     ---------------
                                                                                                     $       280,471
                                                                                                     ---------------
BUSINESS MACHINES -- 1.9%
Dell Computer Corp.*                                                                         1,200   $        38,352
                                                                                                     ---------------
BUSINESS SERVICES -- 3.5%
Affiliated Computer Services, Inc., "A"*                                                       270   $        12,347
BISYS Group, Inc.*                                                                           1,250            22,963
SunGard Data Systems, Inc.*                                                                  1,340            34,719
                                                                                                     ---------------
                                                                                                     $        70,029
                                                                                                     ---------------
COMPUTER SOFTWARE -- 2.9%
Microsoft Corp.                                                                                640   $        16,390
Oracle Corp.*                                                                                3,590            43,152
                                                                                                     ---------------
                                                                                                     $        59,542
                                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.2%
McDATA Corp.*                                                                                   --   $            --
Network Associates, Inc.*                                                                    1,130            14,328
Peoplesoft, Inc.*                                                                            1,430            25,154
VERITAS Software Corp.*                                                                      1,570            45,012
                                                                                                     ---------------
                                                                                                     $        84,494
                                                                                                     ---------------
ELECTRONICS -- 2.4%
Analog Devices, Inc.*                                                                          850   $        29,597
Microchip Technology, Inc.                                                                     780            19,211
                                                                                                     ---------------
                                                                                                     $        48,808
                                                                                                     ---------------
ENTERTAINMENT -- 3.2%
Viacom, Inc., "B"*                                                                           1,500   $        65,490
                                                                                                     ---------------
INTERNET -- 2.0%
InterActive Corp.*                                                                             750   $        29,678
Yahoo! Inc.*                                                                                   320            10,483
                                                                                                     ---------------
                                                                                                     $        40,161
                                                                                                     ---------------
PRINTING & PUBLISHING -- 5.7%
Lamar Advertising Co., "A"*                                                                  1,650   $        58,096
New York Times Co. "A"                                                                         570            25,935
Tribune Co.                                                                                    660            31,878
                                                                                                     ---------------
                                                                                                     $       115,909
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.7%
American Tower Corp., "A"*                                                                   1,200   $        10,620
AT&T Wireless Services, Inc.*                                                                2,780            22,824
                                                                                                     ---------------
                                                                                                     $        33,444
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 5.4%
Advanced Fibre Communications, Inc.*                                                         1,860   $        30,262
Amdocs Ltd.*                                                                                   960            23,040
Cisco Systems, Inc.*                                                                         3,360            56,079
                                                                                                     ---------------
                                                                                                     $       109,381
                                                                                                     ---------------
TELEPHONE SERVICES -- 13.2%
BellSouth Corp.                                                                                890   $        23,701
CenturyTel, Inc.                                                                             1,440            50,184
Citizens Communications Co.*                                                                 4,120            53,107
Golden Telecom, Inc.*                                                                          540            12,118
SBC Communications, Inc.                                                                     1,280            32,704
Spectrasite, Inc.*                                                                             320            15,952
Verizon Communications, Inc.                                                                 2,010            79,294
                                                                                                     ---------------
                                                                                                     $       267,060
                                                                                                     ---------------
WIRELESS COMMUNICATIONS -- 2.1%
NII Holdings, Inc.*                                                                            700   $        26,789
Sprint Corp. (PCS Group)*                                                                    2,700            15,525
                                                                                                     ---------------
                                                                                                     $        42,314
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $     1,255,455
                                                                                                     ---------------
FOREIGN STOCKS -- 32.0%
BERMUDA -- 0.5%
Accenture Ltd. (Business Services) "A"*                                                        520   $         9,407
                                                                                                     ---------------
BRAZIL -- 0.6%
Brasil Telecom Participacoes, ADR,
  (Telephone Services)                                                                         320   $        11,984
                                                                                                     ---------------
CANADA -- 2.0%
BCE, Inc. (Telephone Services)                                                                 430   $         9,937
Manitoba Telecom Services, Inc.
  (Telephone Services)                                                                       1,050            30,778
                                                                                                     ---------------
                                                                                                     $        40,715
                                                                                                     ---------------
CHINA -- 1.3%
China Telecom Corp.,
  Ltd. ADR (Telephone Services)                                                              1,180   $        26,833
                                                                                                     ---------------
FRANCE -- 4.1%
France Telecom S.A. (Telephone Services)*                                                    1,600   $        39,311
Societe Television
  Francaise 1 (Entertainment)                                                                  474            14,612
STMicroelectronics N.V. (Electronics)                                                        1,370            28,482
                                                                                                     ---------------
                                                                                                     $        82,405
                                                                                                     ---------------
GREECE -- 1.2%
Cosmote S.A. (Telephone Services)                                                            2,250   $        24,069
                                                                                                     ---------------
INDONESIA -- 0.7%
PT Telekomunikasi Indonesia
  (Telecommunications-- Wireline)                                                           24,500   $        13,735
                                                                                                     ---------------
ITALY -- 0.8%
Olivetti S.p.A. (Telphone Services)*                                                         7,060   $         8,876
Telecom Italia S.p.A. (Telephone Services)                                                     860             7,795
                                                                                                     ---------------
                                                                                                     $        16,671
                                                                                                     ---------------
JAPAN -- 3.5%
DDI Corp. (Telephone Services)                                                                   3   $        11,639
Fujikura Ltd. (Electronics)                                                                  3,000             9,912
Japan Telecom Holdings
  (Telecommunications)                                                                           7            21,318
Stanley Electric Co., Ltd. (Electronics)                                                     2,000            28,551
                                                                                                     ---------------
                                                                                                     $        71,420
                                                                                                     ---------------
MEXICO -- 3.5%
America Movil S.A. de C.V.,
  ADR (Wireless Communications)                                                              2,700   $        50,625
Telefonos de Mexico S.A.,
  ADR (Telephone Services)                                                                     640            20,109
                                                                                                     ---------------
                                                                                                     $        70,734
                                                                                                     ---------------
NETHERLANDS -- 2.5%
Koninklijke KPN N.V
  (Telecommunications)                                                                       2,990   $        21,220
VNU N.V. (Advertising & Broadcasting)*                                                         934            28,825
                                                                                                     ---------------
                                                                                                     $        50,045
                                                                                                     ---------------
RUSSIA -- 1.4%
AO VimpelCom, ADR
  (Telephone Services)*                                                                        210   $         9,752
Mobile Telesystems, ADR
  (Telephone Services)*                                                                        320            18,880
                                                                                                     ---------------
                                                                                                     $        28,632
                                                                                                     ---------------

ISSUER                                                                                      SHARES        VALUE
FOREIGN STOCKS -- continued
SINGAPORE -- 3.4%
MobileOne Asia Ltd.
  (Telecommunications -- Wireless)                                                          36,000   $        27,397
Singapore Telecommunications Ltd.
  (Telephone Services)                                                                      47,000            40,307
                                                                                                     ---------------
                                                                                                     $        67,704
                                                                                                     ---------------
SPAIN -- 1.7%
Telefonica S.A
  (Telecommunications -- Wireline)*                                                          3,027   $        35,201
                                                                                                     ---------------
UNITED KINGDOM -- 4.8%
British Sky Broadcasting Group PLC
  (Broadcasting & Cable)*                                                                    2,820   $        31,300
Vodafone Group PLC (Utilities -- Telephone)*                                                34,070            66,732
                                                                                                     ---------------
                                                                                                     $        98,032
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $       647,587
                                                                                                     ---------------
    Total Stocks (Identified Cost, $1,770,001)                                                       $     1,903,042
                                                                                                     ---------------
SHORT-TERM OBLIGATIONS -- 7.1%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost                                                   $           143   $       143,000
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $1,913,001 )                                                                 $     2,046,042
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.2)%                                                                                 (23,508)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $     2,022,534
                                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MANAGED SECTORS SERIES
STOCKS -- 98.8%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 96.7%
BUILDING MATERIALS -- 1.8%
3M Co.                                                                                      18,720   $     2,414,506
Praxair, Inc.                                                                                9,400           564,940
                                                                                                     ---------------
                                                                                                     $     2,979,446
                                                                                                     ---------------
CONSUMER PRODUCTS -- 4.7%
Avon Products, Inc.                                                                         42,540   $     2,645,988
Gillette Co.                                                                                16,930           539,390
PepsiCo, Inc.                                                                               61,990         2,758,555
Procter & Gamble Co.                                                                        19,320         1,722,957
                                                                                                     ---------------
                                                                                                     $     7,666,890
                                                                                                     ---------------
ENERGY -- 1.4%
BJ Services Co.*                                                                            18,710   $       699,005
Schlumberger Ltd.                                                                           32,510         1,546,501
                                                                                                     ---------------
                                                                                                     $     2,245,506
                                                                                                     ---------------
FINANCIAL SERVICES -- 13.3%
American Express Co.                                                                        20,700   $       865,467
Bank of New York Co., Inc.                                                                  41,500         1,193,125
Citigroup, Inc.                                                                            101,580         4,347,624
Fannie Mae                                                                                  37,800         2,549,232
Goldman Sachs Group, Inc.                                                                   31,420         2,631,425
Hartford Financial Services Group, Inc.                                                     15,440           777,558
Marsh & McLennan Cos., Inc.                                                                  6,400           326,848
Mellon Financial Corp.                                                                      63,990         1,775,723
Merrill Lynch & Co., Inc.                                                                   58,850         2,747,118
MetLife, Inc.                                                                               22,900           648,528
SLM Corp.                                                                                   42,360         1,659,241
Travelers Property Casualty Corp., "A"                                                     126,199         2,006,564
                                                                                                     ---------------
                                                                                                     $    21,528,453
                                                                                                     ---------------
HEALTHCARE -- 18.2%
Abbott Laboratories, Inc.                                                                   86,580   $     3,788,741
AmerisourceBergen Corp.                                                                     11,700           811,395
Amgen, Inc.*                                                                                72,700         4,830,188
Biogen, Inc.*                                                                               28,000         1,064,000
Boston Scientific Corp.*                                                                    12,020           734,422
Caremark Rx, Inc.*                                                                          27,800           713,904
Eli Lilly & Co.                                                                              9,330           643,490
Express Scripts, Inc., "A"*                                                                 17,550         1,199,016
Genentech, Inc.*                                                                            27,100         1,954,452
Genzyme Corp.*                                                                              21,630           904,134
Johnson & Johnson Co.                                                                       51,440         2,659,448
Medtronic, Inc.                                                                             42,100         2,019,537
Pfizer, Inc.                                                                               169,650         5,793,548
Wyeth                                                                                       53,500         2,436,925
                                                                                                     ---------------
                                                                                                     $    29,553,200
                                                                                                     ---------------
INDUSTRIAL -- 3.0%
General Electric Co.                                                                       143,150   $     4,105,542
Northrop Grumman Corp.                                                                       7,730           667,022
                                                                                                     ---------------
                                                                                                     $     4,772,564
                                                                                                     ---------------
LEISURE -- 14.5%
AOL Time Warner, Inc.*                                                                     174,570   $     2,808,831
ARAMARK Corp., "B"*                                                                         33,910           760,262
Brinker International, Inc.*                                                                18,940           682,219
Clear Channel Communications, Inc.*                                                         57,880         2,453,533
Comcast Corp., "A"*                                                                         50,130         1,512,924
Comcast Corp., "Special A"*                                                                 36,940         1,064,980
Cox Communications, Inc. "A"*                                                               28,700           915,530
E.W. Scripps Co.                                                                             8,510           755,007
InterActiveCorp*                                                                            44,790         1,772,340
Lamar Advertising Co. "A"*                                                                  33,750         1,188,338
New York Times Co., "A"                                                                     32,000         1,456,000
Outback Steakhouse, Inc.                                                                    16,500           643,500
Starbucks Corp.*                                                                            13,900           340,828
Starwood Hotels & Resorts Co.                                                               46,360         1,325,432
Tribune Co.                                                                                 31,660         1,529,178

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
LEISURE -- continued
Viacom, Inc., "B"*                                                                          75,790         3,308,992
Westwood One, Inc.*                                                                         29,110           987,702
                                                                                                     ---------------
                                                                                                     $    23,505,596
                                                                                                     ---------------
OTHER -- 3.7%
Apollo Group, Inc., "A"*                                                                    10,040   $       620,070
BISYS Group, Inc.*                                                                          69,640         1,279,287
DST Systems, Inc.*                                                                          18,330           696,540
First Data Corp.                                                                            42,430         1,758,299
SunGard Data Systems, Inc.*                                                                 61,280         1,587,765
                                                                                                     ---------------
                                                                                                     $     5,941,961
                                                                                                     ---------------
RETAIL -- 10.9%
CVS Corp.                                                                                   48,800   $     1,367,864
Home Depot, Inc.                                                                           126,990         4,205,909
Kohl's Corp.*                                                                               47,150         2,422,567
Lowe's Cos., Inc.                                                                           15,100           648,545
Staples, Inc.*                                                                              32,280           592,338
Target Corp.                                                                                69,670         2,636,313
The TJX Cos., Inc.                                                                          37,740           711,021
Wal-Mart Stores, Inc.                                                                       77,660         4,168,012
Williams-Sonoma, Inc.*                                                                      32,700           954,840
                                                                                                     ---------------
                                                                                                     $    17,707,409
                                                                                                     ---------------
TECHNOLOGY -- 22.8%
Analog Devices, Inc.*                                                                       85,310   $     2,970,494
Cadence Design Systems, Inc.*                                                               63,640           767,498
Cisco Systems, Inc.*                                                                       299,460         4,997,987
Dell Computer Corp.*                                                                        86,360         2,760,066
Intel Corp.                                                                                 34,540           717,879
International Business Machines Corp.                                                       44,240         3,649,800
Linear Technology Corp.                                                                     40,070         1,290,655
Maxim Integrated Products, Inc.                                                             37,380         1,278,022
Microchip Technology, Inc.                                                                  33,480           824,612
Microsoft Corp.                                                                            255,880         6,553,087
Network Associates, Inc.*                                                                   50,300           637,804
Novellus Systems, Inc.*                                                                     26,950           986,936
Oracle Corp.*                                                                              243,530         2,927,231
Peoplesoft, Inc.*                                                                           81,940         1,441,325
Symantec Corp.*                                                                              5,730           251,318
Texas Instruments, Inc.                                                                     46,000           809,600
VERITAS Software Corp.*                                                                    115,830         3,320,846
Yahoo! Inc.*                                                                                23,960           784,930
                                                                                                     ---------------
                                                                                                     $    36,970,090
                                                                                                     ---------------
TRANSPORTATION -- 0.9%
United Parcel Service, Inc., "B"                                                            23,920   $     1,523,704
                                                                                                     ---------------
UTILITIES -- TELEPHONE -- 1.5%
AT&T Wireless Services, Inc.*                                                              136,100   $     1,117,381
Sprint Corp. (PCS Group)*                                                                  221,400         1,273,050
                                                                                                     ---------------
                                                                                                     $     2,390,431
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   156,785,250
                                                                                                     ---------------
FOREIGN STOCKS -- 2.1%
BERMUDA -- 2.1%
Ace Ltd. (Financial Services)                                                               39,860   $     1,366,800
XL Capital Ltd., "A" (Financial Services)                                                   24,490         2,032,670
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $     3,399,470
                                                                                                     ---------------
    Total Stocks (Identified Cost, $141,543,602)                                                     $   160,184,720
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                               (000 OMITTED)        VALUE
SHORT-TERM OBLIGATIONS -- 1.0%
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost                                                   $         1,650   $     1,650,000
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $143,193,602 )                                                               $   161,834,720
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                                                                   314,880
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   162,149,600
                                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MASSACHUSETTS INVESTORS TRUST SERIES
STOCKS -- 97.3%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 89.3%
ADVERTISING & BROADCASTING -- 1.0%
Clear Channel Communications, Inc.*                                                        264,770   $    11,223,600
                                                                                                     ---------------
AEROSPACE -- 0.8%
Lockheed Martin Corp.                                                                      121,500   $     5,779,755
Northrop Grumman Corp.                                                                      44,720         3,858,889
                                                                                                     ---------------
                                                                                                     $     9,638,644
                                                                                                     ---------------
BANKS & CREDIT COS. -- 5.5%
Bank of America Corp.                                                                      153,360   $    12,120,041
Bank One Corp.                                                                             310,500        11,544,390
SunTrust Banks, Inc.                                                                       100,100         5,939,934
U.S. Bancorp                                                                               363,300         8,900,850
Wells Fargo Co.                                                                            484,100        24,398,640
                                                                                                     ---------------
                                                                                                     $    62,903,855
                                                                                                     ---------------
BIOTECHNOLOGY -- 3.0%
Abbott Laboratories, Inc.                                                                  132,000   $     5,776,320
Amgen, Inc.*                                                                               226,200        15,028,728
Genentech, Inc.*                                                                           118,900         8,575,068
Guidant Corp.                                                                              111,400         4,945,046
                                                                                                     ---------------
                                                                                                     $    34,325,162
                                                                                                     ---------------
BROADCAST & CABLE TV -- 1.1%
Comcast Corp. "A"*                                                                         149,292   $     4,505,633
Cox Communications, Inc.*                                                                   93,100         2,969,890
EchoStar Communications Corp. "A"*                                                          75,870         2,626,619
Liberty Media Corp.*                                                                       244,000         2,820,640
                                                                                                     ---------------
                                                                                                     $    12,922,782
                                                                                                     ---------------
BUILDING -- 0.1%
American Standard Cos., Inc.*                                                               19,700   $     1,456,421
                                                                                                     ---------------
BUSINESS MACHINES -- 2.4%
Hewlett-Packard Co.                                                                        140,819   $     2,999,445
International Business Machines Corp.                                                      296,800        24,486,000
                                                                                                     ---------------
                                                                                                     $    27,485,445
                                                                                                     ---------------
BUSINESS SERVICES -- 1.0%
ARAMARK Corp.*                                                                              80,200   $     1,798,084
Automatic Data Processing, Inc.                                                             81,850         2,771,441
BEA Systems, Inc.*                                                                         106,200         1,153,332
First Data Corp.                                                                           135,300         5,606,832
                                                                                                     ---------------
                                                                                                     $    11,329,689
                                                                                                     ---------------
CHEMICALS -- 1.9%
Air Products & Chemicals, Inc.                                                              96,850   $     4,028,960
PPG Industries, Inc.                                                                       175,400         8,899,796
Praxair, Inc.                                                                              153,600         9,231,360
                                                                                                     ---------------
                                                                                                     $    22,160,116
                                                                                                     ---------------
COMPUTER SOFTWARE -- 4.5%
Microsoft Corp.                                                                          1,350,400   $    34,583,744
Oracle Corp.*                                                                              924,500        11,112,490
VERITAS Software Corp.*                                                                    227,440         6,520,705
                                                                                                     ---------------
                                                                                                     $    52,216,939
                                                                                                     ---------------
CONGLOMERATES -- 2.7%
General Electric Co.                                                                       911,300   $    26,136,084
Tyco International Ltd.                                                                    257,800         4,893,044
                                                                                                     ---------------
                                                                                                     $    31,029,128
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 2.9%
Gillette Co.                                                                                82,710   $     2,635,140
Kimberly-Clark Corp.                                                                       189,320         9,871,145
Newell Rubbermaid, Inc.                                                                    103,800         2,906,400
Procter & Gamble Co.                                                                       197,500        17,613,050
                                                                                                     ---------------
                                                                                                     $    33,025,735
                                                                                                     ---------------
CONTAINERS -- 0.1%
Smurfit-Stone Container Corp.*                                                             100,900   $     1,314,727
                                                                                                     ---------------
ELECTRICAL EQUIPMENT -- 0.4%
Emerson Electric Co.                                                                        83,900   $     4,287,290
                                                                                                     ---------------
ELECTRONICS -- 1.9%
Analog Devices, Inc.*                                                                      272,900   $     9,502,378
Microchip Technology, Inc.                                                                 280,400         6,906,252
Novellus Systems, Inc.*                                                                     64,480         2,361,322
Texas Instruments, Inc.                                                                    157,870         2,778,512
                                                                                                     ---------------
                                                                                                     $    21,548,464
                                                                                                     ---------------
ENERGY -- 1.2%
ConocoPhillips                                                                              52,500   $     2,877,000
TXU Corp.                                                                                  467,500        10,495,375
                                                                                                     ---------------
                                                                                                     $    13,372,375
                                                                                                     ---------------
ENTERTAINMENT -- 3.4%
AOL Time Warner, Inc.*                                                                     894,170   $    14,387,195
Disney (Walt) Co.                                                                          210,400         4,155,400
Viacom, Inc. "B"*                                                                          469,990        20,519,764
                                                                                                     ---------------
                                                                                                     $    39,062,359
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 9.6%
Charter One Financial, Inc.                                                                 58,135   $     1,812,649
Citigroup, Inc.                                                                            839,000        35,909,200
Fannie Mae                                                                                 422,500        28,493,400
Freddie Mac                                                                                207,430        10,531,221
Goldman Sachs Group, Inc.                                                                  115,900         9,706,625
J.P. Morgan Chase & Co.                                                                     82,500         2,819,850
MBNA Corp.                                                                                 146,500         3,053,060
Mellon Financial Corp.                                                                     121,800         3,379,950
Merrill Lynch & Co., Inc.                                                                  173,700         8,108,316
SLM Corp.                                                                                  108,300         4,242,111
State Street Corp.                                                                          62,000         2,442,800
                                                                                                     ---------------
                                                                                                     $   110,499,182
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 2.7%
Anheuser-Busch Cos., Inc.                                                                  123,420   $     6,300,591
Archer Daniels Midland Co.                                                                 233,200         3,001,284
Kellogg Co.                                                                                 82,500         2,835,525
PepsiCo, Inc.                                                                              424,310        18,881,795
                                                                                                     ---------------
                                                                                                     $    31,019,195
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co.                                                                    306,630   $    10,955,890
                                                                                                     ---------------
HEALTHCARE -- 1.0%
Tenet Healthcare Corp.*                                                                    741,200   $     8,634,980
Wellpoint Health Networks, Inc.*                                                            30,400         2,562,720
                                                                                                     ---------------
                                                                                                     $    11,197,700
                                                                                                     ---------------
INDUSTRIAL -- 0.2%
Rockwell Automation, Inc.                                                                  101,900   $     2,429,296
                                                                                                     ---------------
INSURANCE -- 4.2%
American International Group, Inc.                                                         120,347   $     6,640,747
Allstate Corp.                                                                              78,300         2,791,395
Chubb Corp.                                                                                 81,400         4,884,000
Hartford Financial Services Group, Inc.                                                     75,300         3,792,108
Marsh & McLennan Cos., Inc.                                                                112,600         5,750,482
MetLife, Inc.                                                                              326,400         9,243,648
St. Paul Cos., Inc.                                                                        185,390         6,768,589
Travelers Property Casualty Corp.                                                          368,810         5,864,079
Travelers Property Casualty Corp. "B"                                                      139,900         2,206,223
                                                                                                     ---------------
                                                                                                     $    47,941,271
                                                                                                     ---------------
MACHINERY -- 0.2%
Deere & Co.                                                                                 51,000   $     2,330,700
                                                                                                     ---------------
MANUFACTURING -- 1.6%
ITT Industries, Inc.                                                                        42,000   $     2,749,320
3M Co.                                                                                      91,300        11,775,874
Illinois Tool Works, Inc.                                                                   56,100         3,694,185
                                                                                                     ---------------
                                                                                                     $    18,219,379
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 8.0%
AmerisourceBergen Corp.                                                                    100,100   $     6,941,935
Baxter International, Inc.                                                                 202,800         5,272,800

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
MEDICAL & HEALTH PRODUCTS -- continued
Forest Laboratories, Inc.*                                                                  52,500   $     2,874,375
Johnson & Johnson Co.                                                                      473,700        24,490,290
Medtronic, Inc.                                                                             80,000         3,837,600
Pfizer, Inc.                                                                             1,022,145        34,906,252
Schering-Plough Corp.                                                                      760,100        14,137,860
                                                                                                     ---------------
                                                                                                     $    92,461,112
                                                                                                     ---------------
OIL SERVICES -- 4.8%
Anadarko Petroleum Corp.                                                                    45,500   $     2,023,385
Baker Hughes, Inc.                                                                         233,370         7,834,231
ExxonMobil Corp.                                                                           880,384        31,614,589
Noble Corp.*                                                                                85,600         2,936,080
Schlumberger Ltd.                                                                          202,650         9,640,061
Transocean, Inc.*                                                                           61,300         1,346,761
                                                                                                     ---------------
                                                                                                     $    55,395,107
                                                                                                     ---------------
PHARMACEUTICALS -- 1.2%
Wyeth                                                                                      300,900   $    13,705,995
                                                                                                     ---------------
PRINTING & PUBLISHING -- 3.2%
Gannett Co., Inc.                                                                          185,300   $    14,232,893
McGraw-Hill Cos., Inc.                                                                      82,930         5,141,660
New York Times Co. "A"                                                                     238,500        10,851,750
Tribune Co.                                                                                140,900         6,805,470
                                                                                                     ---------------
                                                                                                     $    37,031,773
                                                                                                     ---------------
RAILROADS -- 0.6%
Union Pacific Corp.                                                                        117,600   $     6,823,152
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Co.                                                               87,500   $     2,501,625
                                                                                                     ---------------
RESTAURANTS & LODGING -- 0.5%
Cendant Corp.*                                                                             208,900   $     3,827,048
McDonald's Corp.                                                                            71,400         1,575,084
                                                                                                     ---------------
                                                                                                     $     5,402,132
                                                                                                     ---------------
RETAIL -- 6.9%
CVS Corp.                                                                                  390,200   $    10,937,306
Home Depot, Inc.                                                                           649,000        21,494,880
Kohl's Corp.*                                                                               88,700         4,557,406
Lowe's Cos., Inc.                                                                           69,550         2,987,172
Sears, Roebuck & Co.                                                                        45,700         1,537,348
Target Corp.                                                                               133,850         5,064,884
Wal-Mart Stores, Inc.                                                                      626,000        33,597,420
                                                                                                     ---------------
                                                                                                     $    80,176,416
                                                                                                     ---------------
SUPERMARKETS -- 0.8%
Kroger Co.*                                                                                588,480   $     9,815,846
                                                                                                     ---------------
TELECOMMUNICATIONS -- 3.7%
BellSouth Corp.                                                                            373,600   $     9,948,968
Cisco Systems, Inc.*                                                                     1,143,700        19,088,353
Juniper Networks, Inc.*                                                                     81,900         1,013,103
Verizon Communications, Inc.                                                               332,200        13,105,290
                                                                                                     ---------------
                                                                                                     $    43,155,714
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
AT&T Wireless Services, Inc.*                                                              304,500   $     2,499,945
Sprint Corp. (PCS Group)*                                                                  204,500         1,175,875
                                                                                                     ---------------
                                                                                                     $     3,675,820
                                                                                                     ---------------
TOBACCO -- 1.6%
Altria Group, Inc.                                                                         404,220   $    18,367,757
                                                                                                     ---------------
TRANSPORTATION -- 1.8%
FedEx Corp.                                                                                179,650   $    11,143,690
United Parcel Service, Inc.                                                                152,400         9,707,880
                                                                                                     ---------------
                                                                                                     $    20,851,570
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 1.4%
Dominion Resources, Inc.                                                                    47,360   $     3,043,827
Exelon Corp.                                                                               132,700         7,936,787
PG&E Corp.*                                                                                152,100         3,216,915
Wisconsin Energy Corp.                                                                      51,400   $     1,490,600
                                                                                                     ---------------
                                                                                                     $    15,688,129
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $ 1,028,947,492
                                                                                                     ---------------
FOREIGN STOCKS -- 8.0%
BERMUDA -- 1.1%
Accenture Ltd., (Business Services) "A"*                                                   470,400   $     8,509,536
XL Capital Ltd., (Insurance)                                                                55,100         4,573,300
                                                                                                     ---------------
                                                                                                     $    13,082,836
                                                                                                     ---------------
CANADA -- 1.6%
Canadian National Railway Co., (Railroads)                                                 150,794   $     7,277,318
EnCana Corp., (Energy)                                                                      89,700         3,420,609
EnCana Corp., (Energy)                                                                     203,200         7,796,784
                                                                                                     ---------------
                                                                                                     $    18,494,711
                                                                                                     ---------------
FRANCE -- 0.7%
STMicroelectronics N.V., (Electronics)                                                     172,160   $     3,579,206
TOTAL S.A., ADR, (Oil Services)                                                             63,200         4,790,560
                                                                                                     ---------------
                                                                                                     $     8,369,766
                                                                                                     ---------------
GERMANY -- 0.8%
Bayerische Motoren Werke AG, (Automotive)                                                  156,900   $     6,045,888
Porsche AG, (Automotive)                                                                     6,684         2,836,973
                                                                                                     ---------------
                                                                                                     $     8,882,861
                                                                                                     ---------------
NETHERLANDS -- 0.3%
Unilever N.V., (Consumer Goods & Services)                                                  53,200   $     2,872,800
                                                                                                     ---------------
SWITZERLAND -- 1.6%
Nestle S.A., (Food & Beverage Products)                                                     20,137   $     4,164,170
Novartis AG, (Medical & Health Products)                                                   364,000        14,435,040
                                                                                                     ---------------
                                                                                                     $    18,599,210
                                                                                                     ---------------
UNITED KINGDOM -- 1.9%
AstraZeneca PLC, (Pharmaceuticals)                                                          29,800   $     1,196,932
AstraZeneca PLC, ADR,
  (Pharmaceuticals)                                                                        146,300         5,964,651
BP Amoco PLC, ADR, (Oil Services)                                                          107,142         4,502,107
Reckitt Benckiser PLC,
  (Consumer Goods & Services)*                                                              80,120         1,472,626
Reed Elsevier PLC, (Publishing)                                                            770,200         6,419,426
Vodafone Group PLC, ADR,
  (Telecommunications)                                                                      98,482         1,935,171
                                                                                                     ---------------
                                                                                                     $    21,490,913
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    91,793,097
                                                                                                     ---------------
    Total Stocks
      (Identified Cost, $1,101,008,961)                                                              $ 1,120,740,589
                                                                                                     ---------------

SHORT-TERM OBLIGATIONS -- 2.4%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
AIG Funding, Inc., due 7/01/03                                                     $         4,524   $     4,524,000
ConocoPhillips, due 7/01/03                                                                  8,675         8,675,000
Merrill Lynch & Co., Inc., due 7/01/03                                                      14,568        14,568,000
                                                                                                     ---------------
    Total Short-Term Obligations,
      at Amortized Cost                                                                              $    27,767,000
                                                                                                     ---------------

COLLATERAL FOR SECURITIES LOANED -- 1.3%

                                                                                      PRINCIPAL
                                                                                    AMOUNT/SHARES
Credit Suisse First Boston Corp.,
  Repurchase Agreement, 1.3%                                                       $    10,449,200   $    10,449,200
Navigator Securities Lending Prime Portfolio                                             4,611,675         4,611,675
                                                                                                     ---------------
    Total Collateral for Securities Loaned,
      at Amortized Cost                                                                              $    15,060,875
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $1,143,836,836)                                                              $ 1,163,568,464

OTHER ASSETS,
  LESS LIABILITIES -- (1.0)%                                                                             (11,406,797)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $ 1,152,161,677
                                                                                                     ===============

            See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MID CAP GROWTH SERIES
STOCKS -- 94.4%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 92.6%
ADVERTISING & BROADCASTING -- 0.5%
Getty Images, Inc.*                                                                          8,000   $       330,400
                                                                                                     ---------------
AEROSPACE & DEFENSE -- 0.3%
Alliant Techsystems, Inc.*                                                                   3,990   $       207,121
                                                                                                     ---------------
AIRLINES -- 0.8%
jetBlue Airways Corp.*                                                                      12,700   $       537,083
                                                                                                     ---------------
BIOTECHNOLOGY -- 6.9%
Biogen, Inc.*                                                                                4,480   $       170,240
Celgene Corp.*                                                                              10,650           323,760
Genzyme Corp.*                                                                              25,530         1,067,154
Gilead Sciences, Inc.*                                                                       8,300           461,314
Guidant Corp.                                                                               15,770           700,030
ICOS Corp.*                                                                                  6,300           231,525
IDEC Pharmaceuticals Corp.*                                                                 23,500           799,000
InterMune, Inc.*                                                                             5,750            92,633
Medimmune, Inc.*                                                                            23,370           849,967
                                                                                                     ---------------
                                                                                                     $     4,695,623
                                                                                                     ---------------
BROADCAST & CABLE TV -- 4.9%
EchoStar Communications Corp. "A"*                                                          42,190   $     1,460,618
Entercom Communications Corp.*                                                              13,790           675,848
Hearst-Argyle Television, Inc.*                                                             17,020           440,818
LIN TV Corp. "A"*                                                                            6,500           153,075
Univision Communications, Inc., "A"*                                                        20,040           609,216
                                                                                                     ---------------
                                                                                                     $     3,339,575
                                                                                                     ---------------
BUSINESS SERVICES -- 7.0%
Amdocs Ltd.*                                                                                27,100   $       650,400
BearingPoint, Inc.*                                                                         31,800           306,870
BISYS Group, Inc.*                                                                          45,800           841,346
ChoicePoint, Inc.*                                                                          17,720           611,694
DST Systems, Inc.*                                                                          22,820           867,160
Manpower, Inc.                                                                              18,820           698,034
Monster Worldwide, Inc.*                                                                     8,700           171,651
Paychex, Inc.                                                                               10,000           293,100
Robert Half International, Inc.*                                                            16,000           303,040
                                                                                                     ---------------
                                                                                                     $     4,743,295
                                                                                                     ---------------
COMPUTER SERVICES -- 0.5%
Apple Computer, Inc.*                                                                       18,700   $       357,544
                                                                                                     ---------------
COMPUTER SOFTWARE -- 5.2%
BEA Systems, Inc.,"A"*                                                                      53,290   $       578,729
Mercury Interactive Corp.*                                                                   8,420           325,096
Network Associates, Inc.*                                                                   56,570           717,308
Symantec Corp.*                                                                              9,800           429,828
VERITAS Software Corp.*                                                                     53,030         1,520,370
                                                                                                     ---------------
                                                                                                     $     3,571,331
                                                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.4%
SunGard Data Systems, Inc.*                                                                 37,560   $       973,180
                                                                                                     ---------------
CONSUMER PRODUCTS -- 0.5%
Energizer Holdings, Inc.*                                                                   10,700   $       335,980
                                                                                                     ---------------
CONSUMER SERVICES -- 0.5%
Apollo Group, Inc., "A"*                                                                     5,250   $       324,240
                                                                                                     ---------------
CONTAINERS -- 0.3%
Smurfit-Stone Container Corp.*                                                              17,380   $       226,461
                                                                                                     ---------------
ELECTRONICS -- 6.5%
Agere Systems, Inc."B"*                                                                    195,900   $       450,570
Altera Corp.*                                                                               36,300           595,320
Analog Devices, Inc.*                                                                       25,550           889,651
Lam Research Corp.*                                                                         15,700           285,897
Maxim Integrated Products, Inc.                                                             14,260           487,549
Microchip Technology, Inc.                                                                  14,820           365,017
Novellus Systems, Inc.*                                                                     30,640         1,122,067
Xilinx, Inc.*                                                                               10,300           260,693
                                                                                                     ---------------
                                                                                                     $     4,456,764
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 3.1%
Affiliated Managers Group, Inc.*                                                             5,600   $       341,320
Ameritrade Holding Corp.*                                                                   46,000           340,860
E*TRADE Group, Inc.*                                                                        24,500           208,250
Legg Mason, Inc.                                                                             5,400           350,730
Lehman Brothers Holdings, Inc.                                                              10,770           715,990
Waddell & Reed Financial, Inc., "A"                                                          7,000           179,690
                                                                                                     ---------------
                                                                                                     $     2,136,840
                                                                                                     ---------------
FINANCIAL SERVICES -- 1.6%
Investors Financial Services Corp.                                                          31,330   $       908,883
T. Rowe Price Group, Inc.                                                                    5,500           207,625
                                                                                                     ---------------
                                                                                                     $     1,116,508
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Hershey Foods Corp.                                                                          8,960   $       624,154
                                                                                                     ---------------
GAMING & LODGING -- 2.8%
Four Seasons Hotels, Inc.                                                                    8,100   $       350,406
MGM Mirage, Inc.*                                                                           15,400           526,372
Royal Caribbean Cruises Ltd.                                                                24,000           555,840
Starwood Hotels & Resorts Co.                                                               16,620           475,166
                                                                                                     ---------------
                                                                                                     $     1,907,784
                                                                                                     ---------------
INDUSTRIAL -- 1.0%
Rockwell Automation, Inc.                                                                   29,650   $       706,856
                                                                                                     ---------------
INSURANCE -- 0.4%
Arthur J. Gallagher & Co.                                                                    8,640   $       235,008
                                                                                                     ---------------
INTERNET -- 3.4%
Expedia, Inc.*                                                                              15,560   $     1,188,473
InterActiveCorp*                                                                            17,930           709,490
Yahoo! Inc.*                                                                                12,040           394,430
                                                                                                     ---------------
                                                                                                     $     2,292,393
                                                                                                     ---------------
LEISURE & TOYS -- 0.1%
Mattel, Inc.                                                                                 1,850   $        35,002
                                                                                                     ---------------
MANUFACTURING -- 1.0%
ITT Industries, Inc.                                                                        10,330   $       676,202
                                                                                                     ---------------
MEDIA -- 1.3%
Westwood One, Inc.*                                                                         26,850   $       911,020
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
AmerisourceBergen Corp.                                                                     10,300   $       714,305
DENTSPLY International, Inc.                                                                28,140         1,150,926
                                                                                                     ---------------
                                                                                                     $     1,865,231
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES-- 3.5%
Caremark Rx, Inc.*                                                                          52,930   $     1,359,242
Health Management Associates, Inc., "A"                                                     22,480           414,756
Tenet Healthcare Corp.*                                                                     27,500           320,375
WebMD Corp.*                                                                                25,300           273,999
                                                                                                     ---------------
                                                                                                     $     2,368,372
                                                                                                     ---------------
MEDICAL EQUIPMENT -- 7.0%
Apogent Technologies, Inc.*                                                                 16,900   $       338,000
Cytyc Corp.*                                                                                79,580           837,182
Invitrogen Corp.*                                                                           16,060           616,222
Millipore Corp.*                                                                            30,580         1,356,835
Thermo Electron Corp.*                                                                      15,500           325,810
Waters Corp.*                                                                               43,510         1,267,446
                                                                                                     ---------------
                                                                                                     $     4,741,495
                                                                                                     ---------------
OIL SERVICES -- 4.6%
Baker Hughes, Inc.                                                                          18,300   $       614,331
BJ Services Co.*                                                                            24,620           919,803
Cooper Cameron Corp.*                                                                       11,020           555,188
GlobalSantaFe Corp.                                                                         24,700           576,498
Noble Corp.*                                                                                   580            19,894
Smith International, Inc.*                                                                  12,000           440,880
                                                                                                     ---------------
                                                                                                     $     3,126,594
                                                                                                     ---------------

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
PHARMACEUTICALS -- 1.8%
Medicis Pharmaceutical Corp.*                                                                7,900   $       447,930
Mylan Laboratories, Inc.                                                                    21,655           752,944
                                                                                                     ---------------
                                                                                                     $     1,200,874
                                                                                                     ---------------
PRINTING & PUBLISHING -- 4.3%
E.W. Scripps Co.                                                                            11,290   $     1,001,649
McGraw-Hill Cos., Inc.                                                                       8,760           543,120
Meredith Corp.                                                                              12,660           557,040
New York Times Co. "A"                                                                       3,820           173,810
Tribune Co.                                                                                 14,170           684,411
                                                                                                     ---------------
                                                                                                     $     2,960,030
                                                                                                     ---------------
RESTAURANTS -- 2.6%
Outback Steakhouse, Inc.                                                                    27,180   $     1,060,020
Starbucks Corp.*                                                                            16,040           393,301
The Cheesecake Factory*                                                                      9,800           351,722
                                                                                                     ---------------
                                                                                                     $     1,805,043
                                                                                                     ---------------
RETAIL -- 7.0%
Family Dollar Stores, Inc.                                                                  17,920   $       683,648
Office Depot, Inc.*                                                                         48,740           707,217
PETsMART, Inc.*                                                                             44,940           749,150
Talbots, Inc.                                                                               31,160           917,662
Tiffany & Co.                                                                               29,850           975,498
TJX Cos., Inc.                                                                              27,100           510,564
Williams-Sonoma, Inc.*                                                                       8,700           254,040
                                                                                                     ---------------
                                                                                                     $     4,797,779
                                                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 1.6%
Weight Watchers International, Inc.*                                                        23,280   $     1,059,007
                                                                                                     ---------------
TELECOMMUNICATIONS -- 0.9%
Advanced Fibre Communications, Inc.*                                                        27,100   $       440,917
Scientific-Atlanta, Inc.                                                                     8,400           200,256
                                                                                                     ---------------
                                                                                                     $       641,173
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 3.5%
American Tower Corp., "A"*                                                                  96,710   $       855,884
Crown Castle International Corp.*                                                          127,530           990,908
Sprint Corp. (PCS Group)*                                                                   91,700           527,275
                                                                                                     ---------------
                                                                                                     $     2,374,067
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.7%
ADTRAN, Inc.*                                                                                9,000   $       461,610
                                                                                                     ---------------
TRANSPORTATION -- SERVICES -- 1.0%
Expeditors International of Washington, Inc.                                                19,210   $       665,434
                                                                                                     ---------------
TRUCKING -- 0.5%
Swift Transportation, Inc.*                                                                 11,330   $       210,965
Werner Enterprises, Inc.                                                                     7,300           154,760
                                                                                                     ---------------
                                                                                                     $       365,725
                                                                                                     ---------------
      Total U.S. Stocks                                                                              $    63,172,798
                                                                                                     ---------------
FOREIGN STOCKS -- 1.8%
ISRAEL -- 0.6%
Teva Pharmaceutical Industries Ltd., ADR
  (Pharmaceuticals)                                                                          7,400   $       421,282
                                                                                                     ---------------
NETHERLANDS -- 0.6%
Affymetrix N.V. (Medical & Health
  Technology Services)*                                                                      5,800   $       114,318
ASML Holding N.V. (Electronics)*                                                            32,200           307,832
                                                                                                     ---------------
                                                                                                     $       422,150
                                                                                                     ---------------
UNITED KINGDOM -- 0.6%
Willis Group Holdings Ltd. (Insurance)                                                      13,100   $       402,825
                                                                                                     ---------------
      Total Foreign Stocks                                                                           $     1,246,257
                                                                                                     ---------------
      Total Stocks (Identified Cost, $58,029,095)                                                    $    64,419,055

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)        VALUE
SHORT-TERM OBLIGATIONS -- 5.2%
Federal Home Loan Bank, due 7/01/03,
  at Amortized Cost                                                                $         3,560   $     3,560,000
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $61,589,095)                                                                 $    67,979,055
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.4%                                                                                   292,616
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $    68,271,671
                                                                                                     ===============

            See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
RESEARCH SERIES
STOCKS -- 98.6%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 90.2%
ADVERTISING & BROADCASTING -- 0.4%
Lamar Advertising Co., "A"*                                                                 50,700   $     1,785,147
                                                                                                     ---------------
AEROSPACE -- 1.1%
Lockheed Martin Corp.                                                                      106,700   $     5,075,719
                                                                                                     ---------------
BANKS & CREDIT COS. -- 6.2%
Bank of America Corp.                                                                      132,400   $    10,463,572
Bank One Corp.                                                                              89,400         3,323,892
Banknorth Group, Inc.                                                                       87,100         2,222,792
FleetBoston Financial Corp.                                                                181,900         5,404,249
SouthTrust Corp.                                                                            32,500           884,000
SunTrust Banks, Inc.                                                                       104,100         6,177,294
                                                                                                     ---------------
                                                                                                     $    28,475,799
                                                                                                     ---------------
BIOTECHNOLOGY -- 8.0%
Abbott Laboratories, Inc.                                                                  319,100   $    13,963,816
Amgen, Inc.*                                                                               128,000         8,504,320
Genentech, Inc.*                                                                            96,400         6,952,368
Genzyme Corp.*                                                                             104,400         4,363,920
Guidant Corp.                                                                               65,000         2,885,350
                                                                                                     ---------------
                                                                                                     $    36,669,774
                                                                                                     ---------------
BUILDING -- 0.2%
American Standard Cos., Inc.*                                                               15,500   $     1,145,915
                                                                                                     ---------------
BUSINESS SERVICES -- 0.2%
Getty Images, Inc.*                                                                         18,300   $       755,790
                                                                                                     ---------------
CHEMICALS -- 1.6%
Air Products & Chemicals, Inc.                                                              36,200   $     1,505,920
Dow Chemical Co.                                                                           155,000         4,798,800
Lyondell Chemical Co.                                                                       80,300         1,086,459
                                                                                                     ---------------
                                                                                                     $     7,391,179
                                                                                                     ---------------
COMPUTER SOFTWARE -- 0.5%
Oracle Corp.*                                                                              171,748   $     2,064,411
                                                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.3%
Microsoft Corp.                                                                            420,600   $    10,771,566
                                                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 1.4%
SunGard Data Systems, Inc.*                                                                129,800   $     3,363,118
VERITAS Software Corp.*                                                                    106,200         3,044,754
                                                                                                     ---------------
                                                                                                     $     6,407,872
                                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.3%
Network Associates, Inc.*                                                                  115,900   $     1,469,612
                                                                                                     ---------------
CONGLOMERATES -- 0.5%
Tyco International Ltd.                                                                    112,300   $     2,131,454
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 4.8%
Altria Group, Inc.                                                                         238,300   $    10,828,352
Newell Rubbermaid, Inc.                                                                     54,300         1,520,400
Procter & Gamble Co.                                                                       105,900         9,444,162
                                                                                                     ---------------
                                                                                                     $    21,792,914
                                                                                                     ---------------
CONTAINERS -- 0.7%
Smurfit-Stone Container Corp.*                                                             260,400   $     3,393,012
                                                                                                     ---------------
ELECTRONICS -- 1.0%
Analog Devices, Inc.*                                                                       72,166   $     2,512,820
Novellus Systems, Inc.*                                                                     52,100         1,907,954
                                                                                                     ---------------
                                                                                                     $     4,420,774
                                                                                                     ---------------
ENERGY -- 1.7%
ConocoPhillips                                                                              60,700   $     3,326,360
Equitable Resources, Inc.                                                                   42,100         1,715,154
TXU Corp.                                                                                  126,400         2,837,680
                                                                                                     ---------------
                                                                                                     $     7,879,194
                                                                                                     ---------------
ENTERTAINMENT -- 3.7%
AOL Time Warner, Inc.*                                                                     383,500   $     6,170,515
Clear Channel Communications, Inc.*                                                         62,700         2,657,853
MGM Mirage, Inc.*                                                                           50,100         1,712,418
Viacom, Inc., "B"*                                                                         146,031         6,375,713
                                                                                                     ---------------
                                                                                                     $    16,916,499
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 11.6%
Charter One Financial, Inc.                                                                 82,384   $     2,568,733
Citigroup, Inc.                                                                            434,388        18,591,807
Fannie Mae                                                                                 165,800        11,181,552
Freddie Mac                                                                                115,200         5,848,704
Goldman Sachs Group, Inc.                                                                   72,800         6,097,000
MBNA Corp.                                                                                  48,500         1,010,740
Merrill Lynch & Co., Inc.                                                                  126,000         5,881,680
TCF Financial Corp.                                                                         51,400         2,047,776
                                                                                                     ---------------
                                                                                                     $    53,227,992
                                                                                                     ---------------
FINANCIAL SERVICES -- 1.3%
Mellon Financial Corp.                                                                     211,300   $     5,863,575
                                                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 3.8%
Anheuser-Busch Cos., Inc.                                                                   84,600   $     4,318,830
Kellogg Co.                                                                                 98,500         3,385,445
PepsiCo, Inc.                                                                              220,300         9,803,350
                                                                                                     ---------------
                                                                                                     $    17,507,625
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 1.0%
Bowater, Inc.                                                                               30,900   $     1,157,205
International Paper Co.                                                                     98,400         3,515,832
                                                                                                     ---------------
                                                                                                     $     4,673,037
                                                                                                     ---------------
HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                                                                          41,900   $     1,075,992
                                                                                                     ---------------
INDUSTRIAL GASES -- 0.4%
Praxair, Inc.                                                                               32,600   $     1,959,260
                                                                                                     ---------------
INSURANCE -- 3.3%
Chubb Corp.                                                                                 47,600   $     2,856,000
MetLife, Inc.                                                                              121,860         3,451,075
The St. Paul Cos., Inc.                                                                    105,500         3,851,805
Travelers Property Casualty Corp.                                                          138,756         2,206,221
Travelers Property Casualty Corp. "B"                                                      177,243         2,795,122
                                                                                                     ---------------
                                                                                                     $    15,160,223
                                                                                                     ---------------
MACHINERY -- 0.6%
Deere & Co.                                                                                 55,800   $     2,550,060
                                                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 7.9%
Baxter International, Inc.                                                                 101,600   $     2,641,600
Johnson & Johnson Co.                                                                      229,700        11,875,490
Pfizer, Inc.                                                                               351,400        12,000,310
Schering Plough Corp.                                                                      519,200         9,657,120
                                                                                                     ---------------
                                                                                                     $    36,174,520
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.1%
Lincare Holdings, Inc.*                                                                     37,000   $     1,165,870
Tenet Healthcare Corp.*                                                                    345,800         4,028,570
                                                                                                     ---------------
                                                                                                     $     5,194,440
                                                                                                     ---------------
MEDICAL EQUIPMENT -- 0.1%
Waters Corp.*                                                                               10,400   $       302,952
                                                                                                     ---------------
OIL SERVICES -- 1.9%
GlobalSantaFe Corp.                                                                         89,175   $     2,081,344
Halliburton Co.                                                                             71,600         1,646,800
Noble Corp.*                                                                                54,100         1,855,630
Schlumberger Ltd.                                                                           68,000         3,234,760
                                                                                                     ---------------
                                                                                                     $     8,818,534

                                                                                                     ---------------
OILS -- 3.1%
Devon Energy Corp.                                                                          18,000   $       961,200
ExxonMobil Corp.                                                                           364,456        13,087,615
                                                                                                     ---------------
                                                                                                     $    14,048,815
                                                                                                     ---------------
PHARMACEUTICALS -- 2.4%
Wyeth                                                                                      239,100   $    10,891,005
                                                                                                     ---------------
PRINTING & PUBLISHING -- 1.3%
New York Times Co.                                                                          48,900   $     2,224,950
Tribune Co.                                                                                 74,200         3,583,860
                                                                                                     ---------------
                                                                                                     $     5,808,810
                                                                                                     ---------------

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
RAILROADS -- 0.5%
Union Pacific Corp.                                                                         38,200   $     2,216,364
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                                                               61,600   $     1,761,144
                                                                                                     ---------------
RESTAURANTS & LODGING -- 0.9%
CEC Entertainment, Inc.*                                                                    39,100   $     1,443,963
Hilton Hotels Corp.                                                                        119,400         1,527,126
Yum! Brands, Inc.*                                                                          45,800         1,353,848
                                                                                                     ---------------
                                                                                                     $     4,324,937
                                                                                                     ---------------
RETAIL -- 7.6%
Home Depot, Inc.                                                                           250,700   $     8,303,184
Kohl's Corp.*                                                                               62,000         3,185,560
Liz Claiborne, Inc.                                                                         38,400         1,353,600
Target Corp.                                                                               169,700         6,421,448
Wal-Mart Stores, Inc.                                                                      257,500        13,820,025
Walgreen Co.                                                                                58,200         1,751,820
                                                                                                     ---------------
                                                                                                     $    34,835,637
                                                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 0.7%
3M Co.                                                                                      24,100   $     3,108,418
                                                                                                     ---------------
SUPERMARKETS -- 0.8%
Kroger Co.*                                                                                212,300   $     3,541,164
                                                                                                     ---------------
TELECOMMUNICATIONS -- 3.4%
CenturyTel, Inc.                                                                            37,500   $     1,306,875
EchoStar Communications Corp.*                                                             115,600         4,002,072
Verizon Communications, Inc.                                                               259,300        10,229,385
                                                                                                     ---------------
                                                                                                     $    15,538,332
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
Sprint Corp. (PCS Group)*                                                                  426,700   $     2,453,525
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 0.8%
Dominion Resources, Inc.                                                                    20,800   $     1,336,816
PG&E Corp.*                                                                                 54,800         1,159,020
Public Service Enterprise Group                                                             33,100         1,398,475
                                                                                                     ---------------
                                                                                                     $     3,894,311
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   413,477,303
                                                                                                     ---------------
FOREIGN STOCKS -- 8.4%
BERMUDA -- 2.0%
Ace Ltd. (Insurance)                                                                       148,600   $     5,095,494
XL Capital Ltd. (Insurance)                                                                 48,700         4,042,100
                                                                                                     ---------------
                                                                                                     $     9,137,594
                                                                                                     ---------------
CANADA -- 1.3%
EnCana Corp. (Utilities -- Gas)                                                             91,100   $     3,473,996
Talisman Energy, Inc. (Oils)                                                                53,300         2,417,813
                                                                                                     ---------------
                                                                                                     $     5,891,809
                                                                                                     ---------------
FRANCE -- 0.7%
Total Fina Elf S.A., "B" (Oils)                                                             20,800   $     3,148,557
                                                                                                     ---------------
NETHERLANDS -- 0.9%
STMicroelectronics N.V. (Electronics)                                                      204,700   $     4,255,713
                                                                                                     ---------------
SWITZERLAND -- 0.5%
Nestle S.A. (Food & Beverage Products)                                                      10,630   $     2,198,199
                                                                                                     ---------------
UNITED KINGDOM -- 3.0%
BHP Billiton PLC (Metals & Mining)                                                         810,700   $     4,274,621
BP Amoco PLC (Oils)*                                                                       301,500         2,094,314
Rio Tinto Group (Metals & Mining)*                                                         142,800         2,690,790
Unilever PLC (Consumer Products)                                                           145,400         1,159,601
Willis Group Holdings Ltd. (Insurance)                                                     118,200         3,634,650
                                                                                                     ---------------
                                                                                                     $    13,853,976
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    38,485,848
                                                                                                     ---------------
    Total Stocks
      (Identified Cost, $443,037,572)                                                                $   451,963,151
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                               (000 OMITTED)        VALUE
SHORT-TERM OBLIGATIONS -- 1.3%
Federal National Mortgage Assn.,
  due 7/01/03                                                                      $         2,565   $     2,565,000
General Electric Capital Corp.,
  due 7/01/03                                                                                3,552         3,552,000
                                                                                                     ---------------
    Total Short-Term Obligations,
      at Amortized Cost                                                                              $     6,117,000
                                                                                                     ---------------

COLLATERAL FOR SECURITIES LOANED -- 1.3%

                                                                                      PRINCIPAL
                                                                                    AMOUNT/SHARES
Credit Suisse First Boston Corp.,
  Repurchase Agreement, 1.3%                                                       $     2,158,000   $     2,158,000
Navigator Securities Lending Prime Portfolio                                             3,992,936         3,992,936
                                                                                                     ---------------
    Total Collateral for Securities Loaned,
      at Amortized Cost                                                                              $     6,150,936
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $455,305,508)                                                                $   464,231,087
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.2)%                                                                              (5,699,263)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   458,531,824
                                                                                                     ---------------

            See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
TOTAL RETURN SERIES
STOCKS -- 58.3%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 55.7%
AEROSPACE
United Technologies Corp.                                                                   10,560   $       747,965
                                                                                                     ---------------
BANKS & CREDIT COS. -- 6.7%
Bank of America Corp.                                                                      152,690   $    12,067,091
Bank One Corp.                                                                             156,100         5,803,798
Citigroup, Inc.                                                                            727,833        31,151,252
FleetBoston Financial Corp.                                                                517,880        15,386,215
J. P. Morgan Chase & Co.                                                                   193,900         6,627,502
Mellon Financial Corp.                                                                     963,700        26,742,675
SouthTrust Corp.                                                                           178,200         4,847,040
SunTrust Banks, Inc.                                                                       166,500         9,880,110
U.S. Bancorp                                                                                24,409           598,021
Wachovia Corp.                                                                             136,600         5,458,536
                                                                                                     ---------------
                                                                                                     $   118,562,240
                                                                                                     ---------------
BROADCAST & CABLE TV -- 1.0%
Comcast Corp. " A"*                                                                        566,250   $    16,324,988
Cox Communications, Inc.*                                                                   60,000         1,914,000
                                                                                                     ---------------
                                                                                                     $    18,238,988
                                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 1.9%
Franklin Resources, Inc.                                                                   156,800   $     6,126,176
Merrill Lynch & Co., Inc.                                                                  378,700        17,677,716
Morgan Stanley Dean Witter & Co.                                                            88,700         3,791,925
T. Rowe Price Group, Inc.                                                                  139,800         5,277,450
                                                                                                     ---------------
                                                                                                     $    32,873,267
                                                                                                     ---------------
BUSINESS SERVICES -- 0.1%
Automatic Data Processing, Inc.                                                             45,300   $     1,533,858
                                                                                                     ---------------
CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.                                                             114,550   $     4,765,280
Dow Chemical Co.                                                                           181,200         5,609,952
E.I. DuPont de Nemours & Co.                                                                11,400           474,696
Lyondell Chemical Co.                                                                      197,400         2,670,822
PPG Industries, Inc.                                                                        85,100         4,317,974
                                                                                                     ---------------
                                                                                                     $    17,838,724
                                                                                                     ---------------
COMPUTER SERVICES -- 0.6%
Apple Computer, Inc.*                                                                       57,400   $     1,097,488
Hewlett-Packard Co.                                                                        168,000         3,578,400
International Business Machines Corp.                                                       63,390         5,229,675
                                                                                                     ---------------
                                                                                                     $     9,905,563
                                                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.1%
Microsoft Corp.                                                                            589,400   $    15,094,534
Network Associates, Inc.*                                                                  297,110         3,767,355
                                                                                                     ---------------
                                                                                                     $    18,861,889
                                                                                                     ---------------
CONGLOMERATES -- 1.2%
General Electric Co.                                                                       352,000   $    10,095,360
Honeywell International, Inc.                                                               32,400           869,940
Tyco International Ltd.                                                                    510,100         9,681,698
                                                                                                     ---------------
                                                                                                     $    20,646,998
                                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 1.7%
Altria Group, Inc.                                                                         109,300   $     4,966,592
Colgate-Palmolive Co.                                                                       48,800         2,827,960
Gillette Co.                                                                               158,100         5,037,066
Kimberly-Clark Corp.                                                                       229,300        11,955,702
Procter & Gamble Co.                                                                        63,730         5,683,441
                                                                                                     ---------------
                                                                                                     $    30,470,761
                                                                                                     ---------------
CONTAINERS -- 0.7%
Owens Illinois, Inc.*                                                                      578,900   $     7,971,453
Smurfit-Stone Container Corp.*                                                             377,900         4,924,037
                                                                                                     ---------------
                                                                                                     $    12,895,490
                                                                                                     ---------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co.                                                                        87,700   $     4,481,470
                                                                                                     ---------------
ELECTRONICS -- 0.9%
Intel Corp.                                                                                 88,900   $     1,847,698
Novellus Systems, Inc.*                                                                    151,100         5,533,433
Texas Instruments, Inc.                                                                    500,520         8,809,152
                                                                                                     ---------------
                                                                                                     $    16,190,283
                                                                                                     ---------------
ENERGY -- INDEPENDENT -- 1.1%
Devon Energy Corp.                                                                         369,610   $    19,737,174
                                                                                                     ---------------
ENERGY -- INTEGRATED -- 2.6%
ConocoPhillips                                                                             191,300   $    10,483,240
ExxonMobil Corp.                                                                           529,596        19,017,792
Occidental Petroleum Corp.                                                                 477,440        16,018,112
                                                                                                     ---------------
                                                                                                     $    45,519,144
                                                                                                     ---------------
ENTERTAINMENT -- 1.8%
AOL Time Warner, Inc.*                                                                     191,900   $     3,087,671
Viacom, Inc., "B"*                                                                         548,383        23,942,402
Walt Disney Co.                                                                            264,980         5,233,355
                                                                                                     ---------------
                                                                                                     $    32,263,428
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 0.8%
Federal Home Loan Mortgage Corp.                                                           105,630   $     7,123,687
Federal National Mortgage Assn                                                             138,000         7,006,260
                                                                                                     ---------------
                                                                                                     $    14,129,947
                                                                                                     ---------------
FOOD & NON ALCOHOLIC
  BEVERAGE PRODUCTS -- 1.1%
Archer-Daniels-Midland Co.                                                                 439,345   $     5,654,370
Kellogg Co.                                                                                240,600         8,269,422
PepsiCo, Inc.                                                                              115,228         5,127,646
                                                                                                     ---------------
                                                                                                     $    19,051,438
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.8%
Bowater, Inc.                                                                              155,700   $     5,830,965
International Paper Co.                                                                    230,400         8,232,192
                                                                                                     ---------------
                                                                                                     $    14,063,157
                                                                                                     ---------------
GAMING & LODGING -- 0.6%
Hilton Hotels Corp.                                                                        474,400   $     6,067,576
Starwood Hotels & Resorts                                                                   17,600         5,031,840
                                                                                                     ---------------
                                                                                                     $    11,099,416
                                                                                                     ---------------
INDUSTRIAL GASES -- 0.5%
Praxair, Inc.                                                                              139,900   $     8,407,990
                                                                                                     ---------------
INSURANCE -- 3.4%
Allstate Corp.                                                                             464,130   $    16,546,235
Chubb Corp.                                                                                140,500         8,430,000
Hartford Financial Services Group, Inc.                                                    326,040        16,419,374
MetLife, Inc.                                                                              190,890         5,406,005
Nationwide Financial Services, Inc., "A"                                                    95,810         3,113,825
Travelers Property Casualty Corp.                                                          583,800         9,282,420
                                                                                                     ---------------
                                                                                                     $    59,197,859
                                                                                                     ---------------
MACHINERY & TOOLS -- 0.4%
Deere & Co.                                                                                156,660   $     7,159,362
                                                                                                     ---------------
MEDICAL & HEALTH
  TECHNOLOGY SERVICES -- 0.1%
Tenet Healthcare Corp.*                                                                    213,800   $     2,490,770
                                                                                                     ---------------
MEDICAL EQUIPMENT -- 0.5%
Baxter International, Inc.                                                                 366,100   $     9,518,600
                                                                                                     ---------------
METALS & MINING -- 1.2%
Alcoa, Inc.                                                                                649,329   $    16,557,890
Phelps Dodge Corp.*                                                                        130,600         5,007,204
                                                                                                     ---------------
                                                                                                     $    21,565,094
                                                                                                     ---------------
OIL SERVICES -- 4.0%
BJ Services Co.*                                                                           162,900   $     6,085,944
Cooper Cameron Corp.*                                                                      137,680         6,936,318
GlobalSantaFe Corp.                                                                        563,200        13,145,088

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- continued
OIL SERVICES -- continued
Noble Corp.*                                                                               663,000   $    22,740,900
Schlumberger Ltd.                                                                          472,340        22,469,214
                                                                                                     ---------------
                                                                                                     $    71,377,464
                                                                                                     ---------------
PHARMACEUTICALS -- 4.3%
Bristol-Myers Squibb Co.                                                                    21,790   $       591,598
Eli Lilly & Co.                                                                            214,380        14,785,789
Johnson & Johnson Co.                                                                       16,900           873,730
Merck & Co., Inc.                                                                          221,500        13,411,825
Pfizer, Inc.                                                                               632,000        21,582,800
Schering Plough Corp.                                                                    1,056,070        19,642,902
Wyeth                                                                                      104,200         4,746,310
                                                                                                     ---------------
                                                                                                     $    75,634,954
                                                                                                     ---------------
PHOTOGRAPHIC PRODUCTS -- 0.1%
Eastman Kodak Co.                                                                           75,500   $     2,064,925
                                                                                                     ---------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                                                           23,540   $     1,808,107
New York Times Co. "A"                                                                     163,700         7,448,350
Tribune Co.                                                                                162,600         7,853,580
                                                                                                     ---------------
                                                                                                     $    17,110,037
                                                                                                     ---------------
RAILROADS -- 0.6%
Burlington Northern Santa Fe Railway Co.                                                   314,580   $     8,946,655
Norfolk Southern Corp.                                                                     123,550         2,372,160
                                                                                                     ---------------
                                                                                                     $    11,318,815
                                                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Equity Residential Properties Trust                                                        262,820   $     6,820,179
Healthcare Realty Trust                                                                      8,800           256,520
                                                                                                     ---------------
                                                                                                     $     7,076,699
                                                                                                     ---------------
RESTAURANTS & LODGING -- 0.6%
McDonald's Corp.                                                                           475,600   $    10,491,736
                                                                                                     ---------------
RETAIL -- 2.1%
Home Depot, Inc.                                                                           228,000   $     7,551,360
Limited Brands                                                                             272,600         4,225,300
May Department Stores Co.                                                                  102,100         2,272,746
Sears, Roebuck & Co.                                                                       676,900        22,770,916
                                                                                                     ---------------
                                                                                                     $    36,820,322
                                                                                                     ---------------
SUPERMARKETS -- 1.0%
Kroger Co.*                                                                              1,039,340   $    17,336,191
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Advanced Fibre Communications, Inc.*                                                       193,300   $     3,144,991
                                                                                                     ---------------
TELEPHONE SERVICES -- 3.6%
AT&T Corp.                                                                                 653,030   $    12,570,828
BellSouth Corp.                                                                            548,300        14,601,229
SBC Communications, Inc.                                                                   589,346        15,057,790
Verizon Communications, Inc.                                                               528,912        20,865,578
                                                                                                     ---------------
                                                                                                     $    63,095,425
                                                                                                     ---------------
UTILITIES -- ELECTRIC POWER -- 3.1%
Calpine Corp.*                                                                           2,260,000   $    14,916,000
Duke Energy Corp.                                                                          224,100         4,470,795
Entergy Corp.                                                                               67,900         3,583,762
Exelon Corp.                                                                                70,140         4,195,073
FPL Group, Inc.                                                                             39,080         2,612,498
NiSource, Inc.                                                                             456,919         8,681,461
Pinnacle West Capital Corp.                                                                 23,400           876,330
PPL Corp.                                                                                   29,900         1,285,700
TXU Corp.                                                                                  659,500        14,805,775
                                                                                                     ---------------
                                                                                                     $    55,427,394
                                                                                                     ---------------
UTILITIES -- GAS -- 0.4%
National Fuel Gas Co.                                                                      192,000   $     5,001,600
WGL Holdings, Inc.                                                                          68,430         1,827,081
                                                                                                     ---------------
                                                                                                     $     6,828,681
                                                                                                     ---------------
WIRELESS COMMUNICATIONS -- 2.2%
AT&T Wireless Services, Inc.*                                                            3,013,926   $    24,744,332
Telephone & Data Systems, Inc.                                                             274,095        13,622,522
                                                                                                     ---------------
                                                                                                     $    38,366,854
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   983,545,363
                                                                                                     ---------------
FOREIGN STOCKS -- 2.6%
AUSTRALIA -- 0.1%
Broken Hill Proprietary Co. Ltd.
  (Metals & Mining)                                                                        321,900   $     1,867,448
                                                                                                     ---------------
NETHERLANDS -- 0.1%
Akzo Nobel N.V. (Chemicals)                                                                101,300   $     2,689,290
                                                                                                     ---------------
SWITZERLAND -- 0.4%
Novartis AG (Biotechnology)                                                                160,300   $     6,356,969
                                                                                                     ---------------
UNITED KINGDOM -- 2.0%
BP Amoco PLC, ADR (Energy-- Integrated)                                                    456,020   $    19,161,961
Reed Elsevier PLC (Printing & Publishing)                                                1,221,000        10,176,732
Vodafone Group PLC, ADR
  (Wireless Communications)                                                                323,305         6,352,943
                                                                                                     ---------------
                                                                                                     $    35,691,636
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    46,605,343
                                                                                                     ---------------
    Total Stocks
      (Identified Cost, $1,013,577,060)                                                              $ 1,030,150,706
                                                                                                     ---------------

BONDS -- 37.4%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
U.S. BONDS -- 36.3%
ADVERTISING & BROADCASTING -- 0.1%
Clear Channel Communications, 7.25s, 2003                                          $         1,116   $     1,127,182
                                                                                                     ---------------
AEROSPACE -- 0.5%
Bae Systems Holding, Inc,, 6.4s, 2011##                                            $         1,950   $     2,181,816
Boeing Capital Corp., 6.5s, 2012                                                             3,252         3,667,355
Northrop Grumman Corp., 7.75s, 2031                                                          2,738         3,512,197
                                                                                                     ---------------
                                                                                                     $     9,361,368
                                                                                                     ---------------
AIRLINES
Jet Equipment Trust, 11.44s, 2014##**                                              $         1,200   $           120
                                                                                                     ---------------
AUTOMOTIVE -- 0.1%
Ford Motor Co., 7.45s, 2031                                                        $           976   $       894,079
General Motors Corp., 7.125s, 2013                                                             376           377,181
                                                                                                     ---------------
                                                                                                     $     1,271,260
                                                                                                     ---------------
BANKS & CREDIT COS. -- 1.5%
Abbey National Capital Trust I,
  8.963s, 2049                                                                     $         1,558   $     2,235,298
Associates Corp., 5.5s, 2004                                                                 2,130         2,187,800
Bank of America Corp., 7.4s, 2011                                                            2,792         3,430,285
Citigroup, Inc., 7.25s, 2010                                                                 3,761         4,556,888
Credit Suisse First Boston USA, Inc.,
  4.625s, 2008                                                                               6,364         6,808,589
Credit Suisse First Boston USA, Inc.,
  6.125s, 2011                                                                                 614           687,824
Natexis AMBS Co. LLC, 8.44s, 2049 ##                                                           135           163,067
Popular North America Inc., 4.25s, 2008                                                      1,839         1,908,808
Socgen Real Estate Co., 7.64s, 2049##                                                        3,128         3,624,548
                                                                                                     ---------------
                                                                                                     $    25,603,107
                                                                                                     ---------------
BROADCAST & CABLE TV -- 0.5%
Cox Communications, Inc., 7.75s, 2010                                              $         2,881   $     3,524,054
TCI Communications Financing III,
  9.65s, 2027                                                                                4,805         5,717,950
                                                                                                     ---------------
                                                                                                     $     9,242,004
                                                                                                     ---------------

                                                                                  PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)         VALUE
U.S. BONDS -- continued
BROKERAGE & ASSET MANAGERS -- 0.4%
Lehman Brothers Holdings, Inc.,
  7.75s, 2005                                                                      $         1,583   $     1,737,795
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                                                                1,405         1,677,791
Morgan Stanley Dean Witter & Co.,
  6.1s, 2006                                                                                 3,045         3,352,219
                                                                                                     ---------------
                                                                                                     $     6,767,805
                                                                                                     ---------------
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                                                     $         1,847   $     2,155,157
                                                                                                     ---------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75s, 2008                                                      $         1,416   $     1,553,315
                                                                                                     ---------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                                                        $         1,280   $     1,431,740
Cendant Corp., 6.25s, 2008                                                                     750           829,959
                                                                                                     ---------------
                                                                                                     $     2,261,699
                                                                                                     ---------------
CORPORATE ASSET-BACKED -- 3.3%
Banamex Credit Card Merchant Voucher,
  6.25s, 2003##                                                                    $           229   $       229,195
BCF LLC, 7.75s, 2026##                                                                         409           325,907
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                                                               2,710         2,983,121
Beneficial Home Equity Loan Trust,
  1.439s, 2037                                                                               2,121         2,104,467
Capital One Auto Finance Trust,
  4.795s, 2009                                                                               1,750         1,855,340
Certificates Funding Corp., 6.716s, 2004##                                                   5,831         6,086,539
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2008                                                                         2,893         3,329,935
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2009                                                                          860           975,248
Chase Mortgage Finance Trust, 6s, 2017                                                         959           972,410
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                                                4,743         5,219,866
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2019                                                                  2,451         2,363,734
Continental Airlines Pass-Through
  Trust, Inc., 7.256s, 2020                                                                  1,575         1,558,420
CPS Auto Receivables Trust, "A",
  2.89s, 2009                                                                                  358           361,161
Criimi Mae CMBS Corp., 6.701s, 2008##                                                        1,272         1,405,123
Criimi Mae Commercial Mortgage Trust,
  7s, 2011##                                                                                 1,630         1,845,909
CWMBS, Inc., Pass-Through Trust,
  8s, 2030                                                                                   5,259         5,399,316
First Union-Lehman Brothers-
  Bank of America, 6.56s, 2035                                                                 887         1,020,406
First Union-Lehman Brothers-Commercial
  Mortgage Trust, 7.38s, 2029                                                                  790           907,067
GS Mortgage Securities Corp. II,
  6.06s, 2030                                                                                2,681         2,856,425
Independant National Mortgage Corp.,
  7s, 2026                                                                                   1,319         1,317,727
Merrill Lynch Mortgage Investors, Inc.,
  6.39s, 2030                                                                                  869           978,432
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030                                                                1,179         1,347,542
Morgan Stanley Capital I, Inc.,
  0.674, 0s, 2030##                                                                         82,258         2,558,854
Morgan Stanley Dean Witter Capital,
  2.839s, 2013##                                                                             2,394         2,394,416
Mortgage Capital Funding, Inc.,
  6.337s, 2031                                                                               2,846         3,247,530
Residential Accredit Loans, Inc., 7s, 2028                                                   1,680         1,722,930
Residential Funding Mortgage
  Securities I, Inc., 6s, 2016                                                     $         1,088   $     1,112,848
                                                                                                     ---------------
Summit Acceptance Auto Investment LLC,
  7.51s, 2007##                                                                              1,258         1,260,115
                                                                                                     ---------------
                                                                                                     $    57,739,983
                                                                                                     ---------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15s, 2008                                                          $         1,817   $     2,054,531
                                                                                                     ---------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp., 6.875s, 2011                                                $         3,000   $     3,519,102
                                                                                                     ---------------
ENERGY -- INTEGRATED -- 0.1%
Phillips Petroleum Co., 8.5s, 2005                                                 $         2,211   $     2,490,574
                                                                                                     ---------------
ENTERTAINMENT -- 0.4%
AOL Time Warner, Inc., 6.15s, 2007                                                 $           751   $       844,823
Disney (Walt) Co., 6.75s, 2006                                                                 597           664,814
News America Holdings, Inc., 6.703s, 2004                                                    3,822         3,963,873
Time Warner, Inc., 10.15s, 2012                                                                335           458,324
Time Warner, Inc., 6.875s, 2018##                                                            1,180         1,327,114
                                                                                                     ---------------
                                                                                                     $     7,258,948
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 1.2%
Countrywide Home Loans, Inc., 6.85s, 2004                                          $         1,792   $     1,884,858
Ford Motor Credit Corp., 6.875s, 2005                                                          625           662,875
General Electric Capital Corp., 7.5s, 2005                                                   3,643         4,042,335
General Electric Capital Corp., 8.75s, 2007                                                    904         1,103,290
General Motors Acceptance Corp.,
  5.36s, 2004                                                                                5,000         5,141,150
General Motors Acceptance Corp.,
  6.875s, 2011                                                                               2,196         2,203,328
General Motors Acceptance Corp.,
  3.898s, 2013                                                                                 627           626,930
General Motors Acceptance Corp.,
  8s, 2031                                                                                   1,396         1,369,706
KfW International Finance, Inc., 4.25s, 2005                                                 1,600         1,677,350
SLM Corp., 5.375s, 2013                                                                      1,702         1,838,295
                                                                                                     ---------------
                                                                                                     $    20,550,117
                                                                                                     ---------------
FOOD & NON ALCOHOLIC
  BEVERAGE PRODUCTS -- 0.1%
Kellogg Co., 6s, 2006                                                              $         2,170   $     2,392,249
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8s, 2032                                                     $           915   $     1,000,593
Weyerhaeuser Co., 6.75s, 2012                                                                2,123         2,410,032
                                                                                                     ---------------
                                                                                                     $     3,410,625
                                                                                                     ---------------
GAMING & LODGING -- 0.2%
Harrah's Operating, Inc., 7.125s, 2007                                             $         1,476   $     1,669,554
MGM Mirage, Inc., 8.5s, 2010                                                                 1,563         1,836,525
                                                                                                     ---------------
                                                                                                     $     3,506,079
                                                                                                     ---------------
HOME CONSTRUCTION
Pulte Homes, Inc., 6.375s, 2033                                                    $           576   $       580,966
                                                                                                     ---------------
INSURANCE -- 0.6%
AIG SunAmerica, 7.6s, 2005##                                                       $         3,135   $     3,484,847
MetLife, Inc., 6.5s, 2032                                                                    1,575         1,797,333
Prudential Funding Corp., 6.6s, 2008##                                                       1,544         1,784,602
SunAmerica Institutional, 5.75s, 2009                                                        2,804         3,082,720
Travelers Property Casualty Corp.,
  6.375s, 2033                                                                                 736           804,408
                                                                                                     ---------------
                                                                                                     $    10,953,910
                                                                                                     ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.1%
Allstate Corp., 6.125s, 2032                                                       $         1,617   $     1,765,051
Safeco Corp., 4.875s, 2010                                                                     283           299,194
                                                                                                     ---------------
                                                                                                     $     2,064,245
                                                                                                     ---------------
MACHINERY & TOOLS -- 0.1%
Kennametal, Inc., 7.2s, 2012                                                       $         1,780   $     1,948,109
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)          VALUE
U.S. BONDS -- continued
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
HCA, Inc., 8.75s, 2010                                                             $           550   $       640,681
HCA, Inc., 6.95s, 2012                                                                       2,004         2,135,607
HCA, Inc., 6.25s, 2013                                                                         580           591,269
                                                                                                     ---------------
                                                                                                     $     3,367,557
                                                                                                     ---------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners,
  6.75s, 2011                                                                      $           740   $       860,498
Kinder Morgan Energy Partners,
  7.4s, 2031                                                                                 1,373         1,658,626
Kinder Morgan Energy Partners,
  7.75s, 2032                                                                                  980         1,235,704
                                                                                                     ---------------
                                                                                                     $     3,754,828
                                                                                                     ---------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc., 7.375s, 2010                                               $         3,703   $     4,443,330
                                                                                                     ---------------
PRINTING & PUBLISHING -- 0.2%
Belo Corp., 7.75s, 2027                                                            $         2,533   $     3,029,734
                                                                                                     ---------------
RAILROADS -- 0.1%
Union Pacific Corp., 6.34s, 2003##                                                 $         2,087   $     2,123,291
                                                                                                     ---------------
REAL ESTATE -- 0.6%
Boston Properties, 5s, 2015##                                                      $           369   $       361,723
EOP Operating Limited Partnership,
  6.8s, 2009                                                                                 1,238         1,424,801
Simon Property Group, Inc., 6.75s, 2004                                                      4,593         4,735,075
Vornado Realty Trust, 5.625s, 2007                                                           3,304         3,545,109
                                                                                                     ---------------
                                                                                                     $    10,066,708
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
ALLTEL Corp., 7.875s, 2032                                                         $         1,115   $     1,482,587
Citizens Communications Co., 8.5s, 2006                                                      1,645         1,907,889
Citizens Communications Co.,
  7.625s, 2008##                                                                             2,281         2,709,351
Sprint Capital Corp., 7.125s, 2006                                                           1,035         1,132,732
Sprint Capital Corp., 6.875s, 2028                                                           1,079         1,082,491
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                                                1,716         1,898,196
Verizon New York, Inc., 6.875s, 2012                                                         4,213         4,959,392
                                                                                                     ---------------
                                                                                                     $    15,172,638
                                                                                                     ---------------
U.S. GOVERNMENT AGENCIES-- 17.4%
Federal Home Loan Mortgage Corp.,
  2.375s, 2006                                                                     $         3,326   $     3,379,149
Federal Home Loan Mortgage Corp.,
  4.5s, 2013                                                                                14,023        14,730,979
Federal Home Loan Mortgage Corp.,
  5s, 2017                                                                                   6,880         7,113,683
Federal Home Loan Mortgage Corp.,
  5.5s, 2006                                                                                14,148        15,138,316
Federal Home Loan Mortgage Corp.,
  6s, 2011                                                                                     784           915,620
Federal Home Loan Mortgage Corp.,
  7s, 2005                                                                                   9,270        10,301,946
Federal National Mortgage Assn.,
  4.08s, 2031                                                                                2,950         2,954,573
Federal National Mortgage Assn.,
  4.5s, 2099                                                                                 4,700         4,779,312
Federal National Mortgage Assn.,
  5s, 2099                                                                                   7,300         7,455,780
Federal National Mortgage Assn.,
  5.25s, 2007                                                                               12,890        14,325,688
Federal National Mortgage Assn.,
  5.5s, 2016                                                                                63,067        65,343,453
Federal National Mortgage Assn.,
  5.722s, 2009                                                                               5,090         5,682,210
Federal National Mortgage Assn.,
  6s, 2016                                                                         $        60,797   $    63,296,888
Federal National Mortgage Assn.,
  6.5s, 2028                                                                                49,016        51,131,993
Federal National Mortgage Assn.,
  6.625s, 2009                                                                              19,184        23,089,458
Federal National Mortgage Assn.,
  7.5s, 2030                                                                                 5,755         6,115,837
Government National Mortgage Assn.,
  5s, 2099                                                                                   3,300         3,366,000
Government National Mortgage Assn.,
  6.5s, 2028                                                                                 4,246         4,463,985
Government National Mortgage Assn.,
  7.5s, 2024                                                                                    48            51,643
Student Loan Marketing Assn., 5s, 2004                                                       3,495         3,637,627
                                                                                                     ---------------
                                                                                                     $   307,274,140
                                                                                                     ---------------
U.S. TREASURY OBLIGATIONS -- 4.4%
U.S. Treasury Bonds, 5.375s, 2031                                                  $         3,754   $     4,227,210
U.S. Treasury Bonds, 6.25s, 2023                                                            18,048        22,127,712
U.S. Treasury Bonds, 8s, 2021                                                                  994         1,440,019
U.S. Treasury Bonds, 11.875s, 2003                                                          10,281        10,695,047
U.S. Treasury Notes, 1.25s, 2005                                                             3,404         3,402,005
U.S. Treasury Notes, 1.625s, 2005                                                            3,665         3,690,197
U.S. Treasury Notes, 3s, 2012                                                                9,920        10,931,675
U.S. Treasury Notes, 3.875s, 2013                                                            1,050         1,080,474
U.S. Treasury Notes, 4s, 2012                                                                3,923         4,082,219
U.S. Treasury Notes, 4.25s, 2010                                                             6,419         7,553,906
U.S. Treasury Notes, 4.375s, 2012                                                            1,778         1,906,420
U.S. Treasury Notes, 6.875s, 2006                                                            6,270         7,185,276
                                                                                                     ---------------
                                                                                                     $    78,322,160
                                                                                                     ---------------
UTILITIES -- ELECTRIC POWER -- 1.9%
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                                                   $           562   $       646,437
Cleveland Electric Illuminating Co.,
  9s, 2023                                                                                   1,426         1,497,293
DTE Energy Co., 7.05s, 2011                                                                  1,827         2,136,781
Entergy Mississippi, Inc., 6.2s, 2004                                                        1,620         1,675,354
Firstenergy Corp., 6.45s, 2011                                                                 619           679,266
GGIB Funding Corp., 7.43s, 2011                                                                819           854,518
Gulf States Utilities Co., 8.25s, 2004                                                         816           854,881
Midamerican Energy Holdings Co.,
  3.5s, 2008                                                                                 1,030         1,035,540
Midamerican Energy Holdings Co.,
  5.875s, 2012                                                                                 535           586,745
Midamerican Funding LLC, 6.927s, 2029                                                        2,762         3,146,349
Niagara Mohawk Power Corp., 7.75s, 2006                                                        942         1,078,514
Niagara Mohawk Power Corp., 8.77s, 2018                                                      2,784         2,897,729
Northeast Utilities, 8.58s, 2006                                                             1,299         1,501,738
Oncor Electric Delivery Co., 7s, 2032                                                        2,720         3,123,591
Progress Energy, Inc., 6.85s, 2012                                                           1,715         1,973,687
Progress Energy, Inc., 7.1s, 2011                                                              608           707,291
PSEG Power LLC, 6.95s, 2012                                                                  1,068         1,226,157
PSEG Power LLC, 8.625s, 2031                                                                 2,310         2,977,927
Toledo Edison Co., 7.875s, 2004                                                              1,725         1,833,870
TXU Corp., 7s, 2013##                                                                          619           685,542
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                                                2,291         2,516,594
                                                                                                     ---------------
                                                                                                     $    33,635,804
                                                                                                     ---------------
WIRELESS COMMUNICATIONS -- 0.1%
AT&T Wireless Services, Inc., 7.35s, 2006                                          $           903   $     1,013,293
AT&T Wireless Services, Inc., 8.75s, 2031                                                    1,101         1,360,908
                                                                                                     ---------------
                                                                                                     $     2,374,201
                                                                                                     ---------------
    Total U.S. Bonds                                                                                 $   641,376,846
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)         VALUE
FOREIGN BONDS -- 1.1%
CANADA -- 0.1%
Hydro Quebec, 6.3s, 2011(Energy)                                                   $         2,256   $     2,654,249
                                                                                                     ---------------
FRANCE -- 0.2%
France Telecom S.A.,, 10s, 2031
  (Telecommunications--Wireline)                                                   $         2,000   $     2,767,470
                                                                                                     ---------------
ISRAEL -- 0.1%
State of Israel, 4.625s, 2013                                                      $           981   $       955,411
                                                                                                     ---------------
ITALY -- 0.3%
Republic of Italy, 4.625s, 2005                                                    $         3,119   $     3,292,242
Unicredito Italiano Capital Trust, 9.2s,
   2049 (Banks & Credit Cos.)##                                                              1,509         1,940,464
                                                                                                     ---------------
                                                                                                     $     5,232,706
                                                                                                     ---------------
MEXICO -- 0.3%
Pemex Project Funding Master Trust,
  9.125s, 2010(Energy--Independent)                                                $         2,351   $     2,844,710
United Mexican States, 11.375s, 2016                                                           621           903,555
United Mexican States, 8.125s, 2019                                                            726           827,640
                                                                                                     ---------------
                                                                                                     $     4,575,905
                                                                                                     ---------------
NETHERLANDS
Deutsche Telekom N.V., 8.75s, 2030
  (Telecommunications--Wireline)                                                   $           612   $       779,743
                                                                                                     ---------------
NORWAY
Union Bank of Norway, 7.35s, 2049
  (Banks & Credit Cos.)##                                                          $           727   $       727,632
                                                                                                     ---------------
SINGAPORE -- 0.1%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.)##                                                          $         1,476   $     1,752,124
                                                                                                     ---------------
    Total Foreign Bonds                                                                              $    19,445,240
                                                                                                     ---------------
    Total Bonds
      (Identified Cost, $625,141,131)                                                                $   660,822,086
                                                                                                     ---------------

CONVERTIBLE PREFERRED STOCKS -- 0.5%

                                                                                           SHARES
U.S. STOCKS -- 0.5%
INSURANCE -- 0.3%
Chubb Corp., 7s                                                                             88,400   $     2,302,820
Hartford Financial Services Group Inc., 6s                                                  77,000         4,053,280
                                                                                                     ---------------
                                                                                                     $     6,356,100
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Motorola, Inc.,7s                                                                          102,800   $     3,351,280
                                                                                                     ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $10,753,961)                                                                 $     9,707,380
                                                                                                     ---------------

CONVERTIBLE BOND -- 0.2%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
U.S. BONDS -- 0.2%
ELECTRONICS -- 0.2%
Analog Devices, Inc., 4.75s, 2005
  (Identified Cost $3,005,226)                                                     $         3,130   $     3,184,775
                                                                                                     ---------------
SHORT-TERM OBLIGATIONS -- 6.8%
Citigroup, Inc., due 7/07/03^                                                      $         1,000   $       999,816
Delaware Funding Corp., due 7/01/03                                                          5,071         5,071,000
Edison Asset Securitization LLC,
  due 7/01/03^                                                                              24,921        24,921,000
Federal Home Loan Bank, due 7/01/03                                                         20,875        20,875,000
General Electric Capital Corp., due 7/01/03                                                 26,402        26,402,000
General Motors Acceptance Corp.,
  due 7/07/03                                                                                  500           499,881
Merrill Lynch & Co., Inc., due 7/01/03                                                      18,661        18,661,000
New Center Asset Trust, due 7/01/03                                                         22,782        22,782,000
                                                                                                     ---------------
    Total Short-Term Obligations, at Amortized Cost                                                  $   120,211,697
                                                                                                     ---------------

ISSUER                                                                                    SHARES           VALUE
COLLATERAL FOR SECURITIES LOANED -- 5.2%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                                                     91,446,834   $    91,446,834
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $1,864,135,909)                                                              $ 1,915,523,478
                                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (8.4)%                                                                            (148,443,808)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $ 1,767,079,670
                                                                                                     ---------------

            See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
UTILITIES SERIES
STOCKS -- 83.7%

ISSUER                                                                                     SHARES         VALUE
U.S. STOCKS -- 61.9%
BROADCAST & CABLE TV -- 2.4%
Comcast Corp., "A"*                                                                         17,496   $       528,029
Comcast Corp., Special "A"*                                                                 86,100         2,482,263
Cox Communications, Inc.*                                                                   74,300         2,370,170
EchoStar Communications Corp. "A"*                                                          45,500         1,575,210
                                                                                                     ---------------
                                                                                                     $     6,955,672
                                                                                                     ---------------
ENERGY -- INDEPENDENT -- 0.9%
Devon Energy Corp.                                                                           4,800   $       256,320
Forest Oil Corp.*                                                                           52,200         1,311,264
Premcor, Inc.*                                                                              49,300         1,062,415
                                                                                                     ---------------
                                                                                                     $     2,629,999
                                                                                                     ---------------
ENERGY -- INTEGRATED -- 1.1%
ConocoPhillips, Inc.                                                                        58,000   $     3,178,400
                                                                                                     ---------------
ENTERTAINMENT -- 2.6%
AOL Time Warner, Inc.*                                                                     284,900   $     4,584,041
Viacom, Inc., "B"*                                                                          65,400         2,855,364
                                                                                                     ---------------
                                                                                                     $     7,439,405
                                                                                                     ---------------
NATURAL GAS -- DISTRIBUTION -- 1.2%
Southern Union Co.*                                                                        197,200   $     3,340,568
                                                                                                     ---------------
NATURAL GAS -- PIPELINE -- 5.5%
El Paso Corp.                                                                               64,700   $       522,776
Enbridge Energy Management LLC*                                                              1,559            71,122
Kinder Morgan Management LLC                                                               125,766         4,711,194
Kinder Morgan, Inc.                                                                        150,370         8,217,720
Questar Corp.                                                                               41,000         1,372,270
Williams Cos., Inc.                                                                        104,500           825,550
                                                                                                     ---------------
                                                                                                     $    15,720,632
                                                                                                     ---------------
OIL SERVICES -- 3.0%
GlobalSantaFe Corp.                                                                         69,000   $     1,610,460
Grant Pride Co., Inc.*                                                                      39,600           465,300
Halliburton Co.                                                                             57,600         1,324,800
Noble Corp.*                                                                                71,700         2,459,310
Transocean Sedco Forex, Inc.*                                                              117,100         2,572,687
                                                                                                     ---------------
                                                                                                     $     8,432,557
                                                                                                     ---------------
PRINTING & PUBLISHING -- 1.0%
New York Times Co. "A"                                                                      53,300   $     2,425,150
Tribune Co.                                                                                  7,900           381,570
                                                                                                     ---------------
                                                                                                     $     2,806,720
                                                                                                     ---------------
TELECOMMUNICATIONS -- 10.5%
BellSouth Corp.                                                                            129,200   $     3,440,596
CenturyTel, Inc.                                                                            76,400         2,662,540
Cincinnati Bell Inc.*                                                                      197,700         1,324,590
Citizens Communications Co.*                                                               252,800         3,258,592
SBC Communications, Inc.                                                                   299,400         7,649,670
Verizon Communications, Inc.                                                               291,250        11,489,813
Winstar Communications, Inc.*                                                              153,150               306
                                                                                                     ---------------
                                                                                                     $    29,826,107
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 3.3%
AT&T Wireless Services, Inc.*                                                              489,360   $     4,017,646
NII Holdings, Inc.*                                                                         31,900         1,220,813
Sprint Corp. (PCS Group)*                                                                  737,700         4,241,775
                                                                                                     ---------------
                                                                                                     $     9,480,234
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 22.7%
AES Corp.*                                                                                 545,700   $     3,465,195
Constellation Energy Group, Inc.                                                           182,900         6,273,470
Dominion Resources, Inc.                                                                    73,200         4,704,564
Edison International*                                                                       32,700           537,261
Energy East Corp.                                                                          106,700         2,215,092
Entergy Corp.                                                                               83,100         4,386,018
Exelon Corp.                                                                               213,400        12,763,454
FirstEnergy Corp.                                                                           49,300         1,895,585
Pepco Holdings, Inc.                                                                        89,200         1,709,072
PG&E Corp.*                                                                                369,300         7,810,695
Pinnacle West Capital Corp.                                                                 39,200   $     1,468,040
PPL Corp.                                                                                  114,400         4,919,200
Reliant Resources, Inc.*                                                                   873,600         5,355,168
TXU Corp.                                                                                  289,600         6,501,520
Weststar Energy, Inc.                                                                       34,500           559,935
                                                                                                     ---------------
                                                                                                     $    64,564,269
                                                                                                     ---------------
UTILITIES -- GAS -- 7.7%
AGL Resources, Inc.                                                                        165,400   $     4,207,776
Energen Corp.                                                                               38,600         1,285,380
Equitable Resources, Inc.                                                                  320,500        13,057,170
Keyspan Corp.                                                                                6,900           244,605
MDU Resources Group, Inc.                                                                   96,400         3,228,436
                                                                                                     ---------------
                                                                                                     $    22,023,367
                                                                                                     ---------------
    Total U.S. Stocks                                                                                $   176,397,930
                                                                                                     ---------------
FOREIGN STOCKS -- 21.8%
BRAZIL
Brasil Telecom Participacoes, ADR,
  (Telephone Services)                                                                       3,300   $       123,585
                                                                                                     ---------------
CANADA -- 0.7%
Talisman Energy, Inc. (Oils)                                                                42,700   $     1,936,972
                                                                                                     ---------------
CHILE -- 0.5%
Empresa Nacional de Electricidad, ADR
  (Utilities -- Electric)*                                                                 160,600   $     1,447,006
                                                                                                     ---------------
CHINA-- 0.3%
China Telecom Corp.
  (Wireless Communications)*                                                             3,712,000   $       852,059
                                                                                                     ---------------
DENMARK -- 0.3%
TDC A/S (Telecommunications -- Wireless)                                                    25,700   $       769,759
                                                                                                     ---------------
FINLAND
Fortum Oyj (Energy-- Independent)                                                           16,500   $       132,474
                                                                                                     ---------------
FRANCE -- 2.8% France Telecom S.A
  (Telecommunications -- Wireline)*                                                        214,000   $     5,257,840
Orange S.A
  (Telecommunications -- Wireless)                                                          30,300           269,411
Suez S.A. (Water)                                                                            7,200           114,786
Veolia Environnement (Utilities)                                                           102,033         2,100,806
Vivendi Universal
  (Engineering -- Construction)                                                              6,900           125,797
                                                                                                     ---------------
                                                                                                     $     7,868,640
                                                                                                     ---------------
GERMANY -- 1.2%
VEBA AG (Oil & Gas)                                                                         64,500   $     3,321,538
                                                                                                     ---------------
GREECE -- 0.5%
Cosmote S.A. (Telecommunications)                                                          140,200   $     1,499,765
                                                                                                     ---------------
HUNGARY -- 0.3%
Magyar Tavkozlesi Rt., ADR
  (Telephone Services)                                                                      44,300   $       761,960
                                                                                                     ---------------
ITALY -- 0.6%
Snam Rete Gas S.p.A. (Gas)*                                                                405,030   $     1,593,330
                                                                                                     ---------------
JAPAN -- 0.1%
Japan Telecom Holdings
  (Telecommunications)                                                                          47   $       143,131
Tokyo Gas Co., Ltd. (Gas)                                                                   39,000           112,261
                                                                                                     ---------------
                                                                                                     $       255,392
                                                                                                     ---------------
MEXICO-- 3.4%
America Movil S.A. de C.V., ADR
  (Wireless Communications)                                                                283,300   $     5,311,875
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                                                     141,700         4,452,214
                                                                                                     ---------------
                                                                                                     $     9,764,089
                                                                                                     ---------------

ISSUER                                                                                     SHARES         VALUE
FOREIGN STOCKS -- continued
NETHERLANDS -- 0.1%
Completel Europe N.V. "Preferred"
  (Telecommunications -- Wireline)*                                                             43   $        86,556
Completel Europe N.V
  (Telecommunications -- Wireline)*                                                          4,393            65,639
                                                                                                     ---------------
                                                                                                     $       152,195
                                                                                                     ---------------
SINGAPORE -- 1.5% MobileOne Asia Ltd.
  (Telecommunications -- Wireless)                                                       2,843,000   $     2,163,635
Singapore Telecommunications Ltd.
  (Telecommunications)                                                                   2,550,000         2,186,852
                                                                                                     ---------------
                                                                                                     $     4,350,487
                                                                                                     ---------------
SOUTH KOREA -- 2.0%
KT Corp. (Telecommunications)                                                              145,210   $     2,862,089
SK Telecom Co., Ltd.
  (Telecommunications -- Wireline)                                                           8,730         1,490,934
SK Telecom Ltd., ADR
  (Telecommunications -- Wireless)                                                          71,700         1,352,262
                                                                                                     ---------------
                                                                                                     $     5,705,285
                                                                                                     ---------------
SPAIN -- 3.9%
Enagas S.A. (Gas)                                                                          463,874   $     3,975,105
Endesa S.A., ADR (Utilities -- Electric)                                                   222,900         3,738,178
Iberdrola S.A. (Utilities -- Electric)                                                      23,000           398,953
Red Electrica De Espana (Electric)                                                         183,200         2,402,275
Telefonica S.A. (Telecommunications)                                                        55,200           641,922
                                                                                                     ---------------
                                                                                                     $    11,156,433
                                                                                                     ---------------
UNITED KINGDOM -- 3.6%
National Grid Group PLC
  (Telecommunications)                                                                     792,000   $     5,380,390
Vodafone Group PLC
  (Telecommunications)*                                                                  2,466,560         4,831,220
                                                                                                     ---------------
                                                                                                     $    10,211,610
                                                                                                     ---------------
    Total Foreign Stocks                                                                             $    61,902,579
                                                                                                     ---------------
    Total Stocks
      (Identified Cost, $221,791,932)                                                                $   238,300,509
                                                                                                     ---------------

BONDS -- 8.3%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
U.S. BONDS -- 7.6%
AEROSPACE -- 0.1%
Northrop Grumman Corp., 7.75s, 2031                                                $           222   $       284,773
                                                                                                     ---------------
AUTOMOTIVE
Daimler Chrysler AG, 7.45s, 2097                                                   $            85   $        86,031
                                                                                                     ---------------
BANKS & CREDIT COS. -- 0.1%
Credit Suisse First Boston USA, 6.5s, 2012                                         $           137   $       157,215
                                                                                                     ---------------
BROADCAST & CABLE TV -- 0.1%
Continental Cablevision, 9.5s, 2013                                                $           103   $       118,561
CSC Holdings, Inc., 8.125s, 2009                                                                95            98,087
Tele Communications, Inc., 9.8s, 2012                                                          164           217,247
                                                                                                     ---------------
                                                                                                     $       433,895
                                                                                                     ---------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008                                              $           170   $       187,850
                                                                                                     ---------------
CORPORATE ASSET--BACKED-- 0.9%
Falcon Auto Dealership LLC,
  3.404s, 2023 ##                                                                  $         1,151   $       169,075
PSE&G Transition Funding LLC, 5.74s, 2007                                                      568           591,558
PSE&G Transition Funding LLC, 5.98s, 2008                                                      340           374,404
TIAA Retail Commercial Mortgage Trust,
  7.17s, 2032 ##                                                                               569           629,691
Vanderbilt Mortgage & Finance, Inc.,
  5.17s, 2014                                                                                  752           765,763
                                                                                                     ---------------
                                                                                                     $     2,530,491
                                                                                                     ---------------
ENERGY -- INDEPENDENT -- 0.1%
Devon Financing Corp., ULC, 6.875s, 2011                                           $           256   $       300,297
                                                                                                     ---------------
ENTERTAINMENT -- 0.2%
Time Warner Entertainment Co. LP,
  8.875s, 2012                                                                     $           493   $       643,237
                                                                                                     ---------------
FINANCIAL INSTITUTIONS -- 0.1%
Countrywide Home Loans, Inc.,
  6.85s, 2004                                                                      $           182   $       191,431
                                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.1%
MeadWestvaco Corp., 6.8s, 2032                                                     $           182   $       199,025
                                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.1%
HCA Healthcare Co., 7.125s, 2006                                                   $           243   $       264,174
                                                                                                     ---------------
NATURAL GAS -- PIPELINE -- 0.7%
Kern River Funding Corp., 4.893s, 2018##                                           $           251   $       259,499
Kinder Morgan Energy Partners, 7.3s, 2033                                                      175           210,150
Williams Holdings, 6.25s, 2006                                                               1,494         1,464,120
                                                                                                     ---------------
                                                                                                     $     1,933,769
                                                                                                     ---------------
POLLUTION CONTROL -- 0.1%
WMX Technologies, Inc., 6.375s, 2003                                               $           255   $       259,569
                                                                                                     ---------------
RESTAURANTS & LODGING -- 0.1%
Tricon Global Restaurants, Inc.,
  8.875s, 2011                                                                     $           233   $       276,105
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS
Verizon Wireless Capital LLC, 5.375s, 2006                                         $           133   $       146,080
                                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Citizens Communications Co., 8.5s, 2006                                            $            55   $        63,790
Sprint Capital Corp., 6.875s, 2028                                                             103           103,333
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                                                   72            79,645
Telecomunicaciones de Puerto Rico, Inc.,
  6.8s, 2009                                                                                   175           199,523
Verizon New York Inc., 6.875s, 2012                                                            155           182,460
                                                                                                     ---------------
                                                                                                     $       628,751
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 4.6%
AES Corp., 8.75s, 2013##                                                           $         1,480   $     1,539,200
AES Corp., 9s, 2015##                                                                        1,225         1,280,125
Beaver Valley Funding Corp. II, 9s, 2017                                                       666           798,360
DTE Energy Co., 6.45s, 2006                                                                  1,609         1,790,167
Midamerican Energy Holdings,
  5.875s, 2012                                                                                 598           655,838
Midamerican Funding LLC, 6.927s, 2029                                                          310           353,138
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                                                  338           351,808
NiSource Finance Corp., 7.875s, 2010                                                         1,188         1,402,672
NSTAR Co., 8s, 2010                                                                            557           683,535
Progress Energy, Inc., 7.1s, 2011                                                              652           758,477
PSE&G Energy Holdings LLC,
  7.75s, 2007##                                                                                998         1,055,385
Reliant Resources, Inc., 9.25s, 2010                                                         1,115         1,120,575
Reliant Resources, Inc., 9.5s, 2013##                                                          900           910,125
TXU Corp., 6.375s, 2006                                                                        420           446,775
TXU Eastern Funding Co., 6.75s, 2009**                                                         191            20,055
                                                                                                     ---------------
                                                                                                     $    13,166,235
                                                                                                     ---------------
    Total U.S. Bonds                                                                                 $    21,688,928
                                                                                                     ---------------
FOREIGN BONDS -- 0.7%
CANADA -- 0.3%
Telus Corp. (Telecommunications --
  Wireline), 8s, 2011                                                              $           464   $       535,920
Rogers Cable Inc.
  (Broadcast & Cable TV),
  6.25s, 2013##                                                                                326           325,185
                                                                                                     ---------------
                                                                                                     $       861,105
                                                                                                     ---------------

                                                                                   PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
FRANCE -- 0.1%
France Telecom S.A., 10s, 2031
  (Telecommunications -- Wireline)                                                 $           250   $       345,934
                                                                                                     ---------------
GERMANY
Deutsche Telekom, 8.75s, 2030
  (Telecommunications -- Wireline)                                                 $            70   $        89,186
                                                                                                     ---------------
MALAYSIA -- 0.1%
Petronas Capital Ltd. (Oil Services),
  7.875s, 2022##                                                                   $           105   $       124,555
                                                                                                     ---------------
MEXICO -- 0.1%
United Mexican States, 11.5s, 2026                                                 $           214   $       320,358
                                                                                                     ---------------
UNITED KINGDOM -- 0.1%
British Sky Broadcasting Group, 7.3s, 2006
  (Advertising & Broadcasting)                                                     $           169   $       189,280
                                                                                                     ---------------
    Total Foreign Bonds                                                                              $     1,930,418
                                                                                                     ---------------
    Total Bonds
      (Identified Cost, $22,129,559)                                                                 $    23,619,346
                                                                                                     ---------------

CONVERTIBLE PREFERRED STOCKS -- 4.4%

                                                                                            SHARES
U.S. STOCKS -- 4.4%
INSURANCE -- 0.4%
Unumprovident Corp. 8.25s                                                                   37,500   $     1,119,375
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 2.8%
AES Trust III, 6.75s                                                                        56,000   $     1,903,440
AES Trust VII, 6.00s                                                                        24,300           896,062
TXU Corp., 8.75s                                                                           161,900         5,358,890
                                                                                                     ---------------
                                                                                                     $     8,158,392
                                                                                                     ---------------
UTILITIES -- GAS -- 1.2%
Keyspan Corp., 8.75s                                                                        29,250   $     1,548,788
Sempra Energy, 8.5s                                                                         66,800         1,832,992
                                                                                                     ---------------
                                                                                                     $     3,381,780
                                                                                                     ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $12,071,684)                                                                 $    12,659,547
                                                                                                     ---------------

CONVERTIBLE BONDS -- 1.9%

                                                                                   PRINCIPAL AMOUNT
                                                                                    (000 OMITTED)
U.S. BONDS -- 1.9%
BROADCAST & CABLE TV -- 1.1%
Charter Commerce, Inc., 5.75s, 2005                                                $           400   $       278,000
EchoStar Communications Corp.,
  4.875s, 2007                                                                               3,090         3,066,825
                                                                                                     ---------------
                                                                                                     $     3,344,825
                                                                                                     ---------------
NATURAL GAS -- DISTRIBUTION -- 0.5%
El Paso Corp., 0s, 2021                                                            $         3,110   $     1,360,625
                                                                                                     ---------------
UTILITIES -- ELECTRIC -- 0.3%
Reliant Resources Inc., 5s, 2010##                                                 $           862   $       844,760
                                                                                                     ---------------
    Total Convertible Bonds
      (Identified Cost, $5,835,929)                                                                  $     5,550,210
                                                                                                     ---------------
SHORT-TERM OBLIGATIONS -- 1.9%
Citigroup, Inc., due 7/01/03                                                       $         1,906   $     1,906,000
Edison Asset Securitization LLC,
  due 7/01/03                                                                                1,662         1,662,000
Federal National Mortgage Assn.,
  due 7/01/03                                                                                1,731         1,731,000
                                                                                                     ---------------
    Total Short-Term Obligations, at Amortized Cost                                                  $     5,299,000
                                                                                                     ---------------

                                                                                      PRINCIPAL
ISSUER                                                                              AMOUNT/SHARES         VALUE

COLLATERAL FOR SECURITIES LOANED -- 11.4%
Credit Suisse First Boston Corp.
  Repurchase Agreement, 1.3%                                                       $     9,498,700   $     9,498,700
Navigator Securities Lending Prime Portfolio                                            23,085,603        23,085,603
                                                                                                     ---------------
    Total Collateral for Securities Loaned
      at Amortized Cost                                                                              $    32,584,303
                                                                                                     ---------------
    Total Investments
      (Identified Cost, $299,712,407)                                                                $   318,012,915
OTHER ASSETS,
  LESS LIABILITIES -- (11.6)%                                                                            (33,186,304)
                                                                                                     ---------------
    Net Assets -- 100.0%                                                                             $   284,826,611
                                                                                                     ---------------

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
* Non-income producing security.
** Non-income producing security -- in default.
## SEC Rule 144A restriction.
^ 4(2) paper.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2003

                                                             CAPITAL            EMERGING          GLOBAL
                                                           APPRECIATION          GROWTH           GROWTH
                                                             SERIES              SERIES           SERIES
                                                         -----------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost             $     705,462,643   $   455,218,625   $   169,513,937
    Unrealized appreciation                                      4,592,712        14,822,940         6,054,877
                                                         -----------------   ---------------   ---------------
          Total investments, at value (including $--,
            $30,348,661, $5,430,357, $--, and $--,
            respectively, of securities on loan)         $     710,055,355   $   470,041,565   $   175,568,814
  Cash                                                                 847               681                --
  Foreign currency, at value
    (identfied cost, $--, $--, $394,576, $--, and $--,
       respectively)                                                    --                --           390,988
  Receivable for investments sold                                9,089,686         6,261,420         2,163,516
  Receivable for series shares sold                                255,520           115,141            60,527
  Interest and dividends receivable                                304,407           118,027           295,319
  Receivable from investment adviser                                    --                --                --
  Other assets                                                          --             6,606             3,159
                                                         -----------------   ---------------   ---------------
          Total assets                                   $     719,705,815   $   476,543,440   $   178,482,323
                                                         =================   ===============   ===============
Liabilities:
  Payable to custodian                                   $              --   $            --   $         5,172
  Payable for investments purchased                              4,146,418         2,557,484         2,929,868
  Payable for series shares reacquired                             845,419           459,863           248,798
  Collateral for securities loaned, at value                            --        31,115,023         5,644,765
  Written options outstanding, at value
    (premiums received, $--, $337,864, $--, $--, and
      $--, respectively)                                                --           356,500                --
  Payable to affiliates--
    Management fee                                                  45,111            26,708            12,650
    Distribution fee (Service Class)                                   548               285                98
    Administrative fee                                               1,030               637               246
  Accrued expenses and other liabilities                           104,392            55,130            59,882
                                                         -----------------   ---------------   ---------------
          Total liabilities                              $       5,142,918   $    34,571,630   $     8,901,479
                                                         -----------------   ---------------   ---------------
Net assets                                               $     714,562,897   $   441,971,810   $   169,580,844
                                                         =================   ===============   ===============
Net assets consist of:
  Paid-in capital                                        $   1,512,015,869   $   966,127,319   $   300,466,932
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                   4,594,288        14,805,200         6,053,383
  Accumulated net realized loss on investments and
    foreign currency transactions                             (802,331,045)     (538,678,286)     (138,076,691)
  Accumulated undistributed net investment income
   (loss)                                                          283,785          (282,423)        1,137,220
                                                         -----------------   ---------------   ---------------
          Total                                          $     714,562,897   $   441,971,810   $   169,580,844
                                                         =================   ===============   ===============

Net assets:
  Initial Class                                          $     687,854,326   $   428,459,760   $   165,260,153
  Service Class                                                 26,708,571        13,512,050         4,320,691
                                                         -----------------   ---------------   ---------------
          Total                                          $     714,562,897   $   441,971,810   $   169,580,844
                                                         =================   ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                                 44,048,990        34,719,374        18,685,420
  Service Class                                                  1,718,268         1,100,655           490,544
                                                         -----------------   ---------------   ---------------
          Total                                                 45,767,258        35,820,029        19,175,964
                                                         =================   ===============   ===============
  Net asset value, offering price and redemption price
    per share:
    (net assets DIVIDED BY shares of beneficial interest
      outstanding)
      Initial Class                                      $           15.62   $         12.34   $          8.84
                                                         =================   ===============   ===============
      Service Class                                      $           15.54   $         12.28   $          8.81
                                                         =================   ===============   ===============

                                                              GLOBAL            MANAGED
                                                        TELECOMMUNICATIONS      SECTORS
                                                              SERIES             SERIES
                                                         -----------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost             $       1,913,001   $   143,193,602
    Unrealized appreciation                                        133,041        18,641,118
                                                         -----------------   ---------------
          Total investments, at value (including $--,
            $30,348,661, $5,430,357, $--, and $--,
            respectively, of securities on loan)         $       2,046,042   $   161,834,720
  Cash                                                                 826               335
  Foreign currency, at value
    (identfied cost, $--, $--, $394,576, $--, and $--,
       respectively)                                                    --                --
  Receivable for investments sold                                       --         1,485,506
  Receivable for series shares sold                                     --            75,416
  Interest and dividends receivable                                  2,328            52,874
  Receivable from investment adviser                                24,435                --
  Other assets                                                          --             4,174
                                                         -----------------   ---------------
          Total assets                                   $       2,073,631   $   163,453,025
                                                         =================   ===============

Liabilities:
  Payable to custodian                                   $              --   $            --
  Payable for investments purchased                                 32,750         1,062,488
  Payable for series shares reacquired                                 275           192,453
  Collateral for securities loaned, at value                            --                --
  Written options outstanding, at value
    (premiums received, $--, $337,864, $--, $--, and
      $--, respectively)                                                --                --
  Payable to affiliates --
    Management fee                                                     166            10,283
    Distribution fee (Service Class)                                    10                54
    Administrative fee                                                   3               234
  Accrued expenses and other liabilities                            17,893            37,913
                                                         -----------------   ---------------
          Total liabilities                              $          51,097   $     1,303,425
                                                         -----------------   ---------------
Net assets                                               $       2,022,534   $   162,149,600
                                                         =================   ===============
Net assets consist of:
  Paid-in capital                                        $       5,214,891   $   365,396,115
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                     133,020        18,641,118
  Accumulated net realized loss on investments and
    foreign currency transactions                               (3,324,358)     (221,887,181)
  Accumulated undistributed net investment income
   (loss)                                                           (1,019)             (452)
                                                         -----------------   ---------------
          Total                                          $       2,022,534   $   162,149,600
                                                         =================   ===============
Net assets:
  Initial Class                                          $       1,551,858   $   159,528,171
  Service Class                                                    470,676         2,621,429
                                                         -----------------   ---------------
          Total                                          $       2,022,534   $   162,149,600
                                                         =================   ===============
Shares of beneficial interest outstanding:
  Initial Class                                                    579,381        10,635,080
  Service Class                                                    176,344           175,583
                                                         -----------------   ---------------
          Total                                                    755,725        10,810,663
                                                         =================   ===============
  Net asset value, offering price and redemption price
    per share:
     (net assets DIVIDED BY shares of beneficial interest
       outstanding)
       Initial Class                                     $            2.68   $         15.00
                                                         =================   ===============
       Service Class                                     $            2.67   $         14.93
                                                         =================   ===============

                       See notes to financial statements.

                                                                          MASSACHUSETTS
                                                                         INVESTORS TRUST        MID CAP          RESEARCH
                                                                             SERIES          GROWTH SERIES        SERIES
                                                                        ----------------   ----------------   ----------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                            $  1,143,836,836   $     61,589,095   $    455,305,508
    Unrealized appreciation                                                   19,731,628          6,389,960          8,925,579
                                                                        ----------------   ----------------   ----------------
          Total investments, at value (including
            $14,445,130, $--, $5,952,943, $89,204,236,
            and $31,440,385, respectively, of
            securities on loan)                                         $  1,163,568,464   $     67,979,055   $    464,231,087
  Cash                                                                               637                376                859
  Receivable for investments sold                                             16,080,408            945,694          2,045,669
  Receivable for series shares sold                                              556,286            155,687            110,753
  Interest and dividends receivable                                            1,279,693             13,810            643,505
  Other assets                                                                    17,231                 --                 --
                                                                        ----------------   ----------------   ----------------
          Total assets                                                  $  1,181,502,719   $     69,094,622   $    467,031,873
                                                                        ================   ================   ================
Liabilities:
  Payable for investments purchased                                     $     13,228,822   $        752,110   $      1,734,865
  Payable for series shares reacquired                                           916,202             44,879            526,085
  Collateral for secuities loaned, at value                                   15,060,875                 --          6,150,936
  Payable to affiliates --
    Management fee                                                                52,202              4,196             27,354
    Distribution fee (Service Class)                                               1,285                407                186
    Administrative fee                                                             1,661                 98                662
  Accrued expenses and other liabilities                                          79,995             21,261             59,961
                                                                        ----------------   ----------------   ----------------
          Total liabilities                                             $     29,341,042   $        822,951   $      8,500,049
                                                                        ----------------   ----------------   ----------------
Net assets                                                              $  1,152,161,677   $     68,271,671   $    458,531,824
                                                                        ================   ================   ================
Net assets consist of:
  Paid-in capital                                                       $  1,618,436,276   $    121,985,502   $    800,614,386
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                19,746,930          6,390,011          8,935,222
  Accumulated net realized loss on investments and
    foreign currency transactions                                           (491,702,323)       (59,962,180)      (353,277,285)
  Accumulated undistributed net investment income
   (loss)                                                                      5,680,794           (141,662)         2,259,501
                                                                        ----------------   ----------------   ----------------
          Total                                                         $  1,152,161,677   $     68,271,671   $    458,531,824
                                                                        ================   ================   ================
Net assets:
  Initial Class                                                         $  1,089,489,430   $     48,336,285   $    449,440,713
  Service Class                                                               62,672,247         19,935,386          9,091,111
                                                                        ----------------   ----------------   ----------------
          Total                                                         $  1,152,161,677   $     68,271,671   $    458,531,824
                                                                        ================   ================   ================
Shares of beneficial interest outstanding:
  Initial Class                                                               47,993,225         11,071,063         36,590,677
  Service Class                                                                2,769,576          4,580,568            742,822
                                                                        ----------------   ----------------   ----------------
          Total                                                               50,762,801         15,651,631         37,333,499
                                                                        ================   ================   ================
  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest outstanding)
      Initial Class                                                     $          22.70   $           4.37   $          12.28
                                                                        ================   ================   ================
      Service Class                                                     $          22.63   $           4.35   $          12.24
                                                                        ================   ================   ================

                                                                             TOTAL
                                                                             RETURN           UTILITIES
                                                                             SERIES            SERIES
                                                                        ----------------   ----------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                            $  1,864,135,909   $    299,712,407
    Unrealized appreciation                                                   51,387,569         18,300,508
                                                                        ----------------   ----------------

          Total investments, at value (including
            $14,445,130, $--, $5,952,943, $89,204,236,
            and $31,440,385, respectively, of
            securities on loan)                                         $  1,915,523,478   $    318,012,915
  Cash                                                                             3,739            144,634
  Receivable for investments sold                                              3,840,764          6,010,178
  Receivable for series shares sold                                            2,137,729             49,379
  Interest and dividends receivable                                            9,044,805            813,531
  Other assets                                                                    22,768              1,987
                                                                        ----------------   ----------------
          Total assets                                                  $  1,930,573,283   $    325,032,624
                                                                        ================   ================
Liabilities:
  Payable for investments purchased                                     $     70,333,339   $      7,250,567
  Payable for series shares reacquired                                         1,515,512            308,774
  Collateral for secuities loaned, at value                                   91,446,834         32,584,303
  Payable to affiliates --
    Management fee                                                                95,450             17,586
    Distribution fee (Service Class)                                               3,990                341
    Administrative fee                                                             2,546                 --
  Accrued expenses and other liabilities                                          95,942             44,442
                                                                        ----------------   ----------------
          Total liabilities                                             $    163,493,613   $     40,206,013
                                                                        ----------------   ----------------
Net assets                                                              $  1,767,079,670   $    284,826,611
                                                                        ================   ================
Net assets consist of:
  Paid-in capital                                                       $  1,779,441,670   $    521,258,503
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                51,396,094         18,297,742
  Accumulated net realized loss on investments and
    foreign currency transactions                                            (85,402,708)      (258,072,831)
  Accumulated undistributed net investment income
   (loss)                                                                     21,644,614          3,343,197
                                                                        ----------------   ----------------
          Total                                                         $  1,767,079,670   $    284,826,611
                                                                        ================   ================
Net assets:
  Initial Class                                                         $  1,572,224,987   $    268,242,722
  Service Class                                                              194,854,683         16,583,889
                                                                        ----------------   ----------------
          Total                                                         $  1,767,079,670   $    284,826,611
                                                                        ================   ================
Shares of beneficial interest outstanding:
  Initial Class                                                               94,549,768         24,639,604
  Service Class                                                               11,757,775          1,528,310
                                                                        ----------------   ----------------
          Total                                                              106,307,543         26,167,914
                                                                        ================   ================

  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest outstanding)
      Initial Class                                                     $          16.63   $          10.89
                                                                        ================   ================
      Service Class                                                     $          16.57   $          10.85
                                                                        ================   ================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited)-- Six Months Ended June 30, 2003

                                                                            CAPITAL            EMERGING           GLOBAL
                                                                          APPRECIATION          GROWTH            GROWTH
                                                                            SERIES              SERIES            SERIES
                                                                        ----------------   ----------------   ---------------
Net investment income (loss):
  Income
    Dividends                                                           $      3,034,676   $      1,354,043   $      2,194,407
    Interest                                                                     106,525             50,492             27,821
    Income on securities loaned                                                       --             52,477             36,893
    Foreign taxes withheld                                                       (45,897)           (30,247)          (201,085)
                                                                        ----------------   ----------------   ----------------
       Total investment income                                          $      3,095,304   $      1,426,765   $      2,058,036
                                                                        ================   ================   ================
  Expenses --
    Management fee                                                      $      2,498,363   $      1,497,305   $        722,609
    Trustees' compensation                                                        28,687             17,799              7,118
    Distribution fee (Service Class)                                              28,494             14,413              4,563
    Administrative fee                                                            58,295             35,926             14,051
    Custodian fee                                                                131,608            114,964            122,913
    Printing                                                                      17,726             17,673              5,587
    Auditing fees                                                                 15,846             16,746             21,071
    Legal fees                                                                     1,497              1,565              1,428
    Miscellaneous                                                                 48,902              8,388                539
                                                                        ----------------   ----------------   ----------------
       Total expenses                                                   $      2,829,418   $      1,724,779   $        899,879
    Fees paid indirectly                                                         (17,899)           (15,591)            (2,122)
    Reduction of expenses by investment adviser                                       --                 --                 --
                                                                        ----------------   ----------------   ----------------
      Net expenses                                                      $      2,811,519   $      1,709,188   $        897,757
                                                                        ----------------   ----------------   ----------------
        Net investment income (loss)                                    $        283,785   $       (282,423)  $      1,160,279
                                                                        ================   ================   ================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                             $    (37,950,974)  $      4,667,132   $     (5,544,608)
    Written options transactions                                                      --            329,831                 --
    Foreign currency transactions                                                 (8,759)             8,680            (81,924)
                                                                        ----------------   ----------------   ----------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                           $    (37,959,733)  $      5,005,643   $     (5,626,532)
                                                                        ----------------   ----------------   ----------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                         $    136,226,263   $     61,776,456   $     22,368,627
    Written options                                                                   --            (81,388)                --
    Translation of assets and liabilities in foreign currencies                   (1,153)            (8,252)           (15,867)
                                                                        ----------------   ----------------   ----------------
      Net unrealized gain on investments and foreign currency
        translation                                                     $    136,225,110   $     61,686,816   $     22,352,760
                                                                        ----------------   ----------------   ----------------
        Net realized and unrealized gain on investments and foreign
          currency                                                      $     98,265,377   $     66,692,459   $     16,726,228
                                                                        ----------------   ----------------   ----------------
          Increase in net assets from operations                        $     98,549,162   $     66,410,036   $     17,886,507
                                                                        ================   ================   ================

                                                                             GLOBAL           MANAGED
                                                                       TELECOMMUNICATIONS     SECTORS
                                                                             SERIES            SERIES
                                                                        -----------------  ---------------
Net investment income (loss):
  Income --
    Dividends                                                           $          10,388  $        669,102
    Interest                                                                          700             6,095
    Income on securities loaned                                                        --                --
    Foreign taxes withheld                                                           (391)              (27)
                                                                        -----------------  ----------------
       Total investment income                                          $          10,697  $        675,170
                                                                        -----------------  ----------------
  Expenses --
    Management fee                                                      $           8,966  $        580,045
    Trustees' compensation                                                             75             6,712
    Distribution fee (Service Class)                                                  508             3,036
    Administrative fee                                                                157            13,534
    Custodian fee                                                                   4,163            46,380
    Printing                                                                          173             4,126
    Auditing fees                                                                  16,371            16,946
    Legal fees                                                                      1,078             1,328
    Miscellaneous                                                                   4,676             3,894
                                                                        -----------------  ----------------
       Total expenses                                                   $          36,167  $        676,001
    Fees paid indirectly                                                              (16)             (379)
    Reduction of expenses by investment adviser                                   (24,435)               --
                                                                        -----------------  ----------------
      Net expenses                                                      $          11,716  $        675,622
                                                                        -----------------  ----------------
        Net investment income (loss)                                    $          (1,019) $           (452)
                                                                        =================  ================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                             $        (214,218) $     (1,414,910)
    Written options transactions                                                       --                --
    Foreign currency transactions                                                     (57)               --
                                                                        -----------------  ----------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                           $        (214,275) $     (1,414,910)
                                                                        =================  ================
  Change in unrealized appreciation (depreciation) --
    Investments                                                         $         461,112  $     20,941,328
    Written options                                                                    --                --
    Translation of assets and liabilities in foreign currencies                       (30)               --
                                                                        -----------------  ----------------
      Net unrealized gain on investments and foreign currency
        translation                                                     $         461,082  $     20,941,328
                                                                        -----------------  ----------------
        Net realized and unrealized gain on investments and
          foreign currency                                              $         246,807  $     19,526,418
                                                                        -----------------  ----------------
          Increase in net assets from operations                        $         245,788  $     19,525,966
                                                                        =================  ================

                       See notes to financial statements.

                                                                         MASSACHUSETTS
                                                                        INVESTORS TRUST        MID CAP           RESEARCH
                                                                             SERIES         GROWTH SERIES         SERIES
                                                                        ----------------   ----------------   ----------------
Net investment income (loss):
  Income--
    Dividends                                                           $      9,126,026   $        123,198   $      4,061,488
    Interest                                                                     121,996             17,163             53,785
    Income on securities loaned                                                   22,929                 --              6,053
    Foreign taxes withheld                                                      (137,788)            (2,365)           (49,314)
                                                                        ----------------   ----------------   ----------------
      Total investment income                                           $      9,133,163   $        137,996   $      4,072,012
                                                                        ================   ================   ================
  Expenses--
    Management fee                                                      $      3,028,725   $        204,084   $      1,596,176
    Trustees' compensation                                                        48,732              2,187             19,604
    Distribution fee (Service Class)                                              67,665             18,954              9,364
    Administrative fee                                                            96,369              4,762             38,490
    Custodian fee                                                                179,436             27,471            107,247
    Printing                                                                      27,653              2,716             14,181
    Auditing fees                                                                 13,671             16,371             16,635
    Legal fees                                                                       656              1,428              1,729
    Miscellaneous                                                                  7,341              1,727             14,224
                                                                        ----------------   ----------------   ----------------
      Total expenses                                                    $      3,470,248   $        279,700   $      1,817,650
    Fees paid indirectly                                                         (27,808)               (42)            (5,646)
                                                                        ----------------   ----------------   ----------------
      Net expenses                                                      $      3,442,440   $        279,658   $      1,812,004
                                                                        ----------------   ----------------   ----------------
        Net investment income (loss)                                    $      5,690,723   $       (141,662)  $      2,260,008
                                                                        ================   ================   ================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                             $    (39,527,868)  $       (226,096)  $    (18,486,374)
    Foreign currency transactions                                                (36,115)              (556)           (10,419)
                                                                        ----------------   ----------------   ----------------
      Net realized loss on investments and foreign currency
        transactions                                                    $    (39,563,983)  $       (226,652)  $    (18,496,793)
                                                                        ================   ================   ================
  Change in unrealized appreciation (depreciation) --
    Investments                                                         $    130,462,337   $      9,911,829   $     62,375,366
    Translation of assets and liabilities in foreign currencies                    2,898                 64              2,153
                                                                        ----------------   ----------------   ----------------
      Net unrealized gain on investments and foreign currency
        translation                                                     $    130,465,235   $      9,911,893   $     62,377,519
                                                                        ----------------   ----------------   ----------------
        Net realized and unrealized gain on investments and foreign
          currency                                                      $     90,901,252   $      9,685,241   $     43,880,726
                                                                        ----------------   ----------------   ----------------
          Increase in net assets from operations                        $     96,591,975   $      9,543,579   $     46,140,734
                                                                        ================   ================   ================

                                                                             TOTAL
                                                                             RETURN            UTILITIES
                                                                             SERIES             SERIES
                                                                        ----------------   ----------------
Net investment income (loss):
  Income--
    Dividends                                                           $     10,367,787   $      3,769,635
    Interest                                                                  17,201,160            824,570
    Income on securities loaned                                                   33,011             41,663
    Foreign taxes withheld                                                       (72,778)           (89,391)
                                                                        ----------------   ----------------
      Total investment income                                           $     27,529,180   $      4,546,477
                                                                        ----------------   ----------------
  Expenses--
    Management fee                                                      $      5,519,080   $        959,705
    Trustees' compensation                                                        71,810             10,707
    Distribution fee (Service Class)                                             204,339             17,723
    Administrative fee                                                           146,871             22,393
    Custodian fee                                                                224,014             77,291
    Printing                                                                      21,332              7,875
    Auditing fees                                                                 21,896             16,671
    Legal fees                                                                     1,264              1,213
    Miscellaneous                                                                 41,016                926
                                                                        ----------------   ----------------
      Total expenses                                                    $      6,251,622   $      1,114,504
    Fees paid indirectly                                                         (10,001)            (1,538)
                                                                        ----------------   ----------------
      Net expenses                                                      $      6,241,621   $      1,112,966
                                                                        ================   ================
        Net investment income (loss)                                    $     21,287,559   $      3,433,511
                                                                        ================   ================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                             $     (7,790,559)  $    (12,677,462)
    Foreign currency transactions                                                 16,513             (9,559)
                                                                        ----------------   ----------------
      Net realized loss on investments and foreign currency
        transactions                                                    $     (7,774,046)  $    (12,687,021)
                                                                        ----------------   ----------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                         $    119,007,899   $     59,585,281
    Translation of assets and liabilities in foreign currencies                   (4,285)            (5,653)
                                                                        ----------------   ----------------
      Net unrealized gain on investments and foreign currency
        translation                                                     $    119,003,614   $     59,579,628
                                                                        ----------------   ----------------
        Net realized and unrealized gain on investments and foreign
          currency                                                      $    111,229,568   $     46,892,607
                                                                        ----------------   ----------------
          Increase in net assets from operations                        $    132,517,127   $     50,326,118
                                                                        ================   ================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
2003

                                                                            CAPITAL            EMERGING           GLOBAL
                                                                          APPRECIATION          GROWTH            GROWTH
                                                                            SERIES              SERIES            SERIES
                                                                        ----------------   ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $        283,785   $       (282,423)  $      1,160,279
  Net realized gain (loss) on investments and foreign currency
    transactions                                                             (37,959,733)         5,005,643         (5,626,532)
  Net unrealized gain on investments and foreign currency translation        136,225,110         61,686,816         22,352,760
                                                                        ----------------   ----------------   ----------------
    Increase in net assets from operations                              $     98,549,162   $     66,410,036   $     17,886,507
                                                                        ----------------   ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $             --   $             --   $       (802,813)
  From net investment income (Service Class)                                          --                 --            (12,306)
                                                                        ----------------   ----------------   ----------------
    Total distributions declared to shareholders                        $             --   $             --   $       (815,119)
                                                                        ----------------   ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $    (63,272,451)  $    (44,461,854)  $    (18,228,658)
                                                                        ----------------   ----------------   ----------------
      Total increase (decrease) in net assets                           $     35,276,711   $     21,948,182   $     (1,157,270)
Net assets --
  At beginning of period                                                     679,286,186        420,023,628        170,738,114
                                                                        ----------------   ----------------   ----------------
  At end of period                                                      $    714,562,897   $    441,971,810   $    169,580,844
                                                                        ================   ================   ================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                        $        283,785   $       (282,423)  $      1,137,220
                                                                        ================   ================   ================

                                                                             GLOBAL           MANAGED
                                                                       TELECOMMUNICATIONS     SECTORS
                                                                             SERIES            SERIES
                                                                       ------------------  ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $          (1,019) $           (452)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                 (214,275)       (1,414,910)
  Net unrealized gain on investments and foreign currency translation             461,082        20,941,328
                                                                        -----------------  ----------------
    Increase in net assets from operations                              $         245,788  $     19,525,966
                                                                        -----------------  ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $              --  $             --
  From net investment income (Service Class)                                           --                --
                                                                        -----------------  ----------------
    Total distributions declared to shareholders                        $              --  $             --
                                                                        -----------------  ----------------
Net increase (decrease) in net assets from series share transactions    $          13,926  $    (17,990,933)
                                                                        -----------------  ----------------
      Total increase (decrease) in net assets                           $         259,714  $      1,535,033
Net assets --
  At beginning of period                                                        1,762,820       160,614,567
                                                                        -----------------  ----------------
  At end of period                                                      $       2,022,534  $    162,149,600
                                                                        =================  ================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                        $          (1,019) $           (452)
                                                                        =================  ================

                                                                          MASSACHUSETTS         MID CAP
                                                                         INVESTORS TRUST        GROWTH            RESEARCH
                                                                             SERIES             SERIES             SERIES
                                                                        ----------------   ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $      5,690,723   $       (141,662)  $      2,260,008

  Net realized loss on investments and foreign currency transactions         (39,563,983)          (226,652)       (18,496,793)
  Net unrealized gain on investments and foreign currency translation        130,465,235          9,911,893         62,377,519
                                                                        ----------------   ----------------   ----------------
    Increase in net assets from operations                              $     96,591,975   $      9,543,579   $     46,140,734
                                                                        ----------------   ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $    (12,283,774)  $             --   $     (3,780,030)
  From net investment income (Service Class)                                    (562,379)                --            (53,733)
                                                                        ----------------   ----------------   ----------------
    Total distributions declared to shareholders                        $    (12,846,153)  $             --   $     (3,833,763)
                                                                        ----------------   ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $    (91,141,441)  $      4,758,713   $    (49,303,813)
                                                                        ----------------   ----------------   ----------------
      Total increase (decrease) in net assets                           $     (7,395,619)  $     14,302,292   $     (6,996,842)
Net assets --
  At beginning of period                                                   1,159,557,296         53,969,379        465,528,666
                                                                        ----------------   ----------------   ----------------
  At end of period                                                      $  1,152,161,677   $     68,271,671   $    458,531,824
                                                                        ================   ================   ================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                        $      5,680,794   $       (141,662)  $      2,259,501
                                                                        ================   ================   ================

                                                                             TOTAL
                                                                             RETURN           UTILITIES
                                                                             SERIES             SERIES
                                                                        ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $     21,287,559   $      3,433,511
  Net realized loss on investments and foreign currency transactions          (7,774,046)       (12,687,021)
  Net unrealized gain on investments and foreign currency translation        119,003,614         59,579,628
                                                                        ----------------   ----------------
    Increase in net assets from operations                              $    132,517,127   $     50,326,118
                                                                        ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $    (51,583,867)  $     (8,106,761)
  From net investment income (Service Class)                                  (5,597,210)          (450,737)
                                                                        ----------------   ----------------
    Total distributions declared to shareholders                        $    (57,181,077)  $     (8,557,498)
                                                                        ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $    (32,517,795)  $    (11,477,097)
                                                                        ----------------   ----------------
      Total increase (decrease) in net assets                           $     42,818,255   $     30,291,523
Net assets --
  At beginning of period                                                   1,724,261,415        254,535,088
                                                                        ----------------   ----------------
  At end of period                                                      $  1,767,079,670   $    284,826,611
                                                                        ================   ================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                        $     21,644,614   $      3,343,197
                                                                        ================   ================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                             CAPITAL          EMERGING             GLOBAL
                                                                          APPRECIATION         GROWTH              GROWTH
                                                                              SERIES           SERIES              SERIES
                                                                        ----------------   ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $       (483,674)  $     (1,079,456)  $      1,071,024
  Net realized loss on investments and foreign currency transactions        (344,121,516)      (166,172,618)       (44,185,589)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                              (37,724,449)      (103,096,103)        (5,092,933)
                                                                        ----------------   ----------------   ----------------
    Decrease in net assets from operations                              $   (382,329,639)  $   (270,348,177)  $    (48,207,498)
                                                                        ----------------   ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $     (1,565,201)  $             --   $       (603,651)
  From net investment income (Service Class)                                     (28,249)                --             (6,621)
  In excess of net investment income (Initial Class)                                (202)                --                 --
  In excess of net investment income (Service Class)                                  (4)                --                 --
                                                                        ----------------   ----------------   ----------------
    Total distributions declared to shareholders                        $     (1,593,656)  $             --   $       (610,272)
                                                                        ----------------   ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $   (188,020,495)  $   (160,495,797)  $    (58,572,935)
                                                                        ----------------   ----------------   ----------------
      Total decrease in net assets                                      $   (571,943,790)  $   (430,843,974)  $   (107,390,705)
Net assets --
  At beginning of period                                                   1,251,229,976        850,867,602        278,128,819
                                                                        ----------------   ----------------   ----------------
  At end of period                                                      $    679,286,186   $    420,023,628   $    170,738,114
                                                                        ================   ================   ================
Accumulated undistributed net investment income included
  in net assets at end of period                                        $             --   $             --   $        792,060
                                                                        ================   ================   ================

                                                                             GLOBAL            MANAGED
                                                                        TELECOMMUNICATIONS     SECTORS
                                                                             SERIES            SERIES
                                                                        ------------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $          (14,588) $      (371,734)
  Net realized loss on investments and foreign currency transactions            (1,479,778)     (47,784,363)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                    184,754      (19,746,753)
                                                                        ------------------  ---------------
    Decrease in net assets from operations                              $       (1,309,612) $   (67,902,850)
                                                                        ------------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $               --  $            --
  From net investment income (Service Class)                                            --               --
  In excess of net investment income (Initial Class)                                    --               --
  In excess of net investment income (Service Class)                                    --               --
                                                                        ------------------  ---------------
    Total distributions declared to shareholders                        $               --  $            --
                                                                        ------------------  ---------------
Net increase (decrease) in net assets from series share transactions    $           58,334  $   (59,158,129)
                                                                        ------------------  ---------------
      Total decrease in net assets                                      $       (1,251,278) $  (127,060,979)
Net assets --
  At beginning of period                                                         3,014,098      287,675,546
                                                                        ------------------  ---------------
  At end of period                                                      $        1,762,820  $   160,614,567
                                                                        ==================  ===============
Accumulated undistributed net investment income included
  in net assets at end of period                                        $               --  $            --
                                                                        ==================  ===============

                                                                          MASSACHUSETTS        MID CAP
                                                                         INVESTORS TRUST        GROWTH            RESEARCH
                                                                             SERIES             SERIES             SERIES
                                                                        ----------------   ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $     12,861,081   $       (280,392)  $      3,859,716
  Net realized loss on investments and foreign currency transactions        (229,245,237)       (52,097,435)      (161,874,853)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                             (147,695,978)         6,203,323        (33,567,210)
                                                                        ----------------   ----------------   ----------------
    Decrease in net assets from operations                              $   (364,080,134)  $    (46,174,504)  $   (191,582,347)
                                                                        ----------------   ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $    (14,827,081)  $             --   $     (2,646,176)
  From net investment income (Service Class)                                          --                 --            (23,670)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                (391,897)                --                 --
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                      --                 --                 --
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                      --                 --                 --
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                      --                 --                 --
                                                                        ----------------   ----------------   ----------------
    Total distributions declared to shareholders                        $    (15,218,978)  $             --   $     (2,669,846)
                                                                        ----------------   ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $   (281,503,909)  $     17,749,862   $   (169,642,713)
                                                                        ----------------   ----------------   ----------------
      Total decrease in net assets                                      $   (660,803,021)  $    (28,424,642)  $   (363,894,906)
Net assets --
  At beginning of period                                                   1,820,360,317         82,394,021        829,423,572
                                                                        ----------------   ----------------   ----------------
  At end of period                                                      $  1,159,557,296   $     53,969,379   $    465,528,666
                                                                        ================   ================   ================
Accumulated undistributed net investment income included
  in net assets at end of period                                        $     12,836,224   $             --   $      3,833,256
                                                                        ================   ================   ================

                                                                            TOTAL
                                                                            RETURN            UTILITIES
                                                                            SERIES              SERIES
                                                                        ----------------   ----------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                          $     54,596,889   $      8,548,277
  Net realized loss on investments and foreign currency transactions         (64,286,992)      (121,315,018)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                             (106,346,603)         3,608,785
                                                                        ----------------   ----------------
    Decrease in net assets from operations                              $   (116,036,706)  $   (109,157,956)
                                                                        ----------------   ----------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                            $    (56,481,797)  $    (12,376,218)
  From net investment income (Service Class)                                  (3,028,966)          (448,541)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                             (48,461,324)                --
  From net realized gain on investments and foreign currency
  transactions (Service Class)                                                (2,610,497)                --
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                              (9,863,853)                --
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                (531,342)                --
                                                                        ----------------   ----------------
    Total distributions declared to shareholders                        $   (120,977,779)  $    (12,824,759)
                                                                        ----------------   ----------------
Net increase (decrease) in net assets from series share transactions    $     50,075,899   $    (99,033,029)
                                                                        ----------------   ----------------
      Total decrease in net assets                                      $   (186,938,586)  $   (221,015,744)
Net assets --
  At beginning of period                                                   1,911,200,001        475,550,832
                                                                        ----------------   ----------------
  At end of period                                                      $  1,724,261,415   $    254,535,088
                                                                        ================   ================
Accumulated undistributed net investment income included
  in net assets at end of period                                        $     57,538,132   $      8,467,184
                                                                        ================   ================

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                                         CAPITAL APPRECIATION SERIES
                                                                             ----------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED               YEAR ENDED DECEMBER
                                                                              JUNE 30, 2003     ---------------------------------
INITIAL CLASS SHARES                                                           (UNAUDITED)           2002               2001
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        13.48     $        19.97     $        41.55
                                                                             --------------     --------------     --------------
Income (loss) from investment operations# --
  Net investment income (loss)                                               $         0.01     $        (0.01)    $         0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           2.13              (6.45)             (8.84)
                                                                             --------------     --------------     --------------
      Total from investment operations                                       $         2.14     $        (6.46)    $        (8.81)
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders -
  From net investment income                                                 $           --     $        (0.03)    $        (0.12)
  In excess of net investment income                                                     --              (0.00)*               --
  From net realized gain on investments and foreign currency
    transactions                                                                         --                 --             (12.19)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --              (0.46)
                                                                             --------------     --------------     --------------
      Total distributions declared to shareholders                           $           --     $        (0.03)    $       (12.77)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $        15.62     $        13.48     $        19.97
                                                                             ==============     ==============     ==============
Total return++                                                                        15.88%@&          (32.39)%           (25.33)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.84%+             0.81%              0.78%
  Net investment income (loss)                                                         0.09%+            (0.05)%             0.12%
Portfolio turnover                                                                       40%                77%               119%
Net assets at end of period (000 Omitted)                                    $      687,854     $      657,634     $    1,239,047

                                                                                         CAPITAL APPRECIATION SERIES
                                                                             ----------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31
                                                                             ----------------------------------------------------
INITIAL CLASS SHARES                                                              2000              1999               1998
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        54.12     $        45.93     $        40.14
                                                                             --------------     --------------     --------------
Income (loss) from investment operations# --
  Net investment income (loss)                                               $         0.12     $        (0.07)    $        (0.10)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                          (5.73)             13.53              11.04
                                                                             --------------     --------------     --------------
      Total from investment operations                                       $        (5.61)    $        13.46     $        10.94
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders -
  From net investment income                                                 $           --     $           --     $           --
  In excess of net investment income                                                     --                 --                 --
  From net realized gain on investments and foreign currency
    transactions                                                                      (6.96)             (5.27)             (5.15)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --                 --
                                                                             --------------     --------------     --------------
      Total distributions declared to shareholders                           $        (6.96)    $        (5.27)    $        (5.15)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $        41.55     $        54.12     $        45.93
                                                                             ==============     ==============     ==============
Total return++                                                                       (11.42)%            32.64%             28.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.75%              0.76%              0.77%
  Net investment income (loss)                                                         0.12%             (0.15)%            (0.23)%
Portfolio turnover                                                                      141%                89%                79%
Net assets at end of period (000 Omitted)                                    $    1,813,066     $    2,121,575     $    1,725,155

                                                                                         CAPITAL APPRECIATION SERIES
                                                                             ---------------------------------------------------
                                                                               SIX MONTHS
                                                                             ENDED JUNE 30,       YEAR ENDED       PERIOD ENDED
                                                                                 2003            DECEMBER 31,      DECEMBER 31,
SERVICE CLASS SHARES                                                          (UNAUDITED)            2002              2001**
                                                                             --------------     --------------    --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        13.44     $        19.95    $        20.45
                                                                             --------------     --------------    --------------
Income (loss) from investment operations# --
  Net investment loss                                                        $        (0.01)    $        (0.04)   $        (0.02)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           2.11              (6.45)            (0.48)
                                                                             --------------     --------------    --------------
      Total from investment operations                                       $         2.10     $        (6.49)   $        (0.50)
                                                                             --------------     --------------    --------------
Less distributions declared to shareholders --
  From net investment income                                                 $           --     $        (0.02)   $           --
  In excess of net investment income                                                     --              (0.00)*              --
                                                                             --------------     --------------    --------------
      Total distributions declared to shareholders                           $           --     $        (0.02)   $           --
                                                                             --------------     --------------    --------------
Net asset value -- end of period                                             $        15.54     $        13.44    $        19.95
                                                                             ==============     ==============    ==============
Total return++                                                                        15.62%@&          (32.57)%           (2.40)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.09%+             1.06%             1.03%+
  Net investment loss                                                                 (0.16)%+           (0.24)%           (0.35)%+
Portfolio turnover                                                                       40%                77%              119%
Net assets at end of period (000 Omitted)                                    $       26,709     $       21,652    $       12,183

  *Per share impact was less than $0.01.
 **For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
  @Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  &The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statements of Operations. Excluding the effect of this payment from the series' ending net asset value per share, total return for the six months ended June 30, 2003 would have been 13.80% and 13.54% for Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                                            EMERGING GROWTH SERIES
                                                                             ----------------------------------------------------
                                                                               SIX MONTHS
                                                                                 ENDED               YEAR ENDED DECEMBER 31
                                                                              JUNE 30, 2003     ---------------------------------
INITIAL CLASS SHARES                                                           (UNAUDITED)           2002               2001
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        10.51     $        15.96     $        29.32
                                                                             --------------     --------------     --------------
Income (loss) from investment operations #--
  Net investment loss                                                        $        (0.01)    $        (0.02)    $        (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           1.84              (5.43)             (9.51)
                                                                             --------------     --------------     --------------
      Total from investment operations                                       $         1.83     $        (5.45)    $        (9.52)
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders--
  From net realized gain on investments and foreign currency
    transactions                                                             $           --     $           --     $        (3.50)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --              (0.34)
                                                                             --------------     --------------     --------------
      Total distributions declared to shareholders                           $           --     $           --     $        (3.84)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $        12.34     $        10.51     $        15.96
                                                                             ==============     ==============     ==============
Total return++                                                                        17.41%@**         (34.15)%           (34.57)%
  Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.83%+             0.78%              0.76%
Net investment loss                                                                   (0.13)%+           (0.18)%            (0.07)%
Portfolio turnover                                                                       43%               105%               230%
Net assets at end of period (000 Omitted)                                    $      428,460     $      409,015     $      844,779

                                                                                            EMERGING GROWTH SERIES
                                                                             ----------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31
                                                                             ----------------------------------------------------
INITIAL CLASS SHARES                                                              2000              1999               1998
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        40.28     $        23.28     $        18.00
                                                                             --------------     --------------     --------------
Income (loss) from investment operations #--
  Net investment loss                                                        $        (0.01)    $        (0.04)    $        (0.05)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                          (7.22)             17.43               6.04
                                                                             --------------     --------------     --------------
      Total from investment operations                                       $        (7.23)    $        17.39     $         5.99
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders--
  From net realized gain on investments and foreign currency transactions    $        (3.73)    $        (0.39)    $        (0.71)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --                 --
                                                                             --------------     --------------     --------------
      Total distributions declared to shareholders                           $        (3.73)    $        (0.39)    $        (0.71)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $        29.32     $        40.28     $        23.28
                                                                             ==============     ==============     ==============
Total return++                                                                       (19.11)%            75.81%             33.88%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.74%              0.75%              0.78%
  Net investment loss                                                                 (0.04)%            (0.17)%            (0.27)%
Portfolio turnover                                                                      201%               166%                80%
Net assets at end of period (000 Omitted)                                    $    1,421,753     $    1,444,210     $      736,251

                                                                                            EMERGING GROWTH SERIES
                                                                             ---------------------------------------------------
                                                                               SIX MONTHS
                                                                             ENDED JUNE 30,       YEAR ENDED       PERIOD ENDED
                                                                                 2003            DECEMBER 31,      DECEMBER 31,
SERVICE CLASS SHARES                                                          (UNAUDITED)            2002              2001*
                                                                             --------------     --------------    --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        10.47     $        15.94    $        16.32
                                                                             --------------     --------------    --------------
Income (loss) from investment operations #--
  Net investment loss                                                        $        (0.02)    $        (0.05)   $        (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           1.83              (5.42)            (0.35)
                                                                             --------------     --------------    --------------
      Total from investment operations                                       $         1.81     $        (5.47)   $        (0.38)
                                                                             --------------     --------------    --------------
Net asset value -- end of period                                             $        12.28     $        10.47    $        15.94
                                                                             ==============     ==============    ==============
Total return++                                                                        17.29%@**         (34.32)%           (2.33)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.08%+             1.03%             1.01+%
  Net investment loss                                                                 (0.39)%+           (0.39)%           (0.48)%+
Portfolio turnover                                                                       43%               105%              230%
Net assets at end of period (000 Omitted)                                    $       13,512     $       11,009    $        6,089

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
 **The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statements of Operations. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the six months ended June 30, 2003 would have been 15.92% and 15.79% for Initial Class and Service Class shares, respectively.
  +Annualized.
  @Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                             GLOBAL GROWTH SERIES
                                                                             ----------------------------------------------------
                                                                               SIX MONTHS
                                                                                 ENDED               YEAR ENDED DECEMBER 31
                                                                              JUNE 30, 2003     ---------------------------------
INITIAL CLASS SHARES                                                           (UNAUDITED)           2002               2001
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $         7.94     $         9.87     $        18.47
                                                                             --------------     --------------     --------------
Income (loss) from investment operations# --
  Net investment income~                                                     $         0.06     $         0.04     $         0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                   0.88              (1.95)             (2.97)
                                                                             --------------     --------------     --------------
        Total from investment operations                                     $         0.94     $        (1.91)    $        (2.94)
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders
  From net investment income                                                 $        (0.04)    $        (0.02)    $        (0.11)
  From net realized gain on investments and foreign currency transactions                --                 --              (5.45)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                 --              (0.10)
                                                                             --------------     --------------     --------------
        Total distributions declared to shareholders                         $        (0.04)    $        (0.02)    $        (5.66)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $         8.84     $         7.94     $         9.87
                                                                             ==============     ==============     ==============
Total return++                                                                        11.90%@^          (19.36)%           (19.64)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.12%+             1.08%              1.05%
  Net investment income~                                                               1.45%+             0.49%              0.28%
Portfolio turnover                                                                       48%               118%               113%
Net assets at end of period (000 Omitted)                                    $      165,260     $      167,014     $      276,769

                                                                                             GLOBAL GROWTH SERIES
                                                                             ----------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31
                                                                             ----------------------------------------------------
INITIAL CLASS SHARES                                                              2000              1999               1998
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $        25.16     $        15.66     $        14.68
                                                                             --------------     --------------     --------------
Income (loss) from investment operations# --
  Net investment income~                                                     $         0.13     $         0.03     $         0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (3.15)             10.15               2.10
                                                                             --------------     --------------     --------------
        Total from investment operations                                     $        (3.02)    $        10.18     $         2.15
                                                                             --------------     --------------     --------------
Less distributions declared to shareholders
  From net investment income                                                 $        (0.01)    $        (0.04)    $        (0.06)
  From net realized gain on investments and foreign currency transactions             (3.66)             (0.64)             (1.11)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                 --                 --
                                                                             --------------     --------------     --------------
        Total distributions declared to shareholders                         $        (3.67)    $        (0.68)    $        (1.17)
                                                                             --------------     --------------     --------------
Net asset value -- end of period                                             $        18.47     $        25.16     $        15.66
                                                                             ==============     ==============     ==============
Total return++                                                                       (13.15)%            67.25%             14.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.04%              1.01%              1.01%
  Net investment income~                                                               0.60%              0.16%              0.31%
Portfolio turnover                                                                      173%               163%                92%
Net assets at end of period (000 Omitted)                                    $      412,547     $      451,753     $      277,519

                                                                                             GLOBAL GROWTH SERIES
                                                                             ---------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED           YEAR ENDED       PERIOD ENDED
                                                                             JUNE 30, 2003       DECEMBER 31,      DECEMBER 31,
SERVICE CLASS SHARES                                                          (UNAUDITED)            2002              2001*
                                                                             --------------     --------------    --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $         7.90     $         9.85    $        10.14
                                                                             --------------     --------------    --------------
Income (loss) from investment operations# --
  Net investment income (loss)^^                                             $         0.05     $         0.02    $        (0.01)
  Net realized and unrealized gain (loss) on investments and foreign currency          0.89              (1.95)            (0.28)
                                                                             --------------     --------------    --------------
        Total from investment operations                                     $         0.94     $        (1.93)   $        (0.29)
                                                                             --------------     --------------    --------------
Less distributions declared to shareholders
  from net investment income                                                 $        (0.03)    $        (0.02)   $           --
                                                                             --------------     --------------    --------------
Net asset value -- end of period                                             $         8.81     $         7.90    $         9.85
                                                                             ==============     ==============    ==============
Total return++                                                                        11.89%@^          (19.62)%           (2.86)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.37%+             1.33%             1.30%+
  Net investment income (loss)^^                                                       1.22%+             0.25%            (0.39)%+
Portfolio turnover                                                                       48%               118%              113%
Net assets at end of period (000 Omitted)                                    $        4,321     $        3,724    $        1,360

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
  @Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
  ~As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
 ^^As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
  ^The series' total return calculation includes payments received from a non-recurring litigation settlement recorded as realized gains in the Statements of Operations. Excluding this payment from the series' ending net asset value per share the total return for the six months ended June 30, 2003, would have been 11.10% and 11.09% for Initial Class shares and Service Class shares, respectively.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements

                                                                             GLOBAL TELECOMMUNICATIONS SERIES
                                                          ---------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED              YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                           JUNE 30, 2003     --------------------------------      DECEMBER 31,
INITIAL CLASS SHARES                                        (UNAUDITED)           2002              2001              2000*
                                                          --------------     --------------    --------------    --------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $         2.34     $         3.86    $         6.60    $        10.00
                                                          --------------     --------------    --------------    --------------
Income (loss) from investment operations# --
  Net investment income (loss)^                           $           --@@   $        (0.02)   $        (0.02)   $         0.02
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                            0.34              (1.50)            (2.72)            (3.42)
                                                          --------------     --------------    --------------    --------------
        Total from investment operations                  $         0.34     $        (1.52)   $        (2.74)   $        (3.40)
                                                          --------------     --------------    --------------    --------------
Less distributions declared to shareholders
  from net investment income                              $           --     $           --    $        (0.00)@@ $           --
                                                          --------------     --------------    --------------    --------------
Net asset value -- end of period                          $         2.68     $         2.34    $         3.86    $         6.60
                                                          ==============     ==============    ==============    ==============
Total return++                                                     14.53%@           (39.38)%          (41.57)%          (33.90)%@
Ratios (to average net assets)/Supplemental data^
  Expenses##                                                        1.25%+             1.25%             1.27%             1.28%+
  Net investment income (loss)                                     (0.06)%+           (0.61)%           (0.48)%            0.59%+
Portfolio turnover                                                    50%               106%               93%               33%
Net assets at end of period (000 Omitted)                 $        1,552     $        1,389    $        2,776    $        1,547

   ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                  $        (0.03)    $        (0.04)   $        (0.05)   $        (0.19)
     Ratios (to average net assets):
       Expenses ##                                                  3.98%              2.02%             1.88%              8.5%+
       Net investment loss                                         (2.79)%            (1.38)%           (1.09)%           (6.63)%+

                                                                                      GLOBAL TELECOMMUNICATIONS SERIES
                                                                             ----------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED           YEAR ENDED        PERIOD ENDED
                                                                             JUNE 30, 2003       DECEMBER 31,       DECEMBER 31,
SERVICE CLASS SHARES                                                          (UNAUDITED)            2002               2001*
                                                                             --------------     --------------     --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                       $         2.33     $         3.86     $         4.07
                                                                             --------------     --------------     --------------
Income (loss) from investment operations# --
  Net investment loss^                                                       $           --@@   $        (0.02)    $        (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           0.34              (1.51)             (0.20)
                                                                             --------------     --------------     --------------
        Total from investment operations                                     $         0.34     $        (1.53)    $        (0.21)
                                                                             --------------     --------------     --------------
Net asset value  end of period                                               $         2.67     $         2.33     $         3.86
                                                                             ==============     ==============     ==============
Total return++                                                                        14.59%@           (39.64)%            (5.16)%@
Ratios (to average net assets)/Supplemental data^
  Expenses##                                                                           1.50%+             1.50%              1.52%+
  Net investment loss                                                                 (0.30)%+           (0.82)%            (0.82)%+
Portfolio turnover                                                                       50%               106%                93%
Net assets at end of period (000 Omitted)                                    $          471     $          373     $          238

   ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                                     $        (0.04)    $        (0.04)    $        (0.02)
     Ratios (to average net assets):
       Expenses##                                                                      4.23%+             2.27%              2.13%+
       Net investment loss                                                            (3.03)%+           (1.59)%            (1.43)%+

  *For the period from the commencement of the series' investment operations,
   August 31, 2000, through December 31, 2000.
 **For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
  @Not annualized.
 @@Per share amount was less than $(0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                    MANAGED SECTORS SERIES
                                                                          ------------------------------------------
                                                                           SIX MONTHS
                                                                              ENDED          YEAR ENDED DECEMBER 31,
                                                                          JUNE 30, 2003      -----------------------
INITIAL CLASS SHARES                                                       (UNAUDITED)         2002           2001
                                                                          -------------      ---------     ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       13.21      $   17.85     $   33.35
                                                                          -------------      ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)                                            $        0.00*     $   (0.03)    $    0.00*
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                               1.79          (4.61)       (11.24)
                                                                          -------------      ---------     ---------
      Total from investment operations                                    $        1.79      $   (4.64)    $  (11.24)
                                                                          -------------      ---------     ---------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                          $          --      $      --     $   (3.49)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                     --             --         (0.77)
                                                                          -------------      ---------     ---------
      Total distributions declared to shareholders                        $          --      $      --     $   (4.26)
                                                                          -------------      ---------     ---------
Net asset value -- end of period                                          $       15.00      $   13.21     $   17.85
                                                                          =============      =========     =========
Total return++                                                                    13.55%@~      (25.99)%      (35.51)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                       0.87%+         0.82%         0.84%
  Net investment income (loss)                                                     0.00%**+      (0.17)%        0.00%**
Portfolio turnover                                                                   33%           261%          293%
Net assets at end of period (000 Omitted)                                 $     159,528      $ 158,349     $ 286,916

                                                                               MANAGED SECTORS SERIES
                                                                          ----------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------
INITIAL CLASS SHARES                                                        2000         1999        1998
                                                                          ---------    ---------   ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $   52.42    $   28.24   $   29.16
                                                                          ---------    ---------   ---------
Income (loss) from investment operations# --
  Net investment income (loss)                                            $   (0.01)   $    0.02   $   (0.05)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          (9.80)       24.16        3.70
                                                                          ---------    ---------   ---------
      Total from investment operations                                    $   (9.81)   $   24.18   $    3.65
                                                                          ---------    ---------   ---------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                          $   (9.26)   $      --   $   (4.57)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                 --           --          --
                                                                          ---------    ---------   ---------
      Total distributions declared to shareholders                        $   (9.26)   $      --   $   (4.57)
                                                                          ---------    ---------   ---------
Net asset value -- end of period                                          $   33.35    $   52.42   $   28.24
                                                                          =========    =========   =========
Total return++                                                               (20.82)%      85.62%      12.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.76%        0.79%       0.80%
  Net investment income (loss)                                                (0.03)%       0.05%      (0.20)%
Portfolio turnover                                                              441%         415%        161%
Net assets at end of period (000 Omitted)                                 $ 559,586    $ 685,808   $ 364,791

                                                                                     MANAGED SECTORS SERIES
                                                                          ----------------------------------------------
                                                                           SIX MONTHS
                                                                              ENDED          YEAR ENDED     PERIOD ENDED
                                                                          JUNE 30, 2003     DECEMBER 31,    DECEMBER 31,
SERVICE CLASS SHARES                                                      (UNAUDITED)          2002           2001***
                                                                          -------------     ------------    ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       13.16     $      17.83    $      18.40
                                                                          -------------     ------------    ------------
Income (loss) from investment operations#--
  Net investment loss                                                     $       (0.02)    $      (0.04)   $      (0.05)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                               1.79            (4.63)          (0.52)
                                                                          -------------     ------------    ------------
      Total from investment operations                                    $        1.77     $      (4.67)   $      (0.57)
                                                                          -------------     ------------    ------------
Net asset value -- end of period                                          $       14.93     $      13.16    $      17.83
                                                                          =============     ============    ============
Total return++                                                                    13.36%@~        (26.14)%         (3.10)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                       1.12%+           1.07%           1.09%+
  Net investment loss                                                             (0.25)%+         (0.31)%         (0.74)%+
Portfolio turnover                                                                   33%             261%            293%
Net assets at end of period (000 Omitted)                                 $       2,621     $      2,266    $        759

   * Per share amount was less than $0.01.
  ** Ratio is less than 0.01%
 *** For the period from the inception of the Service Class shares, August 24,
     2001, through December 31, 2001.
   + Annualized.
   @ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statements of Operations. Excluding the effect of this payment from the series' ending net asset value per share the total return for the six months ended June 30, 2003, would have been 13.10% and 12.99% for Initial Class and Service Class shares, respectively.

                        See notes to finanical statements

                                                                               MASSACHUSETTS INVESTORS TRUST SERIES
                                                                          -----------------------------------------------
                                                                            SIX MONTHS
                                                                              ENDED              YEAR ENDED DECEMBER 31,
                                                                          JUNE 30, 2003        --------------------------
INITIAL CLASS SHARES                                                       (UNAUDITED)            2002           2001
                                                                          -------------        -----------    -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       21.01        $     26.92    $     35.12
                                                                          -------------        -----------    -----------
Income (loss) from investment operations# --
  Net investment income                                                   $        0.11        $      0.21    $      0.25
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                       1.83              (5.88)         (5.49)
                                                                          -------------        -----------    -----------
      Total from investment operations                                    $        1.94        $     (5.67)   $     (5.24)
                                                                          -------------        -----------    -----------
Less distributions declared to shareholders --
  From net investment income                                              $       (0.25)       $     (0.24)   $     (0.25)
  From net realized gain on investments and foreign currency
    transactions                                                                     --                 --          (2.55)
  In excess of net realized gain on investments and foreign
    currency transactions                                                            --                 --          (0.16)
                                                                          -------------        -----------    -----------
      Total distributions declared to shareholders                        $       (0.25)       $     (0.24)   $     (2.96)
                                                                          -------------        -----------    -----------
Net asset value -- end of period                                          $       22.70        $     21.01    $     26.92
                                                                          =============        ===========    ===========
Total return++                                                                     9.30%@###        (21.22)%       (15.71)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                       0.62%+             0.60%          0.60%
  Net investment income                                                            1.05%+             0.88%          0.84%
Portfolio turnover                                                                   36%                57%            83%
Net assets at end of period (000 Omitted)                                 $   1,089,489        $ 1,107,698    $ 1,798,744

                                                                             MASSACHUSETTS INVESTORS TRUST SERIES
                                                                          -----------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                          -----------------------------------------
INITIAL CLASS SHARES                                                          2000          1999           1998
                                                                          -----------    -----------    -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $     37.95    $     38.25    $     33.15
                                                                          -----------    -----------    -----------
Income (loss) from investment operations# --
  Net investment income                                                   $      0.26    $      0.30    $      0.34
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                    (0.28)          2.38           7.35
                                                                          -----------    -----------    -----------
      Total from investment operations                                    $     (0.02)   $      2.68    $      7.69
                                                                          -----------    -----------    -----------
Less distributions declared to shareholders --
  From net investment income                                              $     (0.28)   $     (0.28)   $     (0.27)
  From net realized gain on investments and foreign currency
    transactions                                                                (2.53)         (2.70)         (2.32)
  In excess of net realized gain on investments and foreign
    currency transactions                                                          --             --             --
                                                                          -----------    -----------    -----------
      Total distributions declared to shareholders                        $     (2.81)   $     (2.98)   $     (2.59)
                                                                          -----------    -----------    -----------
Net asset value -- end of period                                          $     35.12    $     37.95    $     38.25
                                                                          ===========    ===========    ===========
Total return++                                                                   0.09%          7.18%         23.85%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     0.60%          0.59%          0.59%
  Net investment income                                                          0.73%          0.81%          0.96%
Portfolio turnover                                                                 76%            70%            61%
Net assets at end of period (000 Omitted)                                 $ 2,263,535    $ 2,235,783    $ 1,852,725

                                                                                MASSACHUSETTS INVESTORS TRUST SERIES
                                                                          -------------------------------------------------
                                                                           SIX MONTHS             YEAR           PERIOD
                                                                              ENDED               ENDED           ENDED
                                                                          JUNE 30, 2003        DECEMBER 31,    DECEMBER 31,
SERVICE CLASS SHARES                                                       (UNAUDITED)             2002           2001*
                                                                          -------------        ------------    ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       20.94        $      26.89    $      27.80
                                                                          -------------        ------------    ------------
Income (loss) from investment operations# --
  Net investment income                                                   $        0.08        $       0.16    $       0.05
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                       1.83               (5.88)          (0.96)
                                                                          -------------        ------------    ------------
      Total from investment operations                                    $        1.91        $      (5.72)   $      (0.91)
                                                                          -------------        ------------    ------------
Less distributions declared to shareholders --
  From net investment income                                              $       (0.22)       $      (0.23)   $         --
                                                                          -------------        ------------    ------------
Net asset value -- end of period                                          $       22.63        $      20.94    $      26.89
                                                                          =============        ============    ============
Total return++                                                                     9.14%@###         (21.40)%         (3.27)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                       0.87%+              0.85%           0.85%+
  Net investment income                                                            0.80%+              0.70%           0.53%+
Portfolio turnover                                                                   36%                 57%             83%
Net assets at end of period (000 Omitted)                                 $      62,672        $     51,859    $     21,616

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
  @ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.
### The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statements of Operations. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the six months ended June 30, 2003 would have been 9.29% and 9.13% for the Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                                     MID CAP GROWTH SERIES
                                                               ----------------------------------------------------------------
                                                               SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                JUNE 30, 2003        ------------------------      DECEMBER 31,
INITIAL CLASS SHARES                                              (UNAUDITED)           2002          2001             2000*
                                                               ----------------      ----------    ----------      ------------
Per share data (for a share outstanding throughout each
  period):
Net asset value, beginning of period                           $           3.67      $     6.94    $     9.08      $      10.00
                                                               ----------------      ----------    ----------      ------------
Income (loss) from investment operations# --
  Net investment income (loss)^                                $          (0.01)     $    (0.02)   $    (0.01)     $       0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       0.71           (3.25)        (2.09)            (0.95)
                                                               ----------------      ----------    ----------      ------------
      Total from investment operations                         $           0.70      $    (3.27)   $    (2.10)     $      (0.92)
                                                               ----------------      ----------    ----------      ------------
Less distributions declared to shareholders --
  From net investment income                                   $             --      $       --    $    (0.01)     $         --
  From net realized gain on investments and foreign currency
    transactions                                                             --              --         (0.00)@@             --
  In excess of net investment income                                         --              --         (0.00)@@             --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --              --         (0.03)               --
                                                               ----------------      ----------    ----------      ------------
      Total distributions declared to shareholders             $             --      $       --    $    (0.04)     $         --
                                                               ----------------      ----------    ----------      ------------
Net asset value, end of period                                 $           4.37      $     3.67    $     6.94      $       9.08
                                                               ================      ==========    ==========      ============
Total return++                                                            19.07%@        (47.12)%      (23.24)%           (9.24)%@
Ratios (to average net assets) and Supplemental data^:
  Expenses##                                                               0.96%+          0.85%         0.84%             1.01%+
  Net investment income (loss)                                            (0.45)%+        (0.39)%       (0.16)%            0.97%+
Portfolio turnover                                                           49%            160%           85%               39%
Net assets at end of period (000 Omitted)                      $         48,337      $   39,941    $   75,413      $     26,556

  ^ For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                    --              --            --      $       0.02
    Ratios% (to average net assets):
      Expenses##                                                             --              --            --              1.33%+
      Net investment income                                                  --              --            --              0.65%+

                                                                        MID CAP GROWTH SERIES
                                                         --------------------------------------------------
                                                         SIX MONTHS ENDED       YEAR ENDED     PERIOD ENDED
                                                          JUNE 30, 2003        DECEMBER 31,    DECEMBER 31,
SERVICE CLASS SHARES                                       (UNAUDITED)             2002           2001**
                                                         ----------------      ------------    ------------
Per share data (for a share outstanding throughout each
  period):
Net asset value, beginning of period                     $           3.67      $       6.94    $       7.09
                                                         ----------------      ------------    ------------
Income (loss) from investment operations#--
  Net investment loss                                    $          (0.01)     $      (0.03)   $      (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                 0.69             (3.24)          (0.14)
                                                         ----------------      ------------    ------------
      Total from investment operations                   $           0.68      $      (3.27)   $      (0.15)
                                                         ----------------      ------------    ------------
Net asset value, end of period                           $           4.35      $       3.67    $       6.94
                                                         ================      ============    ============
Total return++                                                      18.53%@          (47.12)%         (2.12)%@
Ratios (to average net assets) and Supplemental data:
  Expenses##                                                         1.21%+            1.10%           1.09%+
  Net investment loss                                               (0.70)%+          (0.60)%         (0.50)%+
Portfolio turnover                                                     49%              160%             85%
Net assets at end of period (000 Omitted)                $         19,935      $     14,028    $      6,981

  *For the period from the commencement of the series' investment operations,
   August 31, 2000, through December 31, 2000.
 **For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
 @@Per share amount was less than $(0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                    RESEARCH SERIES
                                                             ---------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                                 JUNE 30,               YEAR ENDED DECEMBER 31,
                                                                   2003        ---------------------------------------
INITIAL CLASS SHARES                                           (UNAUDITED)         2002          2001          2000
                                                             ----------------  -----------   -----------   -----------
Per share data (for a share outstanding throughout each
 period):(Unaudited)

Net asset value -- beginning of period                       $     11.14       $     14.93   $     23.65   $     27.61
                                                             -----------       -----------   -----------   -----------
Income (loss) from investment operations# --
  Net investment income                                      $      0.06       $      0.08   $      0.05   $      0.01
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                              1.18             (3.82)        (4.54)        (0.99)
                                                             -----------       -----------   -----------   -----------
    Total from investment operations                         $      1.24       $     (3.74)  $     (4.49)  $     (0.98)
                                                             -----------       -----------   -----------   -----------
Less distributions declared to shareholders
  From net investment income                                 $     (0.10)      $     (0.05)  $     (0.01)  $     (0.03)
  From net realized gain on investments and foreign
    currency transactions                                             --                --         (4.19)        (2.95)
  In excess of net realized gain on investments and
    foreign currency transactions                                     --                --         (0.03)           --
                                                             -----------       -----------   -----------   -----------
Total distributions declared to shareholders                 $     (0.10)      $     (0.05)  $     (4.23)  $     (2.98)
                                                             -----------       -----------   -----------   -----------
Net asset value  end of period                               $     12.28       $     11.14   $     14.93   $     23.65
                                                             ===========       ===========   ===========   ===========
Total return++                                                     11.19%**++       (25.11)%      (21.40)%       (4.10)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.82%+            0.78%         0.76%         0.74%
  Net investment income                                             1.03%+            0.61%         0.28%         0.03%
Portfolio turnover                                                    38%               98%           89%           95%
Net assets at end of period (000 Omitted)                    $   449,441       $   458,394   $   826,315   $ 1,209,927

                                                                  RESEARCH SERIES
                                                             -------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                             -------------------------
INITIAL CLASS SHARES                                             1999          1998
                                                             -----------   -----------
Per share data (for a share outstanding throughout each
 period):(Unaudited)

Net asset value -- beginning of period                       $     23.02   $     19.43
                                                             -----------   -----------
Income (loss) from investment operations# --
  Net investment income                                      $      0.03   $      0.08
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                            5.37          4.44
                                                             -----------   -----------
Total from investment operations                             $      5.40   $      4.52
                                                             -----------   -----------
Less distributions declared to shareholders
  From net investment income                                 $     (0.07)  $     (0.05)
  From net realized gain on investments and foreign
    currency transactions                                          (0.74)        (0.88)
  In excess of net realized gain on investments and
    foreign currency transactions                                     --            --
                                                             -----------   -----------
Total distributions declared to shareholders                 $     (0.81)  $     (0.93)
                                                             -----------   -----------
Net asset value  end of period                               $     27.61   $     23.02
                                                             ===========   ===========
Total return++                                                     24.14%        23.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.75%         0.76%
  Net investment income                                             0.14%         0.37%
Portfolio turnover                                                    94%           81%
Net assets at end of period (000 Omitted)                    $ 1,245,431   $   988,280

                                                                            RESEARCH SERIES
                                                            ---------------------------------------------
                                                            SIX MONTHS ENDED
                                                                 JUNE 30,      YEAR ENDED    PERIOD ENDED
                                                                  2003        DECEMBER 31,   DECEMBER 31,
SERVICE CLASS SHARES                                           (UNAUDITED)        2002          2001*
                                                            ----------------  ------------   ------------
Per share data (for a share outstanding throughout each
 period):

Net asset value -- beginning of period                       $     11.09       $     14.91   $     15.42
                                                             -----------       -----------   -----------
Income (loss) from investment operations# --
  Net investment income                                      $      0.04       $      0.06   $      0.01
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                             1.19             (3.83)        (0.52)
                                                             -----------       -----------   -----------
    Total from investment operations                         $      1.23       $     (3.77)  $     (0.51)
                                                             -----------       -----------   -----------
Less distributions declared to shareholders from net
 investment income                                           $     (0.08)      $     (0.05)  $        --
                                                             -----------       -----------   -----------
  Net asset value  end of period                             $     12.24       $     11.09   $     14.91
                                                             ===========       ===========   ===========
Total return++                                                     11.12%**++       (25.36)%       (3.31)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.07%+            1.03%         1.01%+
  Net investment income                                             0.79%+            0.48%         0.17%+
Portfolio turnover                                                    38%               98%           89%
Net assets at end of period (000 Omitted)                    $     9,091       $     7,134   $     3,109

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 **The series' total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statements of Operations. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the six months ended June 30, 2003 would have been 10.68% and 10.60% for Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                              TOTAL RETURN SERIES
                                                             -------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2003   ---------------------------------------
INITIAL CLASS SHARES                                          (UNAUDITED)       2002           2001         2000
                                                             -------------   -----------   -----------   -----------
Per share data (for a share outstanding throughout each
 period):
Net asset value, beginning of period                         $     15.90     $     17.95   $     19.69   $     18.76
                                                             -----------     -----------   -----------   -----------
Income (loss) from investment operations# --
  Net investment income^                                     $      0.20     $      0.50   $      0.57   $      0.66
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                             1.09           (1.44)        (0.46)         2.20
                                                             -----------     -----------   -----------   -----------
    Total from investment operations                         $      1.29     $     (0.94)  $      0.11   $      2.86
                                                             -----------     -----------   -----------   -----------
Less distributions declared to shareholders --
  From net investment income                                 $     (0.56)    $     (0.55)  $     (0.66)  $     (0.71)
  From net realized gain on investments and foreign
   currency transactions                                              --           (0.47)        (1.19)        (1.22)
  In excess of net realized gain on investments and foreign
   currency transactions                                              --           (0.09)           --            --
                                                             -----------     -----------   -----------   -----------
     Total distributions declared to shareholders            $     (0.56)    $     (1.11)  $     (1.85)  $     (1.93)
                                                             -----------     -----------   -----------   -----------
Net asset value, end of period                               $     16.63     $     15.90   $     17.95   $     19.69
                                                             ===========     ===========   ===========   ===========
Total return++                                                      8.23%++        (5.69)%        0.52%        16.77%
Ratios (to average net assets) and Supplemental data:
  Expenses##                                                        0.72%+          0.70%         0.70%         0.70%
  Net investment income^                                            2.56%+          2.95%         3.13%         3.60%
Portfolio turnover                                                    34%             82%          101%           94%
Net assets at end of period (000 Omitted)                    $ 1,572,225     $ 1,571,494   $ 1,872,185   $ 1,841,586

                                                                TOTAL RETURN SERIES
                                                             -------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                             -------------------------
INITIAL CLASS SHARES                                             1999         1998
                                                              -----------  -----------
Per share data (for a share outstanding throughout each
 period):
Net asset value, beginning of period                         $     21.26   $     21.32
                                                             -----------   -----------

Income (loss) from investment operations# --
  Net investment income^                                     $      0.65   $      0.73
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                 0.04          1.67
                                                             -----------   -----------
    Total from investment operations                         $      0.69   $      2.40
                                                             -----------   -----------
Less distributions declared to shareholders --
  From net investment income                                 $     (0.71)  $     (0.69)
  From net realized gain on investments and foreign currency
   transactions                                                    (2.48)        (1.77)
  In excess of net realized gain on investments and foreign
   currency transactions                                              --            --
                                                             -----------   -----------
     Total distributions declared to shareholders            $     (3.19)  $     (2.46)
                                                             -----------   -----------
Net asset value, end of period                               $     18.76   $     21.26
                                                             ===========   ===========

Total return++                                                      2.84%        11.71%
Ratios (to average net assets) and Supplemental data:
  Expenses##                                                        0.69%         0.70%
  Net investment income^                                            3.30%         3.47%
Portfolio turnover                                                   113%          116%
Net assets at end of period (000 Omitted)                    $ 1,879,946   $ 1,942,111

                                                                           TOTAL RETURN SERIES
                                                             -------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED          YEAR ENDED   PERIOD ENDED
                                                             JUNE 30, 2003     DECEMBER 31,  DECEMBER 31,
SERVICE CLASS SHARES                                          (UNAUDITED)          2002          2001*
                                                             -------------     ------------  ------------
Per share data (for a share outstanding throughout each
 period):
Net asset value, beginning of period                         $     15.85       $     17.93   $     17.94
                                                             -----------       -----------   -----------
Income (loss) from investment operations# --
  Net investment income^^                                    $      0.18       $      0.45   $      0.33
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                             1.07             (1.43)        (0.34)
                                                             -----------       -----------   -----------
    Total from investment operations                         $      1.25       $     (0.98)  $     (0.01)
                                                             -----------       -----------   -----------
Less distributions declared to shareholders --
  From net investment income                                 $     (0.53)      $     (0.54)  $        --
  From net realized gain on investments and foreign
   currency transactions                                              --             (0.47)           --
  In excess of net realized gain on investments and
   foreign currency transactions                                      --             (0.09)           --
                                                             -----------       -----------   -----------
    Total distributions declared to shareholders             $     (0.53)      $     (1.10)  $        --
                                                             -----------       -----------   -----------
Net asset value, end of period                               $     16.57       $     15.85   $     17.93
                                                             ===========       ===========   ===========
Total return++                                                      8.03%@           (5.88)%       (0.06)%@
Ratios (to average net assets) and Supplemental data:
  Expenses##                                                        0.97%+            0.95%         0.97%+
  Net investment income^^                                           2.29%+            2.77%         2.35%+
Portfolio turnover                                                    34%               82%          101%
Net assets at end of period (000 Omitted)                    $   194,855       $   152,768   $    39,015

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
  @Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
   Inclusion of these charges would reduce the total return figures for all periods shown.
  ^As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 31, 2001, have not been restated to reflect this change in presentation.
 ^^As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 31, 2001, have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                 UTILITIES SERIES
                                                             ---------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2003   -----------------------------------------
INITIAL CLASS SHARES                                          (UNAUDITED)        2002         2001             2000
                                                             -------------   -----------   -----------     -----------
Per share data (for a share outstanding throughout each
 period):
Net asset value  beginning of period                         $      9.28     $     12.61   $     19.08     $     19.84
                                                             -----------     -----------   -----------     -----------
Income (loss) from investment operations#^ --
  Net investment income                                      $      0.13     $      0.26   $      0.35     $      0.80
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                             1.82           (3.22)        (4.46)           0.49
                                                             -----------     -----------   -----------     -----------
    Total from investment operations                         $      1.95     $     (2.96)  $     (4.11)    $      1.29
                                                             -----------     -----------   -----------     -----------
Less distributions declared to shareholders --
  From net investment income                                 $     (0.34)    $     (0.37)  $     (0.63)    $     (0.24)
  From net realized gain on investments and foreign currency
   transactions                                                       --              --         (1.71)          (1.81)
  In excess of net investment income                                  --              --         (0.00)@@           --
  In excess of net realized gain on investments and foreign
   currency transactions                                              --              --         (0.02)             --
                                                             -----------     -----------   -----------     -----------
    Total distributions declared to shareholders             $     (0.34)    $     (0.37)  $     (2.36)    $     (2.05)
                                                             -----------     -----------   -----------     -----------
Net asset value -- end of period                             $     10.89     $      9.28   $     12.61     $     19.08
                                                             ===========     ===========   ===========     ===========

Total return++                                                     21.33%@        (23.87)%      (24.34)%          7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.86%+          0.82%         0.78%           0.80%
  Net investment income^                                            2.70%+          2.55%         2.25%           4.11%
Portfolio turnover                                                    76%             79%          104%            118%
Net assets at end of period (000 Omitted)                    $   268,243     $   241,772   $   467,632     $   622,564

                                                                  UTILITIES SERIES
                                                             -------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                             -------------------------
                                                                 1999           1998
                                                             -----------   -----------
Per share data (for a share outstanding throughout each
 period):
Net asset value -- beginning of period                       $     17.08   $     16.41
                                                             -----------   -----------

Income (loss) from investment operations#^ --
  Net investment income                                      $      0.35   $      0.44
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                             4.52          2.30
                                                             -----------   -----------
    Total from investment operations                         $      4.87   $      2.74
                                                             -----------   -----------
Less distributions declared to shareholders --
  From net investment income                                 $    (0.30)   $    (0.31)
  From net realized gain on investments and foreign currency
   transactions                                                    (1.81)        (1.76)
  In excess of net investment income                                  --            --
  In excess of net realized gain on investments and foreign
   currency transactions                                              --            --
                                                             -----------   -----------
    Total distributions declared to shareholders             $    (2.11)   $     (2.07)
                                                             -----------   -----------
Net asset value  end of period                               $     19.84   $     17.08
                                                             ===========   ===========

Total return++                                                     31.30%        17.54%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.82%         0.86%
  Net investment income^                                            2.01%         2.68%
Portfolio turnover                                                   139%          148%
Net assets at end of period (000 Omitted)                    $   408,901   $   226,292

                                                                           UTILITIES SERIES
                                                             --------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED          YEAR ENDED   PERIOD ENDED
                                                             JUNE 30, 2003     DECEMBER 31,  DECEMBER 31,
SERVICE CLASS SHARES                                          (UNAUDITED)          2002         2001*
                                                             -------------     ------------  ------------
Per share data (for a share outstanding throughout each
 period):
Net asset value -- beginning of period                       $      9.24       $     12.59   $     14.01
                                                             -----------       -----------   -----------
Income (loss) from investment operations# ^^
  Net investment income                                      $      0.12       $      0.24   $      0.08
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                 1.81             (3.22)        (1.50)
                                                             -----------       -----------   -----------
    Total from investment operations                         $      1.93       $     (2.98)  $     (1.42)
                                                             -----------       -----------   -----------
Less distributions declared to shareholders from net
 investment income                                           $     (0.32)      $     (0.37)  $        --
                                                             -----------       -----------   -----------
Net asset value  end of period                               $     10.85       $      9.24   $     12.59
                                                             ===========       ===========   ===========
Total return++                                                     21.17%@          (24.09)%      (10.14)%@
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.11%+            1.07%         1.05%+
  Net investment income^^                                           2.42%+            2.41%         1.60%+
Portfolio turnover                                                    76%               79%          104%
Net assets at end of period (000 Omitted)                    $    16,584       $    12,763   $     7,919

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
  @Not annualized.
 @@Per share amount was less than $(0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ^^As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series*, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Governments Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

Written Options -- The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans -- State Street Bank and Trust Company ("State Street") and JP Morgan Chase & Co. ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Each series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. Each series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.

                                                 CAPITAL      EMERGING      GLOBAL        GLOBAL           MANAGED
                                               APPRECIATION    GROWTH       GROWTH   TELECOMMUNICATIONS    SECTORS
                                                  SERIES       SERIES       SERIES        SERIES           SERIES
     --------------------------------------------------------------------------------------------------------------
     Balance credits                            $      512   $      411   $       --     $        16     $       --
     Directed brokerage credits                     17,387       15,180        2,122              --            379
                                                ----------   ----------   ----------     -----------     ----------
     Total                                      $   17,899   $   15,591   $    2,122     $        16     $      379
                                                ==========   ==========   ==========     ===========     ==========

                                              MASSACHUSETTS
                                                INVESTORS      MID CAP                     TOTAL
                                                  TRUST        GROWTH      RESEARCH        RETURN        UTILITIES
                                                 SERIES        SERIES       SERIES         SERIES          SERIES
     --------------------------------------------------------------------------------------------------------------
     Balance credits                            $       --   $       42   $        4     $     1,675     $       --
     Directed brokerage credits                     27,808           --        5,642           8,326          1,538
                                                ----------   ----------   ----------     -----------     ----------
     Total                                      $   27,808   $       42   $    5,646     $    10,001     $    1,538
                                                ==========   ==========   ==========     ===========     ==========

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2002 and December 31, 2001 was as follows:

          CAPITAL APPRECIATION SERIES           DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $    1,593,656      $  140,701,655
          Long-term capital gain                              --         419,801,605
                                                  --------------      --------------
                                                  $    1,593,656      $  560,503,260
                                                  ==============      ==============

          EMERGING GROWTH SERIES                DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $           --      $           --
          Long-term capital gain                              --         185,793,861
                                                  --------------      --------------
                                                  $           --      $  185,793,861
                                                  ==============      ==============

          GLOBAL GROWTH SERIES                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $      610,272      $   53,916,411
          Long-term capital gain                              --          66,867,375
                                                  --------------      --------------
                                                  $      610,272      $  120,783,786
                                                  ==============      ==============

          GLOBAL TELECOMMUNICATIONS SERIES      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $           --      $        1,648
          Long-term capital gain                              --                  --
                                                  --------------      --------------
                                                  $           --      $        1,648
                                                  ==============      ==============

          MANAGED SECTORS SERIES                DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $           --      $   45,781,402
          Long-term capital gain                              --          20,130,817
                                                  --------------      --------------
                                                  $           --      $   65,912,219
                                                  ==============      ==============

          MASSACHUSETTS INVESTORS TRUST SERIES  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $   15,218,978      $   43,046,384
          Long-term capital gain                              --         147,058,227
                                                  --------------      --------------
                                                  $   15,218,978      $  190,104,611
                                                  ==============      ==============

          MID CAP GROWTH SERIES                 DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $           --      $      260,803
          Long-term capital gain                              --                  --
                                                  --------------      --------------
                                                  $           --      $      260,803
                                                  ==============      ==============

          RESEARCH SERIES                       DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $    2,669,846      $   14,500,351
          Long-term capital gain                              --         195,142,158
                                                  --------------      --------------
                                                  $    2,669,846      $  209,642,509
                                                  ==============      ==============

          TOTAL RETURN SERIES                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $   87,978,356      $   84,187,398
          Long-term capital gain                      32,999,423          92,812,309
                                                  --------------      --------------
                                                  $  120,977,779      $  176,999,707
                                                  ==============      ==============

          UTILITIES SERIES                      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                -------------------------------------
          Distributions declared from:
          Ordinary income                         $   12,824,759      $   61,157,396
          Long-term capital gain                              --          19,170,544
                                                  --------------      --------------
                                                  $   12,824,759      $   80,327,940
                                                  ==============      ==============

As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                CAPITAL            EMERGING           GLOBAL
                                                              APPRECIATION          GROWTH            GROWTH
                                                                 SERIES             SERIES            SERIES
          ------------------------------------------------------------------------------------------------------
          Undistributed ordinary income                      $          --      $           --    $      814,533
          Undistributed long-term capital gain                          --                  --                --
          Capital loss carryforward                           (748,392,166)       (519,778,976)     (128,579,871)
          Unrealized loss                                     (147,609,968)        (70,786,569)      (20,169,665)
          Other temporary differences                                   --                  --           (22,473)

                                                                 GLOBAL             MANAGED       MASSACHUSETTS
                                                            TELECOMMUNICATIONS      SECTORS      INVESTORS TRUST
                                                                 SERIES             SERIES            SERIES
          ------------------------------------------------------------------------------------------------------
          Undistributed ordinary income                      $          --      $           --    $   12,836,223
          Undistributed long-term capital gain                          --                  --                --
          Capital loss carryforward                             (2,972,224)       (219,570,694)     (409,002,132)
          Unrealized loss                                         (465,922)         (3,201,787)     (153,854,513)
          Other temporary differences                                   --                  --                --

                                                                MID CAP            RESEARCH        TOTAL RETURN       UTILITIES
                                                             GROWTH SERIES          SERIES            SERIES           SERIES
          -----------------------------------------------------------------------------------------------------------------------
          Undistributed ordinary income                      $          --      $    3,833,256    $   57,518,225   $    8,553,168
          Undistributed long-term capital gain                          --                  --                --               --
          Capital loss carryforward                            (58,204,884)       (329,784,640)      (58,395,695)    (240,766,641)
          Unrealized loss                                       (5,052,526)        (58,438,149)      (86,820,580)     (45,901,055)
          Other temporary differences                                   --                  --                --          (85,984)

At December 31, 2002, each series, for federal income tax purposes, had capital loss carry-forwards, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                CAPITAL APPRECIATION   EMERGING GROWTH  GLOBAL GROWTH   GLOBAL TELECOMMUNICATIONS  MANAGED SECTORS
      EXPIRATION DATE                   SERIES              SERIES          SERIES                SERIES               SERIES
      ----------------------------------------------------------------------------------------------------------------------------
      December 31, 2008            $          --        $           --  $           --          $      26,433      $          --
      December 31, 2009              400,122,192           290,551,109      82,832,574              1,498,738         162,513,686
      December 31, 2010              348,269,974           229,227,867      45,747,297              1,447,053         57,057,008
                                   -------------          ------------  --------------          -------------      --------------
      Total                        $ 748,392,166        $  519,778,976  $  128,579,871          $   2,972,224      $  219,570,694
                                   =============          ============  ==============          =============      ==============

                               MASSACHUSETTS INVESTORS      MID CAP        RESEARCH             TOTAL RETURN         UTILITIES
      EXPIRATION DATE                TRUST SERIES        GROWTH SERIES      SERIES                 SERIES              SERIES
      ----------------------------------------------------------------------------------------------------------------------------
      December 31, 2009            $ 201,118,577        $    3,774,373  $  167,921,896          $          --      $ 117,718,234
      December 31, 2010              207,883,555            54,430,511     161,862,744             58,395,695        123,048,407
                                   -------------          ------------  --------------          -------------      -------------
      Total                        $ 409,002,132        $   58,204,884  $  329,784,640          $  58,395,695      $ 240,766,641
                                   =============        ==============  ==============          =============      =============

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                MANAGEMENT     EXPENSE
                                                                   FEES      LIMITATIONS
           -----------------------------------------------------------------------------
           Capital Appreciation Series                            0.75%*       1.25%
           Emerging Growth Series                                 0.75%*        N/A
           Global Growth Series                                   0.90%         N/A
           Global Telecommunications Series                       1.00%        0.25%
           Managed Sectors Series                                 0.75%*       1.25%
           Massachusetts Investors Trust Series                   0.55%        1.25%
           Mid Cap Growth Series                                  0.75%         N/A
           Research Series                                        0.75%*        N/A
           Total Return Series                                    0.75%*       1.25%
           Utilities Series                                       0.75%*        N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications Series' operating expenses exclusive of management and distribution fees such that the series' other expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statements of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

           First $2 billion                             0.0175%
           Next $2.5 billion                            0.0130%
           Next $2.5 billion                            0.0005%
           In excess of $7 billion                      0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover its marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                          CAPITAL        EMERGING         GLOBAL          GLOBAL
                                                       APPRECIATION       GROWTH          GROWTH    TELECOMMUNICATIONS
                                                          SERIES          SERIES          SERIES          SERIES
----------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)         $  262,345,023  $  172,922,999  $  76,803,914    $     841,842
                                                     ==============  ==============  =============    =============
Sales
Investments (non-U.S. government securities)         $  303,486,499  $  206,752,603  $  90,991,748    $     873,910
                                                     ==============  ==============  =============    =============

                                                                     MASSACHUSETTS
                                                        MANAGED        INVESTORS        MID CAP
                                                        SECTORS          TRUST          GROWTH          RESEARCH
                                                        SERIES          SERIES          SERIES           SERIES
-------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)         $   50,380,465  $  391,534,524  $  29,014,850    $ 166,842,152
                                                     ==============  ==============  =============    =============
Sales
Investments (non-U.S. government securities)         $   68,298,219  $  488,566,688  $  26,065,287    $ 212,399,217
                                                     ==============  ==============  =============    =============

                                                         TOTAL
                                                         RETURN         UTILITIES
                                                         SERIES          SERIES
-----------------------------------------------------------------------------------
Purchases
U.S. government securities                           $  237,864,895  $    2,567,256
                                                     --------------  --------------
Investments (non-U.S. government securities)         $  316,196,166  $  188,422,983
                                                     ==============  ==============

Sales
U.S. government securities                           $  280,363,624  $    7,840,632
                                                     --------------  --------------
Investments (non-U.S. government securities)         $  325,581,419  $  193,122,884
                                                     ==============  ==============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                    CAPITAL         EMERGING         GLOBAL              GLOBAL
                                                 APPRECIATION        GROWTH          GROWTH        TELECOMMUNICATIONS
                                                    SERIES           SERIES          SERIES              SERIES
---------------------------------------------------------------------------------------------------------------------
Aggregate cost                                  $    721,441,789  $    479,123,578  $ 173,384,225      $    2,050,861
                                                ================  ================  =============      ==============
Gross unrealized appreciation                         46,495,589        14,636,550      9,947,734              65,167
Gross unrealized depreciation                        (57,882,023)      (23,718,563)    (7,763,145)            (69,986)
                                                -----------------  ----------------  -------------      --------------
  Net unrealized appreciation (depreciation)    $    (11,386,434) $     (9,082,013) $   2,184,589      $       (4,819)
                                                ================  ================  =============      ==============

                                                    MANAGED      MASSACHUSETTS         MID CAP
                                                    SECTORS        INVESTORS            GROWTH            RESEARCH
                                                     SERIES       TRUST SERIES          SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------
Aggregate cost                                  $    144,095,179  $  1,186,973,044  $  63,119,739      $  460,301,360
                                                ================  ================  =============      ==============
Gross unrealized appreciation                         19,211,217        19,731,628      6,898,315          25,661,957
Gross unrealized depreciation                         (1,471,676)      (43,136,208)    (2,038,999)        (21,732,230)
                                                ----------------  ----------------  -------------      --------------
  Net unrealized appreciation (depreciation)    $     17,739,541  $    (23,404,580) $   4,859,316      $    3,929,727
                                                ================  ================  =============      ==============

                                                     TOTAL
                                                     RETURN         UTILITIES
                                                     SERIES          SERIES
--------------------------------------------------------------------------------
Aggregate cost                                  $  1,884,404,681  $  304,373,085
                                                ================  ==============
Gross unrealized appreciation                         90,570,412      24,993,519
Gross unrealized depreciation                        (59,451,615)    (11,353,689)
                                                ----------------  --------------
  Net unrealized appreciation                   $     31,118,797  $   13,639,830
                                                ================  ==============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                  CAPITAL APPRECIATION SERIES
                                                                -----------------------------------------------------------------
                                                                                         INITIAL CLASS
                                                                -----------------------------------------------------------------
                                                                      SIX MONTHS ENDED                      YEAR ENDED
                                                                        JUNE 30, 2003                    DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         18,536,711   $  262,633,909       42,474,155   $  682,946,501
Shares issued to shareholders in reinvestment of distributions              --               --           90,906        1,565,403
Shares redeemed                                                    (23,269,328)    (327,535,900)     (55,840,522)    (889,386,800)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                           (4,732,617)  $  (64,901,991)     (13,275,461)  $ (204,874,896)
                                                                ==============   ==============   ==============   ==============

                                                                                  CAPITAL APPRECIATION SERIES
                                                                -----------------------------------------------------------------
                                                                                         SERVICE CLASS
                                                                -----------------------------------------------------------------
                                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                                        JUNE 30, 2003                    DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          1,645,796   $   23,394,749        3,381,409   $   53,439,768
Shares issued to shareholders in reinvestment of distributions              --               --            1,644           28,253
Shares redeemed                                                     (1,539,082)     (21,765,209)      (2,382,212)     (36,613,620)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                              106,714   $    1,629,540        1,000,841   $   16,854,401
                                                                ==============   ==============   ==============   ==============

                                                                                       EMERGING GROWTH SERIES
                                                                -----------------------------------------------------------------
                                                                                           INITIAL CLASS
                                                                -----------------------------------------------------------------
                                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                                          JUNE 30, 2003                     DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          8,458,869   $   95,504,842       20,253,765   $  253,927,926
Shares redeemed                                                    (12,667,595)    (140,573,878)     (34,253,773)    (423,717,122)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                           (4,208,726)  $  (45,069,036)     (14,000,008)  $ (169,789,196)
                                                                ==============   ==============   ==============   ==============

                                                                                       EMERGING GROWTH SERIES
                                                                -----------------------------------------------------------------
                                                                                          SERVICE CLASS
                                                                -----------------------------------------------------------------
                                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                                           JUNE 30, 2003                  DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                    SHARES           AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          1,101,779   $   12,289,310        2,228,880   $   27,843,598
Shares redeemed                                                     (1,053,107)     (11,682,128)      (1,558,799)     (18,550,199)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                               48,672   $      607,182          670,081   $    9,293,399
                                                                ==============   ==============   ==============   ==============

                                                                                       GLOBAL GROWTH SERIES
                                                                -----------------------------------------------------------------
                                                                                           INITIAL CLASS
                                                                -----------------------------------------------------------------
                                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                                          JUNE 30, 2003                     DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          1,409,952   $   11,961,956        3,856,438   $   33,369,620
Shares issued to shareholders in reinvestment of distributions          95,459          802,813           62,880          603,651
Shares redeemed                                                     (3,852,822)     (31,175,942)     (10,934,299)     (95,476,070)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                           (2,347,411)  $  (18,411,173)      (7,014,981)  $  (61,502,799)
                                                                ==============   ==============   ==============   ==============

                                                                                       GLOBAL GROWTH SERIES
                                                                -----------------------------------------------------------------
                                                                                          SERVICE CLASS
                                                                -----------------------------------------------------------------
                                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                                           JUNE 30, 2003                  DECEMBER 31, 2002
                                                                -------------------------------   -------------------------------
                                                                    SHARES           AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            805,027   $    6,727,311        1,758,881   $   15,293,619
Shares issued to shareholders in reinvestment of distributions           1,469           12,306              692            6,621
Shares redeemed                                                       (787,148)      (6,557,102)      (1,426,430)     (12,370,376)
                                                                --------------   --------------   --------------   --------------
  Net increase (decrease)                                               19,348   $      182,515          333,143   $    2,929,864
                                                                ==============   ==============   ==============   ==============

                                                        GLOBAL TELECOMMUNICATIONS SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   208,303    $       529,597            540,301    $     1,476,172
Shares redeemed                              (223,317)          (555,650)          (665,137)        (1,709,386)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     (15,014)   $       (26,053)          (124,836)   $      (233,214)
                                      ===============    ===============    ===============    ===============

                                                        GLOBAL TELECOMMUNICATIONS SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                    60,486    $       148,148            164,824    $       455,162
Shares redeemed                               (44,220)          (108,169)           (66,403)          (163,614)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                      16,266    $        39,979             98,421    $       291,548
                                      ===============    ===============    ===============    ===============

                                                              MANAGED SECTORS SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   642,542    $     9,243,952          1,963,693    $    29,198,203
Shares redeemed                            (1,994,991)       (27,263,873)        (6,051,645)       (90,422,441)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  (1,352,449)   $   (18,019,921)        (4,087,952)   $   (61,224,238)
                                      ===============    ===============    ===============    ===============

                                                              MANAGED SECTORS SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                    67,472    $       949,077            220,169    $     3,327,852
Shares redeemed                               (64,004)          (920,089)           (90,626)        (1,261,743)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                       3,468    $        28,988            129,543    $     2,066,109
                                      ===============    ===============    ===============    ===============

                                                      MASSACHUSETTS INVESTORS TRUST SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 8,480,129    $   183,576,389         21,194,992    $   495,701,108
Shares issued to shareholders in
  reinvestment of distributions               562,444         12,283,774            590,015         14,827,084
Shares redeemed                           (13,764,521)      (293,383,758)       (35,897,100)      (833,050,961)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  (4,721,948)   $   (97,523,595)       (14,112,093)   $  (322,522,769)
                                      ===============    ===============    ===============    ===============

                                                      MASSACHUSETTS INVESTORS TRUST SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 1,982,465    $    42,562,591          4,095,094    $    95,430,886
Shares issued to shareholders in
  reinvestment of distributions                25,821            562,379             15,626            391,897
Shares redeemed                            (1,715,859)       (36,742,816)        (2,437,421)       (54,803,923)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     292,427    $     6,382,154          1,673,299    $    41,018,860
                                      ===============    ===============    ===============    ===============

                                                                MID CAP GROWTH SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 4,132,381    $    16,903,878          9,620,735    $    45,939,404
Shares redeemed                            (3,935,135)       (15,344,597)        (9,610,707)       (43,188,070)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase                                197,246    $     1,559,281             10,028    $     2,751,334
                                      ===============    ===============    ===============    ===============

                                                                MID CAP GROWTH SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 2,131,329    $     9,982,134          5,553,162    $    25,963,163
Shares redeemed                            (1,377,400)        (6,782,702)        (2,731,972)       (10,964,635)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase                                753,929    $     3,199,432          2,821,190    $    14,998,528
                                      ===============    ===============    ===============    ===============

                                                                  RESEARCH SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 2,645,152    $    31,323,671          7,745,297    $    96,759,973
Shares issued to shareholders in
  reinvestment of distributions               323,080          3,780,030            190,922          2,646,176
Shares redeemed                            (7,537,880)       (85,600,688)       (22,112,692)      (275,035,840)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  (4,569,648)   $   (50,496,987)       (14,176,473)   $  (175,629,691)
                                      ===============    ===============    ===============    ===============

                                                                  RESEARCH SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   351,180    $     4,129,137            777,100    $     9,978,777
Shares issued to shareholders in
  reinvestment of distributions                 4,608             53,733              1,711             23,670
Shares redeemed                              (256,290)        (2,989,696)          (343,961)        (4,015,469)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                      99,498    $     1,193,174            434,850    $     5,986,978
                                      ===============    ===============    ===============    ===============

                                                                 TOTAL RETURN SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 8,444,346    $   136,281,650         27,552,402    $   458,385,379
Shares issued to shareholders in
  reinvestment of distributions             3,226,008         51,583,867          6,686,488        114,806,974
Shares redeemed                           (15,946,276)      (254,627,343)       (39,696,095)      (650,964,298)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  (4,275,922)   $   (66,761,826)        (5,457,205)   $   (77,771,945)
                                      ===============    ===============    ===============    ===============

                                                                 TOTAL RETURN SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 4,486,288    $    72,498,654         11,179,458    $   187,090,249
Shares issued to shareholders in
  reinvestment of distributions               351,142          5,597,210            360,023          6,170,805
Shares redeemed                            (2,720,915)       (43,851,833)        (4,074,091)       (65,413,210)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                   2,116,515    $    34,244,031          7,465,390    $   127,847,844
                                      ===============    ===============    ===============    ===============

                                                                  UTILITIES SERIES
                                      ------------------------------------------------------------------------
                                                                   INITIAL CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 3,431,567    $    34,967,988          7,281,139    $    72,443,492
Shares issued to shareholders in
  reinvestment of distributions               812,301          8,106,761          1,156,656         12,376,218
Shares redeemed                            (5,662,166)       (55,995,170)       (19,463,689)      (192,365,678)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  (1,418,298)   $   (12,920,421)       (11,025,894)   $  (107,545,968)
                                      ===============    ===============    ===============    ===============

                                                                  UTILITIES SERIES
                                      ------------------------------------------------------------------------
                                                                   SERVICE CLASS
                                      ------------------------------------------------------------------------
                                               SIX MONTHS ENDED                        YEAR ENDED
                                                JUNE 30, 2003                       DECEMBER 31, 2002
                                      ------------------------------------------------------------------------
                                          SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   717,368    $     7,132,216          1,829,644    $    18,612,930
Shares issued to shareholders in
  reinvestment of distributions                45,300            450,737             41,998            448,541
Shares redeemed                              (615,463)        (6,139,629)        (1,119,354)       (10,548,532)
                                      ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                     147,205    $     1,443,324            752,288    $     8,512,939
                                      ===============    ===============    ===============    ===============

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily un-used portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2003, were as follows:

                                                                   COMMITMENT FEE
          -----------------------------------------------------------------------
          Capital Appreciation Series                                $ 2,460
          Emerging Growth Series                                       1,072
          Global Growth Series                                           531
          Global Telecommunications Series                                 7
          Managed Sectors Series                                         522
          Massachusetts Investors Trust Series                         3,542
          Mid Cap Growth Series                                          193
          Research Series                                                882
          Total Return Series                                          5,866
          Utilities Series                                               925

Each series had no significant borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS - EMERGING GROWTH SERIES

                                                                   NUMBER OF       PREMIUMS
                                                                   CONTRACTS       RECEIVED
                                                                 -------------   -------------
               Outstanding, beginning of period                       677         $  111,692
               Options written                                      6,316            825,657
               Options terminated in closing transactions            (364)           (24,427)
               Options expired                                     (4,438)          (575,058)
                                                                  ---------       ----------
               Outstanding, end of period                           2,191         $  337,864
                                                                  =========       ==========

At June 30, 2003, the Emerging Growth Series had sufficient cash and/or securities at least equal to the value of the written options.

This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
   Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
   Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
   Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield, Trustee (since May 1997) (born 1/8/40)
   Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop, Trustee (since May 2001) (born 1/13/43)
   AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation
   (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles, Trustee (since May 2001) (born 3/12/42)
   McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
   2000).

Derwyn F. Phillips, Trustee (since April 1986) (born 8/31/30)
   Retired.

Robert G. Steinhart, Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright, Trustee (since May 2001) (born 7/21/48)
   Hawaii Small Business Development Center, Kaua'i Center, Center Director (since May 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston, Trustee Emeritus (born 4/28/26)
   Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
   Massachusetts Financial Services Company, Chief Executive Officer and
   Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
   Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
   Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
   Assistant Treasurer Massachusetts Financial Services Company, Vice President (since April 2003); Brown Brothers Harriman & Co., Senior Vice President (November 2002 to April 2003); ING Groep N.V./Aeltus Investment Management, Senior Vice President (prior to November 2002)

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
   Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
   Massachusetts Financial Services Company, Senior Vice President (since July
   2002); The Bank of New York, Senior Vice President (September 2000 to July
   2002); Lexington Global Asset Managers, Inc., Executive Vice President and Chief Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
   Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
   Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

    The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

    All Trustees currently serve as Trustees of each Fund and have served in that capacity continuously since originally elected or appointed.

    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.

    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++

William J. Adams
S. Irfan Ali
David A. Antonelli
David M. Calabro
James Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Don Pitcher
Mike Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas D. Smithie
James Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

++MFS Investment Management(R)

(C) 2003 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.02116.

                                                              SUNB-SEM-8/03 198M

MFS(R)/SUN LIFE SERIES TRUST

SEMIANNUAL REPORT - JUNE 30, 2003


CAPITAL OPPORTUNITIES SERIES
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
MID CAP VALUE SERIES
NEW DISCOVERY SERIES
RESEARCH GROWTH AND INCOME SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
STRATEGIC VALUE SERIES
TECHNOLOGY SERIES
VALUE SERIES

TABLE OF CONTENTS

Letter from the Chairman                                                 1

Management Reviews                                                       2

Performance Summary                                                      9

Portfolio of Investments                                                12

Financial Statements                                                    34

Notes to Financial Statements                                           51

Board of Managers and Officers                                  Back Cover


   NOT FDIC INSURED        MAY LOSE VALUE             NO BANK GUARANTEE
   NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,
We believe that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

MFS has structured its equity and fixed-income investment teams to capitalize on the strength of its investment process and the global reach of analysts based around the world. The global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. The U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe this structure will enable the firm to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of MFS' environment of collaboration between research analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. The goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe this collaborative environment allows MFS to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe this structure assures that the analysts maintain their peripheral vision rather than become too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, the entire MFS research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When MFS hires new analysts, the firm requires them to spend an average of one year in Boston to learn the company's culture and to build relationships with their peers. This interaction among the analysts fosters a collaborative process that we believe is essential to deliver investment performance for our investors. The analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, the equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, the equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, the firm's fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to obtain a more complete view of a company.

WORKING TOGETHER

Portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of the team is involved in our investment process. In fact, the portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. The portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, this culture empowers the members of the investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and Sun Life, and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

July 21, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MARKET ENVIRONMENT DURING THE PERIOD

During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

MANAGEMENT REVIEWS

CAPITAL OPPORTUNITIES SERIES
For the six months ended June 30, 2003, the series provided a total return of 14.12% for Initial Class shares and 13.91% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 11.75% over the same period for the series' benchmark, the Standard &Poor's 500 Stock Index. The S&P 500 is a commonly used measure of the broad stock market. Over the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 12.03%.

MORE POSITIVE MARKET ENVIRONMENT

Investment selection is the primary driver for series' performance. We choose stocks based on the opportunities our analysts uncover, regardless of market capitalization or industry sector. Series results for the past six months were primarily attributable to how well individual investments performed.

STRONG PERFORMANCE FROM SELECTED SECURITIES

Our best performers for the period were Calpine, a power merchant and producer, and AT&T Wireless. In 2002, Calpine had suffered from weak power demand and concern that it would not have enough cash to meet its debt obligations. However, the power market improved somewhat, natural gas prices rose, and the company made great progress in addressing its liquidity needs. Those factors contributed to the rise in the company's stock price for the period. AT&T Wireless stock benefited from generally improving fundamentals in the wireless markets as well as better-than-expected increases in its average revenue per unit (ARPU). In addition, the rate at which the company lost customers to competitors, known in the industry as "churn rate," slowed more than many analysts had expected.

Comcast, a cable and communications company, exceeded investor expectations for subscriber growth, a key to future earnings. The company also continued to realize benefits from its acquisition of AT&T Broadband.

Both Sears and Home Depot helped the series outperform its benchmark. Shares of Sears reacted very positively to the announcement that the company would be selling its credit card portfolio, thereby eliminating a major investor concern. Home Depot's stock price had been depressed because of weak same store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn care equipment manufacturer John Deere and strength in its appliance business.

The stock of VERITAS, a data storage technology company, helped series performance for the period. The company's stock price, in addition to benefiting from the rally in technology stocks, rose as investors began to detect signs of improvement in the company's business by looking at the trends in several of the company's balance sheet metrics.

Genentech stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and the approval of several new drugs. These events, in our view, dramatically improved investors' perceptions of the company's future earnings potential.

DETRACTORS FROM PERFORMANCE

Technology stocks led the market for the past six months. However, we were underweighted in this sector relative to our benchmark and that hurt performance. Many of what turned out to be the best-performing stocks in the sector had, and still have, weak investment fundamentals, in our view. We believed that other opportunities were more attractive.

The series experienced disappointing results from a variety of selected securities. These stocks included Network Associates, Federal Home Loan Mortgage Corporation (Freddie Mac), Schering-Plough, and AT&T. Network Associates, a network management and security provider, missed its earnings estimates and was being investigated for alleged questionable accounting practices in the past. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced.

Freddie Mac's stock price dropped dramatically on the news announcing the resignation of its top three executives. In the midst of its on-going accounting issues, these actions heightened investor concern regarding increased political and regulatory risks.

Schering-Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex, the prescription replacement to its blockbuster Claritin, which recently became available over-the-counter. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

At the end of 2003, AT&T appeared, to many industry observers, ready to turn a corner and post better results for 2003. However, the company's 2003 earnings to date have not lived up to those earlier expectations. Pricing for the company's business segment continues to be weak and competition has increased. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

INTERNATIONAL GROWTH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 9.38% and Service Class shares 9.18%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with returns over the same period of 9.85% and 9.18%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Fund Index (the Lipper Index). The MSCI EAFE Index is a commonly used measure of the international stock market. The Lipper Indices measure the performance of portfolios within their respective classifications. During the period, the average international fund tracked by Lipper Inc. returned 8.60%.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in utilities and communications made that sector the best-performing area in the portfolio over the period. Chinese electricity producer Huaneng Power International was one of the series' strongest holdings for the first half of 2003. Spanish electric utility Iberdrola also helped returns as new management at the firm delivered on earnings expectations. Several telecommunications holdings also contributed to results, including Mexican cellular operator America Movil and Russian cellular provider Mobile Telesystems, as well as Telefonica, a telephone company that operates in a multitude of Spanish- and Portuguese-speaking nations.

Stock selection in technology also helped relative performance. ARM Holdings, a U.K.-based semiconductor design firm, was our best-performing holding in the sector. This was a company that our analysts felt had a good business, but had been unjustifiably beaten down by the market. We bought the stock at what we felt was an attractive price, benefited when the stock recovered, and sold our position when we felt it had become fairly valued.

Our analysts in Japan helped uncover strong technology stocks in what has been a difficult equity market. Positions in Canon, a maker of computer printers that benefited from strong sales of ink cartridges, and Stanley Electric, a supplier of parts to Honda Motor, helped portfolio performance.

Holdings in the retail sector also helped performance over the period. U.K. clothing retailer Next continued to grow its sales. Kingfisher, a British chain of do-it-yourself stores, began implementing a restructuring plan. Avoiding Ahold, a Netherlands-based international supermarket chain operator, also helped results as Ahold stock plunged on news of accounting irregularities at a U.S. subsidiary.

Our position in Australian insurer QBE was also a strong contributor to performance, as the company benefited from a global trend toward higher policy prices.

DETRACTORS FROM PERFORMANCE

Health care was the series' weakest sector over the period. Our largest detractor in that sector was Jomed, a Swedish medical device maker that suffered from product problems. Stock selection elsewhere in the sector also hurt performance; holdings that fell in value included French pharmaceutical firm Aventis and British medical device maker Smith & Nephew. By period-end, both Jomed and Aventis had been sold out of the portfolio.

In addition, several consumer staples positions held back performance as the market, in our view, rotated to favor stocks that were seen as more aggressive issues. Consumer staples holdings that underperformed over the period included U.K.-based food and cleaning products giant Reckitt Benckiser and U.K.-based spirits manufacturer Diageo. Our position in Japanese cosmetics firm Shiseido fell on disappointing sales. And our holding in Anglo-Dutch food and consumer products conglomerate Unilever, which had done well for much of the period as the firm's restructuring plan appeared to be working, plunged in June when the company lowered its sales projections.

The series' underperformance in the transportation sector was largely a result of one holding, easyJet. The U.K.-based, low-cost carrier was hurt by a strong competitor and by decreased bookings brought on, at least in part, by the situation in Iraq and then by SARS concerns. Elsewhere in the sector, our holding in East Japan Railway also hurt performance and was sold out of the portfolio.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 13.20% and Service Class shares 12.93%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 13.09% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned 12.27%.

CONTRIBUTORS TO PERFORMANCE

Portfolio performance over the period was boosted by our holdings in the heath care sector. Several of our biotechnology positions delivered robust results. Chief among these was Genentech, whose shares climbed dramatically following the release of favorable test results for Avastin, the company's experimental colon cancer drug. It is hoped that the compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products, while Gilead Sciences beat consensus expectations and Genzyme won FDA approval for two new drugs.

In the leisure sector, USA Interactive was a major contributor. The company, which changed its name to InterActiveCorp during the period, consolidated its corporate structure by buying the stock it did not already own in subsidiaries Ticketmaster, Expedia, and Hotels.com. We believe those actions set the course for potential future growth opportunities. Our holding in cable operator Comcast also appreciated, in part because the firm's late-2002 acquisition of AT&T Broadband appeared to have been accomplished smoothly.

Individual stocks in other areas also helped performance. Our position in Home Depot, for example, reaped rewards as that company showed progress in improving sales and controlling expenses.

DETRACTORS FROM PERFORMANCE

Positioning among industrial goods and services firms was the largest detractor from relative performance. We continued to hold shares of Tyco International, which underperformed despite the company's efforts to clarify its accounting and bolster its balance sheet. Holdings in Northrop Grumman also disappointed, as a number of one-time charges masked otherwise good operating performance. The portfolio's significant underweighting in General Electric also held back relative results as GE outperformed during the period.

In the business services arena, our position in Automatic Data Processing hurt performance. The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Despite the fact that several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall positioning in the sector detracted from results. For example, performance was held back by our relative underweighting in semiconductor firm Intel, which rose strongly over the period.

MID CAP VALUE SERIES
For the six months ended June 30, 2003, the series provided a total return of 10.75% for Initial Class shares and 10.57% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 13.11% over the same period for the series' benchmark, the Russell Midcap Value Index (the Russell Index). The Russell Index measures the performance of U.S. mid-cap value stocks. During the same period, the average mid-cap value fund tracked by Lipper Inc. returned 14.31%.

DETRACTORS FROM PERFORMANCE

Basic materials and leisure stocks were two groups that held back performance in this six-month reporting period. Among the series' basic materials holdings, specialty paper companies Bowater and Abitibi-Consolidated turned in the weakest performance. Both companies make, among other products, specialty papers and paper used for newspaper publishing. Demand for newsprint declined because high unemployment meant that help-wanted ads were down significantly. As a result, sales for both companies suffered. Smurfit Stone Container makes paper board and paper-based packaging products. This basic materials company saw profits decline because higher costs for reclaimed fiber and energy cut into its earnings.

As a group, leisure companies underperformed the series' benchmark. This diverse group that includes hotels, restaurants, travel, and media companies has been negatively affected by a slow economy. Media advertising spending has not come back as strongly as many had hoped. However, we are seeing signs of improving business fundamentals throughout the group, such as increased hotel revenues and early signs of a comeback in national advertising.

Global commercial printer Quebecor, also in the leisure group, reported lower earnings in late 2002 on the same day it announced the resignation of its newly-appointed CEO. Although the two announcements didn't appear to be related, they caused the company's stock price to continue to decline as 2003 began. We sold the last of our position early in 2003.

Other securities that hurt performance were Tenet Healthcare and Network Associates. Tenet's stock price declined because the company was being investigated for Medicare billing and doctor referral practices. Network Associates, a network management and security provider, missed its earnings estimates and was being investigated for questionable past accounting practices. As of the period-end, the series still owned both stocks -- Tenet owns, in our view, a number of very strong hospitals, and Network Associates has a number of potentially attractive products slated for introduction later this year.

CONTRIBUTORS TO PERFORMANCE

Financial services and retailing were the series' strongest-performing sectors. Financial holdings that did the best were thrift institutions located in metropolitan New York. Regional institutions such as Dime Community Bancshares and New York Community Bancorp were favored by a strong mortgage environment, especially in multi-family housing.

The retail climate since the first of the year has improved. The consumer has held up well and continues to spend. Liz Claiborne, J.C. Penny, and Best Buy all benefited. We sold the latter two stocks because they reached our price targets. Shares of Sears reacted very positively to the announcement that it would be selling its credit card portfolio, thereby eliminating a major concern of investors and allowing them to focus on the stock's attractive valuation.

The series also benefited from strong performance from a number of selected securities, including Calpine, School Specialty, Applied Micro Circuits, and VERITAS.

Calpine owns power generating plants and several natural gas fields. The company also acts as a power merchant. The company had suffered from weak power demand and concern that it wouldn't meet its debt obligations. The power market improved somewhat, natural gas prices rose, and the company was able to obtain the financing it needed to handle its debt. Calpine's prospects brightened as a result.

Fears of school budget cuts had driven the stock price of School Specialty down in 2002. However, the company's product line of school desks, supplies and chairs proved to be more resistant to budget cuts than investors had thought and the company did well.

Applied Micro Circuits makes integrated circuit products for communications companies. Our analysts had thought that the stock of the company was very attractively priced given the amount of cash the company had on its books. The stock later rose in the technology rally and received an added boost when it met expectations. The stock price of VERITAS, a data storage technology company, benefited from the rally in technology stocks and continued its rise as investors began to detect signs of improvement in some of the company's balance sheet metrics. We sold this when it achieved our objectives.

NEW DISCOVERY SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 13.65% and Service Class shares 13.49%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 19.33% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks. During the same period, the average small-cap growth fund tracked by Lipper Inc. returned 17.46%.

DETRACTORS FROM PERFORMANCE

A significant drag on relative returns was the series' relative overweighting in leisure stocks. The sector trailed the market, as measured by the Russell Index, over the six-month period. Children's book publisher Scholastic, restaurant chain California Pizza Kitchen, and television station owner/operator LIN TV were among our more disappointing individual stock holdings.

In addition, our relatively large cash position held back results during a period of strong equity performance. As we became more optimistic about market conditions, our cash position declined accordingly.

MIXED PERFORMANCE FROM HEALTH CARE AND TECHNOLOGY

As a group, our health care stocks underperformed relative to the series' benchmark, with acute care owner/operator LifePoint Hospitals, a blood recovery system developer Haemonetics, which was subsequently sold and contract research firm Pharmaceutical Product Development detracting from relative returns for the period. However, the portfolio did have a number of strong-performing health care positions, including long-term acute care provider Select Medical, medical devices manufacturer Thoratec Corp., and prescription benefits management firm Caremark Rx, which was the strongest individual contributor for the period.

Our underweighting in technology stocks also hurt relative performance, as the technology sector was the market's best performer over the six-month period. While many of the technology stocks that we held performed well for the period, some did not, including security software provider Network Associates and communications equipment maker Advanced Fibre Communications. On the plus side, the series benefited from our positions in microchip manufacturers Zarlink Semiconductor and Applied Micro Circuits, digital film designer and marketer Lexar Media, data storage provider McData, and digital media and professional audio supplier Avid Technology.

STRENGTH IN FINANCIAL SERVICES AND BUSINESS SERVICES

Strong stock selection in the financial services sector and the business services area had the most positive impact on relative performance. Financial holding companies UCBH Holdings, Brookline Bancorp, and Friedman, Billings, Ramsey Group were all solid contributors. In business services, postsecondary education companies Career Education, Education Management, and Strayer Education were among the series' strongest holdings for the period. However, the business services area also contained the series' weakest performer for the period, hospital staffing and recruiting firm AMN Healthcare Services which was sold from the portfolio.

Also helping the series' relative returns were select stock holdings in the industrial goods and services sector, including machine vision systems supplier Cognex, risk consulting firm Kroll, and precision weighing instruments maker Mettler-Toledo International.

RESEARCH GROWTH AND INCOME SERIES
For the six months ended June 30, 2003, the Initial Class shares of the series provided a total return of 12.31% and the Service Class shares provided a return of 12.23%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of 11.75% for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc. returned 10.38%.

CONTRIBUTORS TO PERFORMANCE

The sectors that contributed the most to the series' overall performance were health care and financial services, where we were able to identify companies that performed well during the period, helping boost the relative performance of the series.

In health care, we had positions in Genentech, a biotech firm that makes cancer-fighting drugs, and in Thoratec, which specializes in artificial heart devices, that posted very high returns over the period. Genentech stock rose on unexpectedly positive data related to a developmental drug and approval of several new drugs.

In the financial sector, our position in credit-card provider MBNA proved to be the top contributor to the portfolio relative to the benchmark. Investor concerns over the possibility of deteriorating credit early in the year gave us an attractive entry point on the stock. We also managed to avoid positions in financial services companies such as American International Group that performed poorly during the period.

DETRACTORS FROM PERFORMANCE

Among the sectors that detracted most from the series' performance were technology and basic materials. The technology sector provided overall positive returns to the series, but we had a slightly underweight position relative to the benchmark. In particular, we were hurt by not having a position in Intel, which performed very strongly during the period. The other major contributor to our relative underperformance in the technology sector was our position in Network Associates. Its stock price fell after it missed analysts' earnings projections. This was attributed to a sizable decline in consumer spending on its web security and anti-virus software products.

In basic materials, the biggest detractor from the series' performance was a position in Smurfit-Stone Container, a company that makes paperboard and paper-based packaging products. The company saw profits decline as higher costs for reclaimed fiber and energy cut into its earnings.

RESEARCH INTERNATIONAL SERIES
For the six months ended June 30, 2003, the series provided a total return of 7.67% for Initial Class shares and 7.51% Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 9.85% for the series' benchmark, the MSCI EAFE. Over the same period, the average international fund tracked by Lipper Inc. returned 8.60%.

DETRACTORS FROM PERFORMANCE

Financial services, consumer staples, and basic materials were the three weakest market sectors for the series during the first six months of 2003. We were underweighted in financial services relative to the series' benchmark because we are not comfortable with many of the fundamentals underpinning the group. For example, we were unconvinced that Japanese banking reforms were enough to restore faith in that country's banking system and we were concerned that some European banks had too much exposure to corporate debt and to volatile global stock markets. Our preference for institutions with a strong consumer focus detracted from series performance because the higher risk, large commercial banks such as Germany's Deutsche Bank (which we did not own) turned in the strongest performance among financial services stocks during the second quarter.

The series' overweighting in consumer staples stocks held back performance for the period. These companies fell out of favor with investors during the second quarter when they seemed to be more attracted to higher risk stocks, particularly more cyclically sensitive stocks that have tended to benefit from a market recovery. Japanese cosmetics company Shiseido and Dutch consumer products company Unilever produced disappointing results. The stock of Japan's largest cosmetics company, Shiseido, fell after the company reported that sales were affected by the global economic slowdown. Dutch consumer products company Unilever let down investors with lower-than-expected sales for the six months ended June 30, 2003, and we sold our holdings in the company earlier in the period.

Basic materials stock performance was lackluster primarily because of the sluggish global economy and the impact of a strengthening euro. Syngenta, a Swiss agricultural chemical company, was the victim of currency translations on their U.S. sales which had a bigger-than-expected impact on margins. The stock of Akzo Nobel, a Dutch chemical and pharmaceutical company, declined amid concerns about the company's pharmaceutical operations and pension contribution requirements. Akzo stock was sold in favor of other investment opportunities.

STRONG RESULTS FROM ENERGY, AUTOS, AND RETAILING

The energy sector was the major beneficiary of higher oil and gas prices due to high global demand for both products. Canadian EnCana and U.K. BP were the standouts in the sector for the period. EnCana, the company formed by the merger of Alberta Energy and PanCanadian Energy, was still realizing the benefits from the merger. The company has made significant cost reductions in the wake of that merger and we believed the company had a high degree of growth potential among energy exploration and production companies. BP not only benefited from global energy trends but its management team has been adept at adding to bottom line growth through cost cutting.

The series' auto investments worked well for performance, especially our positions in BMW and Nissan. Although BMW had a difficult start to 2003, it had a very positive second quarter. The company had success with the launch of its 7 Series, its SUVs, and the Mini Cooper. Investors appeared to be anticipating solid results from the launch of its 5 Series later this year. Nissan captured buyers for its light trucks at the expense of U.S. automakers. New models introduced to the U.S. market demonstrated a better feel for the U.S. consumer than the company had shown previously.

Stock selection in retailing made a significant difference to series performance for the period. Two stocks, in particular, contributed healthy returns to the portfolio: British retailers Kingfisher and Next. Kingfisher is a do-it-yourself retailer that has been focused on cutting costs and is in the process of spinning off its less-profitable electrical business. Kingfisher benefited from strong sales in both its British and French stores. The stock of Next, a clothing retailer, rose largely, in our view, on investor confidence in the British consumer.

In addition, Chinese electric power company Huaneng Power contributed to series performance. The company's stock price climbed as Chinese demand for power continued to expand as that country's economy grew.

STRATEGIC GROWTH SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 13.85% and Service Class shares 13.52%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 13.09% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned 12.27%.

PERFORMANCE CONTRIBUTORS

Favorable stock selection in health care, consumer staples, and financial services supported relative performance. In health care, our emphasis on biotechnology concerns boosted returns. For example, Genentech shares climbed dramatically following the release of favorable test results for the company's colon cancer product, Avastin. It is hoped that this compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Genzyme, another biotech firm, successfully addressed an excess inventory issue concerning its key drug, Renagel. In addition, the company won FDA approval for two drugs in its development pipeline. Avoiding some disappointing names in the health care sector -- including Tenet Healthcare and HCA -- also helped the portfolio's relative performance.

The series' underweighting in the consumer staples sector helped performance particularly during the second-quarter market rally. While familiar names such as Coca Cola, Procter and Gamble, and Gillette finished the period higher, their performance lagged the Russell Index and they were sold from the portfolio.

Overweighting financial services concerns also helped results during the period. In particular, the portfolio's focus on capital-markets-sensitive franchises such as Citigroup, Merrill Lynch, and Goldman Sachs helped performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

PERFORMANCE DETRACTORS

A number of holdings in the business services arena failed to meet our expectations over the period. Chief among these was Automatic Data Processing
(ADP). The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Elsewhere in business services, Affiliated Computer Services stock declined as the firm's business in information technology (IT) outsourcing was hurt by weak overall corporate spending.

Despite the fact that several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall positioning in the sector detracted from results. Performance was held back by our relative underweighting in semiconductor firms in general -- and Intel in particular, which we did not own -- which outperformed during the period. Elsewhere in tech, our holdings in software firms Network Associates and PeopleSoft traded lower as those companies reduced forward earnings guidance.

Stock selection in the leisure sector also hurt performance. Holdings that underperformed included ARAMARK, a supplier of outsourced food, uniform, and educational services; diversified media firm The New York Times Company; and radio and television programming provider Westwood One. In the same sector, however, our position in satellite broadcaster EchoStar Communications helped portfolio results.

STRATEGIC VALUE SERIES
For the six months ended June 30, 2003, the series' Initial Class shares provided a total return of 13.74% and its Service Class shares provided a return of 13.45%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to returns of 11.57% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average multi-cap value fund tracked by Lipper Inc. returned 12.33%.

CONTRIBUTORS TO PERFORMANCE

The series benefited most from its stock selection and its overweight position relative to its benchmark in two main sectors: utilities & communications and retailing.

In the utilities & communication sector, the series got strong returns from its position in Calpine Corp., a company that owns power-generating plants, acts as a power merchant, and owns several natural gas fields. The company suffered in 2002 from weak power demand and concern that it would not have enough cash to meet its debt obligations. But this year the power market improved somewhat, natural gas prices rose, and the company made great progress addressing its liquidity needs.

The portfolio was also aided by its position in AT&T Wireless Services. The company's stock benefited from generally improving fundamentals in the wireless markets; from better-than-expected increases in its average revenue per unit; and from a "churn rate" - the rate at which a company loses customers to competitors - that slowed more than many analysts had expected.

The series held positions in several retailing stocks that also aided its overall performance. Among these were Sears, Roebuck & Co. and Home Depot. Investors reacted positively to news that Sears would be selling its credit card portfolio. Home Depot stock benefited during the period from sales that have exceeded many analysts' expectations.

DETRACTORS FROM PERFORMANCE

The main sectors that detracted from the performance of the series were health care, technology, and financial services. Despite the relative underperformance of these sectors, all three contributed positive overall returns to the series over the period.

In health care, the series was hurt by two holdings in particular. Drug-company Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinox. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs. We also held a position in health care company Baxter International Inc., whose stock posted negative returns over the period.

In the technology sector, our positions in companies such as Microsoft and Network Associates lowered the portfolio's overall positive performance. Network Associates, a network management and security provider, missed its earnings estimates and is being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well and we think that the stock is attractively priced.

Our leading negative contributor to the portfolio relative to the benchmark was our position in Federal Home Loan Mortgage Corporation (Freddie Mac). Freddie Mac's stock declined sharply following news announcing the resignation of three top executives. In the midst of on-going accounting issues at Freddie Mac, this news heightened investor concern regarding increased political and regulatory risk.

TECHNOLOGY SERIES
For the six months ended June 30, 2003, the series provided a total return of 20.21% for Initial Class shares and 20.36% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 21.84% over the same period for the series' benchmark, the Goldman Sachs Technology Index. The series former benchmark, the Merrill Lynch 100 Technology Index, returned 29.85% for the same period. The Goldman Sachs Technology Index is a commonly used measure of technology stock performance. The Merrill Lynch 100 Technology Index is a broad measure of the technology sector. Over the same period, the average science and technology fund tracked by Lipper Inc. returned 24.18%.

Technology stocks led a market rally that continued almost without pause for the first half of 2003. Stocks that had tended to be more volatile generally turned in stronger results than their more conservative counterparts. Larger companies, as measured by market capitalization, generated lower returns than the smaller, more aggressively managed firms. Throughout the period, the series was underweighted in large-cap names such as IBM and Microsoft, and that helped performance relative to the series' primary benchmark.

DETRACTORS FROM PERFORMANCE

The stocks of companies that held back performance came from a variety of industries. When Intuit, the software company that markets Quicken(R) and TurboTax(R), announced lower-than-expected tax season sales and warned of weaker 2003 growth, its stock price dropped. The series sold its Intuit stock. Motorola stock turned in only mediocre returns for the period as its performance was hurt by weak cell phone sales in China as a result of the SARS outbreak. Low stock trading volumes early in the year reduced revenues for Automatic Data Processing
(ADP), a company that processes transactions for the financial services industry. The company's second quarter was better when trading volume rose, but it was not enough to make up for the earlier period. The series no longer owns ADP.

CONTRIBUTORS TO PERFORMANCE

The series' analysts generally made strong choices in the computer software industry. Amdocs was one of the series' best-performing stocks for the period. The company makes software products and services used to manage wireless customer billing. As communications companies offer more and more wireless services such as Internet access, personal messaging, and family calling plans, billing becomes more complex. Amdocs software helps major communications companies bill accurately for services used. Amdoc's stock price rose steadily throughout the period and was given an added lift by the general technology rally. Computer software companies ANSYS and Citrix also contributed to series performance.

Marvell Technology Group delivered outstanding results to the series. The company is a semiconductor provider of broadband communications chips and data storage chips. Its Gigabit Ethernet products replace current industry-standard 100-megabit products with chips that provide faster access to the Internet, other computers, and software applications. The company has a growing market share in a segment of the industry that is rapidly expanding.

In the PC and peripherals industry, Avid Technology made a significant positive contribution to series performance. The company makes digital animation and film editing hardware and software for broadcasters and film makers. Avid's sales to broadcasters picked up significantly because of the Federal Communications Commission's requirement to upgrade to high definition TV. Programs will then have to be digitally mastered, which means that broadcasters have to upgrade to digital editing equipment.

NOTE TO CONTRACT OWNERS: EFFECTIVE JUNE 30, 2003, THE GOLDMAN SACHS TECHNOLOGY INDEX REPLACED THE MERRILL LYNCH 100 TECHNOLOGY INDEX AS THE SERIES' BENCHMARK. THE GOLDMAN SACHS TECHNOLOGY INDEX IS WEIGHTED BY MARKET CAPITALIZATION AND IS MORE REPRESENTATIVE OF THE SERIES' INVESTMENTS.

VALUE SERIES
For the six months ended June 30, 2003, Initial Class shares of the series provided a total return of 7.64% and Service Class shares provided a total return of 7.56%. The returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 11.57% for the series' benchmark, the Russell 1000 Value Index. During the same period, the average equity income fund tracked by Lipper Inc. returned 9.57%.

DETRACTORS FROM PERFORMANCE

During the period, those value stocks that performed the best were typically lower-quality stocks that also posed higher risk for investors. While this series does seek undervalued stocks, we do have a quality focus and were not as likely to be invested in many of the lower-quality companies that provided higher returns over the period. Many of these low-quality companies were on the verge of bankruptcy. They attracted investors hoping that a stabilizing economy would produce a significant change in the future outlook of these companies. In our view, we think many of these stocks have become overvalued because some of their fundamental underpinnings are not very strong.

In particular, stocks in the leisure, basic materials, and financial services sectors detracted the most from our performance relative to the index. However, all three sectors did provide positive real returns to the portfolio. In the leisure sector, we were harmed by not owning stocks such as Comcast and Cendant, both of which saw increases in their stock prices over the period.

Our biggest detractor in the basic materials sector was Syngenta. The Swiss agro-chemical company was the victim of weakening trends in the agricultural industry. In the financial services sector, the portfolio's position in Federal National Mortgage Association (Fannie Mae) was among the biggest detractors. Fannie Mae stock declined as investors showed concern about increased regulatory scrutiny and how it would affect the mortgage giant. The relative performance of the series was also negatively affected by not owning JP Morgan Chase & Co., a company whose stock posted positive returns over the period.

CONTRIBUTORS TO PERFORMANCE

The series fared well in industrial goods & services and in the retailing sector. In the industrial goods & services sector, the portfolio benefited because we avoided positions in companies such as Lockheed Martin and General Dynamics that performed poorly during the period. Among the industrial stocks we did own, we had a position in Caterpillar, Inc. that provided solid positive returns. Caterpillar improved its profit margins during the period by cutting costs. Its revenues benefitted from favorable volume, price and currency trends.

Within the retailing sector, stocks like Home Depot and Nike provided strong returns to the portfolio. Nike's ability to post growth despite a conflict with its major distributor, Footlocker, boosted its stock during the period. And news that Sears would be selling its troubled credit card portfolio helped send its stock higher during the period. Both Home Depot and Nike reached our price target for their stock during the period and have since been sold out of the portfolio.


The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Comparative benchmark results are average annual returns. Periods less than one year are actual, not annualized. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

CAPITAL OPPORTUNITIES SERIES(1)
Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +14.12%      -1.04%     -47.48%   -10.58%  +49.33%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -1.04%     -19.32%    -2.21%   +5.83%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +13.91%      -1.26%     -47.76%   -11.05%  +48.55%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -1.26%     -19.46%    -2.31%   +5.75%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average multi-cap core fund+      +12.03%      -0.42%      -9.59%    -0.29%   +5.88%
-----------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                      +11.75%      +0.25%     -11.19%    -1.61%   +7.07%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2003. Index information is from June 1, 1996.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL GROWTH SERIES(1),(2)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +9.38%      -1.92%     -26.01%    -4.97%   -0.39%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -1.92%      -9.55%    -1.02%   -0.05%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +9.18%      -2.23%     -26.33%    -5.39%   -0.82%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -2.23%      -9.68%    -1.10%   -0.12%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average international fund+        +8.60%      -7.98%     -14.36%    -3.79%   +0.71%
-----------------------------------------------------------------------------------
MSCI EAFE Index#                   +9.85%      -6.06%     -13.20%    -3.68%   +0.05%
-----------------------------------------------------------------------------------
Lipper International Fund
Index+                             +9.18%      -6.40%     -12.29%    -2.80%   +1.93%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2003. Index information is from June 1, 1996.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTE TO INVESTORS: FROM THE SERIES' INCEPTION THROUGH DECEMBER 1, 1998, THE PORTFOLIO WAS MANAGED TOTALLY OR IN PART FOR MFS BY FOREIGN & COLONIAL MANAGEMENT, LONDON, U.K. SINCE DECEMBER 1, 1998, THE FUND HAS BEEN MANAGED SOLELY BY MFS.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +13.20%      -0.50%     -44.64%   -11.35%   -5.86%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -0.50%     -17.89%    -2.38%   -1.16%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +12.93%      -0.76%     -44.86%   -11.70%   -6.23%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -0.76%     -18.00%    -2.46%   -1.24%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average large-cap
growth fund+                      +12.27%      -0.74%     -20.22%    -4.49%   -3.81%
-----------------------------------------------------------------------------------
Russell 1000 Growth Index#        +13.09%      +2.94%     -21.54%    -5.03%   -4.31%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2003. Index information is from May 1, 1998.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

MID CAP VALUE SERIES(1),(3)

Initial Class

                                                                  6 MONTHS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                                             +10.75%  -12.29%
-----------------------------------------------------------------------------------
Average Annual Total Return                                             --   -10.65%
-----------------------------------------------------------------------------------

Service Class

                                                                  6 MONTHS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                                             +10.57%  -12.32%
-----------------------------------------------------------------------------------
Average Annual Total Return                                             --   -10.67%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                                                  6 MONTHS    LIFE*
-----------------------------------------------------------------------------------
Average mid-cap value fund+                                         +14.31%   +5.13%
-----------------------------------------------------------------------------------
Russell Midcap Value Index#                                         +13.11%   -4.49%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 2002, through June 30, 2003. Index information is from May 1, 2002.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NEW DISCOVERY SERIES(1),(4)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +13.65%      -5.41%     -34.60%   +16.52%  +22.58%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -5.41%     -13.20%    +3.11%   +4.03%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +13.49%      -5.69%     -34.97%   +15.87%  +21.89%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -5.69%     -13.36%    +2.99%   +3.92%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average small-cap
growth fund+                      +17.46%      -1.28%     -15.31%    +0.02%   -0.97%
-----------------------------------------------------------------------------------
Russell 2000 Growth Index#        +19.33%      +0.69%     -16.66%    -4.25%   -5.32%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2003. Index information is from May 1, 1998.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

RESEARCH GROWTH AND INCOME SERIES(1)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +12.31%      +0.19%     -19.99%    -8.44%  +18.08%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       +0.19%      -7.16%    -1.75%   +2.75%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return           +12.23%      +0.00%     -20.30%    -8.79%  +17.62%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       +0.00%      -7.28%    -1.82%   +2.68%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average large-cap
core fund+                        +10.38%      -1.94%     -12.90%    -2.71%   +3.24%
-----------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                      +11.75%      +0.25%     -11.19%    -1.61%   +4.74%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 13, 1997, through June 30, 2003. Index information is from May 1, 1997.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

RESEARCH INTERNATIONAL SERIES(1),(2)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +7.67%      -4.03%     -28.66%    +6.20%   +5.35%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -4.03%     -10.65%    +1.21%   +1.02%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +7.51%      -4.30%     -29.01%    +5.67%   +4.83%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -4.30%     -10.79%    +1.11%   +0.92%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average international fund+        +8.60%      -7.98%     -14.36%    -3.79%   -3.84%
-----------------------------------------------------------------------------------
MSCI EAFE Index#                   +9.85%      -6.06%     -13.20%    -3.68%   -3.51%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 5, 1998, through June 30, 2003. Index information is from May 1, 1998.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

STRATEGIC GROWTH SERIES(1)

Initial Class

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                       +13.85%      +5.08%   -49.95%  -34.49%
-----------------------------------------------------------------------------------
Average Annual Total Return                       --       +5.08%   -20.60%  -10.88%
-----------------------------------------------------------------------------------

Service Class

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                       +13.52%      +4.76%   -50.19%  -34.80%
-----------------------------------------------------------------------------------
Average Annual Total Return                       --       +4.76%   -20.73%  -11.00%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average large-cap growth fund+                +12.27%      -0.74%   -20.22%  -12.18%
-----------------------------------------------------------------------------------
Russel 1000 Growth Index#                     +13.09%      +2.94%   -21.54%  -13.57%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 29, 1999, through June 30, 2003. Index information is from November 1, 1999.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

STRATEGIC VALUE SERIES(1)

Initial Class

                                                        6 MONTHS    1 YEAR    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                                   +13.74%    +0.40%  -10.14%
-----------------------------------------------------------------------------------
Average Annual Total Return                                   --     +0.40%   -8.78%
-----------------------------------------------------------------------------------

Service Class

                                                        6 MONTHS    1 YEAR    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                                   +13.45%    +0.14%  -10.37%
-----------------------------------------------------------------------------------
Average Annual Total Return                                   --     +0.14%   -8.98%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                                        6 MONTHS    1 YEAR    LIFE*
-----------------------------------------------------------------------------------
Average multi-cap value fund+                             +12.33%    -0.49%   -7.01%
-----------------------------------------------------------------------------------
Russell 1000 Value Index#                                 +11.57%    -1.02%   -5.37%
-----------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, May 1, 2002, through June 30, 2003. Index information is from May 1, 2002.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

TECHNOLOGY SERIES(1),(4),(5),(6)

Initial Class

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                       +20.21%      +4.95%   -67.59%  -66.09%
-----------------------------------------------------------------------------------
Average Annual Total Return                       --       +4.95%   -31.31%  -29.95%
-----------------------------------------------------------------------------------

Service Class

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return                       +20.36%      +4.66%   -67.78%  -66.30%
-----------------------------------------------------------------------------------
Average Annual Total Return                       --       +4.66%   -31.44%  -30.09%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                            6 MONTHS      1 YEAR   3 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average science and technology fund+          +24.18%      +7.33%   -33.94%  -33.94%
-----------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index#           +29.85%     +12.81%   -33.11%  -33.11%
-----------------------------------------------------------------------------------
Goldman Sachs Technology Index##               21.84%       8.62%   -32.62%  -32.62%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2003. Index information is from July 1, 2000.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.
##  Source: Bloomberg L.P.

VALUE SERIES(1)

Initial Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +7.64%      -3.77%      +4.61%   +26.39%  +26.01%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -3.77%      +1.51%    +4.80%   +4.59%
-----------------------------------------------------------------------------------

Service Class

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Cumulative Total Return            +7.56%      -3.96%      +4.14%   +25.83%  +25.45%
-----------------------------------------------------------------------------------
Average Annual Total Return           --       -3.96%      +1.36%    +4.70%   +4.50%
-----------------------------------------------------------------------------------

Comparative Benchmarks

                                6 MONTHS      1 YEAR     3 YEARS   5 YEARS    LIFE*
-----------------------------------------------------------------------------------
Average equity income fund+        +9.57%      -1.93%      -1.19%    +0.26%   +0.01%
-----------------------------------------------------------------------------------
Russell 1000 Value Index#         +11.57%      -1.02%      -0.19%    +1.05%   +0.98%
-----------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2003. Index information is from May 1, 1998.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for Mid Cap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(3) Investing in mid-sized companies is riskier than investing in more-established companies.

(4) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(5) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political or regulatory developments affecting those sectors than a portfolio that invests more broadly.

(6) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

    These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 96.5%

ISSUER                                               SHARES            VALUE
U.S. STOCKS -- 94.3%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., "A"*                            39,550     $    1,392,555
                                                                  --------------
APPAREL & TEXTILES -- 0.2%
Reebok International Ltd.*                             16,100     $      541,443
                                                                  --------------
BANKS & CREDIT COS. -- 1.2%
Bank of New York Co., Inc.                             37,700     $    1,083,875
FleetBoston Financial Corp.                            70,870          2,105,548
                                                                  --------------
                                                                  $    3,189,423
                                                                  --------------
BIOTECHNOLOGY -- 2.3%
Amgen, Inc.*                                           41,920     $    2,785,165
Genentech, Inc.*                                       27,900          2,012,148
Genzyme Corp.*                                         21,991            919,224
IDEC Pharmaceuticals Corp.                             11,100            377,400
                                                                  --------------
                                                                  $    6,093,937
                                                                  --------------
BUSINESS SERVICES -- 2.8%
Affiliated Computer Services, Inc., "A"*               10,470     $      478,793
ARAMARK Corp.*                                         75,410          1,690,692
BISYS Group, Inc.*                                     90,000          1,653,300
DST Systems, Inc.*                                     23,800            904,400
First Data Corp.                                       32,720          1,355,917
SunGard Data Systems, Inc.*                            54,140          1,402,767
                                                                  --------------
                                                                  $    7,485,869
                                                                  --------------
CHEMICALS -- 0.3%
Lyondell Petrochemical Co.                             54,400     $      736,032
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 1.3%
Dell Computer Corp.*                                   20,860     $      666,686
International Business Machines Corp.                  33,700          2,780,250
                                                                  --------------
                                                                  $    3,446,936
                                                                  --------------
COMPUTER SOFTWARE -- 3.2%
BEA Systems, Inc.*                                     31,100     $      337,746
Cadence Design Systems, Inc.*                          63,180            761,951
Network Associates, Inc.*                             192,530          2,441,280
Oracle Corp.*                                         154,326          1,854,999
Peoplesoft, Inc.*                                      37,300            656,107
VERITAS Software Corp.*                                89,070          2,553,637
                                                                  --------------
                                                                  $    8,605,720
                                                                  --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 3.1%
Microsoft Corp.                                       316,560     $    8,107,102
Symantec Corp.*                                         2,750            120,615
                                                                  --------------
                                                                  $    8,227,717
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 0.1%
Avid Technology, Inc.*                                 10,600     $      371,742
                                                                  --------------
CONGLOMERATES -- 3.3%
General Electric Co.                                  145,290     $    4,166,917
Tyco International Ltd.                               239,052          4,537,207
                                                                  --------------
                                                                  $    8,704,124
                                                                  --------------
CONSUMER GOODS & SERVICES -- 1.2%
Avon Products, Inc.                                    26,630     $    1,656,386
Kimberly-Clark Corp.                                   28,400          1,480,776
                                                                  --------------
                                                                  $    3,137,162
                                                                  --------------
CONTAINERS -- 1.4%
Owens Illinois, Inc.*                                 164,270     $    2,261,998
Smurfit-Stone Container Corp.*                        102,800          1,339,484
                                                                  --------------
                                                                  $    3,601,482
                                                                  --------------
ELECTRONICS -- 2.5%
Analog Devices, Inc.*                                  59,580     $    2,074,575
Linear Technology Corp.                                36,270          1,168,257
Maxim Integrated Products, Inc.                        29,010            991,852
Novellus Systems, Inc.*                                41,300          1,512,447
Texas Instruments, Inc.                                57,910          1,019,216
                                                                  --------------
                                                                  $    6,766,347
                                                                  --------------
ENERGY -- 1.7%
Devon Energy Corp.                                     47,990     $    2,562,666
Occidental Petroleum Corp.                             58,250          1,954,287
                                                                  --------------
                                                                  $    4,516,953
                                                                  --------------
ENTERTAINMENT -- 5.1%
AOL Time Warner, Inc.*                                172,320     $    2,772,629
Clear Channel Communications, Inc.*                    41,800          1,771,902
MGM Mirage, Inc.*                                       4,800            164,064
Viacom, Inc., "B"*                                    151,400          6,610,124
Walt Disney Co.                                        50,285            993,129
Westwood One, Inc.*                                    39,850          1,352,110
                                                                  --------------
                                                                  $   13,663,958
                                                                  --------------
FINANCIAL INSTITUTIONS -- 9.4%
Citigroup, Inc.                                       164,438     $    7,037,947
Federal Home Loan Mortgage Corp.                       26,300          1,335,251
Federal National Mortgage Assn                         18,000          1,213,920
Goldman Sachs Group, Inc.                              24,400          2,043,500
J. P. Morgan Chase & Co.                               50,500          1,726,090
Mellon Financial Corp.                                174,020          4,829,055
Merrill Lynch & Co., Inc.                             117,550          5,487,234
SLM Corp.                                              32,220          1,262,057
                                                                  --------------
                                                                  $   24,935,054
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 0.6%
PepsiCo, Inc.                                          36,220     $    1,611,790
                                                                  --------------
FOREST & PAPER PRODUCTS -- 0.6%
Bowater, Inc.                                          42,900     $    1,606,605
                                                                  --------------
INDUSTRIAL GASES -- 0.5%
Praxair, Inc.                                          20,800     $    1,250,080
                                                                  --------------
INSURANCE -- 6.7%
Allstate Corp.                                         80,900     $    2,884,085
American International Group, Inc.                     17,450            962,891
Chubb Corp.                                            18,600          1,116,000
Hartford Financial Services Group, Inc.                96,910          4,880,388
Marsh & McLennan Cos., Inc.                            28,300          1,445,281
Nationwide Financial Services, Inc., "A"               26,550            862,875
Travelers Property Casualty Corp.                     283,912          4,514,201
UnumProvident Corp.                                    87,920          1,179,007
                                                                  --------------
                                                                  $   17,844,728
                                                                  --------------
MACHINERY -- 0.3%
Danaher Corp.                                          12,680     $      862,874
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 0.7%
Baxter International, Inc.                             70,082     $    1,822,132
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.6%
Medtronic, Inc.                                        27,700     $    1,328,769
Tenet Healthcare Corp.*                                25,200            293,580
                                                                  --------------
                                                                  $    1,622,349
                                                                  --------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                           108,700     $    2,771,850
                                                                  --------------
OIL SERVICES -- 4.4%
BJ Services Co.*                                       44,840     $    1,675,222
Cooper Cameron Corp.*                                  37,870          1,907,891
GlobalSantaFe Corp.                                   111,858          2,610,766
Noble Corp.*                                          100,940          3,462,242
Schlumberger Ltd.                                      43,530          2,070,722
                                                                  --------------
                                                                  $   11,726,843
                                                                  --------------
OILS -- 0.5%
ConocoPhillips, Inc.                                   23,400     $    1,282,320
                                                                  --------------
PHARMACEUTICALS -- 8.9%
Abbott Laboratories, Inc.                              42,730     $    1,869,865
Eli Lilly & Co.                                        48,730          3,360,908
Johnson & Johnson                                      32,240          1,666,808

ISSUER                                               SHARES            VALUE
U.S. STOCKS -- continued
PHARMACEUTICALS -- continued
Merck & Co., Inc.                                      35,630     $    2,157,396
Pfizer, Inc.                                          239,245          8,170,217
Schering-Plough Corp.                                 251,430          4,676,598
Wyeth Corp.                                            38,421          1,750,077
                                                                  --------------
                                                                  $   23,651,869
                                                                  --------------
PRINTING & PUBLISHING -- 1.4%
E.W. Scripps Co.                                        6,100     $      541,192
New York Times Co., "A"                                41,660          1,895,530
Tribune Co.                                            26,500          1,279,950
                                                                  --------------
                                                                  $    3,716,672
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                          64,140     $    1,833,763
                                                                  --------------
RESTAURANTS & LODGING -- 2.2%
Brinker International, Inc.*                           19,300     $      695,186
Hilton Hotels Corp.                                    97,800          1,250,862
McDonald's Corp.                                      104,320          2,301,299
Outback Steakhouse, Inc.                               37,150          1,448,850
Starbucks Corp.*                                        1,600             39,232
                                                                  --------------
                                                                  $    5,735,429
                                                                  --------------
RETAIL -- 8.8%
CVS Corp.                                              34,600     $      969,838
Gap, Inc.                                              11,730            220,055
Home Depot, Inc.                                      135,420          4,485,110
Kohl's Corp.*                                          27,140          1,394,453
Limited Brands, Inc.                                   75,900          1,176,450
Liz Claiborne, Inc.                                    16,100            567,525
Pier 1 Imports, Inc.                                   62,100          1,266,840
Sears, Roebuck & Co.                                  184,800          6,216,672
Staples, Inc.*                                         42,600            781,710
Target Corp.                                           38,360          1,451,542
The TJX Cos., Inc.                                     29,000            546,360
Wal-Mart Stores, Inc.                                  59,940          3,216,980
Williams-Sonoma, Inc.*                                 39,800          1,162,160
                                                                  --------------
                                                                  $   23,455,695
                                                                  --------------
SUPERMARKETS -- 1.2%
Kroger Co.*                                           189,600     $    3,162,528
                                                                  --------------
TELECOMMUNICATIONS -- 11.5%
Advanced Fibre Communications, Inc.*                   53,090     $      863,774
AT&T Corp.                                             96,180          1,851,465
AT&T Wireless Services, Inc.*                         870,710          7,148,529
Cisco Systems, Inc.*                                  227,700          3,800,313
Comcast Corp., "Special A"*                           159,110          4,587,141
Cox Communications, Inc.*                              29,100            928,290
EchoStar Communications Corp.*                         41,461          1,435,380
QUALCOMM, Inc.                                          8,300            296,725
SBC Communications, Inc.                               51,100          1,305,605
Sprint Corp. (PCS Group)*                             190,900          1,097,675
Telephone & Data Systems, Inc.                         60,000          2,982,000
Verizon Communications, Inc.                          109,300          4,311,885
Winstar Communications, Inc.*                         123,400                247
                                                                  --------------
                                                                  $   30,609,029
                                                                  --------------
TRANSPORTATION -- 0.5%
Fedex Corp.                                             6,240     $      387,067
United Parcel Service, Inc.                            14,530            925,561
                                                                  --------------
                                                                  $    1,312,628
                                                                  --------------
UTILITIES -- ELECTRIC -- 3.6%
Calpine Corp.*                                        611,100     $    4,033,260
Duke Energy Corp.                                      62,000          1,236,900
NiSource, Inc.                                        106,500          2,023,500
TXU Corp.                                             103,400          2,321,330
                                                                  --------------
                                                                  $    9,614,990
                                                                  --------------
    Total U.S. Stocks                                             $  250,910,628
                                                                  --------------
FOREIGN STOCKS -- 2.2%
BERMUDA -- 1.6%
Accenture Ltd., "A" (Business Services)*               31,020     $      561,152
Ace Ltd. (Insurance)                                   60,220          2,064,944
XL Capital Ltd. (Insurance)                            18,710          1,552,930
                                                                  --------------
                                                                  $    4,179,026
                                                                  --------------
NETHERLANDS -- 0.1%
STMicroelectronics NV (Electronics)                    18,000     $      374,220
                                                                  --------------
UNITED KINGDOM -- 0.5%
BP Amoco PLC, ADR (Oils)                               33,200     $    1,395,064
                                                                  --------------
    Total Foreign Stocks                                          $    5,948,310
                                                                  --------------
    Total Stocks
      (Identified Cost, $242,137,889)                             $  256,858,938
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 3.9%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                10,477,932     $   10,477,932
                                                                  --------------
SHORT-TERM OBLIGATION -- 3.3%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal Home Loan Bank, due 7/01/03,
  at Amortized Cost                          $          8,852     $    8,852,000
                                                                  --------------
    Total Investments
      (Identified Cost, $261,467,821)                             $  276,188,870
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.7)%                                          (9,967,977)
                                                                  --------------
    Net Assets -- 100.0%                                          $  266,220,893
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
INTERNATIONAL GROWTH SERIES
STOCKS -- 98.1%

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- 97.4%
AUSTRALIA -- 5.5%
APN News & Media Ltd.
  (Printing & Publishing)*                            243,023     $      571,122
BHP Billiton Ltd. (Metals & Mining)                   200,980          1,165,951
John Fairfax Holdings Ltd.
  (Printing & Publishing)                             446,000            862,464
News Corporation Ltd. (Media)*                        150,707          1,133,353
QBE Insurance Group Ltd. (Insurance)*                 292,533          1,830,647
                                                                  --------------
                                                                  $    5,563,537
                                                                  --------------
AUSTRIA -- 0.6%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                   6,500     $      575,326
                                                                  --------------
BERMUDA -- 1.2%
Ace Ltd. (Insurance)                                   18,720     $      641,909
Benfield Group Ltd. (Insurance)*                      116,770            544,286
                                                                  --------------
                                                                  $    1,186,195
                                                                  --------------
CANADA -- 2.3%
EnCana Corp. (Oils)                                    25,600     $      976,227
Rona, Inc. (Buildling Materials)*                      23,310            320,658
Talisman Energy, Inc. (Oils)                           23,000          1,043,334
                                                                  --------------
                                                                  $    2,340,219
                                                                  --------------
CHINA -- 1.2%
China Oilfield Services Ltd.
  (Oil Services)                                    1,268,000     $      284,555
Huaneng Power International, Inc.
  (Utilities -- Electric)                             830,000            947,276
                                                                  --------------
                                                                  $    1,231,831
                                                                  --------------
CROATIA -- 0.5%
Pliva d.d., GDR (Pharmaceuticals)                      38,310     $      530,260
                                                                  --------------
FRANCE -- 8.6%
Cap Gemini SA (Computer Services)                      20,000     $      711,315
France Telecom SA
  (Telecommunications)                                 49,000          1,203,898
Groupe Danone SA
  (Food & Beverage Products)                            5,970            827,473
L'Air Liquide SA (Industrial Gases)                     8,433          1,252,278
Sanofi-Synthelabo SA (Pharmaceuticals)                 17,760          1,041,851
Societe Television Francaise 1 (Media)                 21,782            671,467
STMicroelectronics NV (Electronics)                    28,200            592,301
Total Fina Elf SA, "B" (Oils)                          16,310          2,468,892
                                                                  --------------
                                                                  $    8,769,475
                                                                  --------------
GERMANY -- 5.1%
Bayerische Motoren Werke AG
  (Automotive)                                         30,980     $    1,193,764
Celanese AG (Chemicals)                                37,140            904,816
DePfa Deutsche Pfandbriefbank AG
  (Banks & Credit Cos.)                                 9,300            724,744
Epcos AG (Electronics)                                 22,000            283,928
Porsche AG (Automotive)                                 2,500          1,061,106
SAP AG (Computer Software)                              4,480            529,225
Schering AG (Pharmaceuticals)                          10,490            513,776
                                                                  --------------
                                                                  $    5,211,359
                                                                  --------------
GREECE -- 1.1%
Hellenic Bottling Co., SA (Beverages)                  48,500     $      802,219
OPAP SA (Gaming)                                       33,000            337,069
                                                                  --------------
                                                                  $    1,139,288
                                                                  --------------
HONG KONG -- 1.1%
Aeon Credit Service Co., Ltd.
  (Banks & Credit Cos.)                                18,000     $      570,690
Esprit Asia Holdings Ltd.
  (Apparel & Manufacturers)                           222,000            543,744
                                                                  --------------
                                                                  $    1,114,434
                                                                  --------------
INDONESIA -- 0.7%
Bank Mandiri (Banks & Credit Cos.)*                 1,848,000     $      162,400
Perusahaan Telekomunikasi Indonesia, ADR
  (Telecommunications)                                 45,000            504,000
                                                                  --------------
                                                                  $      666,400
                                                                  --------------
IRELAND -- 0.7%
Anglo Irish Bank Corp. PLC
  (Banks & Credit Cos.)*                               80,000     $      700,830
                                                                  --------------
JAPAN -- 16.2%
Advantest Corp.
  (Special Products & Services)                        12,000     $      532,644
Alps Electric Co., Ltd. (Electronics)                  40,000            513,287
Brother Industries Ltd.
  (Electrical Equipment)                              157,000          1,087,230
Canon, Inc. (Business Machines)                        20,000            919,444
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                    88,000          1,001,477
DDi Corp. (Telecommunications)                            273          1,059,155
Fast Retailing Co., Ltd. (Retail)                      30,700            950,290
Fuji Television Network, Inc. (Media)                     100            353,761
Fujikura Ltd. (Electrical Equipment)                  210,000            693,838
Fujimi, Inc. (Chemicals)                               13,000            298,277
Honda Motor Co., Ltd. (Automotive)                     33,000          1,252,764
JAFCO Co., Ltd. (Financial Services)                   12,000            680,823
JFE Holdings, Inc. (Construction)                      35,000            525,635
Mimasu Semiconductor Industry Co., Ltd.
  (Electronics)                                        22,200            240,420
Nissan Motor Co., Ltd. (Automotive)                   136,000          1,302,641
Nissin Co., Ltd. (Banks & Credit Cos.)                148,000            613,708
Seiko Epson Corp.
  (Business Machines)*                                  6,100            181,694
Shin-Etsu Chemical Co., Ltd. (Chemicals)               25,000            855,200
Shiseido Co., Ltd. (Consumer Products)                 35,000            340,787
Stanley Electric Co., Ltd.
  (Electrical Equipment)                               56,000            799,433
Takeda Chemical Industries Ltd.
  (Pharmaceuticals)                                    28,000          1,034,917
Tokyo Broadcasting System, Inc. (Media)                33,000            402,812
Tokyo Gas Co., Ltd. (Utilities -- Gas)                284,000            817,488
                                                                  --------------
                                                                  $   16,457,725
                                                                  --------------
MEXICO -- 2.4%
America Movil SA de CV, ADR
  (Telecommunications)                                 51,000     $      956,250
Apasco SA (Building Materials)                         14,700            113,667
Corporacion GEO SA de CV, "B"
  (Construction)*                                     100,000            292,837
Grupo Elektra SA de CV (Retail)                       160,000            489,822
TV Azteca SA de CV, ADR (Media)                        85,000            552,500
                                                                  --------------
                                                                  $    2,405,076
                                                                  --------------
NETHERLANDS -- 6.5%
Elsevier NV (Printing & Publishing)                   185,670     $    2,193,333
Fugro NV (Engineering -- Construction)*                15,156            627,595
Koninklijke KPN NV
  (Telecommunications)                                103,340            733,408
Koninklijke Philips Electronics NV
  (Electronics)                                        68,950          1,313,370
VNU NV (Printing & Publishing)*                        54,373          1,678,017
                                                                  --------------
                                                                  $    6,545,723
                                                                  --------------
RUSSIA -- 0.5%
Mobile Telesystems Open Joint Stock Co.,
  ADR (Telecommunications)*                             8,430     $      497,370
                                                                  --------------
SINGAPORE -- 1.7%
MobileOne Asia Ltd.
  (Telecommunications)                                682,000     $      519,029

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- continued
SINGAPORE -- continued
Singapore Exchange Ltd.
  (Financial Services)                                601,000     $      467,625
Singapore Telecommunications Ltd.
  (Telecommunications)                                885,000            758,966
                                                                  --------------
                                                                  $    1,745,620
                                                                  --------------
SOUTH KOREA -- 0.9%
Hyundai Motor Co., Ltd. (Automotive)                   14,000     $      370,364
Samsung Electronics Co., Ltd.
  (Electronics)                                         1,900            564,671
                                                                  --------------
                                                                  $      935,035
                                                                  --------------
SPAIN -- 2.2%
Iberdrola SA (Utilities -- Electric)                   50,000     $      867,289
Telefonica SA (Telecommunications)*                   117,256          1,363,573
                                                                  --------------
                                                                  $    2,230,862
                                                                  --------------
SWEDEN -- 1.0%
Alfa Laval AB
  (Special Products & Services)                        59,740     $      571,607
Hennes & Mauritz AB
  (Apparel & Manufacturers)                            20,000            460,276
                                                                  --------------
                                                                  $    1,031,883
                                                                  --------------
SWITZERLAND -- 9.2%
Converium Holding AG (Insurance)                       17,560     $      812,001
Credit Suisse Group (Financial Services)               30,000            791,284
Givaudan SA (Chemicals)                                 1,285            541,913
Nestle SA (Food & Beverage Products)                    5,400          1,116,676
Novartis AG
  (Medical & Health Products)                          53,800          2,133,531
Syngenta AG (Chemicals)                                14,820            744,509
Synthes-Stratec, Inc.
  (Medical & Health Products)                           1,888          1,359,148
UBS AG (Financial Services)                            33,419          1,863,067
                                                                  --------------
                                                                  $    9,362,129
                                                                  --------------
THAILAND -- 0.5%
BEC World Public Co., Ltd.
  (Broadcast & Cable TV)                               95,000     $      541,954
                                                                  --------------
UNITED KINGDOM -- 27.7%
Amvescap PLC (Financial Services)                     130,000     $      898,186
AstraZeneca Group PLC
  (Medical & Health Products)                          42,000          1,686,950
Aviva PLC (Insurance)*                                 84,286            586,174
Bank of Ireland Group
  (Banks & Credit Cos.)                                53,240            643,625
BP PLC, ADR (Oils)*                                   358,487          2,490,164
British Sky Broadcasting Group PLC
  (Media)                                              90,860          1,008,476
Close Brothers Group PLC
  (Financial Services)                                 76,110            824,005
Compass Group PLC
  (Food & Beverage Products)                          106,540            575,407
Daily Mail & General Trust
  (Printing & Publishing)                              67,240            633,504
Diageo PLC
  (Food & Beverage Products)*                         134,018          1,433,224
easyJet PLC (Airlines)                                115,000            437,192
Jardine Lloyd Thompson Group PLC
  (Insurance)                                          40,290            401,237
Johnston Press PLC
  (Printing & Publishing)                             139,010            995,202
Kingfisher PLC (Retail)*                              263,831          1,209,050
Next PLC (Retail)                                      64,660          1,097,088
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                         83,110          1,527,583
Rio Tinto Group PLC (Metals & Mining)*                 33,450            630,301
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                               79,855     $    2,243,871
Schroders PLC (Financial Services)                     57,000            593,321
Signet Group PLC (Retail)*                            324,960            484,757
Smith & Nephew PLC
  (Medical & Health Products)*                        110,000            633,185
Standard Chartered PLC
  (Banks & Credit Cos.)*                               84,050          1,022,498
Taylor & Francis Group
  (Printing & Publishing)                              60,000            466,118
Unilever PLC
  (Consumer Goods & Services)                         251,110          2,002,664
Vodafone Group PLC
  (Telecommunications)*                             1,220,000          2,389,598
Willis Group Holdings Ltd. (Insurance)                 17,000            522,750
WPP Group PLC (Advertising)                            88,310            693,346
                                                                  --------------
                                                                  $   28,129,476
                                                                  --------------
    Total Foreign Stocks                                          $   98,912,007
                                                                  --------------
U.S. STOCK -- 0.7%
BUSINESS SERVICES -- 0.7%
Manpower, Inc.,                                        18,060     $      669,846
                                                                  --------------
    Total Stocks
      (Identified Cost, $91,838,125)                              $   99,581,853
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 6.7%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                 6,825,693     $    6,825,693
                                                                  --------------
SHORT-TERM OBLIGATION -- 1.6%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $          1,625     $    1,625,000
                                                                  --------------
    Total Investments
      (Identified Cost, $100,288,818)                             $  108,032,546
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.4)%                                          (6,527,717)
                                                                  --------------
    Net Assets -- 100.0%                                          $  101,504,829
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 96.7%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 93.5%
AEROSPACE -- 1.2%
Northrop Grumman Corp.                                 31,100     $    2,683,619
United Technologies Corp.                              49,400          3,499,002
                                                                  --------------
                                                                  $    6,182,621
                                                                  --------------
AIRLINES -- 0.2%
JetBlue Airways Corp.*                                 23,200     $      981,128
                                                                  --------------
BANKS & CREDIT COS. -- 0.9%
Bank of New York Co., Inc.                             64,700     $    1,860,125
Capital One Financial Corp.                            25,000          1,229,500
Northern Trust Corp.                                   33,900          1,416,681
                                                                  --------------
                                                                  $    4,506,306
                                                                  --------------
BIOTECHNOLOGY -- 6.7%
Abbott Laboratories, Inc.                             222,000     $    9,714,720
Amgen, Inc.*                                          176,600         11,733,304
Biogen, Inc.*                                          43,900          1,668,200
Genentech, Inc.*                                       60,000          4,327,200
Genzyme Corp.*                                         18,500            773,300
Gilead Sciences, Inc.*                                 25,200          1,400,616
Guidant Corp.                                          78,500          3,484,615
Medimmune, Inc.*                                       50,500          1,836,685
                                                                  --------------
                                                                  $   34,938,640
                                                                  --------------
BUSINESS MACHINES -- 2.5%
Hewlett-Packard Co.                                   187,100     $    3,985,230
International Business Machines Corp.                 111,700          9,215,250
                                                                  --------------
                                                                  $   13,200,480
                                                                  --------------
BUSINESS SERVICES -- 2.1%
Apollo Group, Inc.*                                    25,300     $    1,562,528
BEA Systems, Inc.*                                     96,700          1,050,162
First Data Corp.                                      168,100          6,966,064
Manpower, Inc.                                         31,800          1,179,462
                                                                  --------------
                                                                  $   10,758,216
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 2.9%
Dell Computer Corp.*                                  276,174     $    8,826,521
Intel Corp.                                           306,800          6,376,531
                                                                  --------------
                                                                  $   15,203,052
                                                                  --------------
COMPUTER SOFTWARE -- 1.2%
Oracle Corp.*                                         521,674     $    6,270,521
                                                                  --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 4.0%
Microsoft Corp.                                       809,464     $   20,730,373
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 0.9%
VERITAS Software Corp.*                               154,383     $    4,426,161
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Cadence Design Systems, Inc.*                          91,800     $    1,107,108
                                                                  --------------
CONGLOMERATES -- 5.3%
General Electric Co.                                  397,636     $   11,404,200
InterActiveCorp*                                      201,700          7,981,269
Tyco International Ltd.                               441,500          8,379,670
                                                                  --------------
                                                                  $   27,765,139
                                                                  --------------
CONSUMER GOODS & SERVICES -- 4.0%
Altria Group, Inc.                                    112,300     $    5,102,912
Avon Products, Inc.                                   156,000          9,703,200
Procter & Gamble Co.                                   69,900          6,233,682
                                                                  --------------
                                                                  $   21,039,794
                                                                  --------------
ELECTRONICS -- 4.2%
Analog Devices, Inc.*                                 221,600     $    7,716,112
Lam Research Corp.*                                    43,400            790,314
Linear Technology Corp.                               164,400          5,295,324
Microchip Technology, Inc.                            180,400          4,443,252
Novellus Systems, Inc.*                                86,600          3,171,379
Xilinx, Inc.*                                          20,800            526,448
                                                                  --------------
                                                                  $   21,942,829
                                                                  --------------
ENTERTAINMENT -- 7.7%
AOL Time Warner, Inc.*                                611,400     $    9,837,426
Clear Channel Communications, Inc.*                   224,200          9,503,838
Liberty Media Corp.*                                  225,700          2,609,092
MGM Mirage*                                            60,800          2,078,144
Viacom, Inc., "B"*                                    217,576          9,499,368
Walt Disney Co.                                       325,600          6,430,600
                                                                  --------------
                                                                  $   39,958,468
                                                                  --------------
FINANCIAL INSTITUTIONS -- 7.8%
American Express Co.                                  160,200     $    6,697,962
Citigroup, Inc.                                       238,554         10,210,111
Federal National Mortgage Assn                         99,300          6,696,792
Goldman Sachs Group, Inc.                              76,400          6,398,500
Merrill Lynch & Co., Inc.                             223,800         10,446,984
                                                                  --------------
                                                                  $   40,450,349
                                                                  --------------
FINANCIAL SERVICES -- 1.3%
SLM Corp.                                             173,100     $    6,780,327
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 1.2%
Anheuser-Busch Cos., Inc.                               5,100     $      260,355
PepsiCo, Inc.                                         130,900          5,825,050
                                                                  --------------
                                                                  $    6,085,405
                                                                  --------------
HEALTHCARE -- 1.4%
Aetna, Inc.                                            62,500     $    3,762,500
Weight Watchers International, Inc.*                   16,600            755,134
WellPoint Health Networks, Inc.*                       34,100          2,874,630
                                                                  --------------
                                                                  $    7,392,264
                                                                  --------------
INSURANCE -- 0.7%
Travelers Property Casualty Corp., "A"                215,700     $    3,429,630
                                                                  --------------
INTERNET -- 0.9%
eBay, Inc.*                                            45,200     $    4,708,936
                                                                  --------------
LEISURE -- 0.3%
Carnival Corp.                                         49,000     $    1,592,990
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 6.9%
Becton, Dickinson & Co.                                45,600     $    1,771,560
Boston Scientific Corp.*                               38,700          2,364,570
Forest Laboratories, Inc.*                             45,200          2,474,700
Johnson & Johnson Co.                                 110,400          5,707,680
Pfizer, Inc.                                          525,831         17,957,129
Schering-Plough Corp.                                 291,800          5,427,480
                                                                  --------------
                                                                  $   35,703,119
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.1%
Caremark Rx, Inc.*                                     97,000     $    2,490,960
McKesson Corp.                                         75,200          2,687,648
Medtronic, Inc.                                        64,000          3,070,080
Omnicare, Inc.                                         63,400          2,142,286
St. Jude Medical, Inc.*                                99,600          5,727,000
                                                                  --------------
                                                                  $   16,117,974
                                                                  --------------
OIL SERVICES -- 2.2%
BJ Services Co.*                                       57,100     $    2,133,256
Noble Corp.*                                           58,400          2,003,120
Schlumberger Ltd.                                     153,800          7,316,266
                                                                  --------------
                                                                  $   11,452,642
                                                                  --------------
PHARMACEUTICALS -- 1.6%
Wyeth                                                 184,600     $    8,408,530
                                                                  --------------
PRINTING & PUBLISHING -- 1.0%
Tribune Co.                                           108,600     $    5,245,380
                                                                  --------------
RESTAURANTS & LODGING -- 1.9%
Cendant Corp.*                                        233,600     $    4,279,552
McDonald's Corp.                                      148,900          3,284,734
Starbucks Corp.*                                       95,800          2,349,016
                                                                  --------------
                                                                  $    9,913,302
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
RETAIL -- 11.6%
Bed Bath & Beyond, Inc.*                               66,800     $    2,592,508
Best Buy Co., Inc.*                                   135,800          5,964,336
CVS Corp.                                              96,900          2,716,107
Home Depot, Inc.                                      360,700         11,946,384
Kohl's Corp.*                                         160,600          8,251,628
Lowe's Cos., Inc.                                     167,200          7,181,240
Target Corp.                                          293,600         11,109,824
TJX Cos., Inc.                                         14,000            263,760
Wal-Mart Stores, Inc.                                 165,200          8,866,284
Williams-Sonoma, Inc.*                                 46,000          1,343,200
                                                                  --------------
                                                                  $   60,235,271
                                                                  --------------
SPECIAL PRODUCTS & SERVICES -- 1.9%
3M Co.                                                 72,800     $    9,389,744
Career Education Corp.*                                 4,600            314,732
                                                                  --------------
                                                                  $    9,704,476
                                                                  --------------
TELECOMMUNICATIONS & CABLE -- 1.1%
Comcast Corp. "A"*                                    186,859     $    5,639,405
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 1.3%
AT&T Wireless Services, Inc.*                         393,500     $    3,230,635
Sprint Corp. (PCS Group)*                             637,200          3,663,900
                                                                  --------------
                                                                  $    6,894,535
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.0%
Cisco Systems, Inc.*                                  622,777     $   10,394,148
                                                                  --------------
TRANSPORTATION -- 1.3%
Fedex Corp.                                            78,400     $    4,863,152
United Parcel Service, Inc.                            31,700          2,019,290
                                                                  --------------
                                                                  $    6,882,442
                                                                  --------------
    Total U.S. Stocks                                             $  486,041,961
                                                                  --------------
FOREIGN STOCKS -- 3.2%
BERMUDA -- 0.8%
XL Capital Ltd. (Insurance)                            50,000     $    4,150,000
                                                                  --------------
CANADA -- 0.8%
EnCana Corp. (Utilities -- Gas)                       103,300     $    3,963,621
                                                                  --------------
GERMANY -- 0.4%
Bayerische Motoren Werke AG
  (Automotive)                                         60,300     $    2,323,563
                                                                  --------------
SWITZERLAND -- 0.4%
Novartis AG
  (Medical & Health Products)                          49,100     $    1,947,144
                                                                  --------------
TAIWAN -- 0.8%
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)*                        418,100     $    4,214,448
                                                                  --------------
UNITED KINGDOM
Vodafone Group PLC, ADR
  (Telecommunications)                                 12,999     $      255,431
                                                                  --------------
    Total Foreign Stocks                                          $   16,854,207
                                                                  --------------
    Total Stocks
      (Identified Cost, $474,175,475)                             $  502,896,168
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 3.1%
Navigator Securities Lending
  Prime Portfolio, at Amortized Cost                16,091,553    $   16,091,553
                                                                  --------------

                                            PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)            VALUE
SHORT-TERM OBLIGATIONS -- 5.0%
AIG Funding, Inc., due 7/01/03               $          9,544     $    9,544,000
Citigroup, Inc., due 7/01/03                            5,650          5,650,000
ConocoPhillips, due 7/01/03                             5,205          5,205,000
General Electric Capital Corp., due 7/01/03             5,481          5,481,000
    Total Short-Term Obligations,
      at Amortized Cost                                           $   25,880,000
                                                                  --------------
    Total Investments
      (Identified Cost, $516,147,028)                             $  544,867,721
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (4.8)%                                         (24,757,398)
                                                                  --------------
    Net Assets -- 100.0%                                          $  520,110,323
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MID CAP VALUE SERIES
STOCKS -- 91.0%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 87.8%
ADVERTISING & BROADCASTING -- 1.2%
American Financial Realty Trust*                        1,300     $       19,383
Lamar Advertising Co., "A"*                               790             27,816
                                                                  --------------
                                                                  $       47,199
                                                                  --------------
AEROSPACE & DEFENSE -- 1.5%
Alliant Techsystems, Inc.*                                640     $       33,222
United Defense Industries, Inc.*                          850             22,049
                                                                  --------------
                                                                  $       55,271
                                                                  --------------
AGRICULTURAL PRODUCTS -- 1.0%
AGCO Corp.                                              2,200     $       37,576
                                                                  --------------
APPAREL & TEXTILES -- 1.0%
Reebok International Ltd.*                              1,100     $       36,993
                                                                  --------------
AUTOMOTIVE -- 1.3%
American Axle & Manufacturing
  Holdings, Inc.*                                         850     $       20,315
Lear Corp.*                                               660             30,373
                                                                  --------------
                                                                  $       50,688
                                                                  --------------
BANKS & CREDIT COS. -- 6.6%
Banknorth Group, Inc.                                   1,330     $       33,942
Compass Bancshares, Inc.                                  710             24,800
Dime Community Bancshares                                 700             17,815
First Niagara Financial Group, Inc.                       700              9,772
First Tennessee National Corp.                            510             22,394
Mercantile Bankshares Corp.                               700             27,566
New York Community Bancorp, Inc.                          716             20,828
Provident Financial Services, Inc.                      1,010             19,241
Republic Bancshares, Inc.                                 560             14,006
SouthTrust Corp.                                          880             23,936
Sun Bancorp, Inc.                                         690             13,731
Zions Bancorporation                                      450             22,774
                                                                  --------------
                                                                  $      250,805
                                                                  --------------
BUILDING -- 1.2%
American Standard Cos., Inc.*                             600     $       44,358
                                                                  --------------
BUSINESS SERVICES -- 4.6%
ARAMARK Corp.*                                            940     $       21,075
BearingPoint, Inc.*                                     2,520             24,318
BISYS Group, Inc.*                                      1,580             29,024
DST Systems, Inc.*                                        800             30,400
Dun & Bradstreet Corp.*                                   640             26,304
MPS Group, Inc.*                                        3,360             23,117
Thermo Electron Corp.*                                  1,050             22,249
                                                                  --------------
                                                                  $      176,487
                                                                  --------------
CELLULAR PHONES -- 0.6%
Telephone & Data Systems, Inc.                            490     $       24,353
                                                                  --------------
CHEMICALS -- 3.7%
Air Products & Chemicals, Inc.                            790     $       32,864
Georgia Gulf Corp.                                      1,320             26,136
Lyondell Chemical Co.                                   4,150             56,149
PPG Industries, Inc.                                      470             23,848
                                                                  --------------
                                                                  $      138,997
                                                                  --------------
COMMUNICATION SERVICES -- 0.5%
Citizens Communications Co.*                            1,580     $       20,366
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 0.6%
Ingram Micro, Inc.*                                     2,200     $       24,200
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.4%
Cadence Design Systems, Inc.*                           1,900     $       22,914
Network Associates, Inc.*                               2,270             28,784
                                                                  --------------
                                                                  $       51,698
                                                                  --------------
CONSTRUCTION -- 0.4%
Lennar Corp.                                              190     $       13,585
                                                                  --------------
CONSUMER GOODS & SERVICES -- 0.9%
Newell Rubbermaid, Inc.                                   660     $       18,480
Yankee Candle, Inc.*                                      640             14,861
                                                                  --------------
                                                                  $       33,341
                                                                  --------------
CONTAINERS -- 3.3%
Constar International, Inc.*                              570     $        4,326
Owens Illinois, Inc.*                                   3,630             49,985
Smurfit-Stone Container Corp.*                          3,220             41,957
Sonoco Products Co.                                     1,270             30,506
                                                                  --------------
                                                                  $      126,774
                                                                  --------------
DEFENSE ELECTRONICS -- 0.6%
EDO Corp.                                               1,270     $       22,479
                                                                  --------------
ELECTRONICS -- 4.7%
Agere Systems, Inc.*                                    3,810     $        8,763
Applied Micro Circuits Corp.*                           4,610             27,890
Cypress Semiconductor Corp.*                            2,370             28,440
Fairchild Semiconductor
  International Co.*                                    1,260             16,115
Johnson Controls, Inc.                                    310             26,536
National Semiconductor Corp.*                             790             15,579
Novellus Systems, Inc.*                                 1,170             42,847
Tektronix, Inc.*                                          640             13,824
                                                                  --------------
                                                                  $      179,994
                                                                  --------------
ENERGY -- 1.2%
Equitable Resources, Inc.                                 470     $       19,148
TXU Corp.                                               1,170             26,266
                                                                  --------------
                                                                  $       45,414
                                                                  --------------
ENERGY -- INDEPENDENT -- 0.2%
Reliant Resources, Inc.*                                  940     $        5,762
                                                                  --------------
ENTERTAINMENT -- 1.8%
Hearst-Argyle Television, Inc.*                         1,110     $       28,749
MGM Mirage, Inc.*                                       1,110             37,940
                                                                  --------------
                                                                  $       66,689
                                                                  --------------
FINANCIAL INSTITUTIONS -- 3.3%
Astoria Financial Corp.                                 1,320     $       36,867
Charter One Financial, Inc.                             1,160             36,169
TCF Financial Corp.                                     1,300             51,792
                                                                  --------------
                                                                  $      124,828
                                                                  --------------
FINANCIAL SERVICES -- 1.5%
Greenpoint Financial Corp.                                510     $       25,979
National Commerce Financial Corp.                       1,410             31,288
                                                                  --------------
                                                                  $       57,267
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 1.8%
Archer-Daniels-Midland Co.                              2,370     $       30,502
Del Monte Foods Co.*                                    1,760             15,558
McCormick & Co., Inc.                                     800             21,760
                                                                  --------------
                                                                  $       67,820
                                                                  --------------
FOREST & PAPER PRODUCTS -- 1.2%
Bowater, Inc.                                           1,250     $       46,813
                                                                  --------------
GAMING & HOTELS -- 0.1%
Argosy Gaming Corp.*                                      210     $        4,391
                                                                  --------------
HEALTHCARE -- 1.1%
Apria Healthcare Group, Inc.*                             900     $       22,392
Community Health Systems, Inc.*                         1,100             21,219
                                                                  --------------
                                                                  $       43,611
                                                                  --------------
INDUSTRIAL -- 0.3%
Rockwell Automation, Inc.                                 500     $       11,920
                                                                  --------------
INSURANCE -- 2.6%
Safeco Corp.                                              320     $       11,290
The St. Paul Cos., Inc.                                 1,160             42,352

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
INSURANCE -- continued
U.S.I. Holdings Corp.*                                  2,630     $       30,929
UnumProvident Corp.                                     1,150             15,421
                                                                  --------------
                                                                  $       99,992
                                                                  --------------
MACHINERY -- 0.4%
SPX Corp.*                                                350     $       15,421
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 2.1%
AmerisourceBergen Corp.                                   640     $       44,384
DENTSPLY International, Inc.                              550             22,495
Sybron Dental Specialties, Inc.*                          490             11,564
                                                                  --------------
                                                                  $       78,443
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.9%
Apogent Technologies, Inc.*                             1,020     $       20,400
Health Management
  Associates, Inc., "A"                                   950             17,528
Millipore Corp.*                                          670             29,728
Renal Care Group, Inc.*                                   460             16,197
Tenet Healthcare Corp.*                                 2,370             27,610
                                                                  --------------
                                                                  $      111,463
                                                                  --------------
MEDICAL EQUIPMENT -- 1.0%
Waters Corp.*                                           1,270     $       36,995
                                                                  --------------
NATURAL GAS -- PIPELINE -- 0.8%
XTO Energy, Inc.                                        1,500     $       30,165
                                                                  --------------
OIL SERVICES -- 3.7%
GlobalSantaFe Corp.                                     1,780     $       41,545
Halliburton Co.                                           540             12,420
Noble Corp.*                                            1,760             60,368
Smith International, Inc.*                                750             27,555
                                                                  --------------
                                                                  $      141,888
                                                                  --------------
OILS -- 4.8%
Devon Energy Corp.                                        940     $       50,196
EOG Resources, Inc.                                       790             33,054
Forest Oil Corp.*                                       1,580             39,690
Newfield Exploration Co.*                                 850             31,917
Pioneer Natural Resources Co.*                          1,100             28,710
                                                                  --------------
                                                                  $      183,567
                                                                  --------------
PRINTING & PUBLISHING -- 2.4%
Bowne & Co., Inc.                                         620     $        8,079
E.W. Scripps Co.                                          320             28,390
Meredith Corp.                                            540             23,760
New York Times Co.                                        640             29,120
                                                                  --------------
                                                                  $       89,349
                                                                  --------------
RAILROADS -- 1.1%
CSX Corp.                                               1,100     $       33,099
Kansas City Southern Industries, Inc.*                    830              9,985
                                                                  --------------
                                                                  $       43,084
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 3.0%
Boston Properties, Inc.                                   630     $       27,594
iStar Financial, Inc.                                   1,020             37,230
Maguire Properties, Inc.*                               1,100             21,175
Starwood Hotels & Resorts Co.                             990             28,304
                                                                  --------------
                                                                  $      114,303
                                                                  --------------
RESTAURANTS & LODGING -- 3.6%
CEC Entertainment, Inc.*                                  670     $       24,743
Darden Restaurants, Inc.                                1,510             28,660
Hilton Hotels Corp.                                     1,760             22,510
Outback Steakhouse, Inc.                                  800             31,200
Wendy's International, Inc.                             1,020             29,550
                                                                  --------------
                                                                  $      136,663
                                                                  --------------
RETAIL -- 4.3%
Foot Locker, Inc.                                       1,260     $       16,695
Liz Claiborne, Inc.                                       850             29,962
May Department Stores Co.                                 650     $       14,469
Office Depot, Inc.*                                     2,050             29,745
Petco Animal Supplies, Inc.*                              290              6,305
Pier 1 Imports, Inc.                                    1,580             32,232
Sears, Roebuck & Co.                                      790             26,576
Talbots, Inc.                                             320              9,424
                                                                  --------------
                                                                  $      165,408
                                                                  --------------
SPECIAL PRODUCTS & SERVICES -- 2.1%
School Specialty, Inc.*                                 1,600     $       45,536
The Stanley Works                                       1,270             35,052
                                                                  --------------
                                                                  $       80,588
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
Cincinnati Bell, Inc.*                                  2,980     $       19,966
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 1.9%
Advanced Fibre Communications, Inc.*                    2,360     $       38,397
Commonwealth Telephone
  Enterprises, Inc.*                                      800             35,176
                                                                  --------------
                                                                  $       73,573
                                                                  --------------
TRUCKING -- 0.7%
Heartland Express, Inc.*                                  320     $        7,120
Swift Transportation, Inc.*                               940             17,503
                                                                  --------------
                                                                  $       24,623
                                                                  --------------
UTILITIES -- ELECTRIC -- 1.7%
Calpine Corp.*                                          4,740     $       31,284
DTE Energy Co.                                            470             18,161
Keyspan Corp.                                             460             16,307
                                                                  --------------
                                                                  $       65,752
                                                                  --------------
UTILITIES -- GAS -- 0.6%
AGL Resources, Inc.                                       830     $       21,115
                                                                  --------------
    Total U.S. Stocks                                             $    3,342,037
                                                                  --------------
FOREIGN STOCKS -- 3.2%
BERMUDA -- 0.8%
Ace Ltd. (Insurance)                                      900     $       30,861
                                                                  --------------
CANADA -- 1.5%
Abitibi-Consolidated, Inc.
  (Forest and Paper Products)                           5,540     $       35,511
Manitoba Telecom Services, Inc.
  (Telecommunications)                                    720             21,105
                                                                  --------------
                                                                  $       56,616
                                                                  --------------
UNITED KINGDOM -- 0.9%
Willis Group Holdings Ltd. (Insurance)                  1,110     $       34,132
                                                                  --------------
    Total Foreign Stocks                                          $      121,609
                                                                  --------------
    Total Stocks (Identified Cost, $3,277,199)                    $    3,463,646
                                                                  --------------
PREFERRED STOCKS -- 3.3%
INSURANCE -- 2.1%
Chubb Corp.*                                            1,500     $       38,550
Hartford Financial Services Group, Inc.*                  400             21,856
UnumProvident Corp.*                                      700             20,895
                                                                  --------------
                                                                  $       81,301
                                                                  --------------
PHARMACEUTICALS -- 1.0%
Omnicare, Inc.*                                           700     $       38,360
                                                                  --------------
UTILITIES -- GAS -- 0.2%
Southern Union Co.*                                       100     $        5,330
                                                                  --------------
    Total Preferred Stocks (Identified
      Cost, $115,000)                                             $      124,991
                                                                  ==============

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)           VALUE
CONVERTIBLE BONDS -- 1.6%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., 2.875s, 2010          $             20     $       20,075
                                                                  --------------
OIL SERVICES -- 0.7%
Halliburton Co., 3.125s, 2023                $             25     $       25,188
                                                                  --------------
UTILITIES -- ELECTRIC POWER -- 0.4%
Reliant Resources, Inc., 5s, 2010            $             15     $       14,700
                                                                  --------------
    Total Convertible Bonds
      (Identified Cost, $60,000)                                  $       59,963
                                                                  --------------
SHORT-TERM OBLIGATION -- 10.5%
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $            402     $      402,000
                                                                  --------------
    Total Investments (Identified Cost,
      $3,854,199)                                                 $    4,050,600
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.4)%                                            (245,071)
                                                                  --------------
    Net Assets -- 100.0%                                          $    3,805,529
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited ) -- June 30, 2003
NEW DISCOVERY SERIES
STOCKS -- 92.9%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 89.9%
AEROSPACE & DEFENSE -- 0.1%
Herley Industries, Inc.*                               17,200     $      292,056
                                                                  --------------
AIRLINES -- 0.9%
Airtran Holdings, Inc.*                                14,200     $      148,674
Alaska Air Group, Inc.*                                22,300            478,335
Atlantic Coast Airlines Holdings, Inc.*                42,300            570,627
Frontier Airlines Inc., New*                           14,300            129,844
Mesa Air Group, Inc.*                                  37,600            300,800
Skywest, Inc.                                          18,800            358,328
                                                                  --------------
                                                                  $    1,986,608
                                                                  --------------
AGRICULTURAL PRODUCTS -- 0.6%
Delta and Pine Land Co.                                66,325     $    1,457,824
                                                                  --------------
APPAREL & TEXTILES -- 0.4%
Reebok International Ltd.*                             16,900     $      568,347
Wolverine World Wide, Inc.                             21,700            417,942
                                                                  --------------
                                                                  $      986,289
                                                                  --------------
BANKS -- 3.5%
Alabama National BanCorp                                7,900     $      382,992
Anchor BanCorp Wisconsin, Inc.                          1,400             33,446
BankUnited Financial Corp.*                            36,200            729,430
Brookline Bancorp, Inc.                                52,649            737,086
Citizens South Banking Corp.                           20,500            271,420
East West Bancorp, Inc.                                18,700            675,818
First BanCorp.                                          2,500             68,625
First Community Bancorp                                 8,300            258,711
Glacier Bancorp, Inc.                                   7,860            193,513
Gold Banc Corp., Inc.                                  16,270            170,998
Harbor Florida Bancshares, Inc.                        23,400            560,664
Independence Community Bank Corp.                       9,200            259,624
Investors Financial Services Corp.                     40,300          1,169,103
Provident Financial Services                            6,100            116,205
Republic Bancshares, Inc.*                             10,800            270,108
Sound Federal Bancorp, Inc.                             9,605            130,532
The South Financial Group, Inc.                         6,500            151,645
UCBH Holdings, Inc.                                    46,800          1,342,224
Umpqua Holdings Corp.                                  11,600            220,284
Wintrust Financial Corp.                               10,100            298,960
                                                                  --------------
                                                                  $    8,041,388
                                                                  --------------
BIOTECHNOLOGY -- 2.2%
Antigenics, Inc.*                                      37,770     $      435,110
Atherogenics, Inc.*                                    10,500            156,765
CryoLife, Inc.*                                        94,800            981,180
CV Therapeutics, Inc.*                                 14,000            415,240
ICOS Corp.*                                             7,200            264,600
InterMune, Inc.*                                       32,880            529,697
Millipore Corp.*                                       25,000          1,109,250
Neurocrine Biosciences, Inc.*                           7,600            379,544
Tanox, Inc.*                                           17,400            279,270
Xoma Ltd.*                                            108,100            576,173
                                                                  --------------
                                                                  $    5,126,829
                                                                  --------------
BROKERAGE & ASSET MANAGERS -- 3.6%
Affiliated Managers Group, Inc.*                       36,700     $    2,236,865
First Albany Cos., Inc.                                 7,100             88,253
Friedman Billings Ramsey Group, "A"                    94,060          1,260,404
Jeffries Group, Inc.                                   15,400            766,766
Knight Trading Group, Inc.*                            41,500            258,130
Raymond James Financial, Inc.                          31,500          1,041,075
SoundView Technology Group, Inc.*                      29,780            303,458
SWS Group, Inc.                                        30,900            622,635
Waddell & Reed Financial, Inc., "A"                    66,700          1,712,189
                                                                  --------------
                                                                  $    8,289,775
                                                                  --------------
BUILDING MATERIALS -- 0.1%
Florida Rock Industries, Inc.                           6,600     $      272,448
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
BUSINESS SERVICES -- 6.7%
Alliance Data Systems Corp.*                           56,330     $    1,318,122
Anteon International Corp.*                             2,900             80,939
Arbitron, Inc.*                                        16,400            585,480
BearingPoint, Inc.*                                    42,300            408,195
BISYS Group, Inc.*                                     28,000            514,360
Bright Horizons Family Solutions, Inc.*                25,900            869,204
CACI International, Inc., "A"*                         65,000          2,229,500
Corporate Executive Board Co.*                         41,700          1,690,101
CoStar Group, Inc.*                                    20,200            603,172
Diamondcluster International, Inc., "A"*               10,900             40,439
Digitas, Inc.*                                         51,900            257,424
Getty Images, Inc.*                                    50,600          2,089,780
Global Payments, Inc.*                                 61,263          2,174,836
Ingram Micro, Inc.*                                    53,000            583,000
Kroll, Inc.*                                            3,360             90,922
MPS Group, Inc.*                                       83,100            571,728
Perot Systems Corp., "A"*                             117,550          1,335,368
                                                                  --------------
                                                                  $   15,442,570
                                                                  --------------
CHEMICALS -- 0.1%
Georgia Gulf Corp.                                     12,200     $      241,560
                                                                  --------------
COMPUTER SOFTWARE -- 6.6%
Ansys, Inc.*                                           62,900     $    1,956,190
Autodesk, Inc.                                         95,500          1,543,280
Avid Technology, Inc.*                                 74,100          2,598,687
Borland Software Corp.*                               110,900          1,083,493
Kronos, Inc.*                                          72,200          3,668,482
Magma Design Automation, Inc.*                          4,900             84,035
Microstrategy, Inc., "A"*                              17,000            619,310
Netscreen Technologies, Inc.*                          13,400            302,170
Progress Software Corp.*                               41,700            864,441
SafeNet, Inc.*                                          1,300             36,374
Secure Computing Corp.*                                95,300            831,969
Serena Software, Inc.*                                 11,500            240,120
SS & C Technologies, Inc.*                             18,800            299,860
Verisity Ltd.*                                         52,500            626,850
Verity, Inc.*                                          46,500            588,690
                                                                  --------------
                                                                  $   15,343,951
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.4%
Acxiom Corp.*                                          65,000     $      980,850
Ariba, Inc.*                                           30,200             89,694
Cadence Design Systems, Inc.*                          93,000          1,121,580
CCC Information Services Group, Inc.*                  19,700            285,650
Cognos, Inc.*                                          67,600          1,825,200
Manhattan Associates, Inc.*                            10,800            280,476
Network Associates, Inc.*                             239,600          3,038,128
Quest Software, Inc.*                                  21,100            251,090
                                                                  --------------
                                                                  $    7,872,668
                                                                  --------------
CONSUMER PRODUCTS -- 1.9%
Harman International Industries, Inc.                  14,600     $    1,155,444
Leapfrog Enterprises, Inc.*                            14,800            470,788
Lexar Media, Inc.*                                    164,400          1,568,376
The Yankee Candle Co., Inc.*                           47,400          1,100,628
                                                                  --------------
                                                                  $    4,295,236
                                                                  --------------
CONSUMER SERVICES -- 4.0%
Career Education Corp.*                                50,850     $    3,479,157
Corinthian Colleges, Inc.*                             14,000            679,980
Education Management Corp.*                            32,200          1,712,396
ITT Educational Services, Inc.*                         7,900            231,075
Strayer Education, Inc.                                38,600          3,066,770
                                                                  --------------
                                                                  $    9,169,378
                                                                  --------------
ELECTRICAL EQUIPMENT -- 1.1%
A.O. Smith Corp.                                       23,100     $      650,265
Baldor Electric Co.                                    18,500            381,100
Mettler Toledo International, Inc.*                    37,690          1,381,339
                                                                  --------------
                                                                  $    2,412,704
                                                                  --------------
ELECTRONICS -- 6.1%
Amphenol Corp., "A"*                                   18,500     $      866,170
Applied Micro Circuits Corp.*                         249,300          1,508,265
Brooks Automation Inc., New*                           37,000            419,580
Cabot Microelectronics Corp.*                           9,500            479,465
Cymer, Inc.*                                           28,100            886,836
Cypress Semiconductor Corp.*                          100,000          1,200,000
DSP Group, Inc.*                                       27,120            583,894
Exar Corp.*                                            40,800            645,864
Excel Technology, Inc.*                                16,500            376,695
Genus, Inc.*                                           11,800             31,860
Integrated Circuit Systems, Inc.*                      30,200            949,186
Integrated Device Technology, Inc.*                    45,600            503,880
Kopin Corp.*                                          108,300            662,796
Lam Research Corp.*                                    37,500            682,875
Lattice Semiconductor Corp.*                           33,200            273,236
Micrel, Inc.*                                         100,000          1,039,000
MKS Instruments, Inc.*                                 19,000            343,330
Silicon Laboratories, Inc.*                            48,000          1,278,720
Technitrol, Inc.*                                      43,900            660,695
Vitesse Semiconductor Corp.*                           56,000            275,520
Zoran Corp.*                                           24,300            466,803
                                                                  --------------
                                                                  $   14,134,670
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 1.0%
American Italian Pasta Co., "A"*                       19,000     $      791,350
Performance Food Group Co.*                            28,600          1,058,200
Tootsie Roll Industries, Inc.                          11,236            342,586
                                                                  --------------
                                                                  $    2,192,136
                                                                  --------------
FURNITURE & HOME APPLIANCES -- 0.2%
Select Comfort Corp.*                                  32,000     $      524,160
                                                                  --------------
GAMING & HOTELS -- 0.1%
Argosy Gaming Corp.*                                   11,700     $      244,647
                                                                  --------------
HOUSING -- 0.2%
Toll Brothers, Inc.*                                   13,600     $      385,016
                                                                  --------------
INDUSTRIAL GASES -- 0.1%
Airgas, Inc.                                           17,300     $      289,775
                                                                  --------------
INSURANCE
U.S.I. Holdings Corp.*                                  3,600     $       42,336
                                                                  --------------
INTERNET -- 1.2%
Autobytel, Inc.*                                        7,300     $       45,552
Autobytel, Inc.*+                                     108,200            601,808
Digital Insight Corp.*                                 16,300            310,515
Digital River, Inc.*                                   61,700          1,190,810
eCollege.com, Inc.*                                    11,400            130,872
Looksmart Ltd.*                                        70,100            198,383
Priceline.com, Inc.*                                    9,450            211,586
                                                                  --------------
                                                                  $    2,689,526
                                                                  --------------
MACHINERY -- 0.9%
Cognex Corp.*                                          33,700     $      753,195
Kennametal, Inc.                                       19,000            642,960
NN, Inc.                                               20,900            264,594
The Timken Co.                                         28,000            490,280
                                                                  --------------
                                                                  $    2,151,029
                                                                  --------------
MEDIA -- 4.0%
aQuantive, Inc.*                                       30,000     $      315,000
Cox Radio, Inc., "A"*                                  67,000          1,548,370
Cumulus Media, Inc., "A"*                               6,400            121,152

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
MEDIA -- continued
Emmis Broadcasting Corp., "A"*                         41,000     $      940,950
Entercom Communications Corp.*                         41,975          2,057,195
Hearst-Argyle Television, Inc.*                        46,200          1,196,580
LIN TV Corp.*                                          78,650          1,852,207
Paxson Communications Corp.*                           24,100            144,359
Saga Communications, Inc., "A"*                        27,400            532,930
Spanish Broadcasting
  Systems, Inc., "A"*                                  51,000            415,650
                                                                  --------------
                                                                  $    9,124,393
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 5.9%
Conceptus, Inc.*                                       16,200     $      227,610
Cyberonics, Inc.*                                      52,400          1,127,124
Dade Behring Holdings, Inc.*                           56,000          1,286,320
Edwards Lifesciences Corp.*                            44,600          1,433,444
Fischer Imaging Corp.*                                 25,200            124,488
Hologic, Inc.*                                        101,400          1,336,452
IDEXX Laboratories, Inc.*                              78,143          2,620,916
Molecular Devices Corp.*                               72,900          1,159,839
Nektar Therapeutics*                                  140,720          1,298,846
Thoratec Corp.*                                        74,600          1,111,540
Viasys Healthcare, Inc.*                               19,350            400,545
Wilson Great Batch Technologies, Inc.*                 42,555          1,536,235
                                                                  --------------
                                                                  $   13,663,359
                                                                  --------------
MEDICAL SERVICES -- 7.3%
Advisory Board Co.*                                    53,800     $    2,179,976
Apria Healthcare Group, Inc.*                          80,015          1,990,773
Caremark Rx, Inc.*                                    284,441          7,304,445
Community Health Care*                                 14,650            282,598
Inveresk Research Group, Inc.*                         16,700            300,433
LifePoint Hospitals, Inc.*                             13,299            278,481
Lincare Holdings, Inc.*                                33,180          1,045,502
Odyssey Healthcare, Inc.*                               2,700             99,900
Select Medical Corp.*                                  38,000            943,540
Sunrise Assisted Living, Inc.*                         34,810            779,048
Triad Hospitals, Inc.*                                 11,577            287,341
VCA Antech, Inc.*                                      72,500          1,418,825
                                                                  --------------
                                                                  $   16,910,862
                                                                  --------------
OIL SERVICES -- 4.7%
Cal Dive International, Inc.*                          33,570     $      731,826
Dril-Quip, Inc.*                                       81,434          1,482,099
Grant Pride Co., Inc.*                                 30,800            361,900
Grey Wolf, Inc.*                                       23,400             94,536
Hydril Co.*                                            30,400            828,400
National Oilwell, Inc.*                                33,900            745,800
Pride International, Inc.*                             99,555          1,873,625
Rowan Cos., Inc.*                                     104,600          2,343,040
Superior Energy Services, Inc.*                        11,800            111,864
Trico Marine Services, Inc.*                           64,500            252,840
Varco International, Inc.*                            106,200          2,081,520
                                                                  --------------
                                                                  $   10,907,450
                                                                  --------------
OILS -- 2.0%
Energy Partners Ltd.*                                  15,200     $      175,560
Forest Oil Corp.*                                      77,700          1,951,824
Newfield Exploration Co.*                              62,918          2,362,571
                                                                  --------------
                                                                  $    4,489,955
                                                                  --------------
PC & PERIPHERAL -- 0.2%
Synaptics, Inc.*                                       36,000     $      484,560
                                                                  --------------
PHARMACEUTICALS -- 1.9%
ICN Pharmaceuticals, Inc.                              26,600     $      445,816
Inspire Phamaceutical, Inc.*                           55,200            596,160
Medicis Pharmaceutical Corp.*                          21,500          1,219,050
Pharmaceutical Product
  Development, Inc.*                                   58,900          1,692,197
Vertex Pharmaceuticals, Inc.*                          25,400     $      370,840
                                                                  --------------
                                                                  $    4,324,063
                                                                  --------------
PRINTING & PUBLISHING -- 2.1%
A.H. Belo Corp., "A"                                   31,700     $      708,812
Bowne & Co., Inc.                                      11,400            148,542
John Wiley & Sons, Inc., "A"                            8,300            217,460
Lee Enterprises, Inc.                                  41,200          1,546,236
McClatchy Co., "A"                                     23,000          1,325,260
Playboy Enterprises, Inc.,"B"*                         56,000            761,600
Scholastic Corp.*                                       3,690            109,888
                                                                  --------------
                                                                  $    4,817,798
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
American Financial Realty Trust*                       54,900     $      818,559
                                                                  --------------
RESTAURANTS & LODGING -- 3.8%
Brinker International, Inc.*                           34,000     $    1,224,680
California Pizza Kitchen, Inc.*                        85,965          1,848,247
Outback Steakhouse, Inc.                               42,700          1,665,300
P.F. Chang's China Bistro, Inc.*                        2,100            103,341
Panera Bread Co., "A"*                                 33,500          1,340,000
Prime Hospitality Corp.*                              130,000            872,300
The Cheesecake Factory*                                47,100          1,690,419
                                                                  --------------
                                                                  $    8,744,287
                                                                  --------------
RETAIL -- 6.4%
A.C. Moore Arts & Crafts, Inc.*                        47,400     $      949,422
Big 5 Sporting Goods Corp.*                            14,800            185,444
Charming Shoppes, Inc.*                               225,000          1,118,250
Guitar Center, Inc.*                                   20,600            597,400
Hot Topic, Inc.*                                       26,900            723,879
O 'Reilly Automotive, Inc.*                            49,050          1,637,780
PETCO Animal Supplies, Inc.*                           82,195          1,786,919
PETsMART, Inc.*                                       157,900          2,632,193
Pier 1 Imports, Inc.                                   64,220          1,310,088
Regis Corp.                                            80,400          2,335,620
Sharper Image Corp.*                                    8,400            229,068
Too, Inc.*                                             65,700          1,330,425
                                                                  --------------
                                                                  $   14,836,488
                                                                  --------------
TELECOMMUNICATIONS -- 2.6%
ADTRAN, Inc.*                                          28,400     $    1,456,636
Advanced Fibre Communications, Inc.*                  112,010          1,822,403
Emulex Corp.*                                          49,000          1,115,730
F5 Networks, Inc.*                                      8,200            138,170
McDATA Corp., "A"*                                     34,000            498,780
McDATA Corp., "B"*                                     68,000            986,000
                                                                  --------------
                                                                  $    6,017,719
                                                                  --------------
TRANSPORTATION -- 0.4%
C.H. Robinson Worldwide, Inc.                          12,345     $      438,988
Dynamex, Inc.*                                         13,000             86,450
UTI Worldwide, Inc.                                    14,500            452,255
                                                                  --------------
                                                                  $      977,693
                                                                  --------------
TRUCKING -- 3.2%
Heartland Express, Inc.*                               72,167     $    1,605,716
J.B. Hunt Transport Services, Inc.*                    23,750            896,562
Knight Transportation, Inc.*                           69,000          1,718,100
Swift Transportation, Inc.*                            89,450          1,665,559
Werner Enterprises, Inc.                               66,900          1,418,280
                                                                  --------------
                                                                  $    7,304,217
                                                                  --------------
    Total U.S. Stocks                                             $  207,305,982
                                                                  --------------
FOREIGN STOCKS -- 3.0%
BERMUDA -- 0.1%
W.P. Stewart & Co., Ltd.
  (Broker & Asset Managers)                             6,000     $      134,400
                                                                  --------------

ISSUER                                               SHARES           VALUE
FOREIGN STOCKS -- continued
CANADA -- 1.8%
ATI Technologies, Inc. (Technology)*                   58,600     $      597,720
Open Text Corp. (Computer Software)*                   50,100          1,415,325
Zarlink Semiconductor, Inc.
  (Electronics)*                                      424,205          2,201,624
                                                                  --------------
                                                                  $    4,214,669
                                                                  --------------
FRANCE -- 0.2%
Business Objects SA, ADR
  (Computer Software -- Systems)*                      19,000     $      417,050
                                                                  --------------
GRAND CAYMAN ISLANDS -- 0.2%
02Micro International Ltd. (Electronics)*              27,300     $      439,803
                                                                  --------------
ISRAEL
AudioCodes Ltd. (Electronics)*                         13,500     $       62,235
                                                                  --------------
MEXICO -- 0.2%
Grupo Aeroportuario del Sureste SA de CV,
  ADR (Transportation)                                 24,710     $      361,507
                                                                  --------------
UNITED KINGDOM -- 0.5%
Willis Group Holdings Ltd. (Insurance)                 38,000     $    1,168,500
                                                                  --------------
    Total Foreign Stocks                                          $    6,798,164
                                                                  --------------
    Total Stocks (Identified Cost, $190,574,032)                  $  214,104,146
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 18.5%
Navigator Securities
  Lending Prime Portfolio                          42,373,700     $   42,373,700
U.S. Treasury Obligations 5.5-8.0, 2007-2029          245,793            304,396
                                                                  --------------
    Total Collateral for Securities Loaned,
      at Amortized Cost                                           $   42,678,096
                                                                  --------------
SHORT-TERM OBLIGATIONS -- 5.9%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Citigroup, Inc., due 7/01/03                 $          4,463     $    4,463,000
Federal Home Loan Bank,
  due 7/01/03                                           3,878          3,878,000
General Electric Capital Corp.,
  due 7/01/03                                           5,334          5,334,000
                                                                  --------------
    Total Short-Term Obligations, at
      Amortized Cost                                              $   13,675,000
                                                                  --------------
    Total Investments (Identified Cost,
      $246,927,128)                                               $  270,457,242
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (17.3)%                                        (39,908,770)
                                                                  --------------
    Net Assets -- 100.0%                                          $  230,548,472
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30,2003
RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 96.0%

ISSUER                                                 SHARES         VALUE
U.S. STOCKS -- 89.9%
ADVERTISING & BROADCASTING -- 0.7%
Clear Channel Communications, Inc.*                    10,250     $      434,497
Lamar Advertising Co., "A"*                             1,760             61,970
                                                                  --------------
                                                                  $      496,467
                                                                  --------------
AEROSPACE & DEFENSE -- 1.4%
Alliant Techsystems, Inc.*                              2,530     $      131,332
Lockheed Martin Corp.                                  10,910            518,989
Northrop Grumman Corp.                                  4,170            359,829
                                                                  --------------
                                                                  $    1,010,150
                                                                  --------------
AUTOMOTIVE -- 0.9%
American Axle & Manufacturing
  Holdings, Inc.*                                       6,640     $      158,696
BorgWarner, Inc.                                        4,180            269,192
Johnson Controls, Inc.                                  2,910            249,096
                                                                  --------------
                                                                  $      676,984
                                                                  --------------
BANKS & CREDIT COS. -- 5.8%
Bank of America Corp.                                  17,900     $    1,414,637
Bank One Corp.                                          9,260            344,287
Banknorth Group, Inc.                                  13,500            344,520
Golden West Financial Corp.                             4,440            355,244
MBNA Corp.                                             17,590            366,576
National City Corp.                                    10,900            356,539
SouthTrust Corp.                                       12,180            331,296
SunTrust Banks, Inc.                                   13,350            792,189
                                                                  --------------
                                                                  $    4,305,288
                                                                  --------------
BIOTECHNOLOGY -- 1.7%
Amgen, Inc.*                                            6,660     $      442,490
Genentech, Inc.*                                        7,390            532,967
Genzyme Corp.*                                          7,580            316,844
                                                                  --------------
                                                                  $    1,292,301
                                                                  --------------
BROADCAST & CABLE TV -- 0.9%
EchoStar Communications Corp.*                         15,250     $      527,955
Hearst-Argyle Television, Inc.*                         5,020            130,018
                                                                  --------------
                                                                  $      657,973
                                                                  --------------
BUILDING
American Standard Cos., Inc.*                             470     $       34,747
                                                                  --------------
BUSINESS MACHINES -- 1.7%
International Business Machines Corp.                  15,320     $    1,263,900
                                                                  --------------
BUSINESS SERVICES -- 0.6%
ChoicePoint, Inc.*                                      3,100     $      107,012
DST Systems, Inc.*                                      3,380            128,440
Network Associates, Inc.*                              17,340            219,871
                                                                  --------------
                                                                  $      455,323
                                                                  --------------
CHEMICALS -- 1.1%
Air Products & Chemicals, Inc.                          7,280     $      302,848
Dow Chemical Co.                                        5,200            160,992
Lyondell Chemical Co.                                  24,260            328,238
                                                                  --------------
                                                                  $      792,078
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 1.9%
Dell Computer Corp.*                                   45,080     $    1,440,757
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 2.4%
Oracle Corp.*                                          53,450     $      642,469
SunGard Data Systems, Inc.*                            22,810            591,007
VERITAS Software Corp.*                                17,690            507,173
                                                                  --------------
                                                                  $    1,740,649
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.5%
Microsoft Corp.                                        72,310     $    1,851,859
                                                                  --------------
CONGLOMERATES -- 3.6%
General Electric Co.                                   83,390     $    2,391,625
Tyco International Ltd.                                15,350            291,343
                                                                  --------------
                                                                  $    2,682,968
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
CONSUMER GOODS & SERVICES -- 2.8%
Gillette Co.                                            9,050     $      288,333
Hasbro, Inc.                                           19,300            337,557
Masco Corp.                                             6,260            149,301
Procter & Gamble Co.                                   14,540          1,296,677
                                                                  --------------
                                                                  $    2,071,868
                                                                  --------------
CONTAINER, FOREST & PAPER PRODUCTS -- 0.6%
Smurfit-Stone Container Corp.*                         31,430     $      409,533
                                                                  --------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co.                                    4,350     $      222,285
                                                                  --------------
ELECTRONICS -- 2.7%
Analog Devices, Inc.*                                  23,120     $      805,038
Applied Micro Circuits Corp.*                         158,950            961,647
Novellus Systems, Inc.*                                 5,740            210,205
Solectron Corp.*                                       14,420             53,931
                                                                  --------------
                                                                  $    2,030,821
                                                                  --------------
ENERGY -- 1.3%
ConocoPhillips                                          9,360     $      512,928
Equitable Resources, Inc.                               5,360            218,366
TXU Corp.                                               9,970            223,827
                                                                  --------------
                                                                  $      955,121
                                                                  --------------
ENTERTAINMENT -- 1.3%
Viacom, Inc., "B"*                                     22,120     $      965,759
                                                                  --------------
FINANCIAL INSTITUTIONS -- 8.6%
American Express Co.                                    5,200     $      217,412
Citigroup, Inc.                                        66,652          2,852,706
Federal Home Loan Mortgage Corp.                       13,250            672,702
FleetBoston Financial Corp.                            29,070            863,670
Goldman Sachs Group, Inc.                               8,720            730,300
Mellon Financial Corp.                                 11,370            315,518
Merrill Lynch & Co., Inc.                              15,340            716,071
                                                                  --------------
                                                                  $    6,368,379
                                                                  --------------
FINANCIAL SERVICES -- 0.4%
J.P. Morgan Chase & Co.                                 7,980     $      272,756
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 3.7%
Anheuser-Busch Cos., Inc.                              14,740     $      752,477
H.J. Heinz Co.                                          4,950            163,251
Kellogg Co.                                             7,840            269,461
PepsiCo, Inc.                                          34,957          1,555,586
                                                                  --------------
                                                                  $    2,740,775
                                                                  --------------
HEALTHCARE -- 1.4%
Caremark Rx, Inc.*                                      7,360     $      189,005
Health Management
  Associates, Inc., "A"                                34,580            638,001
LifePoint Hospitals, Inc.*                             10,670            223,430
                                                                  --------------
                                                                  $    1,050,436
                                                                  --------------
INDUSTRIAL -- 0.2%
Rockwell Automation, Inc.                               7,570     $      180,469
                                                                  --------------
INSURANCE -- 3.8%
Chubb Corp.                                             8,700     $      522,000
MetLife, Inc.                                          12,180            344,938
St. Paul Cos., Inc.                                    11,720            427,897
Travelers Property Casualty Corp., "B"                 32,420            511,264
U.S.I. Holdings Corp.*                                 34,120            401,251
UnumProvident Corp.                                    46,130            618,603
                                                                  --------------
                                                                  $    2,825,953
                                                                  --------------
MACHINERY -- 0.5%
AGCO Corp.                                             10,900     $      186,172
Deere & Co.                                             4,050            185,085
                                                                  --------------
                                                                  $      371,257
                                                                  --------------
MANUFACTURING -- 1.2%
3M Co.                                                  4,190     $      540,426
ITT Industries, Inc.                                      550             36,003
Stanley Works                                          10,250            282,900
                                                                  --------------
                                                                  $      859,329
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 9.6%
Abbott Laboratories, Inc.                              45,760     $    2,002,458
Pfizer, Inc.                                           80,660          2,754,539
Schering-Plough Corp.                                 105,630          1,964,718
Thoratec Corp.*                                        24,590            366,391
                                                                  --------------
                                                                  $    7,088,106
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.7%
Hologic, Inc.*                                         54,750     $      721,605
Millipore Corp.*                                       12,020            533,327
                                                                  --------------
                                                                  $    1,254,932
                                                                  --------------
MEDICAL EQUIPMENT -- 0.6%
Waters Corp.*                                          14,510     $      422,676
                                                                  --------------
OIL SERVICES -- 2.7%
Exxon Mobil Corp.                                      38,616     $    1,386,700
GlobalSantaFe Corp.                                     6,752            157,592
Halliburton Co.                                        11,840            272,320
Smith International, Inc.*                              4,900            180,026
                                                                  --------------
                                                                  $    1,996,638
                                                                  --------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                                  5,400     $      130,086
                                                                  --------------
PRINTING & PUBLISHING -- 1.0%
E.W. Scripps Co.                                        4,500     $      399,240
New York Times Co.                                      8,200            373,100
                                                                  --------------
                                                                  $      772,340
                                                                  --------------
RAILROADS -- 0.4%
Union Pacific Corp.                                     5,180     $      300,544
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
American Financial Realty Trust*                       20,800     $      310,128
Starwood Hotels & Resorts Co.                           2,800             80,052
                                                                  --------------
                                                                  $      390,180
                                                                  --------------
RESTAURANTS & LODGING -- 0.8%
Hilton Hotels Corp.                                     9,620     $      123,040
McDonald's Corp.                                       13,510            298,030
Outback Steakhouse, Inc.                                3,610            140,790
                                                                  --------------
                                                                  $      561,860
                                                                  --------------
RETAIL -- 6.3%
Home Depot, Inc.                                       36,030     $    1,193,314
Hot Topic, Inc.*                                        8,120            218,509
InterActiveCorp*                                        4,730            187,166
Liz Claiborne, Inc.                                     6,290            221,722
Sears, Roebuck & Co.                                   13,420            451,449
Target Corp.                                           32,180          1,217,691
Wal-Mart Stores, Inc.                                  14,710            789,486
Walgreen Co.                                           13,760            414,176
                                                                  --------------
                                                                  $    4,693,513
                                                                  --------------
SUPERMARKETS -- 0.9%
Kroger Co.*                                            38,290     $      638,677
                                                                  --------------
TELECOMMUNICATIONS -- 2.4%
ADTRAN, Inc.*                                           6,420     $      329,282
CenturyTel, Inc.                                       14,090            491,037
Verizon Communications, Inc.                           25,150            992,167
                                                                  --------------
                                                                  $    1,812,486
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.6%
Motorola, Inc.                                         11,560     $      109,011
Sprint Corp. (PCS Group)*                              60,600            348,450
                                                                  --------------
                                                                  $      457,461
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- WIRELINE -- 1.8%
Cisco Systems, Inc.*                                   67,470     $    1,126,074
Commonwealth Telephone
  Enterprises, Inc.*                                    4,820            211,936
                                                                  --------------
                                                                  $    1,338,010
                                                                  --------------
TOBACCO -- 1.9%
Altria Group, Inc.                                     31,580     $    1,434,995
                                                                  --------------
TRANSPORTATION -- 1.0%
United Parcel Service, Inc.                             8,380     $      533,806
Werner Enterprises, Inc.                                8,800            186,560
                                                                  --------------
                                                                  $      720,366
                                                                  --------------
UNIVERSITIES -- SECONDARY SCHOOLS -- 0.5%
Career Education Corp.*                                 2,980     $      203,891
Education Management Corp.*                             3,270            173,899
                                                                  --------------
                                                                  $      377,790
                                                                  --------------
UTILITIES -- ELECTRIC -- 2.1%
AES Corp.*                                             21,400     $      135,890
American Electric Power Co., Inc.                       6,690            199,563
Dominion Resources, Inc.                                4,980            320,065
Exelon Corp.                                            4,450            266,154
PG&E Corp.*                                             8,500            179,775
Public Service Enterprise Group, Inc.                   6,480            273,780
Southern Co.                                            5,160            160,786
                                                                  --------------
                                                                  $    1,536,013
                                                                  --------------
UTILITIES -- TELEPHONE -- 0.9%
BellSouth Corp.                                        26,030     $      693,179
                                                                  --------------
    Total U.S. Stocks                                             $   66,646,037
                                                                  --------------
FOREIGN STOCKS -- 6.1%
BERMUDA -- 2.4%
Accenture Ltd. (Business Services)*                    14,830     $      268,275
Ace Ltd. (Insurance)                                   15,290            524,294
Ingersoll-Rand Co. (Manufacturing)                      2,960            140,067
Willis Group Holdings Ltd. (Insurance)                 11,020            338,865
XL Capital Ltd. (Insurance)                             6,430            533,690
                                                                  --------------
                                                                  $    1,805,191
                                                                  --------------
CANADA -- 0.8%
EnCana Corp. (Utilities - Gas)                         14,920     $      568,957
                                                                  --------------
FRANCE -- 1.3%
STMicroelectronics NV (Electronics)                    28,510     $      592,723
Total SA, ADR (Oils)                                    2,660            402,652
                                                                  --------------
                                                                  $      995,375
                                                                  --------------
NETHERLANDS -- 0.3%
ASML Holding NV
  (Computer Software - Systems)*                       20,110     $      192,252
                                                                  --------------
SINGAPORE -- 0.1%
Flextronics International Ltd.
  (Electronics)*                                        7,260     $       75,431
                                                                  --------------
UNITED KINGDOM -- 1.2%
BHP Billiton PLC (Metals & Mining)                     60,900     $      321,111
BP PLC, ADR (Oils)                                     12,788            537,352
                                                                  --------------
                                                                  $      858,463
                                                                  --------------
    Total Foreign Stocks                                          $    4,495,669
                                                                  --------------
    Total Stocks (Identified Cost,
      $66,749,004)                                                $   71,141,706
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 3.9%
Navigator Securities Lending Prime
  Portfolio, at Amortized Cost                      2,854,859     $    2,854,859
                                                                  --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)           VALUE
SHORT-TERM OBLIGATION -- 4.6%
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $          3,402     $    3,402,000
                                                                  --------------
    Total Investments
      (Identified Cost, $73,005,863)                              $   77,398,565
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (4.5)%                                          (3,337,367)
                                                                  --------------
    Net Assets -- 100.0%                                          $   74,061,198
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
RESEARCH INTERNATIONAL SERIES
STOCKS -- 99.1%

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- 98.4%
AUSTRALIA -- 2.4%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                               66,010     $      824,840
John Fairfax Holdings Ltd.
  (Printing & Publishing)                             225,760            436,570
The News Corp., Ltd. (Media)*                          57,283            430,782
                                                                  --------------
                                                                  $    1,692,192
                                                                  --------------
AUSTRIA -- 0.5%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                   4,270     $      377,945
                                                                  --------------
BELGIUM -- 1.4%
Fortis (Financial Services)                            55,020     $      949,302
                                                                  --------------
CANADA -- 4.0%
EnCana Corp. (Oils)                                    21,210     $      808,819
Manitoba Telecom Services, Inc.
  (Telecommunications)                                 15,750            461,667
Molson, Inc. (Beverages)                               26,740            719,707
Talisman Energy, Inc. (Oils)                           16,970            769,799
                                                                  --------------
                                                                  $    2,759,992
                                                                  --------------
CHINA -- 1.8%
China Oilfield Services Ltd.
  (Oil Services)                                    1,636,000     $      367,138
Huaneng Power
  International, Inc. (Utilities -- Electric)         778,000            887,929
                                                                  --------------
                                                                  $    1,255,067
                                                                  --------------
DENMARK -- 1.7%
Danske Bank (Banks & Credit Cos.)                      60,510     $    1,180,153
                                                                  --------------
FRANCE -- 10.0%
Carrefour SA (Supermarkets)                             9,730     $      477,672
France Telecom SA
  (Telecommunications)                                 58,970          1,448,854
Generale de Sante (Healthcare)*                        28,200            335,724
L'Air Liquide SA (Gas)                                  5,160            766,246
Sanofi-Synthelabo SA
  (Pharmaceuticals)                                    19,370          1,136,298
Schneider Electric SA (Manufacturing)                   9,759            459,563
Societe Television Francaise 1 (Media)                  8,781            270,689
Total Fina Elf SA, "B" (Oils)                          13,645          2,065,484
                                                                  --------------
                                                                  $    6,960,530
                                                                  --------------
GERMANY -- 5.3%
Bayerische Motoren Werke AG
  (Automotive)                                         29,180     $    1,124,404
Celanese AG (Chemicals)                                17,100            416,596
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                           6,060            219,571
Linde AG (Conglomerates)                               16,210            601,133
Porsche AG (Automotive)                                 2,164            918,493
Schering AG (Pharmaceuticals)                           5,050            247,337
Stada Arzneimittel AG (Pharmaceuticals)                 2,900            184,799
                                                                  --------------
                                                                  $    3,712,333
                                                                  --------------
GREECE -- 0.9%
Cosmote SA (Telecommunications)                        33,900     $      362,639
Hellenic Bottling Co., SA (Beverages)                  14,700            243,147
                                                                  --------------
                                                                  $      605,786
                                                                  --------------
HONG KONG -- 0.2%
Denway Motors Ltd. (Automotive)                       330,000     $      150,228
                                                                  --------------
INDIA
Maruti Udyog (Automotive)*                              3,900     $       12,621
                                                                  --------------
IRELAND -- 2.2%
Anglo Irish Bank Corp., PLC
  (Banks & Credit Cos.)*                               45,077     $      394,892
Bank of Ireland (Banks & Credit Cos.)                  75,060            907,410
Irish Life & Permanent PLC
  (Financial Institutions)                             24,120     $      260,794
                                                                  --------------
                                                                  $    1,563,096
                                                                  --------------
JAPAN -- 17.1%
Aeon Credit Service Co., Ltd.
  (Banks & Credit Cos.)                                 9,200     $      291,686
Alps Electric Co., Ltd. (Electronics)                   6,000             76,993
Brother Industries Ltd.
  (Electrical Equipment)                              215,000          1,488,882
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                    53,600            609,990
Credit Saison Co., Ltd.
  (Financial Services)                                 39,700            652,199
Fast Retailing Co. (Retail)                            22,000            680,989
Fujikura Ltd. (Electronics)                           201,000            664,102
Honda Motor Co., Ltd. (Automotive)                     31,800          1,207,209
KDDI Corp. (Telecommunications)                           253            981,561
Nippon Electric Glass Co., Ltd.
  (Manufacturing)                                      37,000            391,440
Nippon Oil Corp. (Energy)                              91,000            395,570
Nissan Motor Co., Ltd. (Automotive)                    92,200            883,114
Shiseido Co., Ltd. (Consumer Products)                 43,000            418,681
Stanley Electric Co., Ltd.
  (Electrical Equipment)                               85,000          1,213,425
Tokyo Gas Co., Ltd. (Utilities - Gas)                 506,000          1,456,510
Uni-Charm Corp.
  (Forest & Paper Products)                            12,100            523,958
                                                                  --------------
                                                                  $   11,936,309
                                                                  --------------
MEXICO -- 0.7%
America Movil SA de CV, ADR
  (Wireless Communications)                            25,410     $      476,438
                                                                  --------------
NETHERLANDS -- 3.5%
Fugro NV (Engineering - Construction)*                  3,976     $      164,642
Koninklijke KPN NV
  (Telecommunications)                                 83,740            594,306
Koninklijke Philips Electronics NV
  (Electronics)                                        43,900            836,214
VNU NV (Printing & Publishing)*                        28,498            879,483
                                                                  --------------
                                                                  $    2,474,645
                                                                  --------------
NORWAY -- 0.5%
Gjensidige NOR ASA
  (Financial Services)                                 10,100     $      353,531
                                                                  --------------
SINGAPORE -- 3.5%
DBS Group Holdings Ltd.
  (Financial Services)                                 81,000     $      473,832
MobileOne Asia Ltd.
  (Telecommunications - Wireless)                     234,000            178,083
Singapore Telecommunications Ltd.
  (Telecommunications)                              1,254,000          1,075,417
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                               102,000            718,330
                                                                  --------------
                                                                  $    2,445,662
                                                                  --------------
SOUTH AFRICA -- 1.2%
Gold Fields Ltd. (Precious Metals)                     28,730     $      343,800
Impala Platinum Holdings Ltd.
  (Precious Metals)                                     8,070            480,858
                                                                  --------------
                                                                  $      824,658
                                                                  --------------
SOUTH KOREA -- 0.9%
Hyundai Motor Co., Ltd. (Automotive)                    8,230     $      217,721
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco)##                                      48,930            403,482
                                                                  --------------
                                                                  $      621,203
                                                                  --------------

ISSUER                                                SHARES          VALUE
FOREIGN STOCKS -- continued
SPAIN -- 2.9%
Altadis SA (Tobacco)                                   12,770     $      327,852
Iberdrola SA (Utilities -- Electric)                   38,200            662,608
Telefonica SA (Telecommunications)                     87,102          1,012,912
                                                                  --------------
                                                                  $    2,003,372
                                                                  --------------
SWEDEN -- 1.4%
Alfa Laval (Special Products & Services)               42,410     $      405,789
Hennes & Mauritz
  (Apparel & Manufacturers)                            16,020            368,681
Swedish Match AB (Tobacco), *                          27,600            208,851
                                                                  --------------
                                                                  $      983,321
                                                                  --------------
SWITZERLAND -- 10.7%
Converium Holding AG (Insurance)                        9,830     $      454,554
Givaudan SA (Chemicals)                                   670            282,554
Nestle SA (Food & Beverage Products)                    6,222          1,286,659
Novartis AG
  (Medical & Health Products)                          66,020          2,618,136
Syngenta AG (Chemicals)                                16,882            848,097
Synthes-Stratec, Inc.
  (Medical & Health Products)                             780            561,512
UBS AG (Financial Services)                            25,455          1,419,084
                                                                  --------------
                                                                  $    7,470,596
                                                                  --------------
UNITED KINGDOM -- 25.6%
AstraZeneca Group PLC
  (Medical & Health Products)                          55,220     $    2,217,938
Aviva PLC (Insurance)*                                101,948            709,006
BG Group PLC (Oils)                                   163,990            727,794
BHP Billiton PLC (Metals & Mining)                    181,170            955,265
BP PLC, ADR (Oils)                                     42,921          1,803,540
British Sky Broadcasting Group PLC
  (Broadcasting)                                       55,420            615,119
Diageo PLC
  (Food & Beverage Products)*                          87,292            933,524
Intertek Testing Servicing PLC
  (Business Services)                                  70,800            508,475
Johnston Press PLC
  (Printing & Publishing)                              67,864            485,853
Kingfisher PLC (Retail)*                              244,303          1,119,559
Legal & General Group (Insurance)                     250,600            347,942
Next PLC (Retail)                                      64,942          1,101,873
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                         47,780            878,209
Reed Elsevier PLC (Publishing)                        136,120          1,134,527
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                               91,270          2,564,624
Vodafone Group PLC
  (Telecommunications)*                               878,780          1,721,255
                                                                  --------------
                                                                  $   17,824,503
                                                                  --------------
    Total Foreign Stocks                                          $   68,633,483
                                                                  --------------
U.S. STOCK -- 0.7%
BUSINESS SERVICES -- 0.7%
Manpower, Inc.,                                        12,080     $      448,047
                                                                  --------------
    Total Stocks (Identified Cost, $63,841,124)                   $   69,081,530
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 5.7%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                 3,992,549     $    3,992,549
                                                                  --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)           VALUE
SHORT-TERM OBLIGATION -- 3.1%
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $          2,164     $    2,164,000
                                                                  --------------
    Total Investments
      (Identified Cost, $69,997,673)                              $   75,238,079
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (7.9)%                                          (5,514,368)
                                                                  --------------
    Net Assets -- 100.0%                                          $   69,723,711
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
STRATEGIC GROWTH SERIES
STOCKS -- 95.0%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 91.0%
ADVERTISING & BROADCASTING -- 2.3%
Clear Channel Communications, Inc.*                    14,720     $      623,981
Lamar Advertising Co., "A"*                            13,760            484,489
                                                                  --------------
                                                                  $    1,108,470
                                                                  --------------
APPAREL & TEXTILES -- 0.4%
Reebok International Ltd.*                              5,900     $      198,417
                                                                  --------------
BANKS & CREDIT COS. -- 0.8%
Bank of New York Co., Inc.                             13,900     $      399,625
                                                                  --------------
BIOTECHNOLOGY -- 4.4%
Amgen, Inc.*                                           14,340     $      952,750
Genentech, Inc.*                                       10,200            735,624
Genzyme Corp.*                                          7,820            326,876
IDEC Pharmaceuticals Corp.*                             4,100            139,400
                                                                  --------------
                                                                  $    2,154,650
                                                                  --------------
BROADCAST & CABLE TV -- 2.7%
Comcast Corp., "A"*                                    17,820     $      513,751
Cox Communications, Inc.*                              10,300            328,570
EchoStar Communications Corp.*                         14,350            496,797
                                                                  --------------
                                                                  $    1,339,118
                                                                  --------------
BUSINESS SERVICES -- 4.2%
Affiliated Computer Services, Inc., "A"*                3,910     $      178,804
BISYS Group, Inc.*                                     30,860            566,898
DST Systems, Inc.*                                      8,300            315,400
First Data Corp.                                       11,540            478,218
SunGard Data Systems, Inc.*                            19,690            510,168
                                                                  --------------
                                                                  $    2,049,488
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 2.6%
Dell Computer Corp.*                                    7,680     $      245,453
International Business Machines Corp.                  12,400          1,023,000
                                                                  --------------
                                                                  $    1,268,453
                                                                  --------------
COMPUTER SOFTWARE -- 1.2%
BEA Systems, Inc.*                                     11,400     $      123,804
Network Associates, Inc.*                              38,600            489,448
                                                                  --------------
                                                                  $      613,252
                                                                  --------------
COMPUTER SOFTWARE -- SERVICES -- 2.2%
Avid Technology, Inc.*                                  3,700     $      129,759
Symantec Corp.*                                           990             43,421
VERITAS Software Corp.*                                31,459            901,930
                                                                  --------------
                                                                  $    1,075,110
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 6.4%
Cadence Design Systems, Inc.*                          21,640     $      260,978
Microsoft Corp.                                        76,840          1,967,872
Oracle Corp.*                                          56,230            675,885
Peoplesoft, Inc.*                                      13,810            242,918
                                                                  --------------
                                                                  $    3,147,653
                                                                  --------------
CONGLOMERATES -- 3.1%
General Electric Co.                                   29,260     $      839,177
Tyco International Ltd.                                34,530            655,379
                                                                  --------------
                                                                  $    1,494,556
                                                                  --------------
CONSUMER GOODS & SERVICES -- 1.2%
Avon Products, Inc.                                     9,180     $      570,996
                                                                  --------------
ELECTRONICS -- 3.8%
Analog Devices, Inc.*                                  22,570     $      785,887
Linear Technology Corp.                                11,620            374,280
Maxim Integrated Products, Inc.                        10,020            342,584
Texas Instruments, Inc.                                19,930            350,768
                                                                  --------------
                                                                  $    1,853,519
                                                                  --------------
ENTERTAINMENT -- 3.6%
AOL Time Warner, Inc.*                                 40,970     $      659,207
Viacom, Inc., "B"*                                     17,113            747,154
Walt Disney Co.                                        18,540            366,165
                                                                  --------------
                                                                  $    1,772,526
                                                                  --------------
FINANCIAL INSTITUTIONS -- 8.5%
Citigroup, Inc.                                        28,870     $    1,235,636
Federal National Mortgage Assn.                         6,600            445,104
Goldman Sachs Group, Inc.                               8,870            742,862
Mellon Financial Corp.                                 16,290            452,048
Merrill Lynch & Co., Inc.                              18,780            876,650
SLM Corp.                                              10,340            405,018
                                                                  --------------
                                                                  $    4,157,318
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 1.1%
PepsiCo, Inc.                                          12,550     $      558,475
                                                                  --------------
INSURANCE -- 6.1%
American International Group, Inc.                      6,345     $      350,117
Chubb Corp.                                             6,800            408,000
Hartford Financial Services Group, Inc.                11,660            587,198
Marsh & McLennan Cos., Inc.                             9,800            500,486
Travelers Property Casualty Corp.                      43,242            687,548
Travelers Property Casualty Corp., "B"                  1,341             21,147
UnumProvident Corp.                                    31,090            416,917
                                                                  --------------
                                                                  $    2,971,413
                                                                  --------------
MACHINERY -- 0.6%
Danaher Corp.                                           4,540     $      308,947
                                                                  --------------
MEDIA -- 1.0%
Westwood One, Inc.*                                    14,540     $      493,342
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 9.8%
Abbott Laboratories, Inc.                              15,670     $      685,719
Eli Lilly & Co.                                         5,710            393,818
Johnson & Johnson Co.                                  11,230            580,591
Pfizer, Inc.                                           56,892          1,942,862
Schering-Plough Corp.                                  28,300            526,380
Wyeth                                                  14,165            645,216
                                                                  --------------
                                                                  $    4,774,586
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.0%
Medtronic, Inc.                                        10,100     $      484,497
                                                                  --------------
PRINTING & PUBLISHING -- 2.6%
E.W. Scripps Co.                                        2,120     $      188,086
New York Times Co.                                     14,460            657,930
Tribune Co.                                             9,300            449,190
                                                                  --------------
                                                                  $    1,295,206
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                          12,030     $      343,938
                                                                  --------------
RESTAURANTS & LODGING -- 2.6%
Brinker International, Inc.*                            7,000     $      252,140
Hilton Hotels Corp.                                    12,600            161,154
McDonald's Corp.                                       11,500            253,690
MGM Mirage*                                             1,600             54,688
Outback Steakhouse, Inc.                               13,580            529,620
Starbucks Corp.                                           500             12,260
                                                                  --------------
                                                                  $    1,263,552
                                                                  --------------
RETAIL -- 10.9%
CVS Corp.                                              11,900     $      333,557
Gap, Inc.                                               4,380             82,169
Home Depot, Inc.                                       32,350          1,071,432
Kohl's Corp.*                                          10,050            516,369
Liz Claiborne, Inc.                                     5,700            200,925
Pier 1 Imports, Inc.                                   22,700            463,080
Staples, Inc.*                                         15,700            288,095
Target Corp.                                           14,090            533,165
The TJX Cos., Inc.                                     10,600            199,704
Wal-Mart Stores, Inc.                                  22,710          1,218,846
Williams-Sonoma, Inc.*                                 14,100            411,720
                                                                  --------------
                                                                  $    5,319,062
                                                                  --------------

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
SPECIAL PRODUCTS & SERVICES -- 1.2%
ARAMARK Corp.*                                         26,060     $      584,265
                                                                  --------------
TELECOMMUNICATIONS
Winstar Communications, Inc.*                           9,820     $           20
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 2.1%
AT&T Wireless Services, Inc.*                          62,380     $      512,140
QUALCOMM, Inc.                                          3,200            114,400
Sprint Corp. (PCS Group)*                              70,100            403,075
                                                                  --------------
                                                                  $    1,029,615
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.9%
Cisco Systems, Inc.*                                   85,350     $    1,424,492
                                                                  --------------
TRANSPORTATION -- 1.0%
Fedex Corp.                                             2,140     $      132,744
United Parcel Service, Inc.                             5,340            340,158
                                                                  --------------
                                                                  $      472,902
                                                                  --------------
    Total U.S. Stocks                                             $   44,527,463
                                                                  --------------
FOREIGN STOCKS -- 4.0%
BERMUDA -- 3.0%
Accenture Ltd. (Business Services) "A"*                11,340     $      205,141
Ace Ltd. (Insurance)                                   20,100            689,229
XL Capital Ltd. (Insurance)                             6,960            577,680
                                                                  --------------
                                                                  $    1,472,050
                                                                  --------------
FRANCE -- 0.3%
STMicroelectronics NV (Electronics)                     6,530     $      135,759
                                                                  --------------
UNITED KINGDOM -- 0.7%
Vodafone Group PLC, ADR
  (Telecommunications -- Wireless)                     18,043     $      354,545
                                                                  --------------
    Total Foreign Stocks                                          $    1,962,354
                                                                  --------------
    Total Stocks
      (Identified Cost, $46,252,915)                              $   46,489,817
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 2.0%
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                 1,003,083     $    1,003,083
                                                                  --------------
SHORT-TERM OBLIGATION -- 6.7%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal Home Loan Bank
  due 7/01/03, at Amortized Cost             $          3,280     $    3,280,000
                                                                  --------------
    Total Investments
      (Identified Cost, $50,535,998)                              $   50,772,900
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.7)%                                          (1,816,410)
                                                                  --------------
    Net Assets -- 100.0%                                          $   48,956,490
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
STRATEGIC VALUE SERIES
STOCKS -- 95.5%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 90.5%
BANKS & CREDIT COS. -- 1.6%
FleetBoston Financial Corp.                             2,230     $       66,253
                                                                  --------------
CELLULAR PHONES -- 2.1%
Telephone & Data Systems, Inc.                          1,735     $       86,229
                                                                  --------------
CHEMICALS -- 0.6%
Lyondell Petrochemical Co.                              1,650     $       22,324
                                                                  --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.1%
Microsoft Corp.                                         3,270     $       83,745
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.7%
Network Associates, Inc.*                               2,090     $       26,501
                                                                  --------------
CONGLOMERATES -- 1.3%
General Electric Co.                                    1,860     $       53,345
                                                                  --------------
CONSUMER GOODS & SERVICES -- 1.1%
Kimberly-Clark Corp.                                      890     $       46,405
                                                                  --------------
CONTAINERS -- 2.7%
Owens-Illinois, Inc.*                                   4,840     $       66,647
Smurfit-Stone Container Corp.*                          3,160             41,175
                                                                  --------------
                                                                  $      107,822
                                                                  --------------
ELECTRONICS -- 1.0%
Novellus Systems, Inc.*                                 1,140     $       41,748
                                                                  --------------
ENERGY -- 4.4%
ConocoPhillips                                            710     $       38,908
Devon Energy Corp.                                      1,465     $       78,231
Occidental Petroleum Corp.                              1,780             59,719
                                                                  --------------
                                                                  $      176,858
                                                                  --------------
ENTERTAINMENT -- 3.4%
AOL Time Warner, Inc.*                                  1,600     $       25,744
Viacom, Inc., "B"*                                      2,610            113,953
                                                                  --------------
                                                                  $      139,697
                                                                  --------------
FINANCIAL INSTITUTIONS -- 10.1%
Citigroup, Inc.                                         2,760     $      118,128
Federal Home Loan Mortgage Corp.                          785             39,854
J. P. Morgan Chase & Co.                                1,620             55,372
Mellon Financial Corp.                                  3,885            107,809
Merrill Lynch & Co., Inc.                               1,925             89,859
                                                                  --------------
                                                                  $      411,022
                                                                  --------------
FOREST & PAPER PRODUCTS -- 1.2%
Bowater, Inc.                                           1,302     $       48,760
                                                                  --------------
INDUSTRIAL GASES -- 0.9%
Praxair, Inc.                                             640     $       38,464
                                                                  --------------
INSURANCE -- 7.2%
Allstate Corp.                                          2,530     $       90,194
Hartford Financial Services Group, Inc.                 1,925             96,943
Nationwide Financial Services, Inc., "A"                  795             25,838
Travelers Property Casualty Corp.                       4,880             77,592
                                                                  --------------
                                                                  $      290,567
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 10.3%
Baxter International, Inc.                              2,220     $       57,720
Eli Lilly & Co.                                         1,045             72,074
Merck & Co., Inc.                                       1,135             68,724
Pfizer, Inc.                                            3,355            114,573
Schering-Plough Corp.                                   5,535            102,951
                                                                  --------------
                                                                  $      416,042
                                                                  --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
Tenet Healthcare Corp.*                                   780     $        9,087
                                                                  --------------
METALS & MINERALS -- 1.7%
Alcoa, Inc.                                             2,780     $       70,890
                                                                  --------------
OIL SERVICES -- 6.9%
BJ Services Co.*                                        1,360     $       50,810
Cooper Cameron Corp.*                                   1,150             57,937
Noble Corp.*                                            3,130            107,359

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
OIL SERVICES -- continued
Schlumberger Ltd.                                       1,330     $       63,268
                                                                  --------------
                                                                  $      279,374
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                             970     $       27,732
                                                                  --------------
RESTAURANTS & LODGING -- 1.8%
Hilton Hotels Corp.                                     1,950     $       24,941
McDonald's Corp.                                        2,120             46,767
                                                                  --------------
                                                                  $       71,708
                                                                  --------------
RETAIL -- 6.5%
Home Depot, Inc.                                        1,460     $       48,355
Sears, Roebuck & Co.                                    5,290            177,956
The Limited., Inc.                                      2,280             35,340
                                                                  --------------
                                                                  $      261,651
                                                                  --------------
SUPERMARKETS -- 2.5%
Kroger Co.*                                             6,060     $      101,081
                                                                  --------------
TELECOMMUNICATION & CABLE -- 2.5%
Comcast Corp., "A Special"*                             3,450     $       99,463
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 4.5%
AT&T Wireless Services, Inc.*                          17,119     $      140,547
SBC Communications, Inc.                                1,640             41,902
                                                                  --------------
                                                                  $      182,449
                                                                  --------------
TELECOMMUNICATIONS -- WIRELINE -- 5.5%
Advanced Fibre Communications, Inc.*                    1,620     $       26,358
AT&T Corp.                                              2,980             57,365
Verizon Communications, Inc.                            3,505            138,272
                                                                  --------------
                                                                  $      221,995
                                                                  --------------
UTILITIES -- ELECTRIC -- 7.0%
Calpine Corp.*                                         18,895     $      124,707
Duke Energy Corp.                                       1,870             37,306
NiSource, Inc.                                          2,790             53,010
TXU Corp.                                               3,150             70,717
                                                                  --------------
                                                                  $      285,740
                                                                  --------------
    Total U.S. Stocks                                             $    3,666,952
                                                                  --------------
FOREIGN STOCKS -- 5.0%
BERMUDA -- 2.0%
Tyco International Ltd. (Conglomerates)                 4,160     $       78,957
                                                                  --------------
CAYMAN ISLANDS -- 2.0%
Global SantaFe Corp. (Oil Services)                     3,480     $       81,223
                                                                  --------------
UNITED KINGDOM -- 1.0%
BP PLC, ADR (Oils)                                        980     $       41,180
                                                                  --------------
    Total Foreign Stocks                                          $      201,360
                                                                  --------------
    Total Stocks
      (Identified Cost, $3,509,516)                               $    3,868,312
                                                                  --------------
SHORT-TERM OBLIGATION -- 7.8%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $            315     $      315,000
                                                                  --------------
    Total Investments
      (Identified Cost, $3,824,516)                               $    4,183,312
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.3)%                                            (132,172)
                                                                  --------------
    Net Assets -- 100.0%                                          $    4,051,140
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
TECHNOLOGY SERIES
STOCKS -- 94.0%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 82.0%
BUSINESS MACHINES -- 9.2%
Dell Computer Corp.*                                   17,610     $      562,816
Hewlett-Packard Co.                                    40,350            859,455
International Business Machines Corp.                   5,120            422,400
                                                                  --------------
                                                                  $    1,844,671
                                                                  --------------
BUSINESS SERVICES -- 4.3%
BISYS Group, Inc.*                                     22,200     $      407,814
Certegy, Inc.*                                          4,000            111,000
Concord EFS, Inc.*                                      7,100            104,512
Convergys Corp.*                                        7,850            125,600
CSG Systems International, Inc.*                        8,500            120,105
                                                                  --------------
                                                                  $      869,031
                                                                  --------------
COMMUNICATION EQUIPMENT -- 1.5%
Adtran, Inc.*                                           3,290     $      168,744
Harris Corp.                                            1,280             38,464
Scientific-Atlanta, Inc.                                  900             21,456
UTStarcom, Inc.*                                        1,900             67,583
                                                                  --------------
                                                                  $      296,247
                                                                  --------------
COMPUTER HARDWARE -- SYSTEMS -- 4.1%
Avid Technology, Inc.*                                 11,090     $      388,926
Imation Corp.                                             450             17,019
Maxtor Corp.*                                          17,700            132,927
Network Appliance, Inc.*                                5,200             84,292
SanDisk Corp.*                                          1,710             68,998
Storage Technology Corp.*                               1,540             39,640
Western Digital Corp.*                                  9,700             99,910
                                                                  --------------
                                                                  $      831,712
                                                                  --------------
COMPUTER SERVICES -- 4.4%
CheckFree Corp.*                                        2,400     $       66,816
Computer Sciences Corp.*                                4,180            159,342
DST Systems, Inc.*                                      5,610            213,180
First Data Corp.                                        4,430            183,579
Ingram Micro, Inc.*                                     5,500             60,500
Reynolds & Reynolds Co.                                 1,100             31,416
SunGard Data Systems, Inc.*                             4,730            122,554
Unisys Corp.*                                           3,800             46,664
                                                                  --------------
                                                                  $      884,051
                                                                  --------------
COMPUTER SOFTWARE -- 6.2%
Adobe Systems, Inc.                                     2,700     $       86,589
Amdocs Ltd.*                                           22,090            530,160
Ansys, Inc.*                                           12,730            395,903
Macrovision Corp.*                                      5,600            111,552
Synopsys, Inc.*                                         1,600             98,960
Take-Two Interactive Software, Inc.*                    1,270             35,992
                                                                  --------------
                                                                  $    1,259,156
                                                                  --------------
COMPUTER SOFTWARE -- SYSTEMS -- 12.2%
Citrix Systems, Inc.*                                   8,100     $      164,916
Kronos, Inc.*                                           8,520            432,901
Microsoft Corp.                                        23,480            601,323
Oracle Corp.*                                          64,230            772,044
Progress Software Corp.*                               18,200            377,286
Sybase, Inc.*                                           7,480            104,047
                                                                  --------------
                                                                  $    2,452,517
                                                                  --------------
DEFENSE ELECTRONICS -- 0.2%
L-3 Communications Holdings, Inc.*                        990     $       43,055
                                                                  --------------
ELECTRONICS -- 0.7%
Jabil Circuit, Inc.*                                    3,580     $       79,118
Sanmina Corp.*                                          8,300             52,373
                                                                  --------------
                                                                  $      131,491
                                                                  --------------
INTERNET -- 13.1%
Amazon.com, Inc.*                                       5,440     $      198,506
BEA Systems, Inc.*                                      9,500            103,170
Cisco Systems, Inc.*                                   62,490          1,042,958

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
INTERNET -- continued
Digitas, Inc.*                                         12,100     $       60,016
Ebay, Inc.*                                             3,820            397,967
Expedia, Inc.*                                          3,200            244,416
InterActiveCorp*                                       11,400            451,098
Macromedia, Inc.*                                       5,300            111,512
Verity, Inc.*                                           2,620             33,169
                                                                  --------------
                                                                  $    2,642,812
                                                                  --------------
INTERNET SECURITY -- 2.0%
Netscreen Technologies, Inc.*                           3,870     $       87,269
Network Associates, Inc.*                               5,550             70,374
Rainbow Technologies, Inc.*                             8,900             74,849
RSA Security, Inc.*                                    10,700            115,025
VeriSign, Inc.*                                         4,600             63,618
                                                                  --------------
                                                                  $      411,135
                                                                  --------------
MEDIA -- 2.9%
AOL Time Warner, Inc.*                                 35,750     $      575,218
                                                                  --------------
SEMICONDUCTORS -- 15.2%
Agere Systems, Inc.*                                  149,000     $      342,700
Altera Corp.*                                          10,700            175,480
Analog Devices, Inc.*                                  13,250            461,365
Cree, Inc.*                                             1,100             17,908
Emulex Corp.*                                           1,230             28,007
GlobespanVirata, Inc.*                                  2,800             23,100
Integrated Circuit Systems, Inc.*                       2,000             62,860
Intel Corp.                                            36,170            751,757
International Rectifier Corp. *                         1,870             50,154
Linear Technology Corp.                                 3,890            125,297
Marvell Technology Group Ltd.*                          9,090            312,423
Microchip Technology, Inc.                              6,170            151,967
National Semiconductor Corp.*                           8,000            157,760
Nvidia Corp.*                                           8,000            184,080
Rambus, Inc.*                                           2,130             35,294
Xilinx, Inc.*                                           7,000            177,170
                                                                  --------------
                                                                  $    3,057,322
                                                                  --------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Novellus Systems, Inc.*                                 3,920     $      143,554
                                                                  --------------
SPECIAL PRODUCTS & SERVICES -- 0.2%
PerkinElmer, Inc.                                       3,640     $       50,268
                                                                  --------------
TELECOMMUNICATIONS -- WIRELESS -- 5.1%
Motorola, Inc.                                         61,950     $      584,189
Qualcomm, Inc.                                         12,200            436,150
                                                                  --------------
                                                                  $    1,020,339
                                                                  --------------
    Total U.S. Stocks                                             $   16,512,579
                                                                  --------------
FOREIGN STOCKS -- 12.0%
BERMUDA -- 2.3%
Accenture Ltd., "A" (Business Services)*               25,020     $      452,612
                                                                  --------------
CANADA -- 1.7%
ATI Technologies, Inc. (Electronics)*                  16,800     $      171,360
Nortel Networks Corp.
  (Communication Equipment)*                           64,900            175,230
                                                                  --------------
                                                                  $      346,590
                                                                  --------------
FINLAND -- 1.0%
Nokia Corp., ADR (Telecommunications)                  11,740     $      192,888
                                                                  --------------
FRANCE -- 3.6%
Business Objects SA, ADR
  (Computer Software)*                                  9,310     $      204,354
STMicroelectronics NV (Electronics)                    24,720            513,929
                                                                  --------------
                                                                  $      718,283
                                                                  --------------
GERMANY -- 0.5%
SAP AG, ADR (Computer Software)                         3,400     $       99,348
                                                                  --------------
GRAND CAYMAN ISLANDS -- 0.3%
02Micro International Ltd. (Electronics)*               3,800     $       61,218
                                                                  --------------
ISRAEL -- 0.1%
Check Point Software Technologies Ltd.
  (Computer Software)*                                  1,420     $       27,761
                                                                  --------------
JAPAN -- 0.6%
Canon, Inc., ADR (Business Machines)                    1,520     $       69,388
Sega Enterprises Corp. (Entertainment)                  7,700             54,800
                                                                  --------------
                                                                  $      124,188
                                                                  --------------
SOUTH KOREA -- 0.9%
Samsung Electronics Co., Ltd., GDR
  (Electronics)##                                       1,280     $      190,309
                                                                  --------------
UNITED KINGDOM -- 1.0%
ARM Holdings PLC (Electronics)                        130,290     $      144,289
Marconi Corp., PLC
  (Communication Equipment)                            60,100             61,094
                                                                  --------------
                                                                  $      205,383
                                                                  --------------
    Total Foreign Stocks                                          $    2,418,580
                                                                  --------------
    Total Stocks
      (Identified Cost, $16,568,139)                              $   18,931,159
                                                                  --------------
CONVERTIBLE BOND -- 0.7%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
ELECTRONICS-- 0.7%
Brocade Communications Systems, Inc.,
  2s, 2007 (Identified Cost $170,000)        $            170     $      139,825
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 11.3%

                                                     SHARES
Navigator Securities Lending Prime Portfolio,
  at Amortized Cost                                 2,265,605     $    2,265,605
                                                                  --------------
SHORT-TERM OBLIGATION -- 4.1%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost             $            832     $      832,000
                                                                  --------------
    Total Investments
      (Identified Cost, $19,835,744)                              $   22,168,589
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (10.1)%                                         (2,033,517)
                                                                  --------------
    Net Assets -- 100.0%                                          $   20,135,072
                                                                  ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
VALUE SERIES
STOCKS -- 95.5%

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- 87.6%
AEROSPACE & DEFENSE -- 0.8%
Northrop Grumman Corp.                                 30,700     $    2,649,103
                                                                  --------------
BANKS & CREDIT COS. -- 9.9%
Bank of America Corp.                                 113,230     $    8,948,567
Bank One Corp.                                         58,200          2,163,876
FleetBoston Financial Corp.                           215,280          6,395,969
National City Corp.                                    97,500          3,189,225
SouthTrust Corp.                                       79,540          2,163,488
SunTrust Banks, Inc.                                  109,900          6,521,466
Wachovia Corp.                                         62,100          2,481,516
                                                                  --------------
                                                                  $   31,864,107
                                                                  --------------
BROADCAST & CABLE TV -- 0.8%
Cox Communications, Inc.*                              76,400     $    2,437,160
                                                                  --------------
BUSINESS MACHINES -- 1.2%
International Business Machines Corp.                  17,400     $    1,435,500
Motorola, Inc.                                        250,300          2,360,329
                                                                  --------------
                                                                  $    3,795,829
                                                                  --------------
CHEMICALS -- 4.0%
Air Products & Chemicals, Inc.                         83,247     $    3,463,075
Dow Chemical Co.                                      101,600          3,145,536
Lyondell Chemical Co.                                  47,800            646,734
PPG Industries, Inc.                                   89,100          4,520,934
Praxair, Inc.                                          16,200            973,620
                                                                  --------------
                                                                  $   12,749,899
                                                                  --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.8%
Microsoft Corp.                                        97,900     $    2,507,219
                                                                  --------------
CONSUMER GOODS & SERVICES -- 5.0%
Altria Group, Inc.                                    192,270     $    8,736,749
Kimberly-Clark Corp.                                   89,100          4,645,674
Procter & Gamble Co.                                   32,030          2,856,435
                                                                  --------------
                                                                  $   16,238,858
                                                                  --------------
CONTAINERS -- 0.4%
Smurfit-Stone Container Corp.*                        111,400     $    1,451,542
                                                                  --------------
ELECTRICAL EQUIPMENT -- 0.6%
Emerson Electric Co.                                   40,800     $    2,084,880
                                                                  --------------
ELECTRONICS -- 1.4%
Intel Corp.                                           101,800     $    2,115,811
Novellus Systems, Inc.*                                21,300            780,028
Texas Instruments, Inc.                                94,900          1,670,240
                                                                  --------------
                                                                  $    4,566,079
                                                                  --------------
ENTERTAINMENT -- 2.3%
AOL Time Warner, Inc.*                                144,600     $    2,326,614
Viacom, Inc., "B"*                                    114,018          4,978,026
                                                                  --------------
                                                                  $    7,304,640
                                                                  --------------
FINANCIAL SERVICES -- 11.3%
American Express Co.                                   19,600     $      819,476
Citigroup, Inc.                                       270,000         11,556,000
Federal National Mortgage Assn                        102,000          6,878,880
Goldman Sachs Group, Inc.                              81,700          6,842,375
Mellon Financial Corp.                                239,400          6,643,350
Merrill Lynch & Co., Inc.                              76,180          3,556,082
                                                                  --------------
                                                                  $   36,296,163
                                                                  --------------
FOOD & BEVERAGE PRODUCTS -- 5.8%
Archer-Daniels-Midland Co.                            351,065     $    4,518,207
Heinz (H.J.) Co.                                       65,200          2,150,296
Kellogg Co.                                           209,400          7,197,078
PepsiCo, Inc.                                          93,198          4,147,311
Tyson Foods, Inc.                                      61,200            649,944
                                                                  --------------
                                                                  $   18,662,836
                                                                  --------------
FOREST & PAPER PRODUCTS -- 1.6%
Bowater, Inc.                                          36,100     $    1,351,945
International Paper Co.                               102,800          3,673,044
                                                                  --------------
                                                                  $    5,024,989
                                                                  --------------
GAMING & LODGING -- 0.4%
Starwood Hotels & Resorts Co.                          50,400     $    1,440,936
                                                                  --------------
INSURANCE -- 5.8%
Allstate Corp.                                        132,160     $    4,711,504
Chubb Corp.                                            42,180          2,530,800
Hartford Financial Services Group, Inc.                54,940          2,766,778
MetLife, Inc.                                         145,780          4,128,490
St. Paul Cos., Inc.                                    43,400          1,584,534
Travelers Property Casualty Corp.                     196,085          3,117,752
                                                                  --------------
                                                                  $   18,839,858
                                                                  --------------
MACHINERY -- 2.3%
Caterpillar, Inc.                                      29,790     $    1,658,111
Deere & Co.                                           128,410          5,868,337
                                                                  --------------
                                                                  $    7,526,448
                                                                  --------------
MANUFACTURING -- 0.2%
3M Co.                                                  4,300     $      554,614
                                                                  --------------
MEDICAL & HEALTH PRODUCTS -- 6.6%
Abbott Laboratories, Inc.                              89,080     $    3,898,141
Guidant Corp.                                          24,300          1,078,677
Johnson & Johnson Co.                                  73,300          3,789,610
Pfizer, Inc.                                          227,000          7,752,050
Schering-Plough Corp.                                 246,700          4,588,620
                                                                  --------------
                                                                  $   21,107,098
                                                                  --------------
MEDICAL EQUIPMENT -- 0.5%
Waters Corp.*                                          52,500     $    1,529,325
                                                                  --------------
METALS & MINERALS -- 1.6%
Alcoa, Inc.                                           130,450     $    3,326,475
Phelps Dodge Corp.*                                    50,090          1,920,451
                                                                  --------------
                                                                  $    5,246,926
                                                                  --------------
OIL SERVICES -- 2.8%
Baker Hughes, Inc.                                     56,700     $    1,903,419
Noble Corp.*                                           84,010          2,881,543
Schlumberger Ltd.                                      91,000          4,328,870
                                                                  --------------
                                                                  $    9,113,832
                                                                  --------------
OILS -- 7.1%
ChevronTexaco Corp.                                    40,000     $    2,888,000
ConocoPhillips                                        110,500          6,055,400
Devon Energy Corp.                                     41,330          2,207,022
ExxonMobil Corp.                                      267,472          9,604,919
Unocal Corp.                                           71,052          2,038,482
                                                                  --------------
                                                                  $   22,793,823
                                                                  --------------
PRINTING & PUBLISHING -- 2.6%
Gannett Co., Inc.                                      56,198     $    4,316,568
Tribune Co.                                            84,717          4,091,831
                                                                  --------------
                                                                  $    8,408,399
                                                                  --------------
RAILROADS -- 1.0%
Union Pacific Corp.                                    53,800     $    3,121,476
                                                                  --------------
SUPERMARKETS -- 1.4%
Kroger Co.*                                           156,200     $    2,605,416
Safeway, Inc.*                                         86,700          1,773,882
                                                                  --------------
                                                                  $    4,379,298
                                                                  --------------
TELECOMMUNICATIONS -- 0.2%
AT&T Corp.                                             32,520     $      626,010
                                                                  --------------
UTILITIES -- ELECTRIC -- 3.0%
Energy East Corp.                                      90,300     $    1,874,628
FPL Group, Inc.                                        24,360          1,628,466
NSTAR Co.                                              60,073          2,736,325
PPL Corp.                                              39,250          1,687,750
TXU Corp.                                              84,600          1,899,270
                                                                  --------------
                                                                  $    9,826,439
                                                                  --------------
UTILITIES -- GAS -- 1.5%
Equitable Resources, Inc.                              17,500     $      712,950
Keyspan Corp.                                          37,700          1,336,465

ISSUER                                                SHARES          VALUE
U.S. STOCKS -- continued
UTILITIES -- GAS -- continued
National Fuel Gas Co.                                  74,756     $    1,947,394
WGL Holdings, Inc.                                     34,178            912,552
                                                                  --------------
                                                                  $    4,909,361
                                                                  --------------
UTILITIES -- TELEPHONE -- 4.7%
BellSouth Corp.                                       287,000     $    7,642,810
SBC Communications, Inc.                              192,500          4,918,375
Verizon Communications, Inc.                           67,900          2,678,655
                                                                  --------------
                                                                  $   15,239,840
                                                                  --------------
    Total U.S. Stocks                                             $  282,296,987
                                                                  --------------
FOREIGN STOCKS -- 7.9%
FRANCE -- 0.8%
Total SA, ADR (Oils)                                   34,700     $    2,630,260
                                                                  --------------
SWITZERLAND -- 2.6%
Novartis AG
  (Medical & Health Products)                         102,200     $    4,052,915
Syngenta AG (Chemicals)                                85,820          4,311,318
                                                                  --------------
                                                                  $    8,364,233
                                                                  --------------
UNITED KINGDOM -- 4.5%
BP PLC, ADR (Oils)                                    167,600     $    7,042,552
Diageo PLC
  (Food & Beverage Products)*                         140,203          1,499,368
Reed Elsevier PLC
  (Printing & Publishing)                             532,300          4,436,589
Rio Tinto PLC (Metals & Mining)*                       83,600          1,575,281
                                                                  --------------
                                                                  $   14,553,790
                                                                  --------------
    Total Foreign Stocks                                          $   25,548,283
                                                                  --------------
    Total Stocks
      (Identified Cost, $311,157,581)                             $  307,845,270
                                                                  --------------
CONVERTIBLE PREFERRED STOCKS -- 1.6%
U.S. STOCKS
AEROSPACE & DEFENSE -- 0.3%
Northrop Grumman Corp., 7.25%                           7,600     $      773,300
                                                                  --------------
BUSINESS MACHINES -- 0.5%
Motorola, Inc., 7.00%                                  48,600     $    1,584,360
                                                                  --------------
INSURANCE -- 0.8%
Chubb Corp., 7.00%                                     14,200     $      369,910
Travelers Property Casualty Corp., 4.50%               45,900          1,101,600
TXU Corp., 8.75%                                       36,490          1,207,819
                                                                  --------------
                                                                  $    2,679,329
                                                                  --------------
    Total Convertible Preferred Stock
      (Identified Cost, $6,562,094)                               $    5,036,989
                                                                  --------------
COLLATERAL FOR SECURITIES LOANED -- 1.7%
Navigator Securities Lending Prime Portfolio
  at Amortized Cost                                  5,352,845    $    5,352,845
                                                                  --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)           VALUE
SHORT-TERM OBLIGATIONS -- 2.6%
Edison Asset Securitization LLC,
  due 7/01/03                                $          2,485     $    2,485,000
Federal National Mortgage Assn
  Discount Notes, due 7/01/03                           2,588          2,588,000
General Electric Capital Corp.,
  due 7/01/03                                           3,249          3,249,000
    Total Short-Term Obligations,
      at Amortized Cost                                           $    8,322,000
                                                                  --------------
    Total Investments
      (Identified Cost, $331,394,520)                             $  326,557,104
                                                                  --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.4)%                                          (4,405,527)
                                                                  --------------
    Net Assets -- 100.0%                                          $  322,151,577
                                                                  --------------

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted Security.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2003

                                                                         CAPITAL           INTERNATIONAL        MASSACHUSETTS
                                                                      OPPORTUNITIES            GROWTH          INVESTORS GROWTH
                                                                          SERIES               SERIES            STOCK SERIES
                                                                    ------------------   ------------------   ------------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                        $      261,467,821   $      100,288,818   $      516,147,028
    Unrealized appreciation                                                 14,721,049            7,743,728           28,720,693
                                                                    ------------------   ------------------   ------------------
        Total investments, at value (including securities loaned
          of $10,205,293, $6,491,015, $15,652,642, $0, and
          $41,591,557, respectively)                                $      276,188,870   $      108,032,546   $      544,867,721
  Cash                                                                             849               11,885                  808
  Foreign currency, at value (identified cost, $0, $76,464, $0,
    $0 and $0, respectively)                                                        --               76,105                   --
  Receivable for investments sold                                              620,625              465,763           11,446,863
  Receivable for series shares sold                                            154,769               47,206              177,777
  Interest and dividends receivable                                            265,719              190,867              294,494
  Receivable from investment adviser                                                --                   --                   --
  Other assets                                                                   1,502                  181                7,630
                                                                    ------------------   ------------------   ------------------
        Total assets                                                $      277,232,334   $      108,824,553   $      556,795,293
                                                                    ==================   ==================   ==================
Liabilities:
  Payable for investments purchased                                 $          328,398   $          294,618   $       20,244,068
  Payable for series shares reacquired                                         127,022              127,055              270,731
  Collateral for securities loaned, at value                                10,477,932            6,825,693           16,091,553
  Payable to affiliates --
    Management fees                                                             16,821                8,158               32,085
    Distribution fee (Service Class)                                               260                  256                1,042
    Administrative fee                                                             385                  147                  748
  Accrued expenses and other liabilities                                        60,623               63,797               44,743
                                                                    ------------------   ------------------   ------------------
        Total liabilities                                           $       11,011,441   $        7,319,724   $       36,684,970
                                                                    ------------------   ------------------   ------------------
Net assets                                                          $      266,220,893   $      101,504,829   $      520,110,323
                                                                    ==================   ==================   ==================
Net assets consist of:
  Paid-in capital                                                   $      614,268,516   $      127,229,204   $    1,027,379,364
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                            14,721,049            7,745,635           28,720,562
  Accumulated net realized loss on investments and foreign
    currency transactions                                                 (363,318,522)         (34,161,013)        (536,203,536)
  Accumulated undistributed net investment income (loss)                       549,850              691,003              213,933
                                                                    ------------------   ------------------   ------------------
        Total                                                       $      266,220,893   $      101,504,829   $      520,110,323
                                                                    ==================   ==================   ==================
Net assets:
  Initial Class                                                     $      253,634,484   $       89,007,847   $      469,234,815
  Service Class                                                             12,586,409           12,496,982           50,875,508
                                                                    ------------------   ------------------   ------------------
        Total                                                       $      266,220,893   $      101,504,829   $      520,110,323
                                                                    ==================   ==================   ==================
Shares of beneficial interest outstanding:
  Initial Class                                                             24,070,983            9,845,714           59,494,819
  Service Class                                                              1,197,453            1,384,945            6,475,440
                                                                    ------------------   ------------------   ------------------
        Total                                                               25,268,436           11,230,659           65,970,259
                                                                    ==================   ==================   ==================
  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest
    outstanding)
       Initial Class                                                $            10.54   $             9.04   $             7.89
       Service Class                                                $            10.51   $             9.02   $             7.86
                                                                    ==================   ==================   ==================

                                                                           MID                  NEW
                                                                        CAP VALUE            DISCOVERY
                                                                          SERIES               SERIES
                                                                    ------------------   ------------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                        $        3,854,199   $      246,927,128
    Unrealized appreciation                                                    196,401           23,530,114
                                                                    ------------------   ------------------
        Total investments, at value (including securities loaned
          of $10,205,293, $6,491,015, $15,652,642, $0, and
          $41,591,557, respectively)                                $        4,050,600   $      270,457,242
  Cash                                                                             940                  709
  Foreign currency, at value (identified cost, $0, $76,464, $0,
    $0 and $0, respectively)                                                        --                   --
  Receivable for investments sold                                              121,294            6,545,431
  Receivable for series shares sold                                             45,565              147,553
  Interest and dividends receivable                                              2,637               64,978
  Receivable from investment adviser                                            37,270                   --
  Other assets                                                                      --                  727
                                                                    ------------------   ------------------
        Total assets                                                $        4,258,306   $      277,216,640
                                                                    ==================   ==================
Liabilities:
  Payable for investments purchased                                 $          442,527   $        3,821,488
  Payable for series shares reacquired                                             509              104,927
  Collateral for securities loaned, at value                                        --           42,678,096
  Payable to affiliates --
    Management fees                                                                229               17,172
    Distribution fee (Service Class)                                                76                1,192
    Administrative fee                                                               2                  330
  Accrued expenses and other liabilities                                         9,434               44,963
                                                                    ------------------   ------------------
        Total liabilities                                           $          452,777   $       46,668,168
                                                                    ------------------   ------------------
Net assets                                                          $        3,805,529   $      230,548,472
                                                                    ==================   ==================
Net assets consist of:
  Paid-in capital                                                   $        3,622,652   $      327,610,546
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                               196,395           23,530,114
  Accumulated net realized loss on investments and foreign
    currency transactions                                                      (13,833)        (119,926,532)
  Accumulated undistributed net investment income (loss)                           315             (665,656)
                                                                    ------------------   ------------------
        Total                                                       $        3,805,529   $      230,548,472
                                                                    ==================   ==================
Net assets:
  Initial Class                                                     $           19,732   $      183,753,052
  Service Class                                                              3,785,797           46,795,420
                                                                    ------------------   ------------------
        Total                                                       $        3,805,529   $      230,548,472
                                                                    ==================   ==================
Shares of beneficial interest outstanding:
  Initial Class                                                                  2,254           17,244,316
  Service Class                                                                432,343            4,412,898
                                                                    ------------------   ------------------
        Total                                                                  434,597           21,657,214
                                                                    ==================   ==================
  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest
    outstanding)
       Initial Class                                                $             8.75   $            10.66
       Service Class                                                $             8.76   $            10.60
                                                                    ==================   ==================

                       See notes to financial statements.

                                                                     RESEARCH GROWTH          RESEARCH            STRATEGIC
                                                                        AND INCOME         INTERNATIONAL            GROWTH
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                        $       73,005,863   $       69,997,673   $       50,535,998
    Unrealized appreciation (depreciation)                                   4,392,702            5,240,406              236,902
                                                                    ------------------   ------------------   ------------------
        Total investments, at value (including securities loaned
          of $2,765,539, $3,797,653, $975,386, $0, $2,208,059, and
          $5,233,238, respectively)                                 $       77,398,565   $       75,238,079   $       50,772,900
  Cash                                                                              13                5,045                  623
  Foreign currency, at value (identified cost, $952, $61,760, $0,
    $0, $0, and $0, respectively)                                                  948               61,700                   --
  Receivable for investments sold                                              881,617            1,025,106                   --
  Receivable for series shares sold                                            143,975               57,396              104,189
  Interest and dividends receivable                                             82,504              124,277               20,394
  Receivable from investment adviser                                                --                   --                   --
  Other assets                                                                     247                   13                   --
                                                                    ------------------   ------------------   ------------------
        Total assets                                                $       78,507,869   $       76,511,616   $       50,898,106
                                                                    ==================   ==================   ==================
Liabilities:
  Payable for investments purchased                                 $        1,416,451   $        2,695,010   $          901,993
  Payable for series shares reacquired                                         145,173               48,058               11,034
  Collateral for securities loaned, at value                                 2,854,859            3,992,549            1,003,083
  Payable to affiliates --
    Management fee                                                               4,573                5,755                3,016
    Distribution fee (Service Class)                                               148                  187                  173
    Administrative fee                                                             106                  101                   70
  Accrued expenses and other liabilities                                        25,361               46,245               22,247
                                                                    ------------------   ------------------   ------------------
        Total liabilities                                           $        4,446,671   $        6,787,905   $        1,941,616
                                                                    ------------------   ------------------   ------------------
Net assets                                                          $       74,061,198   $       69,723,711   $       48,956,490
                                                                    ==================   ==================   ==================
Net assets consist of:
  Paid-in capital                                                   $       92,416,162   $       93,886,324   $      104,600,251
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies              4,392,712            5,241,252              237,116
  Accumulated net realized loss on investments
    and foreign currency transactions                                      (22,997,557)         (29,937,196)         (55,856,181)
  Accumulated undistributed net investment income (loss)                       249,881              533,331              (24,696)
                                                                    ------------------   ------------------   ------------------
        Total                                                       $       74,061,198   $       69,723,711   $       48,956,490
                                                                    ==================   ==================   ==================
Net assets:
  Initial Class                                                     $       66,820,645   $       60,976,620   $       40,419,279
  Service Class                                                              7,240,553            8,747,091            8,537,211
                                                                    ------------------   ------------------   ------------------
        Total                                                       $       74,061,198   $       69,723,711   $       48,956,490
                                                                    ==================   ==================   ==================
Shares of beneficial interest outstanding:
  Initial Class                                                              6,046,119            6,310,928            6,307,998
  Service Class                                                                656,788              908,264            1,337,859
                                                                    ------------------   ------------------   ------------------
        Total                                                                6,702,907            7,219,192            7,645,857
                                                                    ==================   ==================   ==================
Net asset value, offering price and redemption price per share:
  (net assets DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                   $            11.05   $             9.66   $             6.41
    Service Class                                                   $            11.02   $             9.63   $             6.38
                                                                    ==================   ==================   ==================

                                                                        STRATEGIC
                                                                          VALUE              TECHNOLOGY             VALUE
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost                        $        3,824,516   $       19,835,744   $      331,394,520
    Unrealized appreciation (depreciation)                                     358,796            2,332,845           (4,837,416)
                                                                    ------------------   ------------------   ------------------
        Total investments, at value (including securities loaned
          of $2,765,539, $3,797,653, $975,386, $0, $2,208,059, and
          $5,233,238, respectively)                                 $        4,183,312   $       22,168,589   $      326,557,104
  Cash                                                                             377                  952                  869
  Foreign currency, at value (identified cost, $952, $61,760, $0,
    $0, $0, and $0, respectively)                                                   --                   --                   --
  Receivable for investments sold                                               12,927              573,136            1,608,673
  Receivable for series shares sold                                             13,009               22,152              359,412
  Interest and dividends receivable                                              5,095                8,085              569,719
  Receivable from investment adviser                                            39,010                   --                   --
  Other assets                                                                      --                   --                   --
                                                                    ------------------   ------------------   ------------------
        Total assets                                                $        4,253,730   $       22,772,914   $      329,095,777
                                                                    ==================   ==================   ==================
Liabilities:
  Payable for investments purchased                                 $          189,199   $          344,705   $        1,353,771
  Payable for series shares reacquired                                             571                4,765              155,768
  Collateral for securities loaned, at value                                        --            2,265,605            5,352,845
  Payable to affiliates --
    Management fee                                                                 271                1,242               19,850
    Distribution fee (Service Class)                                               190                   42                1,079
    Administrative fee                                                               6                   29                  451
  Accrued expenses and other liabilities                                        12,353               21,454               60,436
                                                                    ------------------   ------------------   ------------------
        Total liabilities                                           $          202,590   $        2,637,842   $        6,944,200
                                                                    ------------------   ------------------   ------------------
Net assets                                                          $        4,051,140   $       20,135,072   $      322,151,577
                                                                    ==================   ==================   ==================
Net assets consist of:
  Paid-in capital                                                   $        3,734,688   $       58,147,454   $      359,656,631
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies                358,796            2,332,845           (4,835,679)
  Accumulated net realized loss on investments
    and foreign currency transactions                                          (48,078)         (40,284,863)         (35,284,753)
  Accumulated undistributed net investment income (loss)                         5,734              (60,364)           2,615,378
                                                                    ------------------   ------------------   ------------------
        Total                                                       $        4,051,140   $       20,135,072   $      322,151,577
                                                                    ==================   ==================   ==================
Net assets:
  Initial Class                                                     $            6,747   $       18,078,283   $      266,997,384
  Service Class                                                              4,044,393            2,056,789           55,154,193
                                                                    ------------------   ------------------   ------------------
        Total                                                       $        4,051,140   $       20,135,072   $      322,151,577
                                                                    ==================   ==================   ==================
Shares of beneficial interest outstanding:
  Initial Class                                                                    752            5,332,210           22,835,536
  Service Class                                                                451,769              611,116            4,730,477
                                                                    ------------------   ------------------   ------------------
        Total                                                                  452,521            5,943,326           27,566,013
                                                                    ==================   ==================   ==================
Net asset value, offering price and redemption price per share:
  (net assets DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                   $             8.97   $             3.39   $            11.69
    Service Class                                                   $             8.95   $             3.37   $            11.66
                                                                    ==================   ==================   ==================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2003

                                                                         CAPITAL           INTERNATIONAL        MASSACHUSETTS
                                                                      OPPORTUNITIES           GROWTH           INVESTORS GROWTH
                                                                          SERIES              SERIES             STOCK SERIES
                                                                    ------------------   ------------------   ------------------
Net investment income (loss):
  Income --
    Dividends                                                       $        1,635,605   $        1,448,343   $        2,171,829
    Interest                                                                    18,786                9,659               75,633
    Income on securities loaned                                                  7,722               18,989               13,806
    Foreign taxes withheld                                                      (3,828)            (134,503)             (25,504)
                                                                    ------------------   ------------------   ------------------
      Total investment income                                       $        1,658,285   $        1,342,488   $        2,235,764
                                                                    ------------------   ------------------   ------------------
  Expenses --
    Management fee                                                  $          934,540   $          455,677   $        1,795,687
    Trustees' compensation                                                      10,845                4,051               20,410
    Distribution fee (Service Class)                                            13,820               13,132               51,453
    Administrative fee                                                          21,806                8,179               41,899
    Custodian fee                                                               65,814               92,067              117,281
    Printing                                                                    19,569                8,762               20,563
    Auditing fees                                                               16,238               19,496               15,995
    Legal fees                                                                   1,144                1,293                  929
    Miscellaneous                                                               16,078                7,914                6,517
                                                                    ------------------   ------------------   ------------------
      Total expenses                                                $        1,099,854   $          610,571   $        2,070,734
    Fees paid indirectly                                                        (2,116)                 (33)             (48,903)
    Reduction of expenses by investment adviser                                     --                   --                   --
                                                                    ------------------   ------------------   ------------------
      Net expenses                                                  $        1,097,738   $          610,538   $        2,021,831
                                                                    ------------------   ------------------   ------------------
        Net investment income (loss)                                $          560,547   $          731,950   $          213,933
                                                                    ==================   ==================   ==================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                         $      (10,677,513)  $       (3,229,269)  $       (4,452,943)
    Foreign currency transactions                                                  451                   42               (4,916)
                                                                    ------------------   ------------------   ------------------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                $      (10,677,062)  $       (3,229,227)  $       (4,457,859)
                                                                    ------------------   ------------------   ------------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                     $       42,493,877   $       10,918,264   $       63,047,536
    Translation of assets and liabilities in foreign currencies                   (243)              (2,517)              (1,559)
                                                                    ------------------   ------------------   ------------------
      Net unrealized gain on investments and foreign currency
        translation                                                 $       42,493,634   $       10,915,747   $       63,045,977
                                                                    ------------------   ------------------   ------------------
        Net realized and unrealized gain on investments and foreign
          currency                                                  $       31,816,572   $        7,686,520   $       58,588,118
                                                                    ------------------   ------------------   ------------------
          Increase in net assets from operations                    $       32,377,119   $        8,418,470   $       58,802,051
                                                                    ==================   ==================   ==================

                                                                                               NEW
                                                                      MID CAP VALUE          DISCOVERY
                                                                          SERIES              SERIES
                                                                    ------------------   ------------------
Net investment income (loss):
  Income --
    Dividends                                                       $            8,720   $          321,930
    Interest                                                                     1,140               93,938
    Income on securities loaned                                                     --               34,670
    Foreign taxes withheld                                                         (56)                (190)
                                                                    ------------------   ------------------
      Total investment income                                       $            9,804   $          450,348
                                                                    ------------------   ------------------
  Expenses --
    Management fee                                                  $            5,674   $          925,334
    Trustees' compensation                                                          29                8,781
    Distribution fee (Service Class)                                             1,789               47,247
    Administrative fee                                                             122               17,992
    Custodian fee                                                                6,011               66,256
    Printing                                                                        --               12,046
    Auditing fees                                                                7,695               24,561
    Legal fees                                                                     996                1,687
    Miscellaneous                                                               24,383               12,476
                                                                    ------------------   ------------------
      Total expenses                                                $           46,699   $        1,116,380
    Fees paid indirectly                                                            --                 (376)
    Reduction of expenses by investment adviser                                (37,270)                  --
                                                                    ------------------   ------------------
      Net expenses                                                  $            9,429   $        1,116,004
                                                                    ------------------   ------------------
        Net investment income (loss)                                $              375   $         (665,656)
                                                                    ==================   ==================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                         $            9,980   $      (11,830,091)
    Foreign currency transactions                                                   10                   (6)
                                                                    ------------------   ------------------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                $            9,990   $      (11,830,097)
                                                                    ------------------   ------------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                     $          220,204   $       39,539,585
    Translation of assets and liabilities in foreign currencies                     10                   --
                                                                    ------------------   ------------------
      Net unrealized gain on investments and foreign currency
        translation                                                 $          220,214   $       39,539,585
                                                                    ------------------   ------------------
        Net realized and unrealized gain on investments and foreign
          currency                                                  $          230,204   $       27,709,488
                                                                    ------------------   ------------------
          Increase in net assets from operations                    $          230,579   $       27,043,832
                                                                    ==================   ==================

                       See notes to financial statements.

                                                                     RESEARCH GROWTH          RESEARCH            STRATEGIC
                                                                        AND INCOME         INTERNATIONAL            GROWTH
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Net investment income (loss):
  Income --
    Dividends                                                       $          556,061   $        1,071,156   $          176,257
    Interest                                                                     8,317                6,916                9,428
    Income on securities loaned                                                  1,436               23,506                1,921
    Foreign taxes withheld                                                      (3,621)            (116,846)                (636)
                                                                    ------------------   ------------------   ------------------
      Total investment income                                       $          562,193   $          984,732   $          186,970
                                                                    ------------------   ------------------   ------------------
  Expenses --
    Management fee                                                  $          254,797   $          321,608   $          161,269
    Trustees' compensation                                                       2,875                2,774                1,755
    Distribution fee (Service Class)                                             8,140                7,849                7,243
    Administrative fee                                                           5,945                5,628                3,763
    Custodian fee                                                               19,688               70,224               13,020
    Printing                                                                     3,981                5,103                2,939
    Auditing fees                                                               16,171               16,671               15,870
    Legal fees                                                                   1,418                1,310                1,228
    Miscellaneous                                                                9,649                6,625                5,974
                                                                    ------------------   ------------------   ------------------
      Total expenses                                                $          322,664   $          437,792   $          213,061
    Fees paid indirectly                                                       (10,472)                (458)              (1,395)
    Reduction of expenses by investment adviser                                     --                   --                   --
                                                                    ------------------   ------------------   ------------------
      Net expenses                                                  $          312,192   $          437,334   $          211,666
                                                                    ------------------   ------------------   ------------------
        Net investment income (loss)                                $          250,001   $          547,398   $          (24,696)
                                                                    ==================   ==================   ==================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                         $       (2,431,952)  $       (2,655,917)  $       (2,908,001)
    Foreign currency transactions                                                4,347              (10,571)                  65
                                                                    ------------------   ------------------   ------------------
        Net realized gain (loss) on investments and foreign
          currency transactions                                     $       (2,427,605)  $       (2,666,488)  $       (2,907,936)
                                                                    ------------------   ------------------   ------------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                     $       10,043,305   $        6,769,708   $        8,493,361
    Translation of assets and liabilities in foreign currencies                    (46)              (1,324)                  96
                                                                    ------------------   ------------------   ------------------
      Net unrealized gain on investments and foreign currency
        translation                                                 $       10,043,259   $        6,768,384   $        8,493,457
                                                                    ------------------   ------------------   ------------------
        Net realized and unrealized gain on investments and
          foreign currency                                          $        7,615,654   $        4,101,896   $        5,585,521
                                                                    ------------------   ------------------   ------------------
          Increase in net assets from operations                    $        7,865,655   $        4,649,294   $        5,560,825
                                                                    ==================   ==================   ==================

                                                                        STRATEGIC
                                                                          VALUE              TECHNOLOGY             VALUE
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Net investment income (loss):
  Income --
    Dividends                                                       $           18,809   $           37,406   $        3,923,205
    Interest                                                                       812                5,093               42,293
    Income on securities loaned                                                     --                1,893                9,279
    Foreign taxes withheld                                                         (49)              (1,846)             (48,113)
                                                                    ------------------   ------------------   ------------------
      Total investment income                                       $           19,572   $           42,546   $        3,926,664
                                                                    ------------------   ------------------   ------------------
  Expenses --
    Management fee                                                  $            8,189   $           64,987   $        1,124,797
    Trustees' compensation                                                          43                  580               12,938
    Distribution fee (Service Class)                                             2,715                2,013               60,101
    Administrative fee                                                             180                1,516               26,235
    Custodian fee                                                                8,918               10,463               76,486
    Printing                                                                        66                2,194               13,818
    Auditing fees                                                                6,795               16,371               16,423
    Legal fees                                                                   1,118                1,275                1,568
    Miscellaneous                                                                2,794                3,837               15,017
                                                                    ------------------   ------------------   ------------------
      Total expenses                                                $           30,818   $          103,236   $        1,347,383
    Fees paid indirectly                                                           (19)                (326)              (3,738)
    Reduction of expenses by investment adviser                                (17,165)                  --                   --
                                                                    ------------------   ------------------   ------------------
      Net expenses                                                  $           13,634   $          102,910   $        1,343,645
                                                                    ------------------   ------------------   ------------------
        Net investment income (loss)                                $            5,938   $          (60,364)  $        2,583,019
                                                                    ==================   ==================   ==================
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                         $            7,056   $       (1,216,066)  $       (9,544,272)
    Foreign currency transactions                                                   --                 (273)               2,058
                                                                    ------------------   ------------------   ------------------
        Net realized gain (loss) on investments and foreign
          currency transactions                                     $            7,056   $       (1,216,339)  $       (9,542,214)
                                                                    ------------------   ------------------   ------------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                     $          377,713   $        4,432,051   $       28,549,416
    Translation of assets and liabilities in foreign currencies                     --                 (282)               1,221
                                                                    ------------------   ------------------   ------------------
      Net unrealized gain on investments and foreign currency
        translation                                                 $          377,713   $        4,431,769   $       28,550,637
                                                                    ------------------   ------------------   ------------------
        Net realized and unrealized gain on investments and
          foreign currency                                          $          384,769   $        3,215,430   $       19,008,423
                                                                    ------------------   ------------------   ------------------
          Increase in net assets from operations                    $          390,707   $        3,155,066   $       21,591,442
                                                                    ==================   ==================   ==================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended
June 30, 2003

                                                                         CAPITAL           INTERNATIONAL        MASSACHUSETTS
                                                                      OPPORTUNITIES            GROWTH          INVESTORS GROWTH
                                                                         SERIES                SERIES            STOCK SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $          560,547   $          731,950   $          213,933
  Net realized gain (loss) on investments and foreign currency
    transactions                                                           (10,677,062)          (3,229,227)          (4,457,859)
  Net unrealized gain on investments and foreign currency
    translation                                                             42,493,634           10,915,747           63,045,977
                                                                    ------------------   ------------------   ------------------
    Increase in net assets from operations                          $       32,377,119   $        8,418,470   $       58,802,051
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $         (890,294)  $         (673,301)  $               --
  From net investment income (Service Class)                                   (17,096)             (64,824)                  --
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $         (907,390)  $         (738,125)  $               --
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $      (28,135,278)  $       (5,161,051)  $      (24,036,219)
                                                                    ------------------   ------------------   ------------------
      Total increase in net assets                                  $        3,334,451   $        2,519,294   $       34,765,832
Net assets --
  At beginning of period                                                   262,886,442           98,985,535          485,344,491
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $      266,220,893   $      101,504,829   $      520,110,323
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                    $          549,850   $          691,003   $          213,933
                                                                    ==================   ==================   ==================

                                                                           MID                  NEW
                                                                        CAP VALUE            DISCOVERY
                                                                          SERIES               SERIES
                                                                    ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $              375   $         (665,656)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                 9,990          (11,830,097)
  Net unrealized gain on investments and foreign currency
    translation                                                                220,214           39,539,585
                                                                    ------------------   ------------------
    Increase in net assets from operations                          $          230,579   $       27,043,832
                                                                    ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $              (24)  $               --
  From net investment income (Service Class)                                    (1,627)                  --
                                                                    ------------------   ------------------
    Total distributions declared to shareholders                    $           (1,651)  $               --
                                                                    ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $        2,851,549   $       (8,214,530)
                                                                    ------------------   ------------------
      Total increase in net assets                                  $        3,080,477   $       18,829,302
Net assets --
  At beginning of period                                                       725,052          211,719,170
                                                                    ------------------   ------------------
  At end of period                                                  $        3,805,529   $      230,548,472
                                                                    ==================   ==================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                    $              315   $         (665,656)
                                                                    ==================   ==================

                                                                     RESEARCH GROWTH          RESEARCH            STRATEGIC
                                                                        AND INCOME         INTERNATIONAL            GROWTH
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $          250,001   $          547,398   $          (24,696)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                            (2,427,605)          (2,666,488)          (2,907,936)
  Net unrealized gain on investments and foreign currency
    translation                                                             10,043,259            6,768,384            8,493,457
                                                                    ------------------   ------------------   ------------------
    Increase in net assets from operations                          $        7,865,655   $        4,649,294   $        5,560,825
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $         (518,633)  $         (380,627)  $               --
  From net investment income (Service Class)                                   (43,208)             (30,347)                  --
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $         (561,841)  $         (410,974)  $               --
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $       (3,796,863)  $       (2,852,538)  $          (87,187)
                                                                    ------------------   ------------------   ------------------
      Total increase in net assets                                  $        3,506,951   $        1,385,782   $        5,473,638
Net assets --
  At beginning of period                                                    70,554,247           68,337,929           43,482,852
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $       74,061,198   $       69,723,711   $       48,956,490
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                    $          249,881   $          533,331   $          (24,696)
                                                                    ==================   ==================   ==================

                                                                        STRATEGIC
                                                                          VALUE              TECHNOLOGY             VALUE
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $            5,938   $          (60,364)  $        2,583,019
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                 7,056           (1,216,339)          (9,542,214)
  Net unrealized gain on investments and foreign currency
    translation                                                                377,713            4,431,769           28,550,637
                                                                    ------------------   ------------------   ------------------
    Increase in net assets from operations                          $          390,707   $        3,155,066   $       21,591,442
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $              (11)  $               --   $       (4,371,387)
  From net investment income (Service Class)                                    (3,639)                  --             (779,643)
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $           (3,650)  $               --   $       (5,151,030)
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $        2,585,940   $        1,451,488   $       (7,826,722)
                                                                    ------------------   ------------------   ------------------
      Total increase in net assets                                  $        2,972,997   $        4,606,554   $        8,613,690
Net assets--
  At beginning of period                                                     1,078,143           15,528,518          313,537,887
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $        4,051,140   $       20,135,072   $      322,151,577
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income (loss) included
  in net assets at end of period                                    $            5,734   $          (60,364)  $        2,615,378
                                                                    ==================   ==================   ==================

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                         CAPITAL           INTERNATIONAL        MASSACHUSETTS
                                                                      OPPORTUNITIES            GROWTH          INVESTORS GROWTH
                                                                          SERIES               SERIES            STOCK SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $          936,546   $          767,497   $         (118,930)
  Net realized loss on investments and foreign currency
    transactions                                                          (150,550,293)         (12,789,018)        (138,664,036)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                              5,920,278             (781,773)         (80,306,372)
                                                                    ------------------   ------------------   ------------------
    Decrease in net assets from operations                          $     (143,693,469)  $      (12,803,294)  $     (219,089,338)
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $         (310,693)  $         (579,362)  $         (887,163)
  From net investment income (Service Class)                                    (5,734)             (57,725)             (38,235)
  In excess of net investment income (Initial Class)                                --                   --               (1,520)
  In excess of net investment income (Service Class)                                --                   --                  (66)
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $         (316,427)  $         (637,087)  $         (926,984)
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $     (101,104,236)  $       (8,966,931)  $     (109,068,708)
                                                                    ------------------   ------------------   ------------------
    Total increase (decrease) in net assets                         $     (245,114,132)  $      (22,407,312)  $     (329,085,030)
Net assets --
  At beginning of period                                                   508,000,574          121,392,847          814,429,521
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $      262,886,442   $       98,985,535   $      485,344,491
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income included
  in net assets at end of period                                    $          896,693   $          697,178   $               --
                                                                    ==================   ==================   ==================

                                                                           MID                  NEW
                                                                        CAP VALUE            DISCOVERY
                                                                         SERIES*               SERIES
                                                                    ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $            1,603   $       (1,478,947)
  Net realized loss on investments and foreign currency
    transactions                                                               (23,835)         (69,124,293)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                (23,819)         (30,853,959)
                                                                    ------------------   ------------------
    Decrease in net assets from operations                          $          (46,051)  $     (101,457,199)
                                                                    ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $               --   $               --
  From net investment income (Service Class)                                        --                   --
  In excess of net investment income (Initial Class)                                --                   --
  In excess of net investment income (Service Class)                                --                   --
                                                                    ------------------   ------------------
    Total distributions declared to shareholders                    $               --   $               --
                                                                    ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $          771,103   $       26,001,850
                                                                    ------------------   ------------------
    Total increase (decrease) in net assets                         $          725,052   $      (75,455,349)
Net assets --
  At beginning of period                                                            --          287,174,519
                                                                    ------------------   ------------------
  At end of period                                                  $          725,052   $      211,719,170
                                                                    ==================   ==================
Accumulated undistributed net investment income included
  in net assets at end of period                                    $            1,591   $               --
                                                                    ==================   ==================

                                                                     RESEARCH GROWTH          RESEARCH            STRATEGIC
                                                                        AND INCOME         INTERNATIONAL            GROWTH
                                                                          SERIES               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $          561,352   $          459,461   $         (108,373)
  Net realized loss on investments and foreign currency
    transactions                                                           (14,519,076)          (8,877,032)         (16,616,909)
  Net unrealized loss on investments and foreign currency
    translation                                                             (7,436,978)            (968,124)          (5,781,991)
                                                                    ------------------   ------------------   ------------------
    Decrease in net assets from operations                          $      (21,394,702)  $       (9,385,695)  $      (22,507,273)
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $         (563,146)  $         (187,845)  $               --
  From net investment income (Service Class)                                   (36,298)             (12,452)                  --
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $         (599,444)  $         (200,297)  $               --
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $       (6,021,004)  $       (5,351,595)  $      (10,469,960)
                                                                    ------------------   ------------------   ------------------
    Total increase (decrease) in net assets                         $      (28,015,150)  $      (14,937,587)  $      (32,977,233)
Net assets --
  At beginning of period                                                    98,569,397           83,275,516           76,460,085
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $       70,554,247   $       68,337,929   $       43,482,852
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income included
  in net assets at end of period                                    $          561,721   $          396,907   $               --
                                                                    ==================   ==================   ==================

                                                                        STRATEGIC
                                                                          VALUE              TECHNOLOGY             VALUE
                                                                         SERIES*               SERIES               SERIES
                                                                    ------------------   ------------------   ------------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                      $            3,461   $         (143,601)  $        5,183,865
  Net realized loss on investments and foreign currency
    transactions                                                               (55,149)         (12,810,544)         (20,717,350)
  Net unrealized loss on investments and foreign currency
    translation                                                                (18,917)          (3,098,504)         (38,367,106)
                                                                    ------------------   ------------------   ------------------
    Decrease in net assets from operations                          $          (70,605)  $      (16,052,649)  $      (53,900,591)
                                                                    ------------------   ------------------   ------------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                        $               --   $               --   $       (2,450,119)
  From net investment income (Service Class)                                        --                   --             (277,043)
                                                                    ------------------   ------------------   ------------------
    Total distributions declared to shareholders                    $               --   $               --   $       (2,727,162)
                                                                    ------------------   ------------------   ------------------
Net increase (decrease) in net assets from series share
  transactions                                                      $        1,148,748   $       (3,220,274)  $       65,445,550
                                                                    ------------------   ------------------   ------------------
    Total increase (decrease) in net assets                         $        1,078,143   $      (19,272,923)  $        8,817,797
Net assets --
  At beginning of period                                                            --           34,801,441          304,720,090
                                                                    ------------------   ------------------   ------------------
  At end of period                                                  $        1,078,143   $       15,528,518   $      313,537,887
                                                                    ==================   ==================   ==================
Accumulated undistributed net investment income included
  in net assets at end of period                                    $            3,446   $               --   $        5,183,389
                                                                    ==================   ==================   ==================

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions).

                                                                           CAPITAL OPPORTUNITIES SERIES
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2003   -----------------------------------------------------------------
                                                 (UNAUDITED)      2002          2001          2000          1999          1998
                                                -------------   ---------     ---------     ---------     ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.27     $   13.33     $   20.71     $   24.51     $   16.98     $   13.93
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)                    $    0.02     $    0.03     $    0.01     $      --+++  $      --+++  $    0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency                1.29         (4.08)        (4.66)        (0.96)         7.96          3.66
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    1.31     $   (4.05)    $   (4.65)    $   (0.96)    $    7.96     $    3.71
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $   (0.04)    $   (0.01)    $      --     $      --     $   (0.04)    $   (0.06)
  From net realized gain on investments and
    foreign currency transactions                        --            --         (2.64)        (2.84)        (0.39)        (0.60)
  In excess of net realized gain on
    investments and foreign currency transactions        --            --         (0.09)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $   (0.04)    $   (0.01)    $   (2.73)    $   (2.84)    $   (0.43)    $   (0.66)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $   10.54     $    9.27     $   13.33     $   20.71     $   24.51     $   16.98
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                        14.12%++     (30.41)%      (24.93)%       (4.88)%       47.65%        26.97%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           0.87%+        0.82%         0.79%         0.79%         0.84%         0.86%
  Net investment income (loss)                         0.46%+        0.26%         0.05%        (0.01)%        0.02%         0.31%
Portfolio turnover                                       28%           93%          109%          117%          145%          135%
Net assets at end of period (000 Omitted)         $ 253,634     $ 251,974     $ 501,269     $ 688,432     $ 437,204     $ 190,712

                                                       CAPITAL OPPORTUNITIES SERIES
                                                -----------------------------------------
                                                 SIX MONTHS                    PERIOD
                                                    ENDED      YEAR ENDED       ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001*
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.24     $   13.31     $   13.93
                                                  ---------     ---------     ---------
Income (loss) from investment operations # --
  Net investment income (loss)                    $    0.01     $    0.01     $   (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.27         (4.07)        (0.61)
                                                  ---------     ---------     ---------
      Total from investment operations            $    1.28     $   (4.06)    $   (0.62)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  from net investment income                      $   (0.01)    $   (0.01)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $   10.51     $    9.24     $   13.31
                                                  =========     =========     =========
Total return^^                                        13.91%++     (30.54)%       (4.45)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.12%+        1.07%         1.04%+
  Net investment (income) loss                         0.21%+        0.09%        (0.24)%+
Portfolio turnover                                       28%           93%          109%
Net assets at end of period (000 Omitted)         $  12,586     $  10,913     $   6,732

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                           INTERNATIONAL GROWTH SERIES
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2003   -----------------------------------------------------------------
                                                 (UNAUDITED)      2002          2001          2000          1999          1998
                                                -------------   ---------     ---------     ---------     ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    8.33     $    9.50     $   11.84     $   13.10     $    9.73     $    9.65
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations # --
  Net investment income                           $    0.07     $    0.06     $    0.06     $    0.12     $    0.06     $    0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.71         (1.18)        (1.89)        (1.13)         3.37          0.11
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    0.78     $   (1.12)    $   (1.83)    $   (1.01)    $    3.43     $    0.19
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $   (0.07)    $   (0.05)    $   (0.07)    $   (0.04)    $   (0.06)    $   (0.11)
  From net realized gain on investments and
    foreign currency transactions                        --            --         (0.42)        (0.21)           --            --
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --         (0.02)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $   (0.07)    $   (0.05)    $   (0.51)    $   (0.25)    $   (0.06)    $   (0.11)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $    9.04     $    8.33     $    9.50     $   11.84     $   13.10     $    9.73
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                         9.38%++     (11.88)%      (15.91)%       (7.80)%       35.24%         1.94%
Ratios (to average net assets)/Supplemental
  data:
  Expenses ##                                          1.28%+        1.23%         1.23%         1.24%         1.23%         1.32%
  Net investment income                                1.59%+        0.70%         0.58%         0.94%         0.59%         0.86%
Portfolio turnover                                       41%          119%          108%           71%           88%           77%
Net assets at end of period (000 Omitted)         $  89,008     $  88,537     $ 118,286     $ 117,486     $  66,907     $  35,681

                                                       INTERNATIONAL GROWTH SERIES
                                                -----------------------------------------
                                                 SIX MONTHS                    PERIOD
                                                    ENDED      YEAR ENDED       ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001*
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    8.31     $    9.49     $    9.94
                                                  ---------     ---------     ---------
Income (loss) from investment operations # --
  Net investment income (loss)                    $    0.06     $    0.04     $   (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.70         (1.17)        (0.43)
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.76     $   (1.13)    $   (0.45)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  from net investment income                      $   (0.05)    $   (0.05)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $    9.02     $    8.31     $    9.49
                                                  =========     =========     =========
Total return^^                                         9.18%++     (12.01)%       (4.53)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses ##                                          1.53%+        1.48%         1.49%+
  Net investment income (loss)                         1.37%+        0.46%        (0.59)%+
Portfolio turnover                                       41%          119%          108%
Net assets at end of period (000 Omitted)         $  12,497     $  10,449     $   3,107

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                     YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                JUNE 30, 2003   ---------------------------------------------------   DECEMBER 31,
                                                 (UNAUDITED)      2002          2001          2000          1999          1998*
                                                -------------   ---------     ---------     ---------     ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    6.97     $    9.70     $   14.51     $   16.13     $   12.08     $   10.00
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)                    $      --+++  $      --+++  $    0.01     $    0.02     $    0.03     $      --+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.92         (2.72)        (3.46)        (0.97)         4.22          2.08
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    0.92     $   (2.72)    $   (3.45)    $   (0.95)    $    4.25     $    2.08
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $      --     $   (0.01)    $   (0.01)    $   (0.01)    $      --     $      --
  From net realized gain on investments and
    foreign currency transactions                        --            --         (0.15)        (0.66)        (0.20)           --
  In excess of net investment income                     --            --+++         --            --            --            --
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --         (1.20)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $      --     $   (0.01)    $   (1.36)    $   (0.67)    $   (0.20)    $      --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $    7.89     $    6.97     $    9.70     $   14.51     $   16.13     $   12.08
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                        13.20%++     (28.05)%      (24.91)%       (6.09)%       35.80%        20.70%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           0.84%+        0.82%         0.82%         0.81%         0.83%         0.97%+
  Net investment income (loss)                         0.11%+       (0.01)%        0.12%         0.14%         0.25%           --
Portfolio turnover                                      134%          207%          289%          250%          147%           66%
Net assets at end of period (000 Omitted)         $ 469,235     $ 448,235     $ 797,118     $ 974,508     $ 543,930     $  81,237

                                               MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                               -------------------------------------------
                                                 SIX MONTHS       YEAR         PERIOD
                                                    ENDED         ENDED         ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001*
                                               --------------  ------------  -------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    6.96     $    9.70     $    9.89
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment loss                             $      --+++  $   (0.02)    $   (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.90         (2.71)        (0.18)
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.90     $   (2.73)    $   (0.19)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  From net investment income                      $      --     $   (0.01)    $      --
  In excess of net investment income                     --            --+++         --
                                                  ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $      --     $   (0.01)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $    7.86     $    6.96     $    9.70
                                                  =========     =========     =========
Total return^^                                        12.93%++     (28.17)%       (1.92)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.09%+        1.07%         1.07%+
  Net investment loss                                 (0.13)%+      (0.21)%       (0.24)%+
Portfolio turnover                                      134%          207%          289%
Net assets at end of period (000 Omitted)         $  50,876     $  37,109     $  17,312

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Serivce Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                       MID CAP VALUE SERIES
                                                  -----------------------------
                                                   SIX MONTHS         PERIOD
                                                      ENDED            ENDED
                                                  JUNE 30, 2003    DECEMBER 31,
                                                   (UNAUDITED)         2002*
                                                  ------------     ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $       7.92     $      10.00
                                                  ------------     ------------
Income (loss) from investment operations# --
  Net investment income@                          $       0.01     $       0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      0.83            (2.12)
                                                  ------------     ------------
      Total from investment operations            $       0.84     $      (2.08)
                                                  ------------     ------------
Less distributions declared to shareholders
  from net investment income                      $      (0.01)    $         --
                                                  ------------     ------------
Net asset value -- end of period                  $       8.75     $       7.92
                                                  ============     ============
Total return^^                                           10.75%++        (20.80)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                              1.00%+           1.02%+
  Net investment income                                   0.26%+           0.54%+
Portfolio turnover                                          61%              82%
Net assets at end of period (000 Omitted)         $         20     $         18

 @The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Mid Cap Value Series operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                             $      (0.19)    $      (0.53)
  Ratios (to average net assets):
    Expenses##                                            6.08%+           8.05%+
    Net investment loss                                  (4.82)%+         (6.49)%+

                                                       MID CAP VALUE SERIES
                                                  -----------------------------
                                                   SIX MONTHS         PERIOD
                                                      ENDED            ENDED
                                                  JUNE 30, 2003    DECEMBER 31,
                                                   (UNAUDITED)         2002*
                                                  ------------     ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $       7.93     $      10.00
                                                  ------------     ------------
Income (loss) from investment operations# --
  Net investment income@@                         $       0.00+++  $       0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      0.84            (2.11)
                                                  ------------     ------------
      Total from investment operations            $       0.84     $      (2.07)
                                                  ------------     ------------
Less distributions declared to shareholders
  from net investment income                      $      (0.01)    $         --
                                                  ------------     ------------
Net asset value -- end of period                  $       8.76     $       7.93
                                                  ============     ============
Total return^^                                           10.57%++        (20.70)%++
Ratios (to average net assets)/Supplemental
  data@@:
  Expenses##                                              1.25%+           1.27%+
  Net investment income                                   0.05%+           0.53%+
Portfolio turnover                                          61%              82%
Net assets at end of period (000 Omitted)         $      3,786     $        707

@@The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation net investment loss per share and the ratios would have been:

  Net investment loss                             $      (0.18)    $      (0.50)
  Ratios (to average net assets):
    Expenses##                                            6.33%+           8.30%+
    Net investment loss                                  (5.03)%+         (6.50)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                               NEW DISCOVERY SERIES
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                     YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                JUNE 30, 2003   ---------------------------------------------------   DECEMBER 31,
                                                 (UNAUDITED)      2002          2001          2000          1999          1998*
                                                -------------   ---------     ---------     ---------     ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.38     $   14.10     $   15.98     $   16.89     $   10.62     $   10.00
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment loss@                            $   (0.03)    $   (0.07)    $   (0.07)    $   (0.07)    $   (0.08)    $   (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions      1.31         (4.65)        (0.71)         0.15          6.42          0.65
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    1.28     $   (4.72)    $   (0.78)    $    0.08     $    6.34     $    0.62
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                 $      --     $      --     $   (0.97)    $   (0.99)    $   (0.07)    $      --
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --         (0.13)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $      --     $      --     $   (1.10)    $   (0.99)    $   (0.07)    $      --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $   10.66     $    9.38     $   14.10     $   15.98     $   16.89     $   10.62
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                        13.65%++     (33.43)%       (5.12)%        0.34%        60.25%         6.20%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                           1.05%+        0.98%         0.97%         0.99%         1.06%         1.28%+
  Net investment loss                                 (0.60)%+      (0.59)%       (0.49)%       (0.43)%       (0.65)%       (0.44)%+
Portfolio turnover                                       52%           97%           64%           74%          149%           69%
Net assets at end of period (000 Omitted)         $ 183,753     $ 177,028     $ 277,090     $ 233,297     $  65,782     $  13,280

 @The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fees, at not more than 0.35% of average daily net assets, for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                    --            --            --            --            --     $   (0.05)
  Ratios (to average net assets)
    Expenses##                                           --            --            --            --            --          1.60%+
    Net investment loss                                  --            --            --            --            --         (0.76)%+

                                                          NEW DISCOVERY SERIES
                                                -----------------------------------------
                                                 SIX MONTHS       YEAR         PERIOD
                                                    ENDED         ENDED         ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001**
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.34     $   14.08     $   13.55
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment loss                             $   (0.04)    $   (0.08)    $   (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions      1.30         (4.66)         0.57
                                                  ---------     ---------     ---------
      Total from investment operations            $    1.26     $   (4.74)    $    0.53
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $   10.60     $    9.34     $   14.08
                                                  =========     =========     =========
Total return^^                                        13.49%++     (33.66)%        3.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.30%+        1.23%         1.22%+
  Net investment loss                                 (0.85)%+      (0.78)%       (0.90)%+
Portfolio turnover                                       52%           97%           64%
Net assets at end of period (000 Omitted)         $  46,795     $  34,691     $  10,085

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                           RESEARCH GROWTH AND INCOME SERIES
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2003   -----------------------------------------------------------------
                                                 (UNAUDITED)      2002          2001          2000          1999          1998
                                                -------------   ---------     ---------     ---------     ---------     ---------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.92     $   12.70     $   14.62     $   14.44     $   13.39     $   11.02
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income                           $    0.04     $    0.08     $    0.09     $    0.07     $    0.09     $    0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.18         (2.78)        (1.67)         0.37          1.01          2.31
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    1.22     $   (2.70)    $   (1.58)    $    0.44     $    1.10     $    2.43
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $   (0.09)    $   (0.08)    $   (0.06)    $   (0.07)    $   (0.05)    $   (0.01)
  From net realized gain on investments and
    foreign currency transactions                        --            --         (0.25)        (0.19)           --         (0.05)
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --         (0.03)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $   (0.09)    $   (0.08)    $   (0.34)    $   (0.26)    $   (0.05)    $   (0.06)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $   11.05     $    9.92     $   12.70     $   14.62     $   14.44     $   13.39
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                        12.31%++     (21.40)%      (10.91)%        3.09%         8.21%        22.13%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           0.93%+        0.86%         0.87%         0.88%         0.86%         0.95%
  Net investment income                                0.76%+        0.67%         0.66%         0.50%         0.63%         0.96%
Portfolio turnover                                       81%           96%           84%           75%           73%          122%
Net assets at end of period (000 omitted)         $  66,821     $  64,126     $  95,414     $  92,961     $  79,092     $  39,152

                                                    RESEARCH GROWTH AND INCOME SERIES
                                                -----------------------------------------
                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED    PERIOD ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001*
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.89     $   12.69     $   12.79
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income                           $    0.03     $    0.05     $    0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency              $    1.17     $   (2.78)        (0.11)+++
                                                  ---------     ---------     ---------
      Total from investment operations            $    1.20     $   (2.73)    $   (0.10)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  from net investment income                      $   (0.07)    $   (0.07)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $   11.02     $    9.89     $   12.69
                                                  =========     =========     =========
Total return^^                                        12.23++      (21.59)%       (0.79)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.18%+        1.11%         1.12%+
  Net investment income                                0.51%+        0.49%         0.19%+
Portfolio turnover                                       81%           96%           84%
Net assets at end of period (000 omitted)         $   7,241     $   6,428     $   3,155

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                         RESEARCH INTERNATIONAL SERIES
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                JUNE 30, 2003   --------------------------------------------------   DECEMBER 31,
                                                 (UNAUDITED)      2002         2001          2000          1999          1998*
                                                -------------   ---------    ---------     ---------     ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.03     $   10.22    $   12.70     $   14.59     $    9.42     $   10.00
                                                  ---------     ---------    ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income@                          $    0.08     $    0.06    $    0.04     $    0.19     $    0.03     $      --+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.61         (1.23)       (2.27)        (1.30)         5.14         (0.58)
                                                  ---------     ---------    ---------     ---------     ---------     ---------
      Total from investment operations            $    0.69     $   (1.17)   $   (2.23)    $   (1.11)    $    5.17     $   (0.58)
                                                  ---------     ---------    ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $   (0.06)    $   (0.02)   $   (0.09)    $      --+++  $      --+++  $      --
  From net realized gain on investments and
    foreign currency transactions                        --            --        (0.12)        (0.78)           --            --
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --        (0.04)           --            --            --
                                                  ---------     ---------    ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $   (0.06)    $   (0.02)   $   (0.25)    $   (0.78)    $      --+++  $      --
                                                  ---------     ---------    ---------     ---------     ---------     ---------
Net asset value -- end of period                  $    9.66     $    9.03    $   10.22     $   12.70     $   14.59     $    9.42
                                                  =========     =========    =========     =========     =========     =========
Total return^^                                         7.67%++     (11.44)%     (17.76)%       (7.95)%       54.94%        (5.80)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                           1.34%+        1.26%        1.26%         1.28%         1.50%         1.55%+
  Net investment income                                1.72%+        0.61%        0.36%         1.43%         0.28%         0.07%+
Portfolio turnover                                       49%          136%         145%          110%          164%           59%
Net assets at end of period (000 Omitted)         $  60,977     $  62,555    $  80,738     $  82,945     $  30,150     $   3,519

@ The investment adviser agreed to maintain the expenses of the Research
  International Series at not more than 1.50% of average net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                             $      --     $      --    $      --     $      --     $      --     $   (0.13)
  Ratios (to average net assets):
    Expenses##                                           --            --           --            --            --          3.86%+
    Net investment loss                                  --            --           --            --            --         (2.24)%+

                                                      RESEARCH INTERNATIONAL SERIES
                                                -----------------------------------------
                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED    PERIOD ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001*
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    9.00     $   10.21     $   10.81
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)                    $    0.07     $    0.03     $   (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.60         (1.22)        (0.57)
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.67     $   (1.19)    $   (0.60)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  from net investment income                      $   (0.04)    $   (0.02)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $    9.63     $    9.00     $   10.21
                                                  =========     =========     =========
Total return^^                                         7.51%++     (11.66)%       (5.55)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.59%+        1.51%         1.51%+
  Net investment income (loss)                         1.59%+        0.35%        (0.81)%+
Portfolio turnover                                       49%          136%          145%
Net assets at end of period (000 Omitted)         $   8,747     $   5,783     $   2,537

  * For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                        STRATEGIC GROWTH SERIES
                                                --------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED              YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                JUNE 30, 2003   -------------------------------------   DECEMBER 31,
                                                 (UNAUDITED)      2002          2001           2000         1999*
                                                -------------   ---------     ---------     ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    5.63     $    8.05     $   10.91     $   12.13     $   10.00
                                                  ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)@                   $   (0.00)+++ $   (0.01)    $   (0.01)    $   (0.01)    $    0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.78         (2.41)        (2.65)        (1.20)         1.61
                                                  ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    0.78     $   (2.42)    $   (2.66)    $   (1.21)    $    1.67
                                                  ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders
  From net investment income                      $      --     $      --     $      --     $   (0.01)    $      --
  From net realized gain on investments and
    foreign currency transactions                        --            --         (0.20)        (0.00)+++        --
                                                  ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $      --     $      --     $   (0.20)    $   (0.01)    $      --
                                                  ---------     ---------     ---------     ---------     ---------
      Capital contribution by investment adviser  $      --     $      --     $      --     $      --     $    0.46
                                                  ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $    6.41     $    5.63     $    8.05     $   10.91     $   12.13
                                                  =========     =========     =========     =========     =========
Total return^^                                        13.85%++     (30.06)%      (24.65)%       (9.99)%       21.30%++**
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                           0.96%+        0.88%         0.86%         0.94%         1.00%+
  Net investment income (loss)                        (0.08)%+      (0.18)%       (0.11)%       (0.06)%        2.61%+
Portfolio turnover                                       38%           98%          123%           86%            4%
Net assets at end of period (000 omitted)         $  40,419     $  38,486     $  74,471     $  86,823     $   9,158

@ The investment adviser agreed to maintain the expenses of the Strategic Growth
  Series, exclusive of management fees, at not more that 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss and the ratios would have been:

  Net investment loss                             $      --     $      --     $      --     $      --     $   (0.01)
  Ratios (to average net assets):
    Expenses##                                           --            --            --            --          4.01%+
    Net investment loss                                  --            --            --            --         (0.40)%+

                                                        STRATEGIC GROWTH SERIES
                                                -----------------------------------------
                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED    PERIOD ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002        2001***
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    5.62     $    8.05     $    8.21
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment loss                             $   (0.01)    $   (0.02)    $   (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.77         (2.41)        (0.15)++++
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.76     $   (2.43)    $   (0.16)
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $    6.38     $    5.62     $    8.05
                                                  =========     =========     =========
Total return^^                                        13.52%++     (30.19)%       (1.95)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.21%+        1.13%         1.11%+
  Net investment loss                                 (0.34)%+      (0.38)%       (0.27)%+
Portfolio turnover                                       38%           98%          123%
Net assets at end of period (000 omitted)         $   8,537     $   4,997     $   1,989

   * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
  ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
 *** For the period from the inception of Service Class shares, August 24, 2001 through December 31, 2001.
   + Annualized.
  ++ Not Annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                      STRATEGIC VALUE SERIES
                                                 ------------------------------
                                                   SIX MONTHS
                                                 ENDED JUNE 30,    PERIOD ENDED
                                                      2003         DECEMBER 31,
                                                   (UNAUDITED)         2002*
                                                 --------------     ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $       7.90     $      10.00
                                                  ------------     ------------
Income (loss) from investment operations# --
  Net investment income@                          $       0.03     $       0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.05            (2.17)
                                                  ------------     ------------
      Total from investment operations            $       1.08     $      (2.10)
                                                  ------------     ------------
Less distributions declared to shareholders
  from net investment income                      $      (0.01)    $         --
                                                  ------------     ------------
Net asset value -- end of period                  $       8.97     $       7.90
                                                  ============     ============
Total return^^                                           13.74++         (21.00)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                              1.00%+           1.01%+
  Net investment income                                   0.82%+           0.89%+
Portfolio turnover                                          31%              53%
Net assets at end of period (000 Omitted)         $          7     $          6

 @The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment loss                             $      (0.03)    $      (0.35)
  Ratios (to average net assets):
    Expenses##                                            2.60%+           6.20%+
    Net investment loss                                  (0.78)%+         (4.30)%+

                                                      STRATEGIC VALUE SERIES
                                                 ------------------------------
                                                   SIX MONTHS
                                                 ENDED JUNE 30,    PERIOD ENDED
                                                      2003         DECEMBER 31,
                                                   (UNAUDITED)         2002*
                                                 --------------     ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $       7.90     $      10.00
                                                  ------------     ------------
Income (loss) from investment operations# --
  Net investment income@@                         $       0.02     $       0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.04            (2.16)
                                                  ------------     ------------
      Total from investment operations            $       1.06     $      (2.10)
                                                  ------------     ------------
Less distributions declared to shareholders
  from net investment income                      $      (0.01)    $         --
                                                  ------------     ------------
Net asset value -- end of period                  $       8.95     $       7.90
                                                  ============     ============
Total return^^                                           13.45++         (21.00)%++
Ratios (to average net assets)/Supplemental
  data@@:
  Expenses##                                              1.25%+           1.26%+
  Net investment income                                   0.55%+           0.81%+
Portfolio turnover                                          31%              53%
Net assets at end of period (000 Omitted)         $      4,044     $      1,072

 @@The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                             $      (0.04)    $      (0.33)
  Ratios (to average net assets):
    Expenses##                                            2.85%+           6.45%+
    Net investment loss                                  (1.05)%+         (4.38)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by SunLife of Canada (U.S.) and SunLife (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                   TECHNOLOGY SERIES
                                               --------------------------------------------------------
                                                 SIX MONTHS
                                               ENDED JUNE 30,   YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                    2003        -----------------------    DECEMBER 31,
                                                 (UNAUDITED)      2002          2001          2000*
                                               --------------   ---------     ---------    ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    2.82     $    5.22     $    8.52     $   10.00
                                                  ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income (loss)@                   $   (0.01)    $   (0.02)    $   (0.02)    $    0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.58         (2.38)        (3.28)        (1.49)
                                                  ---------     ---------     ---------     ---------
      Total from investment operations            $    0.57     $   (2.40)    $   (3.30)    $   (1.48)
                                                  ---------     ---------     ---------     ---------
Less distributions declared to shareholders --
  From net investment income                      $      --     $      --     $      --+++  $      --
  In excess of net investment income                     --            --            --+++         --
                                                  ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $      --     $      --     $      --+++  $      --
                                                  ---------     ---------     ---------     ---------
Net asset value -- end of period                  $    3.39     $    2.82     $    5.22     $    8.52
                                                  =========     =========     =========     =========
Total return^^                                        20.21%++     (45.98)%      (38.87)%      (14.60)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                           1.17%+        0.91%         0.90%         1.02%+
  Net investment income (loss)                        (0.67)%+      (0.61)%       (0.39)%        0.09%+
Portfolio turnover                                       96%          210%          310%          271%
Net assets at end of period (000 Omitted)         $  18,078     $  14,020     $  33,855     $  31,907

 @The investment adviser agreed to maintain the expenses of the Technology
  Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

  Net investment loss                                                                       $      --+++
  Ratios (to average net assets):
    Expenses##                                                                                   1.16%+
    Net investment loss                                                                         (0.05)%+

                                                             TECHNOLOGY SERIES
                                                -----------------------------------------
                                                 SIX MONTHS
                                                ENDED JUNE 30,  YEAR ENDED   PERIOD ENDED
                                                     2003      DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001**
                                                -------------- ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $    2.80     $    5.22     $    5.32
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment loss                             $   (0.01)    $   (0.03)    $   (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.58         (2.39)        (0.08)
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.57     $   (2.42)    $   (0.10)
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $    3.37     $    2.80     $    5.22
                                                  =========     =========     =========
Total return^^                                        20.36%++     (46.36)%       (1.88)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                           1.42%+        1.16%         1.15%+
  Net investment loss                                 (0.95)%+      (0.85)%       (0.90)%+
Portfolio turnover                                       96%          210%          310%
Net assets at end of period (000 Omitted)         $   2,057     $   1,509     $     947

  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  VALUE SERIES
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                JUNE 30, 2003   --------------------------------------------------   DECEMBER 31,
                                                 (UNAUDITED)      2002         2001          2000          1999          1998*
                                                -------------   ---------    ---------     ---------     ---------   ------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $   11.05     $   12.88     $   14.45     $   11.21     $   10.50     $   10.00
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income@                          $    0.10     $    0.19     $    0.17     $    0.20     $    0.20     $    0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions      0.73         (1.93)        (0.55)         3.16          0.54          0.36
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total from investment operations            $    0.83     $   (1.74)    $   (0.38)    $    3.36     $    0.74     $    0.50
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to shareholders
  From net investment income                      $   (0.19)    $   (0.09)    $   (0.75)    $   (0.07)    $   (0.03)    $      --
  From net realized gain on investments and
    foreign currency transactions                        --            --         (0.42)        (0.05)           --            --
  In excess of net realized gain on investments
    and foreign currency transactions                    --            --         (0.02)           --            --            --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions declared to
        shareholders                              $   (0.19)    $   (0.09)    $   (1.19)    $   (0.12)    $   (0.03)    $      --
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period                  $   11.69     $   11.05     $   12.88     $   14.45     $   11.21     $   10.50
                                                  =========     =========     =========     =========     =========     =========
Total return^^                                         7.64%++     (13.58)%       (7.46)%       30.25%         7.05%         5.00%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                           0.86%+        0.83%         0.85%         0.87%         1.01%         1.03%+
  Net investment income                                1.76%+        1.57%         1.31%         1.66%         1.81%         2.16%+
Portfolio turnover                                       30%           51%           63%           85%           76%          101%
Net assets at end of period (000 Omitted)         $ 266,997     $ 266,892     $ 288,239     $ 124,221     $  41,172     $   8,493

 @The investment adviser agreed to maintain the expenses of the Value Series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

  Net investment income                                  --            --            --            --            --     $    0.11
  Ratios (to average net assets):
    Expenses##                                           --            --            --            --            --          1.51%+
    Net investment income                                --            --            --            --            --          1.68%+

                                                              VALUE SERIES
                                                -----------------------------------------
                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED    PERIOD ENDED
                                                JUNE 30, 2003  DECEMBER 31,  DECEMBER 31,
                                                 (UNAUDITED)       2002         2001**
                                                -------------  ------------  ------------
SERVICE CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period            $   11.01     $   12.86     $   13.12
                                                  ---------     ---------     ---------
Income (loss) from investment operations# --
  Net investment income                           $    0.08     $    0.17     $    0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions      0.74         (1.93)        (0.31)
                                                  ---------     ---------     ---------
      Total from investment operations            $    0.82     $   (1.76)    $   (0.26)
                                                  ---------     ---------     ---------
Less distributions declared to shareholders
  from net investment income                      $   (0.17)    $   (0.09)    $      --
                                                  ---------     ---------     ---------
Net asset value -- end of period                  $   11.66     $   11.01     $   12.86
                                                  =========     =========     =========
Total return^^                                         7.56%++     (13.77)%       (1.98)%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses ##                                          1.11%+        1.08%         1.11%+
  Net investment income                                1.52%+        1.41%         1.00%+
Portfolio turnover                                       30%           51%           63%
Net assets at end of period (000 Omitted)         $  55,154     $  46,646     $  16,481

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Sevice Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
    Inclusion of these changes would reduce the total return figures for all of the periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Value Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for Global Governments Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in each series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations in each series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' other expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                      CAPITAL           INTERNATIONAL        MASSACHUSETTS           MID CAP
                                   OPPORTUNITIES            GROWTH          INVESTORS GROWTH          VALUE
                                       SERIES               SERIES            STOCK SERIES            SERIES
------------------------------------------------------------------------------------------------------------------
Balance credits                  $              526   $               --   $               73   $               --
Directed brokerage credits                    1,590                   33               48,830                   --
                                 ------------------   ------------------   ------------------   ------------------
Total                            $            2,116   $               33   $           48,903   $               --
                                 ------------------   ------------------   ------------------   ------------------

                                        NEW                RESEARCH             RESEARCH            STRATEGIC
                                     DISCOVERY        GROWTH AND INCOME      INTERNATIONAL            GROWTH
                                       SERIES               SERIES               SERIES               SERIES
------------------------------------------------------------------------------------------------------------------
Balance credits                  $              103   $               45   $               --   $               17
Directed brokerage credits                      273               10,427                  458                1,378
                                 ------------------   ------------------   ------------------   ------------------
Total                            $              376   $           10,472   $              458   $            1,395
                                 ------------------   ------------------   ------------------   ------------------

                                     STRATEGIC
                                       VALUE              TECHNOLOGY             VALUE
                                       SERIES               SERIES               SERIES
---------------------------------------------------------------------------------------------
Balance credits                  $               19   $               --   $               61
Directed brokerage credits                       --                  326                3,677
                                 ------------------   ------------------   ------------------
Total                            $               19   $              326   $            3,738
                                 ------------------   ------------------   ------------------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and real estate investment trusts.

The tax character of distributions declared for the years ended December 31, 2002, and December 31, 2001, was as follows:

                                         CAPITAL OPPORTUNITIES SERIES        INTERNATIONAL GROWTH SERIES
                                      ---------------------------------   ---------------------------------
                                            YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2002              2001              2002              2001
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                       $       316,427   $    51,746,366   $       637,087   $     1,547,037
Long-term capital gain                             --        42,160,088                --         4,102,872
                                      ---------------   ---------------   ---------------   ---------------
  Total distributions declared        $       316,427   $    93,906,454   $       637,087   $     5,649,909
                                      ===============   ===============   ===============   ===============

                                          MASSACHUSETTS INVESTORS
                                            GROWTH STOCK SERIES                  NEW DISCOVERY SERIES
                                      ---------------------------------   ---------------------------------
                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2002              2001              2002              2001
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                       $       926,984   $    97,210,726   $            --   $    15,638,587
Long-term capital gain                             --         2,407,215                --         3,061,718
                                      ---------------   ---------------   ---------------   ---------------
  Total distributions declared        $       926,984   $    99,617,941   $            --   $    18,700,305
                                      ===============   ===============   ===============   ===============

                                              RESEARCH GROWTH
                                             AND INCOME SERIES              RESEARCH INTERNATIONAL SERIES
                                      ---------------------------------   ---------------------------------
                                            YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2002              2001              2002              2001
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                       $       599,444   $       405,347   $       200,297   $     1,835,992
Long-term capital gain                             --         2,070,796                --            87,899
                                      ---------------   ---------------   ---------------   ---------------
  Total distributions declared        $       599,444   $     2,476,143   $       200,297   $     1,923,891
                                      ===============   ===============   ===============   ===============

                                            STRATEGIC GROWTH SERIES
                                      ---------------------------------
                                            YEAR ENDED DECEMBER 31,
                                      ---------------------------------
                                           2002              2001
-----------------------------------------------------------------------
Distributions declared from:
Ordinary income                       $            --   $     1,835,913
Long-term capital gain                             --             2,058
                                      ---------------   ---------------
  Total distributions declared        $            --   $     1,837,971
                                      ===============   ===============

                                             TECHNOLOGY SERIES                      VALUE SERIES
                                      ---------------------------------   ---------------------------------
                                            YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                            2002              2001              2002              2001
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                       $            --   $         5,866   $     2,727,162   $     4,899,364
Long-term capital gain                             --                --                --         2,362,197
                                      ---------------   ---------------   ---------------   ---------------
  Total distributions declared        $            --   $         5,866   $     2,727,162   $     7,261,561
                                      ===============   ===============   ===============   ===============

For the year ended December 31, 2002, New Discovery Series, Strategic Growth Series, and Technology Series paid no distributions. For the period from their commencement of operations on May 1, 2002 through December 31, 2002, Mid Cap Value Series and Strategic Value Series paid no distributions.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                 CAPITAL         INTERNATIONAL       MASSACHUSETTS         MID CAP
                                              OPPORTUNITIES          GROWTH         INVESTORS GROWTH        VALUE
                                                  SERIES             SERIES           STOCK SERIES         SERIES
       ---------------------------------------------------------------------------------------------------------------
       Undistributed ordinary income         $        896,693   $        730,779   $             --   $          1,573
       Capital loss carryforward                 (344,463,622)       (29,437,024)      (488,968,412)           (19,238)
       Unrealized loss                            (35,950,423)        (4,665,065)       (77,102,680)           (28,386)
       Other temporary differences                         --            (10,017)                --                 --

                                                   NEW              RESEARCH           RESEARCH          STRATEGIC
                                                DISCOVERY       GROWTH AND INCOME   INTERNATIONAL          GROWTH
                                                  SERIES             SERIES             SERIES             SERIES
       ---------------------------------------------------------------------------------------------------------------
       Undistributed ordinary income         $             --   $        561,721   $        407,535   $             --
       Capital loss carryforward                 (107,028,271)       (19,619,014)       (25,231,635)       (51,293,014)
       Unrealized loss                            (17,077,635)        (6,601,485)        (3,566,204)        (9,911,572)
       Other temporary differences                         --                 --            (10,627)                --

                                                                    STRATEGIC
                                                                      VALUE           TECHNOLOGY           VALUE
                                                                      SERIES            SERIES             SERIES
       ---------------------------------------------------------------------------------------------------------------
       Undistributed ordinary income                            $          3,446   $             --   $      5,150,618
       Capital loss carryforward                                         (22,922)       (38,581,087)       (24,655,067)
       Unrealized loss                                                   (51,129)        (2,586,361)       (34,441,018)
       Other temporary differences                                            --                 --                 --

At December 31, 2002, for federal income tax purposes, the following series had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                               CAPITAL         INTERNATIONAL      MASSACHUSETTS         MID CAP
                                            OPPORTUNITIES         GROWTH        INVESTORS GROWTH         VALUE
    EXPIRATION DATE                            SERIES             SERIES          STOCK SERIES          SERIES
    ---------------------------------------------------------------------------------------------------------------
    December 31, 2009                     $   (198,103,070)  $    (16,675,334)  $   (313,460,463)  $             --
    December 31, 2010                         (146,360,552)       (12,761,690)      (175,507,949)           (19,238)
                                          ----------------   ----------------   ----------------   ----------------
    Total                                 $   (344,463,622)  $    (29,437,024)  $   (488,968,412)  $        (19,238)
                                          ================   ================   ================   ================

                                                NEW              RESEARCH          RESEARCH           STRATEGIC
                                             DISCOVERY       GROWTH AND INCOME   INTERNATIONAL         GROWTH
    EXPIRATION DATE                            SERIES             SERIES             SERIES             SERIES
    ---------------------------------------------------------------------------------------------------------------
    December 31, 2009                     $    (36,357,737)  $     (5,795,760)  $    (16,088,195)  $    (33,666,533)
    December 31, 2010                          (70,670,534)       (13,823,254)        (9,143,440)       (17,626,481)
                                          ----------------   ----------------   ----------------   ----------------
    Total                                 $   (107,028,271)  $    (19,619,014)  $    (25,231,635)  $    (51,293,014)
                                          ================   ================   ================   ================

                                                                STRATEGIC
                                                                  VALUE            TECHNOLOGY            VALUE
    EXPIRATION DATE                                               SERIES             SERIES             SERIES
    ---------------------------------------------------------------------------------------------------------------
    December 31, 2008                                        $             --   $     (1,559,010)  $             --
    December 31, 2009                                                      --        (20,739,634)        (4,533,168)
    December 31, 2010                                                 (22,922)       (16,282,443)       (20,121,899)
                                                             ----------------   ----------------   ----------------
    Total                                                    $        (22,922)  $    (38,581,087)  $    (24,655,067)
                                                             ================   ================   ================

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expenses limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                                      TOTAL
                                                                      MANAGEMENT     EXPENSE
                                                                         FEE        LIMITATION
          ------------------------------------------------------------------------------------
          Capital Opportunities Series                                  0.75%*         N/A
          International Growth Series                                  0.975%*         N/A
          Massachusetts Investors Growth Stock Series                   0.75%*         N/A
          Mid Cap Value Series                                          0.75%         0.25%**
          New Discovery Series                                          0.90%          N/A
          Research Growth and Income Series                             0.75%          N/A
          Research International Series                                 1.00%          N/A
          Strategic Growth Series                                       0.75%          N/A
          Strategic Value Series                                        0.75%         0.25%**
          Technology Series                                             0.75%          N/A
          Value Series                                                  0.75%          N/A

*The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of Massachusetts Investors Growth Stock Series to 0.70% of average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

**The investment adviser has voluntarily agreed to pay the operating expenses of the Mid Cap Value Series and Strategic Value Series, exclusive of management and distribution fees, such that each series' other expenses do not exceed 0.25% of its average daily net assets.

Each series pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

          First $2 billion                                            0.0175%
          Next $2.5 billion                                           0.0130%
          Next $2.5 billion                                           0.0005%
          In excess of $7 billion                                     0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2003, were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         CAPITAL         INTERNATIONAL      MASSACHUSETTS         MID CAP
                                                      OPPORTUNITIES          GROWTH        INVESTORS GROWTH        VALUE
                                                         SERIES              SERIES          STOCK SERIES          SERIES
------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)         $     69,631,325   $     38,400,416   $    633,063,124   $      3,636,315
                                                     ================   ================   ================   ================

Sales
Investments (non-U.S. government securities)         $    103,190,391   $     43,857,143   $    659,752,962   $        938,122
                                                     ================   ================   ================   ================

                                                           NEW              RESEARCH           RESEARCH          STRATEGIC
                                                        DISCOVERY       GROWTH AND INCOME   INTERNATIONAL          GROWTH
                                                         SERIES              SERIES             SERIES             SERIES
------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)         $    100,611,319   $     54,520,933   $     31,156,026   $     15,852,745
                                                     ================   ================   ================   ================

Sales
Investments (non-U.S. government securities)         $    105,941,913   $     59,157,046   $     33,384,520   $     17,122,776
                                                     ================   ================   ================   ================

                                                                           STRATEGIC
                                                                             VALUE            TECHNOLOGY            VALUE
                                                                             SERIES             SERIES             SERIES
------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                            $      2,964,351   $     16,659,674   $     87,880,642
                                                                        ================   ================   ================

Sales
Investments (non-U.S. government securities)                            $        514,923   $     16,002,789   $     97,221,731
                                                                        ================   ================   ================

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                         CAPITAL         INTERNATIONAL      MASSACHUSETTS         MID CAP
                                                       OPPORTUNITES          GROWTH        INVESTORS GROWTH        VALUE
                                                          SERIES             SERIES          STOCK SERIES          SERIES
------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                       $    269,645,659   $    101,783,771   $    558,924,293   $      3,858,783
                                                     ================   ================   ================   ================
Gross unrealized appreciation                        $     20,645,832   $      9,161,618   $     34,757,414   $        230,949
Gross unrealized depreciation                             (14,102,621)        (2,912,843)       (48,813,986)           (39,132)
                                                     ----------------   ----------------   ----------------   ----------------
Net unrealized appreciation (depreciation)           $      6,543,211   $      6,248,775   $    (14,056,572)  $        191,817
                                                     ================   ================   ================   ================

                                                           NEW              RESEARCH           RESEARCH          STRATEGIC
                                                        DISCOVERY       GROWTH AND INCOME   INTERNATIONAL          GROWTH
                                                          SERIES             SERIES             SERIES             SERIES
------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                       $    247,995,292   $     73,956,801   $     72,036,745   $     52,191,229
                                                     ================   ================   ================   ================
Gross unrealized appreciation                        $     30,371,895   $      6,509,820   $      3,996,223   $      2,938,545
Gross unrealized depreciation                              (7,909,945)        (3,068,056)          (794,889)        (4,356,874)
                                                     ----------------   ----------------   ----------------   ----------------
Net unrealized appreciation (depreciation)           $     22,461,950   $      3,441,764   $      3,201,334   $     (1,418,329)
                                                     ================   ================   ================   ================

                                                                           STRATEGIC
                                                                             VALUE            TECHNOLOGY            VALUE
                                                                             SERIES             SERIES             SERIES
------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                          $      3,856,729   $     20,323,181   $    332,514,764
                                                                        ================   ================   ================
Gross unrealized appreciation                                           $        336,191   $      2,229,628   $     12,277,182
Gross unrealized depreciation                                                     (9,608)          (384,220)       (18,234,842)
                                                                        ----------------   ----------------   ----------------
Net unrealized appreciation (depreciation)                              $        326,583   $      1,845,408   $     (5,957,660)
                                                                        ================   ================   ================

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                         CAPITAL OPPORTUNITIES SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                2,359,635   $    23,783,448         7,816,185   $    83,222,063
Shares issued to shareholders in reinvestment of
  distributions                                               90,020           890,293            25,572           310,693
Shares reacquired                                         (5,547,977)      (53,005,038)      (18,290,054)     (192,767,726)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                   (3,098,322)  $   (28,331,297)      (10,448,297)  $  (109,234,970)
                                                     ===============   ===============   ===============   ===============

                                                                          CAPITAL OPPORTUNITIES SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  455,442   $     4,530,480         1,428,102   $    15,671,550
Shares issued to shareholders in reinvestment of
  distributions                                                1,732            17,096               473             5,734
Shares reacquired                                           (440,413)       (4,351,557)         (753,704)       (7,546,550)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                       16,761   $       196,019           674,871   $     8,130,734
                                                     ===============   ===============   ===============   ===============

                                                                          INTERNATIONAL GROWTH SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                8,749,795   $    72,201,468        21,405,681   $   190,592,764
Shares issued to shareholders in reinvestment of
  distributions                                               78,473           673,301            59,605           579,362
Shares reacquired                                         (9,607,759)      (79,111,104)      (23,287,477)     (207,369,928)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                     (779,491)  $    (6,236,335)       (1,822,191)  $   (16,197,802)
                                                     ===============   ===============   ===============   ===============

                                                                          INTERNATIONAL GROWTH SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                2,866,525   $    23,383,473        15,736,307   $   139,445,776
Shares issued to shareholders in reinvestment of
  distributions                                                7,564            64,824             5,945            57,725
Shares reacquired                                         (2,746,256)      (22,373,013)      (14,812,511)     (132,272,630)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      127,833   $     1,075,284           929,741   $     7,230,871
                                                     ===============   ===============   ===============   ===============

                                                                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                9,070,183   $    68,601,867        22,425,218   $   177,682,791
Shares issued to shareholders in reinvestment of
  distributions                                                   --                --           102,030           888,683
Shares reacquired                                        (13,852,647)     (101,205,343)      (40,439,370)     (318,222,783)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                   (4,782,464)  $   (32,603,476)      (17,912,122)  $  (139,651,309)
                                                     ===============   ===============   ===============   ===============

                                                                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                3,117,085   $    23,429,437         7,225,853   $    58,183,854
Shares issued to shareholders in reinvestment of
  distributions                                                   --                --             4,402            38,301
Shares reacquired                                         (1,977,004)      (14,862,180)       (3,680,401)      (27,639,554)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                    1,140,081   $     8,567,257         3,549,854   $    30,582,601
                                                     ===============   ===============   ===============   ===============

                                                                             MID CAP VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        PERIOD ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       --   $            --            11,251   $       112,510
Shares issued to shareholders in reinvestment of
  distributions                                                    3                24                --                --
Shares reacquired                                                 --                --            (9,000)          (73,080)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase                                                       3   $            24             2,251   $        39,430
                                                     ===============   ===============   ===============   ===============

                                                                            MID CAP VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       PERIOD ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  465,058   $     3,883,463           136,684   $     1,111,793
Shares issued to shareholders in reinvestment of
  distributions                                                  197             1,626                --                --
Shares reacquired                                           (122,116)       (1,033,564)          (47,480)         (380,120)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase                                                 343,139   $     2,851,525            89,204   $       731,673
                                                     ===============   ===============   ===============   ===============

*For the period from the commencement of the series' investment operations, May 1, 2002, through December 31,2002.

                                                                              NEW DISCOVERY SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                               10,990,459   $   105,504,710        22,418,328   $   250,596,854
Shares reacquired                                        (12,624,821)     (120,522,574)      (23,198,343)     (257,626,974)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                   (1,634,362)  $   (15,017,864)         (780,015)  $    (7,030,120)
                                                     ===============   ===============   ===============   ===============

                                                                             NEW DISCOVERY SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                5,450,207   $    52,773,356         7,244,088   $    76,373,617
Shares reacquired                                         (4,750,318)      (45,970,022)       (4,247,202)      (43,341,647)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      699,889   $     6,803,334         2,996,886   $    33,031,970
                                                     ===============   ===============   ===============   ===============

                                                                       RESEARCH GROWTH AND INCOME SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                1,328,412   $    13,842,070         3,042,239   $    33,300,168
Shares issued to shareholders in
reinvestment of distributions                                 49,630           518,633            46,812           563,146
Shares reacquired                                         (1,797,053)      (18,230,737)       (4,136,375)      (44,611,348)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                     (419,011)  $    (3,870,034)       (1,047,324)  $   (10,748,034)
                                                     ===============   ===============   ===============   ===============

                                                                       RESEARCH GROWTH AND INCOME SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  150,295   $     1,568,308           730,108   $     8,177,436
Shares issued to shareholders in
reinvestment of distributions                                  4,147            43,208             3,022            36,298
Shares reacquired                                           (147,819)       (1,538,345)         (331,578)       (3,486,704)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                        6,623   $        73,171           401,552   $     4,727,030
                                                     ===============   ===============   ===============   ===============

                                                                         RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                1,173,712   $    10,942,714         3,870,545   $    36,745,010
Shares issued to shareholders inreinvestment of
  distributions                                               40,840           380,627            17,856           187,845
Shares reacquired                                         (1,832,833)      (16,630,430)       (4,859,276)      (45,935,708)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                     (618,281)  $    (5,307,089)         (970,875)  $    (9,002,853)
                                                     ===============   ===============   ===============   ===============

                                                                         RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                1,556,624   $    14,351,360         3,501,926   $    32,766,975
Shares issued to shareholders inreinvestment of
  distributions                                                3,267            30,347             1,186            12,452
Shares reacquired                                         (1,294,535)      (11,927,156)       (3,108,667)      (29,128,169)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      265,356   $     2,454,551           394,445   $     3,651,258
                                                     ===============   ===============   ===============   ===============

                                                                            STRATEGIC GROWTH SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                1,288,129   $     7,852,974         2,872,976   $    17,945,619
Shares reacquired                                         (1,814,106)      (10,717,248)       (5,289,852)      (32,818,496)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                     (525,977)  $    (2,864,274)       (2,416,876)  $   (14,872,877)
                                                     ===============   ===============   ===============   ===============

                                                                            STRATEGIC GROWTH SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  907,631   $     5,584,094         1,156,278   $     7,443,300
Shares reacquired                                           (459,660)       (2,807,007)         (513,573)       (3,040,383)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      447,971   $     2,777,087           642,705   $     4,402,917
                                                     ===============   ===============   ===============   ===============

                                                                            STRATEGIC VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        PERIOD ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       --   $            --            11,251   $       112,510
Shares issued to shareholders in reinvestment of
  distributions                                                    1                11                --                --
Shares reacquired                                                 --                --           (10,500)          (87,150)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase                                                       1   $            11               751   $        25,360
                                                     ===============   ===============   ===============   ===============

                                                                             STRATEGIC VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       PERIOD ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  530,517   $     4,457,737           225,391   $     1,843,446
Shares issued to shareholders in reinvestment of
  distributions                                                  438             3,639                --                --
Shares reacquired                                           (214,896)       (1,875,447)          (89,682)         (720,058)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase                                                 316,059   $     2,585,929           135,709   $     1,123,388
                                                     ===============   ===============   ===============   ===============

*For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                                                                               TECHNOLOGY SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                2,593,745   $     8,018,416         2,955,565   $     9,895,925
Shares reacquired                                         (2,235,865)       (6,804,251)       (4,464,947)      (15,004,381)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      357,880   $     1,214,165        (1,509,382)  $    (5,108,456)
                                                     ===============   ===============   ===============   ===============

                                                                               TECHNOLOGY SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  244,297   $       762,962         1,253,061   $     5,296,694
Shares reacquired                                           (171,674)         (525,639)         (896,115)       (3,408,512)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                       72,623   $       237,323           356,946   $     1,888,182
                                                     ===============   ===============   ===============   ===============

                                                                                 VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 INITIAL CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                        YEAR ENDED
                                                               JUNE 30, 2003                      DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                4,631,896   $    52,076,850        16,279,634   $   196,846,331
Shares issued to shareholders in reinvestment of
  distributions                                              392,757         4,371,387           188,906         2,450,119
Shares reacquired                                         (6,345,499)      (69,848,716)      (14,693,043)     (170,712,187)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                   (1,320,846)  $   (13,400,479)        1,775,497   $    28,584,263
                                                     ===============   ===============   ===============   ===============

                                                                                 VALUE SERIES
                                                     ---------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                     ---------------------------------------------------------------------
                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2003                     DECEMBER 31, 2002
                                                     ---------------------------------   ---------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                1,887,416   $    21,262,925         5,427,667   $    65,312,163
Shares issued to shareholders in reinvestment of
  distributions                                               70,238           779,643            21,393           277,042
Shares reacquired                                         (1,463,257)      (16,468,811)       (2,494,077)      (28,727,918)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                      494,397   $     5,573,757         2,954,983   $    36,861,287
                                                     ===============   ===============   ===============   ===============

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2003, was as follows:

                                                               COMMITMENT FEE
          -------------------------------------------------------------------
          Capital Opportunities Series                            $   854
          International Growth Series                                 242
          Massachusetts Investors Growth Stock Series               1,610
          Mid Cap Value Series                                          6
          New Discovery Series                                        689
          Research Growth and Income Series                           201
          Research International Series                               172
          Strategic Growth Series                                     113
          Strategic Value Series                                       13
          Technology Series                                            51
          Value Series                                              1,026

Each series had no significant borrowings during the period.

(7) RESTRICTED SECURITIES

The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2003, the New Discovery Series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.26% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

SERIES                       DESCRIPTION          DATE OF ACQUISITION    SHARE AMOUNT        COST             VALUE
---------------------------------------------------------------------------------------------------------------------
New Discovery Series         Autobytel, Inc.           6/20/03                108,200    $     584,280    $   601,808
                                                                                         =============    ===========

This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/SUN LIFE SERIES TRUST

500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
  Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield, Trustee (since May 1997) (born 1/8/40)
  Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop, Trustee (since May 2001) (born 1/13/43)
  AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles, Trustee (since May 2001) (born 3/12/42)
  McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000).

Derwyn F. Phillips, Trustee (since April 1986) (born 8/31/30)
  Retired.

Robert G. Steinhart, Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright, Trustee (since May 2001) (born 7/21/48)
  Hawaii Small Business Development Center, Kaua'i Center, Center Director (since May 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston, Trustee Emeritus (born 4/28/26)
  Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
  Massachusetts Financial Services Company, Chief Executive Officer and
  Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
  Massachusetts Financial Services Company, Vice President (since April 2003); Brown Brothers Harriman & Co., Senior Vice President (November 2002 to April
  2003); ING Groep N.V./Aeltus Investment Management, Senior Vice President (Prior to November 2002).

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
  Massachusetts Financial Services Company, Senior Vice President (since July
  2002); The Bank of New York, Senior Vice President (September 2000 to July
  2002); Lexington Global Asset Managers, Inc., Executive Vice President and Chief Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
  Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

    The Series Fund does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

    All Trustees currently serve as Trustees of each Fund and have served in that capacity continuously since originally elected or appointed.

    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.

    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875
JP Morgan Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
Stephen C. Bryant
David M. Calabro
James Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Don Pitcher
Mike Roberge
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
James Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi

++MFS Investment Management(R)

(C) 2003 MFS Investment Management(R). MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                              SUNC-SEM-8/03 187M

ITEM 2.  CODE OF ETHICS.

Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS/Sun Life Series Trust
              ------------------------------------------------------------------


By (Signature and Title)*  JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  August 25, 2003
      -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President (Principal Executive
                                                      Officer)

Date:  August 25, 2003
      -----------------------------


By (Signature and Title)*  RICHARD M. HISEY
                           -----------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial
                                               Officer and Accounting Officer)

Date:  August 25, 2003
      -----------------------------


* Print name and title of each signing officer under his or her signature.